UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05426

AIM Investment Funds (Invesco Investment Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000    Houston, Texas 77046

(Address of principal executive offices)    (Zip code)

Sheri Morris    11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 626-1919

Date of fiscal year end:	10/31

Date of reporting period:	10/31/22

ITEM 1.	REPORTS TO STOCKHOLDERS.

(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

(b) Not applicable.

Annual Report to Shareholders	October 31, 2022

Invesco Balanced-Risk Allocation Fund

Nasdaq:

A: ABRZX ∎ C: ABRCX ∎ R: ABRRX ∎ Y: ABRYX ∎ R5: ABRIX ∎ R6: ALLFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Consolidated Schedule of Investments

17	Consolidated Financial Statements

20	Consolidated Financial Highlights

21	Notes to Consolidated Financial Statements

30	Report of Independent Registered Public Accounting Firm

31	Fund Expenses

32	Approval of Investment Advisory and Sub-Advisory Contracts

34	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2022, Class A shares of Invesco Balanced-Risk Allocation Fund (the Fund), at net asset value (NAV), outperformed the Custom Invesco Balanced-Risk Allocation Style Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/21 to 10/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-13.99%
Class C Shares	-14.57
Class R Shares	-14.21
Class Y Shares	-13.78
Class R5 Shares	-13.72
Class R6 Shares	-13.69
S&P 500 Index▼ (Broad Market Index)	-14.61
Custom Invesco Balanced-Risk Allocation Style Index∎ (Style-Specific Index)	-16.98
Lipper Alternative Global Macro Funds Index♦ (Peer Group Index)	-11.64

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ♦Lipper Inc.

Market conditions and your Fund

For the fiscal year ended October 31, 2022, the Fund at NAV reported negative absolute performance as two of the macro factors in which the Fund invests: growth (equities) and defensive (fixed-income) detracted from Fund performance. The Fund invests in derivatives, such as swaps, options, and futures, which are expected to correspond to the performance of US and international fixed-income, equity and commodity markets. The strategic allocation portion of the investment process involves first selecting representative assets for each asset class from a universe of more than 50 assets. Next, we seek to construct the portfolio so that an approximately equal amount of risk comes from our three asset classes: growth (equities), defensive (fixed-income) and real return (commodities). Tactical adjustments to the Fund’s portfolio are then made on a monthly basis to try and take advantage of short-term market dynamics.

    The Fund’s strategic exposure to the growth macro factor, obtained through the use of swaps and futures, detracted from results for the fiscal year, with five of the six markets in which the Fund invests delivering negative returns as a consequence of the resurgence of inflation and central bank efforts to combat the strongest rise in prices in decades. Amongst the equity markets that the Fund invests in, only the UK was able to post positive results as the sector make-up of that market had a higher exposure to sectors that performed well in this environment including energy and staples. Japan equities were a very mild detractor as the Bank of Japan (BOJ) bucked the trend of other central banks by not raising rates and maintaining a very accommodative policy. US large- and small-caps fell over the fiscal year both as a result of aggressive hiking by the US Federal

Reserve as well as a sector make-up that tilted toward growth-oriented sectors like technology, which were relative underperformers. European equities fell on rate hikes and inflationary pressures as well as the war between Russia and Ukraine, which has raised fears of energy security and the follow through impact on economic activity. Emerging markets were the lead detractor from the Fund’s absolute performance within the growth macro factor largely on the poor performance of China, which continues to struggle with COVID-19 outbreaks and economic shutdowns resulting from their zero COVID-19 policy. Tactical shifts in the Fund’s positioning through the fiscal year proved difficult as there was no persistent performance month-to-month, which made getting on the right side of the trend a challenge.

    The Fund’s strategic exposure to the real return macro factor, obtained through the use of swaps, futures and commodity-linked notes contributed to the Fund’s absolute performance for the fiscal year. Our motivation for holding commodities has been to help offset weakness in equity and fixed-income performance during periods of unexpected inflation. In aggregate, that is the result we achieved even though performance was mixed across the commodity complexes. Contribution to returns was led by the energy complex as prices for oil, distillates and natural gas all rose over the fiscal year. The price behavior for energy was spurred not only by tight supply issues stemming from longstanding underinvestment and the additional pressures brought through Russia’s invasion of Ukraine, but also on what has been steady demand. Agricultural commodities also bolstered results as adverse weather impacted crops such as the soy complex and corn. Corn prices also saw an increase from the Russia/ Ukraine war in that Ukraine is a major producer of corn along its border with Russia and as grain embargoes were put into place. Metals did not fare as well over the fiscal year. Concerns that the aggressive central bank hiking would plunge economies into recession led to demand destruction for industrial metals like aluminum and copper, both of which saw prices fall. Gold and silver prices also fell on a combination of a strong dollar and higher real rates. Tactical shifts over the fiscal year in the real return macro factor produced modest losses for the Fund as strong early period commodity performance became volatile later in the fiscal year creating whipsaw losses.

    The Fund’s strategic exposure to the defensive macro factor, obtained through the use of swaps and futures, was the largest detractor from the Fund’s absolute performance during the fiscal year due to a combination of strong inflation readings and aggressive actions by central banks. Japan government bonds were the top performer among the Fund’s defensive macro factor holdings, turning in a flat result for the fiscal year. The BOJ’s approach of not joining other major central banks in raising rates in the fiscal year and lower inflation readings than the rest of the world left yields relatively unchanged over the fiscal year. The remaining bond markets in which the Fund invests, including Australia, Canada, UK, US and Germany, generated losses as their respective central banks hiked rates to the highest levels in at least a decade and as inflation climbed to the highest readings in several decades. Periods of high inflation and higher rates are damaging to bond returns as their fixed coupon payments become less attractive, which has a downward impact on bond prices. Tactical shifts in the defense macro factor produced gains for the Fund in the fiscal year as factors such as the rising inflation and rate environment led our models to be underweight in these exposures.

    Please note that our strategy is principally implemented with derivative instruments that include futures, options, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Balanced-Risk Allocation Fund. As always, we welcome your comments and questions.

Portfolio manager(s):

Mark Ahnrud

John Burrello

Chris Devine

Scott Hixon

Christian Ulrich

2	Invesco Balanced-Risk Allocation Fund

Scott Wolle

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3	Invesco Balanced-Risk Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/12

1 Source: RIMES Technologies Corp.

2 Source: Invesco, RIMES Technologies Corp.

3 Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Balanced-Risk Allocation Fund

Average Annual Total Returns
As of 10/31/22, including maximum applicable sales charges
Class A Shares
Inception (6/2/09)	5.07%
10 Years	2.64
5 Years	0.91
1 Year	-18.69
Class C Shares
Inception (6/2/09)	5.03%
10 Years	2.62
5 Years	1.32
1 Year	-15.25
Class R Shares
Inception (6/2/09)	5.24%
10 Years	2.97
5 Years	1.80
1 Year	-14.21
Class Y Shares
Inception (6/2/09)	5.78%
10 Years	3.48
5 Years	2.31
1 Year	-13.78
Class R5 Shares
Inception (6/2/09)	5.81%
10 Years	3.53
5 Years	2.35
1 Year	-13.72
Class R6 Shares
Inception (9/24/12)	3.45%
10 Years	3.61
5 Years	2.44
1 Year	-13.69

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Balanced-Risk Allocation Fund

Supplemental Information

Invesco Balanced-Risk Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Custom Invesco Balanced-Risk Allocation Style Index is composed of 60% MSCI World Index and 40% Bloomberg U.S. Aggregate Bond Index. Effective December 1, 2009, the fixed income component of the Custom Balanced-Risk Allocation Style Index changed from the JP Morgan GBI Global (Traded) Index to the Bloomberg U.S. Aggregate Bond Index. The MSCI World Index is considered representative of stocks of developed countries. The index return is computed using the net return, which withholds applicable taxes for non-resident investors. The Bloomberg U.S. Aggregate Bond Index is considered representative of the US investment-grade, fixed-rate bond market. The JP Morgan GBI Global (Traded) Index is considered representative of fixed-rate debt of developed government bond markets.

∎	The Lipper Alternative Global Macro Funds Index is an unmanaged index considered representative of alternative global macro funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Balanced-Risk Allocation Fund

Fund Information

Target Risk Contribution and Notional Asset Weights as of October 31, 2022

Asset Class	Target Risk Contribution*	Notional Asset Weights**
Equities and Options	25.72%	44.99%
Fixed Income	36.59	68.32
Commodities	37.69	25.49
Total	100.00%	138.80%

*

Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

**

Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Contributions. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

7	Invesco Balanced-Risk Allocation Fund

Consolidated Schedule of Investments

October 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value

U.S. Treasury Securities–34.46%
U.S. Treasury Bills–13.69%(a)
U.S. Treasury Bills	1.71%	12/08/2022	$95,800	$95,630,647

U.S. Treasury Bills	2.84%	01/26/2023	91,000	90,134,249

U.S. Treasury Bills	3.39%	03/09/2023	63,400	62,457,735

				248,222,631

U.S. Treasury Floating Rate Notes–20.77%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate - 0.02%)(b)	4.09%	01/31/2024	114,500	114,487,008

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate - 0.08%)(b)	4.04%	04/30/2024	128,300	128,113,689

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)(b)	4.15%	07/31/2024	134,000	133,869,651

				376,470,348

Total U.S. Treasury Securities (Cost $625,471,229)				624,692,979

		Expiration Date
Commodity-Linked Securities–3.77%
Canadian Imperial Bank of Commerce EMTN, U.S. Federal Funds Effective Rate minus 0.02% (linked to the Canadian Imperial Bank of Commerce Custom 7 Agriculture Commodity Index, multiplied by 2) (Canada)(c)(d)		11/30/2022	22,850	32,296,681

RBC Capital Markets LLC, Commodity-Linked Notes, U.S. Federal Funds Effective Rate minus 0.04% (linked to the RBC Enhanced Agricultural Basket 07 Excess Return Index) (Canada)(c)(d)		12/05/2022	25,600	36,062,128

Total Commodity-Linked Securities (Cost $61,278,726)				68,358,809

			Shares
Money Market Funds–53.89%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(e)(f)			263,828,894	263,828,894

Invesco Liquid Assets Portfolio, Institutional Class, 3.03%(e)(f)			60,960,429	60,972,621

Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio (Ireland), Institutional Class, 3.16%(e)(f)			174,522,956	174,522,956

Invesco Treasury Obligations Portfolio, Institutional Class, 3.12%(e)(f)			380,000,000	380,000,000

Invesco Treasury Portfolio, Institutional Class, 3.08%(e)(f)			97,546,164	97,546,164

Total Money Market Funds (Cost $976,864,608)				976,870,635

Options Purchased–1.84%
(Cost $26,462,914)(g)				33,248,201

TOTAL INVESTMENTS IN SECURITIES–93.96% (Cost $1,690,077,477)				1,703,170,624

OTHER ASSETS LESS LIABILITIES–6.04%				109,426,676

NET ASSETS–100.00%				$1,812,597,300

Investment Abbreviations:

EMTN – European Medium-Term Notes

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco Balanced-Risk Allocation Fund

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2022.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $68,358,809, which represented 3.77% of the Fund’s Net Assets.

(d)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$389,413,824	$727,002,206	$(852,587,136)	$-	$-	$263,828,894	$2,454,884

Invesco Liquid Assets Portfolio, Institutional Class	129,916,815	519,287,290	(588,207,517)	(95,866)	71,899	60,972,621	643,279

Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio, Institutional Class	143,068,345	1,043,364,213	(1,011,909,602)	-	-	174,522,956	1,639,040

Invesco Treasury Obligations Portfolio, Institutional Class	524,000,000	-	(144,000,000)	-	-	380,000,000	3,670,414

Invesco Treasury Portfolio, Institutional

Class	156,128,941	830,859,664	(889,442,441)	-	-	97,546,164	531,848

Total	$1,342,527,925	$3,120,513,373	$(3,486,146,696)	$(95,866)	$71,899	$976,870,635	$8,939,465

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(g)	The table below details options purchased.

Open Exchange-Traded Index Options Purchased

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value*		Value
Equity Risk
EURO STOXX 50 Index	Put	12/16/2022	120	EUR	3,800.00	EUR	4,560,000	$ 263,863
EURO STOXX 50 Index	Put	12/16/2022	120	EUR	3,900.00	EUR	4,680,000	357,193
EURO STOXX 50 Index	Put	05/19/2023	120	EUR	3,500.00	EUR	4,200,000	241,686
EURO STOXX 50 Index	Put	06/16/2023	130	EUR	3,600.00	EUR	4,680,000	336,855
EURO STOXX 50 Index	Put	07/21/2023	120	EUR	3,400.00	EUR	4,080,000	238,484
EURO STOXX 50 Index	Put	08/18/2023	130	EUR	3,500.00	EUR	4,550,000	320,796
EURO STOXX 50 Index	Put	09/15/2023	120	EUR	3,350.00	EUR	4,020,000	245,600
EURO STOXX 50 Index	Put	10/20/2023	120	EUR	3,200.00	EUR	3,840,000	209,548
EURO STOXX 50 Index	Put	03/17/2023	130	EUR	4,150.00	EUR	5,395,000	704,029
EURO STOXX 50 Index	Put	01/20/2023	130	EUR	4,000.00	EUR	5,200,000	516,716
EURO STOXX 50 Index	Put	02/17/2023	120	EUR	3,600.00	EUR	4,320,000	198,520
EURO STOXX 50 Index	Put	04/21/2023	120	EUR	3,700.00	EUR	4,440,000	306,555
FTSE 100 Index	Put	05/19/2023	50	GBP	7,225.00	GBP	3,612,500	230,507
FTSE 100 Index	Put	06/16/2023	50	GBP	7,375.00	GBP	3,687,500	286,700
FTSE 100 Index	Put	07/21/2023	50	GBP	6,950.00	GBP	3,475,000	199,830
FTSE 100 Index	Put	08/18/2023	50	GBP	7,200.00	GBP	3,600,000	267,204
FTSE 100 Index	Put	09/15/2023	50	GBP	7,000.00	GBP	3,500,000	230,220
FTSE 100 Index	Put	10/20/2023	50	GBP	6,800.00	GBP	3,400,000	207,571
FTSE 100 Index	Put	11/18/2022	50	GBP	6,900.00	GBP	3,450,000	22,936
FTSE 100 Index	Put	12/16/2022	50	GBP	6,800.00	GBP	3,400,000	38,131
FTSE 100 Index	Put	01/20/2023	50	GBP	7,350.00	GBP	3,675,000	192,089
FTSE 100 Index	Put	02/17/2023	50	GBP	7,175.00	GBP	3,587,500	160,552
FTSE 100 Index	Put	03/17/2023	50	GBP	7,025.00	GBP	3,512,500	148,797
FTSE 100 Index	Put	04/21/2023	50	GBP	7,250.00	GBP	3,625,000	221,906

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco Balanced-Risk Allocation Fund

Open Exchange-Traded Index Options Purchased–(continued)

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value*		Value
MSCI Emerging Markets Index	Put	04/21/2023	75	USD	1,110.00	USD	8,325,000	$ 1,888,125
MSCI Emerging Markets Index	Put	05/19/2023	75	USD	1,030.00	USD	7,725,000	1,336,875
MSCI Emerging Markets Index	Put	06/16/2023	75	USD	1,030.00	USD	7,725,000	1,362,750
MSCI Emerging Markets Index	Put	07/21/2023	70	USD	975.00	USD	6,825,000	994,700
MSCI Emerging Markets Index	Put	08/18/2023	70	USD	970.00	USD	6,790,000	987,350
MSCI Emerging Markets Index	Put	09/15/2023	70	USD	950.00	USD	6,650,000	926,800
MSCI Emerging Markets Index	Put	10/20/2023	70	USD	850.00	USD	5,950,000	588,700
MSCI Emerging Markets Index	Put	11/18/2022	75	USD	1,210.00	USD	9,075,000	2,600,250
MSCI Emerging Markets Index	Put	12/16/2022	75	USD	1,170.00	USD	8,775,000	2,355,375
MSCI Emerging Markets Index	Put	01/20/2023	75	USD	1,180.00	USD	8,850,000	2,410,875
MSCI Emerging Markets Index	Put	02/17/2023	75	USD	1,170.00	USD	8,775,000	2,302,125
MSCI Emerging Markets Index	Put	03/17/2023	75	USD	1,130.00	USD	8,475,000	1,999,500
Nikkei 225 Index	Put	06/09/2023	28	JPY	25,500.00	JPY	714,000,000	218,434
Nikkei 225 Index	Put	06/09/2023	28	JPY	26,000.00	JPY	728,000,000	248,562
Nikkei 225 Index	Put	09/08/2023	28	JPY	25,750.00	JPY	721,000,000	297,522
Nikkei 225 Index	Put	09/08/2023	28	JPY	26,500.00	JPY	742,000,000	350,247
Nikkei 225 Index	Put	09/08/2023	28	JPY	27,750.00	JPY	777,000,000	457,581
Nikkei 225 Index	Put	12/08/2023	28	JPY	25,000.00	JPY	700,000,000	310,703
Nikkei 225 Index	Put	12/09/2022	28	JPY	27,250.00	JPY	763,000,000	115,808
Nikkei 225 Index	Put	12/09/2022	28	JPY	26,750.00	JPY	749,000,000	82,854
Nikkei 225 Index	Put	03/10/2023	28	JPY	28,500.00	JPY	798,000,000	357,779
Nikkei 225 Index	Put	03/10/2023	28	JPY	25,500.00	JPY	714,000,000	139,346
Nikkei 225 Index	Put	03/10/2023	28	JPY	25,750.00	JPY	721,000,000	151,585
Nikkei 225 Index	Put	06/09/2023	28	JPY	27,250.00	JPY	763,000,000	340,832
S&P 500 Index	Put	05/19/2023	8	USD	4,075.00	USD	3,260,000	270,840
S&P 500 Index	Put	06/16/2023	8	USD	4,050.00	USD	3,240,000	270,840
S&P 500 Index	Put	08/18/2023	9	USD	4,100.00	USD	3,690,000	347,310
S&P 500 Index	Put	09/15/2023	9	USD	3,900.00	USD	3,510,000	278,190
S&P 500 Index	Put	10/20/2023	8	USD	3,625.00	USD	2,900,000	182,440
S&P 500 Index	Put	11/18/2022	8	USD	4,450.00	USD	3,560,000	459,320
S&P 500 Index	Put	12/16/2022	8	USD	4,475.00	USD	3,580,000	474,400
S&P 500 Index	Put	01/20/2023	8	USD	4,650.00	USD	3,720,000	599,640
S&P 500 Index	Put	02/17/2023	9	USD	4,375.00	USD	3,937,500	450,495
S&P 500 Index	Put	03/17/2023	8	USD	4,225.00	USD	3,380,000	319,080
S&P 500 Index	Put	04/21/2023	8	USD	4,425.00	USD	3,540,000	439,840
S&P 500 Index	Put	07/21/2023	8	USD	3,750.00	USD	3,000,000	184,840
Total Index Options Purchased								$33,248,201

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

Brent Crude	426	December-2022	$38,774,520	$2,627,257	$2,627,257

Gasoline Reformulated Blendstock Oxygenate Blending	392	November-2022	41,583,125	802,879	802,879

Low Sulphur Gas Oil	32	December-2022	3,263,200	282,777	282,777

Natural Gas	197	November-2022	12,519,350	(3,507,892)	(3,507,892)

New York Harbor Ultra-Low Sulfur Diesel	289	November-2022	44,596,226	2,307,068	2,307,068

WTI Crude	458	January-2023	38,517,800	547,869	547,869

Subtotal				3,059,958	3,059,958

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Balanced-Risk Allocation Fund

Open Futures Contracts(a)–(continued)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Equity Risk

E-Mini Russell 2000 Index	1,010	December-2022	$93,576,500	$(2,591,155)	$(2,591,155)

EURO STOXX 50 Index	30	December-2022	1,072,646	(12,029)	(12,029)

FTSE 100 Index	100	December-2022	8,150,878	(424,740)	(424,740)

MSCI Emerging Markets Index	740	December-2022	31,583,200	(4,577,141)	(4,577,141)

Nikkei 225 Index	63	December-2022	11,672,551	51,590	51,590

Subtotal				(7,553,475)	(7,553,475)

Interest Rate Risk

Australia 10 Year Bonds	3,815	December-2022	289,126,538	(3,762,807)	(3,762,807)

Canada 10 Year Bonds	2,965	December-2022	267,760,818	(4,127,680)	(4,127,680)

Euro-Bund	1,382	December-2022	189,075,967	(9,547,674)	(9,547,674)

Japan 10 Year Bonds	137	December-2022	137,069,101	156,456	156,456

Long Gilt	2,085	December-2022	244,200,692	(13,668,873)	(13,668,873)

U.S. Treasury Long Bonds	893	December-2022	107,606,500	(13,139,466)	(13,139,466)

Subtotal				(44,090,044)	(44,090,044)

Subtotal–Long Futures Contracts				(48,583,561)	(48,583,561)

Short Futures Contracts

Equity Risk

E-Mini S&P 500 Index	104	December-2022	(20,191,600)	(1,095,452)	(1,095,452)

Total Futures Contracts				$(49,679,013)	$(49,679,013)

(a)	Futures contracts collateralized by $65,895,001 cash held with Merrill Lynch International, the futures commission merchant.

Open Over-The-Counter Total Return Swap Agreements(a)(b)

Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
J.P. Morgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25%	Monthly	94,300	March-2023	USD	41,198,472	$–	$284,758	$284,758
Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	Monthly	151,000	June-2023	USD	20,070,074	–	0	0
Morgan Stanley Capital Services LLC	Receive	S&P GSCI Aluminum Dynamic Index Excess Return	0.30	Monthly	78,000	July-2023	USD	8,112,101	–	8,174	8,174
Royal Bank of Canada	Receive	RBC Enhanced Agricultural Basket 07 Excess Return Index	0.35	Monthly	235,000	May-2023	USD	30,391,869	–	0	0
Subtotal – Appreciation									–	292,932	292,932

Commodity Risk
Barclays Bank PLC	Receive	Barclays Commodity Strategy 1452 Excess Return Index	0.26	Monthly	2,700	November-2022	USD	1,689,448	–	(24,024)	(24,024)
Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2	0.27	Monthly	260,000	August-2023	USD	24,014,562	–	(387,010)	(387,010)
Subtotal – Depreciation									–	(411,034)	(411,034)
Total – Total Return Swap Agreements									$–	$(118,102)	$(118,102)

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $3,540,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)

Counterparty	Pay/ Receive	Reference Entity(c)	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Equity Risk

BNP Paribas S.A.	Receive	Invesco U.S. Low Volatility Total Return Index	SOFR + 0.050%	Monthly	3,400	November-2022	USD	19,021,130	$–	$1,203,868	$1,203,868

BNP Paribas S.A.	Receive	Invesco US Large Cap Broad Quality Total Return Index	SOFR + 0.280%	Monthly	2,350	November-2022	USD	19,152,101	–	813,898	813,898

BNP Paribas S.A.	Receive	MSCI EMU Minimum Volatility Index	1 mo. EURIBOR - 0.400%	Monthly	9,600	March-2023	EUR	26,015,328	–	904,225	904,225

BNP Paribas S.A.	Receive	MSCI EMU Momentum Index	1 mo. EURIBOR - 0.360%	Monthly	5,900	December-2022	EUR	26,419,244	–	1,247,576	1,247,576

BNP Paribas S.A.	Receive	MSCI Japan Minimum Volatility Index	TONAR - 0.400%	Monthly	57,066	February-2023	JPY	150,665,653	–	18,398	18,398

BNP Paribas S.A.	Receive	MSCI Japan Minimum Volatility Index	TONAR - 0.420%	Monthly	100,000	January-2023	JPY	264,020,000	–	32,240	32,240

BNP Paribas S.A.	Receive	MSCI Japan Quality Index	TONAR - 0.330%	Monthly	47,594	February-2023	JPY	124,345,512	–	38,352	38,352

Citibank, N.A.	Receive	MSCI Japan Minimum Volatility Index	TONAR - 0.420%	Monthly	1,794,732	January-2023	JPY	4,738,451,426	–	578,630	578,630

Goldman Sachs International	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.700%	Monthly	13,104	December-2022	USD	21,845,154	–	92,121	92,121

Goldman Sachs International	Receive	MSCI Japan Minimum Volatility Index	TONAR - 0.390%	Monthly	686,810	January-2023	JPY	1,813,315,762	–	221,431	221,431

Goldman Sachs International	Receive	MSCI Japan Minimum Volatility Index	TONAR - 0.400%	Monthly	81,392	February-2023	JPY	214,891,158	–	26,241	26,241

Goldman Sachs International	Receive	MSCI Japan Quality Index	TONAR - 0.300%	Monthly	697,469	January-2023	JPY	1,822,228,433	–	562,028	562,028

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)

Counterparty	Pay/ Receive	Reference Entity(c)	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Goldman Sachs International	Receive	MSCI Japan Quality Index	TONAR - 0.310%	Monthly	150,000	January-2023	JPY	391,894,500	$–	$120,872	$120,872

Goldman Sachs International	Receive	MSCI Japan Quality Index	TONAR - 0.330%	Monthly	1,800,000	January-2023	JPY	4,702,734,000	–	1,450,459	1,450,459

Goldman Sachs International	Receive	MSCI Japan Quality Index	TONAR - 0.330%	Monthly	64,937	February-2023	JPY	169,656,354	–	52,327	52,327

J.P. Morgan Chase Bank, N.A.	Receive	Invesco UK Broad Low Volatility Net Total Return Index	SONIA + 0.190%	Monthly	2,605	November-2022	GBP	11,497,428	–	483,083	483,083

J.P. Morgan Chase Bank, N.A.	Receive	Invesco UK Broad Price Momentum Net Total Return Index	SONIA + 0.190%	Monthly	1,966	November-2022	GBP	10,506,599	–	375,226	375,226

J.P. Morgan Chase Bank, N.A.	Receive	Invesco UK Broad Price Momentum Net Total Return Index	SONIA + 0.190%	Monthly	1,960	November-2022	GBP	10,474,534	–	374,080	374,080

J.P. Morgan Chase Bank, N.A.	Receive	Invesco UK Broad Price Momentum Net Total Return Index	SONIA + 0.230%	Monthly	224	November-2022	GBP	1,197,090	–	42,752	42,752

J.P. Morgan Chase Bank, N.A.	Receive	Invesco UK Broad Quality Net Total Return Index	SONIA + 0.230%	Monthly	1,760	November-2022	GBP	10,479,304	–	437,718	437,718

J.P. Morgan Chase Bank, N.A.	Receive	Invesco UK Broad Quality Net Total Return Index	SONIA + 0.230%	Monthly	180	November-2022	GBP	1,071,747	–	44,767	44,767

J.P. Morgan Chase Bank, N.A.	Receive	Invesco US Large Cap Broad Price Momentum Total Return Index	SOFR + 0.280%	Monthly	3,000	November-2022	USD	20,407,410	–	1,575,636	1,575,636

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)

Counterparty	Pay/ Receive	Reference Entity(c)	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

J.P. Morgan Chase Bank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.680%	Monthly	1,344	December-2022	USD	2,240,529	$–	$9,448	$9,448

J.P. Morgan Chase Bank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.700%	Monthly	3,000	January-2023	USD	5,001,180	–	21,090	21,090

J.P. Morgan Chase Bank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.790%	Monthly	7,580	January-2023	USD	12,636,315	–	53,287	53,287

Merrill Lynch International	Receive	Invesco UK Broad Low Volatility Net Total Return Index	SONIA + 0.190%	Monthly	2,395	November-2022	GBP	10,570,572	–	444,140	444,140

Merrill Lynch International	Receive	Invesco UK Broad Quality Net Total Return Index	SONIA + 0.190%	Monthly	1,760	November-2022	GBP	10,479,304	–	437,718	437,718

Merrill Lynch International	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.680%	Monthly	1,455	November-2022	USD	2,425,572	–	10,229	10,229

Merrill Lynch International	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR+ 0.720%	Monthly	8,017	March-2023	USD	13,364,820	–	56,359	56,359

Merrill Lynch International	Receive	MSCI EMU Quality Volatility Index	1 mo. EURIBOR - 0.250%	Monthly	7,700	January-2023	EUR	26,039,783	–	788,832	788,832

Subtotal - Appreciation									–	12,517,031	12,517,031

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)

Counterparty	Pay/ Receive	Reference Entity(c)	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Equity Risk

Goldman Sachs International	Receive	Invesco Emerging Markets + Korea Large Cap Broad Price Momentum Net Total Return Index	SOFR + 0.760%	Monthly	1,590	November-2022	USD	9,503,684	$–	$(123,491)	$(123,491)

J.P. Morgan Chase Bank, N.A.	Receive	Invesco Emerging Markets + Korea Large Cap Broad Price Momentum Net Total Return Index	SOFR + 0.550%	Monthly	7,510	November-2022	USD	44,888,472	–	(583,282)	(583,282)

J.P. Morgan Chase Bank, N.A.	Receive	Invesco Emerging Markets + Korea Large Cap Broad Price Momentum Net Total Return Index	SOFR+ 0.680%	Monthly	600	January-2023	USD	3,586,296	–	(46,600)	(46,600)

Subtotal - Depreciation									–	(753,373)	(753,373)

Total - Total Return Swap Agreements									$–	$11,763,658	$11,763,658

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $3,540,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components

Reference Entity	Underlying Components	Percentage

Canadian Imperial Bank of Commerce Custom 7 Agriculture Commodity Index

	Long Futures Contracts

	Coffee	6.14%

	Corn	8.08

	Cotton	18.63

	Lean Hogs	0.49

	Live Cattle	0.88

	Soybean	18.59

	Soybean Oil	14.00

	Soymeal	20.29

	Sugar	6.22

	Wheat	6.68

	Total	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Balanced-Risk Allocation Fund

Reference Entity Components–(continued)

Reference Entity	Underlying Components	Percentage

RBC Enhanced Agricultural Basket 07 Excess Return Index

	Long Futures Contracts

	Coffee	6.14%

	Corn	8.08

	Cotton	18.63

	Lean Hogs	0.49

	Live Cattle	0.88

	Soybean	18.59

	Soybean Oil	14.00

	Soymeal	20.29

	Sugar	6.22

	Wheat	6.68

	Total	100.00%

J.P. Morgan Contag Beta Gas Oil Excess Return Index

	Long Futures Contracts

	Gas Oil	100.00%

MLCX Natural Gas Annual Excess Return Index

	Long Futures Contracts

	Natural Gas	100.00%

S&P GSCI Aluminum Dynamic Roll Index Excess Return

	Long Futures Contracts

	Aluminum	100.00%

Barclays Commodity Strategy 1452 Excess Return Index

	Long Futures Contracts

	Copper	100.00%

Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2

	Long Futures Contracts

	Copper	100.00%

Abbreviations:

EMU	–European Economic and Monetary Union
EUR	–Euro
EURIBOR	–Euro Interbank Offered Rate
GBP	–British Pound Sterling
JPY	–Japanese Yen
SOFR	–Secured Overnight Financing Rate
SONIA	–Sterling Overnight Index Average
TONAR	–Tokyo Overnight Average Rate
USD	–U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Assets and Liabilities

October 31, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $713,212,869)	$726,299,989

Investments in affiliated money market funds, at value (Cost $976,864,608)	976,870,635

Other investments:
Swaps receivable – OTC	19,958

Unrealized appreciation on swap agreements – OTC	12,809,963

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	65,895,001

Cash collateral – OTC Derivatives	3,540,000

Cash	11,227,936

Foreign currencies, at value (Cost $26,761,162)	27,020,662

Receivable for:
Fund shares sold	728,515

Dividends	2,415,857

Interest	144,840

Investment for trustee deferred compensation and retirement plans	464,633

Other assets	74,524

Total assets	1,827,512,513

Liabilities:
Other investments:
Variation margin payable - futures contracts	6,995,641

Swaps payable – OTC	2,989,734

Unrealized depreciation on swap agreements-OTC	1,164,407

Payable for:
Fund shares reacquired	2,030,467

Accrued fees to affiliates	1,077,694

Accrued trustees’ and officers’ fees and benefits	1,436

Accrued other operating expenses	140,398

Trustee deferred compensation and retirement plans	515,436

Total liabilities	14,915,213

Net assets applicable to shares outstanding	$1,812,597,300

Net assets consist of:
Shares of beneficial interest	$2,042,884,957

Distributable earnings (loss)	(230,287,657)

$1,812,597,300

Net Assets:
Class A	$852,411,928

Class C	$100,108,616

Class R	$16,270,138

Class Y	$792,547,449

Class R5	$12,873,720

Class R6	$38,385,449

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	103,416,264

Class C	13,073,758

Class R	2,027,848

Class Y	93,736,603

Class R5	1,521,516

Class R6	4,522,802

Class A:
Net asset value per share	$8.24

Maximum offering price per share (Net asset value of $8.24 ÷ 94.50%)	$8.72

Class C:
Net asset value and offering price per share	$7.66

Class R:
Net asset value and offering price per share	$8.02

Class Y:
Net asset value and offering price per share	$8.46

Class R5:
Net asset value and offering price per share	$8.46

Class R6:
Net asset value and offering price per share	$8.49

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Operations

For the year ended October 31, 2022

Investment income:

Interest	$9,017,500

Dividends from affiliated money market funds (net of foreign withholding taxes of $223,188)	8,939,465

Total investment income	17,956,965

Expenses:
Advisory fees	19,210,676

Administrative services fees	314,409

Custodian fees	155,001

Distribution fees:
Class A	2,462,592

Class C	1,347,978

Class R	86,952

Transfer agent fees – A, C, R and Y	2,602,424

Transfer agent fees – R5	14,718

Transfer agent fees – R6	13,873

Trustees’ and officers’ fees and benefits	35,248

Registration and filing fees	145,060

Reports to shareholders	63,812

Professional services fees	98,874

Other	923,305

Total expenses	27,474,922

Less: Fees waived and/or expense offset arrangement(s)	(814,679)

Net expenses	26,660,243

Net investment income (loss)	(8,703,278)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	22,389,586

Affiliated investment securities	71,899

Foreign currencies	(11,797,136)

Futures contracts	(238,084,688)

Swap agreements	(91,398,926)

(318,819,265)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	18,797,063

Affiliated investment securities	(95,866)

Foreign currencies	346,207

Futures contracts	(7,544,637)

Swap agreements	7,949,922

19,452,689

Net realized and unrealized gain (loss)	(299,366,576)

Net increase (decrease) in net assets resulting from operations	$(308,069,854)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	2022	2021

Operations:
Net investment income (loss)	$(8,703,278)	$(29,679,403)

Net realized gain (loss)	(318,819,265)	484,770,750

Change in net unrealized appreciation	19,452,689	14,666,344

Net increase (decrease) in net assets resulting from operations	(308,069,854)	469,757,691

Distributions to shareholders from distributable earnings:
Class A	(225,061,518)	(10,563,728)

Class C	(34,535,946)	(1,416,700)

Class R	(3,731,479)	(148,478)

Class Y	(220,623,925)	(15,303,622)

Class R5	(3,417,238)	(246,913)

Class R6	(9,736,632)	(2,626,550)

Total distributions from distributable earnings	(497,106,738)	(30,305,991)

Share transactions–net:
Class A	127,096,042	91,241,745

Class C	(13,473,598)	(235,030,332)

Class R	4,973,468	(364,637)

Class Y	85,280,229	(125,674,098)

Class R5	1,621,069	(1,898,401)

Class R6	5,266,488	(131,933,646)

Net increase (decrease) in net assets resulting from share transactions	210,763,698	(403,659,369)

Net increase (decrease) in net assets	(594,412,894)	35,792,331

Net assets:
Beginning of year	2,407,010,194	2,371,217,863

End of year	$1,812,597,300	$2,407,010,194

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19	Invesco Balanced-Risk Allocation Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/22	$12.09	$(0.04)	$(1.29)	$(1.33)	$(1.43)	$(1.09)	$(2.52)	$8.24	(13.99)%	$852,412	1.31%	1.35%	(0.47)%	92%
Year ended 10/31/21	10.12	(0.15)	2.25	2.10	(0.13)	-	(0.13)	12.09	20.91	1,093,094	1.31	1.33	(1.26)	16
Year ended 10/31/20	11.33	(0.05)	0.01	(0.04)	(0.67)	(0.50)	(1.17)	10.12	(0.55)	831,513	1.24	1.30	(0.53)	81
Year ended 10/31/19	10.21	0.10	1.02	1.12	-	-	-	11.33	10.97	968,345	1.24	1.29	0.95	11
Year ended 10/31/18	11.28	0.03	(0.40)	(0.37)	-	(0.70)	(0.70)	10.21	(3.57)	1,016,131	1.21	1.27	0.32	116
Class C
Year ended 10/31/22	11.36	(0.11)	(1.19)	(1.30)	(1.31)	(1.09)	(2.40)	7.66	(14.57)	100,109	2.06	2.10	(1.22)	92
Year ended 10/31/21	9.50	(0.22)	2.12	1.90	(0.04)	-	(0.04)	11.36	20.04	167,794	2.06	2.08	(2.01)	16
Year ended 10/31/20	10.69	(0.12)	0.00	(0.12)	(0.57)	(0.50)	(1.07)	9.50	(1.36)	349,294	1.99	2.05	(1.28)	81
Year ended 10/31/19	9.70	0.02	0.97	0.99	-	-	-	10.69	10.21	527,251	1.99	2.04	0.20	11
Year ended 10/31/18	10.83	(0.04)	(0.39)	(0.43)	-	(0.70)	(0.70)	9.70	(4.31)	735,308	1.96	2.02	(0.43)	116
Class R
Year ended 10/31/22	11.82	(0.07)	(1.25)	(1.32)	(1.39)	(1.09)	(2.48)	8.02	(14.21)	16,270	1.56	1.60	(0.72)	92
Year ended 10/31/21	9.90	(0.17)	2.19	2.02	(0.10)	-	(0.10)	11.82	20.52	17,666	1.56	1.58	(1.51)	16
Year ended 10/31/20	11.10	(0.08)	0.02	(0.06)	(0.64)	(0.50)	(1.14)	9.90	(0.77)	15,202	1.49	1.55	(0.78)	81
Year ended 10/31/19	10.02	0.07	1.01	1.08	-	-	-	11.10	10.78	18,343	1.49	1.54	0.70	11
Year ended 10/31/18	11.11	0.01	(0.40)	(0.39)	-	(0.70)	(0.70)	10.02	(3.82)	19,989	1.46	1.52	0.07	116
Class Y
Year ended 10/31/22	12.34	(0.02)	(1.31)	(1.33)	(1.46)	(1.09)	(2.55)	8.46	(13.66)	792,547	1.06	1.10	(0.22)	92
Year ended 10/31/21	10.33	(0.12)	2.29	2.17	(0.16)	-	(0.16)	12.34	21.18	1,062,698	1.06	1.08	(1.01)	16
Year ended 10/31/20	11.55	(0.03)	0.01	(0.02)	(0.70)	(0.50)	(1.20)	10.33	(0.34)	1,000,148	0.99	1.05	(0.28)	81
Year ended 10/31/19	10.37	0.13	1.05	1.18	-	-	-	11.55	11.38	1,431,442	0.99	1.04	1.20	11
Year ended 10/31/18	11.43	0.06	(0.42)	(0.36)	-	(0.70)	(0.70)	10.37	(3.42)	1,718,473	0.96	1.02	0.57	116
Class R5
Year ended 10/31/22	12.35	(0.02)	(1.31)	(1.33)	(1.47)	(1.09)	(2.56)	8.46	(13.72)	12,874	1.04	1.08	(0.20)	92
Year ended 10/31/21	10.34	(0.12)	2.30	2.18	(0.17)	-	(0.17)	12.35	21.22	16,750	1.02	1.04	(0.97)	16
Year ended 10/31/20	11.56	(0.03)	0.02	(0.01)	(0.71)	(0.50)	(1.21)	10.34	(0.26)	15,707	0.94	1.00	(0.23)	81
Year ended 10/31/19	10.38	0.14	1.04	1.18	-	-	-	11.56	11.37	45,497	0.92	0.97	1.27	11
Year ended 10/31/18	11.43	0.07	(0.42)	(0.35)	-	(0.70)	(0.70)	10.38	(3.34)	50,691	0.92	0.98	0.61	116
Class R6
Year ended 10/31/22	12.38	(0.01)	(1.32)	(1.33)	(1.47)	(1.09)	(2.56)	8.49	(13.62)	38,385	0.97	1.01	(0.13)	92
Year ended 10/31/21	10.37	(0.11)	2.30	2.19	(0.18)	-	(0.18)	12.38	21.26	49,008	0.95	0.97	(0.90)	16
Year ended 10/31/20	11.59	(0.02)	0.02	0.00	(0.72)	(0.50)	(1.22)	10.37	(0.21)	159,353	0.86	0.92	(0.15)	81
Year ended 10/31/19	10.40	0.15	1.04	1.19	-	-	-	11.59	11.44	255,753	0.87	0.92	1.32	11
Year ended 10/31/18	11.44	0.07	(0.41)	(0.34)	-	(0.70)	(0.70)	10.40	(3.24)	398,406	0.86	0.92	0.67	116

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20	Invesco Balanced-Risk Allocation Fund

Notes to Consolidated Financial Statements

October 31, 2022

NOTE 1–Significant Accounting Policies

Invesco Balanced-Risk Allocation Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco Cayman Commodity Fund I Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the

21	Invesco Balanced-Risk Allocation Fund

inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily

22	Invesco Balanced-Risk Allocation Fund

value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

M.

Put Options Purchased – The Fund may purchase put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on put options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

23	Invesco Balanced-Risk Allocation Fund

    Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market“ on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

O.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

P.

Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in commodity futures and swaps, commodity related exchange-traded funds and exchange-traded notes and commodity linked notes, some or all of which will be owned through the Subsidiary. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

During the period, the Fund experienced a low interest rate environment created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund to the extent it invests in such notes.

Q.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.950%

Next $250 million	0.925%

Next $500 million	0.900%

Next $1.5 billion	0.875%

Next $2.5 billion	0.850%

Next $2.5 billion	0.825%

Next $2.5 billion	0.800%

Over $10 billion	0.775%

For the year ended October 31, 2022, the effective advisory fee rate incurred by the Fund was 0.90%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5

24	Invesco Balanced-Risk Allocation Fund

and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2022, the Adviser waived advisory fees of $810,989.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2022, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2022, IDI advised the Fund that IDI retained $126,431 in front-end sales commissions from the sale of Class A shares and $1,837 and $9,945 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Treasury Securities	$–	$624,692,979	$–	$624,692,979

Commodity-Linked Securities	–	68,358,809	–	68,358,809

Money Market Funds	976,870,635	–	–	976,870,635

Options Purchased	33,248,201	–	–	33,248,201

Total Investments in Securities	1,010,118,836	693,051,788	–	1,703,170,624

Other Investments – Assets*

Futures Contracts	6,775,896	–	–	6,775,896

Swap Agreements	–	12,809,963	–	12,809,963

	6,775,896	12,809,963	–	19,585,859

25	Invesco Balanced-Risk Allocation Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Liabilities*

Futures Contracts	$(56,454,909)	$–	$–	$(56,454,909)

Swap Agreements	–	(1,164,407)	–	(1,164,407)

	(56,454,909)	(1,164,407)	–	(57,619,316)

Total Other Investments	(49,679,013)	11,645,556	–	(38,033,457)

Total Investments	$960,439,823	$704,697,344	$–	$1,665,137,167

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2022:

	Value
	Commodity	Equity	Interest
Derivative Assets	Risk	Risk	Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$6,567,850	$51,590	$156,456	$6,775,896

Unrealized appreciation on swap agreements – OTC	292,932	12,517,031	–	12,809,963

Options purchased, at value – Exchange-Traded(b)	–	33,248,201	–	33,248,201

Total Derivative Assets	6,860,782	45,816,822	156,456	52,834,060

Derivatives not subject to master netting agreements	(6,567,850)	(33,299,791)	(156,456)	(40,024,097)

Total Derivative Assets subject to master netting agreements	$292,932	$12,517,031	$–	$12,809,963

	Value
	Commodity	Equity	Interest
Derivative Liabilities	Risk	Risk	Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(3,507,892)	$(8,700,517)	$(44,246,500)	$(56,454,909)

Unrealized depreciation on swap agreements – OTC	(411,034)	(753,373)	–	(1,164,407)

Total Derivative Liabilities	(3,918,926)	(9,453,890)	(44,246,500)	(57,619,316)

Derivatives not subject to master netting agreements	3,507,892	8,700,517	44,246,500	56,454,909

Total Derivative Liabilities subject to master netting agreements	$(411,034)	$(753,373)	$–	$(1,164,407)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2022.

	Financial	Financial
	Derivative	Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged
	Swap	Swap	Net Value of			Net
Counterparty	Agreements	Agreements	Derivatives	Non-Cash	Cash	Amount(a)

Fund

BNP Paribas S.A.	$4,259,354	$(53,655)	$4,205,699	$–	$(4,205,699)	$–

Citibank, N.A.	586,049	–	586,049	–	(250,000)	336,049

Goldman Sachs International	2,537,221	(172,476)	2,364,745	–	(1,760,000)	604,745

J.P. Morgan Chase Bank, N.A.	3,417,087	(811,348)	2,605,739	–	(2,605,739)	–

Merrill Lynch International	1,737,278	(55,244)	1,682,034	–	(1,640,000)	42,034

Subtotal - Fund	12,536,989	(1,092,723)	11,444,266	–	(10,461,438)	982,828

Subsidary
Barclays Bank PLC	–	(24,201)	(24,201)	–	–	(24,201)

Canadian Imperial Bank of Commerce	–	(390,688)	(390,688)	–	–	(390,688)

26	Invesco Balanced-Risk Allocation Fund

	Financial	Financial
	Derivative	Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged
	Swap	Swap	Net Value of			Net
Counterparty	Agreements	Agreements	Derivatives	Non-Cash	Cash	Amount(a)

J.P. Morgan Chase Bank, N.A.	$284,758	$(2,215)	$282,543	$–	$(282,543)	$–

Merrill Lynch International	–	(1,975,504)	(1,975,504)	–	1,975,504	–

Morgan Stanley Capital Services LLC	8,174	(981)	7,193	–	–	7,193

Royal Bank of Canada	–	(667,829)	(667,829)	–	667,829	–

Subtotal - Subsidary	292,932	(3,061,418)	(2,768,486)	–	2,360,790	(407,696)

Total	$12,829,921	$(4,154,141)	$8,675,780	$–	$(8,100,648)	$575,132

(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

Effect of Derivative Investments for the year ended October 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Consolidated Statement of Operations
	Commodity	Equity	Interest
	Risk	Risk	Rate Risk	Total

Realized Gain (Loss):
Futures contracts	$48,255,161	$(89,205,347)	$(197,134,502)	$(238,084,688)

Options purchased(a)	-	(4,749,098)	-	(4,749,098)

Swap agreements	(1,142)	(92,763,738)	1,365,954	(91,398,926)

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(1,405,340)	(15,054,448)	8,915,151	(7,544,637)

Options purchased(a)	-	17,901,028	-	17,901,028

Swap agreements	7,315,811	634,111	-	7,949,922

Total	$54,164,490	$(183,237,492)	$(186,853,397)	$(315,926,399)

(a)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

The table below summarizes the average notional value of derivatives held during the period.

		Equity
	Futures	Options	Swap
	Contracts	Purchased	Agreements

Average notional value	$2,068,411,994	$395,680,263	$863,872,979

Average contracts	–	3,977	–

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,690.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

27	Invesco Balanced-Risk Allocation Fund

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021

Ordinary income*	$428,299,995	$30,305,991

Long-term capital gain	68,806,743	–

Total distributions	$497,106,738	$30,305,991

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Net unrealized appreciation (depreciation) – investments	$(4,442,021)

Net unrealized appreciation – foreign currencies	738,730

Temporary book/tax differences	(382,276)

Capital loss carryforward	(226,202,090)

Shares of beneficial interest	2,042,884,957

Total net assets	$1,812,597,300

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to derivative instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$115,328,279	$110,873,811	$226,202,090

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2022 was $30,602,596 and $24,839,378, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$39,240,751

Aggregate unrealized (depreciation) of investments	(43,682,772)

Net unrealized appreciation (depreciation) of investments	$(4,442,021)

Cost of investments for tax purposes is $1,669,579,188.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating losses, derivative instruments and income from the Subsidiary, on October 31, 2022, undistributed net investment income (loss) was increased by $1,128,768, undistributed net realized gain (loss) was increased by $118,284,907 and shares of beneficial interest was decreased by $119,413,675. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	7,675,989	$73,144,192	7,717,868	$89,718,206

Class C	1,764,890	15,574,741	1,858,756	20,404,306

Class R	512,017	4,634,315	395,503	4,525,565

Class Y	23,303,511	228,108,540	19,773,947	234,498,165

Class R5	98,801	961,133	128,696	1,486,744

Class R6	862,016	8,179,105	1,393,714	16,794,691

28	Invesco Balanced-Risk Allocation Fund

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	21,402,812	$205,895,058	882,471	$9,645,406

Class C	3,455,498	31,099,481	121,143	1,251,404

Class R	393,370	3,693,741	13,746	147,216

Class Y	17,644,226	173,795,631	1,089,355	12,124,526

Class R5	330,794	3,258,322	22,093	245,897

Class R6	854,002	8,437,540	229,616	2,562,519

Automatic conversion of Class C shares to Class A shares:
Class A	3,448,280	31,918,195	18,455,595	209,165,274

Class C	(3,697,763)	(31,918,195)	(19,548,435)	(209,165,274)

Reacquired:
Class A	(19,509,831)	(183,861,403)	(18,796,945)	(217,287,141)

Class C	(3,218,052)	(28,229,625)	(4,412,659)	(47,520,768)

Class R	(371,925)	(3,354,588)	(451,008)	(5,037,418)

Class Y	(33,306,794)	(316,623,942)	(31,568,339)	(372,296,789)

Class R5	(263,981)	(2,598,386)	(313,605)	(3,631,042)

Class R6	(1,150,430)	(11,350,157)	(13,027,447)	(151,290,856)

Net increase (decrease) in share activity	20,227,430	$210,763,698	(36,035,935)	$(403,659,369)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 58% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

29	Invesco Balanced-Risk Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Balanced-Risk Allocation Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Balanced-Risk Allocation Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2022, the related consolidated statement of operations for the year ended October 31, 2022, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

30	Invesco Balanced-Risk Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

    In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$893.70	$6.40	$1,018.45	$6.82	1.34%
Class C	1,000.00	891.70	9.97	1,014.67	10.61	2.09
Class R	1,000.00	893.10	7.59	1,017.19	8.08	1.59
Class Y	1,000.00	895.10	5.21	1,019.71	5.55	1.09
Class R5	1,000.00	895.20	5.06	1,019.86	5.40	1.06
Class R6	1,000.00	896.50	4.73	1,020.21	5.04	0.99

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2022 through October 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

31	Invesco Balanced-Risk Allocation Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Balanced-Risk Allocation Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled

Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Balanced-Risk Allocation Style Index (Index). The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

32	Invesco Balanced-Risk Allocation Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s contractual management fees and its total expense ratio were in the fourth quintile of its expense group, and its actual management fees were in the fifth quintile of its expense group, and discussed with management reasons for such relative actual and contractual management fees and total expenses.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2021.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

33	Invesco Balanced-Risk Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$68,806,743
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.26%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$145,875,892

34	Invesco Balanced-Risk Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			189	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	189	None
Daniel S. Vandivort -1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Balanced-Risk Allocation Fund

(This page intentionally left blank)

(This page intentionally left blank)

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	IBRA-AR-1

Annual Report to Shareholders	October 31, 2022

Invesco Balanced-Risk Commodity Strategy Fund

Nasdaq:

A: BRCAX ∎ C: BRCCX ∎ R: BRCRX ∎ Y: BRCYX ∎ R5: BRCNX ∎ R6: IBRFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Consolidated Schedule of Investments

14	Consolidated Financial Statements

17	Consolidated Financial Highlights

18	Notes to Consolidated Financial Statements

26	Report of Independent Registered Public Accounting Firm

27	Fund Expenses

28	Approval of Investment Advisory and Sub-Advisory Contracts

30	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2022, Class A shares of Invesco Balanced-Risk Commodity Strategy Fund (the Fund), at net asset value (NAV), underperformed the Bloomberg Commodity Index, the Fund’s broad market/style-specific benchmark.

  Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/21 to 10/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.63%
Class C Shares	5.69
Class R Shares	6.17
Class Y Shares	6.80
Class R5 Shares	6.76
Class R6 Shares	6.77
Bloomberg Commodity Index▼ (Broad Market/Style-Specific Index)	11.15

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

The fiscal year ended October 31, 2022, provided positive returns for commodities due to gains in the energy and agriculture sectors that were favorably impacted by the war between Russia and Ukraine. Given Russia is the third largest oil producer in the world and Russia and Ukraine combined produce approximately one-third of the world’s wheat, the war has led to supply disruptions and an energy crisis in Europe resulting from sanctions on Russian output. Industrial metals and precious metals declined as inflation remains at a high and persistent level causing central banks to take aggressive actions in the form of interest rate increases that have resulted in fears of a global economic recession. Moreover, the environment has seen both high volatility and a high divergence of returns across commodity complexes and individual exposures. Commodities surged after Russia invaded Ukraine in March 2022 with prices reaching a peak in early June; afterwards, recession fears gripped the markets and there was a general decline that saw many commodities fall back to their pre-war levels. With that background in mind, the Fund invests with a strategic long bias in four commodity complexes – agriculture, energy, industrial metals and precious metals – and then makes tactical adjustments on a monthly basis to try to take advantage of short-term market dynamics. Gains in the energy sector dominated net results during the fiscal year, and in fact, energy’s contribution was more than 100% of net total returns due to the war’s supply disruptions and the subsequent impact on oil, natural gas and refined products. The Fund’s ability to tactically adjust its exposure to assets detracted from the Fund’s relative performance over the fiscal year mainly due to the Fund being underweight and even periodically net short natural gas and wheat leading up to and into Russia’s in-

vasion of Ukraine. Overall, the Fund under-performed the Bloomberg Commodity Index, primarily due to the monthly tactical positioning in energy.

    Sanctions on Russian oil and natural gas forced Europe to source products from alternative producers in an already tight market which propelled energy to be the top contributing sub-complex in the Fund. Compounding the supply imbalance was limited excess refined product capacity in the US for gasoline, diesel and heating oil while OPEC implemented a production cut late in the fiscal year despite protest from the White House. Gains were exceptional in the energy sector with all assets up significantly due to supply/demand imbalances. As a result, top contributors based on allocation weights were heating oil, unleaded gasoline, gasoil and Brent crude. Tactical positioning in energy was the Fund’s primary detractor mostly due to pre-war positioning that was net short natural gas while concurrently being underweight in heating oil and gasoil.

    The Fund’s strategic positioning within the agriculture sector contributed to overall results as positive returns from grains and livestock were able to overcome losses in soft commodities including cotton, coffee and sugar. Gains in wheat and corn dominated headlines but the Fund’s leading contributors were soymeal, soybeans and soybean oil that were rewarded by poor weather across North and South America that impaired production. Soybean oil further benefited from temporary shortages of palm oil and sunflower oil from Ukraine, as well as its crossover use as a biofuel given the soaring prices of refined petroleum products such as diesel. Cotton and coffee prices suffered due to demand fears as soaring energy prices and tight monetary policy raised the risk of a global economic slowdown. Tactical agriculture exposure was a net detractor mainly due to the Fund’s net short position in wheat in the pre-war period of early 2022.

    Strategic positioning in industrial metals was a detractor from the Fund’s relative performance as it was the worst-performing of the four primary sub-complexes. Copper was the worst performing commodity in the Fund’s universe as demand for metal has declined along with Chinese economic activity. China is both a primary consumer and processor of the metal along with aluminum and the country’s ongoing zero-COVID-19 policy has resulted in three straight reported declines in manufacturing activity. Global central bank efforts to contain inflation have led to a spike in interest rates which has reduced spending on new construction and industrial metals demand in tandem. Tactical exposure was favorable as the Fund was underweight across the fiscal year.

    The Fund’s strategic exposure to precious metals also detracted from overall results as both gold and silver declined. Rising interest rates and the US dollar weighed on the price of gold despite elevated levels of inflation as investors currently believe the US Federal Reserve and other central banks will be successful in their battle with inflation. Silver’s losses were compounded by the metal’s crossover use as an industrial metal making it more economically sensitive than gold. Tactical exposure was favorable as the Fund was net underweight across the fiscal year.

    Please note that our strategy is principally implemented with derivative instruments that include futures, total return swaps and commodity-linked notes. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Balanced-Risk Commodity Strategy Fund.

Portfolio manager(s):

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Scott Wolle

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc.

2	Invesco Balanced-Risk Commodity Strategy Fund

makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Balanced-Risk Commodity Strategy Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/12

1   Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Balanced-Risk Commodity Strategy Fund

Average Annual Total Returns
As of 10/31/22, including maximum applicable sales charges

Class A Shares
Inception (11/30/10)	-1.37%
10 Years	-2.25
5 Years	4.01
1 Year	0.72

Class C Shares
Inception (11/30/10)	-1.40%
10 Years	-2.28
5 Years	4.41
1 Year	4.80

Class R Shares
Inception (11/30/10)	-1.13%
10 Years	-1.94
5 Years	4.93
1 Year	6.17

Class Y Shares
Inception (11/30/10)	-0.64%
10 Years	-1.47
5 Years	5.43
1 Year	6.80

Class R5 Shares
Inception (11/30/10)	-0.60%
10 Years	-1.41
5 Years	5.47
1 Year	6.76

Class R6 Shares
Inception (9/24/12)	-1.67%
10 Years	-1.37
5 Years	5.48
1 Year	6.77

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Balanced-Risk Commodity Strategy Fund

Supplemental Information

Invesco Balanced-Risk Commodity Strategy Fund’s investment objective is to provide total return.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Commodity Index is an unmanaged index designed to be a highly liquid and diversified benchmark for the commodity futures market.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Balanced-Risk Commodity Strategy Fund

Fund Information

Target Risk Contribution and Notional Asset Weights as of October 31, 2022

Asset Class	Target Risk Contribution*	Notional Asset Weights**

Agriculture	20.36%	28.35%
Energy	64.89	44.58
Industrial Metals	9.88	14.22
Precious Metals	4.87	13.70
Total	100.00%	100.85%

*

Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

**

Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Contributions. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

7	Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Schedule of Investments

October 31, 2022

Interest Rate		Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–30.15%
U.S. Treasury Bills–9.78%(a)
U.S. Treasury Bills	1.48%	11/25/2022	$59,300	$59,241,886
U.S. Treasury Bills	1.71%	12/08/2022	56,200	56,100,651
				115,342,537

U.S. Treasury Floating Rate Notes–20.37%(b)
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate - 0.02%)	4.10%	01/31/2024	80,200	80,190,900
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate - 0.08%)	4.04%	04/30/2024	74,500	74,391,815
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)	4.15%	07/31/2024	85,600	85,516,732
				240,099,447
Total U.S. Treasury Securities (Cost $355,642,491)				355,441,984

		Expiration Date
Commodity-Linked Securities–6.97%
Barclays Bank PLC (United Kingdom), U.S. Federal Funds Effective Rate minus 0.06% (linked to the Barclays Gold Nearby Total Return Index, multiplied by 2.5)(c)		11/21/2022	15,200	11,141,453
Barclays Bank PLC (United Kingdom), U.S. Federal Funds Effective Rate minus 0.06% (linked to the Barclays Copper Roll Yield Total Return Index, multiplied by 2)(c)		08/01/2023	14,730	12,757,762
Citigroup Global Markets Holdings Inc.,, 1 month SOFR plus 0.04% (linked to the S&P GSCI Gold Excess Return Index, multiplied by 2.5)(c)		11/30/2023	33,500	32,837,224
Societe Generale S.A. (France), U.S. Federal Funds Effective Rate minus 0.02% (linked to the Societe Generale Soybean Meal Index, multiplied by 2)(c)		12/22/2022	17,500	25,469,019
Total Commodity-Linked Securities (Cost $80,930,000)				82,205,458

			Shares
Money Market Funds–56.66%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(d)(e)			161,006,414	161,006,414
Invesco Liquid Assets Portfolio, Institutional Class, 3.03%(d)(e)			114,006,606	114,029,407
Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio (Ireland), Institutional Class, 3.16%(d)(e)			209,004,299	209,004,299
Invesco Treasury Portfolio, Institutional Class, 3.08%(d)(e)			184,007,331	184,007,331
Total Money Market Funds (Cost $668,001,883)				668,047,451
TOTAL INVESTMENTS IN SECURITIES-93.78% (Cost $1,104,574,374)				1,105,694,893
OTHER ASSETS LESS LIABILITIES-6.22%				73,386,734
NET ASSETS-100.00%				$1,179,081,627

Investment Abbreviations:

SOFR – Secured Overnight Financing Rate

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco Balanced-Risk Commodity Strategy Fund

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2022.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $82,205,458, which represented 6.97% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$219,699,971	$435,059,306	$(493,752,863)	$-	$-	$161,006,414	$1,698,803
Invesco Liquid Assets Portfolio, Institutional Class	155,968,493	310,756,647	(352,680,616)	60,468	(75,585)	114,029,407	1,213,772
Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio, Institutional Class	317,059,908	1,696,227,438	(1,804,283,047)	-	-	209,004,299	2,156,749
Invesco Treasury Portfolio, Institutional Class	251,085,682	497,210,635	(564,288,986)	-	-	184,007,331	1,842,087
Total	$943,814,054	$2,939,254,026	$(3,215,005,512)	$60,468	$(75,585)	$668,047,451	$6,911,411

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.

Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Commodity Risk
Coffee ’C’	308	March-2023	$20,102,775	$(5,185,946)	$(5,185,946)
Corn	1,122	December-2022	38,793,150	1,936,153	1,936,153
Natural Gas	537	November-2022	34,126,350	(8,881,709)	(8,881,709)
Soybeans	1,100	July-2023	79,103,750	1,276,621	1,276,621
Wheat	240	December-2022	10,587,000	(1,427,581)	(1,427,581)
Total Futures Contracts				$(12,282,462)	$(12,282,462)

(a)	Futures contracts collateralized by $51,865,000 cash held with Goldman Sachs & Co., the futures commission merchant.

Open Over-The-Counter Total Return Swap Agreements(a)(b)

Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Barclays Bank PLC	Receive	Barclays Brent Crude Roll Yield Index	0.35%	Monthly	33,600	February–2023	USD	19,281,000	$–	$531,105	$531,105
Barclays Bank PLC	Receive	Barclays WTI Crude Roll Yield Excess Return Index	0.35	Monthly	228,500	March–2023	USD	93,418,066	–	1,995,056	1,995,056
Goldman Sachs International	Receive	S&P GSCI Soybean Meal Excess Return Index	0.42	Monthly	23,050	December–2022	USD	27,185,862	–	1,858,982	1,858,982
J.P. Morgan Chase Bank, N.A.	Pay	S&P GSCI Gold Index Excess Return	0.09	Monthly	40,500	July–2023	USD	4,851,240	–	39,301	39,301
J.P. Morgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	Monthly	214,500	March–2023	USD	93,712,326	–	647,726	647,726
Macquarie Bank Ltd.	Pay	Macquarie Single Commodity Nickel type A Excess Return Index	0.17	Monthly	212,000	February–2023	USD	29,999,102	–	695,763	695,763

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco Balanced-Risk Commodity Strategy Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)

Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Macquarie Bank Ltd.	Pay	Macquarie Single Commodity Zinc type A Excess Return Index	0.12%	Monthly	65,000	October–2023	USD	12,394,961	$–	$891,586	$891,586
Macquarie Bank Ltd.	Receive	Macquarie Aluminium Dynamic Selection Index	0.30	Monthly	1,470,000	February–2023	USD	76,976,697	–	298,557	298,557
Merrill Lynch International	Pay	Merrill Lynch Gold Excess Return Index	0.01	Monthly	9,000	September–2023	USD	1,675,845	–	0	0
Merrill Lynch International	Pay	MLCIAPLH Excess Return Index	0.00	Monthly	360,000	September–2023	USD	2,973,996	–	0	0
Merrill Lynch International	Pay	MLCX2CCER Excess Return Index	0.00	Monthly	321,000	December–2022	USD	15,778,402	–	0	0
Merrill Lynch International	Pay	MLCX2LCER Excess Return Index	0.06	Monthly	260,000	March–2023	USD	16,030,066	–	0	0
Merrill Lynch International	Receive	Merrill Lynch Soybean Meal Index	0.30	Monthly	19,200	February–2023	USD	15,930,472	–	0	0
Merrill Lynch International	Receive	MLCX Dynamic Enhanced Copper Excess Return Index	0.25	Monthly	76,800	February–2023	USD	54,017,426	–	0	0
Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	Monthly	281,300	June–2023	USD	37,388,821	–	0	0
Merrill Lynch International	Receive	MLCX1XBE Excess Return Index	0.10	Monthly	132,700	September–2023	USD	54,376,280	–	0	0
Morgan Stanley Capital Services LLC	Receive	Morgan Stanley MSCY2XB0 Index	0.15	Monthly	57,500	September–2023	USD	44,548,338	–	1,575,673	1,575,673
Morgan Stanley Capital Services LLC	Receive	MS Soybean Oil Dynamic Roll	0.30	Monthly	168,700	April–2023	USD	46,298,804	–	4,065,670	4,065,670
Royal Bank of Canada	Receive	RBC Enhanced Brent Crude Oil 01 Excess Return Index	0.35	Monthly	87,900	December–2022	USD	45,515,262	–	0	0
Subtotal – Appreciation									–	12,599,419	12,599,419
Commodity Risk
BNP Paribas S.A.	Receive	BNP Paribas Commodity Daily Dynamic Curve CO Index	0.25	Monthly	51,500	August–2023	USD	30,878,355	–	(535,214)	(535,214)
Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2	0.27	Monthly	147,500	August–2023	USD	13,623,646	–	(219,554)	(219,554)
Cargill, Inc.	Receive	Cargill Single Commodity Index	0.41	Monthly	26,300	June–2023	USD	6,068,054	–	(161,072)	(161,072)
Goldman Sachs International	Receive	Enhanced Strategy AB31 on the S&P GSCI Cotton Excess Return Index	0.45	Monthly	932,000	December–2022	USD	53,264,480	–	(7,101,066)	(7,101,066)
Macquarie Bank Ltd.	Receive	Macquarie Single Commodity Silver type A Excess Return Index	0.16	Monthly	139,500	February–2023	USD	27,557,067	–	(327,560)	(327,560)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Balanced-Risk Commodity Strategy Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)–(continued)

Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	Pay	Morgan Stanley MSCY2KW0 Index	0.05%	Monthly	22,200	December–2022	USD	6,571,164	$–	$(184,642)	$(184,642)
UBS AG	Receive	UBS Modified Roll Select Heating Oil Strategy	0.30	Monthly	724,000	December–2022	USD	96,379,242	–	(793,214)	(793,214)
Subtotal – Depreciation									–	(9,322,322)	(9,322,322)
Total – Total Return Swap Agreements									$–	$3,277,097	$3,277,097
(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $7,070,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components
Reference Entity	Underlying Components	Percentage

Barclays Brent Crude Roll Yield Index

	Long Futures Contracts

	Brent Crude	100.00%

Barclays WTI Crude Roll Yield Excess Return Index

	Long Futures Contracts

	WTI Crude	100.00%

S&P GSCI Soybean Meal Excess Return Index

	Long Futures Contracts

	Soybean Meal	100.00%

S&P GSCI Gold Index Excess Return

	Long Futures Contracts

	Gold	100.00%

J.P. Morgan Contag Beta Gas Oil Excess Return Index

	Long Futures Contracts

	Gas Oil	100.00%

Macquarie Aluminum Dynamic Selection Index

	Long Futures Contracts

	Aluminum	100.00%

Macquarie Single Commodity Nickel type A Excess Return Index

	Long Futures Contracts

	Nickel	100.00%

Macquarie Single Commodity Zinc type A Excess Return Index

	Long Futures Contracts

	Zinc	100.00%

Merrill Lynch Gold Excess Return Index

	Long Futures Contracts

	Gold	100.00%

MLCIAPLH Excess Return Index

	Long Futures Contracts

	Lean Hogs	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Balanced-Risk Commodity Strategy Fund

Reference Entity Components–(continued)
Reference Entity	Underlying Components	Percentage

MLCX2CCER Excess Return Index

	Long Futures Contracts

	Cocoa	100.00%

MLCX2LCER Excess Return Index

	Long Futures Contracts

	Live Cattle	100.00%

Merrill Lynch Soybean Meal Index

	Long Futures Contracts

	Soybean Meal	100.00%

MLCX Dynamic Enhanced Copper Excess Return Index

	Long Futures Contracts

	Copper	100.00%

MLCX Natural Gas Annual Excess Return Index

	Long Futures Contracts

	Natural Gas	100.00%

MLCX1XBE Excess Return Index

	Long Futures Contracts

	Gasoline Unleaded	100.00%

Morgan Stanley MSCY2XB0 Index

	Long Futures Contracts

	Gasoline RBOB	100.00%

MS Soybean Oil Dynamic Roll Index

	Long Futures Contracts

	Soybean Oil	100.00%

RBC Enhanced Brent Crude Oil 01 Excess Return Index

	Long Futures Contracts

	Brent Crude	100.00%

BNP Paribas Commodity Daily Dynamic Curve CO Index

	Long Futures Contracts

	Brent Crude	100.00%

Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2

	Long Futures Contracts

	Copper	100.00%

Cargill Single Commodity Index

	Long Futures Contracts

	Sugar	100.00%

Enhanced Strategy AB31 on the S&P GSCI Cotton Excess Return Index

	Long Futures Contracts

	Cotton	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Balanced-Risk Commodity Strategy Fund

Reference Entity Components–(continued)
Reference Entity	Underlying Components	Percentage

Macquarie Single Commodity Silver type A Excess Return Index

	Long Futures Contracts

	Silver	100.00%

Morgan Stanley MSCY2KW0 Index

	Long Futures Contracts

	Kansas Wheat	100.00%

UBS Modified Roll Select Heating Oil Strategy

	Long Futures Contracts

	Heating Oil	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities

October 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $436,572,491)	$437,647,442
Investments in affiliated money market funds, at value (Cost $668,001,883)	668,047,451
Other investments:
Variation margin receivable – futures contracts	6,601,242
Swaps receivable – OTC	11,500,303
Unrealized appreciation on swap agreements – OTC	12,599,419
Deposits with brokers:
Cash collateral – exchange-traded futures contracts	51,865,000
Cash collateral – OTC Derivatives	7,070,000
Cash	31,560,382
Receivable for:
Fund shares sold	953,992
Dividends	1,737,531
Interest	638,982
Investment for trustee deferred compensation and retirement plans	56,713
Other assets	49,579
Total assets	1,230,328,036

Liabilities:
Other investments:
Swaps payable – OTC	5,380,312
Unrealized depreciation on swap agreements – OTC	9,322,322
Payable for:
Investments purchased	33,500,000
Fund shares reacquired	1,950,444
Accrued fees to affiliates	678,813
Accrued trustees’ and officers’ fees and benefits	1,187
Accrued other operating expenses	308,474
Trustee deferred compensation and retirement plans	104,857
Total liabilities	51,246,409
Net assets applicable to shares outstanding	$1,179,081,627

Net assets consist of:
Shares of beneficial interest	$1,093,434,744
Distributable earnings	85,646,883
$1,179,081,627

Net Assets:
Class A	$86,967,987
Class C	$26,354,554
Class R	$11,778,994
Class Y	$515,659,498
Class R5	$154,844,844
Class R6	$383,475,750

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	11,952,776
Class C	3,962,225
Class R	1,660,318
Class Y	68,735,734
Class R5	20,534,664
Class R6	50,726,170
Class A:
Net asset value per share	$7.28
Maximum offering price per share (Net asset value of $7.28 ÷ 94.50%)	$7.70
Class C:
Net asset value and offering price per share	$6.65
Class R:
Net asset value and offering price per share	$7.09
Class Y:
Net asset value and offering price per share	$7.50
Class R5:
Net asset value and offering price per share	$7.54
Class R6:
Net asset value and offering price per share	$7.56

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Operations

For the year ended October 31, 2022

Investment income:
Interest	$5,450,342
Dividends from affiliated money market funds	6,911,411
Total investment income	12,361,753

Expenses:
Advisory fees	13,801,331
Administrative services fees	214,876
Custodian fees	114,811
Distribution fees:
Class A	183,440
Class C	237,166
Class R	37,521
Transfer agent fees – A, C, R and Y	1,916,848
Transfer agent fees – R5	168,781
Transfer agent fees – R6	131,234
Trustees’ and officers’ fees and benefits	32,383
Registration and filing fees	176,679
Reports to shareholders	233,605
Professional services fees	88,158
Other	(6,648)
Total expenses	17,330,185
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(2,370,138)
Net expenses	14,960,047
Net investment income (loss)	(2,598,294)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	30,757,584
Affiliated investment securities	(75,585)
Futures contracts	70,015,050
Swap agreements	52,260,726
152,957,775
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(33,380,764)
Affiliated investment securities	60,468
Futures contracts	(37,927,439)
Swap agreements	8,734,618
(62,513,117)
Net realized and unrealized gain	90,444,658
Net increase in net assets resulting from operations	$87,846,364

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	2022	2021
Operations:
Net investment income (loss)	$(2,598,294)	$(11,587,526)
Net realized gain	152,957,775	222,479,514
Change in net unrealized appreciation (depreciation)	(62,513,117)	62,178,589
Net increase in net assets resulting from operations	87,846,364	273,070,577

Distributions to shareholders from distributable earnings:
Class A	(6,880,799)	–
Class C	(2,650,024)	–
Class R	(435,805)	–
Class Y	(128,443,740)	–
Class R5	(22,431,534)	–
Class R6	(53,113,623)	–
Total distributions from distributable earnings	(213,955,525)	–

Share transactions–net:
Class A	49,014,032	20,958,217
Class C	11,850,576	10,493,372
Class R	9,747,043	748,742
Class Y	(319,309,638)	439,936,930
Class R5	9,937,358	(43,724,049)
Class R6	(48,603,744)	286,291,421
Net increase (decrease) in net assets resulting from share transactions	(287,364,373)	714,704,633
Net increase (decrease) in net assets	(413,473,534)	987,775,210

Net assets:
Beginning of year	1,592,555,161	604,779,951
End of year	$1,179,081,627	$1,592,555,161

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/22	$8.01	$(0.03)	$0.47	$0.44	$(1.17)	$ –	$(1.17)	$7.28	6.63%	$86,968	1.31%		1.56%		(0.41)%	106%
Year ended 10/31/21	5.81	(0.10)	2.30	2.20	–	–	–	8.01	37.87	45,976	1.33		1.67		(1.29)	14
Year ended 10/31/20	6.22	(0.03)	(0.32)	(0.35)	(0.06)	–	(0.06)	5.81	(5.75)	17,291	1.31		1.73		(0.51)	186
Year ended 10/31/19	6.50	0.05	(0.32)	(0.27)	(0.01)	(0.00)	(0.01)	6.22	(4.15)	24,633	1.31	(d)	1.58	(d)	0.79 (d)	9
Year ended 10/31/18	6.70	0.01	(0.21)	(0.20)	–	–	–	6.50	(2.98)	34,543	1.42		1.51		0.14	96
Class C
Year ended 10/31/22	7.44	(0.08)	0.42	0.34	(1.13)	–	(1.13)	6.65	5.69	26,355	2.06		2.31		(1.16)	106
Year ended 10/31/21	5.43	(0.14)	2.15	2.01	–	–	–	7.44	37.02	17,125	2.08		2.42		(2.04)	14
Year ended 10/31/20	5.87	(0.07)	(0.32)	(0.39)	(0.05)	–	(0.05)	5.43	(6.63)	4,393	2.06		2.48		(1.26)	186
Year ended 10/31/19	6.16	0.00	(0.29)	(0.29)	–	(0.00)	(0.00)	5.87	(4.66)	6,083	2.06	(d)	2.33	(d)	0.04 (d)	9
Year ended 10/31/18	6.40	(0.04)	(0.20)	(0.24)	–	–	–	6.16	(3.75)	9,555	2.17		2.26		(0.61)	96
Class R
Year ended 10/31/22	7.85	(0.05)	0.45	0.40	(1.16)	–	(1.16)	7.09	6.17	11,779	1.56		1.81		(0.66)	106
Year ended 10/31/21	5.70	(0.11)	2.26	2.15	–	–	–	7.85	37.72	2,932	1.58		1.92		(1.54)	14
Year ended 10/31/20	6.12	(0.04)	(0.33)	(0.37)	(0.05)	–	(0.05)	5.70	(6.03)	1,603	1.56		1.98		(0.76)	186
Year ended 10/31/19	6.40	0.03	(0.30)	(0.27)	(0.01)	(0.00)	(0.01)	6.12	(4.25)	1,404	1.56	(d)	1.83	(d)	0.54 (d)	9
Year ended 10/31/18	6.62	(0.01)	(0.21)	(0.22)	–	–	–	6.40	(3.32)	1,622	1.67		1.76		(0.11)	96
Class Y
Year ended 10/31/22	8.22	(0.01)	0.47	0.46	(1.18)	–	(1.18)	7.50	6.80	515,659	1.06		1.31		(0.16)	106
Year ended 10/31/21	5.94	(0.08)	2.36	2.28	–	–	–	8.22	38.38	896,762	1.08		1.42		(1.04)	14
Year ended 10/31/20	6.36	(0.01)	(0.35)	(0.36)	(0.06)	–	(0.06)	5.94	(5.74)	316,851	1.06		1.48		(0.26)	186
Year ended 10/31/19	6.63	0.07	(0.33)	(0.26)	(0.01)	(0.00)	(0.01)	6.36	(3.84)	726,446	1.06	(d)	1.33	(d)	1.04 (d)	9
Year ended 10/31/18	6.82	0.03	(0.22)	(0.19)	(0.00)	–	(0.00)	6.63	(2.77)	1,327,952	1.17		1.26		0.39	96
Class R5
Year ended 10/31/22	8.26	(0.01)	0.47	0.46	(1.18)	–	(1.18)	7.54	6.76	154,845	1.06		1.17		(0.16)	106
Year ended 10/31/21	5.97	(0.08)	2.37	2.29	–	–	–	8.26	38.36	156,985	1.08		1.17		(1.04)	14
Year ended 10/31/20	6.38	(0.02)	(0.33)	(0.35)	(0.06)	–	(0.06)	5.97	(5.57)	148,151	1.06		1.28		(0.26)	186
Year ended 10/31/19	6.65	0.07	(0.32)	(0.25)	(0.02)	(0.00)	(0.02)	6.38	(3.79)	140,393	1.06	(d)	1.17	(d)	1.04 (d)	9
Year ended 10/31/18	6.84	0.03	(0.22)	(0.19)	(0.00)	–	(0.00)	6.65	(2.74)	167,687	1.11		1.19		0.45	96
Class R6
Year ended 10/31/22	8.28	(0.01)	0.47	0.46	(1.18)	–	(1.18)	7.56	6.77	383,476	1.04		1.10		(0.14)	106
Year ended 10/31/21	5.98	(0.08)	2.38	2.30	–	–	–	8.28	38.46	472,776	1.04		1.08		(1.00)	14
Year ended 10/31/20	6.40	(0.02)	(0.34)	(0.36)	(0.06)	–	(0.06)	5.98	(5.71)	116,491	1.06		1.19		(0.26)	186
Year ended 10/31/19	6.67	0.07	(0.32)	(0.25)	(0.02)	(0.00)	(0.02)	6.40	(3.72)	119,820	1.01	(d)	1.08	(d)	1.09 (d)	9
Year ended 10/31/18	6.86	0.04	(0.23)	(0.19)	(0.00)	–	(0.00)	6.67	(2.72)	19,244	1.01		1.09		0.55	96

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.11%.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Balanced-Risk Commodity Strategy Fund

Notes to Consolidated Financial Statements

October 31, 2022

NOTE 1–Significant Accounting Policies

Invesco Balanced-Risk Commodity Strategy Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco Cayman Commodity Fund III Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to provide total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day.

Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the

18	Invesco Balanced-Risk Commodity Strategy Fund

inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily

19	Invesco Balanced-Risk Commodity Strategy Fund

value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made on non-LME futures contracts depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. For LME contracts, subsequent or variation margin payments are not made and the value of the contracts is presented as unrealized appreciation or depreciation on the Consolidated Statement of Assets and Liabilities. When LME or non-LME contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. For settlement of LME commodity futures contracts, cash is not transferred until the settled futures contracts expire. Net realized gains or losses on LME contracts which have been closed out but for which the contract has not yet expired are reflected as a receivable or payable on the Consolidated Statements of Assets and Liabilities. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

K.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

L.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

M.

Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in commodity futures and swaps, commodity related exchange-traded funds and exchange-traded notes and commodity linked notes, some or all of which will be owned through the Subsidiary. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

During the period, the Fund experienced a low interest rate environment created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

20	Invesco Balanced-Risk Commodity Strategy Fund

In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund to the extent it invests in such notes.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

N.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	1.050%

Next $250 million	1.025%

Next $500 million	1.000%

Next $1.5 billion	0.975%

Next $2.5 billion	0.950%

Next $2.5 billion	0.925%

Next $2.5 billion	0.900%

Over $10 billion	0.875%

For the year ended October 31, 2022, the effective advisory fee rate incurred by the Fund was 1.01%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2024, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.40%, 2.15%, 1.65%, 1.15%, 1.15% and 1.15%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2022, the Adviser waived advisory fees of $776,946 and reimbursed class level expenses of $141,242, $45,571, $14,625, $1,307,589, $83,479 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of

21	Invesco Balanced-Risk Commodity Strategy Fund

the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2022, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2022, IDI advised the Fund that IDI retained $52,669 in front-end sales commissions from the sale of Class A shares and $2,418 and $8,355 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$–	$355,441,984	$–	$355,441,984
Commodity-Linked Securities	–	82,205,458	–	82,205,458
Money Market Funds	668,047,451	–	–	668,047,451
Total Investments in Securities	668,047,451	437,647,442	–	1,105,694,893

Other Investments - Assets*
Futures Contracts	3,212,774	–	–	3,212,774
Swap Agreements	–	12,599,419	–	12,599,419
	3,212,774	12,599,419	–	15,812,193

Other Investments - Liabilities*
Futures Contracts	(15,495,236)	–	–	(15,495,236)
Swap Agreements	–	(9,322,322)	–	(9,322,322)
	(15,495,236)	(9,322,322)	–	(24,817,558)
Total Other Investments	(12,282,462)	3,277,097	–	(9,005,365)
Total Investments	$655,764,989	$440,924,539	$–	$1,096,689,528

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2022:

Value
Derivative Assets	Commodity Risk
Unrealized appreciation on futures contracts – Exchange-Traded(a)	$3,212,774
Unrealized appreciation on swap agreements – OTC	12,599,419
Total Derivative Assets	15,812,193
Derivatives not subject to master netting agreements	(3,212,774)
Total Derivative Assets subject to master netting agreements	$12,599,419

22	Invesco Balanced-Risk Commodity Strategy Fund

Value
Derivative Liabilities	Commodity Risk
Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(15,495,236)
Unrealized depreciation on swap agreements – OTC	(9,322,322)
Total Derivative Liabilities	(24,817,558)
Derivatives not subject to master netting agreements	15,495,236
Total Derivative Liabilities subject to master netting agreements	$(9,322,322)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2022.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Barclays Bank PLC	$2,526,161	$(15,905)	$2,510,256	$–	$(2,510,256)	$–
BNP Paribas S.A.	–	(539,779)	(539,779)	–	470,000	(69,779)
Canadian Imperial Bank of Commerce	–	(221,640)	(221,640)	–	–	(221,640)
Cargill, Inc.	–	(162,813)	(162,813)	–	162,813	–
Goldman Sachs International	1,858,983	(7,124,848)	(5,265,865)	–	5,150,000	(115,865)
J.P. Morgan Chase Bank, N.A.	687,027	(5,122)	681,905	–	(681,905)	–
Macquarie Bank Ltd.	1,885,904	(333,947)	1,551,957	–	(210,000)	1,341,957
Merrill Lynch International	7,043,826	(5,284,095)	1,759,731	–	(1,759,731)	–
Morgan Stanley Capital Services LLC	5,641,343	(193,070)	5,448,273	–	(5,430,000)	18,273
Royal Bank of Canada	4,456,477	(12,604)	4,443,873	–	(4,443,873)	–
UBS AG	–	(808,811)	(808,811)	–	808,811	–
Total	$24,099,721	$(14,702,634)	$9,397,087	$–	$(8,444,141)	$952,946

Effect of Derivative Investments for the year ended October 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Consolidated Statement of Operations
Commodity Risk
Realized Gain:
Futures contracts	$ 70,015,050
Swap agreements	52,260,726
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(37,927,439)
Swap agreements	8,734,618
Total	$ 93,082,955

    The table below summarizes the average notional value of derivatives held during the period.

	Futures Contracts	Swap Agreements
Average notional value	$327,674,351	$1,043,288,017

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $686.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred

23                      Invesco Balanced-Risk Commodity Strategy Fund

compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021
Ordinary income*	$213,955,525	$–

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022
Undistributed ordinary income	$91,826,443
Net unrealized appreciation – investments	1,053,488
Temporary book/tax differences	(91,953)
Capital loss carryforward	(7,141,095)
Shares of beneficial interest	1,093,434,744
Total net assets	$1,179,081,627

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to Subsidiary differences.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$7,141,095	$–	$7,141,095

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2022 was $93,230,000 and $139,315,072, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$23,826,780

Aggregate unrealized (depreciation) of investments	(22,773,292)

Net unrealized appreciation of investments	$ 1,053,488

Cost of investments for tax purposes is $1,095,636,040.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of income from the Subsidiary, on October 31, 2022, undistributed net investment income (loss) was increased by $85,864,920 and undistributed net realized gain was decreased by $85,864,920. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

24	Invesco Balanced-Risk Commodity Strategy Fund

NOTE 11–Share Information

	Summary of Share Activity
	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount
Sold:
Class A	10,005,503	$78,497,690	5,621,619	$42,637,268
Class C	2,282,984	16,402,860	1,726,047	12,129,709
Class R	1,688,747	12,822,228	182,131	1,380,411
Class Y	41,531,853	326,502,418	94,018,115	736,285,871
Class R5	3,312,197	26,956,361	1,368,949	10,698,962
Class R6	33,672,573	270,113,458	56,113,064	435,488,836

Issued as reinvestment of dividends:
Class A	879,856	5,930,231	-	-
Class C	374,025	2,318,957	-	-
Class R	66,005	434,310	-	-
Class Y	15,387,911	106,638,220	-	-
Class R5	3,217,990	22,429,386	-	-
Class R6	618,840	4,325,695	-	-

Automatic conversion of Class C shares to Class A shares:
Class A	87,779	672,462	49,518	364,740
Class C	(95,624)	(672,462)	(53,128)	(364,740)

Reacquired:
Class A	(4,757,894)	(36,086,351)	(2,912,281)	(22,043,791)
Class C	(901,355)	(6,198,779)	(179,974)	(1,271,597)
Class R	(468,097)	(3,509,495)	(89,754)	(631,669)
Class Y	(97,250,116)	(752,450,276)	(38,297,924)	(296,348,941)
Class R5	(5,004,803)	(39,448,389)	(7,184,371)	(54,423,011)
Class R6	(40,672,733)	(323,042,897)	(18,482,950)	(149,197,415)
Net increase (decrease) in share activity	(36,024,359)	$(287,364,373)	91,879,061	$714,704,633

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 77% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

25                      Invesco Balanced-Risk Commodity Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Balanced-Risk Commodity Strategy Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Balanced-Risk Commodity Strategy Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2022, the related consolidated statement of operations for the year ended October 31, 2022, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

26	Invesco Balanced-Risk Commodity Strategy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

    In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$895.40	$6.21	$1,018.65	$6.61	1.30%
Class C	1,000.00	891.40	9.77	1,014.87	10.41	2.05
Class R	1,000.00	892.90	7.40	1,017.39	7.88	1.55
Class Y	1,000.00	895.00	5.02	1,019.91	5.35	1.05
Class R5	1,000.00	895.50	5.02	1,019.91	5.35	1.05
Class R6	1,000.00	895.70	4.97	1,019.96	5.30	1.04

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2022 through October 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

27                      Invesco Balanced-Risk Commodity Strategy Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Balanced-Risk Commodity Strategy Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled

Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the Bloomberg Commodity Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period and the fourth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period, reasonably comparable to the performance of the Index for the three year period, and above the performance of the Index for the five year period. The Board considered that the Fund’s tactical asset allocation strategy and underweight allocation to the energy sector impacted relative performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other

28	Invesco Balanced-Risk Commodity Strategy Fund

performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s contractual management fees and total expense ratio were in the fifth quintile of its expense group and discussed with management reasons for such relative contractual management fees and total expenses.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

29	Invesco Balanced-Risk Commodity Strategy Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.14%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

30	Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			189	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	189	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco Balanced-Risk Commodity Strategy Fund

(This page intentionally left blank)

(This page intentionally left blank)

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	BRCS-AR-1

Annual Report to Shareholders	October 31, 2022

Invesco Core Bond Fund

Nasdaq:

A: OPIGX ∎ C: OPBCX ∎ R: OPBNX ∎ Y: OPBYX ∎ R5:TRTMX ∎ R6: OPBIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

23	Financial Statements

26	Financial Highlights

27	Notes to Financial Statements

34	Auditor’s Report

35	Fund Expenses

36	Approval of Investment Advisory and Sub-Advisory Contracts

38	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2022, Class A shares of Invesco Core Bond Fund (the Fund), at net asset value (NAV), underperformed the Bloomberg U.S. Aggregate Bond Index.

   Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/21 to 10/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-17.43%
Class C Shares	-18.07
Class R Shares	-17.68
Class Y Shares	-17.21
Class R5 Shares	-17.36
Class R6 Shares	-17.22
Bloomberg U.S. Aggregate Bond Index▼	-15.68
Bloomberg U.S. Credit Index▼	-18.91
FTSE Broad Investment Grade Bond Index▼	-15.94
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

In the fourth quarter of 2021, concerns about inflation heightened as US inflation rose 7%,1 its highest level in nearly 40 years. Though the US Federal Reserve (the Fed) left policy rates unchanged during the quarter, the Fed indicated its accommodative policies were coming to an end in 2022 through a willingness to raise interest rates to combat inflation and the announced reduction of its monthly bond purchase program. Additionally, US interest rate moves and inflation risk significantly affected fixed income valuations during the quarter. The two-year Treasury yield rose moderately from 0.27% to 0.73%, while the 10-year increased slightly from 1.48% to 1.52% during the quarter.2 The yield curve, as measured by the yield differential between two- and 10-year Treasuries, flattened during the quarter.

At the beginning of 2022, geopolitical and economic tensions between Ukraine and Russia culminated with the latter invading Ukrai-nian territory. World leaders levied sanctions against Russia that had material effects on its fixed income markets, particularly sovereign debt and corporates, and levels of liquidity. The Russia-Ukraine war exacerbated inflationary pressures while also exerting downward pressure on economic growth through a surge in commodity/energy prices. Additionally, surges of COVID-19 in China exacerbated supply chain issues and aggravated inflation. During the second quarter of 2022, the two-year Treasury yield rose significantly from 0.78% to 2.28%, while the 10-year increased slightly from 1.63% to 2.32%.2

In the second quarter of 2022, the macro backdrop of tightening financial conditions and slowing economic growth was negative for credit asset classes. Inflation, as measured by the Consumer Price Index, increased further to 9.1% and fixed income markets experienced significant negative performance as all bond sectors felt the impact of rising interest rates with negative performance ranging from -0.9% (Bloomberg Asset-Backed Securities) to -9.8% (Bloomberg US Corporate High Yield).3 Credit spreads increased across all major credit-sensitive sectors, reflecting anticipation of an economic slowdown and increasing concerns about recession risk, with corporate spreads ending the second quarter above their long-term historical average. The Fed continued its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates while simultaneously engineering a soft landing so as to not push the economy into a recession. The Fed aggressively raised its key Fed funds rate during the fiscal year, including a 0.50% hike in May, and three 0.75% hikes in June, July and November, the largest hikes since 1994, to a target Fed funds rate of 3.75-4.00%, the highest since 2008.4 At their November 2022 meeting, the Fed signaled that its hawkish policies would continue, though a slowing of the pace of rate increases was likely. While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates increased from 2.92% to 4.51% during the fiscal year, while 10-year Treasury rates increased from 2.98% to 4.10%.2 At the end of the fiscal year, the yield curve remained inverted, which historically has been an indicator of a potential recession.

The Fund, at NAV, generated negative returns for the fiscal year and underperformed its broad market/style-specific benchmark. Overweight exposure to investment-grade corporates and underweight exposure to Treasuries were the most notable detractors from the Fund’s relative performance. Outperformance from the securitized sector was driven by security selection, specifically within the mortgage-backed securities sector. Secu-

rity selection in utilities sectors also contributed to the Fund’s relative performance during the fiscal year while security selection in industrial and financial institution sectors detracted from relative performance.

    Overweight exposure to and security selection in commercial mortgage-backed securities, particularly conduit and single borrower issues, contributed to the Fund’s outperformance relative to its broad market/style-specific benchmark during the fiscal year. The Fund’s out-of-index exposure to US dollar-denominated emerging market (EM) corporate debt during the fiscal year also contributed to the Fund’s relative performance. Helping to support returns in US dollar-denominated EM corporate debt were accommodative central bank policies in the first half of the fiscal year.

    The Fund’s allocation to cash holdings slightly contributed to relative Fund performance during the fiscal year as a result of rising Treasury rates.

    The Fund benefited from incremental income earned from transactions in the highly liquid to-be-announced market for agency mortgage-backed securities (MBS). Such transactions involve the Fund selling an MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Cash received by the Fund as a result of this repurchase transaction may be invested in short-term instruments and the income from these investments, together with any additional fee income received from this activity, generates income for the Fund.

    The Fund may use active duration and yield curve positioning for risk management and for generating excess return versus its broad market/style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk-return expectations. Duration of the portfolio was maintained close to that of the broad market/style-specific benchmark, on average and the timing of changes and the degree of variance from the Fund’s broad market/style-specific benchmark during the fiscal year detracted from relative returns, particularly amongst 7- to 10-year maturity securities. Buying and selling US Treasury futures and interest rate swaptions were important tools used for the management of interest rate risk and to maintain our targeted portfolio duration.

    Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the fiscal year entailed purchasing and selling credit and currency derivatives. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management was carried out via currency forwards and options on an

2	Invesco Core Bond Fund

as-needed basis and we believe this was effective in managing the currency positioning within the Fund.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The risk may be greater in the current market environment. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Core Bond Fund and for sharing our long-term investment horizon.

1	Source: US Bureau of Labor Statistics

2	Source: US Department of the Treasury

3	Source: Bloomberg

4	Source: Federal Reserve of Economic Data

Portfolio manager(s):

Matt Brill

Michael Hyman

Todd Schomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Core Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/12

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Core Bond Fund

Average Annual Total Returns
As of 10/31/22, including maximum applicable sales charges

Class A Shares
Inception (4/15/88)	3.59%
10 Years	0.59
5 Years	-1.52
1 Year	-20.90

Class C Shares
Inception (7/11/95)	2.20%
10 Years	0.39
5 Years	-1.48
1 Year	-18.88

Class R Shares
Inception (3/1/01)	1.31%
10 Years	0.72
5 Years	-0.99
1 Year	-17.68

Class Y Shares
Inception (4/27/98)	2.23%
10 Years	1.25
5 Years	-0.40
1 Year	-17.21

Class R5 Shares
10 Years	1.11%
5 Years	-0.51
1 Year	-17.36

Class R6 Shares
Inception (4/27/12)	1.87%
10 Years	1.38
5 Years	-0.34
1 Year	-17.22

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Total Return Bond Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Total Return Bond Fund. Note: The Fund was subsequently renamed the Invesco Core Bond Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduc-

tion of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Core Bond Fund

Supplemental Information

Invesco Core Bond Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The Bloomberg U.S. Credit Index is an unmanaged index considered representative of publicly issued, SEC-registered US corporate and specified foreign debentures and secured notes.
∎	The FTSE Broad Investment Grade Bond Index is a multi-asset, multi-currency benchmark that provides a broad-based measure of the global fixed income markets.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Core Bond Fund

Fund Information

Portfolio Composition
By security type	% of total investments

U.S. Dollar Denominated Bonds & Notes	42.74%
Asset-Backed Securities	22.76
U.S. Government Sponsored Agency Mortgage- Backed Securities	21.00
U.S. Treasury Securities	5.87
Security types each less than 1% of portfolio	1.26
Money Market Funds	6.37
Top Five Debt Issuers*
% of total net assets
1. Federal National Mortgage Association	21.30%
2. U.S. Treasury	7.29
3. Government National Mortgage Association	3.97
4. Bank of America Corp.	1.80
5. PNC Financial Services Group, Inc. (The)	1.66

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2022.

7	Invesco Core Bond Fund

Schedule of Investments(a)

October 31, 2022

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–53.10%
Aerospace & Defense–1.09%
Huntington Ingalls Industries, Inc., 3.84%, 05/01/2025	$4,676,000	$4,454,781
Lockheed Martin Corp.,
4.95%, 10/15/2025	2,285,000	2,288,371
5.10%, 11/15/2027	2,143,000	2,148,867
5.25%, 01/15/2033	2,559,000	2,568,745
4.15%, 06/15/2053	1,006,000	804,690
5.70%, 11/15/2054	1,556,000	1,569,840
4.30%, 06/15/2062	1,204,000	963,131
5.90%, 1’1/15/2063	1,556,000	1,584,769
		16,383,194

Agricultural & Farm Machinery–0.96%
Cargill, Inc.,
4.88%, 10/10/2025(b)	2,604,000	2,583,656
3.63%, 04/22/2027(b)	1,384,000	1,298,304
4.00%, 06/22/2032(b)	1,672,000	1,497,477
5.13%, 10/11/2032(b)	1,440,000	1,405,647
4.38%, 04/22/2052(b)	1,208,000	983,716
CNH Industrial Capital LLC, 5.45%, 10/14/2025	3,516,000	3,479,579
John Deere Capital Corp., 4.55%, 10/11/2024	3,213,000	3,197,967
		14,446,346

Airlines–0.62%
American Airlines Pass-Through Trust,
Series 2021-1, Class B, 3.95%, 07/11/2030	2,048,000	1,606,977
Series 2021-1, Class A, 2.88%, 07/11/2034	2,217,000	1,732,017
Delta Air Lines, Inc./SkyMiles IP Ltd.,
4.50%, 10/20/2025(b)	1,494,193	1,456,601
4.75%, 10/20/2028(b)	2,816,504	2,622,030
United Airlines Pass-Through Trust,
Series 2020-1, Class A, 5.88%, 10/15/2027	1,926,954	1,862,266
Series 2019-2, Class AA, 2.70%, 05/01/2032	15,471	12,305
		9,292,196

Apparel Retail–0.11%
Ross Stores, Inc., 3.38%, 09/15/2024	1,657,000	1,600,896

Application Software–0.10%
salesforce.com, inc., 2.90%, 07/15/2051	2,399,000	1,548,632

Asset Management & Custody Banks–1.20%
Bank of New York Mellon Corp. (The),
4.41%, 07/24/2026(c)	3,274,000	3,181,891
4.60%, 07/26/2030(c)	779,000	731,387
5.83%, 10/25/2033(c)	2,278,000	2,283,135
Blackstone Holdings Finance Co. LLC, 6.20%, 04/22/2033(b)	5,838,000	5,827,959

	Principal Amount	Value
Asset Management & Custody Banks–(continued)
Blackstone Secured Lending Fund,
2.13%, 02/15/2027	$2,121,000	$1,713,834
2.85%, 09/30/2028	1,242,000	949,472
Northern Trust Corp., 6.13%, 11/02/2032	2,672,000	2,677,504
State Street Corp., 4.16%, 08/04/2033(c)	786,000	696,801
		18,061,983

Automobile Manufacturers–1.69%
BMW US Capital LLC (Germany),
3.89% (SOFR + 0.84%), 04/01/2025(b)(d)	901,000	896,671
3.45%, 04/01/2027(b)	1,281,000	1,182,889
3.70%, 04/01/2032(b)	1,438,000	1,236,145
General Motors Financial Co., Inc.,
4.15%, 06/19/2023	1,230,000	1,219,859
3.80%, 04/07/2025	1,304,000	1,233,209
6.05%, 10/10/2025	5,431,000	5,388,456
5.00%, 04/09/2027	1,961,000	1,854,786
Hyundai Capital America,
5.75%, 04/06/2023(b)	1,342,000	1,342,985
4.13%, 06/08/2023(b)	1,635,000	1,619,399
2.00%, 06/15/2028(b)	1,652,000	1,286,737
Nissan Motor Acceptance Co. LLC, 1.85%, 09/16/2026(b)	1,754,000	1,377,405
PACCAR Financial Corp., 4.95%, 10/03/2025	3,562,000	3,559,624
Stellantis Finance US, Inc., 6.38%, 09/12/2032(b)	1,032,000	956,993
Toyota Motor Credit Corp., 4.55%, 09/20/2027	2,351,000	2,288,598
		25,443,756

Automotive Retail–0.22%
Advance Auto Parts, Inc., 1.75%, 10/01/2027	2,451,000	2,003,360
AutoZone, Inc., 4.75%, 08/01/2032	1,482,000	1,379,158
		3,382,518

Biotechnology–0.54%
AbbVie, Inc.,
3.85%, 06/15/2024	1,571,000	1,539,218
3.20%, 05/14/2026	4,350,000	4,056,053
CSL Finance PLC (Australia),
3.85%, 04/27/2027(b)	779,000	734,591
4.05%, 04/27/2029(b)	598,000	549,798
4.63%, 04/27/2042(b)	593,000	501,014
4.75%, 04/27/2052(b)	913,000	767,596
		8,148,270

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Core Bond Fund

	Principal Amount	Value
Cable & Satellite–0.97%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.,
6.09% (3 mo. USD LIBOR + 1.65%), 02/01/2024(d)	$1,657,000	$1,668,175
4.91%, 07/23/2025	4,350,000	4,225,785
3.50%, 06/01/2041	1,116,000	706,724
3.50%, 03/01/2042	1,922,000	1,203,925
3.90%, 06/01/2052	1,514,000	940,274
3.85%, 04/01/2061	1,597,000	923,686
Comcast Corp.,
5.25%, 11/07/2025	767,000	766,793
5.50%, 11/15/2032	4,203,000	4,176,437
		14,611,799

Construction Machinery & Heavy Trucks–0.18%
Komatsu Finance America, Inc., 5.50%, 10/06/2027(b)	2,647,000	2,645,882

Consumer Finance–0.31%
American Express Co.,
4.99%, 05/26/2033(c)	1,769,000	1,607,387
4.42%, 08/03/2033(c)	3,407,000	3,020,290
		4,627,677

Data Processing & Outsourced Services–0.58%
Fidelity National Information Services, Inc.,
4.70%, 07/15/2027	3,756,000	3,596,247
5.10%, 07/15/2032	3,756,000	3,539,843
PayPal Holdings, Inc., 5.05%, 06/01/2052	1,758,000	1,526,871
		8,662,961

Distributors–0.08%
Genuine Parts Co., 2.75%, 02/01/2032	1,593,000	1,236,316

Diversified Banks–10.45%
Australia & New Zealand Banking Group Ltd. (Australia), 6.75%(b)(c)(e)	2,590,000	2,482,625
Bank of America Corp.,
2.46%, 10/22/2025(c)	7,536,000	7,035,339
4.38%, 04/27/2028(c)	3,188,000	2,967,012
4.95%, 07/22/2028(c)	2,270,000	2,167,051
2.69%, 04/22/2032(c)	2,423,000	1,875,604
2.57%, 10/20/2032(c)	1,463,000	1,105,473
2.97%, 02/04/2033(c)	1,639,000	1,272,314
4.57%, 04/27/2033(c)	2,655,000	2,356,548
5.02%, 07/22/2033(c)	3,104,000	2,850,205
3.85%, 03/08/2037(c)	655,000	525,576
Series TT, 6.13%(c)(e)	5,314,000	5,035,015
Bank of Nova Scotia (The) (Canada), 8.63%, 10/27/2082(c)	4,065,000	4,089,862
Barclays PLC (United Kingdom),
7.44%, 11/02/2033(c)	4,430,000	4,425,452
8.00%(c)(e)	3,057,000	2,746,268
BPCE S.A. (France), 3.63% (SOFR + 0.57%), 01/14/2025(b)(d)	2,634,000	2,570,295

	Principal Amount	Value
Diversified Banks–(continued)
Citigroup, Inc.,
5.61%, 09/29/2026(c)	$5,667,000	$5,595,702
4.66%, 05/24/2028(c)	1,609,000	1,518,993
4.41%, 03/31/2031(c)	991,000	885,461
2.56%, 05/01/2032(c)	1,557,000	1,188,169
2.52%, 11/03/2032(c)	969,000	726,101
3.06%, 01/25/2033(c)	864,000	674,146
3.79%, 03/17/2033(c)	3,184,000	2,641,442
4.91%, 05/24/2033(c)	1,829,000	1,664,062
2.90%, 11/03/2042(c)	1,464,000	927,095
Citizens Bank N.A., 6.06%, 10/24/2025(c)	5,626,000	5,668,512
Cooperatieve Rabobank U.A. (Netherlands),
4.66%, 08/22/2028(b)(c)	2,613,000	2,418,955
3.76%, 04/06/2033(b)(c)	2,178,000	1,756,555
Fifth Third Bank N.A.,
5.85%, 10/27/2025(c)	5,937,000	5,946,927
3.85%, 03/15/2026	983,000	917,871
HSBC Holdings PLC (United Kingdom),
5.21%, 08/11/2028(c)	2,416,000	2,213,988
5.40%, 08/11/2033(c)	3,426,000	2,975,152
8.11%, 11/03/2033(c)	4,477,000	4,474,602
JPMorgan Chase & Co.,
3.80%, 07/23/2024(c)	1,481,000	1,460,107
2.08%, 04/22/2026(c)	1,526,000	1,389,962
4.32%, 04/26/2028(c)	3,147,000	2,929,714
4.85%, 07/25/2028(c)	2,415,000	2,297,610
4.59%, 04/26/2033(c)	1,901,000	1,695,556
4.91%, 07/25/2033(c)	3,701,000	3,370,633
5.72%, 09/14/2033(c)	5,096,000	4,758,228
KeyBank N.A.,
3.40%, 05/20/2026	1,304,000	1,202,970
4.90%, 08/08/2032	3,322,000	2,948,743
Mitsubishi UFJ Financial Group, Inc. (Japan),
4.79%, 07/18/2025(c)	7,913,000	7,765,054
5.02%, 07/20/2028(c)	2,250,000	2,139,803
1.80%, 07/20/2033(c)	2,859,000	2,598,911
Mizuho Financial Group, Inc. (Japan), 5.67%, 09/13/2033(c)	3,579,000	3,355,130
Nordea Bank Abp (Finland),
4.75%, 09/22/2025(b)	3,029,000	2,969,068
5.38%, 09/22/2027(b)	1,629,000	1,570,987
Standard Chartered PLC (United Kingdom),
2.68%, 06/29/2032(b)(c)	1,468,000	1,028,650
7.75%(b)(c)(e)	3,784,000	3,467,090
Sumitomo Mitsui Financial Group, Inc. (Japan), 2.22%, 09/17/2031	2,211,000	1,621,167
Swedbank AB (Sweden), 5.34%, 09/20/2027(b)	1,927,000	1,835,327
Toronto-Dominion Bank (The) (Canada), 8.13%, 10/31/2082(c)	3,343,000	3,388,966
Truist Bank, 2.64%, 09/17/2029(c)	1,855,000	1,717,907

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Core Bond Fund

	Principal Amount	Value
Diversified Banks–(continued)
U.S. Bancorp,
4.55%, 07/22/2028(c)	$2,408,000	$2,290,499
4.97%, 07/22/2033(c)	1,838,000	1,676,186
5.85%, 10/21/2033(c)	3,621,000	3,611,976
2.49%, 11/03/2036(c)	3,525,000	2,587,074
Wells Fargo & Co.,
3.53%, 03/24/2028(c)	1,629,000	1,468,121
4.81%, 07/25/2028(c)	1,393,000	1,320,362
4.90%, 07/25/2033(c)	1,366,000	1,251,359
4.61%, 04/25/2053(c)	2,300,000	1,837,954
		157,253,486

Diversified Capital Markets–1.25%
Credit Suisse AG (Switzerland),
3.63%, 09/09/2024	1,315,000	1,222,644
5.00%, 07/09/2027	3,834,000	3,450,637
Credit Suisse Group AG (Switzerland),
4.55%, 04/17/2026	1,392,000	1,222,090
6.44%, 08/11/2028(b)(c)	3,663,000	3,309,065
4.19%, 04/01/2031(b)(c)	1,365,000	1,055,490
3.09%, 05/14/2032(b)(c)	1,255,000	862,154
6.54%, 08/12/2033(b)(c)	5,136,000	4,477,162
UBS Group AG (Switzerland),
4.13%, 04/15/2026(b)	1,014,000	946,142
4.75%, 05/12/2028(b)(c)	2,521,000	2,312,045
		18,857,429

Diversified Chemicals–0.78%
Celanese US Holdings LLC,
5.90%, 07/05/2024	3,140,000	3,086,261
6.05%, 03/15/2025	3,361,000	3,270,167
6.17%, 07/15/2027	3,516,000	3,319,847
6.38%, 07/15/2032	2,332,000	2,124,946
		11,801,221

Diversified REITs–0.67%
VICI Properties L.P.,
4.75%, 02/15/2028	2,137,000	1,950,002
4.95%, 02/15/2030	2,137,000	1,934,278
5.13%, 05/15/2032	1,550,000	1,376,865
VICI Properties L.P./VICI Note Co., Inc., 5.63%, 05/01/2024(b)	4,874,000	4,817,023
		10,078,168

Electric Utilities–2.25%
AEP Texas, Inc.,
3.95%, 06/01/2028(b)	2,489,000	2,256,753
4.70%, 05/15/2032	881,000	802,888
5.25%, 05/15/2052	1,283,000	1,121,513
American Electric Power Co., Inc.,
5.75%, 11/01/2027	2,149,000	2,143,305
5.95%, 11/01/2032	1,560,000	1,549,345
Duke Energy Corp.,
4.30%, 03/15/2028	1,658,000	1,559,971
5.00%, 08/15/2052	2,612,000	2,166,282
EDP Finance B.V. (Portugal), 6.30%, 10/11/2027(b)	912,000	908,936
Enel Finance America LLC (Italy), 7.10%, 10/14/2027(b)	1,014,000	1,011,656

	Principal Amount	Value
Electric Utilities–(continued)
Enel Finance International N.V. (Italy),
6.80%, 10/14/2025(b)	$2,054,000	$2,063,872
7.50%, 10/14/2032(b)	1,318,000	1,321,947
7.75%, 10/14/2052(b)	1,602,000	1,538,595
National Rural Utilities Cooperative Finance Corp.,
2.75%, 04/15/2032	1,720,000	1,381,069
5.80%, 01/15/2033	1,513,000	1,532,869
NextEra Energy Capital Holdings, Inc.,
4.63%, 07/15/2027	3,241,000	3,118,175
5.00%, 07/15/2032	1,021,000	971,200
Southern Co. (The),
5.15%, 10/06/2025	1,560,000	1,553,881
5.70%, 10/15/2032	1,521,000	1,505,366
Tampa Electric Co.,
3.88%, 07/12/2024	1,781,000	1,735,880
5.00%, 07/15/2052	1,046,000	920,436
Virginia Electric and Power Co.,
Series B, 3.75%, 05/15/2027	1,387,000	1,301,832
Series C, 4.63%, 05/15/2052	1,608,000	1,337,690
		33,803,461

Electrical Components & Equipment–0.46%
CenterPoint Energy Houston Electric LLC,
Series AI, 4.45%, 10/01/2032	3,746,000	3,515,052
Series AJ, 4.85%, 10/01/2052	3,783,000	3,337,490
		6,852,542

Electronic Equipment & Instruments–0.08%
Vontier Corp., 2.95%, 04/01/2031	1,614,000	1,135,433

Financial Exchanges & Data–1.15%
Cboe Global Markets, Inc., 3.00%, 03/16/2032	3,897,000	3,159,294
Intercontinental Exchange, Inc.,
4.00%, 09/15/2027	2,305,000	2,187,416
4.35%, 06/15/2029	1,777,000	1,684,914
4.60%, 03/15/2033	1,548,000	1,423,237
4.95%, 06/15/2052	2,123,000	1,842,162
5.20%, 06/15/2062	1,609,000	1,439,140
Moody’s Corp.,
2.00%, 08/19/2031	1,300,000	983,932
4.25%, 08/08/2032	894,000	806,169
2.75%, 08/19/2041	1,482,000	960,399
3.75%, 02/25/2052	1,426,000	1,009,453
3.10%, 11/29/2061	3,249,000	1,880,202
		17,376,318

General Merchandise Stores–0.42%
Dollar General Corp.,
4.63%, 11/01/2027	1,088,000	1,051,495
5.00%, 11/01/2032	958,000	913,450
5.50%, 11/01/2052	1,913,000	1,778,363
Target Corp., 4.50%, 09/15/2032	2,758,000	2,603,974
		6,347,282

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Core Bond Fund

	Principal Amount	Value
Health Care Services–0.50%
Piedmont Healthcare, Inc.,
Series 2032, 2.04%, 01/01/2032	$1,105,000	$820,313
Series 2042, 2.72%, 01/01/2042	1,067,000	681,502
2.86%, 01/01/2052	1,219,000	703,471
Providence St. Joseph Health Obligated Group, Series 21-A, 2.70%, 10/01/2051	3,254,000	1,744,777
Roche Holdings, Inc., 2.31%, 03/10/2027(b)	3,996,000	3,569,302
		7,519,365

Home Improvement Retail–1.00%
Home Depot, Inc. (The),
4.50%, 09/15/2032	2,753,000	2,611,977
4.95%, 09/15/2052	1,391,000	1,252,129
Lowe’s Cos., Inc.,
5.00%, 04/15/2033	5,104,000	4,819,966
5.63%, 04/15/2053	3,813,000	3,440,808
5.80%, 09/15/2062	3,178,000	2,847,927
		14,972,807

Homebuilding–0.08%
M.D.C. Holdings, Inc., 3.97%, 08/06/2061	2,500,000	1,249,705

Hotels, Resorts & Cruise Lines–0.36%
Expedia Group, Inc.,
4.63%, 08/01/2027	794,000	743,726
3.25%, 02/15/2030	5,712,000	4,609,373
		5,353,099

Household Products–0.32%
Church & Dwight Co., Inc., 5.60%, 11/15/2032	1,327,000	1,324,545
Colgate-Palmolive Co., 3.10%, 08/15/2027	3,716,000	3,471,089
		4,795,634

Hypermarkets & Super Centers–0.29%
Walmart, Inc.,
4.15%, 09/09/2032	2,629,000	2,490,250
4.50%, 09/09/2052	2,054,000	1,827,777
		4,318,027

Independent Power Producers & Energy Traders–0.05%
AES Corp. (The), 1.38%, 01/15/2026	803,000	694,042

Industrial Conglomerates–0.43%
Honeywell International, Inc., 5.00%, 02/15/2033	6,574,000	6,521,505

Insurance Brokers–0.17%
Marsh & McLennan Cos., Inc., 6.25%, 11/01/2052	1,072,000	1,096,112
Willis North America, Inc., 4.65%, 06/15/2027	1,587,000	1,494,443
		2,590,555

	Principal Amount	Value
Integrated Oil & Gas–0.66%
BP Capital Markets America, Inc.,
3.06%, 06/17/2041	$1,967,000	$1,378,914
2.94%, 06/04/2051	1,521,000	948,346
3.00%, 03/17/2052	1,011,000	627,757
BP Capital Markets PLC (United Kingdom),
4.38%(c)(e)	1,043,000	981,724
4.88%(c)(e)	3,221,000	2,728,589
Shell International Finance B.V. (Netherlands),
2.88%, 11/26/2041	2,463,000	1,693,911
3.00%, 11/26/2051	2,463,000	1,588,535
		9,947,776

Integrated Telecommunication Services–0.91%
AT&T, Inc.,
3.69% (SOFR + 0.64%), 03/25/2024(d)	2,067,000	2,055,253
4.30%, 02/15/2030	974,000	888,980
2.55%, 12/01/2033	3,743,000	2,762,691
Verizon Communications, Inc.,
1.75%, 01/20/2031	890,000	660,890
2.36%, 03/15/2032	6,006,000	4,553,570
2.85%, 09/03/2041	2,171,000	1,422,249
3.00%, 11/20/2060	1,129,000	631,920
3.70%, 03/22/2061	1,039,000	681,295
		13,656,848

Interactive Media & Services–0.59%
Meta Platforms, Inc.,
3.85%, 08/15/2032(b)	4,106,000	3,498,151
4.45%, 08/15/2052(b)	4,220,000	3,139,109
4.65%, 08/15/2062(b)	2,928,000	2,164,701
		8,801,961

Internet & Direct Marketing Retail–0.08%
Amazon.com, Inc., 2.88%, 05/12/2041	1,783,000	1,268,002

Investment Banking & Brokerage–1.53%
Charles Schwab Corp. (The),
2.45%, 03/03/2027	783,000	699,277
3.92% (SOFR + 1.05%), 03/03/2027(d)	2,731,000	2,674,205
2.90%, 03/03/2032	1,607,000	1,306,236
5.00%(c)(e)	1,580,000	1,406,200
Goldman Sachs Group, Inc. (The),
5.70%, 11/01/2024	3,041,000	3,041,969
3.50%, 04/01/2025	1,002,000	949,884
1.95%, 10/21/2027(c)	1,476,000	1,255,029
3.91% (SOFR + 1.12%), 02/24/2028(d)	1,031,000	984,334
4.48%, 08/23/2028(c)	1,897,000	1,763,157
1.99%, 01/27/2032(c)	1,081,000	789,973
2.65%, 10/21/2032(c)	1,748,000	1,325,494
3.10%, 02/24/2033(c)	1,138,000	892,440
3.44%, 02/24/2043(c)	1,408,000	961,022

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Core Bond Fund

	Principal Amount	Value
Investment Banking & Brokerage–(continued)
Morgan Stanley,
5.00%, 11/24/2025	$1,082,000	$1,080,277
2.19%, 04/28/2026(c)	763,000	696,755
3.62%, 04/01/2031(c)	965,000	821,555
2.24%, 07/21/2032(c)	1,998,000	1,475,191
2.51%, 10/20/2032(c)	1,090,000	821,734
		22,944,732

Leisure Products–0.29%
Brunswick Corp.,
4.40%, 09/15/2032	1,837,000	1,462,199
5.10%, 04/01/2052	4,308,000	2,870,471
		4,332,670

Life & Health Insurance–2.25%
Delaware Life Global Funding,
Series 22-1, 3.31%, 03/10/2025(b)	3,826,000	3,550,796
Series 21-1, 2.66%, 06/29/2026(b)	10,423,000	9,143,160
F&G Global Funding, 2.00%, 09/20/2028(b)	2,245,000	1,788,940
GA Global Funding Trust,
2.25%, 01/06/2027(b)	2,836,000	2,441,119
1.95%, 09/15/2028(b)	2,544,000	2,038,435
2.90%, 01/06/2032(b)	2,436,000	1,848,946
MAG Mutual Holding Co., 4.75%, 04/30/2041(f)	9,203,000	7,457,467
Northwestern Mutual Global Funding, 4.35%, 09/15/2027(b)	3,482,000	3,337,620
Prudential Financial, Inc., 6.00%, 09/01/2052(c)	2,472,000	2,261,124
		33,867,607

Managed Health Care–2.01%
Elevance Health, Inc.,
5.50%, 10/15/2032	1,314,000	1,309,764
6.10%, 10/15/2052	938,000	957,550
Kaiser Foundation Hospitals,
Series 2021, 2.81%, 06/01/2041	2,490,000	1,670,441
3.00%, 06/01/2051	2,595,000	1,607,064
UnitedHealth Group, Inc.,
5.00%, 10/15/2024	3,551,000	3,554,114
5.15%, 10/15/2025	2,476,000	2,480,865
3.70%, 05/15/2027	1,780,000	1,683,458
5.25%, 02/15/2028	3,040,000	3,050,818
5.30%, 02/15/2030	5,169,000	5,171,491
5.35%, 02/15/2033	4,444,000	4,461,737
5.88%, 02/15/2053	2,220,000	2,268,813
6.05%, 02/15/2063	2,040,000	2,100,363
		30,316,478

Movies & Entertainment–0.43%
Warnermedia Holdings, Inc.,
5.05%, 03/15/2042(b)	4,050,000	2,969,720
5.14%, 03/15/2052(b)	5,023,000	3,514,281
		6,484,001

Multi-line Insurance–0.22%
Allianz SE (Germany), 3.20%(b)(c)(e)	2,890,000	1,958,842

	Principal Amount	Value
Multi-line Insurance–(continued)
Boardwalk Pipelines L.P., 3.60%, 09/01/2032	$1,698,000	$1,348,099
		3,306,941

Multi-Utilities–0.42%
Dominion Energy, Inc., Series C, 3.38%, 04/01/2030	830,000	713,133
WEC Energy Group, Inc.,
5.00%, 09/27/2025	3,710,000	3,697,884
5.15%, 10/01/2027	1,921,000	1,892,123
		6,303,140

Office REITs–0.29%
Office Properties Income Trust,
4.25%, 05/15/2024	2,347,000	2,132,300
4.50%, 02/01/2025	1,483,000	1,233,759
2.65%, 06/15/2026	314,000	229,153
2.40%, 02/01/2027	1,201,000	826,122
		4,421,334

Oil & Gas Exploration & Production–0.40%
Aker BP ASA (Norway), 2.00%, 07/15/2026(b)	1,535,000	1,334,085
EQT Corp.,
5.68%, 10/01/2025	3,604,000	3,566,491
5.70%, 04/01/2028	1,077,000	1,049,687
		5,950,263

Oil & Gas Storage & Transportation–1.51%
El Paso Natural Gas Co. LLC, 8.38%, 06/15/2032	832,000	918,213
Enbridge, Inc. (Canada),
3.34% (SOFR + 0.63%), 02/16/2024(d)	542,000	536,110
1.60%, 10/04/2026	864,000	741,961
Energy Transfer L.P.,
4.25%, 03/15/2023	1,024,000	1,018,807
4.00%, 10/01/2027	808,000	731,576
Kinder Morgan, Inc.,
7.75%, 01/15/2032	1,236,000	1,345,256
4.80%, 02/01/2033	2,212,000	1,978,290
5.45%, 08/01/2052	4,237,000	3,591,886
MPLX L.P.,
1.75%, 03/01/2026	909,000	793,141
4.25%, 12/01/2027	756,000	697,689
4.95%, 03/14/2052	2,947,000	2,284,525
ONEOK, Inc., 6.35%, 01/15/2031	1,409,000	1,391,727
Targa Resources Corp.,
5.20%, 07/01/2027	1,916,000	1,849,588
6.25%, 07/01/2052	2,172,000	1,945,714
Williams Cos., Inc. (The),
2.60%, 03/15/2031	2,649,000	2,077,876
3.50%, 10/15/2051	1,287,000	826,497
		22,728,856

Other Diversified Financial Services–0.78%
Corebridge Financial, Inc., 6.88%, 12/15/2052(b)(c)	3,008,000	2,717,403
Jackson Financial, Inc.,
5.17%, 06/08/2027	1,409,000	1,347,379
5.67%, 06/08/2032	1,620,000	1,476,033

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Core Bond Fund

	Principal Amount	Value
Other Diversified Financial Services–(continued)
Pershing Square Holdings Ltd.,
3.25%, 11/15/2030(b)	$3,900,000	$2,989,759
3.25%, 10/01/2031(b)	4,300,000	3,146,783
		11,677,357

Paper Packaging–0.28%
Berry Global, Inc., 1.65%, 01/15/2027	5,120,000	4,223,487

Pharmaceuticals–0.27%
Bayer US Finance II LLC (Germany), 3.88%, 12/15/2023(b)	1,536,000	1,506,596
Mayo Clinic, Series 2021, 3.20%, 11/15/2061	1,964,000	1,183,600
Mylan, Inc., 3.13%, 01/15/2023(b)	1,397,000	1,388,402
		4,078,598

Precious Metals & Minerals–0.07%
Anglo American Capital PLC (South Africa), 3.63%, 09/11/2024(b)	1,168,000	1,123,541

Property & Casualty Insurance–0.30%
Fairfax Financial Holdings Ltd. (Canada), 5.63%, 08/16/2032(b)	3,084,000	2,796,694
Liberty Mutual Group, Inc., 5.50%, 06/15/2052(b)	2,088,000	1,721,879
		4,518,573

Railroads–1.07%
CSX Corp.,
4.10%, 11/15/2032	3,331,000	3,001,640
4.50%, 11/15/2052	3,330,000	2,719,844
Union Pacific Corp.,
4.50%, 01/20/2033	3,789,000	3,576,902
4.95%, 09/09/2052	3,741,000	3,372,691
5.15%, 01/20/2063	3,828,000	3,433,204
		16,104,281

Regional Banks–3.44%
Citizens Financial Group, Inc.,
4.30%, 12/03/2025	2,321,000	2,212,561
2.50%, 02/06/2030	1,061,000	822,576
2.64%, 09/30/2032	4,070,000	2,899,349
Fifth Third Bancorp,
6.36%, 10/27/2028(c)	2,463,000	2,475,263
4.77%, 07/28/2030(c)	2,873,000	2,637,986
4.34%, 04/25/2033(c)	1,677,000	1,456,621
Huntington Bancshares, Inc.,
4.00%, 05/15/2025	1,313,000	1,266,382
4.44%, 08/04/2028(c)	1,558,000	1,451,474
KeyCorp,
2.25%, 04/06/2027	1,495,000	1,282,071
4.79%, 06/01/2033(c)	1,117,000	1,011,761
PNC Financial Services Group, Inc. (The),
5.67%, 10/28/2025(c)	3,625,000	3,630,288
4.63%, 06/06/2033(c)	3,933,000	3,483,769
6.04%, 10/28/2033(c)	2,943,000	2,959,831
Series O, 8.12% (3 mo. USD LIBOR + 3.68%)(d)(e)	3,742,000	3,746,092
Series U, 6.00%(c)(e)	3,153,000	2,932,290
Series V, 6.20%(c)(e)	8,683,000	8,246,245

	Principal Amount	Value
Regional Banks–(continued)
Truist Financial Corp.,
4.12%, 06/06/2028(c)	$2,184,000	$2,021,672
4.92%, 07/28/2033(c)	4,842,000	4,318,517
6.12%, 10/28/2033(c)	2,904,000	2,913,283
		51,768,031

Residential REITs–0.27%
American Homes 4 Rent L.P.,
3.63%, 04/15/2032	2,171,000	1,750,752
4.30%, 04/15/2052	1,058,000	731,029
Invitation Homes Operating Partnership L.P.,
2.30%, 11/15/2028	510,000	406,376
2.70%, 01/15/2034	1,646,000	1,139,790
		4,027,947

Restaurants–0.30%
McDonald’s Corp., 5.15%, 09/09/2052	3,374,000	3,037,332
Starbucks Corp., 3.00%, 02/14/2032	1,843,000	1,527,127
		4,564,459

Retail REITs–0.82%
Agree L.P., 4.80%, 10/01/2032	1,368,000	1,203,693
Kimco Realty Corp.,
1.90%, 03/01/2028	1,101,000	895,263
2.25%, 12/01/2031	1,425,000	1,050,394
Kite Realty Group L.P., 4.00%, 10/01/2026	1,842,000	1,657,819
Kite Realty Group Trust, 4.75%, 09/15/2030	697,000	596,238
Realty Income Corp.,
2.20%, 06/15/2028	1,369,000	1,135,241
3.25%, 01/15/2031	846,000	704,259
5.63%, 10/13/2032	1,924,000	1,882,082
2.85%, 12/15/2032	2,333,000	1,827,882
Scentre Group Trust 2 (Australia), 4.75%, 09/24/2080(b)(c)	1,658,000	1,403,945
		12,356,816

Semiconductor Equipment–0.09%
KLA Corp., 4.95%, 07/15/2052	1,604,000	1,399,282

Semiconductors–0.76%
Broadcom, Inc.,
3.46%, 09/15/2026	4,691,000	4,309,384
3.42%, 04/15/2033(b)	921,000	701,040
3.47%, 04/15/2034(b)	1,647,000	1,235,039
3.14%, 11/15/2035(b)	3,690,000	2,564,900
4.93%, 05/15/2037(b)	836,000	690,684
QUALCOMM, Inc.,
2.15%, 05/20/2030	1,251,000	1,026,327
3.25%, 05/20/2050	1,214,000	838,208
		11,365,582

Soft Drinks–0.11%
PepsiCo, Inc.,
3.60%, 02/18/2028	1,009,000	950,363
3.90%, 07/18/2032	837,000	775,946
		1,726,309

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Core Bond Fund

	Principal Amount	Value
Sovereign Debt–0.13%
Bermuda Government International Bond (Bermuda), 5.00%, 07/15/2032(b)	$2,109,000	$1,959,336

Specialized Finance–0.11%
Blackstone Private Credit Fund, 7.05%, 09/29/2025(b)	1,726,000	1,712,000

Specialized REITs–1.40%
American Tower Corp.,
3.00%, 06/15/2023	1,144,000	1,127,839
3.38%, 10/15/2026	4,350,000	3,940,155
2.70%, 04/15/2031	2,075,000	1,620,072
4.05%, 03/15/2032	1,124,000	962,463
Crown Castle, Inc.,
4.45%, 02/15/2026	4,350,000	4,167,484
2.50%, 07/15/2031	1,803,000	1,388,956
EPR Properties,
4.75%, 12/15/2026	757,000	652,534
4.95%, 04/15/2028	1,903,000	1,564,145
3.60%, 11/15/2031	1,583,000	1,070,246
Extra Space Storage L.P., 2.35%, 03/15/2032	1,596,000	1,156,877
Prologis L.P., 4.63%, 01/15/2033	3,726,000	3,454,366
		21,105,137

Technology Hardware, Storage & Peripherals–0.49%
Apple, Inc.,
3.35%, 08/08/2032	3,369,000	2,973,387
4.38%, 05/13/2045	723,000	631,835
2.55%, 08/20/2060	3,283,000	1,895,541
2.80%, 02/08/2061	3,064,000	1,822,055
		7,322,818

Trucking–0.62%
Penske Truck Leasing Co. L.P./PTL Finance Corp.,
4.00%, 07/15/2025(b)	687,000	653,093
3.40%, 11/15/2026(b)	1,134,000	1,026,454
4.40%, 07/01/2027(b)	775,000	723,548
Ryder System, Inc., 4.63%, 06/01/2025	4,833,000	4,693,600
Triton Container International Ltd. (Bermuda), 2.05%, 04/15/2026(b)	2,683,000	2,267,887
		9,364,582

Wireless Telecommunication Services–0.84%
Rogers Communications, Inc. (Canada), 4.55%, 03/15/2052(b)	5,290,000	4,099,752
T-Mobile USA, Inc.,
3.50%, 04/15/2025	4,350,000	4,152,321
3.40%, 10/15/2052	4,565,000	2,959,494
5.65%, 01/15/2053	1,594,000	1,474,034
		12,685,601
Total U.S. Dollar Denominated Bonds & Notes (Cost $901,465,747)		799,026,851

	Principal Amount	Value
Asset-Backed Securities–28.27%
Alternative Loan Trust,
Series 2005-21CB, Class A7, 5.50%, 06/25/2035	$575,183	$450,103
Series 2005-29CB, Class A4, 5.00%, 07/25/2035	269,530	165,359
AmeriCredit Automobile Receivables Trust,
Series 2018-3, Class C, 3.74%, 10/18/2024	1,919,990	1,917,507
Series 2019-2, Class C, 2.74%, 04/18/2025	1,645,000	1,629,696
Series 2019-2, Class D, 2.99%, 06/18/2025	4,570,000	4,430,249
Series 2019-3, Class D, 2.58%, 09/18/2025	2,285,000	2,197,525
AMSR Trust, Series 2021-SFR3, Class B, 1.73%, 10/17/2038(b)	4,415,000	3,716,627
Angel Oak Mortgage Trust,
Series 2020-1, Class A1, 2.47%, 12/25/2059(b)(g)	581,710	540,868
Series 2020-3, Class A1, 1.69%, 04/25/2065(b)(g)	1,810,662	1,637,183
Series 2021-3, Class A1, 1.07%, 05/25/2066(b)(g)	1,114,810	854,797
Series 2021-7, Class A1, 1.98%, 10/25/2066(b)(g)	2,668,461	2,086,748
Series 2022-1, Class A1, 2.88%, 12/25/2066(b)(h)	4,623,814	3,928,229
Avis Budget Rental Car Funding (AESOP) LLC, Series 2022-1A, Class A, 3.83%, 08/21/2028(b)	6,614,000	6,217,046
Bain Capital Credit CLO Ltd., Series 2017-2A, Class AR2, 5.54% (3 mo. USD LIBOR + 1.18%), 07/25/2034(b)(d)	7,338,000	7,038,265
Banc of America Funding Trust,
Series 2007-1, Class 1A3, 6.00%, 01/25/2037	176,072	139,882
Series 2007-C, Class 1A4, 3.18%, 05/20/2036(g)	65,225	61,559
Banc of America Mortgage Trust, Series 2007-1, Class 1A24, 6.00%, 03/25/2037	194,951	156,103
Bank, Series 2019-BNK16, Class XA, IO, 0.94%, 02/15/2052(i)	23,762,928	1,027,963
Bayview MSR Opportunity Master Fund Trust,
Series 2021-4, Class A3, 3.00%, 10/25/2051(b)(g)	3,767,656	3,032,188
Series 2021-4, Class A4, 2.50%, 10/25/2051(b)(g)	3,768,532	2,913,757
Series 2021-4, Class A8, 2.50%, 10/25/2051(b)(g)	3,591,043	3,082,143
Series 2021-5, Class A1, 3.00%, 11/25/2051(b)(g)	3,990,285	3,226,066
Series 2021-5, Class A2, 2.50%, 11/25/2051(b)(g)	4,868,321	3,765,320
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-9, Class A1, 0.76% (1 yr. U.S. Treasury Yield Curve Rate + 2.30%), 10/25/2035(d)	159,853	149,228
Series 2006-1, Class A1, 0.65% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(d)	358,080	341,804

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Core Bond Fund

	Principal Amount	Value
Benchmark Mortgage Trust, Series 2018-B1, Class XA, IO, 0.56%, 01/15/2051(i)	$28,075,978	$543,265
BRAVO Residential Funding Trust, Series 2021-NQM2, Class A1, 0.97%, 03/25/2060(b)(g)	1,116,090	1,052,146
BX Commercial Mortgage Trust,
Series 2021-ACNT, Class A, 4.26% (1 mo. USD LIBOR + 0.85%), 11/15/2038(b)(d)	2,220,000	2,119,591
Series 2021-VOLT, Class A, 4.11% (1 mo. USD LIBOR + 0.70%), 09/15/2036(b)(d)	4,080,000	3,882,721
Series 2021-VOLT, Class B, 4.36% (1 mo. USD LIBOR + 0.95%), 09/15/2036(b)(d)	3,595,000	3,383,843
Series 2021-XL2, Class B, 4.41% (1 mo. USD LIBOR + 1.00%), 10/15/2038(b)(d)	1,450,309	1,355,694
BX Trust,
Series 2022-CLS, Class A, 5.76%, 10/13/2027(b)	1,625,000	1,609,901
Series 2022-LBA6, Class A, 4.38% (1 mo. Term SOFR + 1.00%), 01/15/2039(b)(d)	3,670,000	3,494,055
Series 2022-LBA6, Class B, 4.68% (1 mo. Term SOFR + 1.30%), 01/15/2039(b)(d)	2,265,000	2,136,282
Series 2022-LBA6, Class C, 4.98% (1 mo. Term SOFR + 1.60%), 01/15/2039(b)(d)	1,215,000	1,134,012
CarMax Auto Owner Trust, Series 2022-4, Class A4, 5.70%, 07/17/2028	7,031,000	7,021,910
CCG Receivables Trust,
Series 2019-2, Class B, 2.55%, 03/15/2027(b)	1,845,000	1,821,290
Series 2019-2, Class C, 2.89%, 03/15/2027(b)	900,000	887,041
CD Mortgage Trust, Series 2017- CD6, Class XA, IO, 0.88%, 11/13/2050(i)	10,162,671	291,301
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, 5.22% (3 mo. USD LIBOR + 0.98%), 04/20/2031(b)(d)	3,687,000	3,602,774
Chase Home Lending Mortgage Trust, Series 2019-ATR1, Class A15, 4.00%, 04/25/2049(b)(g)	77,496	72,384
Chase Mortgage Finance Trust, Series 2005-A2, Class 1A3, 3.02%, 01/25/2036(g)	418,518	367,023
CIFC Funding Ltd. (Cayman Islands),
Series 2014-5A, Class A1R2, 5.28% (3 mo. USD LIBOR + 1.20%), 10/17/2031(b)(d)	1,497,000	1,465,238
Series 2016-1A, Class ARR, 5.36% (3 mo. USD LIBOR + 1.08%), 10/21/2031(b)(d)	1,538,000	1,483,872
Citigroup Commercial Mortgage Trust,
Series 2013-GC17, Class XA, IO, 0.99%, 11/10/2046(i)	11,802,195	74,261
Series 2014-GC21, Class AA, 3.48%, 05/10/2047	428,301	420,551
Series 2017-C4, Class XA, IO, 1.06%, 10/12/2050(i)	26,660,754	952,674

	Principal Amount	Value
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR1, Class 1A1, 3.15% (1 yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(d)	$708,208	$682,497
Series 2021-INV3, Class A3, 2.50%, 05/25/2051(b)(g)	3,804,129	2,951,712
CNH Equipment Trust, Series 2019-A, Class A4, 3.22%, 01/15/2026	1,765,543	1,761,851
COLT Mortgage Loan Trust,
Series 2020-2, Class A1, 1.85%, 03/25/2065(b)(g)	158,421	155,111
Series 2021-5, Class A1, 1.73%, 11/26/2066(b)(g)	2,005,636	1,650,605
Series 2022-1, Class A1, 2.28%, 12/27/2066(b)(g)	2,862,024	2,357,086
Series 2022-2, Class A1, 2.99%, 02/25/2067(b)(h)	2,751,273	2,324,746
Series 2022-3, Class A1, 3.90%, 02/25/2067(b)(g)	3,800,252	3,356,595
COMM Mortgage Trust,
Series 2012-CR5, Class XA, IO, 1.37%, 12/10/2045(i)	2,862,764	29
Series 2013-CR6, Class AM, 3.15%, 03/10/2046(b)	2,945,000	2,920,131
Series 2014-CR20, Class ASB, 3.31%, 11/10/2047	408,003	399,307
Series 2014-LC15, Class AM, 4.20%, 04/10/2047	2,865,000	2,759,678
Series 2014-UBS6, Class AM, 4.05%, 12/10/2047	5,720,000	5,438,209
Credit Suisse Mortgage Capital Trust,
Series 2021-NQM1, Class A1, 0.81%, 05/25/2065(b)(g)	700,039	639,468
Series 2021-NQM2, Class A1, 1.18%, 02/25/2066(b)(g)	923,417	782,231
Series 2022-ATH1, Class A1A, 2.87%, 01/25/2067(b)(g)	3,670,658	3,315,720
Series 2022-ATH1, Class A1B, 3.35%, 01/25/2067(b)(g)	1,890,000	1,512,406
Series 2022-ATH2, Class A1, 4.55%, 05/25/2067(b)(g)	3,888,589	3,617,680
CSAIL Commercial Mortgage Trust, Series 2020-C19, Class A3, 2.56%, 03/15/2053	10,613,000	8,595,927
CSMC Mortgage-Backed Trust, Series 2006-6, Class 1A4, 6.00%, 07/25/2036	602,843	322,772
Dryden 93 CLO Ltd., Series 2021-93A, Class A1A, 5.16% (3 mo. USD LIBOR + 1.08%), 01/15/2034(b)(d)	1,078,634	1,040,573
Ellington Financial Mortgage Trust,
Series 2020-1, Class A1, 2.01%, 05/25/2065(b)(g)	263,290	254,462
Series 2021-1, Class A1, 0.80%, 02/25/2066(b)(g)	357,630	281,190
Series 2022-1, Class A1, 2.21%, 01/25/2067(b)(g)	2,665,081	2,122,102
Series 2022-3, Class A1, 5.00%, 08/25/2067(b)(h)	3,641,707	3,424,927
Extended Stay America Trust, Series 2021-ESH, Class B, 4.79% (1 mo. USD LIBOR + 1.38%), 07/15/2038(b)(d)	1,688,813	1,605,888

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Core Bond Fund

	Principal Amount	Value
First Horizon Alternative Mortgage Securities Trust, Series 2005- FA8, Class 1A6, 4.24% (1 mo. USD LIBOR + 0.65%), 11/25/2035(d)	$367,570	$169,284
Flagstar Mortgage Trust,
Series 2021-11IN, Class A6, 3.70%, 11/25/2051(b)(g)	6,076,901	5,185,045
Series 2021-8INV, Class A6, 2.50%, 09/25/2051(b)(g)	1,311,577	1,119,088
FREMF Mortgage Trust,
Series 2013-K26, Class C, 3.55%, 12/25/2045(b)(g)	1,165,000	1,159,526
Series 2013-K27, Class C, 3.49%, 01/25/2046(b)(g)	650,000	646,550
Series 2013-K28, Class C, 3.46%, 06/25/2046(b)(g)	2,580,000	2,530,599
Series 2015-K44, Class B, 3.72%, 01/25/2048(b)(g)	1,175,000	1,116,652
Series 2017-K62, Class B, 3.88%, 01/25/2050(b)(g)	1,040,000	968,106
Series 2017-K724, Class B, 5.26%, 12/25/2049(b)(g)	780,000	757,956
GoldenTree Loan Management US CLO 1 Ltd., Series 2021-9A, Class A, 5.31% (3 mo. USD LIBOR + 1.07%), 01/20/2033(b)(d)	1,712,000	1,654,930
GoldenTree Loan Management US CLO 5 Ltd., Series 2019-5A, Class AR, 5.31% (3 mo. USD LIBOR + 1.07%), 10/20/2032(b)(d)	2,190,000	2,112,161
Golub Capital Partners CLO 40(A) Ltd., Series 2019-40A, Class AR, 5.45% (3 mo. USD LIBOR + 1.09%), 01/25/2032(b)(d)	5,264,000	5,094,099
GS Mortgage Securities Corp. Trust, Series 2022-SHIP, Class A, 4.11% (1 mo. Term SOFR + 0.73%), 08/15/2036(b)(d)	1,615,000	1,589,432
GS Mortgage Securities Trust,
Series 2013-GC16, Class AS, 4.65%, 11/10/2046	974,215	954,524
Series 2013-GCJ12, Class AAB, 2.68%, 06/10/2046	3	3
Series 2014-GC18, Class AAB, 3.65%, 01/10/2047	287,032	283,616
Series 2020-GC47, Class A5, 2.38%, 05/12/2053	3,780,000	3,024,289
GS Mortgage-Backed Securities Trust, Series 2021-INV1, Class A6, 2.50%, 12/25/2051(b)(g)	3,232,833	2,778,555
GSR Mortgage Loan Trust, Series 2005-AR4, Class 6A1, 3.65%, 07/25/2035(g)	63,818	58,955
Hertz Vehicle Financing III L.P.,
Series 2021-2A, Class A, 1.68%, 12/27/2027(b)	1,322,000	1,117,142
Series 2021-2A, Class B, 2.12%, 12/27/2027(b)	705,000	593,632
Hertz Vehicle Financing LLC,
Series 2021-1A, Class A, 1.21%, 12/26/2025(b)	978,000	889,525
Series 2021-1A, Class B, 1.56%, 12/26/2025(b)	432,000	393,503

	Principal Amount	Value
IP Lending LLC, 0.00%(f)	$5,493,000	$5,493,000
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2013-C16, Class AS, 4.52%, 12/15/2046	3,490,000	3,414,836
Series 2013-LC11, Class AS, 3.22%, 04/15/2046	1,722,000	1,681,869
Series 2014-C20, Class AS, 4.04%, 07/15/2047	3,950,000	3,792,680
JP Morgan Mortgage Trust,
Series 2007-A1, Class 5A1, 2.84%, 07/25/2035(g)	233,036	225,312
Series 2021-LTV2, Class A1, 2.52%, 05/25/2052(b)(g)	4,576,167	3,531,065
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class AS, 4.07%, 11/15/2047	6,036,000	5,732,501
Series 2015-C27, Class XA, IO, 1.15%, 02/15/2048(i)	32,254,391	650,155
Series 2015-C28, Class AS, 3.53%, 10/15/2048	3,400,000	3,164,767
KKR CLO 30 Ltd., Series 30A, Class A1R, 5.10% (3 mo. USD LIBOR + 1.02%), 10/17/2031(b)(d)	3,771,000	3,673,146
LB Commercial Conduit Mortgage Trust, Series 1998-C1, Class IO, 0.82%, 02/18/2030(g)	7,410	0
Lehman Structured Securities Corp., Series 2002-GE1, Class A, 0.00%, 07/26/2024(b)(g)	6,493	1,165
Life Mortgage Trust,
Series 2021-BMR, Class A, 4.11% (1 mo. USD LIBOR + 0.70%), 03/15/2038(b)(d)	2,255,916	2,159,691
Series 2021-BMR, Class B, 4.29% (1 mo. USD LIBOR + 0.88%), 03/15/2038(b)(d)	3,671,394	3,460,741
Series 2021-BMR, Class C, 4.51% (1 mo. USD LIBOR + 1.10%), 03/15/2038(b)(d)	1,543,263	1,451,862
Madison Park Funding XLVIII Ltd., Series 2021-48A, Class A, 5.38% (3 mo. USD LIBOR + 1.15%), 04/19/2033(b)(d)	10,755,000	10,483,770
Med Trust,
Series 2021-MDLN, Class A, 4.36% (1 mo. USD LIBOR + 0.95%), 11/15/2038(b)(d)	2,660,000	2,538,553
Series 2021-MDLN, Class B, 4.86% (1 mo. USD LIBOR + 1.45%), 11/15/2038(b)(d)	4,303,000	4,087,057
Mello Mortgage Capital Acceptance Trust,
Series 2021-INV2, Class A4, 2.50%, 08/25/2051(b)(g)	2,471,623	2,108,884
Series 2021-INV3, Class A4, 2.50%, 10/25/2051(b)(g)	2,444,801	2,085,998
MFA Trust,
Series 2021-AEI1, Class A3, 2.50%, 08/25/2051(b)(g)	2,711,604	2,103,996
Series 2021-AEI1, Class A4, 2.50%, 08/25/2051(b)(g)	3,285,817	2,821,152
Series 2021-INV2, Class A1, 1.91%, 11/25/2056(b)(g)	3,306,378	2,628,932

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Core Bond Fund

	Principal Amount	Value
MHP Commercial Mortgage Trust,
Series 2021-STOR, Class A, 4.11% (1 mo. USD LIBOR + 0.70%), 07/15/2038(b)(d)	$1,945,000	$1,847,484
Series 2021-STOR, Class B, 4.31% (1 mo. USD LIBOR + 0.90%), 07/15/2038(b)(d)	1,460,000	1,380,660
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C9, Class AS, 3.46%, 05/15/2046	6,222,000	6,115,517
Series 2014-C19, Class AS, 3.83%, 12/15/2047	5,035,000	4,768,656
Morgan Stanley Capital I Trust, Series 2017-HR2, Class XA, IO, 0.87%, 12/15/2050(i)	10,867,102	375,782
Neuberger Berman Loan Advisers CLO 24 Ltd., Series 2017-24A, Class AR, 5.25% (3 mo. USD LIBOR + 1.02%), 04/19/2030(b)(d)	4,988,346	4,887,646
Neuberger Berman Loan Advisers CLO 40 Ltd., Series 2021-40A, Class A, 5.14% (3 mo. USD LIBOR + 1.06%), 04/16/2033(b)(d)	3,402,000	3,300,355
New Residential Mortgage Loan Trust, Series 2022-NQM2, Class A1, 3.08%, 03/27/2062(b)(g)	2,571,177	2,193,732
OBX Trust,
Series 2022-NQM1, Class A1, 2.31%, 11/25/2061(b)(g)	3,354,817	2,685,618
Series 2022-NQM2, Class A1, 2.94%, 01/25/2062(b)(g)	3,929,972	3,360,549
Series 2022-NQM2, Class A1A, 2.78%, 01/25/2062(b)(h)	2,554,691	2,265,266
Series 2022-NQM2, Class A1B, 3.38%, 01/25/2062(b)(h)	2,305,000	1,802,021
Series 2022-NQM8, Class A1, 6.10%, 09/25/2062(b)(h)	5,327,422	5,150,975
Oceanview Mortgage Trust, Series 2021-3, Class A5, 2.50%, 07/25/2051(b)(g)	2,845,822	2,446,617
OCP CLO Ltd. (Cayman Islands),
Series 2017-13A, Class A1AR, 5.04% (3 mo. USD LIBOR + 0.96%), 07/15/2030(b)(d)	3,192,000	3,118,112
Series 2020-8RA, Class A1, 5.30% (3 mo. USD LIBOR + 1.22%), 01/17/2032(b)(d)	6,027,000	5,875,861
Octagon Investment Partners 31 LLC, Series 2017-1A, Class AR, 5.29% (3 mo. USD LIBOR + 1.05%), 07/20/2030(b)(d)	5,500,000	5,383,406
Octagon Investment Partners 49 Ltd., Series 2020-5A, Class A1, 5.30% (3 mo. USD LIBOR + 1.22%), 01/15/2033(b)(d)	5,507,000	5,362,326
OHA Loan Funding Ltd., Series 2016-1A, Class AR, 5.50% (3 mo. USD LIBOR + 1.26%), 01/20/2033(b)(d)	5,076,061	4,933,713
Onslow Bay Mortgage Loan Trust, Series 2021-NQM4, Class A1, 1.96%, 10/25/2061(b)(g)	3,905,627	3,048,458

	Principal Amount	Value
Prestige Auto Receivables Trust, Series 2019-1A, Class C, 2.70%, 10/15/2024(b)	$972,499	$969,133
Progress Residential Trust,
Series 2020-SFR1, Class A, 1.73%, 04/17/2037(b)	6,818,387	6,173,191
Series 2021-SFR10, Class A, 2.39%, 12/17/2040(b)	2,415,000	1,991,857
Series 2022-SFR5, Class A, 4.45%, 06/17/2039(b)	3,226,440	3,026,672
Race Point VIII CLO Ltd., Series 2013-8A, Class AR2, 4.02% (3 mo. USD LIBOR + 1.04%), 02/20/2030(b)(d)	4,248,609	4,177,835
Residential Accredit Loans, Inc. Trust,
Series 2006-QS13, Class 1A8, 6.00%, 09/25/2036	48,749	37,248
Series 2007-QS6, Class A28, 5.75%, 04/25/2037	260,464	210,107
Residential Mortgage Loan Trust, Series 2020-1, Class A1, 2.38%, 01/26/2060(b)(g)	585,491	554,123
RUN Trust, Series 2022-NQM1, Class A1, 4.00%, 03/25/2067(b)	2,137,912	1,921,972
Santander Drive Auto Receivables Trust,
Series 2019-2, Class D, 3.22%, 07/15/2025	2,034,671	2,019,679
Series 2019-3, Class D, 2.68%, 10/15/2025	1,806,307	1,794,990
SG Residential Mortgage Trust,
Series 2022-1, Class A1, 3.17%, 03/27/2062(b)(g)	4,464,656	3,873,417
Series 2022-1, Class A2, 3.58%, 03/27/2062(b)(g)	1,883,377	1,628,431
Sonic Capital LLC,
Series 2021-1A, Class A2I, 2.19%, 08/20/2051(b)	1,839,850	1,444,479
Series 2021-1A, Class A2II, 2.64%, 08/20/2051(b)	1,800,283	1,260,511
STAR Trust,
Series 2021-1, Class A1, 1.22%, 05/25/2065(b)(g)	2,069,588	1,914,916
Series 2021-SFR1, Class A, 4.01% (1 mo. USD LIBOR + 0.60%), 04/17/2038(b)(d)	11,612,369	11,189,720
Starwood Mortgage Residential Trust,
Series 2020-1, Class A1, 2.28%, 02/25/2050(b)(g)	143,077	141,889
Series 2021-6, Class A1, 1.92%, 11/25/2066(b)(g)	4,860,258	3,805,973
Series 2022-1, Class A1, 2.45%, 12/25/2066(b)(g)	3,514,672	2,855,423
Symphony CLO XXII Ltd., Series 2020-22A, Class A1A, 5.48% (3 mo. USD LIBOR + 1.29%), 04/18/2033(b)(d)	3,000,000	2,916,600
Synchrony Card Funding LLC, Series 2022-A2, Class A, 3.86%, 07/15/2028	5,365,000	5,202,428
Textainer Marine Containers VII Ltd., Series 2021-2A, Class A, 2.23%, 04/20/2046(b)	4,540,800	3,805,271
TICP CLO XV Ltd., Series 2020-15A, Class A, 5.52% (3 mo. USD LIBOR + 1.28%), 04/20/2033(b)(d)	4,685,000	4,550,391

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Core Bond Fund

	Principal Amount	Value
Tricon American Homes Trust, Series 2020-SFR2, Class A, 1.48%, 11/17/2039(b)	$4,417,247	$3,584,935
UBS Commercial Mortgage Trust, Series 2017-C5, Class XA, IO, 1.07%, 11/15/2050(i)	15,806,057	533,636
Verus Securitization Trust,
Series 2020-1, Class A1, 2.42%, 01/25/2060(b)(h)	881,348	833,048
Series 2020-1, Class A2, 2.64%, 01/25/2060(b)(h)	1,110,605	1,050,195
Series 2020-INV1, Class A1, 0.33%, 03/25/2060(b)(g)	233,094	227,317
Series 2021-1, Class A1B, 1.32%, 01/25/2066(b)(g)	960,862	747,596
Series 2021-7, Class A1, 1.83%, 10/25/2066(b)(g)	3,843,829	3,092,186
Series 2021-R1, Class A1, 0.82%, 10/25/2063(b)(g)	1,397,210	1,270,923
Series 2022-1, Class A1, 2.72%, 01/25/2067(b)(h)	2,611,055	2,141,899
Series 2022-3, Class A1, 4.13%, 02/25/2067(b)(h)	4,063,888	3,604,369
Series 2022-7, Class A1, 5.15%, 07/25/2067(b)(h)	1,352,606	1,276,819
Visio Trust, Series 2020-1R, Class A1, 1.31%, 11/25/2055(b)	955,677	877,697
WaMu Mortgage Pass-Through Ctfs. Trust,
Series 2003-AR10, Class A7, 4.24%, 10/25/2033(g)	211,453	197,189
Series 2005-AR14, Class 1A4, 3.32%, 12/25/2035(g)	323,210	301,692
Series 2005-AR16, Class 1A1, 2.79%, 12/25/2035(g)	301,714	274,328
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS1, Class ASB, 2.93%, 05/15/2048	1,822,102	1,785,502
Series 2017-C42, Class XA, IO, 0.86%, 12/15/2050(i)	17,885,304	624,768
WFRBS Commercial Mortgage Trust,
Series 2013-C14, Class AS, 3.49%, 06/15/2046	2,330,000	2,282,709
Series 2014-C20, Class AS, 4.18%, 05/15/2047	1,693,000	1,626,877
Series 2014-C25, Class AS, 3.98%, 11/15/2047	5,225,000	4,958,835
Series 2014-LC14, Class AS, 4.35%, 03/15/2047(g)	2,174,838	2,110,130
Zaxby’s Funding LLC, Series 2021-1A, Class A2, 3.24%, 07/30/2051(b)	5,781,812	4,617,649
Total Asset-Backed Securities (Cost $474,219,766)		425,428,560

	Principal Amount	Value

U.S. Government Sponsored Agency Mortgage-Backed Securities–26.09%
Collateralized Mortgage Obligations–0.73%
Fannie Mae Interest STRIPS,
IO, 7.00%, 06/25/2023 to 04/25/2032(j)	$718,864	$143,976
7.50%, 10/25/2023 to 11/25/2029(j)	44,877	2,379
6.50%, 04/25/2029 to 02/25/2033(i)(j)	1,161,639	190,183
6.00%, 06/25/2033 to 03/25/2036(i)(j)	759,497	132,054
5.50%, 09/25/2033 to 06/25/2035(i)(j)	1,337,558	231,002
Fannie Mae REMICs,
6.50%, 06/25/2023 to 10/25/2031	158,343	161,286
4.50%, 08/25/2025	12,871	12,698
5.50%, 12/25/2025 to 07/25/2046(j)	2,723,273	1,767,452
7.00%, 07/25/2026 to 04/25/2033(j)	486,622	78,517
4.00%, 08/25/2026 to 08/25/2047(j)	1,293,704	213,407
6.00%, 11/25/2028	67,545	68,492
7.50%, 12/25/2029	439,663	457,124
4.59% (1 mo. USD LIBOR + 1.00%), 07/25/2032(d)	58,047	58,535
3.99% (1 mo. USD LIBOR + 0.40%), 03/25/2033(d)	15,279	15,080
3.84% (1 mo. USD LIBOR + 0.25%), 08/25/2035(d)	52,432	51,823
11.05% (24.20% - (3.67 x 1 mo. USD LIBOR)), 06/25/2036(d)	125,655	134,251
4.53% (1 mo. USD LIBOR + 0.94%), 06/25/2037(d)	79,309	78,907
5.00%, 04/25/2040	134,695	133,308
PO, 0.00%, 09/25/2023(k)	3,268	3,211
IO, 3.11% (6.70% - (1.00 x 1 mo. USD LIBOR)), 02/25/2024 to 05/25/2035(d)(j)	420,236	30,431
4.56% (8.15% - (1.00 x 1 mo. USD LIBOR)), 04/25/2027(d)(j)	51,229	2,930
3.00%, 11/25/2027(j)	1,123,545	53,604
3.51% (7.10% - (1.00 x 1 mo. USD LIBOR)), 11/25/2030(d)(j)	12,256	789
6.39% (9.80% - (1.00 x 1 mo. USD LIBOR)), 03/17/2031(d)(j)	29	1
4.16% (7.75% - (1.00 x 1 mo. USD LIBOR)), 07/25/2031 to 02/25/2032(d)(j)	53,243	5,020
4.41% (7.85% - (1.00 x 1 mo. USD LIBOR)), 11/18/2031(d)(j)	46,732	4,169
4.31% (7.90% - (1.00 x 1 mo. USD LIBOR)), 11/25/2031(d)(j)	113,398	10,683
3.66% (7.25% - (1.00 x 1 mo. USD LIBOR)), 01/25/2032(d)(j)	86,360	7,737
4.36% (7.95% - (1.00 x 1 mo. USD LIBOR)), 01/25/2032 to 07/25/2032(d)(j)	149,414	11,692

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Core Bond Fund

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
4.51% (8.10% - (1.00 x 1 mo. USD LIBOR)), 02/25/2032 to 03/25/2032(d)(j)	$17,775	$1,161
1.00% (8.00% - (1.00 x 1 mo. USD LIBOR)), 04/25/2032(d)(j)	146,532	3,507
3.41% (7.00% - (1.00 x 1 mo. USD LIBOR)), 04/25/2032 to 09/25/2032(d)(j)	378,964	29,320
4.41% (8.00% - (1.00 x 1 mo. USD LIBOR)), 04/25/2032 to 12/25/2032(d)(j)	280,939	30,648
4.56% (8.00% - (1.00 x 1 mo. USD LIBOR)), 12/18/2032(d)(j)	179,110	19,053
4.66% (8.10% - (1.00 x 1 mo. USD LIBOR)), 12/18/2032(d)(j)	51,650	4,412
4.61% (8.20% - (1.00 x 1 mo. USD LIBOR)), 01/25/2033(d)(j)	248,696	27,355
4.66% (8.25% - (1.00 x 1 mo. USD LIBOR)), 02/25/2033 to 05/25/2033(d)(j)	178,182	23,867
3.96% (7.55% - (1.00 x 1 mo. USD LIBOR)), 10/25/2033(d)(j)	193,204	20,632
3.16% (6.75% - (1.00 x 1 mo. USD LIBOR)), 03/25/2035(d)(j)	78,906	5,081
3.01% (6.60% - (1.00 x 1 mo. USD LIBOR)), 05/25/2035(d)(j)	262,529	15,139
3.50%, 08/25/2035(j)	4,026,671	510,780
2.51% (6.10% - (1.00 x 1 mo. USD LIBOR)), 10/25/2035(d)(j)	196,023	14,173
2.99% (6.58% - (1.00 x 1 mo. USD LIBOR)), 06/25/2036(d)(j)	12,483	1,084
2.46% (6.05% - (1.00 x 1 mo. USD LIBOR)), 07/25/2038(d)(j)	75,404	1,976
2.96% (6.55% - (1.00 x 1 mo. USD LIBOR)), 10/25/2041(d)(j)	376,703	24,091
2.56% (6.15% - (1.00 x 1 mo. USD LIBOR)), 12/25/2042(d)(j)	879,973	80,473
2.31% (5.90% - (1.00 x 1 mo. USD LIBOR)), 09/25/2047(d)(j)	6,278,431	397,771
Freddie Mac Multifamily Structured Pass-Through Ctfs.,
Series KC02, Class X1, IO, 1.91%, 03/25/2024(i)	65,637,690	302,918
Series KC03, Class X1, IO, 0.63%, 11/25/2024(i)	40,712,820	422,904
Series K734, Class X1, IO, 0.65%, 02/25/2026(i)	32,887,213	549,430
Series K735, Class X1, IO, 1.10%, 05/25/2026(i)	33,882,775	918,887
Series K093, Class X1, IO, 0.95%, 05/25/2029(i)	27,619,619	1,340,797

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
Freddie Mac REMICs,
5.00%, 09/15/2023	$22,808	$22,732
4.46% (1 mo. USD LIBOR + 1.05%), 10/15/2023(d)	25,685	25,732
6.50%, 02/15/2028 to 06/15/2032	651,249	667,529
6.00%, 04/15/2029	40,597	41,166
4.31% (1 mo. USD LIBOR + 0.90%), 07/15/2031(d)	42,698	42,906
7.00%, 03/15/2032	174,607	182,726
3.50%, 05/15/2032	142,261	135,210
4.41% (1 mo. USD LIBOR + 1.00%), 06/15/2032(d)	198,082	199,429
12.24% (24.75% - (3.67 x 1 mo. USD LIBOR)), 08/15/2035(d)	35,197	40,583
3.81% (1 mo. USD LIBOR + 0.40%), 09/15/2035(d)	92,197	90,509
IO, 4.24% (7.65% - (1.00 x 1 mo. USD LIBOR)), 07/15/2026 to 03/15/2029(d)(j)	145,053	6,915
3.00%, 06/15/2027 to 05/15/2040(j)	3,763,457	186,903
2.50%, 05/15/2028(j)	801,863	36,348
4.29% (7.70% - (1.00 x 1 mo. USD LIBOR)), 03/15/2029(d)(j)	21,938	664
4.69% (8.10% - (1.00 x 1 mo. USD LIBOR)), 09/15/2029(d)(j)	7,952	449
4.34% (7.75% - (1.00 x 1 mo. USD LIBOR)), 01/15/2032(d)(j)	100,962	7,213
3.64% (7.05% - (1.00 x 1 mo. USD LIBOR)), 10/15/2033(d)(j)	224,233	13,699
3.29% (6.70% - (1.00 x 1 mo. USD LIBOR)), 01/15/2035(d)(j)	234,454	11,303
3.34% (6.75% - (1.00 x 1 mo. USD LIBOR)), 02/15/2035(d)(j)	170,089	8,710
3.31% (6.72% - (1.00 x 1 mo. USD LIBOR)), 05/15/2035(d)(j)	888,760	52,860
3.24% (6.65% - (1.00 x 1 mo. USD LIBOR)), 07/15/2035(d)(j)	335,843	35,479
3.59% (7.00% - (1.00 x 1 mo. USD LIBOR)), 12/15/2037(d)(j)	85,114	7,989
2.59% (6.00% - (1.00 x 1 mo. USD LIBOR)), 04/15/2038(d)(j)	48,685	3,502
2.66% (6.07% - (1.00 x 1 mo. USD LIBOR)), 05/15/2038(d)(j)	1,146,646	79,060
2.84% (6.25% - (1.00 x 1 mo. USD LIBOR)), 12/15/2039(d)(j)	311,543	18,817
2.69% (6.10% - (1.00 x 1 mo. USD LIBOR)), 01/15/2044(d)(j)	974,750	94,004
4.00%, 03/15/2045(j)	458,297	40,036
Freddie Mac STRIPS,
IO, 7.00%, 04/01/2027(j)	69,669	6,747
3.00%, 12/15/2027(j)	1,439,060	79,905
3.27%, 12/15/2027(i)	382,456	18,344
6.50%, 02/01/2028(j)	7,167	780
7.50%, 12/15/2029(j)	20,955	3,228
6.00%, 12/15/2032(j)	66,066	8,690
PO, 0.00%, 06/01/2026(k)	7,530	7,011
		10,983,378

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Core Bond Fund

	Principal Amount	Value
Federal Home Loan Mortgage Corp. (FHLMC)–0.09%
6.00%, 07/01/2024 to 11/01/2037	$62,179	$63,499
9.00%, 01/01/2025 to 05/01/2025	759	773
6.50%, 07/01/2028 to 04/01/2034	73,018	75,438
7.00%, 10/01/2031 to 10/01/2037	716,213	746,084
5.50%, 09/01/2039	396,014	405,245

		1,291,039

Federal National Mortgage Association (FNMA)–0.67%
6.50%, 12/01/2029 to 11/01/2031	490,973	506,664
7.50%, 01/01/2033 to 08/01/2033	520,492	541,212
7.00%, 04/01/2033 to 04/01/2034	306,622	316,625
5.50%, 02/01/2035 to 05/01/2036	386,023	395,154
4.00%, 05/01/2052	9,156,842	8,380,010

		10,139,665

Government National Mortgage Association (GNMA)–3.97%
ARM, 2.63% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 07/20/2025 to 07/20/2027(d)	1,227	1,207
IO, 4.09% (7.50% - (1.00 x 1 mo. USD LIBOR)), 02/16/2032(d)(j)	19,661	5
3.14% (6.55% - (1.00 x 1 mo. USD LIBOR)), 04/16/2037(d)(j)	607,372	41,445
3.24% (6.65% - (1.00 x 1 mo. USD LIBOR)), 04/16/2041(d)(j)	1,773,488	99,777
4.50%, 09/16/2047(j)	2,727,636	466,998
2.79% (6.20% - (1.00 x 1 mo. USD LIBOR)), 10/16/2047(d)(j)	2,250,365	184,025
TBA, 2.50%, 11/01/2052(l)	69,445,000	58,865,970

		59,659,427

Uniform Mortgage-Backed Securities–20.63%
TBA, 2.50%, 11/01/2052(l)	80,000,000	65,500,555
3.00%, 11/01/2052(l)	80,000,000	68,018,750
4.00%, 11/01/2052(l)	16,410,000	14,920,023
4.50%, 11/01/2052(l)	16,409,000	15,396,257
5.00%, 11/01/2052(l)	46,000,000	44,370,234
5.50%, 11/01/2052(l)	59,800,000	58,998,452
6.00%, 11/01/2052(l)	43,000,000	43,219,669
		310,423,940
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $403,783,846)		392,497,449

U.S. Treasury Securities–7.29%
U.S. Treasury Bonds–3.16%
3.38%, 08/15/2042	29,752,400	25,675,392
2.88%, 05/15/2052	28,266,200	21,946,054

		47,621,446

	Principal Amount	Value
U.S. Treasury Notes–4.13%
4.38%, 10/31/2024	$27,155,000	$27,099,843
4.25%, 10/15/2025	10,400	10,346
4.13%, 09/30/2027	0	0
4.13%, 10/31/2027	34,018,600	33,843,192
3.88%, 09/30/2029	0	0
4.00%, 10/31/2029	831,200	823,472
2.75%, 08/15/2032	343,300	307,253

		62,084,106
Total U.S. Treasury Securities (Cost $117,405,531)		109,705,552

Agency Credit Risk Transfer Notes–0.79%
Fannie Mae Connecticut Avenue Securities,
Series 2016-C02, Class 1M2, 9.59% (1 mo. USD LIBOR + 6.00%), 09/25/2028(d)	1,173,089	1,212,631
Series 2022-R03, Class 1M1, 5.10% (30 Day Average SOFR + 2.10%), 03/25/2042(b)(d)	4,090,313	4,036,870
Series 2022-R04, Class 1M1, 5.00% (30 Day Average SOFR + 2.00%), 03/25/2042(b)(d)	2,122,119	2,087,307
Freddie Mac,
Series 2014-DN3, Class M3, STACR® , 7.59% (1 mo. USD LIBOR + 4.00%), 08/25/2024(d)	570,679	570,961
Series 2022-DNA3, Class M1A, STACR® , 5.00% (30 Day Average SOFR + 2.00%), 04/25/2042(b)(d)	3,018,368	2,960,034
Series 2022-DNA6, Class M1, STACR® , 5.15% (30 Day Average SOFR + 2.15%), 09/25/2042(b)(d)	999,546	992,834
Total Agency Credit Risk Transfer Notes (Cost $12,084,034)		11,860,637

Municipal Obligations–0.51%
California (State of) Health Facilities Financing Authority (Social Bonds),
Series 2022, RB, 4.19%, 06/01/2037	1,370,000	1,157,111
Series 2022, RB, 4.35%, 06/01/2041	995,000	817,997
California State University,
Series 2021 B, Ref. RB, 2.72%, 11/01/2052	1,725,000	1,000,174
Series 2021 B, Ref. RB, 2.94%, 11/01/2052	2,585,000	1,596,339
Texas (State of) Transportation Commission (Central Texas Turnpike System), Series 2020 C, Ref. RB, 3.03%, 08/15/2041	4,965,000	3,159,150
Total Municipal Obligations (Cost $11,640,000)		7,730,771

	Shares
Preferred Stocks–0.28%
Asset Management & Custody Banks–0.08%
Bank of New York Mellon Corp. (The), 4.70%, Series G, Pfd.(c)	1,173,000	1,126,080

Investment Banking & Brokerage–0.11%
Charles Schwab Corp. (The), 4.00%, Series H, Pfd.(c)	2,214,000	1,647,216

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Core Bond Fund

	Shares	Value

Other Diversified Financial Services–0.09%
Equitable Holdings, Inc., 4.95%, Series B, Pfd.(c)	1,502,000	$1,400,615

Total Preferred Stocks (Cost $4,889,000)		4,173,911

Money Market Funds–7.92%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(m)(n)	42,417,738	42,417,738
Invesco Liquid Assets Portfolio, Institutional Class, 3.03%(m)(n)	28,197,126	28,202,765

	Shares	Value

Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 3.08%(m)(n)	48,477,414	$48,477,414
Total Money Market Funds (Cost $119,087,974)		119,097,917

TOTAL INVESTMENTS IN SECURITIES-124.25% (Cost $2,044,575,898)		1,869,521,648

OTHER ASSETS LESS LIABILITIES-(24.25)%		(364,826,856)

NET ASSETS–100.00%		$1,504,694,792

Investment Abbreviations:

ARM	– Adjustable Rate Mortgage
Ctfs.	– Certificates
IO	– Interest Only
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
PO	– Principal Only
RB	– Revenue Bonds
Ref.	– Refunding
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
SOFR	– Secured Overnight Financing Rate
STACR®	– Structured Agency Credit Risk
STRIPS	– Separately Traded Registered Interest and Principal Security
TBA	– To Be Announced
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $491,821,337, which represented 32.69% of the Fund’s Net Assets.

(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2022.
(e)	Perpetual bond with no specified maturity date.
(f)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(g)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2022.

(h)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(i)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2022.

(j)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(k)	Zero coupon bond issued at a discount.
(l)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1N.
(m)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$120,599,560	$188,957,598	$(267,139,420)	$-	$-	$42,417,738	$509,808

Invesco Liquid Assets Portfolio, Institutional Class	84,066,037	134,969,712	(190,813,870)	17,612	(36,726)	28,202,765	344,431

Invesco Treasury Portfolio, Institutional Class	137,828,068	215,951,540	(305,302,194)	-	-	48,477,414	552,964

Total	$342,493,665	$539,878,850	$(763,255,484)	$17,612	$(36,726)	$119,097,917	$1,407,203

(n)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Core Bond Fund

Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury 2 Year Notes	29	December-2022	$5,927,102	$(126,064)	$(126,064)

U.S. Treasury 5 Year Notes	142	December-2022	15,136,312	(12,598)	(12,598)

U.S. Treasury 10 Year Notes	680	December-2022	75,203,750	(3,254,193)	(3,254,193)

U.S. Treasury Long Bonds	227	December-2022	27,353,500	(2,270,844)	(2,270,844)

Subtotal-Long Futures Contracts				(5,663,699)	(5,663,699)

Short Futures Contracts

Interest Rate Risk

U.S. Treasury 10 Year Ultra Notes	966	December-2022	(112,040,906)	6,523,152	6,523,152

U.S. Treasury Ultra Bonds	3	December-2022	(382,969)	(1,796)	(1,796)

Subtotal-Short Futures Contracts				6,521,356	6,521,356

Total Futures Contracts				$857,657	$857,657

(a)	Futures contracts collateralized by $1,202,944 cash held with Bank of America Merrill Lynch, the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Core Bond Fund

Statement of Assets and Liabilities

October 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $ 1,925,487,924)	$1,750,423,731

Investments in affiliated money market funds, at value (Cost $ 119,087,974)	119,097,917

Other investments:
Variation margin receivable – futures contracts	2,478,355

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	1,202,944

Cash collateral – TBA commitments	3,088,000

Cash	13,914,797

Receivable for:
Investments sold	96,351,563

Fund shares sold	15,564,493

Dividends	372,884

Interest	9,920,397

Principal paydowns	1,210

Investment for trustee deferred compensation and retirement plans	123,185

Other assets	92,264

Total assets	2,012,631,740

Liabilities:
Payable for:
Investments purchased	128,565,076

TBA sales commitment	375,295,253

Dividends	746,072

Fund shares reacquired	2,379,987

Accrued fees to affiliates	657,262

Accrued trustees’ and officers’ fees and benefits	1,714

Accrued other operating expenses	168,399

Trustee deferred compensation and retirement plans	123,185

Total liabilities	507,936,948

Net assets applicable to shares outstanding	$1,504,694,792

Net assets consist of:
Shares of beneficial interest	$1,865,058,094

Distributable earnings (loss)	(360,363,302)

$1,504,694,792

Net Assets:
Class A	$566,063,913

Class C	$41,619,597

Class R	$68,228,060

Class Y	$544,604,961

Class R5	$13,606

Class R6	$284,164,655

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	102,821,952

Class C	7,553,158

Class R	12,397,398

Class Y	99,541,575

Class R5	2,472

Class R6	51,654,699

Class A:
Net asset value per share	$5.51

Maximum offering price per share (Net asset value of $5.51 ÷ 95.75%)	$5.75

Class C:
Net asset value and offering price per share	$5.51

Class R:
Net asset value and offering price per share	$5.50

Class Y:
Net asset value and offering price per share	$5.47

Class R5:
Net asset value and offering price per share	$5.50

Class R6:
Net asset value and offering price per share	$5.50

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Core Bond Fund

Statement of Operations

For the year ended October 31, 2022

Investment income:
Interest (net of foreign withholding taxes of $(1,105))	$47,390,688

Dividends from affiliated money market funds	1,407,203

Total investment income	48,797,891

Expenses:
Advisory fees	5,842,638

Administrative services fees	243,953

Custodian fees	18,287

Distribution fees:
Class A	1,642,689

Class C	541,799

Class R	386,062

Transfer agent fees – A, C, R and Y	2,279,149

Transfer agent fees – R5	11

Transfer agent fees – R6	92,483

Trustees’ and officers’ fees and benefits	33,287

Registration and filing fees	183,806

Reports to shareholders	73,025

Professional services fees	92,209

Other	26,525

Total expenses	11,455,923

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(1,395,660)

Net expenses	10,060,263

Net investment income	38,737,628

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(165,046,819)

Affiliated investment securities	(36,726)

Foreign currencies	5,821

Forward foreign currency contracts	348,997

Futures contracts	(16,780,752)

(181,509,479)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(181,536,928)

Affiliated investment securities	17,612

Futures contracts	2,619,625

(178,899,691)

Net realized and unrealized gain (loss)	(360,409,170)

Net increase (decrease) in net assets resulting from operations	$(321,671,542)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Core Bond Fund

Statement of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	2022	2021

Operations:
Net investment income	$38,737,628	$25,808,194

Net realized gain (loss)	(181,509,479)	2,794,380

Change in net unrealized appreciation (depreciation)	(178,899,691)	(24,947,671)

Net increase (decrease) in net assets resulting from operations	(321,671,542)	3,654,903

Distributions to shareholders from distributable earnings:
Class A	(16,307,502)	(24,735,941)

Class C	(896,446)	(2,206,867)

Class R	(1,685,982)	(2,304,208)

Class Y	(16,570,288)	(23,138,369)

Class R5	(416)	(601)

Class R6	(8,105,449)	(9,852,844)

Total distributions from distributable earnings	(43,566,083)	(62,238,830)

Share transactions–net:
Class A	(52,098,582)	20,914,652

Class C	(15,137,193)	(24,232,213)

Class R	72,409	8,288,547

Class Y	(45,598,670)	119,908,386

Class R6	35,989,122	56,640,636

Net increase (decrease) in net assets resulting from share transactions	(76,772,914)	181,520,008

Net increase (decrease) in net assets	(442,010,539)	122,936,081

Net assets:
Beginning of year	1,946,705,331	1,823,769,250

End of year	$1,504,694,792	$1,946,705,331

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Core Bond Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover(d)(e)
Class A
Year ended 10/31/22	$6.84	$0.13	$(1.31)	$(1.18)	$(0.15)	$–	$(0.15)	$5.51	(17.43)%	$566,064	0.69%		0.79%		2.17%		413%
Year ended 10/31/21	7.05	0.09	(0.08)	0.01	(0.10)	(0.12)	(0.22)	6.84	0.15	760,690	0.72		0.79		1.23		526
Year ended 10/31/20	7.03	0.14	0.37	0.51	(0.15)	(0.34)	(0.49)	7.05	7.36 (f)	763,731	0.74	(f)	0.80	(f)	1.98	(f)	397
Ten months ended 10/31/19	6.57	0.17	0.46	0.63	(0.17)	–	(0.17)	7.03	9.73	563,054	0.75	(g)	0.81	(g)	2.95	(g)	86
Year ended 12/31/18	6.86	0.21	(0.29)	(0.08)	(0.21)	–	(0.21)	6.57	(1.12)	478,723	0.75		0.80		3.18		64
Year ended 12/31/17	6.76	0.18	0.11	0.29	(0.19)	–	(0.19)	6.86	4.29	561,713	0.77		0.87		2.62		86
Class C
Year ended 10/31/22	6.84	0.09	(1.32)	(1.23)	(0.10)	–	(0.10)	5.51	(18.07)	41,620	1.44		1.54		1.42		413
Year ended 10/31/21	7.05	0.03	(0.07)	(0.04)	(0.05)	(0.12)	(0.17)	6.84	(0.64)	68,167	1.48		1.54		0.47		526
Year ended 10/31/20	7.03	0.08	0.37	0.45	(0.09)	(0.34)	(0.43)	7.05	6.51	94,978	1.55		1.56		1.17		397
Ten months ended 10/31/19	6.58	0.12	0.46	0.58	(0.13)	–	(0.13)	7.03	8.85	75,026	1.54	(g)	1.56	(g)	2.15	(g)	86
Year ended 12/31/18	6.87	0.16	(0.29)	(0.13)	(0.16)	–	(0.16)	6.58	(1.90)	91,596	1.55		1.55		2.38		64
Year ended 12/31/17	6.77	0.12	0.11	0.23	(0.13)	–	(0.13)	6.87	3.43	109,888	1.60		1.63		1.79		86
Class R
Year ended 10/31/22	6.83	0.12	(1.31)	(1.19)	(0.14)	–	(0.14)	5.50	(17.68)	68,228	0.94		1.04		1.92		413
Year ended 10/31/21	7.04	0.07	(0.08)	(0.01)	(0.08)	(0.12)	(0.20)	6.83	(0.14)	84,671	0.98		1.04		0.97		526
Year ended 10/31/20	7.03	0.12	0.36	0.48	(0.13)	(0.34)	(0.47)	7.04	6.90	78,849	1.04		1.06		1.68		397
Ten months ended 10/31/19	6.57	0.15	0.47	0.62	(0.16)	–	(0.16)	7.03	9.47	58,568	1.05	(g)	1.07	(g)	2.66	(g)	86
Year ended 12/31/18	6.86	0.19	(0.29)	(0.10)	(0.19)	–	(0.19)	6.57	(1.41)	52,539	1.05		1.05		2.88		64
Year ended 12/31/17	6.76	0.16	0.10	0.26	(0.16)	–	(0.16)	6.86	3.95	61,691	1.10		1.12		2.29		86
Class Y
Year ended 10/31/22	6.79	0.15	(1.30)	(1.15)	(0.17)	–	(0.17)	5.47	(17.21)	544,605	0.44		0.54		2.42		413
Year ended 10/31/21	7.00	0.10	(0.07)	0.03	(0.12)	(0.12)	(0.24)	6.79	0.43	721,456	0.43		0.54		1.52		526
Year ended 10/31/20	6.99	0.16	0.36	0.52	(0.17)	(0.34)	(0.51)	7.00	7.56	622,504	0.44		0.56		2.28		397
Ten months ended 10/31/19	6.53	0.18	0.47	0.65	(0.19)	–	(0.19)	6.99	10.05	528,791	0.45	(g)	0.56	(g)	3.25	(g)	86
Year ended 12/31/18	6.82	0.23	(0.29)	(0.06)	(0.23)	–	(0.23)	6.53	(0.84)	413,373	0.45		0.55		3.48		64
Year ended 12/31/17	6.72	0.20	0.11	0.31	(0.21)	–	(0.21)	6.82	4.60	343,689	0.48		0.62		2.93		86
Class R5
Year ended 10/31/22	6.84	0.15	(1.32)	(1.17)	(0.17)	–	(0.17)	5.50	(17.36)	14	0.44		0.45		2.42		413
Year ended 10/31/21	7.05	0.11	(0.08)	0.03	(0.12)	(0.12)	(0.24)	6.84	0.46	17	0.41		0.43		1.54		526
Year ended 10/31/20	7.03	0.16	0.37	0.53	(0.17)	(0.34)	(0.51)	7.05	7.71	17	0.43		0.44		2.29		397
Period ended 10/31/19(h)	6.81	0.10	0.21	0.31	(0.09)	–	(0.09)	7.03	4.60	19	0.40	(g)	0.41	(g)	3.29	(g)	86
Class R6
Year ended 10/31/22	6.83	0.15	(1.31)	(1.16)	(0.17)	–	(0.17)	5.50	(17.22)	284,165	0.40		0.41		2.46		413
Year ended 10/31/21	7.04	0.11	(0.08)	0.03	(0.12)	(0.12)	(0.24)	6.83	0.48	311,703	0.38		0.40		1.57		526
Year ended 10/31/20	7.02	0.17	0.36	0.53	(0.17)	(0.34)	(0.51)	7.04	7.76	263,690	0.38		0.39		2.34		397
Ten months ended 10/31/19	6.57	0.19	0.45	0.64	(0.19)	–	(0.19)	7.02	9.91	968,348	0.38	(g)	0.39	(g)	3.31	(g)	86
Year ended 12/31/18	6.86	0.23	(0.28)	(0.05)	(0.24)	–	(0.24)	6.57	(0.77)	902,457	0.40		0.41		3.53		64
Year ended 12/31/17	6.75	0.20	0.12	0.32	(0.21)	–	(0.21)	6.86	4.81	993,755	0.42		0.43		2.98		86

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Does not include indirect expenses from affiliated fund fees and expenses of 0.01%, 0.00% and 0.00% for the ten months ended October 31, 2019 and for the years ended December 31, 2018 and 2017, respectively.

(d)

The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities of $7,090,795,832 and $7,321,457,192, $10,593,719,030 and $10,775,658,902 and $9,083,844,819 and $8,679,566,809 for ten months ended October 31, 2019 and for the years ended December 31, 2018 and 2017, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended October 31, 2020.
(g)	Annualized.
(h)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Core Bond Fund

Notes to Financial Statements

October 31, 2022

NOTE 1–Significant Accounting Policies

Invesco Core Bond Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income

27	Invesco Core Bond Fund

and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two

28	Invesco Core Bond Fund

currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Put Options Purchased – The Fund may purchase put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on put options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Dollar Rolls and Forward Commitment Transactions – The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

O.

LIBOR Risk – The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. Although the publication of most LIBOR rates ceased at the end of 2021, a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

P.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

R.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

During the period, the Fund experienced a low interest rate environment created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

S.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

29	Invesco Core Bond Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

Up to $500 million	0.400%

Next $500 million	0.350%

Next $4 billion	0.330%

Over $5 billion	0.310%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2022, the effective advisory fee rate incurred by the Fund was 0.34%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through February 29, 2024, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.70%, 1.45%, 0.95%, 0.45%, 0.45% and 0.45%, respectively of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

The Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2022, the Adviser waived advisory fees of $114,867 and reimbursed class level expenses of $589,074, $49,559, $71,608, $564,238, $0 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2022, IDI advised the Fund that IDI retained $55,592 in front-end sales commissions from the sale of Class A shares and $13,208 and $2,390 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

30	Invesco Core Bond Fund

The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$791,569,384	$7,457,467	$799,026,851
Asset-Backed Securities	–	419,935,560	5,493,000	425,428,560
U.S. Government Sponsored Agency Mortgage-Backed Securities	–	392,497,449	–	392,497,449
U.S. Treasury Securities	–	109,705,552	–	109,705,552
Agency Credit Risk Transfer Notes	–	11,860,637	–	11,860,637
Municipal Obligations	–	7,730,771	–	7,730,771
Preferred Stocks	–	4,173,911	–	4,173,911
Money Market Funds	119,097,917	–	–	119,097,917

Total Investments in Securities	119,097,917	1,737,473,264	12,950,467	1,869,521,648

Other Investments - Assets*

Futures Contracts	6,523,152	–	–	6,523,152

Other Investments - Liabilities*

Futures Contracts	(5,665,495)	–	–	(5,665,495)

Total Other Investments	857,657	–	–	857,657

Total Investments	$119,955,574	$1,737,473,264	$12,950,467	$1,870,379,305

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2022:

Value
Derivative Assets	Interest Rate Risk

Unrealized appreciation on futures contracts –Exchange-Traded(a)	$6,523,152

Derivatives not subject to master netting agreements	(6,523,152)

Total Derivative Assets subject to master netting agreements	$–

Value
Derivative Liabilities	Interest Rate Risk

Unrealized depreciation on futures contracts –Exchange-Traded(a)	$(5,665,495)

Derivatives not subject to master netting agreements	5,665,495

Total Derivative Liabilities subject to master netting agreements	$–

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended October 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$348,997	$-	$348,997
Futures contracts	-	(16,780,752)	(16,780,752)

Options purchased(a)	(364,308)	-	(364,308)

31	Invesco Core Bond Fund

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total
Change in Net Unrealized Appreciation:

Futures contracts	$-	$2,619,625	$2,619,625

Total	$(15,311)	$(14,161,127)	$(14,176,438)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Foreign Currency Options Purchased

Average notional value	$88,919,871	$332,797,313	$63,917,326

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $6,314.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021
Ordinary income*	$43,566,083	$50,564,465
Long-term capital gain	–	11,674,365
Total distributions	$43,566,083	$62,238,830

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$5,479,549

Net unrealized appreciation (depreciation) – investments	(182,843,559)

Temporary book/tax differences	(120,270)

Capital loss carryforward	(182,879,022)

Shares of beneficial interest	1,865,058,094

Total net assets	$1,504,694,792

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and derivative instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

32	Invesco Core Bond Fund

The Fund has a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$142,619,694	$40,259,328	$182,879,022

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2022 was $1,329,567,295 and $1,152,855,810, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$8,274,663

Aggregate unrealized (depreciation) of investments	(191,118,222)

Net unrealized appreciation (depreciation) of investments	$(182,843,559)

Cost of investments for tax purposes is $2,053,222,864.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of dollar rolls, on October 31, 2022, undistributed net investment income was increased by $5,506,308 and undistributed net realized gain (loss) was decreased by $5,506,308. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11–Share Information

	Summary of Share Activity
	Year ended October 31, 2022(a)		Year ended October 31, 2021
	Shares	Amount	Shares	Amount
Sold:
Class A	17,838,489	$112,639,168	27,406,232	$190,173,947
Class C	1,518,947	9,458,524	2,879,515	20,058,954
Class R	2,842,778	17,892,812	4,484,685	31,028,788
Class Y	74,333,819	455,512,781	64,678,895	444,839,834

Class R6	26,237,706	160,963,443	23,117,686	159,761,711
Issued as reinvestment of dividends:
Class A	2,390,857	14,761,196	3,282,857	22,851,333
Class C	131,458	814,804	293,791	2,053,420
Class R	271,732	1,673,246	329,541	2,294,068
Class Y	1,923,761	11,825,056	2,624,583	18,148,874

Class R6	1,043,833	6,429,314	1,103,448	7,669,664
Automatic conversion of Class C shares to Class A shares:
Class A	900,361	5,642,658	2,779,739	19,353,054

Class C	(899,544)	(5,642,658)	(2,776,541)	(19,353,054)
Reacquired:
Class A	(29,586,157)	(185,141,604)	(30,584,046)	(211,463,682)
Class C	(3,162,356)	(19,767,863)	(3,903,685)	(26,991,533)
Class R	(3,109,203)	(19,493,649)	(3,619,662)	(25,034,309)
Class Y	(82,922,888)	(512,936,507)	(49,988,861)	(343,080,322)

Class R6	(21,257,303)	(131,403,635)	(16,037,206)	(110,790,739)

Net increase (decrease) in share activity	(11,503,710)	$(76,772,914)	26,070,971	$181,520,008

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 29% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

33	Invesco Core Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Core Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Core Bond Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights
For each of the three years in the period ended October 31, 2022 and the ten months ended October 31, 2019 for Class A, Class C, Class R, Class Y and Class R6. For each of the three years in the period ended October 31, 2022 and the period May 24, 2019 (commencement of operations) through October 31, 2019 for Class R5.

The financial statements of Oppenheimer Total Return Bond Fund (subsequently renamed Invesco Core Bond Fund) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 22, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

34	Invesco Core Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$918.50	$3.34	$1,021.73	$3.52	0.69%
Class C	1,000.00	913.50	6.95	1,017.95	7.32	1.44
Class R	1,000.00	915.70	4.54	1,020.47	4.79	0.94
Class Y	1,000.00	919.10	2.13	1,022.99	2.24	0.44
Class R5	1,000.00	918.10	2.32	1,022.79	2.45	0.48
Class R6	1,000.00	918.20	1.98	1,023.14	2.09	0.41

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2022 through October 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

35	Invesco Core Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Core Bond Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled

Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the Bloomberg U.S. Aggregate Bond Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the second quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results.

36	Invesco Core Bond Fund

The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

37	Invesco Core Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

Federal and State Income Tax
Qualified Dividend Income*	5.86%
Corporate Dividends Received Deduction*	5.00%
U.S. Treasury Obligations*	12.34%
Qualified Business Income*	0.00%
Business Interest Income*	82.14%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

38	Invesco Core Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Core Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	189	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Core Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	189	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Core Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Core Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-5	Invesco Core Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Core Bond Fund

(This page intentionally left blank)

(This page intentionally left blank)

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-03826 and 033-19338	Invesco Distributors, Inc.	O-TRB-AR-1

Annual Report to Shareholders	October 31, 2022

Invesco Developing Markets Fund

Nasdaq:

A: ODMAX ∎ C: ODVCX ∎ R: ODVNX ∎ Y: ODVYX ∎ R5: DVMFX ∎ R6: ODVIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Consolidated Schedule of Investments

11	Consolidated Financial Statements

14	Consolidated Financial Highlights

15	Notes to Consolidated Financial Statements

22	Report of Independent Registered Public Accounting Firm

23	Fund Expenses

24	Approval of Investment Advisory and Sub-Advisory Contracts

27	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2022, Class A shares of Invesco Developing Markets Fund (the Fund), at net asset value (NAV), underperformed the MSCI Emerging Markets Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/21 to 10/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-38.24%
Class C Shares	-38.70
Class R Shares	-38.39
Class Y Shares	-38.08
Class R5 Shares	-37.94
Class R6 Shares	-37.98
MSCI Emerging Markets Index▼	-31.03

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

At the beginning of the fiscal year ended October 31, 2022, developed global equity markets were mostly positive, despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified at the end of 2021, resulting in broadly higher costs for companies and consumers. Emerging market equities declined due in part to COVID-19 concerns and China’s ongoing regulatory tightening in the private education and technology sectors and slowing economic growth.

    Global equity markets declined in the first half of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains, and increasing shortages of oil, gas and raw materials, with the price of oil rising sharply.

    Inflation headwinds continued into the third quarter of 2022. The US Federal Reserve (the Fed), the European Central Bank and the Bank of England all raised interest rates. In contrast, the People’s Bank of China lowered its policy rate and the Bank of Japan kept rates the same. Emerging market equities, hampered by the strong US dollar, underperformed developed market equities.

    During October 2022, developed market equities rebounded and were in positive territory. Developed market equities outperformed emerging market equities, which declined primarily driven by weakness in China as Chinese markets reacted to the reappointment of President Xi and his authority, with no signs of the country’s zero-COVID-19 policy being relaxed. Despite the rebound in October for developed market equities, at the end of the fiscal year, trailing one-year returns for developed market equities and emerging market equities were both in negative territory.

    Global markets have been enshrouded by geopolitical shock waves stemming from Russia’s invasion of Ukraine, rising inflation levels, recessionary fears, etc. Much of this has dampened sentiment toward emerging market equities. However, after two years of interconnected, unlikely and extreme events, we are encouraged by three important factors in emerging markets: valuations are cheap relative to US equities, central banks in most emerging market countries stayed ahead of inflationary pressures by raising interest rates and China seems poised for recovery from its debilitating zero-COVID-19 policy, which we believe would provide investment opportunities.

    From a sector perspective, the largest contributors to the Fund’s relative performance during the fiscal year were an overweight and stock selection in consumer staples, stock selection in consumer discretionary and an underweight and stock selection in real estate. The largest detractors from relative performance were an underweight and stock selection in energy, stock selection in communication services and an overweight and stock selection in health care.

    From a country perspective, the largest contributors to the Fund’s relative performance during the fiscal year were an underweight in China, an overweight in Mexico and an underweight allocation to and stock selection in South Korea. The largest detractors from the Fund’s relative performance were an overweight and stock selection in Russia, an overweight in Singapore (the Fund’s benchmark has no exposure) and an underweight position in Saudi Arabia.

    The largest contributors to the Fund’s absolute performance during the fiscal year included Wal-Mart de Mexico, Vale and Lojas Renner.

    Wal-Mart de Mexico (Walmex) offers an omnichannel shopping experience in Mexico’s underpenetrated retail market. Walmex remains focused on providing a wide assortment of goods at attractive values and is currently working on expanding their Bodega banner catering to the most price-sensitive population. We believe Walmex should continue to grow market share in Mexico as expansion continues, fulfillment capabilities improve and the digital ecosystem evolves.

    Vale is a Brazilian multinational company that is one of the largest global iron ore and nickel producers with expertise in mining, logistics, energy and steelmaking. In our view, there should be structural support for these base metals as Russia’s iron ore supply is interrupted from the ongoing war in Ukraine and nickel is being increasingly used in batteries to fuel modern life, and to align with the global decarbonization efforts underway.

    Lojas Renner operates a fashion and lifestyle ecosystem in the fragmented Brazilian retail space. Lojas Renner designs and distributes a broad range of fashion apparel under a host of private brands that consumers have access to through digital channels and traditional stores. As the company continues to focus on digitizing the consumer experience, providing reliable delivery of goods, rewarding consumer loyalty and so on, we believe Lojas Renner should be poised to capture a larger slice of Brazilian retail sales.

    The largest detractors from the Fund’s absolute performance during the fiscal year included Taiwan Semiconductor Manufacturing (TSMC), Novatek and Yandex.

    TSMC is one of the world’s leading semiconductor foundries and the key enabler of the new computing revolution in the semiconductor industry, with multiple architectures, chip platforms and design teams competing to push computing and artificial intelligence innovation. Despite softening demand in the smartphone and consumer electronics segments, it is our view that TSMC has strong customer order commitment in the high performance computing applications over the next few years and has seen healthy demand in the data center and automotive segments.

    Novatek, which we have held for nearly 15 years, is one of the largest independent global gas producers, and we believe it has considerable growth options in its portfolio of low cost, competitively advantaged liquefied natural gas (LNG) projects on the Yamal Peninsula. We also believe that demand for Novatek’s LNG projects is fundamentally supported by the global push to develop sources of cleaner energy. Due to ongoing market closures, lack of trading partners, low liquidity, settlement concerns and future uncertainty, Invesco priced all Russian equity holdings of the Fund to zero as of March 2, 2022.

    Yandex is one of the dominant internet companies in Russia’s transforming digital landscape, holding positions in several categories including Russia’s search engine, shared mobility, food delivery, e-commerce and others. Note that Yandex runs one of the

2	Invesco Developing Markets Fund

most profitable mobility and food delivery platforms in the world and we believe it may benefit from future industry consolidation in e-commerce. However, Yandex has been affected by the impact of sanctions on Russia following the invasion of Ukraine. For the reasons described above, this Russian equity holding of the Fund was also priced at zero as of March 2, 2022.

    When we look longer term, we believe many emerging market companies are embarking on a new era - cutting back on oversized ambitions and focusing on opportunities that are profitable and cash generative. Our view is that this should lead to improved earnings and returns in these businesses as they become more rational and disciplined. We have been focused on finding investments in opportunities where the visible risks are well understood, have been deeply digested and have led to discounts in prices. We are looking out for circumstances where the risks have not yet been widely perceived. The net result is an opportunity to own undervalued, high-quality names with the potential for long-term structural growth.

    We thank you for your continued investment in Invesco Developing Markets Fund.

Portfolio manager(s):

Justin Leverenz

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Developing Markets Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/12

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Developing Markets Fund

Average Annual Total Returns
As of 10/31/22, including maximum applicable sales charges

Class A Shares
Inception (11/18/96)	8.67%
10 Years	-0.29
5 Years	-5.55
1 Year	-41.64

Class C Shares
Inception (11/18/96)	8.65%
10 Years	-0.32
5 Years	-5.19
1 Year	-39.28

Class R Shares
Inception (3/1/01)	7.69%
10 Years	0.02
5 Years	-4.71
1 Year	-38.39

Class Y Shares
Inception (9/7/05)	5.36%
10 Years	0.54
5 Years	-4.23
1 Year	-38.08

Class R5 Shares
10 Years	0.40%
5 Years	-4.24
1 Year	-37.94

Class R6 Shares
Inception (12/29/11)	2.15%
10 Years	0.70
5 Years	-4.09
1 Year	-37.98

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Developing Markets Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Developing Markets Fund. The Fund was subsequently renamed the Invesco Developing Markets Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Developing Markets Fund

Supplemental Information

Invesco Developing Markets Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for nonresident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Developing Markets Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Financials	22.62%

Information Technology	21.18

Consumer Discretionary	16.62

Materials	9.53

Consumer Staples	9.20

Health Care	6.09

Communication Services	5.19

Industrials	4.97

Other Sectors, Each Less than 2% of Net Assets	1.36

Money Market Funds Plus Other Assets Less Liabilities	3.24

Top 10 Equity Holdings*

		% of total net assets

1.	Housing Development Finance Corp. Ltd.	8.92%

2.	Taiwan Semiconductor Manufacturing Co. Ltd.	6.48

3.	Kotak Mahindra Bank Ltd.	6.37

4.	Yum China Holdings, Inc.	5.46

5.	Tata Consultancy Services Ltd.	5.24

6.	Grupo Mexico S.A.B. de C.V., Class B	4.51

7.	Pernod Ricard S.A.	4.11

8.	Samsung Electronics Co. Ltd.	3.49

9.	H World Group Ltd., ADR	3.12

10.	ZTO Express (Cayman), Inc., ADR	2.72

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2022.

7	Invesco Developing Markets Fund

Consolidated Schedule of Investments

October 31, 2022

	Shares	Value

Common Stocks & Other Equity Interests–95.60%
Belgium–0.40%
Anheuser-Busch InBev S.A./N.V.	1,832,252	$91,774,653

Brazil–7.98%
Ambev S.A.	139,047,690	430,696,552

Banco Bradesco S.A., Preference Shares	109,331,729	420,351,977

Lojas Renner S.A.	41,138,483	246,090,238

NU Holdings Ltd., Class A(a)	40,742,954	203,714,770

Vale S.A., ADR	34,476,996	446,132,328

WEG S.A.	10,019,978	78,134,685

		1,825,120,550

Chile–0.47%
Antofagasta PLC	6,208,369	83,558,550

Banco Santander Chile	649,718,381	23,399,096

		106,957,646

China–20.11%
BeiGene Ltd., ADR (Acquired 01/04/2021-08/04/2021; Cost $724,027,817)(a)(b)	2,235,297	377,519,310

Brii Biosciences Ltd.(a)	40,372,238	28,764,141

H World Group Ltd.	1,984,000	5,423,890

H World Group Ltd., ADR(c)(d)	26,367,347	714,027,757

Meituan, B Shares(a)(e)	24,176,100	384,575,800

MicroTech Medical Hangzhou Co. Ltd., H Shares(a)(e)	7,517,400	5,833,093

NetEase, Inc., ADR	9,063,153	504,092,570

New Horizon Health Ltd.(a)(e)	12,827,500	28,539,988

Silergy Corp.	8,562,000	98,473,256

Sunny Optical Technology Group Co. Ltd.	5,855,000	50,791,781

Tencent Holdings Ltd.	4,206,158	110,368,590

Wuxi Biologics Cayman, Inc.(a)(e)	48,709,000	220,359,767

Yum China Holdings, Inc.(c)	30,183,310	1,248,079,869

Zai Lab Ltd., ADR (Acquired 04/22/2021-01/21/2022; Cost $847,529,843)(a)(b)(c)	7,244,731	161,412,607

ZTO Express (Cayman), Inc.	2,473,482	41,929,651

ZTO Express (Cayman), Inc., ADR(c)	36,797,774	621,514,403

		4,601,706,473

France–5.36%
Kering S.A.	273,383	125,137,202

L’Oreal S.A.	49,577	15,565,390

Pernod Ricard S.A.	5,357,784	940,009,407

TotalEnergies SE	2,647,242	144,672,507

		1,225,384,506

Hong Kong–1.62%
AIA Group Ltd.	48,992,200	369,974,316

India–24.81%
Delhivery Ltd.(e)	4,814,900	20,021,003

Housing Development Finance Corp. Ltd.	68,477,338	2,041,513,479

Infosys Ltd.	30,849,933	572,294,637

Kotak Mahindra Bank Ltd.	63,390,950	1,458,033,997

	Shares	Value

India–(continued)
Oberoi Realty Ltd.(c)	14,966,740	$167,067,876

Pine Labs Pvt. Ltd. (Acquired 09/09/2021; Cost $49,999,780)(b)(f)	134,098	62,853,388

Tata Consultancy Services Ltd.	31,072,921	1,197,648,432

Zee Entertainment Enterprises Ltd.(c)	49,112,015	155,536,647

		5,674,969,459

Indonesia–0.87%
PT Bank Central Asia Tbk	353,549,900	199,221,034

Italy–1.73%
Ermenegildo Zegna N.V.	5,142,215	56,358,677

PRADA S.p.A.	74,536,610	338,762,262

		395,120,939

Japan–0.11%
Daiichi Sankyo Co. Ltd.	790,400	25,344,584

Mexico–8.50%
America Movil S.A.B. de C.V., Class L, ADR	17,183,161	323,215,258

Fomento Economico Mexicano S.A.B. de C.V., Series CPO	1,881,075	13,503,523

Grupo Mexico S.A.B. de C.V., Class B	284,733,475	1,032,272,019

Wal-Mart de Mexico S.A.B. de C.V., Series V	149,212,434	576,350,254

		1,945,341,054

Peru–0.93%
Credicorp Ltd.	1,462,117	213,995,444

Philippines–1.64%
SM Investments Corp.	26,325,832	374,537,053

Russia–0.00%
Novatek PJSC, GDR(a)(e)(f)	8,262,941	8

Polyus PJSC, GDR(a)(e)(f)	1,319,684	1

Sberbank of Russia PJSC(a)(f)	4,942,538	5

TCS Group Holding PLC, GDR(e)(f)	2,747,795	3

Yandex N.V., Class A(a)(c)(f)	22,810,295	23

		40

South Africa–1.08%
FirstRand Ltd.	70,724,711	247,961,574

South Korea–8.84%
Coupang, Inc.(a)	1,322,159	22,833,686

LG Chem Ltd.	1,408,666	617,264,441

LG H&H Co. Ltd.	101,100	36,103,595

NAVER Corp.	813,013	96,380,019

Samsung Biologics Co. Ltd.(a)(e)	737,047	452,927,843

Samsung Electronics Co. Ltd.	19,176,496	797,425,876

		2,022,935,460

Switzerland–2.28%
Cie Financiere Richemont S.A.	5,260,240	514,493,339

Cie Financiere Richemont S.A., Wts., expiring 11/22/2023(a)	15,598,668	7,633,043

		522,126,382

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco Developing Markets Fund

	Shares	Value

Taiwan–8.76%
MediaTek, Inc.	28,620,000	$521,436,753

Taiwan Semiconductor Manufacturing Co. Ltd.	123,165,429	1,482,185,176

		2,003,621,929

United Kingdom–0.11%
AstraZeneca PLC, ADR	416,351	24,485,602

Total Common Stocks & Other Equity Interests (Cost $21,177,712,945)		21,870,578,698

Preferred Stocks–1.16%
China–0.29%
Abogen Therapeutics Ltd., Series C, Pfd. (Acquired 08/02/2021; Cost $65,429,977)(b)(f)	1,436,122	65,429,977

India–0.87%
Bundl Technologies Pvt. Ltd., Series K, Pfd. (Acquired 01/00/1900; Cost $0)(b)(f)	28,844	137,270,644

Pine Labs Pvt. Ltd., Series K, Pfd. (Acquired 09/09/2021; Cost $50,000,355)(b)(f)	103,185	62,854,111

		200,124,755

Total Preferred Stocks (Cost $305,907,589)		265,554,732

	Shares	Value

Money Market Funds–2.67%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(c)(g)	210,074,808	$210,074,808

Invesco Liquid Assets Portfolio, Institutional Class, 3.03%(c)(g)	160,840,446	160,872,614

Invesco Treasury Portfolio, Institutional Class, 3.08%(c)(g)	240,085,494	240,085,494

Total Money Market Funds (Cost $610,984,975)		611,032,916

TOTAL INVESTMENTS IN SECURITIES–99.43% (Cost $22,094,605,509)		22,747,166,346

OTHER ASSETS LESS LIABILITIES–0.57%		129,291,678

NET ASSETS–100.00%		$22,876,458,024

Investment Abbreviations:

ADR	– American Depositary Receipt
CPO	– Certificates of Ordinary Participation
GDR	– Global Depositary Receipt
Pfd.	– Preferred
Wts.	– Warrants

Notes to Consolidated Schedule of Investments:

(a)	Non-income producing security.
(b)	Restricted security. The aggregate value of these securities at October 31, 2022 was $867,340,037, which represented 3.79% of the Fund’s Net Assets.
(c)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or is an “affiliated person” under the Investment Company Act of 1940, as amended (the “1940 Act”), which defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. For the Investments in Other Affiliates below, the Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$188,299,280	$2,596,437,443	$(2,574,661,915)	$-	$-	$210,074,808	$2,596,906
Invesco Liquid Assets Portfolio, Institutional Class	145,359,504	1,854,598,173	(1,839,044,224)	48,514	(89,353)	160,872,614	1,974,376
Invesco Treasury Portfolio, Institutional Class	215,199,177	2,967,357,078	(2,942,470,761)	-	-	240,085,494	2,783,483

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco Developing Markets Fund

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2022	Dividend Income
Investments in Other Affiliates:
Alsea S.A.B. de C.V.*	$134,539,605	$-	$(122,524,060)	$24,982,311	$(36,997,856)	$-	$-
Grab Holdings, Inc., Class H, Pfd*	1,545,865,618	-	(645,131,084)	(900,734,534)	-	-	-
H World Group Ltd., ADR	1,284,440,610	7,597,532	(65,106,251)	(522,891,762)	9,987,628	714,027,757	5,264,101
Lojas Americanas S.A., Preference Shares*	130,156,093	-	(248,742,693)	118,586,600	-	-	-
Oberoi Realty Ltd.*	257,865,739	-	(79,018,999)	(45,630,325)	33,851,461	167,067,876	521,009
Pagseguro Digital Ltd., Class A*	463,106,781	-	(146,268,570)	1,362,034	(318,200,245)	-	-
Yandex N.V., Class A	1,868,397,880	43,525,035	(42,437,347)	(1,863,937,678)	(5,547,867)	23	-
Yum China Holdings, Inc.	1,671,168,604	44,114,387	-	(467,203,122)	-	1,248,079,869	14,379,310
Zai Lab Ltd., ADR	550,795,399	142,890,266	-	(532,273,058)	-	161,412,607	-
Zee Entertainment Enterprises Ltd.	691,264,774	-	(420,757,383)	(63,806,124)	(51,164,620)	155,536,647	2,864,114
ZTO Express (Cayman), Inc., ADR	745,433,095	292,462,158	(30,639,721)	(395,980,569)	10,239,440	621,514,403	6,224,754
Total	$9,891,892,159	$7,948,982,072	$(9,156,803,008)	$(4,647,477,713)	$(357,921,412)	$3,678,672,098	$36,608,053

*	At October 31, 2022, this security was no longer an affiliate of the Fund.

(d)	Effective June 27, 2022, the security’s name changed.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $1,112,257,506, which represented 4.86% of the Fund’s Net Assets.

(f)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(g)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Developing Markets Fund

Consolidated Statement of Assets and Liabilities

October 31, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $17,112,545,228)	$19,235,562,124

Investments in affiliates, at value (Cost $4,982,060,281)	3,511,604,222

Cash	72,541,564

Foreign currencies, at value (Cost $126,588,872)	120,839,911

Receivable for:
Investments sold	268,959,990

Fund shares sold	35,964,286

Dividends	34,890,148

Investment for trustee deferred compensation and retirement plans	1,185,550

Other assets	176,392

Total assets	23,281,724,187

Liabilities:

Payable for:
Investments purchased	134,648,776

Fund shares reacquired	57,356,865

Accrued foreign taxes	193,211,924

Accrued fees to affiliates	10,917,302

Accrued trustees’ and officers’ fees and benefits	297,473

Accrued other operating expenses	7,648,273

Trustee deferred compensation and retirement plans	1,185,550

Total liabilities	405,266,163

Net assets applicable to shares outstanding	$22,876,458,024

Net assets consist of:

Shares of beneficial interest	$23,634,711,656

Distributable earnings (loss)	(758,253,632)

$22,876,458,024

Net Assets:

Class A	$2,394,926,155

Class C	$30,354,855

Class R	$209,735,692

Class Y	$10,871,572,857

Class R5	$129,507

Class R6	$9,369,738,958

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	76,141,794

Class C	1,070,527

Class R	7,006,312

Class Y	350,840,686

Class R5	4,110

Class R6	302,101,026

Class A:
Net asset value per share	$31.45

Maximum offering price per share
(Net asset value of $31.45 ÷ 94.50%)	$33.28

Class C:
Net asset value and offering price per share	$28.36

Class R:
Net asset value and offering price per share	$29.94

Class Y:
Net asset value and offering price per share	$30.99

Class R5:
Net asset value and offering price per share	$31.51

Class R6:
Net asset value and offering price per share	$31.02

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Developing Markets Fund

Consolidated Statement of Operations

For the year ended October 31, 2022

Investment income:

Dividends (net of foreign withholding taxes of $67,395,021)	$484,607,104

Dividends from affiliates (net of foreign withholding taxes of $800,310)	36,608,053

Total investment income	521,215,157

Expenses:

Advisory fees	269,687,998

Administrative services fees	5,042,400

Custodian fees	10,372,068

Distribution fees:
Class A	8,196,240

Class C	479,325

Class R	1,430,973

Transfer agent fees – A, C, R and Y	35,995,183

Transfer agent fees – R5	2,622

Transfer agent fees – R6	5,021,382

Trustees’ and officers’ fees and benefits	400,728

Registration and filing fees	530,766

Professional services fees	2,574,319

Other	90,688

Total expenses	339,824,692

Less: Fees waived and/or expense offset arrangement(s)	(686,723)

Net expenses	339,137,969

Net investment income	182,077,188

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $24,755,971)	(922,312,080)

Affiliated investment securities	(357,921,412)

Foreign currencies	(17,510,786)

Forward foreign currency contracts	337,044

(1,297,407,234)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $163,493,564)	(11,537,103,949)

Affiliated investment securities	(4,647,477,713)

Foreign currencies	(8,797,933)

(16,193,379,595)

Net realized and unrealized gain (loss)	(17,490,786,829)

Net increase (decrease) in net assets resulting from operations	$(17,308,709,641)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Developing Markets Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	2022	2021

Operations:

Net investment income	$182,077,188	$236,913,705

Net realized gain (loss)	(1,297,407,234)	2,776,140,754

Change in net unrealized appreciation (depreciation)	(16,193,379,595)	3,726,132,780

Net increase (decrease) in net assets resulting from operations	(17,308,709,641)	6,739,187,239

Distributions to shareholders from distributable earnings:

Class A	(196,709,112)	–

Class C	(3,347,754)	–

Class R	(17,064,426)	–

Class Y	(1,100,030,266)	(48,200,764)

Class R5	(502,518)	(44,458)

Class R6	(1,049,638,131)	(70,287,598)

Total distributions from distributable earnings	(2,367,292,207)	(118,532,820)

Share transactions–net:

Class A	(257,246,966)	(363,923,954)

Class C	(13,976,453)	(191,599,552)

Class R	(12,600,336)	(73,578,715)

Class Y	(2,926,163,579)	1,599,558,338

Class R5	(8,363,219)	(5,511,623)

Class R6	(3,779,141,156)	1,765,562,602

Net increase (decrease) in net assets resulting from share transactions	(6,997,491,709)	2,730,507,096

Net increase (decrease) in net assets	(26,673,493,557)	9,351,161,515

Net assets:

Beginning of year	49,549,951,581	40,198,790,066

End of year	$22,876,458,024	$49,549,951,581

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Developing Markets Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets	Portfolio turnover (d)
Class A
Year ended 10/31/22	$53.50	$0.08	$(19.74)	$(19.66)	$(0.04)	$(2.35)	$(2.39)	$31.45	(38.24)%	$2,394,926	1.24%		1.24%		0.23%	27%
Year ended 10/31/21	45.84	0.11	7.55	7.66	–	–	–	53.50	16.71	4,467,836	1.20		1.20		0.20	38
Year ended 10/31/20	44.28	0.04	2.50	2.54	(0.11)	(0.87)	(0.98)	45.84	5.75	4,130,292	1.22		1.22		0.08	30
Two months ended 10/31/19	42.05	0.06	2.17	2.23	–	–	–	44.28	5.30	4,881,008	1.24	(e)	1.24	(e)	0.80 (e)	7
Year ended 08/31/19	42.01	0.14	0.01	0.15	(0.11)	–	(0.11)	42.05	0.34	4,686,134	1.27		1.27		0.34	28
Year ended 08/31/18	41.49	0.06	0.59	0.65	(0.13)	–	(0.13)	42.01	1.59	5,277,791	1.29		1.29		0.13	36
Class C
Year ended 10/31/22	48.79	(0.19)	(17.89)	(18.08)	–	(2.35)	(2.35)	28.36	(38.70)	30,355	1.99		1.99		(0.52)	27
Year ended 10/31/21	42.11	(0.28)	6.96	6.68	–	–	–	48.79	15.86	71,470	1.95		1.95		(0.55)	38
Year ended 10/31/20	40.96	(0.27)	2.29	2.02	–	(0.87)	(0.87)	42.11	4.93	225,906	1.97		1.97		(0.67)	30
Two months ended 10/31/19	38.95	–	2.01	2.01	–	–	–	40.96	5.16	403,027	2.00	(e)	2.00	(e)	0.03 (e)	7
Year ended 08/31/19	39.10	(0.16)	0.01	(0.15)	–	–	–	38.95	(0.41)	493,169	2.02		2.02		(0.42)	28
Year ended 08/31/18	38.79	(0.25)	0.56	0.31	–	–	–	39.10	0.80	826,481	2.05		2.05		(0.62)	36
Class R
Year ended 10/31/22	51.11	(0.01)	(18.81)	(18.82)	–	(2.35)	(2.35)	29.94	(38.38)	209,736	1.49		1.49		(0.02)	27
Year ended 10/31/21	43.91	(0.03)	7.23	7.20	–	–	–	51.11	16.40	379,043	1.45		1.45		(0.05)	38
Year ended 10/31/20	42.48	(0.07)	2.40	2.33	(0.03)	(0.87)	(0.90)	43.91	5.49	387,506	1.47		1.47		(0.17)	30
Two months ended 10/31/19	40.36	0.04	2.08	2.12	–	–	–	42.48	5.25	472,840	1.50	(e)	1.50	(e)	0.54 (e)	7
Year ended 08/31/19	40.32	0.03	0.01	0.04	–	–	–	40.36	0.10	471,206	1.52		1.52		0.08	28
Year ended 08/31/18	39.84	(0.05)	0.58	0.53	(0.05)	–	(0.05)	40.32	1.32	585,385	1.55		1.55		(0.12)	36
Class Y
Year ended 10/31/22	52.78	0.19	(19.44)	(19.25)	(0.19)	(2.35)	(2.54)	30.99	(38.08)	10,871,573	0.99		0.99		0.48	27
Year ended 10/31/21	45.21	0.24	7.45	7.69	(0.12)	–	(0.12)	52.78	17.01	23,079,615	0.95		0.95		0.45	38
Year ended 10/31/20	43.70	0.14	2.48	2.62	(0.24)	(0.87)	(1.11)	45.21	6.01	18,432,202	0.97		0.97		0.33	30
Two months ended 10/31/19	41.49	0.07	2.14	2.21	–	–	–	43.70	5.33	19,342,101	1.00	(e)	1.00	(e)	1.04 (e)	7
Year ended 08/31/19	41.48	0.24	0.00	0.24	(0.23)	–	(0.23)	41.49	0.61	18,525,445	1.02		1.02		0.59	28
Year ended 08/31/18	40.98	0.16	0.59	0.75	(0.25)	–	(0.25)	41.48	1.82	17,898,340	1.05		1.05		0.38	36
Class R5
Year ended 10/31/22	53.52	0.26	(19.70)	(19.44)	(0.22)	(2.35)	(2.57)	31.51	(37.93)	130	0.89		0.89		0.58	27
Year ended 10/31/21	45.85	0.27	7.55	7.82	(0.15)	–	(0.15)	53.52	17.07	10,527	0.90		0.90		0.50	38
Year ended 10/31/20	44.33	0.17	2.52	2.69	(0.30)	(0.87)	(1.17)	45.85	6.10	13,560	0.89		0.89		0.41	30
Two months ended 10/31/19	42.08	0.08	2.17	2.25	–	–	–	44.33	5.35	6,006	0.88	(e)	0.88	(e)	1.16 (e)	7
Period ended 08/31/19(f)	41.26	0.09	0.73	0.82	–	–	–	42.08	1.99	10	0.87	(e)	0.87	(e)	0.74 (e)	28
Class R6
Year ended 10/31/22	52.83	0.25	(19.44)	(19.19)	(0.27)	(2.35)	(2.62)	31.02	(37.98)	9,369,739	0.84		0.84		0.63	27
Year ended 10/31/21	45.25	0.32	7.45	7.77	(0.19)	–	(0.19)	52.83	17.17	21,541,460	0.81		0.81		0.59	38
Year ended 10/31/20	43.75	0.21	2.48	2.69	(0.32)	(0.87)	(1.19)	45.25	6.17	17,009,325	0.82		0.82		0.48	30
Two months ended 10/31/19	41.52	0.09	2.14	2.23	–	–	–	43.75	5.37	17,106,921	0.83	(e)	0.83	(e)	1.21 (e)	7
Year ended 08/31/19	41.52	0.31	(0.01)	0.30	(0.30)	–	(0.30)	41.52	0.77	16,224,242	0.86		0.86		0.75	28
Year ended 08/31/18	41.01	0.23	0.59	0.82	(0.31)	–	(0.31)	41.52	2.00	13,987,540	0.87		0.87		0.55	36

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the two months ended October 31, 2019 and for the years ended August 31, 2019 and 2018, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Annualized.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Developing Markets Fund

Notes to Consolidated Financial Statements

October 31, 2022

NOTE 1–Significant Accounting Policies

Invesco Developing Markets Fund(the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the OFI Global China Fund, LLC (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of Delaware. The Subsidiary may invest in companies established or operating in, or with significant exposure to, the People’s Republic of China or other developing markets countries. For operational efficiency and regulatory considerations, the Fund may gain access to such companies through an investment in the Subsidiary. The Fund may invest 10% of its total assets in the Subsidiary. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund

15	Invesco Developing Markets Fund

securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider,as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Tax reclaims on the Consolidated Statement of Assets and Liabilities.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received. These tax refund payments are reflected as Foreign withholding tax claims in the Consolidated Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Consolidated Statement of Operations as Professional fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2022, the Fund did not enter into any closing agreements.

G.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers.

16	Invesco Developing Markets Fund

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L.

Other Risks – The Subsidiary is not registered under the 1940 Act. As an investor in the Subsidiary, the Fund does not have all of the protections offered to investors by the 1940 Act. However, the Subsidiary is controlled by the Fund and managed by OppenheimerFunds, Inc. The Subsidiary may invest substantially all of its assets in a limited number of issuers or a single issuer. To the extent that it does so, the Subsidiary is more subject to the risks associated with and developments affecting such issuers than a fund that invests more widely.

The Fund’s investments in Class A Shares of Chinese companies involve certain risks and special considerations not typically associated with investments in U.S. companies, such as greater government control over the economy, political and legal uncertainty, currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support economic reform programs and the risk of nationalization or expropriation of assets. The Fund may invest directly in China A shares through Stock Connect, and will be subject to the following risks: sudden changes in quota limitations, application of trading suspensions, differences in trading days between the PRC and Stock Connect, operational risk, clearing and settlement risk and regulatory and taxation risk.

Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar.

Transaction costs are often higher and there may be delays in settlement procedures.

Certain securities issued by companies in China may be less liquid, harder to sell or more volatile than U.S. securities.

Following Russia’s invasion of Ukraine in late February 2022, various countries, including the United States, as well as NATO and the European Union, issued broad-ranging economic sanctions against Russia and Belarus. The resulting responses to the military actions (and potential further sanctions in response to continued military activity), the potential for military escalation and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity and overall uncertainty. The negative impacts may be particularly acute in certain sectors including, but not limited to, energy and financials. Russia may take additional counter measures or retaliatory actions (including cyberattacks), which could exacerbate negative consequences on global financial markets. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to Russian issuers or the adjoining geographic regions.

M.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $ 250 million	1.000%

Next $250 million	0.950%

Next $500 million	0.900%

Next $6 billion	0.850%

Next $3 billion	0.800%

Next $20 billion	0.750%

Next $15 billion	0.740%

Over $45 billion	0.730%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2022, the effective advisory fee rate incurred by the Fund was 0.76%.

17	Invesco Developing Markets Fund

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00%, and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2022, the Adviser waived advisory fees of $677,281.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2022, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2022, IDI advised the Fund that IDI retained $45,004 in front-end sales commissions from the sale of Class A shares and $11,996 and $1,527 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

18	Invesco Developing Markets Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

Belgium	$–	$91,774,653	$–	$91,774,653

Brazil	1,825,120,550	–	–	1,825,120,550

Chile	–	106,957,646	–	106,957,646

China	3,626,646,516	975,059,957	65,429,977	4,667,136,450

France	–	1,225,384,506	–	1,225,384,506

Hong Kong	–	369,974,316	–	369,974,316

India	20,021,003	5,592,095,068	262,978,143	5,875,094,214

Indonesia	–	199,221,034	–	199,221,034

Italy	56,358,677	338,762,262	–	395,120,939

Japan	–	25,344,584	–	25,344,584

Mexico	1,945,341,054	–	–	1,945,341,054

Peru	213,995,444	–	–	213,995,444

Philippines	–	374,537,053	–	374,537,053

Russia	–	–	40	40

South Africa	–	247,961,574	–	247,961,574

South Korea	22,833,686	2,000,101,774	–	2,022,935,460

Switzerland	522,126,382	–	–	522,126,382

Taiwan	–	2,003,621,929	–	2,003,621,929

United Kingdom	24,485,602	–	–	24,485,602

Money Market Funds	611,032,916	–	–	611,032,916

Total Investments	$8,867,961,830	$13,550,796,356	$328,408,160	$22,747,166,346

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended October 31, 2022:

	Value 10/31/21*	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*		Transfers out of Level 3*	Value 10/31/22

Preferred Stocks	$274,854,376	$190,477,257	$(142,000,717)	$–	$–	$(57,776,184)	$–		$–	$265,554,732

Common Stocks & Other Equity Interests	49,999,780	367,216,785	(496,793,614)	–	(45,836,186)	(4,493,221,764)	4,681,488,427	**	–	62,853,428

Total	$324,854,156	$557,694,042	$(638,794,331)	$–	$(45,836,186)	$(4,550,997,948)	$4,681,488,427		$–	$328,408,160

*	Prior year balances have been adjusted for a change in security classification.
**	Amount includes $1,999,275,957 and $2,682,212,471 of Russian equity securities previously classified as Level 1 and Level 2 securities, respectively.

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing evaluated prices from a third-party vendor pricing service. A significant change in third-party pricing information could result in a lower or higher value in Level 3 investments.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended October 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Consolidated Statement of Operations
Currency Risk

Realized Gain:
Forward foreign currency contracts	$337,044

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts

Average notional value	$4,174,488

19	Invesco Developing Markets Fund

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $9,442.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021

Ordinary income*	$197,775,456	$118,532,820

Long-term capital gain	2,169,516,751	–

Total distributions	$2,367,292,207	$118,532,820

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$176,772,150

Net unrealized appreciation – investments	285,133,936

Net unrealized appreciation (depreciation) – foreign currencies	(7,977,732)

Temporary book/tax differences	(1,410,778)

Capital loss carryforward	(1,210,771,208)

Shares of beneficial interest	23,634,711,656

Total net assets	$22,876,458,024

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to bankrupt securities, passive foreign investment companies and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$1,210,771,208	$–	$1,210,771,208

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

20	Invesco Developing Markets Fund

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2022 was $9,362,117,771 and $18,651,514,161, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$5,348,311,462

Aggregate unrealized (depreciation) of investments	(5,063,177,526)

Net unrealized appreciation of investments	$285,133,936

Cost of investments for tax purposes is $22,462,032,410.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions, foreign currency transactions and foreign capital gains taxes, on October 31, 2022, undistributed net investment income was decreased by $2,655,129 and undistributed net realized gain (loss) was increased by $2,655,129. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	15,975,399	$628,270,673	10,429,350	$573,327,688

Class C	109,960	4,097,121	141,844	7,142,114

Class R	921,028	36,451,727	672,573	35,209,233

Class Y	107,662,674	4,291,619,180	113,886,507	6,147,223,252

Class R5	22,052	953,261	49,865	2,754,655

Class R6	83,670,704	3,385,134,926	103,363,104	5,626,041,796

Issued as reinvestment of dividends:
Class A	3,677,641	174,320,239	-	-

Class C	73,175	3,147,985	-	-

Class R	376,951	17,041,970	-	-

Class Y	20,494,817	954,853,521	783,038	40,702,319

Class R5	10,620	501,895	843	44,421

Class R6	17,923,230	834,684,837	1,073,932	55,812,257

Automatic conversion of Class C shares to Class A shares:
Class A	212,455	8,587,167	3,298,037	176,648,746

Class C	(234,663)	(8,587,167)	(3,596,045)	(176,648,746)

Reacquired:
Class A	(27,234,377)	(1,068,425,045)	(20,323,402)	(1,113,900,388)

Class C	(342,845)	(12,634,392)	(445,316)	(22,092,920)

Class R	(1,707,185)	(66,094,033)	(2,082,922)	(108,787,948)

Class Y	(214,616,817)	(8,172,636,280)	(85,074,511)	(4,588,367,233)

Class R5	(225,231)	(9,818,375)	(149,767)	(8,310,699)

Class R6	(207,243,475)	(7,998,960,919)	(72,605,766)	(3,916,291,451)

Net increase (decrease) in share activity	(200,473,887)	$(6,997,491,709)	49,421,364	$2,730,507,096

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 33% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

21	Invesco Developing Markets Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Developing Markets Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Developing Markets Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2022, the related consolidated statement of operations for the year ended October 31, 2022, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the consolidated financial highlights for each of the periods indicated in the table below (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Consolidated Financial Highlights

For each of the three years in the period ended October 31, 2022, the two months ended October 31, 2019, and the year ended August 31, 2019 for Class A, Class C, Class R, Class Y and Class R6.
For each of the three years in the period ended October 31, 2022, the two months ended October 31, 2019, and the period May 24, 2019 (commencement of operations) through August 31, 2019 for Class R5.

The consolidated financial statements of Oppenheimer Developing Markets Fund (subsequently renamed Invesco Developing Markets Fund) as of and for the year ended August 31, 2018 and the consolidated financial highlights for the year then ended (not presented herein, other than the consolidated financial highlights) were audited by other auditors whose report dated October 25, 2018 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent, brokers, and portfolio company investees; when replies were not received from brokers or portfolio company investees, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 27, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22	Invesco Developing Markets Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$848.40	$5.87	$1,018.85	$6.41	1.26%
Class C	1,000.00	845.30	9.35	1,015.07	10.21	2.01
Class R	1,000.00	847.50	7.03	1,017.59	7.68	1.51
Class Y	1,000.00	849.50	4.71	1,020.11	5.14	1.01
Class R5	1,000.00	850.70	4.94	1,019.86	5.40	1.06
Class R6	1,000.00	850.30	4.01	1,020.87	4.38	0.86

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2022 through October 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23	Invesco Developing Markets Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Developing Markets Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to detailed follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the MSCI Emerging Markets Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, the fourth quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods and reasonably comparable to the performance of the Index for the five year period. The

24	Invesco Developing Markets Fund

Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board also considered that the Fund’s exposure to Chinese stocks and its growth investing bias negatively impacted performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2021.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board considered additional information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the

Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

25	Invesco Developing Markets Fund

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

26	Invesco Developing Markets Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$2,169,516,751
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	5.56%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Foreign Taxes	$ 0.0940	per share
Foreign Source Income	$ 0.8211	per share

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27	Invesco Developing Markets Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Developing Markets Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			189	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Developing Markets Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	189	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Developing Markets Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Developing Markets Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Developing Markets Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Developing Markets Fund

(This page intentionally left blank)

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	O-DVM-AR-1

Annual Report to Shareholders	October 31, 2022

Invesco Discovery Mid Cap Growth Fund

Nasdaq:

A: OEGAX ⬛ C: OEGCX ⬛ R: OEGNX ⬛ Y: OEGYX ⬛ R5: DMCFX ⬛ R6: OEGIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

11	Financial Statements

14	Financial Highlights

15	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Fund Expenses

23	Approval of Investment Advisory and Sub-Advisory Contracts

25	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2022, Class A shares of Invesco Discovery Mid Cap Growth Fund (the Fund), at net asset value (NAV), underperformed the Russell Midcap Growth Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/21 to 10/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-30.69%
Class C Shares	-31.15
Class R Shares	-30.85
Class Y Shares	-30.50
Class R5 Shares	-30.45
Class R6 Shares	-30.43
Russell Midcap Growth Index▼	-28.94

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

The fiscal year began with continued volatility in equity markets in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil rose,1 causing higher gas prices for consumers, and the Consumer Price Index (CPI) reported for November 2021 increased 0.8%, resulting in a 6.8% increase over the prior 12 months, the highest since 1982.2 To combat inflation, the US Federal Reserve (the Fed) announced the potential for three or more interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at the 2021 year-end.

    Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflation pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.1 Inflation continued to be a top concern for consumers, investors and the Fed. To combat inflation, the Fed raised the federal funds rate by one-quarter percentage point in March and the Fed indicated it would “taper” its asset purchase program quickly.3

    As the war in Ukraine continued and corporate earnings in high-profile names like Netflix reported slowing growth and profits, the equity markets sold off for much of April 2022. The downward direction of the equity markets continued into second quarter of 2022 amid record inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the CPI rose by yet another 40-year high to 8.6% for the twelve months ended May 2022.2 Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.1 To tame inflation, the Fed raised the benchmark federal funds rate three more times, by 0.50% in May, by 0.75% in June and another 0.75% in July, which were the largest increases in nearly 30 years.3 US equity markets rose in July and August until Fed chairman Jerome Powell’s hawkish comments at an economic policy symposium held in Jackson Hole, which sparked a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.3

    After experiencing a sharp drop in September 2022, US equity markets rebounded in October with strong gains, despite mixed data on the economy and corporate earnings. Inflation data reported in October came in higher than expected, and the labor market remained strong, with payroll employment gains and a decline in the unemployment rate to a near record low of 3.5% in September.2 The initial estimate of third quarter real gross domestic product showed an increase of 2.6% (annualized) after falling in the prior two quarters, but the headline number masked a drop in demand and investment. Corporate earnings were generally in line with expectations, but many companies’ forward earnings guidance was weaker than expected.

    In this environment, US stocks had negative double-digit returns for the fiscal year of -14.61%, as measured by the S&P 500 Index.4

    During the fiscal year, stock selection within the health care and industrials sectors was the primary driver of the Fund’s underperformance versus the Russell Midcap Growth Index. This was partially offset by stronger stock selection within the consumer discretionary sector and our underweight allocation to the communication services sector.

    The largest individual contributors to the Fund’s absolute performance during the fiscal year included Cheniere Energy, LPL Financial and Enphase Energy. Cheniere Energy is a US exporter of liquefied natural gas. Supplies from Russia to Europe fell due to the threat and then the onset of the Ukraine invasion, which raised prices on fuel used to heat homes and generate electricity. The price surge benefited Cheniere Energy. LPL Financial offers technology, brokerage and investment advisory services through business relationships with various types of financial advisors. The stock outperformed due to strong fourth quarter 2021 results and the opportunity to benefit from a higher federal funds rate. The company also has less credit risk than other companies, such as banks and we believe they are well positioned at this point in the economic cycle. Enphase Energy manufactures microinverter systems that convert direct current electricity from solar panels to alternating current for home use. Enphase Energy reported a strong quarter in the third quarter of 2022, beating expectations. Third-quarter guidance was well above expectations.

    The largest individual detractors from the Fund’s absolute performance during the fiscal year included HubSpot, MongoDB and Generac. HubSpot provides a cloud-based customer relationship management platform. Their underperformance was due to its outside exposure to Europe. The European region has been its fastest growth market and represents 35% of sales. MongoDB, an open-source database software provider, reduced its growth expectations for the second half of 2022 because transactional volume slowed due to macro-related headwinds. We exited the position during the fiscal year. Generac, a backup power generator manufacturer, experienced supply chain disruptions along with higher input costs, which led management to slightly reduce near-term earnings guidance. We exited the position during the fiscal year.

    Our long-term investment process remains the same. We seek dynamic companies with above-average, sustainable revenue and earnings growth that we believe are positioned to outperform. This includes leading firms in structurally attractive industries with committed management teams that have proven records of success.

    We thank you for your continued investment in the Invesco Discovery Mid Cap Growth Fund.

1 Source: Bloomberg LP

2 Source: US Bureau of Labor Statistics

2	Invesco Discovery Mid Cap Growth Fund

3 Source: US Federal Reserve

4 Source: Lipper Inc.

Portfolio manager(s):

Justin Livengood

Ronald Zibelli, Jr. - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Discovery Mid Cap Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/12

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Discovery Mid Cap Growth Fund

Average Annual Total Returns

As of 10/31/22, including maximum applicable sales charges

Class A Shares
Inception (11/1/00)	7.27%
10 Years	11.26
5 Years	8.18
1 Year	-34.50

Class C Shares
Inception (11/1/00)	7.23%
10 Years	11.21
5 Years	8.62
1 Year	-31.69

Class R Shares
Inception (3/1/01)	8.30%
10 Years	11.60
5 Years	9.14
1 Year	-30.85

Class Y Shares
Inception (11/1/00)	7.99%
10 Years	12.19
5 Years	9.69
1 Year	-30.50

Class R5 Shares
10 Years	12.02%
5 Years	9.67
1 Year	-30.45

Class R6 Shares
Inception (2/28/13)	11.99%
5 Years	9.86
1 Year	-30.43

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Discovery Mid Cap Growth Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Discovery Mid Cap Growth Fund. Note: The Fund was subsequently renamed the Invesco Discovery Mid Cap Growth Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Discovery Mid Cap Growth Fund

Supplemental Information

Invesco Discovery Mid Cap Growth Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Russell Midcap® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Discovery Mid Cap Growth Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	26.98%

Health Care	16.62

Industrials	16.45

Consumer Discretionary	11.57

Financials	10.02

Energy	4.45

Consumer Staples	3.79

Materials	3.12

Real Estate	2.25

Communication Services	2.23

Money Market Funds Plus Other Assets Less Liabilities	2.52

Top 10 Equity Holdings*

		% of total net assets

1.	Cheniere Energy, Inc.	2.64%

2.	Paylocity Holding Corp.	2.55

3.	Waste Connections, Inc.	2.40

4.	Motorola Solutions, Inc.	2.39

5.	LPL Financial Holdings, Inc.	2.34

6.	Arthur J. Gallagher & Co.	2.24

7.	Gartner, Inc.	2.18

8.	Molina Healthcare, Inc.	2.16

9.	AmerisourceBergen Corp.	2.04

10.	Synopsys, Inc.	1.87

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2022.

7	Invesco Discovery Mid Cap Growth Fund

Schedule of Investments(a)

October 31, 2022

	Shares	Value

Common Stocks & Other Equity Interests–97.48%
Advertising–0.49%
Trade Desk, Inc. (The), Class A(b)	513,533	$27,340,497

Aerospace & Defense–1.76%
Northrop Grumman Corp.	178,774	98,148,714

Apparel, Accessories & Luxury Goods–1.30%
lululemon athletica, inc.(b)(c)	221,381	72,843,204

Application Software–12.18%
Bill.com Holdings, Inc.(b)	360,811	48,117,755

Cadence Design Systems, Inc.(b)	450,834	68,251,759

HubSpot, Inc.(b)(c)	80,738	23,943,661

Manhattan Associates, Inc.(b)	636,255	77,413,146

Paycom Software, Inc.(b)	128,606	44,497,676

Paylocity Holding Corp.(b)(c)	613,623	142,231,675

Roper Technologies, Inc.	219,370	90,937,640

Synopsys, Inc.(b)	356,908	104,413,436

Tyler Technologies, Inc.(b)	249,330	80,615,869

		680,422,617

Asset Management & Custody Banks–0.77%
Ameriprise Financial, Inc.	138,780	42,899,674

Automotive Retail–1.70%
O’Reilly Automotive, Inc.(b)	113,183	94,753,412

Biotechnology–1.86%
Alnylam Pharmaceuticals, Inc.(b)(c)	253,343	52,507,870

Natera, Inc.(b)(c)	421,842	19,809,700

Neurocrine Biosciences, Inc.(b)	275,191	31,679,988

		103,997,558

Building Products–1.73%
Advanced Drainage Systems, Inc.	328,800	38,101,344

Carlisle Cos., Inc.	244,437	58,371,556

		96,472,900

Communications Equipment–2.39%
Motorola Solutions, Inc.	535,249	133,657,028

Construction & Engineering–2.48%
Quanta Services, Inc.(c)	494,791	70,280,114

WillScot Mobile Mini Holdings Corp.(b)	1,604,220	68,227,476

		138,507,590

Construction Materials–0.64%
Vulcan Materials Co.	219,210	35,884,677

Data Processing & Outsourced Services–1.12%
ExlService Holdings, Inc.(b)(c)	345,653	62,856,998

Distributors–1.15%
Genuine Parts Co.	362,736	64,516,225

Electrical Components & Equipment–2.23%
AMETEK, Inc.	519,465	67,353,832

Hubbell, Inc.	241,382	57,323,397

		124,677,229

	Shares	Value

Environmental & Facilities Services–3.59%
Republic Services, Inc.	502,388	$66,626,696

Waste Connections, Inc.	1,016,611	134,101,157

		200,727,853

Fertilizers & Agricultural Chemicals–0.61%
FMC Corp.	288,266	34,274,827

Financial Exchanges & Data–2.92%
FactSet Research Systems, Inc.	129,050	54,909,485

MSCI, Inc.	120,050	56,286,643

Nasdaq, Inc.	832,839	51,835,899

		163,032,027

Food Distributors–0.61%
Sysco Corp.	390,692	33,818,299

General Merchandise Stores–1.23%
Dollar General Corp.	270,601	69,016,785

Health Care Distributors–2.54%
AmerisourceBergen Corp.	724,708	113,938,592

McKesson Corp.	72,486	28,223,874

		142,162,466

Health Care Equipment–3.10%
DexCom, Inc.(b)	166,486	20,108,179

IDEXX Laboratories, Inc.(b)(c)	77,876	28,010,440

Insulet Corp.(b)(c)	272,511	70,528,572

ResMed, Inc.	128,657	28,779,284

Shockwave Medical, Inc.(b)	88,632	25,982,471

		173,408,946

Health Care Technology–0.21%
Doximity, Inc., Class A(b)(c)	435,725	11,533,641

Hotels, Resorts & Cruise Lines–1.70%
Hilton Worldwide Holdings, Inc.	704,050	95,229,803

Hypermarkets & Super Centers–1.08%
BJ’s Wholesale Club Holdings, Inc.(b)	779,925	60,366,195

Industrial Machinery–0.77%
Chart Industries, Inc.(b)(c)	193,066	43,030,550

Insurance Brokers–2.24%
Arthur J. Gallagher & Co.	667,772	124,926,786

Interactive Media & Services–0.27%
Pinterest, Inc., Class A(b)(c)	609,096	14,983,762

Investment Banking & Brokerage–2.34%
LPL Financial Holdings, Inc.(c)	510,949	130,624,112

IT Consulting & Other Services–4.47%
Amdocs Ltd.	867,076	74,837,329

Gartner, Inc.(b)	403,913	121,949,413

Globant S.A.(b)(c)	281,878	53,184,741

		249,971,483

Life Sciences Tools & Services–3.66%
Mettler-Toledo International, Inc.(b)(c)	59,017	74,652,374

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Discovery Mid Cap Growth Fund

	Shares	Value

Life Sciences Tools & Services–(continued)
Repligen Corp.(b)(c)	572,107	$104,403,806

West Pharmaceutical Services, Inc.	110,569	25,441,927

		204,498,107

Managed Health Care–3.84%
Humana, Inc.	167,705	93,592,806

Molina Healthcare, Inc.(b)	336,437	120,733,782

		214,326,588

Movies & Entertainment–1.47%
Liberty Media Corp.-Liberty Formula One, Class C(b)(c)	688,987	39,775,219

Live Nation Entertainment, Inc.(b)	529,442	42,148,878

		81,924,097

Office REITs–0.53%
Alexandria Real Estate Equities, Inc.	204,634	29,733,320

Oil & Gas Exploration & Production–1.28%
Antero Resources Corp.(b)	761,176	27,904,712

Pioneer Natural Resources Co.	169,301	43,410,470

		71,315,182

Oil & Gas Storage & Transportation–3.17%
Cheniere Energy, Inc.	835,970	147,473,468

Targa Resources Corp.	437,380	29,903,670

		177,377,138

Packaged Foods & Meats–1.34%
Hershey Co. (The)	314,054	74,986,674

Paper Packaging–1.21%
Avery Dennison Corp.	399,588	67,750,145

Pharmaceuticals–1.41%
Royalty Pharma PLC, Class A(c)	1,857,460	78,607,707

Property & Casualty Insurance–1.01%
W.R. Berkley Corp.	761,257	56,622,296

Regional Banks–0.74%
East West Bancorp, Inc.	577,749	41,349,496

Research & Consulting Services–2.57%
Booz Allen Hamilton Holding Corp.(c)	518,997	56,492,824

CoStar Group, Inc.(b)	1,051,449	86,975,861

		143,468,685

Restaurants–1.47%
Chipotle Mexican Grill, Inc.(b)(c)	55,005	82,415,642

Semiconductor Equipment–1.25%
Enphase Energy, Inc.(b)	226,872	69,649,704

Semiconductors–2.61%
First Solar, Inc.(b)	219,892	32,009,678

Lattice Semiconductor Corp.(b)(c)	851,628	41,312,474

Investment Abbreviations:

REIT – Real Estate Investment Trust

	Shares	Value

Semiconductors–(continued)
Monolithic Power Systems, Inc.	212,970	$72,292,667

		145,614,819

Soft Drinks–0.76%
Monster Beverage Corp.(b)	453,694	42,520,202

Specialized REITs–1.72%
Extra Space Storage, Inc.	178,327	31,642,343

SBA Communications Corp., Class A	238,228	64,297,737

		95,940,080

Specialty Chemicals–0.66%
Albemarle Corp.	132,812	37,170,094

Specialty Stores–3.02%
Tractor Supply Co.(c)	347,892	76,456,225

Ulta Beauty, Inc.(b)	220,399	92,428,728

		168,884,953

Systems Software–2.96%
Crowdstrike Holdings, Inc., Class A(b)	415,340	66,952,808

Palo Alto Networks, Inc.(b)	572,762	98,280,232

		165,233,040

Trucking–1.32%
Old Dominion Freight Line, Inc.(c)	269,336	73,959,666

Total Common Stocks & Other Equity Interests (Cost $4,923,067,296)		5,447,433,493

Money Market Funds–4.38%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(d)(e)	79,857,341	79,857,341

Invesco Liquid Assets Portfolio, Institutional Class, 3.03%(d)(e)	73,979,913	73,994,709

Invesco Treasury Portfolio, Institutional Class, 3.08%(d)(e)	91,265,533	91,265,533

Total Money Market Funds (Cost $245,094,900)		245,117,583

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-101.86% (Cost $5,168,162,196)		5,692,551,076

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–5.15%
Invesco Private Government Fund, 3.18%(d)(e)(f)	80,573,512	80,573,512

Invesco Private Prime Fund, 3.28%(d)(e)(f)	207,131,108	207,131,108

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $287,705,111)		287,704,620

TOTAL INVESTMENTS IN SECURITIES–107.01% (Cost $5,455,867,307)		5,980,255,696

OTHER ASSETS LESS LIABILITIES–(7.01)%		(391,864,689)

NET ASSETS–100.00%		$5,588,391,007

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Discovery Mid Cap Growth Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 39,308,439	$ 875,877,986	$ (835,329,084)	$ -	$ -	$ 79,857,341	$ 658,965
Invesco Liquid Assets Portfolio, Institutional Class	45,034,577	625,627,133	(596,663,631)	22,989	(26,359)	73,994,709	637,068
Invesco Treasury Portfolio, Institutional Class	44,923,931	1,001,003,413	(954,661,811)	-	-	91,265,533	718,427
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	127,163,287	1,025,918,148	(1,072,507,923)	-	-	80,573,512	931,188	*
Invesco Private Prime Fund	296,714,340	2,053,389,874	(2,142,896,413)	(494)	(76,199)	207,131,108	2,597,682	*
Total	$553,144,574	$5,581,816,554	$(5,602,058,862)	$22,495	$(102,558)	$532,822,203	$5,543,330

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Discovery Mid Cap Growth Fund

Statement of Assets and Liabilities

October 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $ 4,923,067,296)*	$5,447,433,493

Investments in affiliated money market funds, at value (Cost $ 532,800,011)	532,822,203

Cash	200,000

Receivable for:
Investments sold	115,601,001

Fund shares sold	3,346,154

Dividends	1,004,550

Investment for trustee deferred compensation and retirement plans	442,092

Other assets	139,614

Total assets	6,100,989,107

Liabilities:
Payable for:
Investments purchased	216,231,324

Fund shares reacquired	4,395,649

Collateral upon return of securities loaned	287,705,111

Accrued fees to affiliates	2,672,011

Accrued trustees’ and officers’ fees and benefits	8,080

Accrued other operating expenses	1,091,948

Trustee deferred compensation and retirement plans	493,977

Total liabilities	512,598,100

Net assets applicable to shares outstanding	$5,588,391,007

Net assets consist of:
Shares of beneficial interest	$5,320,859,212

Distributable earnings	267,531,795

$5,588,391,007

Net Assets:
Class A	$3,398,898,542

Class C	$115,661,925

Class R	$124,369,662

Class Y	$668,812,166

Class R5	$106,859,797

Class R6	$1,173,788,915

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	158,077,643

Class C	7,503,339

Class R	6,460,067

Class Y	26,252,240

Class R5	4,902,359

Class R6	44,966,206

Class A:
Net asset value per share	$21.50

Maximum offering price per share
(Net asset value of $21.50 ÷ 94.50%)	$22.75

Class C:
Net asset value and offering price per share	$15.41

Class R:
Net asset value and offering price per share	$19.25

Class Y:
Net asset value and offering price per share	$25.48

Class R5:
Net asset value and offering price per share	$21.80

Class R6:
Net asset value and offering price per share	$26.10

*	At October 31, 2022, securities with an aggregate value of $283,081,274 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Discovery Mid Cap Growth Fund

Statement of Operations

For the year ended October 31, 2022

Investment income:
Dividends (net of foreign withholding taxes of $207,208)	$36,387,126

Dividends from affiliated money market funds (includes net securities lending income of $310,484)	2,324,944

Total investment income	38,712,070

Expenses:
Advisory fees	39,217,027

Administrative services fees	911,898

Custodian fees	87,331

Distribution fees:
Class A	9,871,415

Class C	1,451,672

Class R	706,932

Transfer agent fees – A, C, R and Y	7,670,614

Transfer agent fees – R5	110,702

Transfer agent fees – R6	404,738

Trustees’ and officers’ fees and benefits	72,385

Registration and filing fees	288,108

Reports to shareholders	302,895

Professional services fees	105,146

Other	70,183

Total expenses	61,271,046

Less: Fees waived and/or expense offset arrangement(s)	(180,020)

Net expenses	61,091,026

Net investment income (loss)	(22,378,956)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(233,146,203)

Affiliated investment securities	(102,558)

Foreign currencies	8,837

(233,239,924)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(2,289,794,894)

Affiliated investment securities	22,495

(2,289,772,399)

Net realized and unrealized gain (loss)	(2,523,012,323)

Net increase (decrease) in net assets resulting from operations	$(2,545,391,279)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Discovery Mid Cap Growth Fund

Statement of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	2022	2021

Operations:
Net investment income (loss)	$(22,378,956)	$(49,254,192)

Net realized gain (loss)	(233,239,924)	1,314,390,157

Change in net unrealized appreciation (depreciation)	(2,289,772,399)	1,283,576,994

Net increase (decrease) in net assets resulting from operations	(2,545,391,279)	2,548,712,959

Distributions to shareholders from distributable earnings:
Class A	(812,766,598)	(153,166,655)

Class C	(41,238,028)	(9,752,172)

Class R	(30,829,170)	(5,423,628)

Class Y	(130,957,329)	(19,511,808)

Class R5	(23,402,647)	(4,362,913)

Class R6	(207,455,097)	(32,063,012)

Total distributions from distributable earnings	(1,246,648,869)	(224,280,188)

Share transactions–net:
Class A	514,718,145	(8,259,876)

Class C	11,920,207	(47,381,579)

Class R	29,406,569	11,738,676

Class Y	127,483,890	181,629,615

Class R5	22,515,201	999,051

Class R6	311,123,821	248,383,514

Net increase in net assets resulting from share transactions	1,017,167,833	387,109,401

Net increase (decrease) in net assets	(2,774,872,315)	2,711,542,172

Net assets:
Beginning of year	8,363,263,322	5,651,721,150

End of year	$5,588,391,007	$8,363,263,322

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Discovery Mid Cap Growth Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Year ended 10/31/22	$37.13	$(0.11)	$ (9.79)	$ (9.90)	$(5.73)	$21.50	(30.69)%		$3,398,899	1.04%		1.04%		(0.44)%		94%
Year ended 10/31/21	26.65	(0.25)	11.81	11.56	(1.08)	37.13	44.48		5,288,400	1.03		1.03		(0.76)		92
Year ended 10/31/20	22.17	(0.13)	5.60	5.47	(0.99)	26.65	25.60	(e)	3,787,636	1.05	(e)	1.05	(e)	(0.54	)(e)	131
Year ended 10/31/19	20.28	(0.08)	3.75	3.67	(1.78)	22.17	20.43		748,190	1.11		1.11		(0.37)		84
Year ended 10/31/18	21.45	(0.12)	0.81	0.69	(1.86)	20.28	3.52		604,414	1.11		1.11		(0.55)		108
Class C
Year ended 10/31/22	28.52	(0.21)	(7.17)	(7.38)	(5.73)	15.41	(31.22	)(e)	115,662	1.78	(e)	1.78	(e)	(1.18	)(e)	94
Year ended 10/31/21	20.83	(0.36)	9.13	8.77	(1.08)	28.52	43.47	(e)	206,799	1.73	(e)	1.73	(e)	(1.46	)(e)	92
Year ended 10/31/20	17.65	(0.24)	4.41	4.17	(0.99)	20.83	24.74		190,420	1.82		1.82		(1.31)		131
Year ended 10/31/19	16.65	(0.18)	2.96	2.78	(1.78)	17.65	19.43		138,705	1.87		1.87		(1.12)		84
Year ended 10/31/18	18.06	(0.23)	0.68	0.45	(1.86)	16.65	2.79		153,263	1.86		1.86		(1.30)		108
Class R
Year ended 10/31/22	33.95	(0.15)	(8.82)	(8.97)	(5.73)	19.25	(30.85)		124,370	1.29		1.29		(0.69)		94
Year ended 10/31/21	24.51	(0.30)	10.82	10.52	(1.08)	33.95	44.11		181,872	1.28		1.28		(1.01)		92
Year ended 10/31/20	20.51	(0.18)	5.17	4.99	(0.99)	24.51	25.31		121,009	1.32		1.32		(0.81)		131
Year ended 10/31/19	18.95	(0.12)	3.46	3.34	(1.78)	20.51	20.09		75,342	1.37		1.37		(0.62)		84
Year ended 10/31/18	20.21	(0.16)	0.76	0.60	(1.86)	18.95	3.27		63,189	1.36		1.36		(0.80)		108
Class Y
Year ended 10/31/22	42.77	(0.05)	(11.51)	(11.56)	(5.73)	25.48	(30.50)		668,812	0.79		0.79		(0.19)		94
Year ended 10/31/21	30.48	(0.19)	13.56	13.37	(1.08)	42.77	44.84		971,407	0.78		0.78		(0.51)		92
Year ended 10/31/20	25.15	(0.08)	6.40	6.32	(0.99)	30.48	25.95		538,205	0.82		0.82		(0.31)		131
Year ended 10/31/19	22.71	(0.03)	4.25	4.22	(1.78)	25.15	20.68		253,901	0.87		0.87		(0.13)		84
Year ended 10/31/18	23.74	(0.07)	0.90	0.83	(1.86)	22.71	3.79		243,035	0.87		0.87		(0.31)		108
Class R5
Year ended 10/31/22	37.45	(0.03)	(9.89)	(9.92)	(5.73)	21.80	(30.45)		106,860	0.73		0.73		(0.13)		94
Year ended 10/31/21	26.80	(0.15)	11.88	11.73	(1.08)	37.45	44.88		155,263	0.72		0.72		(0.45)		92
Year ended 10/31/20	22.20	(0.05)	5.64	5.59	(0.99)	26.80	26.12		110,206	0.71		0.71		(0.20)		131
Period ended 10/31/19(f)	20.60	0.00	1.60	1.60	-	22.20	7.77		11	0.75	(g)	0.75	(g)	(0.01	)(g)	84
Class R6
Year ended 10/31/22	43.62	(0.02)	(11.77)	(11.79)	(5.73)	26.10	(30.43)		1,173,789	0.67		0.67		(0.07)		94
Year ended 10/31/21	31.03	(0.14)	13.81	13.67	(1.08)	43.62	45.02		1,559,522	0.65		0.65		(0.38)		92
Year ended 10/31/20	25.55	(0.04)	6.51	6.47	(0.99)	31.03	26.14		904,245	0.65		0.65		(0.14)		131
Year ended 10/31/19	23.00	0.01	4.32	4.33	(1.78)	25.55	20.92		345,282	0.69		0.69		0.05		84
Year ended 10/31/18	23.98	(0.03)	0.91	0.88	(1.86)	23.00	3.97		199,881	0.70		0.70		(0.14)		108

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the years ended October 31, 2019 and 2018, respectively.
(d)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $2,263,197,717 in connection with the acquisition of Invesco Mid Cap Growth Fund into the Fund.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.99% and 0.95% for Class C for the years ended October 31, 2022 and October 31, 2021 and 0.23% for Class A the year ended October 31, 2020.

(f)	Commencement date after the close of business on May 24, 2019.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Discovery Mid Cap Growth Fund

Notes to Financial Statements

October 31, 2022

NOTE 1–Significant Accounting Policies

Invesco Discovery Mid Cap Growth Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

15	Invesco Discovery Mid Cap Growth Fund

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2022, the Fund paid the Adviser $14,351 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliated money market funds on the Statement of Operations.

J.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers.

16	Invesco Discovery Mid Cap Growth Fund

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*
First $ 500 million	0.680%
Next $500 million	0.650%
Next $4 billion	0.620%
Over $5 billion	0.600%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2022, the effective advisory fee rate incurred by the Fund was 0.61%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2022, the Adviser waived advisory fees of $159,185.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services.

17	Invesco Discovery Mid Cap Growth Fund

IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc.(“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares, up to 1.00% of the average daily net assets of Class C shares, and up to 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2022, IDI advised the Fund that IDI retained $594,371 in front-end sales commissions from the sale of Class A shares and $11,430 and $3,960 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended October 31, 2022, the Fund incurred $5,217 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$5,447,433,493	$–	$ –	$5,447,433,493

Money Market Funds	245,117,583	287,704,620	–	532,822,203

Total Investments	$5,692,551,076	$287,704,620	$ –	$5,980,255,696

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $20,835.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

18	Invesco Discovery Mid Cap Growth Fund

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021

Ordinary income*	$162,051,056	$–

Long-term capital gain	1,084,597,813	224,280,188

Total distributions	$1,246,648,869	$224,280,188

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Net unrealized appreciation – investments	$488,377,527

Temporary book/tax differences	(377,886)

Late-Year ordinary loss deferral	(14,616,180)

Capital loss carryforward	(205,851,666)

Shares of beneficial interest	5,320,859,212

Total net assets	$5,588,391,007

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$205,851,666	$–	$205,851,666

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2022 was $5,939,061,031 and $6,235,937,784, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 714,830,191

Aggregate unrealized (depreciation) of investments	(226,452,664)

Net unrealized appreciation of investments	$488,377,527

Cost of investments for tax purposes is $5,491,878,169.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses and distributions, on October 31, 2022, undistributed net investment income (loss) was increased by $4,095,622, undistributed net realized gain (loss) was increased by $584,836 and shares of beneficial interest was decreased by $4,680,458. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	11,816,206	$295,474,702	13,472,916	$431,707,965

Class C	1,051,819	19,432,387	1,370,442	33,869,961

Class R	1,284,557	28,768,746	1,312,889	38,649,773

Class Y	10,913,002	320,936,382	9,206,296	338,674,872

Class R5	719,838	18,284,370	606,551	20,213,465

Class R6	17,960,601	529,642,874	13,830,173	529,918,948

19	Invesco Discovery Mid Cap Growth Fund

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	26,589,469	$773,221,924	5,005,084	$145,998,307

Class C	1,909,121	40,053,351	420,162	9,474,657

Class R	1,179,551	30,774,475	202,315	5,407,874

Class Y	3,254,966	111,905,740	506,612	16,981,632

Class R5	795,893	23,399,246	148,658	4,361,612

Class R6	5,834,791	205,326,299	930,643	31,781,458

Automatic conversion of Class C shares to Class A shares:
Class A	679,402	16,377,029	1,506,533	47,789,753

Class C	(940,844)	(16,377,029)	(1,951,219)	(47,789,753)

Reacquired:
Class A	(23,451,842)	(570,355,510)	(19,661,369)	(633,755,901)

Class C	(1,768,643)	(31,188,502)	(1,728,578)	(42,936,444)

Class R	(1,360,714)	(30,136,652)	(1,094,876)	(32,318,971)

Class Y	(10,629,873)	(305,358,232)	(4,656,085)	(174,026,889)

Class R5	(759,081)	(19,168,415)	(722,088)	(23,576,026)

Class R6	(14,579,687)	(423,845,352)	(8,151,870)	(313,316,892)

Net increase in share activity	30,498,532	$1,017,167,833	10,553,189	$387,109,401

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 23% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20	Invesco Discovery Mid Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Discovery Mid Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Discovery Mid Cap Growth Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the four years in the period ended October 31, 2022 for Class A, Class C, Class R, Class Y and Class R6.

For each of the three years in the period ended October 31, 2022 and the period May 24, 2019 (commencement of operations) through October 31, 2019 for Class R5.

The financial statements of Oppenheimer Discovery Mid Cap Growth Fund (subsequently renamed Invesco Discovery Mid Cap Growth Fund) as of and for the year ended October 31, 2018 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 21, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21	Invesco Discovery Mid Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$956.40	$5.28	$1,019.81	$5.45	1.07%
Class C	1,000.00	953.00	8.91	1,016.08	9.20	1.81
Class R	1,000.00	954.90	6.50	1,018.55	6.72	1.32
Class Y	1,000.00	957.50	4.05	1,021.07	4.18	0.82
Class R5	1,000.00	958.20	3.55	1,021.58	3.67	0.72
Class R6	1,000.00	958.20	3.31	1,021.83	3.41	0.67

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2022 through October 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22	Invesco Discovery Mid Cap Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Discovery Mid Cap Growth Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to detailed follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the Russell Midcap® Growth Index (Index). The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one and three year periods and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its

23	Invesco Discovery Mid Cap Growth Fund

subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board considered information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

24	Invesco Discovery Mid Cap Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$1,084,597,813
Qualified Dividend Income*	11.36%
Corporate Dividends Received Deduction*	10.51%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$162,051,056

25	Invesco Discovery Mid Cap Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			189	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	189	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Discovery Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Discovery Mid Cap Growth Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	O-DMCG-AR-1

Annual Report to Shareholders	October 31, 2022

Invesco EQV Emerging Markets All Cap Fund

Nasdaq:

A: GTDDX ∎ C: GTDCX ∎ Y: GTDYX ∎ R5: GTDIX ∎ R6: GTDFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

10	Financial Statements

13	Financial Highlights

14	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Fund Expenses

22	Approval of Investment Advisory and Sub-Advisory Contracts

24	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2022, Class A shares of Invesco EQV Emerging Markets All Cap Fund (the Fund), at net asset value (NAV), outperformed the MSCI Emerging Markets Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/21 to 10/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-30.89%
Class C Shares	-31.40
Class Y Shares	-30.71
Class R5 Shares	-30.68
Class R6 Shares	-30.60
MSCI Emerging Markets Index▼ (Broad Market/Style-Specific Index)	-31.03
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

At the beginning of the fiscal year ended October 31, 2022, developed global equity markets were mostly positive, despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified at the end of 2021, resulting in broadly higher costs for companies and consumers. Emerging market equities declined due in part to COVID-19 concerns and China’s ongoing regulatory tightening in the private education and technology sectors and slowing economic growth.

    Global equity markets declined in the first half of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains, and increasing shortages of oil, gas and raw materials, with the price of oil rising sharply.

    Inflation headwinds continued into the third quarter of 2022. The US Federal Reserve (the Fed), the European Central Bank and the Bank of England all raised interest rates. In contrast, the People’s Bank of China lowered its policy rate and the Bank of Japan kept rates the same. Emerging market equities, hampered by the strong US dollar, underperformed developed market equities.

    During October 2022, developed market equities rebounded and were in positive territory. Developed market equities outperformed emerging market equities, which declined primarily driven by weakness in China as Chinese markets reacted to the reappointment of President Xi and his authority, with no signs of the country’s zero-COVID-19 policy being relaxed. Despite the rebound in October for developed market equities, at the end of the fiscal year, trailing one-year returns for developed market equities and emerging market equities were both in negative territory.

    Regardless of the macroeconomic environment, we remain focused on our bottom-up investment approach of identifying attractive companies that fit our earnings, quality and valuation (EQV) process.

    The Fund outperformed its broad market/style-specific benchmark, the MSCI Emerging Markets Index, for the fiscal year. On the positive side, strong stock selection in the consumer discretionary sector was the largest contributor to the Fund’s relative performance. Within the sector, Brazil-based Arcos Dorados, the owner of the McDonald’s (not a Fund holding) franchise in Latin America and the Caribbean, was a key contributor to both absolute and relative results. The Fund’s holdings in the real estate sector outperformed those of the benchmark sector, adding to relative return. Brazil-based shopping centers company Multiplan Empreendimentos Imobiliarios and United Arab Emirates-based real estate developer Emaar Properties had strong positive returns during the fiscal year, contributing favorably to the Fund’s relative performance as well. Security selection and an overweight in the industrials sector also contributed to the Fund’s relative return. Mexico-based airport operator Grupo Aero-portuario del Centro Norte was a notable contributor within the industrials sector. On a geographic basis, stock selection in Mexico, Brazil and China contributed to the Fund’s relative performance. Overweights in Mexico and Brazil and an underweight in China were beneficial as well.

    Conversely, security selection and an underweight in the financials sector was the largest detractor from relative Fund performance. Within the sector, SberBank of Russia was the most notable detractor. Due to market closures, lack of trading partners, low liquidity, settlement concerns and future uncertainty, Invesco has been employing fair value pricing for Russian equities held in its funds and the valuation of this security was marked to zero on March 2, 2022. This impact was factored into the Fund’s NAV. Fund holdings in the communication services sector underperformed those of the benchmark sector, detracting from relative return. Russia-based internet company Yandex was a key detractor within communication services during the fiscal year. Similar to SberBank, the valuation of Yandex was marked to zero in March. Stock selection and an underweight in the energy sector also detracted from the Fund’s relative results. Not owning select benchmark index names, including Petroleo Brasileiro, negatively affected the Fund’s relative results. Geographically, security selection and an overweight in Russia detracted from relative Fund performance. Due to Russia’s invasion of Ukraine during the fiscal year, all Russian stocks were negatively impacted. An underweight in India and no exposure to Saudi Arabia also had a negative impact on the Fund’s relative performance.

    During the fiscal year, we continued to look for opportunities to improve the growth potential and quality of the Fund’s portfolio by adding companies based on our EQV characteristics for each company. We added several new holdings, including Taiwan-based information technology (IT) company MediaTek, a fabless semiconductor company, China-based consumer staples company Chongqing Fuling Zhacai and China-based industrials company AirTAC International, a manufacturer and supplier of pneumatic control equipment. We sold several holdings, including China-based consumer discretionary company Alibaba Group Holding, IT company Sunny Optical Technology and consumer staples company China Feihe.

    As always, we remain focused on a bottom-up investment approach of identifying attractive companies that fit our EQV-focused investment process. We continue to look for high-quality growth companies that exhibit the following characteristics: strong organic revenue growth; high returns on capital; pricing power; strong balance sheets; cash generation; effective capital allocation and reasonable valuations. In addition, we continue to favor companies that are resilient in weak economic environments. Our balanced EQV-focused approach aligns with our goal of delivering attractive risk-adjusted returns over the long term.

    We thank you for your continued investment in Invesco EQV Emerging Markets All Cap Fund.

Portfolio manager(s):

Brent Bates

Steve Cao - Lead

Borge Endresen - Lead

Mark Jason

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views

2	Invesco EQV Emerging Markets All Cap Fund

and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco EQV Emerging Markets All Cap Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/12

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco EQV Emerging Markets All Cap Fund

Average Annual Total Returns
As of 10/31/22, including maximum applicable sales charges

Class A Shares
Inception (1/11/94)	4.00%
10 Years	-0.23
5 Years	-3.99
1 Year	-34.68

Class C Shares
Inception (3/1/99)	7.14%
10 Years	-0.26
5 Years	-3.62
1 Year	-32.06

Class Y Shares
Inception (10/3/08)	4.55%
10 Years	0.59
5 Years	-2.66
1 Year	-30.71

Class R5 Shares
Inception (10/25/05)	5.62%
10 Years	0.69
5 Years	-2.58
1 Year	-30.68

Class R6 Shares
Inception (9/24/12)	0.77%
10 Years	0.75
5 Years	-2.51
1 Year	-30.60

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco EQV Emerging Markets All Cap Fund

Supplemental Information

Invesco Emerging Markets All Cap Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for nonresident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco EQV Emerging Markets All Cap Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Consumer Discretionary	18.91%

Financials	17.82

Consumer Staples	17.53

Information Technology	12.01

Industrials	9.03

Health Care	7.50

Real Estate	7.15

Communication Services	5.23

Money Market Funds Plus Other Assets Less Liabilities	4.82

Top 10 Equity Holdings*

		% of total net assets

1.	Yum China Holdings, Inc.	5.20%

2.	Arcos Dorados Holdings, Inc., Class A	4.67

3.	HDFC Bank Ltd., ADR	4.34

4.	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	3.98

5.	Multiplan Empreendimentos Imobiliarios S.A.	3.66

6.	Gedeon Richter PLC	3.52

7.	Taiwan Semiconductor Manufacturing Co. Ltd.	3.33

8.	Samsung Electronics Co. Ltd.	3.15

9.	BDO Unibank, Inc.	3.08

10.	JD.com, Inc., ADR	3.00

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2022.

7	Invesco EQV Emerging Markets All Cap Fund

Schedule of Investments

October 31, 2022

	Shares	Value

Common Stocks & Other Equity Interests–95.18%
Brazil–15.66%
Ambev S.A., ADR	7,405,469	$22,512,626

Arcos Dorados Holdings, Inc., Class A(a)	9,723,960	73,318,658

B3 S.A. - Brasil, Bolsa, Balcao	6,129,960	17,848,146

Multiplan Empreendimentos Imobiliarios S.A.	11,259,329	57,457,344

Raia Drogasil S.A.	5,920,900	30,157,561

Rede D’Or Sao Luiz S.A.(b)	3,274,900	20,395,612

TOTVS S.A.	3,772,700	24,218,901

		245,908,848

China–23.25%
Airtac International Group	936,000	21,499,107

China Mengniu Dairy Co. Ltd.	8,812,000	28,244,797

China Resources Beer Holdings Co. Ltd.	5,904,000	27,836,720

Chongqing Fuling Zhacai Group Co. Ltd., A Shares	5,703,059	17,596,054

Fuyao Glass Industry Group Co. Ltd., H Shares(b)	6,369,200	22,801,282

JD.com, Inc., ADR(c)	1,262,867	47,092,310

Prosus N.V.	222,367	9,677,972

Tencent Holdings Ltd.	954,300	25,040,606

Tongcheng Travel Holdings Ltd.(b)(d)	28,577,600	44,347,172

Wuliangye Yibin Co. Ltd., A Shares	2,140,260	39,181,938

Yum China Holdings, Inc.(c)	1,975,192	81,674,189

		364,992,147

Egypt–1.53%
Eastern Co. S.A.E.	14,250,488	7,008,823

Egyptian Financial Group-Hermes Holding Co.(d)	30,747,602	17,043,138

		24,051,961

France–2.17%
Bollore SE	6,808,819	34,051,443

Hungary–3.52%
Gedeon Richter PLC	2,790,740	55,184,097

India–5.90%
Emami Ltd.	4,289,538	24,552,150

HDFC Bank Ltd., ADR	1,092,650	68,083,021

		92,635,171

Indonesia–6.83%
PT Bank Central Asia Tbk	74,917,000	42,214,811

PT Kalbe Farma Tbk	319,828,200	42,048,683

PT Telkom Indonesia (Persero) Tbk	81,558,500	23,001,263

		107,264,757

Macau–0.50%
Galaxy Entertainment Group Ltd.	1,726,000	7,864,780

Mexico–13.55%
Bolsa Mexicana de Valores S.A.B. de C.V.	20,133,720	36,664,040

GMexico Transportes S.A.B. de C.V.	18,885,130	35,133,795

Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	7,831,898	62,392,711

	Shares	Value

Mexico–(continued)
Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B	898,238	$13,913,554

Kimberly-Clark de Mexico S.A.B. de C.V., Class A(c)	21,447,492	33,838,823

Wal-Mart de Mexico S.A.B. de C.V., Series V	7,952,134	30,716,036

		212,658,959

Nigeria–1.29%
Zenith Bank PLC	447,469,084	20,304,792

Philippines–5.38%
BDO Unibank, Inc.	21,884,310	48,368,951

SM Investments Corp.	613,590	8,729,532

SM Prime Holdings, Inc.	50,105,400	27,382,559

		84,481,042

Russia–0.00%
Detsky Mir PJSC(e)	6,640,610	7

Moscow Exchange MICEX-RTS PJSC(d)(e)	11,806,000	12

Ozon Holdings PLC, ADR(d)(e)	783,546	1

Sberbank of Russia PJSC(d)(e)	11,900,044	12

Sberbank of Russia PJSC, Preference Shares(d)(e)	15,636,015	15

Yandex N.V., Class A(d)(e)	1,617,426	1

		48

South Africa–0.65%
Naspers Ltd., Class N	98,890	10,239,751

South Korea–4.31%
Douzone Bizon Co. Ltd.	335,094	7,151,939

LEENO Industrial, Inc.	116,138	11,116,635

Samsung Electronics Co. Ltd.	1,188,962	49,441,205

		67,709,779

Taiwan–6.16%
ASPEED Technology, Inc.	155,000	8,013,766

MediaTek, Inc.	1,187,000	21,626,325

Taiwan Semiconductor Manufacturing Co. Ltd.	4,348,000	52,324,270

Visual Photonics Epitaxy Co. Ltd.	8,216,000	14,672,389

		96,636,750

Turkey–1.87%
Haci Omer Sabanci Holding A.S.	16,256,131	29,294,665

United Arab Emirates–1.75%
Emaar Properties PJSC	16,658,100	27,505,720

Vietnam–0.86%
Vietnam Dairy Products JSC	4,290,448	13,536,670

Total Common Stocks & Other Equity Interests (Cost $1,577,685,662)		1,494,321,380

Money Market Funds–4.05%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(a)(f)	24,452,871	24,452,871

Invesco Liquid Assets Portfolio, Institutional Class, 3.03%(a)(f)	11,274,693	11,276,948

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco EQV Emerging Markets All Cap Fund

	Shares	Value

Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 3.08%(a)(f)	27,946,138	$27,946,138

Total Money Market Funds (Cost $63,672,571)		63,675,957

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)–99.23% (Cost $1,641,358,233)		1,557,997,337

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.27%
Invesco Private Government Fund, 3.18%(a)(f)(g)	14,372,862	14,372,862

	Shares	Value

Money Market Funds–(continued)
Invesco Private Prime Fund, 3.28%(a)(f)(g)	36,948,524	$36,948,524

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $51,318,188)		51,321,386

TOTAL INVESTMENTS IN SECURITIES–102.50% (Cost $1,692,676,421)		1,609,318,723

OTHER ASSETS LESS LIABILITIES–(2.50)%		(39,252,113)

NET ASSETS–100.00%		$1,570,066,610

Investment Abbreviations:

ADR – American Depositary Receipt

Notes to Schedule of Investments:

(a)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or is an “affiliated person” under the Investment Company Act of 1940, as amended (the “1940 Act”), which defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. For the Investments in Other Affiliates below, the Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$51,451,993	$154,140,232	$(181,139,354)	$-	$-	$24,452,871	$288,581
Invesco Liquid Assets Portfolio, Institutional Class	30,570,539	110,100,165	(129,385,252)	1,032	(9,536)	11,276,948	147,126
Invesco Treasury Portfolio, Institutional Class	58,802,278	176,160,264	(207,016,404)	-	-	27,946,138	306,619
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	312,596	111,126,543	(97,066,277)	-	-	14,372,862	57,903*
Invesco Private Prime Fund	729,392	261,332,962	(225,125,854)	3,198	8,826	36,948,524	159,519*
Investments in Other Affiliates:
Arcos Dorados Holdings, Inc., Class A	52,893,628	-	(10,929,198)	34,274,952	(2,920,724)	73,318,658	1,247,976
Total	$194,760,426	$812,860,166	$(850,662,339)	$34,279,182	$(2,921,434)	$188,316,001	$2,207,724

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $87,544,066, which represented 5.58% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2022.
(d)	Non-income producing security.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco EQV Emerging Markets All Cap Fund

Statement of Assets and Liabilities

October 31, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $1,520,548,364)*	$1,421,002,722

Investments in affiliates, at value (Cost $172,128,057)	188,316,001

Foreign currencies, at value (Cost $3,965,464)	3,771,322

Receivable for:
Investments sold	9,803,584

Fund shares sold	891,086

Dividends	1,388,001

Investment for trustee deferred compensation and retirement plans	250,090

Other assets	79,241

Total assets	1,625,502,047

Liabilities:

Payable for:
Fund shares reacquired	2,463,558

Collateral upon return of securities loaned	51,318,188

Accrued fees to affiliates	716,053

Accrued trustees’ and officers’ fees and benefits	2,560

Accrued other operating expenses	655,009

Trustee deferred compensation and retirement plans	280,069

Total liabilities	55,435,437

Net assets applicable to shares outstanding	$1,570,066,610

Net assets consist of:

Shares of beneficial interest	$1,660,818,022

Distributable earnings (loss)	(90,751,412)

$1,570,066,610

Net Assets:

Class A	$388,330,340

Class C	$7,695,646

Class Y	$591,206,164

Class R5	$135,693,087

Class R6	$447,141,373

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	13,991,721

Class C	284,875

Class Y	21,277,961

Class R5	4,897,868

Class R6	16,143,546

Class A:
Net asset value per share	$27.75

Maximum offering price per share (Net asset value of $27.75 ÷ 94.50%)	$29.37

Class C:
Net asset value and offering price per share	$27.01

Class Y:
Net asset value and offering price per share	$27.78

Class R5:
Net asset value and offering price per share	$27.70

Class R6:
Net asset value and offering price per share	$27.70

*	At October 31, 2022, securities with an aggregate value of $49,415,297 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco EQV Emerging Markets All Cap Fund

Statement of Operations

For the year ended October 31, 2022

Investment income:
Dividends (net of foreign withholding taxes of $5,167,842)	$48,017,978

Dividends from affiliates (includes net securities lending income of $15,004)	2,005,306

Total investment income	50,023,284

Expenses:
Advisory fees	17,980,677

Administrative services fees	289,355

Custodian fees	935,033

Distribution fees:
Class A	1,181,479

Class C	111,612

Transfer agent fees – A, C and Y	2,095,525

Transfer agent fees – R5	172,317

Transfer agent fees – R6	192,235

Trustees’ and officers’ fees and benefits	36,477

Registration and filing fees	135,069

Reports to shareholders	245,812

Professional services fees	97,670

Other	13,693

Total expenses	23,486,954

Less: Fees waived and/or expense offset arrangement(s)	(94,004)

Net expenses	23,392,950

Net investment income	26,630,334

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(26,874,936)

Affiliated investment securities	(2,921,434)

Foreign currencies	(172,212)

(29,968,582)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $116,485)	(791,507,049)

Affiliated investment securities	34,279,182

Foreign currencies	(132,860)

(757,360,727)

Net realized and unrealized gain (loss)	(787,329,309)

Net increase (decrease) in net assets resulting from operations	$(760,698,975)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco EQV Emerging Markets All Cap Fund

Statement of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	2022	2021

Operations:

Net investment income	$26,630,334	$22,112,473

Net realized gain (loss)	(29,968,582)	97,241,994

Change in net unrealized appreciation (depreciation)	(757,360,727)	227,576,870

Net increase (decrease) in net assets resulting from operations	(760,698,975)	346,931,337

Distributions to shareholders from distributable earnings:

Class A	(23,821,085)	(30,719,071)

Class C	(557,095)	(797,143)

Class Y	(45,068,032)	(59,858,079)

Class R5	(9,177,465)	(11,073,849)

Class R6	(33,332,046)	(30,036,166)

Total distributions from distributable earnings	(111,955,723)	(132,484,308)

Share transactions–net:

Class A	(936,473)	(15,190,495)

Class C	(3,028,262)	(2,792,302)

Class Y	(132,804,152)	(53,469,564)

Class R5	(6,196,426)	15,141,754

Class R6	(40,373,264)	203,423,460

Net increase (decrease) in net assets resulting from share transactions	(183,338,577)	147,112,853

Net increase (decrease) in net assets	(1,055,993,275)	361,559,882

Net assets:

Beginning of year	2,626,059,885	2,264,500,003

End of year	$1,570,066,610	$2,626,059,885

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco EQV Emerging Markets All Cap Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/22	$41.94	$0.36	$(12.84)	$(12.48)	$(0.21)	$(1.50)	$(1.71)	$27.75	(30.89)%	$ 388,330	1.39%	1.39%	1.06%	17%
Year ended 10/31/21	38.27	0.26	5.58	5.84	(0.40)	(1.77)	(2.17)	41.94	15.22	591,114	1.31	1.31	0.61	19
Year ended 10/31/20	36.81	0.27	1.76	2.03	(0.57)	–	(0.57)	38.27	5.54	552,262	1.37	1.38	0.76	33
Year ended 10/31/19	30.54	0.55	6.18	6.73	(0.46)	–	(0.46)	36.81	22.39	583,346	1.37	1.38	1.62	7
Year ended 10/31/18	36.66	0.44	(6.29)	(5.85)	(0.27)	–	(0.27)	30.54	(16.09)	544,574	1.39	1.40	1.23	20
Class C
Year ended 10/31/22	40.94	0.11	(12.54)	(12.43)	–	(1.50)	(1.50)	27.01	(31.40)	7,696	2.14	2.14	0.31	17
Year ended 10/31/21	37.38	(0.06)	5.45	5.39	(0.06)	(1.77)	(1.83)	40.94	14.35	15,632	2.06	2.06	(0.14)	19
Year ended 10/31/20	35.83	0.00	1.71	1.71	(0.16)	–	(0.16)	37.38	4.78	16,812	2.12	2.13	0.01	33
Year ended 10/31/19	29.64	0.28	6.05	6.33	(0.14)	–	(0.14)	35.83	21.48	22,941	2.12	2.13	0.87	7
Year ended 10/31/18	35.59	0.17	(6.12)	(5.95)	(0.00)	–	(0.00)	29.64	(16.71)	55,823	2.14	2.15	0.48	20
Class Y
Year ended 10/31/22	42.00	0.44	(12.84)	(12.40)	(0.32)	(1.50)	(1.82)	27.78	(30.71)	591,206	1.14	1.14	1.31	17
Year ended 10/31/21	38.32	0.37	5.58	5.95	(0.50)	(1.77)	(2.27)	42.00	15.50	1,062,846	1.06	1.06	0.86	19
Year ended 10/31/20	36.85	0.36	1.78	2.14	(0.67)	–	(0.67)	38.32	5.82	1,015,412	1.12	1.13	1.01	33
Year ended 10/31/19	30.60	0.63	6.18	6.81	(0.56)	–	(0.56)	36.85	22.69	968,060	1.12	1.13	1.87	7
Year ended 10/31/18	36.74	0.53	(6.31)	(5.78)	(0.36)	–	(0.36)	30.60	(15.89)	986,550	1.14	1.15	1.48	20
Class R5
Year ended 10/31/22	41.88	0.46	(12.80)	(12.34)	(0.34)	(1.50)	(1.84)	27.70	(30.68)	135,693	1.07	1.07	1.38	17
Year ended 10/31/21	38.22	0.39	5.57	5.96	(0.53)	(1.77)	(2.30)	41.88	15.56	215,122	1.02	1.02	0.90	19
Year ended 10/31/20	36.76	0.39	1.77	2.16	(0.70)	–	(0.70)	38.22	5.90	182,631	1.05	1.06	1.08	33
Year ended 10/31/19	30.55	0.66	6.16	6.82	(0.61)	–	(0.61)	36.76	22.79	250,287	1.03	1.04	1.96	7
Year ended 10/31/18	36.68	0.56	(6.29)	(5.73)	(0.40)	–	(0.40)	30.55	(15.80)	287,511	1.04	1.05	1.58	20
Class R6
Year ended 10/31/22	41.89	0.48	(12.79)	(12.31)	(0.38)	(1.50)	(1.88)	27.70	(30.60)	447,141	1.00	1.00	1.45	17
Year ended 10/31/21	38.22	0.42	5.58	6.00	(0.56)	(1.77)	(2.33)	41.89	15.67	741,346	0.93	0.93	0.99	19
Year ended 10/31/20	36.76	0.42	1.76	2.18	(0.72)	–	(0.72)	38.22	5.96	497,383	0.96	0.97	1.17	33
Year ended 10/31/19	30.55	0.68	6.16	6.84	(0.63)	–	(0.63)	36.76	22.88	383,400	0.97	0.98	2.02	7
Year ended 10/31/18	36.67	0.57	(6.27)	(5.70)	(0.42)	–	(0.42)	30.55	(15.74)	365,000	0.99	1.00	1.63	20

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco EQV Emerging Markets All Cap Fund

Notes to Financial Statements

October 31, 2022

NOTE 1–Significant Accounting Policies

Invesco EQV Emerging Markets All Cap Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

14	Invesco EQV Emerging Markets All Cap Fund

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2022, the Fund paid the Adviser $845 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliates on the Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases

15	Invesco EQV Emerging Markets All Cap Fund

and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.935%

Next $250 million	0.910%

Next $500 million	0.885%

Next $1.5 billion	0.860%

Next $2.5 billion	0.835%

Next $2.5 billion	0.810%

Next $2.5 billion	0.785%

Over $10 billion	0.760%

For the year ended October 31, 2022, the effective advisory fee rate incurred by the Fund was 0.88%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2022, the Adviser waived advisory fees of $91,377.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

16	Invesco EQV Emerging Markets All Cap Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2022, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2022, IDI advised the Fund that IDI retained $32,822 in front-end sales commissions from the sale of Class A shares and $3,747 and $2,039 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended October 31, 2022, the Fund incurred $2,495 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Brazil	$245,908,848	$–	$ –	$245,908,848

China	138,444,471	226,547,676	–	364,992,147

Egypt	24,051,961	–	–	24,051,961

France	–	34,051,443	–	34,051,443

Hungary	–	55,184,097	–	55,184,097

India	68,083,021	24,552,150	–	92,635,171

Indonesia	–	107,264,757	–	107,264,757

Macau	–	7,864,780	–	7,864,780

Mexico	212,658,959	–	–	212,658,959

Nigeria	–	20,304,792	–	20,304,792

Philippines	–	84,481,042	–	84,481,042

Russia	–	–	48	48

South Africa	–	10,239,751	–	10,239,751

South Korea	–	67,709,779	–	67,709,779

Taiwan	–	96,636,750	–	96,636,750

Turkey	–	29,294,665	–	29,294,665

United Arab Emirates	–	27,505,720	–	27,505,720

Vietnam	–	13,536,670	–	13,536,670

Money Market Funds	63,675,957	51,321,386	–	114,997,343

Total Investments	$752,823,217	$856,495,458	$48	$1,609,318,723

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,627.

17	Invesco EQV Emerging Markets All Cap Fund

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021

Ordinary income*	$19,389,385	$72,422,446

Long-term capital gain	92,566,338	60,061,862

Total distributions	$111,955,723	$132,484,308

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$24,376,875

Net unrealized appreciation (depreciation) – investments	(95,198,761)

Net unrealized appreciation (depreciation) – foreign currencies	(184,272)

Temporary book/tax differences	(209,765)

Capital loss carryforward	(19,535,489)

Shares of beneficial interest	1,660,818,022

Total net assets	$1,570,066,610

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$19,535,489	$–	$19,535,489

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2022 was $317,630,768 and $518,349,265, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$264,551,557

Aggregate unrealized (depreciation) of investments	(359,750,318)

Net unrealized appreciation (depreciation) of investments	$(95,198,761)

Cost of investments for tax purposes is $1,704,517,484.

18	Invesco EQV Emerging Markets All Cap Fund

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and distributions, on October 31, 2022, undistributed net investment income was decreased by $256,482 and undistributed net realized gain (loss) was increased by $256,482. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	1,785,231	$59,015,273	1,889,937	$81,886,430

Class C	47,250	1,591,114	76,205	3,255,333

Class Y	6,322,632	211,228,639	5,667,031	244,849,914

Class R5	973,625	32,575,583	1,141,051	49,259,888

Class R6	4,346,031	145,692,469	6,685,446	290,901,817

Issued as reinvestment of dividends:
Class A	549,442	20,944,720	627,884	26,484,157

Class C	13,287	496,154	17,346	718,977

Class Y	709,975	27,028,746	842,214	35,499,330

Class R5	238,575	9,051,542	255,130	10,718,029

Class R6	811,404	30,760,326	637,164	26,754,520

Automatic conversion of Class C shares to Class A shares:
Class A	47,349	1,514,612	91,667	3,898,704

Class C	(48,496)	(1,514,612)	(93,490)	(3,898,704)

Reacquired:
Class A	(2,483,704)	(82,411,078)	(2,945,340)	(127,459,786)

Class C	(108,967)	(3,600,918)	(68,030)	(2,867,908)

Class Y	(11,058,099)	(371,061,537)	(7,704,418)	(333,818,808)

Class R5	(1,450,932)	(47,823,551)	(1,038,107)	(44,836,163)

Class R6	(6,711,309)	(216,826,059)	(2,638,022)	(114,232,877)

Net increase (decrease) in share activity	(6,016,706)	$(183,338,577)	3,443,668	$147,112,853

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 48% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 7% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

19	Invesco EQV Emerging Markets All Cap Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco EQV Emerging Markets All Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco EQV Emerging Markets All Cap Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20	Invesco EQV Emerging Markets All Cap Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio

Class A	$1,000.00	$895.40	$ 6.69	$1,018.15	$ 7.12	1.40%
Class C	1,000.00	892.00	10.25	1,014.37	10.92	2.15
Class Y	1,000.00	896.40	5.50	1,019.41	5.85	1.15
Class R5	1,000.00	896.70	5.16	1,019.76	5.50	1.08
Class R6	1,000.00	897.30	4.83	1,020.11	5.14	1.01

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2022 through October 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21	Invesco EQV Emerging Markets All Cap Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco EQV Emerging Markets All Cap Fund’s (formerly, Invesco Emerging Markets All Cap Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the MSCI Emerging Markets Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, the third quintile for the three year period and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and five year periods and above the performance of the Index for the three year period. The Board noted that the Fund’s stock selection in and underweight exposure to certain sectors and geographic regions, as well as the Fund’s cash position in a rising equity market, detracted from Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could

22	Invesco EQV Emerging Markets All Cap Fund

produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

23	Invesco EQV Emerging Markets All Cap Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$92,566,338
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	3.03%
U.S. Treasury Obligations*	0.05%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Foreign Taxes	$0.0911	per share
Foreign Source Income	$0.9348	per share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24	Invesco EQV Emerging Markets All Cap Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco EQV Emerging Markets All Cap Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			189	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco EQV Emerging Markets All Cap Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	189	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco EQV Emerging Markets All Cap Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco EQV Emerging Markets All Cap Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco EQV Emerging Markets All Cap Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco EQV Emerging Markets All Cap Fund

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	DVM-AR-1

Annual Report to Shareholders	October 31, 2022

Invesco Emerging Markets Innovators Fund

Nasdaq:

A: EMIAX ∎ C: EMVCX ∎ R: EMIRX ∎ Y: EMIYX ∎ R5: EMIMX ∎ R6: EMVIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

10	Financial Statements

13	Financial Highlights

14	Notes to Financial Statements

21	Auditor’s Report

22	Fund Expenses

23	Approval of Investment Advisory and Sub-Advisory Contracts

26	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2022, Class A shares of Invesco Emerging Markets Innovators Fund (the Fund), at net asset value (NAV), underperformed the MSCI Emerging Markets Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/21 to 10/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-39.85%
Class C Shares	-40.30
Class R Shares	-40.01
Class Y Shares	-39.68
Class R5 Shares	-39.73
Class R6 Shares	-39.77
MSCI Emerging Markets Index▼	-31.03

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

At the beginning of the fiscal year ended October 31, 2022, developed global equity markets were mostly positive, despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified at the end of 2021, resulting in broadly higher costs for companies and consumers. Emerging market equities declined due in part to COVID-19 concerns and China’s ongoing regulatory tightening in the private education and technology sectors and slowing economic growth.

    Global equity markets declined in the first half of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains, and increasing shortages of oil, gas and raw materials, with the price of oil rising sharply.

    Inflation headwinds continued into the third quarter of 2022. The US Federal Reserve (the Fed), the European Central Bank and the Bank of England all raised interest rates. In contrast, the People’s Bank of China lowered its policy rate and the Bank of Japan kept rates the same. Emerging market equities, hampered by the strong US dollar, underperformed developed market equities.

    During October 2022, developed market equities rebounded and were in positive territory. Developed market equities outperformed emerging market equities, which declined primarily driven by weakness in China as Chinese markets reacted to the reappointment of President Xi and his authority, with no signs of the country’s zero-COVID-19 policy being relaxed. Despite the rebound in October for developed market equities, at the end of the fiscal year, trailing one-year returns for developed market equities and emerging market equities were both in negative territory.

    Global markets have been enshrouded by geopolitical shock waves stemming from Russia’s invasion of Ukraine, rising inflation levels, recessionary fears, etc. Much of this has dampened sentiment toward emerging market equities. However, after two years of interconnected, unlikely and extreme events, we are encouraged by three important factors in emerging markets: valuations are cheap relative to US equities, central banks in most emerging market countries stayed ahead of inflationary pressures by raising interest rates and China seems poised for recovery from its debilitating zero-COVID-19 policy, which we believe would provide investment opportunities.

    From a sector perspective, the largest contributors to the Fund’s relative performance during the fiscal year were stock selection in consumer discretionary, an overweight and stock selection in consumer staples and stock selection in real estate. The largest detractors from the Fund’s relative performance were an underweight and stock selection in financials, stock selection and an overweight in health care and stock selection in information technology.

    From a country perspective, the largest contributors to the Fund’s relative performance during the fiscal year were an overweight in Mexico, an underweight allocation to and stock selection in South Korea and an overweight in Turkey. The largest detractors from the Fund’s relative performance were an overweight and stock selection in Russia, stock selection in China and an overweight in India.

    The largest contributors to the Fund’s absolute performance during the fiscal year included Arezzo Industria e Comercio (Arezzo), BIM Birlesik Magazalar (BIM) and Coca-Cola FEMSA.

    Arezzo is a Brazilian retailer that provides its consumers an omnichannel approach to shopping for women, men and children’s apparel. We believe, Arezzo’s growth profile should be supported by further consolidation in Brazil’s fragmented retail market and ongoing investments in digital platforms. Our observations of improving macro data in Brazil, including receding inflation and higher gross domestic product growth estimates, should bolster discretionary spending.

    BIM operates the largest supermarket chain in Turkey offering consumers access to a large assortment of high-quality products at affordable prices. BIM’s private label products make up a large portion of store offerings providing BIM with price setting power, while digitalization initiatives have expanded their pool of customers.

    Coca-Cola FEMSA, a subsidiary of Fomento Economico Mexicano (FEMSA), retails and distributes a diversified portfolio of beverages inclusive of traditional Coca-Cola products, sports drinks and bottled water. In our view, a focus on product innovation and streamlining product fulfillment should allow for the further expansion of Coca-Cola FEMSA’s products throughout Latin/South America.

    The largest detractors from the Fund’s absolute performance during the fiscal year included Yandex, Silergy and WuXi Biologics.

    Yandex is one of the dominant internet companies in Russia’s transforming digital landscape, holding positions in several categories including Russia’s search engine, shared mobility, food delivery, e-commerce and others. Note that Yandex runs one of the most profitable mobility and food delivery platforms in the world and we believe it may benefit from future industry consolidation in e-commerce. However, Yandex has been affected by the impact of sanctions on Russia following the invasion of Ukraine. Due to ongoing market closures, lack of trading partners, low liquidity, settlement concerns and future uncertainty, Invesco priced all Russian equity holdings of the Fund to zero as of March 2, 2022.

    Silergy is the largest fabless producer in Taiwan and a global leader in PMIC (power management integrated circuits), a growing business as more IoT (Internet of Things) devices come to market and demand expands. Silergy has diversified its business into higher margin product mixes. Softening demand in the consumer electronics segment has had a negative impact on the industry.

    WuXi Biologics (WuXi) leveraged its unique technology and drug production know-how to become the largest contract development and manufacturing organization (CDMO) in China. WuXi collaborates with clients from conception through commercial manufacturing delivering end-to-end solutions and support.

    When we look longer term, we believe many emerging market companies are embarking on a new era - cutting back on oversized ambitions and focusing on opportunities that are profitable and cash generative. In our

2	Invesco Emerging Markets Innovators Fund

view, this should lead to improved earnings and returns in these businesses as they become more rational and disciplined. We have been focused on finding investments in opportunities where the visible risks are well understood, have been deeply digested and have led to discounts in prices. We are looking out for circumstances where the risks have not yet been widely perceived. The net result is an opportunity to own undervalued, high-quality names with the potential for long-term structural growth.

    We thank you for your continued investment in Invesco Emerging Markets Innovators Fund.

Portfolio manager(s):

Justin Leverenz

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Emerging Markets Innovators Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 6/30/14

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Emerging Markets Innovators Fund

Average Annual Total Returns
As of 10/31/22, including maximum applicable sales charges
Class A Shares
Inception (6/30/14)	-3.64%
5 Years	-7.50
1 Year	-43.17
Class C Shares
Inception (6/30/14)	-3.70%
5 Years	-7.18
1 Year	-40.82
Class R Shares
Inception (6/30/14)	-3.25%
5 Years	-6.71
1 Year	-40.01
Class Y Shares
Inception (6/30/14)	-2.75%
5 Years	-6.23
1 Year	-39.68
Class R5 Shares
Inception	-2.87%
5 Years	-6.25
1 Year	-39.73
Class R6 Shares
Inception (6/30/14)	-2.61%
5 Years	-6.13
1 Year	-39.77

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Emerging Markets Innovators Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Invesco Oppenheimer Emerging Markets Innovators Fund. The Fund was subsequently renamed the Invesco Emerging Markets Innovators Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Emerging Markets Innovators Fund

Supplemental Information

Invesco Emerging Markets Innovators Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for nonresident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Emerging Markets Innovators Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Consumer Discretionary	27.37%

Consumer Staples	14.31

Industrials	12.21

Health Care	11.38

Information Technology	8.38

Financials	8.11

Real Estate	7.37

Materials	6.84

Communication Services	1.00

Money Market Funds Plus Other Assets Less Liabilities	3.03

Top 10 Equity Holdings*

		% of total net assets

1.	Le Travenues Technology Ltd.	6.49%

2.	Samsung Biologics Co. Ltd.	5.13

3.	Yum China Holdings, Inc.	5.08

4.	Arezzo Industria e Comercio S.A.	4.90

5.	H World Group Ltd., ADR	4.59

6.	LG Chem Ltd.	3.32

7.	Voltronic Power Technology Corp.	2.94

8.	Coca-Cola FEMSA S.A.B. de C.V., ADR	2.93

9.	Wal-Mart de Mexico S.A.B. de C.V., Series V	2.76

10.	Oberoi Realty Ltd.	2.73

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2022.

7	Invesco Emerging Markets Innovators Fund

Schedule of Investments

October 31, 2022

	Shares	Value

Common Stocks & Other Equity Interests–96.97%
Brazil–10.07%
Arezzo Industria e Comercio S.A.	310,000	$6,271,416

Lojas Renner S.A.	341,910	2,045,304

NU Holdings Ltd., Class A(a)	192,905	964,525

Pagseguro Digital Ltd., Class A(a)	158,558	2,169,074

WEG S.A.	182,900	1,426,234

		12,876,553

Chile–2.81%
Banco Santander Chile	49,887,193	1,796,648

Parque Arauco S.A.	2,125,488	1,799,204

		3,595,852

China–24.94%
BeiGene Ltd. (Acquired 01/12/2021; Cost $1,613,033)(a)(b)	67,600	867,990

BeiGene Ltd., ADR (Acquired 08/11/2020-06/16/2022; Cost $2,004,939)(a)(b)	10,774	1,819,622

Brii Biosciences Ltd.(a)	1,126,500	802,601

H World Group Ltd., ADR	216,874	5,872,948

New Horizon Health Ltd.(a)(c)	462,500	1,029,019

Silergy Corp.	252,000	2,898,302

SITC International Holdings Co. Ltd.	725,000	1,188,738

Sunny Optical Technology Group Co. Ltd.	240,900	2,089,793

Tencent Music Entertainment Group, ADR(a)	353,742	1,277,008

Wuxi Biologics Cayman, Inc.(a)(c)	513,000	2,320,815

Yum China Holdings, Inc.	156,979	6,491,082

Zai Lab Ltd., ADR (Acquired 10/13/2021-01/07/2022; Cost $4,606,156)(a)(b)	52,088	1,160,521

Zhongsheng Group Holdings Ltd.	370,789	1,408,169

ZTO Express (Cayman), Inc., ADR	158,185	2,671,745

		31,898,353

India–17.49%
Asian Paints Ltd.	4,121	154,955

Godrej Properties Ltd.(a)	100,830	1,536,942

Havells India Ltd.	189,989	2,794,161

HDFC Life Insurance Co. Ltd.(c)	136,798	892,586

ICICI Lombard General Insurance Co. Ltd.(c)	95,324	1,346,660

ICICI Prudential Life Insurance Co. Ltd.(c)	289,650	1,774,630

Le Travenues Technology Ltd.(d)	7,200,800	8,303,809

Marico Ltd.	80,956	513,313

Oberoi Realty Ltd.	312,627	3,489,733

Voltas Ltd.	147,941	1,564,911

		22,371,700

Indonesia–5.64%
PT Ace Hardware Indonesia Tbk	46,685,600	1,691,053

PT Bank Rakyat Indonesia (Persero) Tbk	6,316,029	1,879,562

PT Semen Indonesia (Persero) Tbk	3,759,600	1,913,764

PT Unilever Indonesia Tbk	5,803,100	1,726,455

		7,210,834

	Shares	Value

Mexico–12.60%
Alsea S.A.B. de C.V.	924,684	$1,773,015

Coca-Cola FEMSA S.A.B. de C.V., ADR	59,665	3,746,365

Fomento Economico Mexicano S.A.B. de C.V., Series CPO	339,900	2,440,013

Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B	93,795	2,195,162

Grupo Mexico S.A.B. de C.V., Class B	671,800	2,435,542

Wal-Mart de Mexico S.A.B. de C.V., Series V	912,500	3,524,637

		16,114,734

Peru–2.61%
Credicorp Ltd.	11,786	1,724,999

InRetail Peru Corp.(c)	46,827	1,615,531

		3,340,530

Philippines–2.09%
San Miguel Food and Beverage, Inc.	111,850	70,774

SM Prime Holdings, Inc.	4,750,800	2,596,308

		2,667,082

Russia–0.00%
Fix Price Group Ltd., GDR(c)(d)	148,043	0

Polyus PJSC, GDR(c)(d)	82,477	0

TCS Group Holding PLC, GDR(c)(d)	72,043	0

Yandex N.V., Class A(a)(d)	220,435	0

		0

South Korea–10.28%
Coupang, Inc.(a)	67,028	1,157,574

LG Chem Ltd.	9,687	4,244,754

LG H&H Co. Ltd.	3,324	1,187,026

Samsung Biologics Co. Ltd.(a)(c)	10,675	6,559,968

		13,149,322

Taiwan–4.80%
MediaTek, Inc.	131,000	2,386,730

Voltronic Power Technology Corp.	92,919	3,758,831

		6,145,561

Turkey–2.72%
BIM Birlesik Magazalar A.S.	481,875	3,479,544

United States–0.92%
Globant S.A.(a)	6,255	1,180,193

Total Common Stocks & Other Equity Interests (Cost $134,199,709)		124,030,258

Money Market Funds–1.21%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(e)(f)	540,907	540,907

Invesco Liquid Assets Portfolio, Institutional Class, 3.03%(e)(f)	386,333	386,410

Invesco Treasury Portfolio, Institutional Class, 3.08%(e)(f)	618,180	618,180

Total Money Market Funds (Cost $1,545,459)		1,545,497

TOTAL INVESTMENTS IN SECURITIES–98.18% (Cost $135,745,168)		125,575,755

OTHER ASSETS LESS LIABILITIES–1.82%		2,328,590

NET ASSETS–100.00%		$127,904,345

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Emerging Markets Innovators Fund

Investment Abbreviations:

ADR	– American Depositary Receipt
CPO	– Certificates of Ordinary Participation
GDR	– Global Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Restricted security. The aggregate value of these securities at October 31, 2022 was $3,848,133, which represented 3.01% of the Fund’s Net Assets.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $15,539,209, which represented 12.15% of the Fund’s Net Assets.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$5,168,377	$30,834,034	$(35,461,504)	$ -	$-	$540,907	$8,368
Invesco Liquid Assets Portfolio, Institutional Class	3,651,667	22,024,310	(25,289,109)	38	(496)	386,410	7,006
Invesco Treasury Portfolio, Institutional Class	5,906,716	35,238,897	(40,527,433)	-	-	618,180	10,387
Total	$14,726,760	$88,097,241	$(101,278,046)	$38	$(496)	$1,545,497	$25,761

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Emerging Markets Innovators Fund

Statement of Assets and Liabilities

October 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $134,199,709)	$124,030,258

Investments in affiliated money market funds, at value (Cost $1,545,459)	1,545,497

Cash	300,000

Foreign currencies, at value (Cost $3,016,982)	2,799,974

Receivable for:
Fund shares sold	165,386

Dividends	168,434

Investment for trustee deferred compensation and retirement plans	18,602

Other assets	44,274

Total assets	129,072,425

Liabilities:
Payable for:
Fund shares reacquired	556,042

Accrued foreign taxes	339,662

Accrued fees to affiliates	67,299

Accrued trustees’ and officers’ fees and benefits	1,177

Accrued other operating expenses	185,298

Trustee deferred compensation and retirement plans	18,602

Total liabilities	1,168,080

Net assets applicable to shares outstanding	$127,904,345

Net assets consist of:
Shares of beneficial interest	$179,528,926

Distributable earnings (loss)	(51,624,581)

$127,904,345

Net Assets:
Class A	$37,385,816

Class C	$9,061,536

Class R	$5,210,830

Class Y	$49,073,539

Class R5	$7,041

Class R6	$27,165,583

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	5,642,431

Class C	1,466,303

Class R	804,274

Class Y	7,253,456

Class R5	1,049

Class R6	3,963,161

Class A:
Net asset value per share	$6.63

Maximum offering price per share (Net asset value of $6.63 ÷ 94.50%)	$7.02

Class C:
Net asset value and offering price per share	$6.18

Class R:
Net asset value and offering price per share	$6.48

Class Y:
Net asset value and offering price per share	$6.77

Class R5:
Net asset value and offering price per share	$6.71

Class R6:
Net asset value and offering price per share	$6.85

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Emerging Markets Innovators Fund

Statement of Operations

For the year ended October 31, 2022

Investment income:
Dividends (net of foreign withholding taxes of $383,293)	$3,600,819

Dividends from affiliated money market funds	25,761

Total investment income	3,626,580

Expenses:
Advisory fees	2,760,975

Administrative services fees	33,884

Custodian fees	187,484

Distribution fees:
Class A	149,064

Class C	132,313

Class R	31,723

Transfer agent fees – A, C, R and Y	292,537

Transfer agent fees – R5	4

Transfer agent fees – R6	19,125

Trustees’ and officers’ fees and benefits	21,657

Registration and filing fees	83,249

Professional services fees	108,488

Other	(29,517)

Total expenses	3,790,986

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(439,323)

Net expenses	3,351,663

Net investment income	274,917

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $976,548)	(40,255,337)

Affiliated investment securities	(496)

Foreign currencies	(194,708)

Forward foreign currency contracts	(12,698)

(40,463,239)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $1,518,898)	(96,132,262)

Affiliated investment securities	38

Foreign currencies	(181,530)

(96,313,754)

Net realized and unrealized gain (loss)	(136,776,993)

Net increase (decrease) in net assets resulting from operations	$(136,502,076)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Emerging Markets Innovators Fund

Statement of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	2022	2021

Operations:
Net investment income (loss)	$274,917	$(2,429,104)

Net realized gain (loss)	(40,463,239)	45,142,513

Change in net unrealized appreciation (depreciation)	(96,313,754)	22,177,647

Net increase (decrease) in net assets resulting from operations	(136,502,076)	64,891,056

Distributions to shareholders from distributable earnings:
Class A	(9,157,227)	(2,484,125)

Class C	(2,188,956)	(750,908)

Class R	(881,257)	(272,278)

Class Y	(19,805,340)	(6,588,853)

Class R5	(1,397)	(419)

Class R6	(9,542,026)	(4,744,973)

Total distributions from distributable earnings	(41,576,203)	(14,841,556)

Share transactions–net:
Class A	(56,547,378)	59,012,767

Class C	(1,366,014)	(2,753,965)

Class R	1,301,649	(521,215)

Class Y	(60,903,339)	(11,476,814)

Class R6	(26,675,537)	(60,850,966)

Net increase (decrease) in net assets resulting from share transactions	(144,190,619)	(16,590,193)

Net increase (decrease) in net assets	(322,268,898)	33,459,307

Net assets:
Beginning of year	450,173,243	416,713,936

End of year	$127,904,345	$450,173,243

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Emerging Markets Innovators Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Year ended 10/31/22	$12.47	$(0.00)	$(4.51)	$(4.51)	$ -	$(1.33)	$(1.33)	$6.63	(39.85	)%(e)	$37,386	1.48	%(e)	1.69	%(e)	0.01	%(e)	17%
Year ended 10/31/21	11.17	(0.08)	1.78	1.70	-	(0.40)	(0.40)	12.47	15.15	(e)	136,638	1.58	(e)	1.64	(e)	(0.65	)(e)	50
Year ended 10/31/20	10.41	(0.06)	0.82	0.76	-	-	-	11.17	7.30	(e)	70,918	1.68	(e)	1.68	(e)	(0.62	)(e)	67
Two months ended 10/31/19	9.85	(0.01)	0.57	0.56	-	-	-	10.41	5.69		83,842	1.68	(f)	1.68	(f)	(0.63	)(f)	20
Year ended 08/31/19	10.38	(0.02)	(0.51)	(0.53)	-	-	-	9.85	(5.11)		80,454	1.71		1.71		(0.25)		36
Year ended 08/31/18	10.67	(0.02)	(0.25)	(0.27)	(0.02)	-	(0.02)	10.38	(2.52)		97,641	1.70		1.70		(0.18)		24
Class C
Year ended 10/31/22	11.81	(0.06)	(4.24)	(4.30)	-	(1.33)	(1.33)	6.18	(40.35)		9,062	2.24		2.45		(0.75)		17
Year ended 10/31/21	10.67	(0.18)	1.72	1.54	-	(0.40)	(0.40)	11.81	14.34		19,858	2.35		2.40		(1.42)		50
Year ended 10/31/20	10.02	(0.14)	0.79	0.65	-	-	-	10.67	6.49		20,337	2.44		2.44		(1.38)		67
Two months ended 10/31/19	9.49	(0.02)	0.55	0.53	-	-	-	10.02	5.58		26,427	2.44	(f)	2.44	(f)	(1.40	)(f)	20
Year ended 08/31/19	10.09	(0.09)	(0.51)	(0.60)	-	-	-	9.49	(5.95)		26,661	2.45		2.45		(1.01)		36
Year ended 08/31/18	10.42	(0.10)	(0.23)	(0.33)	-	-	-	10.09	(3.17)		38,156	2.46		2.46		(0.94)		24
Class R
Year ended 10/31/22	12.25	(0.02)	(4.42)	(4.44)	-	(1.33)	(1.33)	6.48	(40.01)		5,211	1.74		1.95		(0.25)		17
Year ended 10/31/21	11.01	(0.12)	1.76	1.64	-	(0.40)	(0.40)	12.25	14.82		8,126	1.85		1.90		(0.92)		50
Year ended 10/31/20	10.28	(0.09)	0.82	0.73	-	-	-	11.01	7.10		7,741	1.94		1.94		(0.88)		67
Two months ended 10/31/19	9.73	(0.01)	0.56	0.55	-	-	-	10.28	5.65		8,012	1.94	(f)	1.94	(f)	(0.90	)(f)	20
Year ended 08/31/19	10.29	(0.05)	(0.51)	(0.56)	-	-	-	9.73	(5.44)		7,516	1.95		1.95		(0.51)		36
Year ended 08/31/18	10.59	(0.05)	(0.24)	(0.29)	(0.01)	-	(0.01)	10.29	(2.77)		6,884	1.97		1.97		(0.45)		24
Class Y
Year ended 10/31/22	12.67	0.02	(4.59)	(4.57)	-	(1.33)	(1.33)	6.77	(39.68)		49,074	1.24		1.45		0.25		17
Year ended 10/31/21	11.32	(0.06)	1.81	1.75	-	(0.40)	(0.40)	12.67	15.40		193,558	1.35		1.40		(0.42)		50
Year ended 10/31/20	10.52	(0.04)	0.84	0.80	-	-	-	11.32	7.60		183,438	1.44		1.44		(0.38)		67
Two months ended 10/31/19	9.95	(0.01)	0.58	0.57	-	-	-	10.52	5.73		216,384	1.44	(f)	1.44	(f)	(0.40	)(f)	20
Year ended 08/31/19	10.47	(0.00)	(0.52)	(0.52)	-	-	-	9.95	(4.97)		212,530	1.46		1.46		(0.00)		36
Year ended 08/31/18	10.75	0.01	(0.25)	(0.24)	(0.04)	-	(0.04)	10.47	(2.23)		281,465	1.46		1.46		0.06		24
Class R5
Year ended 10/31/22	12.58	0.02	(4.56)	(4.54)	-	(1.33)	(1.33)	6.71	(39.73)		7	1.25		1.34		0.24		17
Year ended 10/31/21	11.23	(0.04)	1.79	1.75	-	(0.40)	(0.40)	12.58	15.52		13	1.26		1.26		(0.33)		50
Year ended 10/31/20	10.42	(0.02)	0.83	0.81	-	-	-	11.23	7.77		12	1.27		1.27		(0.21)		67
Two months ended 10/31/19	9.86	(0.00)	0.56	0.56	-	-	-	10.42	5.68		11	1.31	(f)	1.31	(f)	(0.26	)(f)	20
Period ended 08/31/19(g)	9.53	0.00	0.33	0.33	-	-	-	9.86	3.46		10	1.28	(f)	1.28	(f)	0.15	(f)	36
Class R6
Year ended 10/31/22	12.82	0.02	(4.66)	(4.64)	-	(1.33)	(1.33)	6.85	(39.77)		27,166	1.25		1.34		0.24		17
Year ended 10/31/21	11.44	(0.04)	1.82	1.78	-	(0.40)	(0.40)	12.82	15.50		91,980	1.25		1.26		(0.32)		50
Year ended 10/31/20	10.61	(0.02)	0.85	0.83	-	-	-	11.44	7.82		134,269	1.25		1.26		(0.19)		67
Two months ended 10/31/19	10.04	(0.00)	0.57	0.57	-	-	-	10.61	5.68		292,944	1.27	(f)	1.27	(f)	(0.22	)(f)	20
Year ended 08/31/19	10.54	0.02	(0.52)	(0.50)	-	-	-	10.04	(4.74)		278,033	1.27		1.27		0.18		36
Year ended 08/31/18	10.82	0.03	(0.25)	(0.22)	(0.06)	-	(0.06)	10.54	(2.06)		105,736	1.29		1.29		0.26		24

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.01% for the two months ended October 31, 2019 and the years ended August 31, 2019 and 2018, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for the years ended October 31, 2022, 2021 and 2020.

(f)	Annualized.
(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Emerging Markets Innovators Fund

Notes to Financial Statements

October 31, 2022

NOTE 1–Significant Accounting Policies

Invesco Emerging Markets Innovators Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

14	Invesco Emerging Markets Innovators Fund

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed,

15	Invesco Emerging Markets Innovators Fund

realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.

Other Risks – Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Following Russia’s invasion of Ukraine in late February 2022, various countries, including the United States, as well as NATO and the European Union, issued broad-ranging economic sanctions against Russia and Belarus. The resulting responses to the military actions (and potential further sanctions in response to continued military activity), the potential for military escalation and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity and overall uncertainty. The negative impacts may be particularly acute in certain sectors including, but not limited to, energy and financials. Russia may take additional counter measures or retaliatory actions (including cyberattacks), which could exacerbate negative consequences on global financial markets. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to Russian issuers or the adjoining geographic regions.

L.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $ 500 million	1.150%

Next $500 million	1.100%

Next $4 billion	1.050%

Over $5 billion	1.000%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2022, the effective advisory fee rate incurred by the Fund was 1.14%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least February 29, 2024, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25%, and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2022, the Adviser waived advisory fees of $3,169 and reimbursed class level expenses of $122,134, $27,270, $13,106, $225,137, $9 and $46,896 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid

16	Invesco Emerging Markets Innovators Fund

monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2022, IDI advised the Fund that IDI retained $18,053 in front-end sales commissions from the sale of Class A shares and $895 and $2,689 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended October 31, 2022, the Fund incurred $2,177 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Brazil	$12,876,553	$–	$–	$12,876,553

Chile	–	3,595,852	–	3,595,852

China	19,292,926	12,605,427	–	31,898,353

India	–	14,067,891	8,303,809	22,371,700

Indonesia	–	7,210,834	–	7,210,834

Mexico	16,114,734	–	–	16,114,734

Peru	3,340,530	–	–	3,340,530

Philippines	–	2,667,082	–	2,667,082

Russia	–	–	0	0

South Korea	1,157,574	11,991,748	–	13,149,322

Taiwan	–	6,145,561	–	6,145,561

Turkey	–	3,479,544	–	3,479,544

United States	1,180,193	–	–	1,180,193

Money Market Funds	1,545,497	–	–	1,545,497

Total Investments	$55,508,007	$61,763,939	$8,303,809	$125,575,755

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended October 31, 2022:

	Value 10/31/21*	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*		Transfers out of Level 3*	Value 10/31/22

Common Stocks & Other Equity Interests	$–	$9,964,902	$(8,706,860)	$–	$2,544,427	$(40,659,992)	$45,161,332	**	$–	$8,303,809

Preferred Stocks	9,169,499	–	(9,169,499)	–	–	–	–		–	–

Total	$9,169,499	$9,964,902	$(17,876,359)	$–	$2,544,427	$(40,659,992)	$45,161,332		$–	$8,303,809

*	Prior year balances have been adjusted for a change in security classification.
**	Amount includes $37,157,402 and $8,003,930 of Russian equity securities previously classified as Level 1 and Level 2 securities, respectively.

17	Invesco Emerging Markets Innovators Fund

    The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as level 3 at period end:

	Fair Value at 10/31/22	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Unobservable Input Used

Le Travenues Technology Ltd.	$8,303,809	Cost price adjusted by exchange rate	Cost price	N/A	$509.36 (a)
		Stock split ratio	Stock split ratio	N/A	400 for 1

(a)

The Fund fair values certain private placement securities at the original purchase price or “cost”. The Adviser periodically reviews the financial statements and monitors such investments for additional market information or the occurrence of a significant event, which would warrant a re-evaluation of the security’s fair valuation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended October 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk

Realized Gain (Loss):
Forward foreign currency contracts	$(12,698)

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts

Average notional value	$1,640,067

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,602.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021

Long-term capital gain	$41,576,203	$14,841,556

18	Invesco Emerging Markets Innovators Fund

Tax Components of Net Assets at Period-End:

2022

Net unrealized appreciation (depreciation) – investments	$(15,306,002)

Net unrealized appreciation (depreciation) – foreign currencies	(225,447)

Temporary book/tax differences	(16,695)

Late-Year ordinary loss deferral	(597,233)

Capital loss carryforward	(35,479,204)

Shares of beneficial interest	179,528,926

Total net assets	$127,904,345

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$28,798,165	$6,681,039	$35,479,204

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2022 was $40,201,907 and $214,856,540, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$28,940,101

Aggregate unrealized (depreciation) of investments	(44,246,103)

Net unrealized appreciation (depreciation) of investments	$(15,306,002)

Cost of investments for tax purposes is $140,881,757.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign capital gains taxes and net operating losses, on October 31, 2022, undistributed net investment income was increased by $1,213,817, undistributed net realized gain (loss) was increased by $1,235,530 and shares of beneficial interest was decreased by $2,449,347. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended October 31, 2022(a)		Year ended October 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	1,042,462	$8,912,777	6,255,457	$80,659,716

Class C	174,172	1,434,037	321,067	4,060,781

Class R	213,127	1,750,743	133,649	1,731,723

Class Y	4,199,740	35,825,100	2,609,368	34,702,024

Class R6	3,012,596	26,026,269	1,363,252	18,353,203

Issued as reinvestment of dividends:
Class A	859,837	8,710,145	183,162	2,322,499

Class C	218,352	2,076,530	58,673	709,352

Class R	88,466	878,468	21,782	272,050

Class Y	1,416,769	14,635,222	447,254	5,751,687

Class R6	296,991	3,106,522	243,443	3,167,195

Automatic conversion of Class C shares to Class A shares:
Class A	72,182	589,410	188,539	2,464,557

Class C	(77,112)	(589,410)	(198,024)	(2,464,557)

19	Invesco Emerging Markets Innovators Fund

	Summary of Share Activity

	Year ended October 31, 2022(a)		Year ended October 31, 2021
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(7,291,835)	$(74,759,710)	(2,018,986)	$(26,434,005)

Class C	(531,237)	(4,287,171)	(405,511)	(5,059,541)

Class R	(160,666)	(1,327,562)	(195,301)	(2,524,988)

Class Y	(13,636,919)	(111,363,661)	(3,990,225)	(51,930,525)

Class R6	(6,519,957)	(55,808,328)	(6,171,816)	(82,371,364)

Net increase (decrease) in share activity	(16,623,032)	$(144,190,619)	(1,154,217)	$(16,590,193)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 55% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20	Invesco Emerging Markets Innovators Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Emerging Markets Innovators Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Emerging Markets Innovators Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the three years in the period ended October 31, 2022, the two months ended October 31, 2019, and the year ended August 31, 2019 for Class A, Class C, Class R, Class Y and Class R6.

For each of the three years in the period ended October 31, 2022, the two months ended October 31, 2019, and the period May 24, 2019 (commencement of operations) through August 31, 2019 for Class R5.

The financial statements of Oppenheimer Emerging Markets Innovators Fund (subsequently renamed Invesco Emerging Markets Innovators Fund) as of and for the year ended August 31, 2018 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 25, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21	Invesco Emerging Markets Innovators Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$878.10	$6.96	$1,017.80	$7.48	1.47%
Class C	1,000.00	875.40	10.54	1,013.96	11.32	2.23
Class R	1,000.00	876.90	8.18	1,016.48	8.79	1.73
Class Y	1,000.00	880.40	5.83	1,019.00	6.26	1.23
Class R5	1,000.00	879.40	6.02	1,018.80	6.46	1.27
Class R6	1,000.00	878.20	6.01	1,018.80	6.46	1.27

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2022 through October 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22	Invesco Emerging Markets Innovators Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Emerging Markets Innovators Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to detailed follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the MSCI Emerging Markets Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one and five year periods and the fourth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s

23	Invesco Emerging Markets Innovators Fund

acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board noted that stock selection in and underweight or overweight exposure to certain sectors and geographic regions, as well as certain factor exposures, detracted from Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. As previously noted, the independent Trustees reviewed and considered information provided in response to detailed follow-up requests for information submitted by the independent Trustees to management, including with respect to management’s philosophy regarding breakpoints in the Fund’s contractual management fee schedule. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer, and subsequently with representatives of management. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual and contractual management fees and total expense ratio were in the fifth quintile of its expense group, requested and considered additional information from management regarding the appropriateness of the management fees and total expense ratio, and discussed with management reasons for such relative actual and contractual management fees and total expenses.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a

24	Invesco Emerging Markets Innovators Fund

summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25	Invesco Emerging Markets Innovators Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$41,576,203
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26	Invesco Emerging Markets Innovators Fund

Trustees and Officers

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Emerging Markets Innovators Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			189	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Emerging Markets Innovators Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	189	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Emerging Markets Innovators Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Emerging Markets Innovators Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Emerging Markets Innovators Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103-7018

Investment Adviser

Invesco Advisers, Inc.

1555 Peachtree Street, N.E.

Atlanta, GA 30309

Counsel to the Independent Trustees

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

Distributor

Invesco Distributors, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Transfer Agent

Invesco Investment Services, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Auditors

PricewaterhouseCoopers LLP

1000 Louisiana Street, Suite 5800

Houston, TX 77002-5021

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110-2801

T-6	Invesco Emerging Markets Innovators Fund

(This page intentionally left blank)

(This page intentionally left blank)

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	O-EMI-AR-1

Annual Report to Shareholders	October 31, 2022

Invesco Emerging Markets Local Debt Fund

Nasdaq:

A: OEMAX ∎ C: OEMCX ∎ R: OEMNX ∎ Y: OEMYX ∎ R5: EMLDX ∎ R6: OEMIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

16	Financial Statements

19	Financial Highlights

20	Notes to Financial Statements

29	Report of Independent Registered Public Accounting Firm

30	Fund Expenses

31	Approval of Investment Advisory and Sub-Advisory Contracts

34	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2022, Class A shares of Invesco Emerging Markets Local Debt Fund (the Fund), at net asset value (NAV), outperformed the JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/21 to 10/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-16.80%
Class C Shares	-17.45
Class R Shares	-17.02
Class Y Shares	-16.59
Class R5 Shares	-16.47
Class R6 Shares	-16.47
JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index▼	-20.27
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

During the fiscal year ended October 31, 2022, global fixed-income markets remained volatile due to a series of shocks to financial markets from the Russia-Ukraine war, high commodity prices, high inflation, rapid monetary policy tightening, recession fears and slowing growth in China. Throughout the year, inflation data continued to surprise on the upside, leading both developed market (DM) and emerging market (EM) central banks to hike interest rates aggressively, prompting negative returns across fixed-income markets. In particular, the US Federal Reserve (the Fed) raised policy rates (which have a global impact) during the fiscal year at a pace and scale not seen in the past two decades. This prompted the US dollar to rise considerably over the fiscal year and generated uncertainty on the degree to which EM central banks would need to continue hiking despite getting an earlier start last year.

    Towards the end of 2021, concerns about inflation were already heightened, although the Fed left policy rates unchanged in the quarter. They indicated accommodative policies were coming to an end and announced the reduction of their monthly bond purchase program. In the first quarter of 2022, conflict and uncertainty drove sharp moves across risk assets following Russia’s invasion of Ukraine. As commodity prices spiked, this exacerbated existing inflationary pressures and forced several central banks to adopt a more hawkish stance. Global monetary policy divergence persisted, as most EMs (aside from China) seemed closer to the end of their interest rate hiking cycles, while various developed markets were in different stages. Elevated inflation and a tight labor market led the Fed to officially commence its rate hiking cycle, and the Bank of England raised rates twice after their initial increase in December, while China signaled a potential increase in its monetary policy accommodation. The US dollar ended the quarter 2.3% higher.1

    In the second quarter of 2022, capital markets were preoccupied with surging inflation that prompted the Fed and subsequently the European Central Bank and Reserve Bank of Australia, to shift toward tighter monetary policy. EM central banks across Latin America and Central Europe followed suit, alongside elevated food and energy prices. Toward the end of June, market focus shifted from inflation fears and the prospect of increasingly aggressive interest rate hikes to recession fears and the anticipation of lower rates. Though US and European economies were already decelerating, growth in Asia remained relatively resilient, supported by post-COVID-19 reopenings, despite some drag from lingering lockdowns in China, which is typically the region’s main driver. The US dollar rose considerably in April, fell slightly in May and then rose again in June, ending the quarter almost 6.5% higher.1

    The third quarter of 2022 began with a relief rally in July as markets anticipated slowing inflation and possible rate cuts by the Fed in 2023. This narrative quickly reversed course in August and September on the back of continued geopolitical uncertainty, rising concerns of a global economic slowdown and persistent elevated inflation. As a result, central banks continued their aggressive rate hiking cycles, with the Fed hiking 1.5%, the European Central Bank hiking 1.25% and the Bank of England hiking 1%. In EMs, central banks in Asia, Central and Eastern Europe and Latin America all raised their interest rates, though it seemed like central banks such as Brazil and Hungary might be reaching the end of their hiking cycles. While global growth indicators continued to slow, European concerns about an energy crisis heading into winter lingered and China’s lackluster re-opening dynamics remained intact, central banks continued to prioritize bringing down inflation over supporting growth. These conditions contributed to the US dollar’s rapid rise, increasing slightly in July and reaching 20-year highs in August and September, ending the quarter almost 7.1% higher.1

    Over the fiscal year, underweight positioning in Russia, Egypt and Romania contributed the most to the Fund’s relative performance compared to the JP Morgan Government Bond Index – Emerging Markets (GBI-EM) Global Diversified Index, while positioning in Indonesia, Peru and Poland detracted the most. Specific positive contributors to relative Fund performance included positioning in the Turkish Lira, Egyptian Pound and Brazilian Real. Conversely, interest rate positioning in Colombia and Turkey and positioning in the South African Rand detracted from relative Fund performance.

    While the absolute return of the asset class year-to-date has experienced a large decline over the past fiscal year, the EM local asset class has done well on a relative basis, outperforming EM hard currency and some US duration-based strategies. We have seen considerable volatility this fiscal year from the rapid repricing of inflation expectations and the path of US interest rates (which have a global impact), yet we anticipate the value created from an income and total return perspective in EMs is meaningful. A year ago, EM monetary policy rates averaged around 3.25%, while today, the average policy rate is over 6.75%,1 though there is divergence across regions. We believe the conditions are aligning for EMs to potentially outperform over the next two to three years.

    After hiking considerably in 2021, EM central banks may be approaching their interest rate peaks (having started their hiking cycles ahead of developed markets), and we expect the growth picture for EMs to remain stronger than that of the US and Europe, where a growth revival could take some time. While uncertainty on the path of US interest rates has prevented markets from unlocking the value we see in EMs so far, we believe the path of US interest rates should soon become clearer and inflation expectations in EMs should become more anchored. With average EM inflation already lower than US inflation, this makes the real-rate differential compelling. Additionally, with the US dollar recently reaching 40-year highs and the Fed getting closer to the end of its hiking cycle, we may be seeing signs of stability and reversal. A decline in the US dollar could serve as a tailwind for EMs.

    Overall, we believe individual country dynamics will drive performance going forward and we expect the dispersion in returns between countries will be larger than in the past, which argues for an actively managed approach such as ours. We believe this is a fertile landscape to extract performance alpha in the asset class, particularly as the Fed’s

2	Invesco Emerging Markets Local Debt Fund

monetary policy trajectory becomes more visible, and we remain focused on capitalizing on it.

    Please note that we implemented our strategy using derivative instruments, including futures, forwards, swaps and options. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the fiscal year entailed purchasing and selling credit and currency derivatives. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management was carried out via currency forwards and options on an as-needed basis and we believe this strategy was effective in managing the currency positioning within the Fund.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The risk may be greater in the current market environment. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon, and market forces such as supply and demand for similar securities. We are monitoring interest rates and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain investments held by the Fund.

    Thank you for investing in Invesco Emerging Markets Local Debt Fund.

1	Source: Bloomberg LP

Portfolio manager(s):

Hemant Baijal

Wim Vandenhoeck

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Emerging Markets Local Debt Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/12

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Emerging Markets Local Debt Fund

Average Annual Total Returns
As of 10/31/22, including maximum applicable sales charges

Class A Shares
Inception (6/30/10)	-0.43%
10 Years	-2.43
5 Years	-4.07
1 Year	-20.29

Class C Shares
Inception (6/30/10)	-0.58%
10 Years	-2.62
5 Years	-4.04
1 Year	-18.24

Class R Shares
Inception (6/30/10)	-0.37%
10 Years	-2.30
5 Years	-3.56
1 Year	-17.02

Class Y Shares
Inception (6/30/10)	0.17%
10 Years	-1.76
5 Years	-3.06
1 Year	-16.59

Class R5 Shares
10 Years	-1.91%
5 Years	-3.05
1 Year	-16.47

Class R6 Shares
Inception (9/28/12)	-1.53%
10 Years	-1.66
5 Years	-2.91
1 Year	-16.47

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Emerging Markets Local Debt Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Emerging Markets Local Debt Fund. Note: The Fund was subsequently renamed the Invesco Emerging Markets Local Debt Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Emerging Markets Local Debt Fund

Supplemental Information

Invesco Emerging Markets Local Debt Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index is a comprehensive global local emerging markets index comprising liquid, fixed-rate, domestic currency government bonds.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Emerging Markets Local Debt Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Sovereign Debt	71.28%

Financials	2.02

Other Sectors, Each Less than 2% of Net Assets	4.08

Money Market Funds Plus Other Assets Less Liabilities	22.62

Top Five Debt Issuers*

		% of total net assets

1.	Republic of South Africa Government Bond	12.31%

2.	Malaysia Government Bond	9.90

3.	Thailand Government Bond	7.58

4.	Colombian TES	7.38

5.	Indonesia Treasury Bond	7.00

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2022.

7	Invesco Emerging Markets Local Debt Fund

Schedule of Investments

October 31, 2022

		Principal Amount	Value
Non-U.S. Dollar Denominated Bonds & Notes–75.84%(a)
Brazil–3.57%

Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2027	BRL	15,000,000	$ 2,761,467

Chile–2.93%

Bonos de la Tesoreria de la Republica, 0.00%, 03/01/2025	CLP	1,211,012,250	1,178,981

Bonos de la Tesoreria de la Republica en pesos, 2.30%, 10/01/2028(b)	CLP	1,300,000,000	1,088,078

			2,267,059

China–3.71%

China Development Bank, Series 2110, 3.41%, 06/07/2031	CNY	6,000,000	854,116

China Government Bond, 3.72%, 04/12/2051	CNY	4,000,000	606,998

Export-Import Bank of China (The), Series 2105, 3.22%, 05/14/2026	CNY	10,000,000	1,407,173

			2,868,287

Colombia–8.68%
Colombian TES,

Series B, 5.75%, 11/03/2027	COP	24,100,000,000	3,542,708

Series B, 7.25%, 10/18/2034	COP	3,500,000,000	443,834

Series B, 9.25%, 05/28/2042	COP	2,000,000,000	280,588

Series B, 7.25%, 10/26/2050	COP	13,300,000,000	1,445,157

PA Autopista Rio Magdalena, 6.05%, 06/15/2036(b)	COP	6,500,000,000	1,010,624

			6,722,911

Czech Republic–4.49%
Czech Republic Government Bond,

Series 100, 0.25%, 02/10/2027	CZK	20,000,000	635,578

Series 105, 2.75%, 07/23/2029	CZK	20,000,000	668,379

Series 125, 1.50%, 04/24/2040	CZK	2,000,000	44,031

Series 148, 6.00%, 02/26/2026	CZK	20,000,000	805,071

Series 49, 4.20%, 12/04/2036(b)	CZK	14,000,000	481,589

Series 78, 2.50%, 08/25/2028(b)	CZK	25,000,000	842,973

			3,477,621

India–3.11%

India Government Bond, 7.27%, 04/08/2026	INR	200,000,000	2,411,486

		Principal Amount	Value
Indonesia–7.00%
Indonesia Treasury Bond,

Series FR91, 6.38%, 04/15/2032	IDR	15,000,000,000	$ 889,623

Series FR92, 7.13%, 06/15/2042	IDR	19,000,000,000	1,160,276

Series FR95, 6.38%, 08/15/2028	IDR	30,000,000,000	1,835,237

Series FR96, 7.00%, 02/15/2033	IDR	25,000,000,000	1,533,467

			5,418,603

Malaysia–9.90%
Malaysia Government Bond,

Series 0122, 3.58%, 07/15/2032	MYR	5,000,000	992,942

Series 0519, 3.76%, 05/22/2040	MYR	6,500,000	1,188,235

Series 115, 3.96%, 09/15/2025	MYR	8,000,000	1,695,177

Series 120, 4.07%, 06/15/2050	MYR	5,000,000	915,968

Series 513, 3.73%, 06/15/2028	MYR	14,000,000	2,869,350

			7,661,672

Mexico–3.85%

Mexican Bonos, Series M, 7.75%, 05/29/2031	MXN	65,000,000	2,891,023

Red de Carreteras de Occidente S.A.B. de C.V., 9.00%, 06/10/2028(b)	MXN	1,840,000	92,583

			2,983,606

Peru–2.02%
Peru Government Bond,

5.94%, 02/12/2029	PEN	2,000,000	450,787

6.15%, 08/12/2032	PEN	4,350,000	931,321

5.35%, 08/12/2040	PEN	1,000,000	178,021

			1,560,129

Poland–4.03%
Republic of Poland Government Bond,

Series 0727, 2.50%, 07/25/2027	PLN	6,000,000	970,235

Series 1029, 2.75%, 10/25/2029	PLN	9,000,000	1,347,908

Series 432, 1.75%, 04/25/2032	PLN	6,600,000	800,928

			3,119,071

Romania–0.62%

Romania Government Bond, Series 15, 4.75%, 10/11/2034	RON	3,500,000	481,205

South Africa–13.08%

Eskom Holdings SOC Ltd., Series ES23, 10.00%, 01/25/2023	ZAR	11,000,000	598,749

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Emerging Markets Local Debt Fund

		Principal Amount	Value
South Africa–(continued)
Republic of South Africa Government Bond,

Series 2030, 8.00%, 01/31/2030	ZAR	65,000,000	$ 3,038,789

Series 2037, 8.50%, 01/31/2037	ZAR	65,000,000	2,724,913

Series 2040, 9.00%, 01/31/2040	ZAR	45,000,000	1,929,962

Series R186, 10.50%, 12/21/2026	ZAR	20,000,000	1,142,674

Series R209, 6.25%, 03/31/2036	ZAR	20,000,000	690,793

			10,125,880

Supranational– 0.06%

International Finance Corp., 0.00%, 02/15/2029(b)(c)	TRY	7,300,000	47,206

Thailand–7.58%
Thailand Government Bond,

1.00%, 06/17/2027	THB	60,000,000	1,464,697

2.88%, 12/17/2028	THB	40,000,000	1,052,193

3.78%, 06/25/2032	THB	50,000,000	1,374,703

1.59%, 12/17/2035	THB	95,000,000	1,973,604

			5,865,197

Uruguay–1.21%

Uruguay Government International Bond, 4.38%, 12/15/2028	UYU	36,305,307	938,515

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $72,186,094)			58,709,915

Investment Abbreviations:

BRL	- Brazilian Real
CLP	- Chile Peso
CNY	- Chinese Yuan Renminbi
COP	- Colombia Peso
CZK	- Czech Koruna
IDR	- Indonesian Rupiah
INR	- Indian Rupee
MXN	- Mexican Peso
MYR	- Malaysian Ringgit
PEN	- Peruvian Sol
PLN	- Polish Zloty
RON	- Romania New Leu
THB	- Thai Baht
TRY	- Turkish Lira
UYU	- Uruguay Peso
ZAR	- South African Rand

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–0.75%
Egypt–0.61%

Egypt Government International Bond, 5.75%, 05/29/2024(b)	$ 500,000	$473,523

United States–0.14%

United States International Development Finance Corp., Series 4, 3.13%, 04/15/2028	120,000	111,011

Total U.S. Dollar Denominated Bonds & Notes (Cost $617,223)		584,534

	Shares
Money Market Funds–19.26%

Invesco Government & Agency Portfolio, Institutional Class, 3.07%(d)(e)	5,217,146	5,217,146

Invesco Liquid Assets Portfolio, Institutional Class, 3.03%(d)(e)	3,726,465	3,727,211

Invesco Treasury Portfolio, Institutional Class, 3.08%(d)(e)	5,962,453	5,962,453

Total Money Market Funds (Cost $14,906,495)		14,906,810

Options Purchased–0.79%

(Cost $573,389)(f)		613,745

TOTAL INVESTMENTS IN SECURITIES–96.64% (Cost $88,283,201)		74,815,004

OTHER ASSETS LESS LIABILITIES–3.36%		2,598,012

NET ASSETS–100.00%		$77,413,016

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Emerging Markets Local Debt Fund

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $4,036,576, which represented 5.21% of the Fund’s Net Assets.

(c)	Zero coupon bond issued at a discount.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 5,607,012	$49,194,457	$(49,584,323)	$ -	$-	$ 5,217,146	$12,526
Invesco Liquid Assets Portfolio, Institutional Class	4,280,399	35,138,898	(35,691,960)	402	(528)	3,727,211	11,240
Invesco Treasury Portfolio, Institutional Class	6,408,013	56,222,237	(56,667,797)	-	-	5,962,453	16,584
Total	$16,295,424	$140,555,592	$(141,944,080)	$402	$(528)	$14,906,810	$40,350

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(f)	The table below details options purchased.

Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value

Currency Risk

USD versus CNH	Call	J.P. Morgan Chase Bank, N.A.	12/28/2022	CNH	7.38	USD	4,050,000	$ 48,900

USD versus CNH	Call	Morgan Stanley and Co. International PLC	01/19/2023	CNH	7.25	USD	3,750,000	78,630

Subtotal – Foreign Currency Call Options Purchased								127,530

Currency Risk

EUR versus HUF	Put	J.P. Morgan Chase Bank, N.A.	12/12/2022	HUF	430.00	EUR	3,000,000	134,508

USD versus BRL	Put	Goldman Sachs International	01/26/2023	BRL	5.05	USD	4,000,000	84,504

USD versus CLP	Put	Morgan Stanley and Co. International PLC	11/09/2022	CLP	772.00	USD	4,500,000	4

USD versus MXN	Put	Bank of America, N.A.	01/03/2023	MXN	19.95	USD	2,800,000	45,987

USD versus MXN	Put	J.P. Morgan Chase Bank, N.A.	12/07/2022	MXN	20.00	USD	4,100,000	63,829

USD versus THB	Put	Standard Chartered Bank PLC	12/14/2022	THB	35.85	USD	4,500,000	4,707

USD versus ZAR	Put	J.P. Morgan Chase Bank, N.A.	02/21/2023	ZAR	16.15	USD	3,500,000	7,182

Subtotal – Foreign Currency Put Options Purchased								340,721

Total Foreign Currency Options Purchased								$468,251

		Open Over-The-Counter Interest Rate Swaptions Purchased
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date	Notional Value	Value

Interest Rate Risk

2 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	7.71%	Pay	6 Month WIBOR	Semi-Annually	12/09/2022	PLN 65,800,000	$145,494

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Emerging Markets Local Debt Fund

Open Over-The-Counter Foreign Currency Options Written

Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value

Currency Risk

USD versus BRL	Call	Goldman Sachs International	03/24/2023	BRL	6.05	USD	2,000,000	$(27,518)

USD versus CLP	Call	Morgan Stanley and Co. International PLC	12/15/2022	CLP	1,017.00	USD	3,000,000	(37,281)

USD versus CLP	Call	Morgan Stanley and Co. International PLC	02/10/2023	CLP	948.00	USD	3,000,000	(158,025)

USD versus CNH	Call	J.P. Morgan Chase Bank, N.A.	12/28/2022	CNH	7.65	USD	4,050,000	(16,042)

USD versus CNH	Call	Morgan Stanley and Co. International PLC	01/19/2023	CNH	7.45	USD	3,750,000	(39,116)

USD versus MXN	Call	Bank of America, N.A.	12/15/2022	MXN	21.02	USD	3,000,000	(12,471)

USD versus MXN	Call	J.P. Morgan Chase Bank, N.A.	12/07/2022	MXN	21.30	USD	4,100,000	(9,377)

USD versus THB	Call	Standard Chartered Bank PLC	12/14/2022	THB	37.60	USD	4,500,000	(84,515)

Subtotal – Foreign Currency Call Options Written								(384,345)

Currency Risk

EUR versus HUF	Put	J.P. Morgan Chase Bank, N.A.	12/12/2022	HUF	415.00	EUR	4,500,000	(91,633)

USD versus CLP	Put	Morgan Stanley and Co. International PLC	12/15/2022	CLP	891.00	USD	3,000,000	(23,811)

USD versus MXN	Put	Bank of America, N.A.	12/15/2022	MXN	19.56	USD	3,000,000	(18,003)

USD versus MXN	Put	Bank of America, N.A.	01/03/2023	MXN	19.40	USD	5,600,000	(31,030)

USD versus MXN	Put	J.P. Morgan Chase Bank, N.A.	12/07/2022	MXN	19.20	USD	4,100,000	(6,572)

USD versus THB	Put	Standard Chartered Bank PLC	12/14/2022	THB	34.75	USD	4,500,000	(900)

USD versus ZAR	Put	J.P. Morgan Chase Bank, N.A.	02/21/2023	ZAR	15.55	USD	4,665,000	(3,951)

Subtotal – Foreign Currency Put Options Written								(175,900)

Total – Foreign Currency Options Written								$(560,245)

Open Over-The-Counter Interest Rate Swaptions Written

Description	Type of Contract	Counterparty	Exercise Rate	Floating Rate Index	Pay/ Receive Exercise Rate	Payment Frequency	Expiration Date	Notional Value	Value

Interest Rate Risk

2 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	8.21%	6 Month WIBOR	Pay	Semi-Annually	12/09/2022	PLN 65,800,000	$(75,399)

Open Forward Foreign Currency Contracts

						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty		Deliver		Receive	(Depreciation)

Currency Risk

11/03/2022	Bank of America, N.A.	USD	1,646,377	BRL	8,655,003	$ 29,163

12/21/2022	Bank of America, N.A.	COP	25,024,462,000	USD	5,602,479	578,577

12/21/2022	Bank of America, N.A.	GBP	15,000	USD	17,405	174

12/21/2022	Bank of America, N.A.	IDR	561,960,000	USD	36,571	665

12/21/2022	Bank of America, N.A.	USD	218,088	CLP	207,530,000	73

12/21/2022	Bank of America, N.A.	USD	2,520,000	MXN	51,236,640	43,933

12/21/2022	Barclays Bank PLC	USD	113,340	CLP	108,260,000	466

12/21/2022	BNP Paribas S.A.	CZK	1,730,000	USD	70,633	1,005

11/03/2022	Citibank, N.A.	USD	1,454,387	BRL	7,719,887	40,122

12/21/2022	Citibank, N.A.	IDR	2,333,400,000	USD	152,639	3,548

12/21/2022	Citibank, N.A.	THB	24,180,000	USD	646,472	8,365

12/21/2022	Deutsche Bank AG	USD	813,195	GBP	725,000	19,656

12/21/2022	Deutsche Bank AG	USD	1,696,839	INR	141,440,000	1,781

12/21/2022	Deutsche Bank AG	ZAR	40,618,690	USD	2,316,556	113,614

12/21/2022	Goldman Sachs International	COP	801,690,000	USD	163,854	2,906

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Emerging Markets Local Debt Fund

Open Forward Foreign Currency Contracts–(continued)

						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty		Deliver		Receive	(Depreciation)

11/03/2022	J.P. Morgan Chase Bank, N.A.	USD	171,581	BRL	935,116	$ 9,449

12/02/2022	J.P. Morgan Chase Bank, N.A.	USD	6,500,876	BRL	34,872,000	208,341

12/21/2022	J.P. Morgan Chase Bank, N.A.	CLP	1,221,261,000	USD	1,354,699	70,880

12/21/2022	J.P. Morgan Chase Bank, N.A.	CNY	5,820,000	USD	808,227	7,209

12/21/2022	J.P. Morgan Chase Bank, N.A.	EUR	160,000	USD	159,559	793

12/21/2022	J.P. Morgan Chase Bank, N.A.	INR	343,500,250	USD	4,237,371	112,114

12/21/2022	J.P. Morgan Chase Bank, N.A.	KRW	54,650,000	USD	39,685	1,361

12/21/2022	J.P. Morgan Chase Bank, N.A.	MYR	3,819,100	USD	851,791	43,784

12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	6,378,637	MXN	128,742,000	63,741

02/23/2023	J.P. Morgan Chase Bank, N.A.	ZAR	4,058,450	USD	235,000	15,850

02/27/2023	J.P. Morgan Chase Bank, N.A.	CNY	12,283,743	USD	1,733,691	41,820

03/15/2023	J.P. Morgan Chase Bank, N.A.	CNY	22,165,000	USD	3,300,693	245,281

11/14/2022	Morgan Stanley and Co. International PLC	CLP	977,944,500	USD	1,170,000	135,100

12/21/2022	Morgan Stanley and Co. International PLC	EUR	365,153	USD	368,144	5,806

12/21/2022	Morgan Stanley and Co. International PLC	IDR	1,181,360,000	USD	76,118	636

12/21/2022	Morgan Stanley and Co. International PLC	PEN	22,415,000	USD	5,719,571	124,477

12/21/2022	Morgan Stanley and Co. International PLC	USD	284,617	CZK	7,150,000	3,152

12/21/2022	Morgan Stanley and Co. International PLC	USD	409,474	EUR	420,000	7,288

12/21/2022	Morgan Stanley and Co. International PLC	USD	179,923	HUF	77,040,000	3,475

12/21/2022	Morgan Stanley and Co. International PLC	ZAR	13,654,850	USD	749,228	8,662

02/14/2023	Morgan Stanley and Co. International PLC	CLP	483,930,000	USD	570,000	66,277

04/13/2023	Morgan Stanley and Co. International PLC	CNY	7,412,080	USD	1,040,000	16,693

12/21/2022	Royal Bank of Canada	CNY	740,000	USD	102,488	640

12/02/2022	Standard Chartered Bank PLC	USD	80,107	BRL	430,000	2,623

12/16/2022	Standard Chartered Bank PLC	THB	76,503,000	USD	2,100,000	82,187

12/21/2022	Standard Chartered Bank PLC	MYR	350,000	USD	75,529	1,479

12/21/2022	Standard Chartered Bank PLC	THB	4,160,000	USD	113,119	3,337

03/15/2023	Standard Chartered Bank PLC	CNY	7,300,000	USD	1,077,984	71,689

12/21/2022	UBS AG	HUF	23,140,000	USD	57,467	2,380

Subtotal–Appreciation						2,200,572

Currency Risk

11/03/2022	Bank of America, N.A.	BRL	8,655,003	USD	1,590,262	(85,278)

12/21/2022	Bank of America, N.A.	MXN	24,826,375	USD	1,225,184	(17,153)

12/21/2022	Bank of America, N.A.	USD	806,000	ZAR	14,411,862	(24,377)

12/21/2022	Barclays Bank PLC	THB	5,100,000	USD	133,976	(612)

11/03/2022	Citibank, N.A.	BRL	7,719,887	USD	1,468,497	(26,012)

12/02/2022	Citibank, N.A.	BRL	7,719,887	USD	1,445,225	(40,046)

12/21/2022	Citibank, N.A.	EUR	340,000	USD	334,369	(3,009)

12/21/2022	Citibank, N.A.	PLN	3,920,000	USD	803,292	(10,926)

12/21/2022	Citibank, N.A.	USD	2,175,919	CNY	15,142,001	(91,894)

12/21/2022	Citibank, N.A.	USD	795,115	COP	3,857,700,000	(20,645)

12/21/2022	Deutsche Bank AG	USD	80,351	EUR	80,000	(968)

12/21/2022	Deutsche Bank AG	USD	2,326,376	IDR	34,790,956,782	(103,432)

12/21/2022	Deutsche Bank AG	USD	2,506,099	PLN	12,036,290	(6,057)

12/21/2022	Deutsche Bank AG	USD	1,068,725	RON	5,295,000	(7,789)

12/02/2022	Goldman Sachs International	BRL	4,060,000	USD	769,222	(11,904)

12/21/2022	Goldman Sachs International	MXN	18,120,000	USD	896,185	(10,558)

12/21/2022	Goldman Sachs International	THB	13,410,000	USD	353,817	(72)

12/21/2022	Goldman Sachs International	USD	99,782	THB	3,750,000	(820)

11/03/2022	J.P. Morgan Chase Bank, N.A.	BRL	935,116	USD	177,880	(3,151)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Emerging Markets Local Debt Fund

Open Forward Foreign Currency Contracts–(continued)

						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty		Deliver		Receive	(Depreciation)

12/21/2022	J.P. Morgan Chase Bank, N.A.	CZK	1,310,000	USD	52,546	$ (178)

12/21/2022	J.P. Morgan Chase Bank, N.A.	MXN	11,440,000	USD	564,530	(7,939)

12/21/2022	J.P. Morgan Chase Bank, N.A.	THB	4,970,000	USD	130,164	(993)

12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	2,474,341	CNY	17,440,000	(74,038)

12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	37,556	CZK	930,000	(126)

12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	2,816,157	HUF	1,146,316,831	(87,286)

02/14/2023	J.P. Morgan Chase Bank, N.A.	CLP	1,103,560,000	USD	1,024,576	(124,122)

02/27/2023	J.P. Morgan Chase Bank, N.A.	USD	882,691	CNY	5,962,110	(61,514)

03/15/2023	J.P. Morgan Chase Bank, N.A.	USD	4,187,741	CNY	27,590,000	(384,500)

12/21/2022	Morgan Stanley and Co. International PLC	CLP	724,470,000	USD	735,104	(26,476)

12/21/2022	Morgan Stanley and Co. International PLC	CZK	1,390,000	USD	55,045	(899)

12/21/2022	Morgan Stanley and Co. International PLC	GBP	710,000	USD	807,668	(7,952)

12/21/2022	Morgan Stanley and Co. International PLC	IDR	579,220,000	USD	36,972	(37)

12/21/2022	Morgan Stanley and Co. International PLC	MXN	7,958,583	USD	391,490	(6,765)

12/21/2022	Morgan Stanley and Co. International PLC	PLN	6,020,000	USD	1,237,374	(13,032)

12/21/2022	Morgan Stanley and Co. International PLC	TRY	800,000	USD	40,135	(1,228)

12/21/2022	Morgan Stanley and Co. International PLC	USD	114,913	CNY	830,000	(679)

12/21/2022	Morgan Stanley and Co. International PLC	USD	736,970	CZK	18,299,700	(454)

12/21/2022	Morgan Stanley and Co. International PLC	USD	90,421	HUF	37,564,999	(996)

12/21/2022	Morgan Stanley and Co. International PLC	USD	5,339,117	PEN	20,924,000	(116,197)

12/21/2022	Morgan Stanley and Co. International PLC	USD	3,062,357	THB	110,979,810	(133,613)

12/21/2022	Morgan Stanley and Co. International PLC	USD	55,112	ZAR	1,000,000	(878)

02/14/2023	Morgan Stanley and Co. International PLC	CLP	137,780,000	USD	129,797	(13,618)

04/13/2023	Morgan Stanley and Co. International PLC	USD	440,000	CNY	2,944,480	(33,487)

12/21/2022	Standard Chartered Bank PLC	HUF	170,562,000	USD	376,609	(29,424)

12/21/2022	Standard Chartered Bank PLC	USD	909,228	CLP	854,137,500	(11,337)

12/21/2022	Standard Chartered Bank PLC	USD	507,387	CNY	3,639,600	(6,461)

12/21/2022	Standard Chartered Bank PLC	USD	223,415	PEN	895,000	(10)

12/21/2022	Standard Chartered Bank PLC	USD	1,074,773	THB	39,600,000	(29,734)

03/15/2023	Standard Chartered Bank PLC	USD	286,807	CNY	1,875,000	(28,341)

12/21/2022	UBS AG	THB	7,450,000	USD	196,212	(393)

12/21/2022	UBS AG	USD	1,121,478	PLN	5,335,000	(13,352)

Subtotal–Depreciation						(1,680,762)

Total Forward Foreign Currency Contracts						$ 519,810

		Open Centrally Cleared Interest Rate Swap Agreements(a)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Pay	3 Month CNRR007	Quarterly	2.36%	Quarterly	04/12/2027	CNY	15,000,000	$–	$ 812	$ 812
Pay	3 Month CNRR007	Quarterly	2.44	Quarterly	04/27/2027	CNY	5,000,000	–	2,428	2,428
Pay	3 Month CNRR007	Quarterly	2.51	Quarterly	07/18/2027	CNY	5,000,000	–	4,319	4,319
Pay	28 Day MXN TIIE	28 Days	9.36	28 Days	06/03/2027	MXN	58,700,000	–	4,431	4,431
Receive	BZDIOVRA	At Maturity	(12.84)	At Maturity	01/02/2024	BRL	23,193,620	–	5,561	5,561
Pay	BZDIOVRA	At Maturity	11.72	At Maturity	01/02/2026	BRL	8,286,342	–	10,077	10,077
Pay	BZDIOVRA	At Maturity	11.74	At Maturity	01/02/2025	BRL	29,824,026	–	10,151	10,151
Receive	TTHORON	Quarterly	(2.48)	Quarterly	09/05/2027	THB	40,000,000	–	11,400	11,400
Receive	6 Month THBFIX	Semi-Annually	(1.71)	Semi-Annually	04/18/2025	THB	81,000,000	–	12,478	12,478
Receive	3 Month COOVIBR	Quarterly	(11.25)	Quarterly	10/31/2024	COP	25,000,000,000	–	33,186	33,186

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Emerging Markets Local Debt Fund

Open Centrally Cleared Interest Rate Swap Agreements(a)–(continued)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Receive	3 Month JIBAR	Quarterly	(7.98)%	Quarterly	03/07/2032	ZAR	10,700,000	$–	$ 55,671	$ 55,671

Receive	3 Month JIBAR	Quarterly	(7.95)	Quarterly	03/07/2032	ZAR	11,000,000	–	58,382	58,382

Receive	3 Month COOVIBR	Quarterly	(8.37)	Quarterly	03/25/2027	COP	3,000,000,000	–	58,401	58,401

Receive	3 Month COOVIBR	Quarterly	(9.05)	Quarterly	08/10/2027	COP	4,545,500,000	–	67,498	67,498

Receive	3 Month COOVIBR	Quarterly	(8.59)	Quarterly	05/31/2032	COP	3,215,000,000	–	89,439	89,439

Receive	3 Month COOVIBR	Quarterly	(8.96)	Quarterly	05/23/2032	COP	4,400,000,000	–	102,079	102,079
Receive	3 Month COOVIBR	Quarterly	(8.62)	Quarterly	06/02/2024	COP	13,300,000,000	–	119,794	119,794
Subtotal – Appreciation								–	646,107	646,107

Interest Rate Risk

Pay	6 Month BUBOR	Semi-Annually	4.67	Annually	01/07/2032	HUF	270,000,000	–	(214,299)	(214,299)

Pay	6 Month BUBOR	Semi-Annually	12.89	Annually	08/08/2024	HUF	1,300,000,000	–	(107,708)	(107,708)

Pay	6 Month BUBOR	Semi-Annually	9.78	Annually	08/04/2027	HUF	475,000,000	–	(98,495)	(98,495)

Pay	6 Month BUBOR	Semi-Annually	9.61	Annually	07/27/2027	HUF	389,700,000	–	(86,451)	(86,451)

Pay	6 Month WIBOR	Semi-Annually	6.75	Annually	09/21/2024	PLN	15,600,000	–	(75,718)	(75,718)

Receive	FBIL Overnight MIBOR	Semi-Annually	(6.97)	Semi-Annually	05/25/2027	INR	125,000,000	–	(13,579)	(13,579)

Receive	28 Day MXN TIIE	28 Days	(9.66)	28 Days	12/17/2025	MXN	70,000,000	–	(13,547)	(13,547)

Receive	TTHORON	Quarterly	(2.75)	Quarterly	12/21/2025	THB	105,000,000	–	(13,460)	(13,460)

Pay	BZDIOVRA	At Maturity	11.30	At Maturity	01/02/2026	BRL	8,667,090	–	(8,967)	(8,967)

Pay	BZDIOVRA	At Maturity	11.27	At Maturity	01/02/2029	BRL	4,325,237	–	(8,264)	(8,264)

Receive	BZDIOVRA	At Maturity	(13.08)	At Maturity	01/02/2024	BRL	21,290,463	–	(4,708)	(4,708)

Pay	6 Month WIBOR	Semi-Annually	7.45	Annually	05/25/2027	PLN	5,200,000	–	(4,513)	(4,513)

Pay	BZDIOVRA	At Maturity	11.44	At Maturity	01/02/2026	BRL	8,592,101	–	(3,545)	(3,545)

Pay	28 Day MXN TIIE	28 Days	9.27	28 Days	10/14/2032	MXN	51,800,000	–	(2,516)	(2,516)

Receive	BZDIOVRA	At Maturity	(13.00)	At Maturity	01/02/2024	BRL	22,346,786	–	(1,438)	(1,438)
Pay	3 Month CNRR007	Quarterly	2.34	Quarterly	08/26/2027	CNY	6,000,000	–	(1,263)	(1,263)
Subtotal – Depreciation								–	(658,471)	(658,471)

Total Centrally Cleared Interest Rate Swap Agreements								$–	$ (12,364)	$ (12,364)

(a)	Centrally cleared swap agreements collateralized by $705,709 cash held with Counterparties.

Open Over-The-Counter Interest Rate Swap Agreements
Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Received Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation

Interest Rate Risk

Standard Chartered Bank PLC	Receive	3 Month MYR KLIBOR	Quarterly	(2.85)%	Quarterly	03/23/2024	MYR	8,000,000	$–	$20,866	$20,866
Standard Chartered Bank PLC	Receive	3 Month MYR KLIBOR	Quarterly	(2.97)	Quarterly	04/11/2024	MYR	30,300,000	–	72,471	72,471
Total Over-The-Counter Interest Rate Swap Agreements									$–	$93,337	$93,337

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Emerging Markets Local Debt Fund

Abbreviations:

BRL	–Brazilian Real
BUBOR	–Budapest Interbank Offered Rate
BZDIOVRA	–Brazil Ceptip DI Interbank Deposit Rate
CLP	–Chile Peso
CNH	–Chinese Renminbi
CNRR007	–China 7-Day Reverse Repo Rate
CNY	–Chinese Yuan Renminbi
COOVIBR	–Colombia IBR Overnight Nominal Interbank Reference Rate
COP	–Colombia Peso
CZK	–Czech Koruna
EUR	–Euro
FBIL	–Financial Benchmarks India Private Ltd.
GBP	–British Pound Sterling
HUF	–Hungarian Forint
IDR	–Indonesian Rupiah
INR	–Indian Rupee
JIBAR	–Johannesburg Interbank Average Rate
KLIBOR	–Kuala Lumpur Interbank Offered Rate
KRW	–South Korean Won
MIBOR	–Mumbai Interbank Offered Rate
MXN	–Mexican Peso
MYR	–Malaysian Ringgit
PEN	–Peruvian Sol
PLN	–Polish Zloty
RON	–Romania New Leu
THB	–Thai Baht
THBFIX	–Thai Baht Interest Rate Fixing
TIIE	–Interbank Equilibrium Interest Rate
TRY	–Turkish Lira
TTHORON	–Thai Overnight Repurchase Rate
USD	–U.S. Dollar
WIBOR	–Warsaw Interbank Offered Rate
ZAR	–South African Rand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Emerging Markets Local Debt Fund

Statement of Assets and Liabilities

October 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $73,376,706)	$59,908,194

Investments in affiliated money market funds, at value (Cost $14,906,495)	14,906,810

Other investments:
Swaps receivable –OTC	814

Unrealized appreciation on swap agreements –OTC	93,337

Unrealized appreciation on forward foreign currency contracts outstanding	2,200,572

Deposits with brokers:
Cash collateral – centrally cleared swap agreements	705,709

Cash	487,436

Foreign currencies, at value (Cost $538,968)	341,193

Receivable for:
Fund shares sold	23,479

Dividends	7,015

Interest	1,360,368

Cash segregated as collateral	233,834

Investment for trustee deferred compensation and retirement plans	23,531

Other assets	44,300

Total assets	80,336,592

Liabilities:
Other investments:
Options written, at value (premiums received $543,666)	635,644

Variation margin payable – centrally cleared swap agreements	36,660

Unrealized depreciation on forward foreign currency contracts outstanding	1,680,762

Payable for:
Dividends	80,874

Fund shares reacquired	319,771

Accrued fees to affiliates	48,795

Accrued trustees’ and officers’ fees and benefits	911

Accrued other operating expenses	96,628

Trustee deferred compensation and retirement plans	23,531

Total liabilities	2,923,576

Net assets applicable to shares outstanding	$77,413,016

Net assets consist of:
Shares of beneficial interest	$103,045,754

Distributable earnings (loss)	(25,632,738)

$77,413,016

Net Assets:
Class A	$20,621,304

Class C	$4,472,946

Class R	$1,472,295

Class Y	$48,253,461

Class R5	$7,375

Class R6	$2,585,635

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	4,219,629

Class C	914,922

Class R	301,182

Class Y	9,865,861

Class R5	1,508

Class R6	529,000

Class A:
Net asset value per share	$4.89

Maximum offering price per share (Net asset value of $4.89 ÷ 95.75%)	$5.11

Class C:
Net asset value and offering price per share	$4.89

Class R:
Net asset value and offering price per share	$4.89

Class Y:
Net asset value and offering price per share	$4.89

Class R5:
Net asset value and offering price per share	$4.89

Class R6:
Net asset value and offering price per share	$4.89

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Emerging Markets Local Debt Fund

Statement of Operations

For the year ended October 31, 2022

Investment income:
Interest (net of foreign withholding taxes of $139,961)	$6,388,071

Dividends from affiliated money market funds	40,350

Total investment income	6,428,421

Expenses:
Advisory fees	745,319

Administrative services fees	15,402

Custodian fees	98,542

Distribution fees:
Class A	67,157

Class C	58,393

Class R	8,390

Interest, facilities and maintenance fees	94,096

Transfer agent fees – A, C, R and Y	190,475

Transfer agent fees – R5	2

Transfer agent fees – R6	822

Trustees’ and officers’ fees and benefits	20,009

Registration and filing fees	82,792

Professional services fees	60,858

Other	1,637

Total expenses	1,443,894

Less: Fees waived and/or expense offset arrangement(s)	(5,103)

Net expenses	1,438,791

Net investment income	4,989,630

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $95,286)	(15,700,811)

Affiliated investment securities	(528)

Foreign currencies	(341,879)

Forward foreign currency contracts	(1,850,616)

Futures contracts	210,259

Option contracts written	293,266

Swap agreements	(1,438,428)

(18,828,737)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $115,147)	(5,437,762)

Affiliated investment securities	402

Foreign currencies	(164,043)

Forward foreign currency contracts	728,514

Futures contracts	(146,184)

Option contracts written	(116,179)

Swap agreements	530,522

(4,604,730)

Net realized and unrealized gain (loss)	(23,433,467)

Net increase (decrease) in net assets resulting from operations	$(18,443,837)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Emerging Markets Local Debt Fund

Statement of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	2022	2021

Operations:
Net investment income	$4,989,630	$6,985,788

Net realized gain (loss)	(18,828,737)	(5,383,132)

Change in net unrealized appreciation (depreciation)	(4,604,730)	(5,029,120)

Net increase (decrease) in net assets resulting from operations	(18,443,837)	(3,426,464)

Distributions to shareholders from distributable earnings:
Class A	–	(361,670)

Class C	–	(68,120)

Class R	–	(17,389)

Class Y	–	(971,109)

Class R5	–	(98)

Class R6	–	(50,888)

Total distributions from distributable earnings	–	(1,469,274)

Return of capital:
Class A	(1,308,109)	(1,144,032)

Class C	(232,461)	(215,475)

Class R	(75,996)	(55,004)

Class Y	(3,505,240)	(3,071,809)

Class R5	(437)	(312)

Class R6	(172,749)	(160,969)

Total return of capital	(5,294,992)	(4,647,601)

Total distributions	(5,294,992)	(6,116,875)

Share transactions–net:
Class A	(10,038,507)	2,610,087

Class C	(1,780,116)	(3,566,572)

Class R	200	(239,522)

Class Y	(29,344,167)	6,805,786

Class R6	(1,047,904)	526,466

Net increase (decrease) in net assets resulting from share transactions	(42,210,494)	6,136,245

Net increase (decrease) in net assets	(65,949,323)	(3,407,094)

Net assets:
Beginning of year	143,362,339	146,769,433

End of year	$77,413,016	$143,362,339

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Emerging Markets Local Debt Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income		Return of capital		Total distributions		Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Year ended 10/31/22	$6.17	$0.25		$(1.26)	$(1.01)	$ –		$(0.27)		$(0.27)		$4.89	(16.80	)%(e)	$ 20,621	1.45	%(e)(f)	1.45	%(e)(f)	4.47	%(e)(f)	137%
Year ended 10/31/21	6.53	0.29		(0.40)	(0.11)	(0.06)		(0.19)		(0.25)		6.17	(1.81)		36,826	1.23		1.35		4.38		107
Year ended 10/31/20	6.99	0.24		(0.45)	(0.21)	(0.07)		(0.18)		(0.25)		6.53	(3.01	)(e)	36,680	1.15	(e)	1.28	(e)	3.57	(e)	50
Five months ended 10/31/19	6.68	0.16		0.30	0.46	(0.09)		(0.06)		(0.15)		6.99	6.99		48,921	1.15	(g)	1.32	(g)	5.66	(g)	21
Year ended 05/31/19	7.02	0.39		(0.34)	0.05	(0.18)		(0.21)		(0.39)		6.68	0.85		44,188	1.16		1.27		5.82		67
Year ended 05/31/18	7.38	0.42		(0.36)	0.06	(0.40)		(0.02)		(0.42)		7.02	0.62		55,015	1.15		1.29		5.60		48
Class C
Year ended 10/31/22	6.17	0.21		(1.27)	(1.06)	–		(0.22)		(0.22)		4.89	(17.45)		4,473	2.21	(f)	2.21	(f)	3.71	(f)	137
Year ended 10/31/21	6.53	0.24		(0.40)	(0.16)	(0.05)		(0.15)		(0.20)		6.17	(2.62)		7,568	2.02		2.10		3.59		107
Year ended 10/31/20	6.99	0.18		(0.45)	(0.27)	(0.05)		(0.14)		(0.19)		6.53	(3.83)		11,457	2.00		2.04		2.72		50
Five months ended 10/31/19	6.68	0.14		0.30	0.44	(0.08)		(0.05)		(0.13)		6.99	6.61		15,332	2.00	(g)	2.08	(g)	4.81	(g)	21
Year ended 05/31/19	7.02	0.33		(0.34)	(0.01)	(0.15)		(0.18)		(0.33)		6.68	(0.14)		16,488	2.01		2.04		4.97		67
Year ended 05/31/18	7.38	0.36		(0.36)	–	(0.34)		(0.02)		(0.36)		7.02	(0.09)		19,932	2.00		2.05		4.75		48
Class R
Year ended 10/31/22	6.17	0.23		(1.26)	(1.03)	–		(0.25)		(0.25)		4.89	(17.02)		1,472	1.71	(f)	1.71	(f)	4.21	(f)	137
Year ended 10/31/21	6.53	0.27		(0.40)	(0.13)	(0.05)		(0.18)		(0.23)		6.17	(2.12)		1,854	1.53		1.60		4.08		107
Year ended 10/31/20	6.99	0.21		(0.45)	(0.24)	(0.06)		(0.16)		(0.22)		6.53	(3.35)		2,195	1.50		1.54		3.22		50
Five months ended 10/31/19	6.68	0.15		0.30	0.45	(0.09)		(0.05)		(0.14)		6.99	6.84		2,588	1.50	(g)	1.58	(g)	5.31	(g)	21
Year ended 05/31/19	7.02	0.36		(0.34)	0.02	(0.17)		(0.19)		(0.36)		6.68	0.50		2,603	1.51		1.54		5.47		67
Year ended 05/31/18	7.38	0.39		(0.36)	0.03	(0.37)		(0.02)		(0.39)		7.02	0.27		2,935	1.50		1.55		5.25		48
Class Y
Year ended 10/31/22	6.17	0.27		(1.27)	(1.00)	–		(0.28)		(0.28)		4.89	(16.59)		48,253	1.21	(f)	1.21	(f)	4.71	(f)	137
Year ended 10/31/21	6.54	0.31		(0.41)	(0.10)	(0.07)		(0.20)		(0.27)		6.17	(1.75)		92,706	1.01		1.10		4.60		107
Year ended 10/31/20	7.00	0.25		(0.45)	(0.20)	(0.07)		(0.19)		(0.26)		6.54	(2.80)		92,205	0.95		1.04		3.77		50
Five months ended 10/31/19	6.68	0.17		0.31	0.48	(0.10)		(0.06)		(0.16)		7.00	7.24		162,754	0.95	(g)	1.08	(g)	5.86	(g)	21
Year ended 05/31/19	7.03	0.40		(0.35)	0.05	(0.19)		(0.21)		(0.40)		6.68	0.91		143,684	0.96		1.03		6.02		67
Year ended 05/31/18	7.38	0.44		(0.35)	0.09	(0.41)		(0.03)		(0.44)		7.03	0.96		162,875	0.95		1.04		5.80		48
Class R5
Year ended 10/31/22	6.17	0.27		(1.26)	(0.99)	–		(0.29)		(0.29)		4.89	(16.47)		7	1.05	(f)	1.05	(f)	4.87	(f)	137
Year ended 10/31/21	6.53	0.31		(0.40)	(0.09)	(0.06)		(0.21)		(0.27)		6.17	(1.54)		9	0.94		0.99		4.67		107
Year ended 10/31/20	6.99	0.25		(0.45)	(0.20)	(0.07)		(0.19)		(0.26)		6.53	(2.74)		10	0.90		0.93		3.82		50
Five months ended 10/31/19	6.67	0.17		0.31	0.48	(0.10)		(0.06)		(0.16)		6.99	7.27		11	0.90	(g)	1.00	(g)	5.91	(g)	21
Period ended 05/31/19(h)	6.63	0.00	(i)	0.04	0.04	(0.00	)(i)	(0.00	)(i)	(0.00	)(i)	6.67	0.64		10	0.85	(g)	0.85	(g)	6.13	(g)	67
Class R6
Year ended 10/31/22	6.17	0.27		(1.26)	(0.99)	–		(0.29)		(0.29)		4.89	(16.47)		2,586	1.05	(f)	1.05	(f)	4.87	(f)	137
Year ended 10/31/21	6.53	0.31		(0.40)	(0.09)	(0.06)		(0.21)		(0.27)		6.17	(1.50)		4,399	0.91		0.99		4.70		107
Year ended 10/31/20	6.99	0.26		(0.45)	(0.19)	(0.07)		(0.20)		(0.27)		6.53	(2.72)		4,222	0.85		0.93		3.87		50
Five months ended 10/31/19	6.67	0.17		0.31	0.48	(0.10)		(0.06)		(0.16)		6.99	7.29		22,887	0.85	(g)	0.95	(g)	5.96	(g)	21
Year ended 05/31/19	7.02	0.41		(0.35)	0.06	(0.19)		(0.22)		(0.41)		6.67	1.01		8,604	0.86		0.91		6.12		67
Year ended 05/31/18	7.37	0.44		(0.35)	0.09	(0.41)		(0.03)		(0.44)		7.02	1.05		7,601	0.85		0.87		5.90		48

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the five months ended October 31, 2019 and the years ended May 31, 2019 and 2018.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the years ended October 31, 2022 and 2020.
(f)	Ratios include interest, facilities and maintenance fees of 0.09% for the year ended October 31, 2022.
(g)	Annualized.
(h)	For the period from after the close of business on May 24, 2019 (inception of offering) to May 31, 2019.
(i)	Amount represents less than 0.005%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Emerging Markets Local Debt Fund

Notes to Financial Statements

October 31, 2022

NOTE 1–Significant Accounting Policies

Invesco Emerging Markets Local Debt Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund

20	Invesco Emerging Markets Local Debt Fund

securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes –The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses, negative or overdrawn balances on margin accounts, and other expenses associated with establishing and maintaining a line of credit.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

21	Invesco Emerging Markets Local Debt Fund

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period.

Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or

22	Invesco Emerging Markets Local Debt Fund

bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2022, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.

LIBOR Risk – The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. Although the publication of most LIBOR rates ceased at the end of 2021, a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

P.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

R.

Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Following Russia’s invasion of Ukraine in late February 2022, various countries, including the United States, as well as NATO and the European Union, issued broad-ranging economic sanctions against Russia and Belarus. The resulting responses to the military actions (and potential further sanctions in response to continued military activity), the potential for military escalation and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity and overall uncertainty. The negative impacts may be particularly acute in certain sectors including, but not limited to, energy and financials. Russia may take additional counter measures or retaliatory actions (including cyberattacks), which could exacerbate negative consequences on global financial markets. The duration of ongoing hostilities and corresponding

23	Invesco Emerging Markets Local Debt Fund

sanctions and related events cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to Russian issuers or the adjoining geographic regions.

S.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $ 500 million	0.700%

Next $500 million	0.650%

Next $4 billion	0.600%

Over $5 billion	0.580%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2022, the effective advisory fee rate incurred by the Fund was 0.70%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through February 28, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25%, and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). Effective March 1, 2023 through at least February 29, 2024, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.20%, 1.95%, 1.45%, 0.95%, 0.95%, and 0.95%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate February 29, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2022, the Adviser waived advisory fees of $4,485.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2022, IDI advised the Fund that IDI retained $2,258 in front-end sales commissions from the sale of Class A shares and $0 and $325 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

24	Invesco Emerging Markets Local Debt Fund

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Non-U.S. Dollar Denominated Bonds & Notes	$–	$58,709,915	$–	$58,709,915

U.S. Dollar Denominated Bonds & Notes	–	584,534	–	584,534

Money Market Funds	14,906,810	–	–	14,906,810

Options Purchased	–	613,745	–	613,745

Total Investments in Securities	14,906,810	59,908,194	–	74,815,004

Other Investments - Assets*

Forward Foreign Currency Contracts	–	2,200,572	–	2,200,572

Swap Agreements	–	739,444	–	739,444

	–	2,940,016	–	2,940,016

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(1,680,762)	–	(1,680,762)

Options Written	–	(635,644)	–	(635,644)

Swap Agreements	–	(658,471)	–	(658,471)

	–	(2,974,877)	–	(2,974,877)

Total Other Investments	–	(34,861)	–	(34,861)

Total Investments	$14,906,810	$59,873,333	$–	$74,780,143

*	Forward foreign currency contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2022:

	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total

Unrealized appreciation on swap agreements – Centrally Cleared(a)	$–	$646,107	$ 646,107

Unrealized appreciation on forward foreign currency contracts outstanding	2,200,572	–	2,200,572

Unrealized appreciation on swap agreements – OTC	–	93,337	93,337

Options purchased, at value – OTC(b)	468,251	145,494	613,745

Total Derivative Assets	2,668,823	884,938	3,553,761

Derivatives not subject to master netting agreements	–	(646,107)	(646,107)

Total Derivative Assets subject to master netting agreements	$2,668,823	$238,831	$ 2,907,654

25	Invesco Emerging Markets Local Debt Fund

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total

Unrealized depreciation on swap agreements – Centrally Cleared(a)	$ –	$(658,471)	$ (658,471)

Unrealized depreciation on forward foreign currency contracts outstanding	(1,680,762)	–	(1,680,762)

Options written, at value – OTC	(560,245)	(75,399)	(635,644)

Total Derivative Liabilities	(2,241,007)	(733,870)	(2,974,877)

Derivatives not subject to master netting agreements	–	658,471	658,471

Total Derivative Liabilities subject to master netting agreements	$(2,241,007)	$(75,399)	$(2,316,406)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2022.

	Financial Derivative Assets				Financial Derivative Liabilities				Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Options Purchased	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Options Written	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank of America, N.A.	$ 652,585	$ 45,987	$ –	$ 698,572	$ (126,808)	$ (61,504)	$ (188,312)	$ 510,260	$–	$(528,263)	$(18,003)

Barclays Bank PLC	466	–	–	466	(612)	–	(612)	(146)	–	–	(146)

BNP Paribas S.A.	1,005	–	–	1,005	–	–	–	1,005	–	–	1,005

Citibank, N.A.	52,035	–	–	52,035	(192,532)	–	(192,532)	(140,497)	–	–	(140,497)

Deutsche Bank AG	135,051	–	–	135,051	(118,246)	–	(118,246)	16,805	–	–	16,805

Goldman Sachs International	2,906	84,504	–	87,410	(23,354)	(27,518)	(50,872)	36,538	–	–	36,538

J.P. Morgan Chase Bank, N.A.	820,623	399,913	–	1,220,536	(743,847)	(202,974)	(946,821)	273,715	–	–	273,715

Morgan Stanley and Co. International PLC	371,566	78,634	–	450,200	(356,311)	(258,233)	(614,544)	(164,344)	–	–	(164,344)

Royal Bank of Canada	640	–	–	640	–	–	–	640	–	–	640

Standard Chartered Bank PLC	161,315	4,707	94,151	260,173	(105,307)	(85,415)	(190,722)	69,451	–	–	69,451

UBS AG	2,380	–	–	2,380	(13,745)	–	(13,745)	(11,365)	–	–	(11,365)

Total	$2,200,572	$613,745	$94,151	$2,908,468	$(1,680,762)	$(635,644)	$(2,316,406)	$ 592,062	$–	$(528,263)	$ 63,799

Effect of Derivative Investments for the year ended October 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$(1,850,616)	$-	$(1,850,616)

Futures contracts	-	210,259	210,259

Options purchased(a)	(293,459)	-	(293,459)

Options written	293,266	-	293,266

Swap agreements	-	(1,438,428)	(1,438,428)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	728,514	-	728,514

Futures contracts	-	(146,184)	(146,184)

Options purchased(a)	59,781	42,375	102,156

Options written	(95,373)	(20,806)	(116,179)

Swap agreements	-	530,522	530,522

Total	$(1,157,887)	$(822,262)	$(1,980,149)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

26	Invesco Emerging Markets Local Debt Fund

The table below summarizes the average notional value of derivatives held during the period.

				Foreign		Foreign
	Forward			Currency		Currency
	Foreign Currency	Futures	Swaptions	Options	Swaptions	Options	Swap
	Contracts	Contracts	Purchased	Purchased	Written	Written	Agreements

Average notional value	$199,490,733	$3,345,356	$13,986,356	$41,610,291	$13,986,356	$53,957,692	$91,808,685

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $618.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021

Ordinary income*	$ –	$1,469,274

Return of capital	5,294,992	4,647,601

Total distributions	$5,294,992	$6,116,875

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Net unrealized appreciation (depreciation) – investments	$(14,166,706)

Net unrealized appreciation (depreciation) – foreign currencies	(317,001)

Temporary book/tax differences	(21,846)

Capital loss carryforward	(11,127,185)

Shares of beneficial interest	103,045,754

Total net assets	$77,413,016

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and straddles.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$6,335,769	$4,791,416	$11,127,185

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

27	Invesco Emerging Markets Local Debt Fund

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2022 was $129,278,211 and $174,477,358, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 3,668,601

Aggregate unrealized (depreciation) of investments	(17,835,307)

Net unrealized appreciation (depreciation) of investments	$(14,166,706)

Cost of investments for tax purposes is $89,087,565.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating losses and return of capital distributions, on October 31, 2022, undistributed net investment income was increased by $251,992, undistributed net realized gain (loss) was increased by $11,803,718 and shares of beneficial interest was decreased by $12,055,710. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	462,981	$ 2,654,156	1,783,731	$ 12,076,112

Class C	105,233	602,616	152,961	1,031,334

Class R	49,259	273,219	55,562	372,110

Class Y	6,135,961	35,757,530	7,673,682	51,393,420

Class R6	265,007	1,525,372	420,643	2,835,417

Issued as reinvestment of dividends:
Class A	164,172	905,430	157,004	1,035,690

Class C	32,739	180,693	31,849	210,341

Class R	13,643	74,941	10,726	70,771

Class Y	453,036	2,503,232	370,079	2,437,961

Class R6	24,154	134,005	26,376	173,769

Automatic conversion of Class C shares to Class A shares:
Class A	69,125	394,522	315,777	2,184,475

Class C	(69,109)	(394,522)	(315,777)	(2,184,475)

Reacquired:
Class A	(2,444,400)	(13,992,615)	(1,904,261)	(12,686,190)

Class C	(380,496)	(2,168,903)	(395,830)	(2,623,772)

Class R	(62,179)	(347,960)	(101,868)	(682,403)

Class Y	(11,736,637)	(67,604,929)	(7,136,449)	(47,025,595)

Class R6	(472,971)	(2,707,281)	(380,547)	(2,482,720)

Net increase (decrease) in share activity	(7,390,482)	$(42,210,494)	763,658	$ 6,136,245

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

28	Invesco Emerging Markets Local Debt Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Emerging Markets Local Debt Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Emerging Markets Local Debt Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the three years in the period ended October 31, 2022, the five months ended October 31, 2019, and the year ended May 31, 2019 for Class A, Class C, Class R, Class Y and Class R6.
For each of the three years in the period ended October 31, 2022, the five months ended October 31, 2019, and the period May 24, 2019 (commencement of operations) through May 31, 2019 for Class R5.

The financial statements of Oppenheimer Emerging Markets Local Debt Fund (subsequently renamed Invesco Emerging Markets Local Debt Fund) as of and for the year ended May 31, 2018 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated July 25, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

29	Invesco Emerging Markets Local Debt Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)[1]	Expenses Paid During Period[2,3]	Ending Account Value (10/31/22)	Expenses Paid During Period[2,4]	Annualized Expense Ratio[2]
Class A	$1,000.00	$920.80	$8.33	$1,016.53	$8.74	1.72%
Class C	1,000.00	915.50	11.97	1,012.70	12.58	2.48
Class R	1,000.00	917.90	9.57	1,015.22	10.06	1.98
Class Y	1,000.00	920.30	7.16	1,017.74	7.53	1.48
Class R5	1,000.00	921.00	6.05	1,018.90	6.36	1.25
Class R6	1,000.00	922.70	6.20	1,018.75	6.51	1.28

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2022 through October 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year. Effective March 1 2023, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.20%, 1.95%, 1.45%, 0.95%, 0.95% and 0.95% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 1.20%, 1.95%, 1.45%, 0.95%, 0.95% and 0.95% for of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[3]

The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $5.81, $9.41, $7.01, $4.60, $4.60 and $4.60 for of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[4]

The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $6.11, $9.91, $7.38, $4.84, $4.84 and $4.84 for of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

30	Invesco Emerging Markets Local Debt Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Emerging Markets Local Debt Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to detailed follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, the fourth quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one , three and

31	Invesco Emerging Markets Local Debt Fund

five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board considered that the Fund’s exposure to, and interest rate positioning in, certain emerging market countries and currencies detracted from performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual management fees and total expense ratio were in the fifth quintile of its expense group, requested and considered additional information from management regarding the appropriateness of the management fees and total expense ratio, and discussed with management reasons for such relative actual management fees and total expenses. As previously noted, the independent Trustees reviewed and considered information provided in response to detailed follow-up requests for information submitted by the independent Trustees to management, including with respect to management’s philosophy regarding breakpoints in the Fund’s contractual management fee schedule. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer, and subsequently with representatives of management.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

32	Invesco Emerging Markets Local Debt Fund

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

33	Invesco Emerging Markets Local Debt Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

34	Invesco Emerging Markets Local Debt Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Emerging Markets Local Debt Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			189

Formerly:

Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Emerging Markets Local Debt Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	189	None
Daniel S. Vandivort -1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Emerging Markets Local Debt Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Emerging Markets Local Debt Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Emerging Markets Local Debt Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Emerging Markets Local Debt Fund

(This page intentionally left blank)

(This page intentionally left blank)

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	O-EMLD-AR-1

Annual Report to Shareholders	October 31, 2022

Invesco Emerging Markets Select Equity Fund

Nasdaq:

A: IEMAX ∎ C: IEMCX ∎ R: IEMRX ∎ Y: IEMYX ∎ R5: IEMIX ∎ R6: EMEFX

2	Management’s Discussion

2	Performance Summary

3	Long-Term Fund Performance

5	Supplemental Information

7	Schedule of Investments

9	Financial Statements

12	Financial Highlights

13	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Fund Expenses

22	Approval of Investment Advisory and Sub-Advisory Contracts

24	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2022, Class A shares of Invesco Emerging Markets Select Equity Fund (the Fund), at net asset value (NAV), underperformed the MSCI Emerging Markets Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/21 to 10/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-38.99%
Class C Shares	-39.43
Class R Shares	-39.15
Class Y Shares	-38.83
Class R5 Shares	-38.83
Class R6 Shares	-38.93
MSCI EAFE Index▼ (Broad Market Index)	-23.00
MSCI Emerging Markets Index▼ (Style-Specific Index)	-31.03
Lipper Emerging Market Funds Index∎ (Peer Group Index)	-32.51

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

At the beginning of the fiscal year ended October 31, 2022, developed global equity markets were mostly positive, despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified at the end of 2021, resulting in broadly higher costs for companies and consumers. Emerging market equities declined due in part to COVID-19 concerns and China’s ongoing regulatory tightening in the private education and technology sectors and slowing economic growth.

    Global equity markets declined in the first half of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains, and increasing shortages of oil, gas and raw materials, with the price of oil rising sharply.

    Inflation headwinds continued into the third quarter of 2022. The US Federal Reserve (the Fed), the European Central Bank and the Bank of England all raised interest rates. In contrast, the People’s Bank of China lowered its policy rate and the Bank of Japan kept rates the same. Emerging market equities, hampered by the strong US dollar, underperformed developed market equities.

    During October 2022, developed market equities rebounded and were in positive territory. Developed market equities outperformed emerging market equities, which declined primarily driven by weakness in China as Chinese markets reacted to the reappointment of President Xi and his authority, with no signs of the country’s zero-COVID-19 policy being relaxed. Despite the rebound in October for developed market equities, at the end of the fiscal year, trailing one-year returns for developed market equities and emerging market equities were both in negative territory.

    Before we discuss the Fund’s results during the fiscal year, it is helpful to briefly explain how we manage the Fund for shareholders. We seek to maintain a long-term perspective, with stock selection in the portfolio being bottom-up and fundamentally driven. We invest in high-conviction businesses with preferred quality characteristics, including a focus on a company’s growth potential and sustainable competitive advantages. We strive to develop a proprietary view of a business through in-depth, fundamental research that includes careful financial statement analysis. We then seek to purchase businesses whose stock prices are below what we have calculated to be the true value of the company based on an estimate of its future free cash flows.

    During the fiscal year, security selection within the consumer discretionary and information technology sectors were beneficial to the Fund’s performance relative to the Fund’s style-specific benchmark. From a country perspective, an overweighting to Brazil and Mexico, two of the stronger performing countries within emerging markets, contributed to the Fund’s relative performance, as did positive security selection in China. The top individual contributors to the Fund’s absolute performance over the fiscal year included Arcos Dorados, a leading McDonald’s franchisee based in Latin America and Itau Unibanco, the largest private bank in Brazil.

    Conversely, the Fund’s security selection in the communication services and financials sectors hurt the Fund’s performance relative to the style-specific benchmark over the fiscal year. From a country perspective, the Fund’s security selection in India and Taiwan detracted from relative performance, as did two holdings that the Fund held in Russia. The top individual detractors from the Fund’s absolute performance included China Isotope & Radiation, a Chinese diagnostic and therapeutic radiopharmaceuticals company and Tencent, a Chinese internet and technology company.

    During the fiscal year, the Fund acquired new holdings, which included Pinduoduo,

Yum China, Inner Mongolia Yili Industrial and Itau Unibanco. Generally, we sell Fund holdings when they reach full valuation; if new, relatively more attractive investment opportunities exist; or if new information changes our thesis on the future of a business. As such, we sold Alibaba, Ping An Insurance, China National Building Material and Vipshop Holdings.

    At the close of the fiscal year, relative to the style-specific benchmark, the Fund’s largest overweight positions were in the consumer discretionary and consumer staples sectors. Conversely, the Fund’s largest underweight positions were in the information technology and financial sectors. The Fund ended the fiscal year with its largest overweight exposures to China and Brazil while having the largest underweight exposures to Taiwan and South Korea.

    Please note, the Fund’s country and sector allocations are the result of our bottom-up, fundamental stock selection process, and are not based on the characteristics of the Fund’s style-specific index.

    As always, we thank you for your investment in Invesco Emerging Markets Select Equity Fund and for sharing our long-term investment perspective.

Portfolio manager(s):

Justin Leverenz

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2	Invesco Emerging Markets Select Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/12

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3	Invesco Emerging Markets Select Equity Fund

Average Annual Total Returns
As of 10/31/22, including maximum applicable sales charges

Class A Shares
Inception (5/31/11)	-3.97%
10 Years	-2.00
5 Years	-8.19
1 Year	-42.33

Class C Shares
Inception (5/31/11)	-4.00%
10 Years	-2.05
5 Years	-7.84
1 Year	-40.02

Class R Shares
Inception (5/31/11)	-3.75%
10 Years	-1.70
5 Years	-7.39
1 Year	-39.15

Class Y Shares
Inception (5/31/11)	-3.27%
10 Years	-1.20
5 Years	-6.93
1 Year	-38.83

Class R5 Shares
Inception (5/31/11)	-3.27%
10 Years	-1.20
5 Years	-6.93
1 Year	-38.83

Class R6 Shares
Inception (9/24/12)	-1.51%
10 Years	-1.23
5 Years	-6.94
1 Year	-38.93

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4	Invesco Emerging Markets Select Equity Fund

Supplemental Information

Invesco Emerging Markets Select Equity Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The MSCI Emerging Markets IndexSM is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎	The Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging market funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5	Invesco Emerging Markets Select Equity Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Consumer Discretionary	32.16%

Consumer Staples	15.85

Financials	14.88

Information Technology	9.82

Health Care	8.52

Industrials	8.22

Real Estate	2.97

Communication Services	2.80

Materials	2.28

Money Market Funds Plus Other Assets Less Liabilities	2.50

Top 10 Equity Holdings*

		% of total net assets

1.	Gree Electric Appliances, Inc. of Zhuhai, A Shares	5.42%

2.	China Isotope & Radiation Corp.	4.99

3.	Housing Development Finance Corp. Ltd.	4.82

4.	Pinduoduo, Inc., ADR	4.44

5.	Samsung Electronics Co. Ltd., Preference Shares	4.32

6.	Kweichow Moutai Co. Ltd., A Shares	4.12

7.	Yum China Holdings, Inc.	3.90

8.	PT Bank Rakyat Indonesia (Persero) Tbk	3.69

9.	Inner Mongolia Yili Industrial Group Co. Ltd., A Shares	3.28

10.	KE Holdings, Inc., ADR	2.97

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2022.

6	Invesco Emerging Markets Select Equity Fund

Schedule of Investments

October 31, 2022

	Shares	Value

Common Stocks & Other Equity Interests–97.50%
Brazil–18.54%
Afya Ltd., Class A(a)(b)	70,000	$1,031,800

Ambev S.A.	350,000	1,084,116

Arcos Dorados Holdings, Inc., Class A	122,000	919,880

Grupo SBF S.A.	160,001	586,665

Hypera S.A.	80,000	786,913

Itau Unibanco Holding S.A., Preference Shares	186,000	1,094,647

MercadoLibre, Inc.(a)	1,000	901,620

Raia Drogasil S.A.	115,000	585,742

		6,991,383

Chile–0.72%
Banco de Chile	3,000,000	271,053

China–40.17%
Beijing Airdoc Technology Co. Ltd.(a)(c)	107,600	141,433

China Isotope & Radiation Corp.	1,218,800	1,879,576

East Money Information Co. Ltd., A Shares	486,000	1,037,763

Gree Electric Appliances, Inc. of Zhuhai, A Shares	520,003	2,043,116

Haitian International Holdings Ltd.	278,000	555,892

Helens International Holdings Co. Ltd.(a)	460,000	442,614

Inner Mongolia Yili Industrial Group Co. Ltd., A Shares	358,000	1,237,652

KE Holdings, Inc., ADR(a)(b)	110,000	1,119,800

Kweichow Moutai Co. Ltd., A Shares	8,400	1,555,052

Medlive Technology Co. Ltd.(c)	467,500	403,993

Pinduoduo, Inc., ADR(a)	30,500	1,672,315

Shenzhou International Group Holdings Ltd.	106,500	735,060

Tencent Holdings Ltd.	22,000	577,275

Virscend Education Co. Ltd.(c)	16,000,000	277,485

Yum China Holdings, Inc.	35,600	1,472,060

		15,151,086

India–13.12%
Computer Age Management Services Ltd.	32,000	984,794

FSN E-Commerce Ventures Ltd.(a)	48,500	676,131

Housing Development Finance Corp. Ltd.	61,000	1,818,592

Varun Beverages Ltd.	43,800	554,555

Zomato Ltd.(a)	1,200,000	912,688

		4,946,760

Indonesia–5.97%
PT Avia Avian Tbk	17,077,700	859,528

PT Bank Rakyat Indonesia (Persero) Tbk	4,680,000	1,392,703

		2,252,231

Malaysia–1.74%
CTOS Digital Bhd.	2,200,000	655,736

Mexico–3.42%
Arca Continental S.A.B. de C.V.	43,058	352,692

	Shares	Value

Mexico–(continued)
Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B	39,999	$936,129

		1,288,821

Poland–3.80%
CD Projekt S.A.(b)	18,000	478,608

InPost S.A.(a)	150,000	956,787

		1,435,395

Russia–0.00%
Sberbank of Russia PJSC(a)(d)	532,000	0

Yandex N.V., Class A(a)(d)	26,000	0

		0

South Korea–5.51%
Coupang, Inc.(a)(b)	26,000	449,020

Samsung Electronics Co. Ltd., Preference Shares	43,600	1,628,144

		2,077,164

Taiwan–2.89%
King Slide Works Co. Ltd.	9,000	117,045

Taiwan Semiconductor Manufacturing Co. Ltd.	81,000	974,762

		1,091,807

Thailand–1.62%
Thai Beverage PCL	1,500,000	609,584

Total Common Stocks & Other Equity Interests (Cost $50,780,880)		36,771,020

Money Market Funds–2.67%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(e)(f)	354,701	354,701

Invesco Liquid Assets Portfolio, Institutional Class, 3.03%(e)(f)	248,510	248,560

Invesco Treasury Portfolio, Institutional Class, 3.08%(e)(f)	405,372	405,372

Total Money Market Funds (Cost $1,008,610)		1,008,633

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-100.17% (Cost $51,789,490)		37,779,653

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.66%
Invesco Private Government Fund, 3.18%(e)(f)(g)	386,334	386,334

Invesco Private Prime Fund, 3.28%(e)(f)(g)	993,173	993,173

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,379,499)		1,379,507

TOTAL INVESTMENTS IN SECURITIES–103.83% (Cost $53,168,989)		39,159,160

OTHER ASSETS LESS LIABILITIES–(3.83)%		(1,444,028)

NET ASSETS–100.00%		$37,715,132

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Emerging Markets Select Equity Fund

Investment Abbreviations:

ADR – American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2022.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $822,911, which represented 2.18% of the Fund’s Net Assets.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

				Change in	Realized
	Value	Purchases	Proceeds	Unrealized	Gain	Value
	October 31, 2021	at Cost	from Sales	Appreciation	(Loss)	October 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,026,877	$7,931,351	$(9,603,527)	$-	$-	$354,701	$ 1,828
Invesco Liquid Assets Portfolio, Institutional Class	1,411,912	5,665,250	(6,828,642)	61	(21)	248,560	1,812
Invesco Treasury Portfolio, Institutional Class	2,316,431	9,064,401	(10,975,460)	-	-	405,372	2,750
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	7,613,664	(7,227,330)	-	-	386,334	4,650	*
Invesco Private Prime Fund	-	17,936,222	(16,943,196)	8	139	993,173	12,578	*
Total	$5,755,220	$48,210,888	$(51,578,155)	$69	$118	$2,388,140	$23,618

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Emerging Markets Select Equity Fund

Statement of Assets and Liabilities

October 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $50,780,880)*	$36,771,020

Investments in affiliated money market funds, at value (Cost $2,388,109)	2,388,140

Foreign currencies, at value (Cost $25,511)	21,105

Receivable for:
Investments sold	76,814

Fund shares sold	37,996

Dividends	16,549

Investment for trustee deferred compensation and retirement plans	17,620

Other assets	38,462

Total assets	39,367,706

Liabilities:
Payable for:
Investments purchased	115,694

Fund shares reacquired	35,354

Accrued foreign taxes	3,174

Collateral upon return of securities loaned	1,379,499

Accrued fees to affiliates	29,710

Accrued trustees’ and officers’ fees and benefits	852

Accrued other operating expenses	69,321

Trustee deferred compensation and retirement plans	18,970

Total liabilities	1,652,574

Net assets applicable to shares outstanding	$37,715,132

Net assets consist of:
Shares of beneficial interest	$64,244,192

Distributable earnings (loss)	(26,529,060)

$37,715,132

Net Assets:
Class A	$19,148,304

Class C	$2,730,809

Class R	$2,793,546

Class Y	$10,950,764

Class R5	$1,359,381

Class R6	$732,328

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	3,367,608

Class C	503,963

Class R	498,161

Class Y	1,915,246

Class R5	237,713

Class R6	128,148

Class A:
Net asset value per share	$5.69

Maximum offering price per share (Net asset value of $5.69 ÷ 94.50%)	$6.02

Class C:
Net asset value and offering price per share	$5.42

Class R:
Net asset value and offering price per share	$5.61

Class Y:
Net asset value and offering price per share	$5.72

Class R5:
Net asset value and offering price per share	$5.72

Class R6:
Net asset value and offering price per share	$5.71

*	At October 31, 2022, securities with an aggregate value of $1,330,587 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Emerging Markets Select Equity Fund

Statement of Operations

For the year ended October 31, 2022

Investment income:

Dividends (net of foreign withholding taxes of $144,032)	$1,285,687

Dividends from affiliated money market funds (includes net securities lending income of $1,038)	7,428

Total investment income	1,293,115

Expenses:

Advisory fees	533,849

Administrative services fees	7,257

Custodian fees	37,588

Distribution fees:
Class A	74,057

Class C	39,944

Class R	17,857

Transfer agent fees – A, C, R and Y	127,693

Transfer agent fees – R5	530

Transfer agent fees – R6	335

Trustees’ and officers’ fees and benefits	19,501

Registration and filing fees	79,290

Reports to shareholders	15,690

Professional services fees	57,165

Other	12,458

Total expenses	1,023,214

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(275,392)

Net expenses	747,822

Net investment income	545,293

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $19,139)	(12,000,934)

Affiliated investment securities	118

Foreign currencies	(109,041)

Forward foreign currency contracts	(2,773)

(12,112,630)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $129,744)	(16,021,885)

Affiliated investment securities	69

Foreign currencies	(1,416)

(16,023,232)

Net realized and unrealized gain (loss)	(28,135,862)

Net increase (decrease) in net assets resulting from operations	$(27,590,569)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Emerging Markets Select Equity Fund

Statement of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	2022	2021

Operations:
Net investment income	$545,293	$917,718

Net realized gain (loss)	(12,112,630)	5,548,469

Change in net unrealized appreciation (depreciation)	(16,023,232)	(15,956,937)

Net increase (decrease) in net assets resulting from operations	(27,590,569)	(9,490,750)

Distributions to shareholders from distributable earnings:
Class A	(1,347,566)	(232,728)

Class C	(149,032)	(30,624)

Class R	(137,567)	(18,143)

Class Y	(818,543)	(196,967)

Class R5	(80,790)	(14,105)

Class R6	(57,289)	(7,257)

Total distributions from distributable earnings	(2,590,787)	(499,824)

Share transactions–net:
Class A	(5,657,746)	6,168,552

Class C	(764,650)	(684,996)

Class R	379,273	1,340,633

Class Y	(10,476,582)	(984,967)

Class R5	80,442	(1,742)

Class R6	(165,209)	546,920

Net increase (decrease) in net assets resulting from share transactions	(16,604,472)	6,384,400

Net increase (decrease) in net assets	(46,785,828)	(3,606,174)

Net assets:
Beginning of year	84,500,960	88,107,134

End of year	$37,715,132	$84,500,960

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Emerging Markets Select Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/22	$9.68	$0.07		$(3.73)	$(3.66)	$(0.07)	$(0.26)	$(0.33)	$5.69	(38.99)%	$19,148	1.33%	1.83%	0.93%		70%
Year ended 10/31/21	10.58	0.10		(0.94)	(0.84)	(0.06)	–	(0.06)	9.68	(8.07)	40,389	1.33	1.67	0.84		47
Year ended 10/31/20	9.10	0.04		1.67	1.71	(0.23)	–	(0.23)	10.58	19.11	39,446	1.33	1.72	0.45		42
Year ended 10/31/19	7.67	0.23	(d)	1.60	1.83	(0.03)	(0.37)	(0.40)	9.10	25.14	34,665	1.33	1.89	2.81	(d)	45
Year ended 10/31/18	9.30	0.07		(1.69)	(1.62)	(0.01)	–	(0.01)	7.67	(17.45)	27,580	1.33	2.03	0.73		104
Class C
Year ended 10/31/22	9.23	0.01		(3.56)	(3.55)	–	(0.26)	(0.26)	5.42	(39.43)	2,731	2.08	2.58	0.18		70
Year ended 10/31/21	10.16	0.01		(0.90)	(0.89)	(0.04)	–	(0.04)	9.23	(8.81)	5,605	2.08	2.42	0.09		47
Year ended 10/31/20	8.74	(0.03)		1.60	1.57	(0.15)	–	(0.15)	10.16	18.17	6,882	2.08	2.47	(0.30)		42
Year ended 10/31/19	7.41	0.16	(d)	1.54	1.70	–	(0.37)	(0.37)	8.74	24.09	6,550	2.08	2.64	2.06	(d)	45
Year ended 10/31/18	9.04	(0.00)		(1.63)	(1.63)	–	–	–	7.41	(18.03)	7,296	2.08	2.78	(0.02)		104
Class R
Year ended 10/31/22	9.55	0.05		(3.68)	(3.63)	(0.05)	(0.26)	(0.31)	5.61	(39.15)	2,794	1.58	2.08	0.68		70
Year ended 10/31/21	10.46	0.07		(0.93)	(0.86)	(0.05)	–	(0.05)	9.55	(8.30)	4,292	1.58	1.92	0.59		47
Year ended 10/31/20	8.99	0.02		1.65	1.67	(0.20)	–	(0.20)	10.46	18.90	3,514	1.58	1.97	0.20		42
Year ended 10/31/19	7.59	0.21	(d)	1.57	1.78	(0.01)	(0.37)	(0.38)	8.99	24.62	2,795	1.58	2.14	2.56	(d)	45
Year ended 10/31/18	9.21	0.05		(1.67)	(1.62)	–	–	–	7.59	(17.59)	2,077	1.58	2.28	0.48		104
Class Y
Year ended 10/31/22	9.73	0.09		(3.75)	(3.66)	(0.09)	(0.26)	(0.35)	5.72	(38.83)	10,951	1.08	1.58	1.18		70
Year ended 10/31/21	10.62	0.13		(0.96)	(0.83)	(0.06)	–	(0.06)	9.73	(7.91)	30,487	1.08	1.42	1.09		47
Year ended 10/31/20	9.13	0.07		1.67	1.74	(0.25)	–	(0.25)	10.62	19.48	34,678	1.08	1.47	0.70		42
Year ended 10/31/19	7.71	0.26	(d)	1.59	1.85	(0.06)	(0.37)	(0.43)	9.13	25.27	23,550	1.08	1.64	3.06	(d)	45
Year ended 10/31/18	9.33	0.09		(1.69)	(1.60)	(0.02)	–	(0.02)	7.71	(17.17)	16,697	1.08	1.78	0.98		104
Class R5
Year ended 10/31/22	9.73	0.09		(3.75)	(3.66)	(0.09)	(0.26)	(0.35)	5.72	(38.83)	1,359	1.08	1.37	1.18		70
Year ended 10/31/21	10.62	0.13		(0.96)	(0.83)	(0.06)	–	(0.06)	9.73	(7.91)	2,224	1.08	1.25	1.09		47
Year ended 10/31/20	9.13	0.07		1.67	1.74	(0.25)	–	(0.25)	10.62	19.48	2,428	1.08	1.26	0.70		42
Year ended 10/31/19	7.71	0.26	(d)	1.59	1.85	(0.06)	(0.37)	(0.43)	9.13	25.27	2,033	1.08	1.39	3.06	(d)	45
Year ended 10/31/18	9.33	0.09		(1.69)	(1.60)	(0.02)	–	(0.02)	7.71	(17.16)	1,623	1.08	1.55	0.98		104
Class R6
Year ended 10/31/22	9.73	0.09		(3.76)	(3.67)	(0.09)	(0.26)	(0.35)	5.71	(38.93)	732	1.08	1.37	1.18		70
Year ended 10/31/21	10.61	0.13		(0.95)	(0.82)	(0.06)	–	(0.06)	9.73	(7.82)	1,505	1.08	1.25	1.09		47
Year ended 10/31/20	9.12	0.07		1.67	1.74	(0.25)	–	(0.25)	10.61	19.50	1,161	1.08	1.26	0.70		42
Year ended 10/31/19	7.70	0.26	(d)	1.59	1.85	(0.06)	(0.37)	(0.43)	9.12	25.31	629	1.08	1.39	3.06	(d)	45
Year ended 10/31/18	9.32	0.09		(1.69)	(1.60)	(0.02)	–	(0.02)	7.70	(17.18)	227	1.08	1.55	0.98		104

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the year ended October 31, 2019. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.07 and 0.95%, $0.00 and 0.20%, $0.05 and 0.70%, $0.10 and 1.20%, $0.10 and 1.20% and $0.10 and 1.20% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Emerging Markets Select Equity Fund

Notes to Financial Statements

October 31, 2022

NOTE 1–Significant Accounting Policies

Invesco Emerging Markets Select Equity Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. The Fund is classified as non-diversified. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

13	Invesco Emerging Markets Select Equity Fund

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2022, fees paid to the Adviser were less than $500. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliated money market funds on the Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases

14	Invesco Emerging Markets Select Equity Fund

and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

M.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.935%

Next $250 million	0.910%

Next $500 million	0.885%

Next $1.5 billion	0.860%

Next $2.5 billion	0.835%

Next $2.5 billion	0.810%

Next $2.5 billion	0.785%

Over $10 billion	0.760%

For the year ended October 31, 2022, the effective advisory fee rate incurred by the Fund was 0.93%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2024, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.33%, 2.08%, 1.58%, 1.08%, 1.08% and 1.08%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

15	Invesco Emerging Markets Select Equity Fund

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2022, the Adviser waived advisory fees of $675 and reimbursed class level expenses of $145,252, $19,594, $17,538, $83,327, $5,109 and $3,223 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2022, IDI advised the Fund that IDI retained $6,927 in front-end sales commissions from the sale of Class A shares and $1,170 and $352 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended October 31, 2022, the Fund incurred $174 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Brazil	$6,991,383	$–	$–	$6,991,383

Chile	–	271,053	–	271,053

China	4,264,175	10,886,911	–	15,151,086

India	–	4,946,760	–	4,946,760

Indonesia	–	2,252,231	–	2,252,231

Malaysia	–	655,736	–	655,736

Mexico	1,288,821	–	–	1,288,821

Poland	–	1,435,395	–	1,435,395

Russia	–	–	0	0

South Korea	449,020	1,628,144	–	2,077,164

Taiwan	–	1,091,807	–	1,091,807

Thailand	–	609,584	–	609,584

Money Market Funds	1,008,633	1,379,507	–	2,388,140

Total Investments	$14,002,032	$25,157,128	$0	$39,159,160

NOTE 4–Derivative Investments

The Trust may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a trust may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and

16	Invesco Emerging Markets Select Equity Fund

close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Trust does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Currency
Risk

Realized Gain (Loss):
Forward foreign currency contracts	$(2,773)

The table below summarizes the average notional value of forward foreign currency contracts held during the period.

Forward
Foreign Currency
Contracts

Average notional value	$451,596

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $674.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021

Ordinary income*	$558,194	$499,824

Long-term capital gain	2,032,593	–

Total distributions	$2,590,787	$499,824

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$377,110

Net unrealized appreciation (depreciation) – investments	(15,374,163)

Net unrealized appreciation (depreciation) – foreign currencies	(4,876)

Temporary book/tax differences	(16,486)

Capital loss carryforward	(11,510,645)

Shares of beneficial interest	64,244,192

Total net assets	$37,715,132

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

17	Invesco Emerging Markets Select Equity Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$7,059,795	$4,450,850	$11,510,645

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2022 was $39,203,025 and $52,459,768, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$4,149,684

Aggregate unrealized (depreciation) of investments	(19,523,847)

Net unrealized appreciation (depreciation) of investments	$(15,374,163)

Cost of investments for tax purposes is $54,533,323.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, foreign capital gains taxes and distributions, on October 31, 2022, undistributed net investment income was decreased by $148,609 and undistributed net realized gain (loss) was increased by $148,609. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	427,982	$3,270,667	1,596,968	$19,214,515

Class C	93,567	691,359	194,700	2,223,840

Class R	154,824	1,144,146	211,427	2,434,522

Class Y	890,254	6,920,762	1,822,655	21,297,060

Class R5	-	-	817	9,738

Class R6	45,928	356,071	75,337	896,201

Issued as reinvestment of dividends:
Class A	144,164	1,251,341	17,922	215,778

Class C	16,831	140,207	2,462	28,493

Class R	15,857	136,054	1,517	18,069

Class Y	76,547	666,722	15,856	191,539

Class R5	9,235	80,442	1,156	13,965

Class R6	6,386	55,620	595	7,179

Automatic conversion of Class C shares to Class A shares:
Class A	36,333	267,811	101,965	1,203,141

Class C	(38,011)	(267,811)	(106,303)	(1,203,141)

18	Invesco Emerging Markets Select Equity Fund

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(1,414,424)	$(10,447,565)	(1,271,382)	$(14,464,882)

Class C	(175,368)	(1,328,405)	(161,042)	(1,734,188)

Class R	(121,960)	(900,927)	(99,313)	(1,111,958)

Class Y	(2,183,906)	(18,064,066)	(1,971,810)	(22,473,566)

Class R5	-	-	(2,109)	(25,445)

Class R6	(78,928)	(576,900)	(30,570)	(356,460)

Net increase (decrease) in share activity	(2,094,689)	$(16,604,472)	400,848	$6,384,400

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 31% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 4% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

19	Invesco Emerging Markets Select Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Emerging Markets Select Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Emerging Markets Select Equity Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas
December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20	Invesco Emerging Markets Select Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$807.10	$6.06	$1,018.50	$6.77	1.33%
Class C	1,000.00	804.20	9.46	1,014.72	10.56	2.08
Class R	1,000.00	806.00	7.19	1,017.24	8.03	1.58
Class Y	1,000.00	807.90	4.92	1,019.76	5.50	1.08
Class R5	1,000.00	807.90	4.92	1,019.76	5.50	1.08
Class R6	1,000.00	807.60	4.92	1,019.76	5.50	1.08

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2022 through October 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21	Invesco Emerging Markets Select Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Emerging Markets Select Equity Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled

Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Hong Kong Limited currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the MSCI Emerging Markets Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one and three year periods and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the Fund’s stock selection in certain sectors, as well as the Fund’s holdings in China, detracted from Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

22	Invesco Emerging Markets Select Equity Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco

Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

23	Invesco Emerging Markets Select Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$2,032,592
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24	Invesco Emerging Markets Select Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Emerging Markets Select Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps

(non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189

Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent

Directors Council

(professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			189	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Emerging Markets Select Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			189

Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of

Pulitzer Center for Crisis Reporting

(non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	189	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Emerging Markets Select Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Emerging Markets Select Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Emerging Markets Select Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco Emerging Markets Select Equity Fund

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	EME-AR-1

Annual Report to Shareholders	October 31, 2022

Invesco Fundamental Alternatives Fund

Nasdaq:

A: QVOPX ∎ C: QOPCX ∎ R: QOPNX ∎ Y: QOPYX ∎ R5: FDATX ∎ R6: QOPIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Consolidated Schedule of Investments

23	Consolidated Financial Statements

26	Consolidated Financial Highlights

27	Notes to Consolidated Financial Statements

37	Report of Independent Registered Public Accounting Firm

38	Fund Expenses

39	Approval of Investment Advisory and Sub-Advisory Contracts

41	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2022, Class A shares of Invesco Fundamental Alternatives Fund (the Fund), at net asset value (NAV), underperformed the HFRX Global Hedge Fund Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/21 to 10/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-6.60%
Class C Shares	-7.28
Class R Shares	-6.87
Class Y Shares	-6.38
Class R5 Shares	-6.25
Class R6 Shares	-6.21
HFRX Global Hedge Fund Index▼	-5.28
Source(s): ▼Bloomberg LP

Market conditions and your Fund

At the beginning of the fiscal year ended October 31, 2022, developed global equity markets were mostly positive, despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified at the end of 2021, resulting in broadly higher costs for companies and consumers. Emerging market equities declined due in part to COVID-19 concerns and China’s ongoing regulatory tightening in the private education and technology sectors and slowing economic growth.

Global equity markets declined in the first half of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains, and increasing shortages of oil, gas and raw materials, with the price of oil rising sharply.

Inflation headwinds continued into the third quarter of 2022. The US Federal Reserve (the Fed), the European Central Bank and the Bank of England all raised interest rates. In contrast, the People’s Bank of China lowered its policy rate and the Bank of Japan kept rates the same. Emerging market equities, hampered by the strong US dollar, underperformed developed market equities.

During October 2022, developed market equities rebounded and were in positive territory. Developed market equities outperformed emerging market equities, which declined primarily driven by weakness in China as Chinese markets reacted to the reappointment of President Xi and his authority, with no signs of the country’s zero-COVID-19 policy being relaxed. Despite the rebound in October for developed market equities, at the end of the fiscal year, trailing one-year returns for developed market equities and emerging market equities were both in negative territory.

For the fiscal year ended October 31, 2022, the Fund’s Class A shares (without sales charge) generated a total return of -6.60%. The Fund underperformed the HFRX Global Hedge Fund Index, which returned -5.28% during the fiscal year. The Fund invests across three distinct alternative investment strategies including equity, credit and macro. All three strategies generated positive returns during the fiscal year.

The Fund’s equity sleeve follows its systematic defensive multi-factor approach, which combines a focus on low volatility with other factor exposures, particularly Quality, Momentum and Value.

The strategy simultaneously targets to provide downside protection and benefits from the extra return potential of equity factors.

The resulting portfolio will hold a diversified mix of stocks that are deemed attractive from a factor and/or risk perspective. We believe this may decrease the impact of stock-specific effects on the portfolio and hence increase the portion of risk and return that is explained by our intended factors – Quality, Momentum and Value, as well as Low Volatility.

For the fiscal year ended October 31, 2022, the Fund’s equity strategy outperformed the S&P 500 Index mainly due to its inherently defensive low volatility positioning, which had a strong positive contribution in a declining market. In addition, our intended factors combined to also add to performance. Within our factors, Value led the way as investors rewarded companies trading at attractive valuations through mid-June before pulling back abruptly. By the beginning of October, sentiment reversed again with Value regaining its upward trend. Momentum added to returns as well, particularly toward the end of the fiscal year. Quality, however, detracted modestly overall.

US interest rate moves and inflation risk significantly affected fixed-income valuations during the fourth quarter of 2021. The two-year Treasury yield rose moderately from 0.27% to 0.73%, while the 10-year Treasury increased slightly from 1.48% to 1.52% during the quarter.1 The yield curve, as measured by the yield differential between two-and 10-year Treasuries, flattened during the quarter.

The onset of the Russia-Ukraine war in the first quarter further exacerbated inflationary pressures while also exerting downward pressure on economic growth through a surge in commodity/energy prices. These forces, combined with tightening financial conditions, were negative for credit asset classes, as evidenced by the two-year Treasury yield rising significantly from 0.78% to 2.28%, while the 10-year Treasury increased slightly from 1.63% to 2.32%,1 during the first quarter.

In the second quarter of 2022, the macro backdrop of tightening financial conditions and slowing economic growth continued to apply pressure on fixed-income markets. Inflation, as measured by the Consumer Price Index, increased further to 9.1% and fixed-income markets experienced significant negative performance as all bond sectors felt the impact of rising interest rates with negative performance ranging from -0.9% (Bloomberg Asset-Backed Securities) to -9.8% (Bloomberg US Corporate High Yield).3 The Fed continued its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates while simultaneously engineering a soft landing to not push the economy into a recession. The Fed aggressively raised its key Fed funds rate during the fiscal year, including a 0.50% hike in May and three 0.75% hikes each of June, July and November, the largest hikes since 1994 to a target Fed funds rate of 3.75-4.00%, the highest since 2008.3 In their November 2022 meeting, the Fed signaled their hawkish policies would continue, though a slowing of the pace of rate increases was likely. While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates increased from 2.92% to 4.51% during the fiscal year, while 10-year Treasury rates increased from 2.98% to 4.10%.1 At the end of the fiscal year, the yield curve remained inverted, which historically has been an indicator of a potential recession.

The Fund’s credit sleeve utilizes a systematic, quantitative, factor-based approach to investing.

Over the fiscal year, duration was the largest detractor from the Fund’s performance as interest rates rose sharply over the fiscal year, followed by carry and value, while low volatility bonds were the sole contributor to the Fund’s performance. The rise of interest rates during the fiscal year had a negative impact on performance, but overall, bonds with attractive factor characteristics positively impacted the Fund’s absolute performance, counterweighing the negative impact of interest rates.

2	Invesco Fundamental Alternatives Fund

The Fund’s macro sleeve attempts to take advantage of short-term market trends by investing both long- and short-term across liquid global equity, government bond and commodity markets based on each asset’s likelihood to outperform cash over the next 30-day period. Within the macro sleeve, bonds were the top contributor to the Fund’s performance while equities and commodities detracted from the Fund’s performance. Bonds delivered gains due to timely underweight exposures in the UK and the US. Exposure to equities produced negative results as there was no persistent performance month-to-month, which made getting on the right side of the trend a challenge. Exposure to commodities produced modest losses as strong early fiscal year commodity performance became volatile later in the fiscal year and ran counter to our positioning in energy and agriculture.

The Fund is managed as three separate strategies; therefore, the detractors from the Fund’s performance are included in the discussion of the individual sleeves that collectively make up the Fund.

The Fund continues to focus on selecting securities that we believe offer attractive risk-adjusted returns and can deliver effective diversification combined with low volatility, good downside risk mitigation and low sensitivity to traditional market factors over the long-term.

Please note that the macro strategy is principally implemented with derivative instruments that include futures, forward foreign currency contracts, commodity-linked notes, credit default swaps and total return swaps. Therefore, all or most of the performance of the macro strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities

We thank you for your continued investment in the Invesco Fundamental Alternatives Fund.

1	Source: US Department of the Treasury
2	Source: Bloomberg LP
3	Source: Federal Reserve of Economic Data

Portfolio manager(s):

Chris Devine

Tarun Gupta

Scott Hixon

Jay Raol

Scott Wolle

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Fundamental Alternatives Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/12

1	Source: Bloomberg LP

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Fundamental Alternatives Fund

Average Annual Total Returns
As of 10/31/22, including maximum applicable sales charges

Class A Shares
Inception (1/3/89)	6.66%
10 Years	1.29
5 Years	-1.02
1 Year	-11.75

Class C Shares
Inception (9/1/93)	5.05%
10 Years	1.24
5 Years	-0.65
1 Year	-8.19

Class R Shares
Inception (3/1/01)	1.80%
10 Years	1.59
5 Years	-0.16
1 Year	-6.87

Class Y Shares
Inception (12/16/96)	3.82%
10 Years	2.10
5 Years	0.34
1 Year	-6.38

Class R5 Shares
10 Years	2.00%
5 Years	0.38
1 Year	-6.25

Class R6 Shares
Inception (2/28/13)	2.16%
5 Years	0.53
1 Year	-6.21

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Fundamental Alternatives Fund (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Fundamental Alternatives Fund. Note: The Fund was subsequently renamed the Invesco Fundamental Alternatives Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Fundamental Alternatives Fund

Supplemental Information

Invesco Fundamental Alternatives Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Fundamental Alternatives Fund

Fund Information

Volatility Contribution*

Strategy	Annualized Volatility Contribution	Volatility Contribution as % of Investment Strategy
Credit	0.42%	11.08%
Equity	3.14	82.85
Macro	0.23	6.07
Total	3.79%	100.00%

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2022.

7	Invesco Fundamental Alternatives Fund

Consolidated Schedule of Investments(a)

October 31, 2022

	Shares	Value
Common Stocks & Other Equity Interests–37.43%
Advertising–0.14%
Catalina Marketing Corp.	1,362	$ 460
Interpublic Group of Cos., Inc. (The)	9,527	283,809
Omnicom Group, Inc.	3,331	242,330
		526,599

Aerospace & Defense–0.10%
Raytheon Technologies Corp.	4,176	395,968

Agricultural & Farm Machinery–0.06%
Deere & Co.	612	242,242

Agricultural Products–0.07%
Archer-Daniels-Midland Co.	2,940	285,121

Air Freight & Logistics–0.31%
C.H. Robinson Worldwide, Inc.	2,776	271,271
Expeditors International of Washington, Inc.(b)	4,339	424,571
United Parcel Service, Inc., Class B	3,012	505,323
		1,201,165

Alternative Carriers–0.07%
Liberty Global PLC, Class C (United Kingdom)(c)	9,783	172,768
Lumen Technologies, Inc.	13,183	97,027
		269,795

Application Software–0.54%
Adobe, Inc.(c)	1,627	518,199
Blackbaud, Inc.(c)	2,864	156,661
Cadence Design Systems, Inc.(c)	2,034	307,927
Dropbox, Inc., Class A(c)	5,458	118,712
Fusion Connect, Inc.(c)(d)	1	0
Fusion Connect, Inc., Wts., expiring 01/14/2040(c)(d)	6,073	61
Intuit, Inc.	655	280,012
Manhattan Associates, Inc.(c)	1,014	123,373
salesforce.com, inc.(b)(c)	2,178	354,121
Synopsys, Inc.(c)	491	143,642
Tyler Technologies, Inc.(c)	247	79,863
		2,082,571

Asset Management & Custody Banks–0.16%
Ameriprise Financial, Inc.	835	258,115
Blackstone, Inc., Class A	1,902	173,348
Federated Hermes, Inc., Class B	5,165	179,484
		610,947

Auto Parts & Equipment–0.02%
Gentex Corp.	3,426	90,755

Automobile Manufacturers–0.51%
Ford Motor Co.	20,451	273,430
General Motors Co.	6,025	236,481
Tesla, Inc.(c)	6,443	1,466,040
		1,975,951

	Shares	Value
Automotive Retail–0.29%
AutoNation, Inc.(c)	1,850	$ 196,673
AutoZone, Inc.(c)	178	450,853
Murphy USA, Inc.	494	155,368
O’Reilly Automotive, Inc.(c)	365	305,567
		1,108,461

Biotechnology–2.19%
AbbVie, Inc.	8,782	1,285,685
Amgen, Inc.	4,160	1,124,656
Biogen, Inc.(c)	2,457	696,412
BioMarin Pharmaceutical, Inc.(c)	7,048	610,568
Gilead Sciences, Inc.	14,465	1,134,924
Incyte Corp.(c)	3,314	246,363
Ionis Pharmaceuticals, Inc.(b)(c)	9,775	432,055
Moderna, Inc.(c)	936	140,709
Regeneron Pharmaceuticals, Inc.(c)	1,394	1,043,757
Seagen, Inc.(c)	666	84,689
United Therapeutics Corp.(c)	3,101	714,873
Vertex Pharmaceuticals, Inc.(b)(c)	2,989	932,568
		8,447,259

Broadcasting–0.14%
Fox Corp., Class A	2,958	85,397
Nexstar Media Group, Inc., Class A(b)	2,682	459,427
		544,824

Building Products–0.34%
A.O. Smith Corp.	2,328	127,528
Builders FirstSource, Inc.(b)(c)	4,640	286,102
Carrier Global Corp.	2,397	95,305
Lennox International, Inc.	585	136,639
Masco Corp.	3,042	140,753
Owens Corning	2,267	194,078
Trane Technologies PLC	1,282	204,646
UFP Industries, Inc.	1,841	131,134
		1,316,185

Cable & Satellite–0.39%
Charter Communications, Inc., Class A(c)	1,067	392,251
Comcast Corp., Class A	23,031	731,004
Liberty Broadband Corp., Class C(c)	1,022	86,287
Sirius XM Holdings, Inc.(b)	49,181	297,053
		1,506,595

Casinos & Gaming–0.02%
Boyd Gaming Corp.	1,411	81,499

Commodity Chemicals–0.18%
Dow, Inc.	7,519	351,438
LyondellBasell Industries N.V., Class A	2,547	194,718
Olin Corp.	2,997	158,691
		704,847

Communications Equipment–0.47%
Cisco Systems, Inc.	25,403	1,154,058
Juniper Networks, Inc.	4,521	138,343
Motorola Solutions, Inc.	842	210,256

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco Fundamental Alternatives Fund

	Shares	Value
Communications Equipment–(continued)
Ubiquiti, Inc.	865	$ 299,939
		1,802,596

Construction & Engineering–0.20%
AECOM	2,748	206,869
EMCOR Group, Inc.	2,939	414,693
Quanta Services, Inc.	970	137,779
		759,341

Construction Machinery & Heavy Trucks–0.20%
Allison Transmission Holdings, Inc.	3,525	148,931
Caterpillar, Inc.	1,117	241,786
Terex Corp.	5,461	221,389
Wabtec Corp.	1,747	162,960
		775,066

Consumer Finance–0.39%
Ally Financial, Inc.	11,974	330,003
American Express Co.	1,173	174,132
Capital One Financial Corp.	2,956	313,395
Discover Financial Services	3,123	326,229
SLM Corp.	8,068	133,848
Synchrony Financial	6,025	214,249
		1,491,856

Copper–0.03%
Freeport-McMoRan, Inc.	3,460	109,647

Data Processing & Outsourced Services–1.77%
Automatic Data Processing, Inc.	5,154	1,245,722
Broadridge Financial Solutions, Inc.	2,023	303,571
Fidelity National Information Services, Inc.	1,451	120,418
Fiserv, Inc.(b)(c)	3,465	355,994
Jack Henry & Associates, Inc.	3,378	672,425
Mastercard, Inc., Class A	2,320	761,378
Maximus, Inc.	2,864	176,623
Paychex, Inc.	9,576	1,132,936
PayPal Holdings, Inc.(c)	2,051	171,423
SS&C Technologies Holdings, Inc.	3,882	199,612
Visa, Inc., Class A(b)	6,635	1,374,507
Western Union Co. (The)(b)	24,325	328,631
		6,843,240

Distillers & Vintners–0.06%
Constellation Brands, Inc., Class A	935	231,020

Distributors–0.15%
Genuine Parts Co.	1,671	297,204
LKQ Corp.	4,797	266,905
		564,109

Diversified Banks–0.47%
Bank of America Corp.	9,758	351,678
Citigroup, Inc.	6,606	302,951
JPMorgan Chase & Co.	3,039	382,549
U.S. Bancorp	5,906	250,710
Wells Fargo & Co.	11,345	521,757
		1,809,645

Diversified Support Services–0.06%
Cintas Corp.	566	241,993

	Shares	Value
Drug Retail–0.03%
Walgreens Boots Alliance, Inc.	3,433	$ 125,305

Electric Utilities–1.25%
American Electric Power Co., Inc.	8,411	739,495
Constellation Energy Corp.	2,466	233,136
Duke Energy Corp.	9,187	856,045
Edison International	2,804	168,352
Eversource Energy	1,963	149,738
Exelon Corp.	8,800	339,592
NextEra Energy, Inc.	6,979	540,872
NRG Energy, Inc.	3,496	155,222
Pinnacle West Capital Corp.	3,981	267,563
PPL Corp.	11,693	309,748
Southern Co. (The)	10,857	710,916
Xcel Energy, Inc.	5,505	358,431
		4,829,110

Electrical Components & Equipment–0.03%
Eaton Corp. PLC	739	110,902

Electronic Equipment & Instruments–0.07%
Keysight Technologies, Inc.(c)	1,488	259,135

Environmental & Facilities Services–0.34%
Republic Services, Inc.	7,084	939,480
Waste Connections, Inc.	1,582	208,682
Waste Management, Inc.	1,073	169,931
		1,318,093

Fertilizers & Agricultural Chemicals–0.15%
CF Industries Holdings, Inc.	2,180	231,647
Corteva, Inc.	3,154	206,082
Mosaic Co. (The)	2,336	125,560
		563,289

Financial Exchanges & Data–0.29%
CME Group, Inc., Class A	1,890	327,537
FactSet Research Systems, Inc.	562	239,125
Intercontinental Exchange, Inc.	1,422	135,901
S&P Global, Inc.	1,339	430,154
		1,132,717

Food Retail–0.32%
Casey’s General Stores, Inc.	1,476	343,480
Kroger Co. (The)	18,698	884,228
		1,227,708

Forest Products–0.06%
Louisiana-Pacific Corp.(b)	4,288	242,915

Gas Utilities–0.17%
Atmos Energy Corp.	4,892	521,242
ONE Gas, Inc.	1,970	152,636
		673,878

General Merchandise Stores–0.20%
Dollar General Corp.	2,060	525,403
Target Corp.	1,517	249,167
		774,570

Gold–0.12%
Newmont Corp.	10,769	455,744

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco Fundamental Alternatives Fund

	Shares	Value
Health Care Distributors–0.29%
AmerisourceBergen Corp.	1,729	$ 271,834
Cardinal Health, Inc.	1,661	126,070
McKesson Corp.(b)	1,871	728,511
		1,126,415

Health Care Equipment–0.52%
Abbott Laboratories	8,689	859,690
Becton, Dickinson and Co.	2,685	633,579
Hologic, Inc.(c)	3,549	240,622
Medtronic PLC	3,061	267,348
		2,001,239

Health Care Facilities–0.13%
Acadia Healthcare Co., Inc.(c)	1,697	137,966
HCA Healthcare, Inc.	1,612	350,562
		488,528

Health Care Services–0.45%
Cigna Corp.	2,125	686,502
CVS Health Corp.	5,815	550,681
DaVita, Inc.(c)	878	64,103
Laboratory Corp. of America Holdings	1,163	258,023
Quest Diagnostics, Inc.	1,312	188,469
		1,747,778

Home Improvement Retail–0.16%
Home Depot, Inc. (The)	1,439	426,131
Lowe’s Cos., Inc.	921	179,549
		605,680

Homebuilding–0.06%
Lennar Corp., Class A	1,134	91,514
Taylor Morrison Home Corp., Class A(c)	5,860	154,352
		245,866

Homefurnishing Retail–0.02%
Williams-Sonoma, Inc.	596	73,803

Hotel & Resort REITs–0.06%
Host Hotels & Resorts, Inc.	11,438	215,949

Hotels, Resorts & Cruise Lines–0.11%
Booking Holdings, Inc.(c)	103	192,557
Marriott International, Inc., Class A	583	93,344
Wyndham Hotels & Resorts, Inc.	1,897	144,039
		429,940

Household Products–0.91%
Church & Dwight Co., Inc.	6,332	469,391
Clorox Co. (The)	582	84,995
Colgate-Palmolive Co.	8,828	651,860
Kimberly-Clark Corp.	3,640	453,035
Procter & Gamble Co. (The)	13,930	1,875,953
		3,535,234

Human Resource & Employment Services–0.14%
ManpowerGroup, Inc.	2,386	186,919
Robert Half International, Inc.	3,238	247,577
TriNet Group, Inc.(c)	1,770	115,015
		549,511

	Shares	Value
Hypermarkets & Super Centers–0.42%
Costco Wholesale Corp.	1,893	$ 949,339
Walmart, Inc.	4,850	690,301
		1,639,640

Independent Power Producers & Energy Traders–0.05%
AES Corp. (The)	7,278	190,393

Industrial Conglomerates–0.06%
3M Co.	1,016	127,803
General Electric Co.	1,282	99,752
		227,555

Industrial REITs–0.15%
EastGroup Properties, Inc.	1,192	186,774
Prologis, Inc.	3,458	382,974
		569,748

Insurance Brokers–0.13%
Aon PLC, Class A	813	228,851
Marsh & McLennan Cos., Inc.	1,683	271,788
		500,639

Integrated Oil & Gas–0.64%
Chevron Corp.	7,284	1,317,676
Exxon Mobil Corp.	8,926	989,090
Occidental Petroleum Corp.	2,059	149,483
		2,456,249

Integrated Telecommunication Services–0.34%
AT&T, Inc.	38,117	694,873
Verizon Communications, Inc.	16,338	610,551
		1,305,424

Interactive Home Entertainment–0.30%
Activision Blizzard, Inc.	3,304	240,531
Electronic Arts, Inc.	6,284	791,533
Take-Two Interactive Software, Inc.(c)	1,185	140,399
		1,172,463

Interactive Media & Services–1.02%
Alphabet, Inc., Class A(c)	25,274	2,388,646
Alphabet, Inc., Class C(c)	9,839	931,360
Meta Platforms, Inc., Class A(c)	6,621	616,812
		3,936,818

Internet & Direct Marketing Retail–0.79%
Amazon.com, Inc.(c)	22,860	2,341,778
eBay, Inc.	10,297	410,233
Etsy, Inc.(c)	1,556	146,124
MercadoLibre, Inc. (Brazil)(c)	156	140,653
		3,038,788

Internet Services & Infrastructure–0.23%
Akamai Technologies, Inc.(c)	3,314	292,725
VeriSign, Inc.(c)	3,058	613,007
		905,732

Investment Banking & Brokerage–0.16%
Charles Schwab Corp. (The)	4,116	327,922
Goldman Sachs Group, Inc. (The)	370	127,469

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Fundamental Alternatives Fund

	Shares	Value
Investment Banking & Brokerage–(continued)
Morgan Stanley	1,986	$ 163,189
		618,580

IT Consulting & Other Services–1.01%
Accenture PLC, Class A	4,661	1,323,258
Amdocs Ltd.	7,397	638,435
Cognizant Technology Solutions Corp., Class A	9,434	587,266
Gartner, Inc.(c)	1,992	601,425
International Business Machines Corp.	5,518	763,084
		3,913,468

Life & Health Insurance–0.34%
Aflac, Inc.	3,519	229,122
Brighthouse Financial, Inc.(c)	3,302	188,445
MetLife, Inc.	1,756	128,557
Principal Financial Group, Inc.	2,688	236,893
Unum Group	11,294	514,894
		1,297,911

Life Sciences Tools & Services–0.71%
Agilent Technologies, Inc.	2,075	287,076
Danaher Corp.	3,666	922,622
IQVIA Holdings, Inc.(c)	744	155,995
Mettler-Toledo International, Inc.(c)	161	203,654
PerkinElmer, Inc.	711	94,975
Thermo Fisher Scientific, Inc.(b)	1,196	614,708
Waters Corp.(c)	1,278	382,339
West Pharmaceutical Services, Inc.	317	72,942
		2,734,311

Managed Health Care–0.64%
Centene Corp.(c)	2,934	249,771
Elevance Health, Inc.	966	528,180
Humana, Inc.	275	153,472
Molina Healthcare, Inc.(c)	805	288,882
UnitedHealth Group, Inc.	2,265	1,257,415
		2,477,720

Marine–0.00%
Harvey Gulf International Marine LLC(d)	731	16,448

Movies & Entertainment–0.31%
Liberty Media Corp.-Liberty Formula One, Class C(b)(c)	5,217	301,177
Netflix, Inc.(c)	787	229,710
Walt Disney Co. (The)(c)	1,574	167,694
Warner Bros Discovery, Inc.(c)	9,221	119,873
World Wrestling Entertainment, Inc., Class A(b)	4,950	390,505
		1,208,959

Multi-Sector Holdings–0.59%
Berkshire Hathaway, Inc., Class B(c)	7,738	2,283,406

Multi-Utilities–0.75%
Ameren Corp.	3,281	267,467
CMS Energy Corp.	3,699	211,028
Consolidated Edison, Inc.	9,187	808,089
Dominion Energy, Inc.	9,783	684,517
DTE Energy Co.	2,702	302,921

	Shares	Value
Multi-Utilities–(continued)
Public Service Enterprise Group, Inc.	2,804	$ 157,220
Sempra Energy	1,312	198,033
WEC Energy Group, Inc.	2,923	266,958
		2,896,233

Oil & Gas Equipment & Services–0.06%
Halliburton Co.	6,597	240,263

Oil & Gas Exploration & Production–0.27%
ConocoPhillips	4,339	547,105
Devon Energy Corp.	3,088	238,857
EOG Resources, Inc.	637	86,963
Marathon Oil Corp.	5,842	177,889
Sabine Oil & Gas Holdings, Inc.(c)(d)	115	78
		1,050,892

Oil & Gas Refining & Marketing–0.26%
Marathon Petroleum Corp.	5,105	580,030
Valero Energy Corp.	3,422	429,632
		1,009,662

Oil & Gas Storage & Transportation–0.29%
Kinder Morgan, Inc.	31,455	569,965
Southcross Energy Partners L.P.(d)	17,192	129
Targa Resources Corp.	4,538	310,263
Williams Cos., Inc. (The)	7,696	251,890
		1,132,247

Packaged Foods & Meats–1.30%
Campbell Soup Co.	12,245	647,883
Flowers Foods, Inc.	7,278	208,951
General Mills, Inc.	9,350	762,773
Hershey Co. (The)(b)	4,986	1,190,507
Hormel Foods Corp.	2,977	138,282
JM Smucker Co. (The)	900	135,594
Kellogg Co.	6,526	501,327
Kraft Heinz Co. (The)	9,150	352,001
Mondelez International, Inc., Class A	11,036	678,493
Tyson Foods, Inc., Class A	6,202	423,907
		5,039,718

Personal Products–0.03%
Coty, Inc., Class A(c)	19,907	133,576

Pharmaceuticals–1.91%
Bristol-Myers Squibb Co.	15,099	1,169,720
Eli Lilly and Co.(b)	3,166	1,146,377
Johnson & Johnson	9,273	1,613,224
Merck & Co., Inc.	14,777	1,495,432
Pfizer, Inc.	31,828	1,481,593
Royalty Pharma PLC, Class A	3,422	144,819
Viatris, Inc.	17,522	177,498
Zoetis, Inc.	909	137,059
		7,365,722

Property & Casualty Insurance–0.49%
American Financial Group, Inc.	2,930	425,172
Chubb Ltd.	1,697	364,668
Fidelity National Financial, Inc.	4,967	195,601
Old Republic International Corp.(b)	16,790	389,696
Progressive Corp. (The)	2,759	354,256

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Fundamental Alternatives Fund

	Shares	Value
Property & Casualty Insurance–(continued)
W.R. Berkley Corp.	2,376	$ 176,727
		1,906,120

Publishing–0.13%
John Wiley & Sons, Inc., Class A	3,042	128,342
New York Times Co. (The), Class A	12,288	355,860
		484,202

Railroads–0.23%
CSX Corp.	6,264	182,032
Union Pacific Corp.	3,519	693,736
		875,768

Real Estate Services–0.04%
CBRE Group, Inc., Class A(c)	1,910	135,495

Regional Banks–0.25%
Fifth Third Bancorp	6,979	249,080
Regions Financial Corp.	10,439	229,136
Synovus Financial Corp.	4,236	168,805
Wintrust Financial Corp.	3,331	311,848
		958,869

Research & Consulting Services–0.17%
Booz Allen Hamilton Holding Corp.	4,735	515,405
Verisk Analytics, Inc.	826	151,017
		666,422

Residential REITs–0.11%
Essex Property Trust, Inc.	986	219,129
Mid-America Apartment Communities, Inc.	1,431	225,311
		444,440

Restaurants–0.59%
Chipotle Mexican Grill, Inc.(c)	76	113,873
Domino’s Pizza, Inc.	963	319,947
McDonald’s Corp.	5,011	1,366,300
Starbucks Corp.	1,846	159,845
Yum! Brands, Inc.	2,864	338,668
		2,298,633

Retail REITs–0.04%
Regency Centers Corp.	2,533	153,272

Semiconductor Equipment–0.26%
Amkor Technology, Inc.	7,641	158,856
Applied Materials, Inc.	5,263	464,670
KLA Corp.	811	256,641
Lam Research Corp.	298	120,625
		1,000,792

Semiconductors–0.98%
Advanced Micro Devices, Inc.(c)	2,947	176,997
Broadcom, Inc.	1,564	735,268
Intel Corp.	8,798	250,127
Microchip Technology, Inc.(b)	4,536	280,053
Micron Technology, Inc.	1,790	96,839
NVIDIA Corp.	4,272	576,592
NXP Semiconductors N.V. (China)	924	134,978
ON Semiconductor Corp.(b)(c)	4,978	305,798
QUALCOMM, Inc.	3,460	407,103

	Shares	Value
Semiconductors–(continued)
Texas Instruments, Inc.	5,101	$ 819,374
		3,783,129

Soft Drinks–0.70%
Coca-Cola Co. (The)	18,908	1,131,644
Keurig Dr Pepper, Inc.	8,233	319,770
PepsiCo, Inc.	6,907	1,254,173
		2,705,587

Specialized Consumer Services–0.05%
Service Corp. International	3,423	207,468

Specialized REITs–0.49%
EPR Properties	4,246	163,896
Extra Space Storage, Inc.	3,328	590,520
Life Storage, Inc.	1,330	147,111
Public Storage(b)	1,604	496,839
SBA Communications Corp., Class A	476	128,473
Weyerhaeuser Co.	11,600	358,788
		1,885,627

Specialty Chemicals–0.20%
Celanese Corp.	895	86,027
DuPont de Nemours, Inc.	4,187	239,497
Eastman Chemical Co.	2,148	164,988
Sherwin-Williams Co. (The)	1,262	283,988
		774,500

Specialty Stores–0.04%
Ulta Beauty, Inc.(c)	360	150,973

Systems Software–1.82%
CommVault Systems, Inc.(c)	2,068	125,920
Dolby Laboratories, Inc., Class A	6,294	420,691
Fortinet, Inc.(c)	4,023	229,955
Microsoft Corp.	21,314	4,947,619
Oracle Corp.	10,829	845,420
Palo Alto Networks, Inc.(c)	537	92,144
Qualys, Inc.(c)	1,177	167,793
Teradata Corp.(c)	6,175	195,068
		7,024,610

Technology Distributors–0.04%
Arrow Electronics, Inc.(c)	1,544	156,345

Technology Hardware, Storage & Peripherals–1.77%
Apple, Inc.	40,427	6,199,076
Hewlett Packard Enterprise Co.	10,707	152,789
HP, Inc.	12,345	340,969
Pure Storage, Inc., Class A(b)(c)	5,147	158,836
		6,851,670

Textiles–0.00%
Sungard Availability Services Capital, Inc.(d)	225	29

Thrifts & Mortgage Finance–0.08%
Essent Group Ltd.	7,649	302,747

Tobacco–0.38%
Altria Group, Inc.	12,982	600,677
Philip Morris International, Inc.	9,287	853,011
		1,453,688

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Fundamental Alternatives Fund

	Shares	Value
Trading Companies & Distributors–0.13%
United Rentals, Inc.(c)	680	$ 214,683
Univar Solutions, Inc.(c)	6,777	172,678
Watsco, Inc.	376	101,881
		489,242

Trucking–0.43%
Knight-Swift Transportation Holdings, Inc.(b)	12,822	615,841
Landstar System, Inc.	2,804	438,041
Old Dominion Freight Line, Inc.	457	125,492
Ryder System, Inc.	2,804	225,750
Werner Enterprises, Inc.	6,898	270,401
		1,675,525

Water Utilities–0.04%
American Water Works Co., Inc.	1,195	173,681
Total Common Stocks & Other Equity Interests (Cost $118,981,497)		144,674,005

	Principal Amount
U.S. Treasury Securities–13.80%
U.S. Treasury Bills–0.13%
1.45% - 2.67%, 11/17/2022(e)	$494,000	493,671
U.S. Treasury Notes–13.67%
0.13%, 12/15/2023	25,200,000	23,978,390
1.13%, 01/15/2025	10,000,000	9,298,047
0.38%, 12/31/2025	8,500,000	7,499,258
2.63%, 05/31/2027	12,950,000	12,072,840
		52,848,535
Total U.S. Treasury Securities (Cost $56,535,791)		53,342,206

U.S. Dollar Denominated Bonds & Notes–7.48%
Aerospace & Defense–0.14%
Boeing Co. (The),
2.75%, 02/01/2026	177,000	159,758
2.25%, 06/15/2026	200,000	175,205
General Dynamics Corp., 3.25%, 04/01/2025	200,000	192,261
		527,224

Agricultural & Farm Machinery–0.08%
Deere & Co., 2.75%, 04/15/2025	310,000	295,138

Airlines–0.14%
Delta Air Lines Pass-Through Trust, Series 2019-1, Class AA, 3.20%, 04/25/2024	400,000	383,799
Southwest Airlines Co., 3.45%, 11/16/2027	165,000	148,229
		532,028

Apparel Retail–0.02%
Ross Stores, Inc., 0.88%, 04/15/2026	100,000	86,079

Apparel, Accessories & Luxury Goods–0.02%
Tapestry, Inc., 4.13%, 07/15/2027	65,000	58,854

Application Software–0.08%
Adobe, Inc., 3.25%, 02/01/2025	300,000	290,258

	Principal Amount	Value
Asset Management & Custody Banks–0.24%
FS KKR Capital Corp., 4.63%, 07/15/2024	$242,000	$ 232,460
Golub Capital BDC, Inc., 3.38%, 04/15/2024	200,000	190,427
Legg Mason, Inc., 4.75%, 03/15/2026	90,000	88,512
Main Street Capital Corp., 5.20%, 05/01/2024	200,000	195,148
Owl Rock Capital Corp., 5.25%, 04/15/2024	223,000	218,814
		925,361

Auto Parts & Equipment–0.05%
American Honda Finance Corp., 2.35%, 01/08/2027	225,000	200,188

Automobile Manufacturers–0.20%
General Motors Co.,
6.13%, 10/01/2025	75,000	74,736
4.20%, 10/01/2027	80,000	73,083
General Motors Financial Co., Inc.,
2.75%, 06/20/2025	300,000	276,211
5.25%, 03/01/2026	50,000	48,489
Toyota Motor Credit Corp.,
3.20%, 01/11/2027	130,000	120,335
1.15%, 08/13/2027	200,000	166,258
		759,112

Broadcasting–0.04%
Discovery Communications LLC, 3.80%, 03/13/2024	150,000	145,759

Cable & Satellite–0.04%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.91%, 07/23/2025	150,000	145,717

Computer & Electronics Retail–0.04%
Dell International LLC/EMC Corp., 6.02%, 06/15/2026	170,000	169,825

Construction Machinery & Heavy Trucks–0.08%
Caterpillar Financial Services Corp., 1.10%, 09/14/2027	175,000	146,015
Wabtec Corp., 3.45%, 11/15/2026	200,000	180,085
		326,100

Consumer Finance–0.06%
American Express Co., 3.30%, 05/03/2027	170,000	154,106
Synchrony Financial, 3.95%, 12/01/2027	100,000	86,076
		240,182

Copper–0.02%
Freeport-McMoRan, Inc., 5.00%, 09/01/2027	100,000	95,403

Data Processing & Outsourced Services–0.13%
Automatic Data Processing, Inc., 3.38%, 09/15/2025(b)	305,000	293,814
Global Payments, Inc., 2.15%, 01/15/2027	145,000	123,875

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Fundamental Alternatives Fund

	Principal Amount	Value
Data Processing & Outsourced Services–(continued)
Western Union Co. (The), 1.35%, 03/15/2026	$100,000	$ 85,679
		503,368

Distillers & Vintners–0.04%
Constellation Brands, Inc., 3.70%, 12/06/2026	175,000	163,385

Diversified Banks–2.19%
Banco Santander S.A. (Spain),
2.75%, 05/28/2025	400,000	363,058
4.25%, 04/11/2027	200,000	180,708
Bank of America Corp.,
4.45%, 03/03/2026	269,000	258,237
3.50%, 04/19/2026	185,000	172,871
1.32%, 06/19/2026(f)	195,000	172,283
1.20%, 10/24/2026(f)	205,000	178,040
1.73%, 07/22/2027(f)	180,000	154,039
Series L, 4.18%, 11/25/2027	210,000	192,533
Barclays PLC (United Kingdom), 4.38%, 09/11/2024	494,000	469,620
Canadian Imperial Bank of Commerce (Canada), 2.25%, 01/28/2025(b)	402,000	374,627
Citigroup, Inc.,
3.11%, 04/08/2026(f)	297,000	277,390
1.12%, 01/28/2027(f)	185,000	157,415
1.46%, 06/09/2027(f)	210,000	178,020
4.45%, 09/29/2027	100,000	92,904
HSBC Holdings PLC (United Kingdom),
1.59%, 05/24/2027(f)	200,000	164,471
2.25%, 11/22/2027(f)	375,000	308,563
JPMorgan Chase & Co.,
2.30%, 10/15/2025(f)	425,000	396,588
2.01%, 03/13/2026(f)	200,000	182,466
2.08%, 04/22/2026(f)	200,000	182,171
4.25%, 10/01/2027	100,000	94,005
3.63%, 12/01/2027	165,000	149,205
Lloyds Banking Group PLC (United Kingdom),
3.90%, 03/12/2024	278,000	270,826
4.45%, 05/08/2025	305,000	292,507
Mitsubishi UFJ Financial Group, Inc. (Japan),
0.96%, 10/11/2025(f)	311,000	282,858
3.68%, 02/22/2027	165,000	151,544
3.29%, 07/25/2027	75,000	67,234
NatWest Group PLC (United Kingdom), 5.13%, 05/28/2024	554,000	540,251
PNC Bank N.A., 4.20%, 11/01/2025	380,000	366,672
Royal Bank of Canada (Canada), 4.65%, 01/27/2026	180,000	173,850
Sumitomo Mitsui Financial Group, Inc. (Japan),
2.35%, 01/15/2025(b)	397,000	369,752
2.63%, 07/14/2026	100,000	89,661
3.45%, 01/11/2027	60,000	54,757
U.S. Bancorp, 1.45%, 05/12/2025	148,000	135,323
Wells Fargo & Co.,
2.19%, 04/30/2026(f)	190,000	173,002
4.30%, 07/22/2027	175,000	163,812

	Principal Amount	Value
Diversified Banks–(continued)
Westpac Banking Corp. (Australia),
3.30%, 02/26/2024(b)	$502,000	$ 492,655
3.35%, 03/08/2027	165,000	152,827
		8,476,745

Diversified Capital Markets–0.15%
Deutsche Bank AG (Germany),
3.70%, 05/30/2024	298,000	285,280
3.70%, 05/30/2024	303,000	292,777
		578,057

Diversified REITs–0.08%
GLP Capital L.P./GLP Financing II, Inc., 3.35%, 09/01/2024	327,000	306,722

Drug Retail–0.02%
Walgreens Boots Alliance, Inc., 3.45%, 06/01/2026	100,000	93,698

Electric Utilities–0.12%
Berkshire Hathaway Energy Co., 3.50%, 02/01/2025	190,000	184,134
Edison International, 5.75%, 06/15/2027	125,000	122,004
Pacific Gas and Electric Co.,
2.10%, 08/01/2027	75,000	61,725
3.30%, 12/01/2027	125,000	106,110
		473,973

Electrical Components & Equipment–0.02%
Emerson Electric Co., 1.80%, 10/15/2027	100,000	85,723

Electronic Equipment & Instruments–0.02%
Vontier Corp., 1.80%, 04/01/2026	100,000	83,000

Electronic Manufacturing Services–0.02%
Tyco Electronics Group S.A. (Switzerland), 3.13%, 08/15/2027	100,000	91,064

Financial Exchanges & Data–0.06%
Cboe Global Markets, Inc., 3.65%, 01/12/2027	80,000	74,957
Intercontinental Exchange, Inc., 3.10%, 09/15/2027	100,000	90,750
S&P Global, Inc., 2.45%, 03/01/2027(g)	85,000	76,223
		241,930

Health Care Facilities–0.21%
CommonSpirit Health, 1.55%, 10/01/2025	96,000	85,393
HCA, Inc., 5.00%, 03/15/2024	555,000	550,375
Universal Health Services, Inc., 1.65%, 09/01/2026(g)	200,000	167,766
		803,534

Health Care REITs–0.04%
Omega Healthcare Investors, Inc., 5.25%, 01/15/2026	179,000	171,655

Health Care Services–0.07%
Sutter Health, Series 20A, 1.32%, 08/15/2025	299,000	268,091

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Fundamental Alternatives Fund

	Principal Amount	Value
Home Improvement Retail–0.04%
Home Depot, Inc. (The), 2.50%, 04/15/2027	$160,000	$ 144,683

Homebuilding–0.02%
Lennar Corp., 4.75%, 11/29/2027	80,000	74,052

Hotel & Resort REITs–0.04%
Host Hotels & Resorts L.P., Series F, 4.50%, 02/01/2026	150,000	140,135

Hotels, Resorts & Cruise Lines–0.03%
Hyatt Hotels Corp., 4.85%, 03/15/2026	133,000	127,515

Independent Power Producers & Energy Traders–0.15%
Enel Generacion Chile S.A. (Chile), 4.25%, 04/15/2024	600,000	588,654

Industrial Machinery–0.03%
Stanley Black & Decker, Inc., 3.40%, 03/01/2026	125,000	117,594

Insurance Brokers–0.04%
Willis North America, Inc., 4.65%, 06/15/2027	165,000	155,377

Integrated Oil & Gas–0.12%
BP Capital Markets America, Inc., 3.54%, 04/06/2027	165,000	153,628
Chevron USA, Inc., 1.02%, 08/12/2027	185,000	155,600
Exxon Mobil Corp., 3.29%, 03/19/2027	150,000	140,993
		450,221

Interactive Media & Services–0.14%
Weibo Corp. (China), 3.50%, 07/05/2024	585,000	552,195

Internet & Direct Marketing Retail–0.09%
Amazon.com, Inc., 3.30%, 04/13/2027(b)	350,000	328,765

Internet Services & Infrastructure–0.05%
VeriSign, Inc., 5.25%, 04/01/2025	200,000	198,201

Investment Banking & Brokerage–0.31%
Goldman Sachs Group, Inc. (The),
3.85%, 01/26/2027	165,000	153,067
1.54%, 09/10/2027(f)	150,000	125,977
1.95%, 10/21/2027(f)	100,000	85,029
Morgan Stanley,
2.72%, 07/22/2025(f)	150,000	141,639
3.63%, 01/20/2027	175,000	161,376
1.59%, 05/04/2027(f)	200,000	171,271
1.51%, 07/20/2027(f)	200,000	169,707
Nomura Holdings, Inc. (Japan), 1.65%, 07/14/2026	200,000	170,069
		1,178,135

IT Consulting & Other Services–0.14%
International Business Machines Corp.,
3.45%, 02/19/2026	200,000	189,812
3.30%, 05/15/2026	100,000	93,660
1.70%, 05/15/2027	100,000	85,955

	Principal Amount	Value
IT Consulting & Other Services–(continued)
Kyndryl Holdings, Inc., 2.05%, 10/15/2026	$225,000	$ 176,121
		545,548

Life & Health Insurance–0.06%
Principal Financial Group, Inc., 3.40%, 05/15/2025	239,000	228,572

Multi-line Insurance–0.04%
Boardwalk Pipelines L.P., 5.95%, 06/01/2026	140,000	140,324

Multi-Utilities–0.04%
Public Service Enterprise Group, Inc., 2.88%, 06/15/2024	150,000	144,240

Office REITs–0.04%
Office Properties Income Trust, 2.65%, 06/15/2026	199,000	145,228

Oil & Gas Equipment & Services–0.02%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc., 3.34%, 12/15/2027	100,000	89,681

Oil & Gas Refining & Marketing–0.04%
HF Sinclair Corp., 5.88%, 04/01/2026	140,000	136,275

Oil & Gas Storage & Transportation–0.15%
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/2027	160,000	156,227
Energy Transfer L.P.,
3.90%, 05/15/2024	381,000	370,304
4.40%, 03/15/2027	65,000	60,362
		586,893

Other Diversified Financial Services–0.04%
Corebridge Financial, Inc., 3.65%, 04/05/2027(g)	170,000	154,082

Packaged Foods & Meats–0.07%
Conagra Brands, Inc., 1.38%, 11/01/2027	130,000	105,102
Tyson Foods, Inc., 4.00%, 03/01/2026	190,000	181,873
		286,975

Paper Packaging–0.02%
Berry Global, Inc., 1.57%, 01/15/2026	100,000	86,744

Pharmaceuticals–0.37%
Bristol-Myers Squibb Co., 0.75%, 11/13/2025	400,000	353,576
Merck & Co., Inc., 2.75%, 02/10/2025	184,000	175,883
Perrigo Finance Unlimited Co., 3.90%, 12/15/2024	435,000	415,353
Royalty Pharma PLC, 1.20%, 09/02/2025	275,000	242,725
Utah Acquisition Sub, Inc., 3.95%, 06/15/2026	200,000	182,314
Viatris, Inc., 2.30%, 06/22/2027	75,000	61,395
		1,431,246

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Fundamental Alternatives Fund

	Principal Amount	Value
Railroads–0.04%
Union Pacific Corp., 3.15%, 03/01/2024	$150,000	$ 146,579

Regional Banks–0.11%
Santander Holdings USA, Inc., 4.40%, 07/13/2027	100,000	90,450
Truist Financial Corp., 4.00%, 05/01/2025	350,000	339,290
		429,740

Residential REITs–0.02%
Spirit Realty L.P., 4.45%, 09/15/2026	90,000	83,999

Retail REITs–0.07%
Realty Income Corp., 4.88%, 06/01/2026	185,000	180,027
Simon Property Group L.P., 3.30%, 01/15/2026	95,000	88,652
		268,679

Semiconductor Equipment–0.10%
NXP B.V./NXP Funding LLC/NXP USA, Inc. (China), 2.70%, 05/01/2025	415,000	384,277

Semiconductors–0.05%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/2027	100,000	91,985
Micron Technology, Inc., 4.19%, 02/15/2027	100,000	92,866
		184,851

Specialized REITs–0.13%
American Tower Corp.,
1.30%, 09/15/2025	200,000	176,307
3.65%, 03/15/2027	135,000	122,206
3.55%, 07/15/2027	135,000	120,747
EPR Properties, 4.75%, 12/15/2026	100,000	86,200
		505,460

Specialty Chemicals–0.02%
PPG Industries, Inc., 1.20%, 03/15/2026	100,000	86,690

Steel–0.05%
ArcelorMittal S.A. (Luxembourg), 4.55%, 03/11/2026	200,000	190,758

Technology Distributors–0.02%
Avnet, Inc., 4.63%, 04/15/2026	90,000	85,422

Technology Hardware, Storage & Peripherals–0.13%
Apple, Inc.,
3.25%, 02/23/2026	185,000	176,546
3.20%, 05/11/2027	175,000	164,017
HP, Inc., 1.45%, 06/17/2026	206,000	176,123
		516,686

Tobacco–0.10%
Altria Group, Inc., 4.40%, 02/14/2026	200,000	192,057

	Principal Amount		Value
Tobacco–(continued)
B.A.T Capital Corp. (United Kingdom), 3.22%, 09/06/2026	$	200,000	$ 177,912
			369,969

Trucking–0.04%
Ryder System, Inc., 3.65%, 03/18/2024		150,000	146,510

Water Utilities–0.09%
American Water Capital Corp., 3.85%, 03/01/2024		340,000	334,024
Total U.S. Dollar Denominated Bonds & Notes (Cost $31,743,948)			28,903,152

Non-U.S. Dollar Denominated Bonds & Notes–3.36%(h)
Aerospace & Defense–0.10%
Thales S.A. (France), 0.75%, 01/23/2025(g)	EUR	400,000	371,822

Agricultural Products–0.02%
Archer-Daniels-Midland Co., 1.00%, 09/12/2025	EUR	100,000	93,121

Apparel, Accessories & Luxury Goods–0.02%
PVH Corp., 3.13%, 12/15/2027(g)	EUR	100,000	84,655

Auto Parts & Equipment–0.02%
Magna International, Inc. (Canada), 1.50%, 09/25/2027	EUR	100,000	87,985

Automobile Manufacturers–0.16%
BMW Finance N.V. (Germany), 1.00%, 01/21/2025(g)	EUR	100,000	95,292
Mercedes-Benz International Finance B.V. (Germany), 2.00%, 08/22/2026(g)	EUR	70,000	66,680
Nissan Motor Co. Ltd. (Japan), 2.65%, 03/17/2026(g)	EUR	100,000	90,058
RCI Banque S.A. (France), 1.75%, 04/10/2026(g)	EUR	50,000	45,243
Volkswagen Financial Services AG (Germany),
0.13%, 02/12/2027(g)	EUR	150,000	125,658
2.25%, 10/01/2027(g)	EUR	100,000	91,022
Volkswagen Leasing GmbH (Germany),
1.50%, 06/19/2026(g)	EUR	35,000	31,959
0.38%, 07/20/2026(g)	EUR	75,000	65,159
			611,071

Brewers–0.06%
Anheuser-Busch InBev S.A./N.V. (Belgium), 2.88%, 09/25/2024(g)	EUR	242,000	238,967

Broadcasting–0.09%
ITV PLC (United Kingdom), 1.38%, 09/26/2026(g)	EUR	200,000	171,542
TDF Infrastructure S.A.S.U. (France), 2.50%, 04/07/2026(g)	EUR	200,000	176,700
			348,242

Cable & Satellite–0.05%
SES S.A. (Luxembourg), 1.63%, 03/22/2026(g)	EUR	200,000	178,364

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Fundamental Alternatives Fund

	Principal Amount		Value
Construction & Engineering–0.07%
Autoroutes du Sud de la France S.A. (France), 2.95%, 01/17/2024(g)	EUR	100,000	$ 98,853
ISS Global A/S (Denmark), 0.88%, 06/18/2026(g)	EUR	100,000	87,281
Worley US Finance Sub Ltd. (Australia), 0.88%, 06/09/2026(g)	EUR	100,000	86,502
			272,636

Construction Machinery & Heavy Trucks–0.03%
Metso Outotec OYJ (Finland), 1.13%, 06/13/2024(g)	EUR	100,000	94,354

Construction Materials–0.02%
HeidelbergCement Finance (Luxembourg) S.A. (Germany), 1.63%, 04/07/2026(g)	EUR	70,000	64,433

Consumer Finance–0.08%
Santander Consumer Finance S.A. (Spain), 1.00%, 02/27/2024(g)	EUR	300,000	287,348

Data Processing & Outsourced Services–0.03%
Euronet Worldwide, Inc., 1.38%, 05/22/2026	EUR	110,000	94,024

Diversified Banks–1.07%
Banco Bilbao Vizcaya Argentaria S.A. (Spain), 0.38%, 10/02/2024(g)	EUR	500,000	466,910
Banco Santander S.A. (Spain),
3.13%, 01/19/2027(g)	EUR	100,000	93,032
0.50%, 02/04/2027(g)	EUR	100,000	84,196
Bankinter S.A. (Spain), 0.88%, 07/08/2026(g)	EUR	100,000	86,579
Banque Federative du Credit Mutuel S.A. (France),
1.25%, 01/14/2025(g)	EUR	100,000	93,951
2.13%, 09/12/2026(g)	EUR	100,000	91,440
0.63%, 11/19/2027(g)	EUR	100,000	82,487
Belfius Bank S.A. (Belgium), 0.01%, 10/15/2025(g)	EUR	300,000	268,657
BNP Paribas S.A. (France),
1.50%, 11/17/2025(g)	EUR	100,000	92,178
2.88%, 10/01/2026(g)	EUR	200,000	187,387
0.25%, 04/13/2027(f)(g)	EUR	100,000	85,571
BPCE S.A. (France),
0.88%, 01/31/2024(g)	EUR	100,000	95,703
0.63%, 09/26/2024(g)	EUR	500,000	465,693
Cooperatieve Rabobank U.A. (Netherlands), 0.63%, 02/27/2024(g)	EUR	100,000	95,607
Credit Agricole S.A. (France),
1.00%, 09/16/2024(g)	EUR	100,000	95,290
1.38%, 03/13/2025(g)	EUR	300,000	281,997
0.38%, 10/21/2025(g)	EUR	100,000	90,453
de Volksbank N.V. (Netherlands), 0.01%, 09/16/2024(g)	EUR	200,000	185,957
ING Groep N.V. (Netherlands), 1.13%, 02/14/2025(g)	EUR	100,000	93,940
KBC Group N.V. (Belgium), 1.13%, 01/25/2024(g)	EUR	100,000	95,922
Mediobanca Banca di Credito Finanziario S.p.A. (Italy), 0.88%, 01/15/2026(g)	EUR	100,000	88,865

	Principal Amount		Value
Diversified Banks–(continued)
National Australia Bank Ltd. (Australia), 1.25%, 05/18/2026(g)	EUR	100,000	$ 92,481
Nordea Bank Abp (Finland), 1.13%, 02/12/2025(g)	EUR	100,000	94,790
OP Corporate Bank PLC (Finland), 0.38%, 02/26/2024(g)	EUR	121,000	115,167
Skandinaviska Enskilda Banken AB (Sweden), 0.75%, 08/09/2027(g)	EUR	300,000	255,171
Standard Chartered PLC (United Kingdom), 0.90%, 07/02/2027(f)(g)	EUR	100,000	86,327
Swedbank AB (Sweden), 0.30%, 05/20/2027(f)(g)	EUR	200,000	172,135
Volkswagen Bank GmbH (Germany), 2.50%, 07/31/2026(g)	EUR	100,000	93,246
			4,131,132

Diversified Capital Markets–0.07%
Deutsche Bank AG (Germany),
2.63%, 02/12/2026(g)	EUR	100,000	91,192
0.75%, 02/17/2027(f)(g)	EUR	100,000	84,144
Macquarie Group Ltd. (Australia), 0.63%, 02/03/2027(g)	EUR	100,000	84,190
			259,526

Diversified Chemicals–0.07%
BASF SE (Germany),
2.50%, 01/22/2024(g)	EUR	80,000	78,832
0.25%, 06/05/2027(g)	EUR	200,000	172,156
			250,988

Diversified Support Services–0.05%
APRR S.A. (France), 1.50%, 01/15/2024(g)	EUR	200,000	193,831

Electric Utilities–0.11%
AusNet Services Holdings Pty. Ltd. (Australia), 1.50%, 02/26/2027(g)	EUR	200,000	178,340
EDP Finance B.V. (Portugal), 1.50%, 11/22/2027(g)	EUR	100,000	89,067
Elenia Verkko OYJ (Finland), 0.38%, 02/06/2027(g)	EUR	200,000	167,835
			435,242

Food Retail–0.02%
ELO SACA (France), 2.88%, 01/29/2026(g)	EUR	100,000	92,187

Gas Utilities–0.05%
2i Rete Gas S.p.A. (Italy), 1.75%, 08/28/2026(g)	EUR	115,000	102,552
APA Infrastructure Ltd. (Australia), 2.00%, 03/22/2027(g)	EUR	100,000	88,905
			191,457

Health Care Equipment–0.05%
Becton, Dickinson and Co., 1.90%, 12/15/2026	EUR	100,000	92,405
Zimmer Biomet Holdings, Inc., 2.43%, 12/13/2026	EUR	100,000	92,450
			184,855

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Fundamental Alternatives Fund

	Principal Amount		Value
Health Care Services–0.01%
Fresenius Medical Care AG & Co. KGaA (Germany), 0.63%, 11/30/2026(g)	EUR	50,000	$ 43,139

Health Care Supplies–0.03%
EssilorLuxottica S.A. (France), 2.38%, 04/09/2024(g)	EUR	100,000	98,382

Hotels, Resorts & Cruise Lines–0.02%
InterContinental Hotels Group PLC (United Kingdom), 2.13%, 05/15/2027(g)	EUR	100,000	88,229

Household Appliances–0.02%
Whirlpool Finance Luxembourg S.a.r.l., 1.10%, 11/09/2027	EUR	100,000	84,924

Household Products–0.01%
Procter & Gamble Co. (The), 4.88%, 05/11/2027	EUR	50,000	53,327

Integrated Oil & Gas–0.10%
Eni S.p.A. (Italy), 1.00%, 03/14/2025(g)	EUR	179,000	168,116
Shell International Finance B.V. (Netherlands), 0.38%, 02/15/2025(g)	EUR	222,000	206,737
			374,853

Integrated Telecommunication Services–0.02%
Vantage Towers AG (Germany), 0.38%, 03/31/2027(g)	EUR	100,000	83,250

IT Consulting & Other Services–0.09%
DXC Technology Co., 1.75%, 01/15/2026	EUR	100,000	91,622
International Business Machines Corp., 1.25%, 01/29/2027	EUR	300,000	272,032
			363,654

Life & Health Insurance–0.07%
Ethias S.A. (Belgium), 5.00%, 01/14/2026(g)	EUR	100,000	95,028
New York Life Global Funding, 0.25%, 01/23/2027(g)	EUR	200,000	171,614
			266,642

Multi-line Insurance–0.04%
Cloverie PLC for Zurich Insurance Co. Ltd. (Switzerland), 1.75%, 09/16/2024(g)	EUR	150,000	143,432

Multi-Sector Holdings–0.07%
Berkshire Hathaway, Inc., 1.13%, 03/16/2027	EUR	200,000	177,392
Groupe Bruxelles Lambert N.V. (Belgium), 1.88%, 06/19/2025(g)	EUR	100,000	94,787
			272,179

Office REITs–0.11%
Globalworth Real Estate Investments Ltd. (Poland), 2.95%, 07/29/2026(g)	EUR	100,000	76,694
Inmobiliaria Colonial SOCIMI S.A. (Spain), 1.63%, 11/28/2025(g)	EUR	400,000	363,619
			440,313

	Principal Amount		Value
Other Diversified Financial Services–0.14%
Clearstream Banking AG (Germany), 0.01%, 12/01/2025(g)	EUR	200,000	$ 180,279
JAB Holdings B.V. (Austria), 1.75%, 06/25/2026(g)	EUR	100,000	90,263
LeasePlan Corp. N.V. (Netherlands), 3.50%, 04/09/2025(g)	EUR	294,000	282,320
			552,862

Packaged Foods & Meats–0.02%
JDE Peet’s N.V. (Netherlands), 0.01%, 01/16/2026(g)	EUR	100,000	86,496

Paper Products–0.03%
Smurfit Kappa Acquisitions ULC (Ireland), 2.88%, 01/15/2026(g)	EUR	100,000	95,084

Pharmaceuticals–0.12%
Bayer AG (Germany), 0.38%, 07/06/2024(g)	EUR	400,000	377,632
Novartis Finance S.A. (Switzerland), 1.63%, 11/09/2026(g)	EUR	100,000	93,690
			471,322

Precious Metals & Minerals–0.02%
Anglo American Capital PLC (South Africa), 1.63%, 03/11/2026(g)	EUR	100,000	91,173

Real Estate Operating Companies–0.04%
CPI Property Group S.A. (Czech Republic), 2.75%, 05/12/2026(g)	EUR	100,000	76,094
Samhallsbyggnadsbolaget i Norden AB (Sweden), 1.13%, 09/04/2026(g)	EUR	100,000	72,382
			148,476

Renewable Electricity–0.02%
Southern Power Co., 1.85%, 06/20/2026	EUR	100,000	92,512

Restaurants–0.04%
Sodexo S.A. (France), 0.75%, 04/27/2025(g)	EUR	170,000	157,283

Specialized REITs–0.02%
American Tower Corp., 1.95%, 05/22/2026	EUR	100,000	91,667

Thrifts & Mortgage Finance–0.06%
Aareal Bank AG (Germany), 0.50%, 04/07/2027(g)	EUR	300,000	234,429

Tobacco–0.02%
Imperial Brands Finance PLC (United Kingdom), 3.38%, 02/26/2026(g)	EUR	100,000	92,670
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $16,712,434)			12,992,538

Variable Rate Senior Loan Interests–0.01%(i)(j)
Advertising–0.01%
Checkout Holding Corp., Term Loan, 10.62%, 02/15/2023	$	72,995	60,525
PIK Term Loan, 9.50% PIK Rate, 3.37% Cash Rate, 08/15/2023(k)		6,658	1,999
			62,524

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Fundamental Alternatives Fund

	Principal Amount	Value
Integrated Oil & Gas–0.00%
Lealand Finance Co. B.V., PIK Term Loan, 2.67% PIK Rate, 3.37% Cash Rate, 06/30/2025(k)	$782	$ 418
Total Variable Rate Senior Loan Interests (Cost $78,580)		62,942

	Shares

Preferred Stocks–0.00%
Oil & Gas Storage & Transportation–0.00%
Southcross Energy Partners L.P., Series A, Pfd. (Cost $68,449)(d)	68,466	3,766

Money Market Funds–24.95%
Invesco Treasury Portfolio, Institutional Class, 3.08%(l)(m) (Cost $96,450,226)	96,450,226	96,450,226
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-87.03% (Cost $320,570,925)		336,428,835

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.47%
Invesco Private Government Fund, 3.18%(l)(m)(n)	3,757,237	$ 3,757,237
Invesco Private Prime Fund, 3.28%(l)(m)(n)	9,659,107	9,659,107
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $13,415,871)		13,416,344
TOTAL INVESTMENTS IN SECURITIES–90.50% (Cost $333,986,796)		349,845,179
OTHER ASSETS LESS LIABILITIES–9.50%		36,707,517
NET ASSETS–100.00%		$386,552,696

Investment Abbreviations:

EUR Pfd. PIK REIT Wts.	- Euro - Preferred - Pay-in-Kind - Real Estate Investment Trust - Warrants

Notes to Consolidated Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at October 31, 2022.
(c)	Non-income producing security.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(f)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(g)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $12,067,148, which represented 3.12% of the Fund’s Net Assets.

(h)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(i)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(j)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(k)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(l)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Treasury Portfolio, Institutional Class	$31,020,428	$251,297,988	$(185,868,190)	$ -	$ -	$96,450,226	$836,765

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19	Invesco Fundamental Alternatives Fund

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$756,501	$76,893,733	$(73,892,997)	$ -	$ -	$3,757,237	$31,108	*
Invesco Private Prime Fund	1,765,170	134,702,787	(126,806,188)	473	(3,135)	9,659,107	83,298	*
Total	$33,542,099	$462,894,508	$(386,567,375)	$473	$(3,135)	$109,866,570	$951,171

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Consolidated Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(m)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(n)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

Gasoline Reformulated Blendstock Oxygenate Blending	13	November-2022	$1,379,032	$27,437	$27,437

Low Sulphur Gas Oil	23	December-2022	2,345,425	161,342	161,342

Natural Gas	15	November-2022	953,250	(209,899)	(209,899)

Subtotal				(21,120)	(21,120)

Interest Rate Risk

Australia 10 Year Bonds	218	December-2022	16,521,516	(213,376)	(213,376)

Canada 10 Year Bonds	165	December-2022	14,900,686	(227,565)	(227,565)

Euro-Bund	58	December-2022	7,935,171	(395,850)	(395,850)

Japan 10 Year Bonds	5	December-2022	5,002,522	5,845	5,845

Long Gilt	89	December-2022	10,423,914	(554,271)	(554,271)

U.S. Treasury 2 Year Notes	36	December-2022	7,357,781	(102,790)	(102,790)

U.S. Treasury 5 Year Notes	92	December-2022	9,806,625	(375,667)	(375,667)

U.S. Treasury Long Bonds	29	December-2022	3,494,500	(360,809)	(360,809)

Subtotal				(2,224,483)	(2,224,483)

Subtotal–Long Futures Contracts				(2,245,603)	(2,245,603)

Short Futures Contracts

Commodity Risk

Coffee ’C’	2	March-2023	(130,538)	24,585	24,585

Corn	5	December-2022	(172,875)	(3,189)	(3,189)

Cotton No. 2	9	December-2022	(324,000)	48,862	48,862

Gold 100 oz.	41	December-2022	(6,726,870)	550,478	550,478

LME Aluminum	68	December-2022	(3,784,200)	392,345	392,345

Silver	33	December-2022	(3,154,635)	146,677	146,677

Soybean	6	July-2023	(431,475)	(11,045)	(11,045)

Soybean Oil	8	December-2022	(351,408)	(46,931)	(46,931)

Sugar No. 11	7	February-2023	(140,885)	(4,339)	(4,339)

Wheat	3	December-2022	(132,337)	5,567	5,567

Subtotal				1,103,010	1,103,010

Equity Risk

E-Mini Russell 2000 Index	41	December-2022	(3,798,650)	(294,818)	(294,818)

E-Mini S&P 500 Index	362	December-2022	(70,282,300)	1,889,850	1,889,850

EURO STOXX 50 Index	85	December-2022	(3,039,164)	(172,057)	(172,057)

MSCI Emerging Markets Index	24	December-2022	(1,024,320)	37,495	37,495

Tokyo Stock Price Index	14	December-2022	(1,813,376)	(34,426)	(34,426)

Subtotal				1,426,044	1,426,044

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20	Invesco Fundamental Alternatives Fund

Open Futures Contracts(a)–(continued)

Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Euro-Bobl	55	December-2022	$(6,504,511)	$176,000	$176,000

Euro-Schatz	38	December-2022	(4,015,782)	32,733	32,733

Subtotal				208,733	208,733

Subtotal–Short Futures Contracts				2,737,787	2,737,787

Total Futures Contracts				$492,184	$492,184

(a)	Futures contracts collateralized by $7,692,808 cash held with Merrill Lynch International, the futures commission merchant.

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
Currency Risk
11/17/2022	Bank of America, N.A.	EUR	192,000	USD	191,255	$1,312
11/17/2022	Bank of America, N.A.	USD	175,851	EUR	181,000	3,209
11/17/2022	J.P. Morgan Chase Bank, N.A.	USD	93,349	EUR	96,000	1,624
11/17/2022	Morgan Stanley and Co. International PLC	EUR	13,060,000	USD	13,548,871	628,760
Subtotal–Appreciation						634,905

Currency Risk
11/17/2022	Bank of America, N.A.	EUR	141,500	USD	138,291	(1,694)
11/17/2022	Bank of America, N.A.	USD	208,900	EUR	209,000	(2,138)
11/17/2022	BNP Paribas S.A.	USD	15,060	EUR	15,000	(221)
11/17/2022	Deutsche Bank AG	USD	129,903	EUR	130,000	(1,295)
11/17/2022	Goldman Sachs International	USD	167,747	EUR	166,000	(3,525)
11/17/2022	Morgan Stanley and Co. International PLC	EUR	698,493	USD	682,000	(9,011)
Subtotal–Depreciation						(17,884)
Total Forward Foreign Currency Contracts						$617,021

Open Centrally Cleared Credit Default Swap Agreements(a)
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Credit Risk
Markit CDX North America High Yield Index, Series 38, Version 1	Sell	5.00%	Quarterly	06/20/2027	4.793%	USD 5,064,840	$(53,070)	$43,954	$97,024

(a)	Centrally cleared swap agreements collateralized by $488,381 cash held with Citigroup Global Markets, Inc.
(b)

Implied credit spreads represent the current level, as of October 31, 2022, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21	Invesco Fundamental Alternatives Fund

Open Over-The-Counter Total Return Swap Agreements(a)
Counterparty	Pay/ Receive	Reference Entity(b)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Canadian Imperial Bank of Commerce	Pay	CIBC LME Copper Standard Roll Excess Return Index	0.06%	Monthly	5,490	March–2023	USD	2,390,734	$–	$36,831	$36,831
Merrill Lynch International	Pay	Merrill Lynch Soybean Meal Index	0.05	Monthly	560	October–2023	USD	464,639	–	0	0
Royal Bank of Canada	Receive	RBC Enhanced Crude Oil 01 Excess Return Index	0.30	Monthly	3,430	August–2023	USD	1,172,658	–	0	0
Subtotal – Appreciation									–	36,831	36,831
Commodity Risk
BNP Paribas S.A.	Receive	BNP Paribas Commodity Daily Dynamic Curve CO Index	0.25	Monthly	1,870	August–2023	USD	1,121,214	–	(19,434)	(19,434)
UBS AG	Receive	UBS Modified Roll Select Heating Oil Strategy	0.30	Monthly	15,900	December–2022	USD	2,116,616	–	(17,420)	(17,420)
Subtotal – Depreciation									–	(36,854)	(36,854)
Total – Total Return Swap Agreements									$–	$ (23)	$ (23)

(a)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(b)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components
Reference Entity	Underlying Components	Percentage
Canadian Imperial Bank of Commerce LME Copper Standard Roll Excess Return Index

	Long Futures Contracts

	Copper	100.00%

Merrill Lynch Soybean Meal Index

	Long Futures Contracts

	Soybean Meal	100.00%

RBC Enhanced Crude Oil 01 Excess Return Index

	Long Futures Contracts

	Crude Oil	100.00%

BNP Paribas Commodity Daily Dynamic Curve CO Index

	Long Futures Contracts

	Brent Crude	100.00%

UBS Modified Roll Select Heating Oil Strategy

	Long Futures Contracts

	Heating Oil	100.00%

Abbreviations:

EUR –Euro

USD –U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22	Invesco Fundamental Alternatives Fund

Consolidated Statement of Assets and Liabilities

October 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $224,120,699)*	$239,978,609
Investments in affiliated money market funds, at value (Cost $109,866,097)	109,866,570
Other investments:
Variation margin receivable – non-LME futures contracts	1,996,696
Unrealized appreciation on LME futures contracts	392,345
Swaps receivable – OTC	103,428
Unrealized appreciation on swap agreements – OTC	36,831
Unrealized appreciation on forward foreign currency contracts outstanding	634,905
Deposits with brokers:
Cash collateral – exchange-traded futures contracts	7,692,808
Cash collateral – centrally cleared swap agreements	488,381
Cash	38,383,087
Foreign currencies, at value (Cost $74,625)	75,994
Receivable for:
Investments sold	294,262
Fund shares sold	61,979
Dividends	656,923
Interest	615,304
Investment for trustee deferred compensation and retirement plans	98,457
Other assets	43,875
Total assets	401,420,454

Liabilities:
Other investments:
Variation margin payable – centrally cleared swap agreements	366,644
Unrealized depreciation on forward foreign currency contracts outstanding	17,884
Swaps payable – OTC	22,056
Unrealized depreciation on swap agreements–OTC	36,854
Payable for:
Investments purchased	101,148
Fund shares reacquired	394,976
Collateral upon return of securities loaned	13,415,871
Accrued fees to affiliates	229,390
Accrued trustees’ and officers’ fees and benefits	988
Accrued other operating expenses	135,774
Trustee deferred compensation and retirement plans	146,173
Total liabilities	14,867,758
Net assets applicable to shares outstanding	$386,552,696

Net assets consist of:
Shares of beneficial interest	$362,129,534

Distributable earnings	24,423,162

$386,552,696

Net Assets:
Class A	$304,850,273

Class C	$13,915,773

Class R	$10,727,874

Class Y	$53,389,269

Class R5	$9,410

Class R6	$3,660,097

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	12,318,504

Class C	639,946

Class R	455,070

Class Y	2,104,204

Class R5	380

Class R6	143,487

Class A:
Net asset value per share	$24.75

Maximum offering price per share (Net asset value of $24.75 ÷ 94.50%)	$26.19

Class C:
Net asset value and offering price per share	$21.75

Class R:
Net asset value and offering price per share	$23.57

Class Y:
Net asset value and offering price per share	$25.37

Class R5:
Net asset value and offering price per share	$24.76

Class R6:
Net asset value and offering price per share	$25.51

*	At October 31, 2022, securities with an aggregate value of $13,016,184 were on loan to brokers.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23	Invesco Fundamental Alternatives Fund

Consolidated Statement of Operations

For the year ended October 31, 2022

Investment income:
Interest (net of foreign withholding taxes of $643)	$1,143,337

Dividends (net of foreign withholding taxes of $70,058)	3,021,983

Dividends from affiliated money market funds (includes net securities lending income of $13,366)	850,131

Other income	12,381

Total investment income	5,027,832

Expenses:
Advisory fees	3,705,291

Administrative services fees	63,366

Custodian fees	56,446

Distribution fees:
Class A	830,571

Class C	166,778

Class R	58,134

Interest, facilities and maintenance fees	1

Transfer agent fees – A, C, R and Y	813,815

Transfer agent fees – R5	4

Transfer agent fees – R6	2,067

Trustees’ and officers’ fees and benefits	29,560

Registration and filing fees	80,987

Reports to shareholders	(70,211)

Professional services fees	82,552

Other	41,640

Total expenses	5,861,001

Less: Fees waived and/or expense offset arrangement(s)	(69,042)

Net expenses	5,791,959

Net investment income (loss)	(764,127)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	31,981,993

Affiliated investment securities	(3,135)

Foreign currencies	(52,428)

Forward foreign currency contracts	2,301,705

Futures contracts	(14,261,124)

Swap agreements	(887,694)

19,079,317

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(56,061,193)

Affiliated investment securities	473

Foreign currencies	(29,015)

Forward foreign currency contracts	347,663

Futures contracts	7,193,219

Swap agreements	21,648

(48,527,205)

Net realized and unrealized gain (loss)	(29,447,888)

Net increase (decrease) in net assets resulting from operations	$(30,212,015)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

24	Invesco Fundamental Alternatives Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	2022	2021

Operations:
Net investment income (loss)	$(764,127)	$(1,306,329)

Net realized gain	19,079,317	18,893,465

Change in net unrealized appreciation (depreciation)	(48,527,205)	19,228,818

Net increase (decrease) in net assets resulting from operations	(30,212,015)	36,815,954

Distributions to shareholders from distributable earnings:
Class A	(10,053,694)	(7,340,076)

Class C	(437,899)	(334,195)

Class R	(337,935)	(235,934)

Class Y	(3,063,993)	(3,334,842)

Class R5	(334)	(239)

Class R6	(200,601)	(4,349,596)

Total distributions from distributable earnings	(14,094,456)	(15,594,882)

Share transactions–net:
Class A	(25,043,386)	(35,215,742)

Class C	(3,772,748)	(8,816,984)

Class R	(864,204)	(1,493,496)

Class Y	(42,113,326)	(65,671,575)

Class R5	100	–

Class R6	(2,569,837)	(213,443,598)

Net increase (decrease) in net assets resulting from share transactions	(74,363,401)	(324,641,395)

Net increase (decrease) in net assets	(118,669,872)	(303,420,323)

Net assets:
Beginning of year	505,222,568	808,642,891

End of year	$386,552,696	$505,222,568

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

25	Invesco Fundamental Alternatives Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income (loss) to average net assets	Portfolio turnover (d)
Class A
Year ended 10/31/22	$27.26	$(0.05)	$(1.69)	$(1.74)	$(0.77)	$24.75	(6.60)%	$304,850	1.33%		1.34%		1.33%		(0.20)%	29%
Year ended 10/31/21	26.50	(0.08)	1.35	1.27	(0.51)	27.26	4.84	362,634	1.32		1.38		1.32		(0.27)	74
Year ended 10/31/20	26.83	0.28	(0.07)	0.21	(0.54)	26.50	0.77	386,680	1.56		1.61		1.52		1.07	223
Year ended 10/31/19	27.42	0.69	(0.82)	(0.13)	(0.46)	26.83	(0.45)	441,060	1.64		1.71		1.38		2.59	289
Year ended 10/31/18	27.21	0.45	0.19	0.64	(0.43)	27.42	2.34	477,683	1.96		1.99		1.35		1.67	155
Class C
Year ended 10/31/22	24.02	(0.21)	(1.50)	(1.71)	(0.56)	21.75	(7.32)	13,916	2.08		2.09		2.08		(0.95)	29
Year ended 10/31/21	23.36	(0.25)	1.21	0.96	(0.30)	24.02	4.11	19,401	2.08		2.13		2.08		(1.03)	74
Year ended 10/31/20	23.60	0.07	(0.07)	0.00	(0.24)	23.36	0.00	27,495	2.33		2.35		2.28		0.30	223
Year ended 10/31/19	24.17	0.43	(0.74)	(0.31)	(0.26)	23.60	(1.25)	38,860	2.42		2.47		2.14		1.81	289
Year ended 10/31/18	24.03	0.22	0.16	0.38	(0.24)	24.17	1.59	89,319	2.72		2.75		2.11		0.90	155
Class R
Year ended 10/31/22	26.00	(0.11)	(1.62)	(1.73)	(0.70)	23.57	(6.87)	10,728	1.58		1.59		1.58		(0.45)	29
Year ended 10/31/21	25.29	(0.14)	1.29	1.15	(0.44)	26.00	4.58	12,755	1.58		1.63		1.58		(0.53)	74
Year ended 10/31/20	25.60	0.21	(0.07)	0.14	(0.45)	25.29	0.51	13,867	1.82		1.86		1.78		0.81	223
Year ended 10/31/19	26.18	0.59	(0.78)	(0.19)	(0.39)	25.60	(0.70)	16,296	1.91		1.97		1.64		2.33	289
Year ended 10/31/18	26.02	0.36	0.17	0.53	(0.37)	26.18	2.07	19,426	2.23		2.26		1.62		1.40	155
Class Y
Year ended 10/31/22	27.94	0.02	(1.75)	(1.73)	(0.84)	25.37	(6.41)	53,389	1.08		1.09		1.08		0.05	29
Year ended 10/31/21	27.14	(0.01)	1.39	1.38	(0.58)	27.94	5.14	103,680	1.07		1.13		1.07		(0.02)	74
Year ended 10/31/20	27.47	0.36	(0.08)	0.28	(0.61)	27.14	1.00	165,217	1.31		1.35		1.27		1.32	223
Year ended 10/31/19	28.07	0.77	(0.84)	(0.07)	(0.53)	27.47	(0.22)	266,741	1.41		1.47		1.14		2.82	289
Year ended 10/31/18	27.86	0.52	0.19	0.71	(0.50)	28.07	2.59	352,559	1.73		1.76		1.12		1.90	155
Class R5
Year ended 10/31/22	27.29	0.05	(1.69)	(1.64)	(0.89)	24.76	(6.25)	9	0.93		0.94		0.93		0.20	29
Year ended 10/31/21	26.55	0.03	1.35	1.38	(0.64)	27.29	5.24	10	0.91		0.92		0.91		0.14	74
Year ended 10/31/20	26.87	0.39	(0.05)	0.34	(0.66)	26.55	1.23	10	1.14		1.15		1.10		1.49	223
Period ended 10/31/19(e)	26.56	0.35	(0.04)	0.31	–	26.87	1.17	10	1.25	(f)	1.35	(f)	1.02	(f)	2.97 (f)	289
Class R6
Year ended 10/31/22	28.09	0.06	(1.75)	(1.69)	(0.89)	25.51	(6.25)	3,660	0.93		0.94		0.93		0.20	29
Year ended 10/31/21	27.27	0.04	1.42	1.46	(0.64)	28.09	5.40	6,743	0.90		0.92		0.90		0.15	74
Year ended 10/31/20	27.60	0.41	(0.08)	0.33	(0.66)	27.27	1.19	215,374	1.12		1.14		1.08		1.51	223
Year ended 10/31/19	28.21	0.82	(0.86)	(0.04)	(0.57)	27.60	(0.08)	175,917	1.23		1.29		0.96		3.00	289
Year ended 10/31/18	28.00	0.57	0.19	0.76	(0.55)	28.21	2.77	211,904	1.58		1.61		0.97		2.05	155

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.02%, 0.01% and 0.00% for the years ended October 31, 2020, 2019 and 2018, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Commencement date after the close of business on May 24, 2019.
(f)	Annualized.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

26	Invesco Fundamental Alternatives Fund

Notes to Consolidated Financial Statements

October 31, 2022

NOTE 1–Significant Accounting Policies

Invesco Fundamental Alternatives Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco Fundamental Alternatives Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to commodity-linked derivatives primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or

27	Invesco Fundamental Alternatives Fund

other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

28	Invesco Fundamental Alternatives Fund

J.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

K.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Consolidated Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Consolidated Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Consolidated Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2022, the Fund paid the Adviser $1,078 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliated money market funds on the Consolidated Statement of Operations.

L.

Securities Sold Short – The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.

The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The Short stock rebate, if any, presented in the Consolidated Statement of Operations represents the net income earned on short sale proceeds held on deposit with the broker and margin interest earned or incurred on short sale transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales.

M.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

N.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

O.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund

29	Invesco Fundamental Alternatives Fund

currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
P.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap, and the other party pays a compounded fixed rate.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund will initially enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated, at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

A volatility swap involves an exchange between the Fund and a Counterparty of periodic payments based on the measured volatility of an underlying security, currency, commodity, interest rate, index or other reference asset over a specified time frame. Depending on the structure of the swap, either the Fund’s or the Counterparty’s payment obligation will typically be based on the realized volatility of the reference asset as measured by changes in its price or level over a specified time period, while the other party’s payment obligation will be based on a specified rate representing expected volatility for the reference asset at the time the swap is executed, or the measured volatility of a different reference asset over a specified time period. The Fund will typically make or lose money on a volatility swap depending on the magnitude of the reference asset’s volatility, or size of the movements in its price, over a specified time period, rather than general increases or decreases in the price of the reference asset. Volatility swaps are often used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of other investments held by the Fund. Variance swaps are similar to volatility swaps, except payments are based on the difference between the implied and measured volatility mathematically squared.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain

30	Invesco Fundamental Alternatives Fund

(loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2022, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Q.

Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

R.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

S.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

T.

Other Risks – During the period, the Fund experienced a low interest rate environment created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

U.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*
First $1.0 billion	0.850%
Next $500 million	0.800%
Next $500 million	0.750%
Next $500 million	0.700%
Next $500 million	0.650%
Next $500 million	0.600%
Next $500 million	0.550%
Over $4 billion	0.500%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2022, the effective advisory fee rate incurred by the Fund was 0.84%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

31	Invesco Fundamental Alternatives Fund

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees, of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2022, the Adviser waived advisory fees of $63,620.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2022, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2022, IDI advised the Fund that IDI retained $24,776 in front-end sales commissions from the sale of Class A shares and $90 and $149 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$144,656,800	$460	$16,745	$144,674,005

U.S. Treasury Securities	–	53,342,206	–	53,342,206

U.S. Dollar Denominated Bonds & Notes	–	28,903,152	–	28,903,152

Non-U.S. Dollar Denominated Bonds & Notes	–	12,992,538	–	12,992,538

Variable Rate Senior Loan Interests	–	62,942	–	62,942

Preferred Stocks	–	–	3,766	3,766

Money Market Funds	96,450,226	13,416,344	–	109,866,570

Total Investments in Securities	241,107,026	108,717,642	20,511	349,845,179

32	Invesco Fundamental Alternatives Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Assets*

Futures Contracts	$3,499,216	$–	$–	$3,499,216

Forward Foreign Currency Contracts	–	634,905	–	634,905

Swap Agreements	–	133,855	–	133,855

	3,499,216	768,760	–	4,267,976

Other Investments - Liabilities*

Futures Contracts	(3,007,032)	–	–	(3,007,032)

Forward Foreign Currency Contracts	–	(17,884)	–	(17,884)

Swap Agreements	–	(36,854)	–	(36,854)

	(3,007,032)	(54,738)	–	(3,061,770)

Total Other Investments	492,184	714,022	–	1,206,206

Total Investments	$241,599,210	$109,431,664	$20,511	$351,051,385

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2022:

	Value

Derivative Assets	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts –Exchange-Traded(a)	$1,357,293	$–	$–	$1,927,345	$214,578	$3,499,216

Unrealized appreciation on swap agreements – Centrally Cleared(a)	–	97,024	–	–	–	97,024

Unrealized appreciation on forward foreign currency contracts outstanding	–	–	634,905	–	–	634,905

Unrealized appreciation on swap agreements – OTC	36,831	–	–	–	–	36,831

Total Derivative Assets	1,394,124	97,024	634,905	1,927,345	214,578	4,267,976

Derivatives not subject to master netting agreements	(1,357,293)	(97,024)	–	(1,927,345)	(214,578)	(3,596,240)

Total Derivative Assets subject to master netting agreements	$36,831	$–	$634,905	$–	$–	$671,736

		Value

Derivative Liabilities		Commodity Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)		$(275,403)	$–	$(501,301)	$(2,230,328)	$(3,007,032)

Unrealized depreciation on forward foreign currency contracts outstanding		–	(17,884)	–	–	(17,884)

Unrealized depreciation on swap agreements – OTC		(36,854)	–	–	–	(36,854)

Total Derivative Liabilities		(312,257)	(17,884)	(501,301)	(2,230,328)	(3,061,770)

Derivatives not subject to master netting agreements		275,403	–	501,301	2,230,328	3,007,032

Total Derivative Liabilities subject to master netting agreements		$(36,854)	$(17,884)	$–	$–	$(54,738)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.

33	Invesco Fundamental Alternatives Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2022.

Financial Derivative Assets				Financial Derivative Liabilities				Collateral (Received)/Pledged

Counterparty	Forward Foreign Currency Contracts	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount(a)

Fund
Bank of America, N.A.	$ 4,521	$ -	$ 4,521	$ (3,832)	$ -	$(3,832)	$ 689	$-	$-	$ 689

BNP Paribas S.A.	-	-	-	(221)	-	(221)	(221)	-	-	(221)

Deutsche Bank AG	-	-	-	(1,295)	-	(1,295)	(1,295)	-	-	(1,295)

Goldman Sachs International	-	-	-	(3,525)	-	(3,525)	(3,525)	-	-	(3,525)

J.P. Morgan Chase Bank, N.A.	1,624	-	1,624	-	-	-	1,624	-	-	1,624

Morgan Stanley and Co. International PLC	628,760	-	628,760	(9,011)	-	(9,011)	619,749	-	-	619,749

Subtotal - Fund	634,905	-	634,905	(17,884)	-	(17,884)	617,021	-	-	617,021

Subsidiary
BNP Paribas S.A.	-	-	-	-	(19,599)	(19,599)	(19,599)	-	-	(19,599)

Canadian Imperial Bank of Commerce	-	36,831	36,831	-	(81)	(81)	36,750	-	-	36,750

Merrill Lynch International	-	-	-	-	(21,186)	(21,186)	(21,186)	-	-	(21,186)

Royal Bank of Canada	-	103,428	103,428	-	(281)	(281)	103,147	-	-	103,147

UBS AG	-	-	-	-	(17,763)	(17,763)	(17,763)	-	-	(17,763)

Subtotal - Subsidiary	-	140,259	140,259	-	(58,910)	(58,910)	81,349	-	-	81,349

Total	$634,905	$140,259	$775,164	$(17,884)	$(58,910)	$(76,794)	$698,370	$-	$-	$698,370

(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

Effect of Derivative Investments for the year ended October 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations

	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$-	$2,301,705	$-	$-	$2,301,705

Futures contracts	(1,974,547)	-	-	(570,680)	(11,715,897)	(14,261,124)

Swap agreements	(609,216)	(278,478)	-	-	-	(887,694)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	-	347,663	-	-	347,663

Futures contracts	1,269,712	-	-	4,758,923	1,164,584	7,193,219

Swap agreements	(8,650)	30,298	-	-	-	21,648

Total	$(1,322,701)	$(248,180)	$2,649,368	$4,188,243	$(10,551,313)	$(5,284,583)

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements

Average notional value	$15,914,111	$219,145,999	$13,899,204

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,422.

34	Invesco Fundamental Alternatives Fund

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021

Ordinary income*	$14,046,440	$15,594,882

Long-term capital gain	48,016	–

Total distributions	$14,094,456	$15,594,882

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed long-term capital gain	$9,315,006

Net unrealized appreciation – investments	15,238,737

Net unrealized appreciation – foreign currencies	13,529

Temporary book/tax differences	(144,110)

Shares of beneficial interest	362,129,534

Total net assets	$386,552,696

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, derivative instruments and subsidiary differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2022.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2022 was $79,732,032 and $207,061,973, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$36,640,557

Aggregate unrealized (depreciation) of investments	(21,401,820)

Net unrealized appreciation of investments	$15,238,737

Cost of investments for tax purposes is $335,812,648.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating losses and income from the Subsidiary, on October 31, 2022, undistributed net investment income (loss) was increased by $874,443, undistributed net realized gain was increased by $7,843,489 and shares of beneficial interest was decreased by $8,717,932. This reclassification had no effect on the net assets of the Fund.

35	Invesco Fundamental Alternatives Fund

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	395,352	$10,205,406	492,343	$13,353,888

Class C	60,433	1,373,972	89,686	2,150,042

Class R	61,564	1,522,679	54,892	1,423,375

Class Y	295,017	7,871,209	885,300	24,573,086

Class R5	3	100	-	-

Class R6	34,256	914,617	436,879	12,158,047

Issued as reinvestment of dividends:
Class A	354,615	9,471,770	259,426	6,918,884

Class C	17,796	420,343	13,520	319,754

Class R	13,155	335,466	9,161	233,503

Class Y	92,274	2,520,915	107,546	2,932,788

Class R6	5,510	151,127	158,454	4,333,714

Automatic conversion of Class C shares to Class A shares:
Class A	91,844	2,343,122	210,260	5,670,904

Class C	(104,243)	(2,343,122)	(237,496)	(5,670,904)

Reacquired:
Class A	(1,823,686)	(47,063,684)	(2,254,468)	(61,159,418)

Class C	(141,872)	(3,223,941)	(234,670)	(5,615,876)

Class R	(110,177)	(2,722,349)	(121,876)	(3,150,374)

Class Y	(1,994,015)	(52,505,450)	(3,368,547)	(93,177,449)

Class R6	(136,328)	(3,635,581)	(8,252,546)	(229,935,359)

Net increase (decrease) in share activity	(2,888,502)	$(74,363,401)	(11,752,136)	$(324,641,395)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 10% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

36	Invesco Fundamental Alternatives Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Fundamental Alternatives Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Fundamental Alternatives Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2022, the related consolidated statement of operations for the year ended October 31, 2022, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the consolidated financial highlights for each of the periods indicated in the table below (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Consolidated Financial Highlights

For each of the four years in the period ended October 31, 2022 for Class A, Class C, Class R, Class Y and Class R6.

For each of the three years in the period ended October 31, 2022 and the period May 24, 2019 (commencement of operations) through October 31, 2019 for Class R5.

The consolidated financial statements of Oppenheimer Fundamental Alternatives Fund (subsequently renamed Invesco Fundamental Alternatives Fund) as of and for the year ended October 31, 2018 and the consolidated financial highlights for the year then ended (not presented herein, other than the consolidated financial highlights) were audited by other auditors whose report dated December 21, 2018 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas
December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

37	Invesco Fundamental Alternatives Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio

Class A	$1,000.00	$974.40	$6.72	$1,018.40	$6.87	1.35%
Class C	1,000.00	971.00	10.43	1,014.62	10.66	2.10
Class R	1,000.00	973.20	7.96	1,017.14	8.13	1.60
Class Y	1,000.00	975.40	5.48	1,019.66	5.60	1.10
Class R5	1,000.00	976.30	4.63	1,020.52	4.74	0.93
Class R6	1,000.00	976.70	4.68	1,020.47	4.79	0.94

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2022 through October 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

38	Invesco Fundamental Alternatives Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Fundamental Alternatives Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. etailed follow-up requests for information submitted by the independent Trustees to management.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance.

The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the HFRX Global Hedge Fund Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between a Fund’s investment objective, principal investment strategies and/or investment restrictions and those of the funds in its performance universe and noted specifically the varying characteristics of the Fund’s peer group constituents. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition

39	Invesco Fundamental Alternatives Fund

of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board noted that certain factor exposures and emerging market equity exposure detracted from Fund performance. The Board also considered that the Fund underwent portfolio management and corresponding investment strategy changes in 2020. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

40	Invesco Fundamental Alternatives Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$48,016
Qualified Dividend Income*	36.48%
Corporate Dividends Received Deduction*	35.50%
U.S. Treasury Obligations*	0.80%
Qualified Business Income*	0.00%
Business Interest Income*	3.65%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

41	Invesco Fundamental Alternatives Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Fundamental Alternatives Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			189	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Fundamental Alternatives Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	189	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Fundamental Alternatives Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Fundamental Alternatives Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Fundamental Alternatives Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103-7018

Investment Adviser

Invesco Advisers, Inc.

1555 Peachtree Street, N.E.

Atlanta, GA 30309

Counsel to the Independent Trustees

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

Distributor

Invesco Distributors, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Transfer Agent

Invesco Investment Services, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Auditors

PricewaterhouseCoopers LLP

1000 Louisiana Street, Suite 5800

Houston, TX 77002-5021

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110-2801

T-6	Invesco Fundamental Alternatives Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	O-FALT-AR-1

Annual Report to Shareholders	October 31, 2022

Invesco Global Allocation Fund

Nasdaq:

A: QVGIX ∎ C: QGRCX ∎ R: QGRNX ∎ Y: QGRYX ∎ R5: GLALX ∎ R6: QGRIX

2	Management’s Discussion

2	Performance Summary

3	Long-Term Fund Performance

5	Supplemental Information

7	Consolidated Schedule of Investments

17	Consolidated Financial Statements

20	Consolidated Financial Highlights

21	Notes to Consolidated Financial Statements

31	Report of Independent Registered Public Accounting Firm

32	Fund Expenses

33	Approval of Investment Advisory and Sub-Advisory Contracts

35	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2022, Class A shares of Invesco Global Allocation Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Global Allocation Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/21 to 10/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-19.30%
Class C Shares	-19.89
Class R Shares	-19.47
Class Y Shares	-19.08
Class R5 Shares	-18.98
Class R6 Shares	-19.01
Custom Invesco Global Allocation Index▼	-16.57
MSCI All Country World Index∎	-19.96
Bloomberg Global Aggregate USD Hedged Index∎	-12.12
Source(s): ▼Invesco, RIMES Technologies Corp.; ∎RIMES Technologies Corp.

Market conditions and your Fund

At the beginning of the fiscal year ended October 31, 2022, developed global equity markets were mostly positive, despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified at the end of 2021, resulting in broadly higher costs for companies and consumers. Emerging market equities declined due in part to COVID-19 concerns and China’s ongoing regulatory tightening in the private education and technology sectors and slowing economic growth.

    Global equity markets declined in the first half of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains, and increasing shortages of oil, gas and raw materials, with the price of oil rising sharply.

    Inflation headwinds continued into the third quarter of 2022. The US Federal Reserve (the Fed), the European Central Bank and the Bank of England all raised interest rates. In contrast, the People’s Bank of China lowered its policy rate and the Bank of Japan kept rates the same. Emerging market equities, hampered by the strong US dollar, underper-formed developed market equities.

    During October 2022, developed market equities rebounded and were in positive territory. Developed market equities outperformed emerging market equities, which declined primarily driven by weakness in China as Chinese markets reacted to the reappointment of President Xi and his authority, with no signs of the country’s zero-COVID-19 policy being relaxed. Despite the rebound in October for developed market equities, at the end of the fiscal year, trailing one-year returns for developed market equities and emerging market equities were both in negative territory.

    During the fiscal year, the Fund underperformed the Custom Invesco Global Allocation Index. Relative to the index, the Fund received positive contributions from top-down factor rotation and detractions from top-down asset allocation and bottom-up managers’ security selection.

    From a top-down asset allocation perspective, the Fund was largely positioned in a ‘neutral’ or ‘risk-off’ stance compared to the Custom Invesco Global Allocation Index for most of the fiscal year. This tactical positioning allowed for positive relative contributions from equities, commodities, foreign exchange and cash. Within equities, top-down factor rotation into defensive factors helped the portfolio during periods of heightened market volatility. The Fund’s relative detractors were experienced in the fixed-income space and particularly within US treasuries. The diversification benefits of fixed-income as a ballast to riskier equities were not achieved for much of the past fiscal year due to monetary tightening and other economic conditions.

    From a bottom-up managers’ security selection perspective, after controlling for style bias, all underlying Fund strategies detracted from performance relative to the Custom Invesco Global Allocation Index during the fiscal year. In particular, emerging market equity exposures suffered the largest losses after writing-off sanctioned Russian equities. Global and international equity strategies were also the primary detractors from relative Fund performance. No bottom-up manager strategies contributed positively to relative Fund performance.

    Thank you for your investment in Invesco Global Allocation Fund as we continue to

2                      Invesco Global Allocation Fund

dynamically navigate changing macroeconomic and market conditions.

Portfolio manager(s):

Alessio de Longis

Duy Nguyen

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/12

1   Source: RIMES Technologies Corp.

2   Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3                      Invesco Global Allocation Fund

Average Annual Total Returns

As of 10/31/22, including maximum applicable sales charges

Class A Shares
Inception (11/1/91)	6.78%
10 Years	3.99
5 Years	0.43
1 Year	-23.72

Class C Shares
Inception (9/1/93)	6.54%
10 Years	3.95
5 Years	0.80
1 Year	-20.59

Class R Shares
Inception (3/1/01)	2.95%
10 Years	4.32
5 Years	1.31
1 Year	-19.47

Class Y Shares
Inception (5/1/00)	3.99%
10 Years	4.86
5 Years	1.82
1 Year	-19.08

Class R5 Shares
10 Years	4.73%
5 Years	1.86
1 Year	-18.98

Class R6 Shares
Inception (2/28/12)	4.60%
10 Years	5.03
5 Years	1.97
1 Year	-19.01

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Global Allocation Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Global Allocation Fund. Note: The Fund was subsequently renamed the Invesco Global Allocation Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent monthend performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                      Invesco Global Allocation Fund

Supplemental Information

Invesco Global Allocation Fund’s investment objective is to seek total return.

∎ Unless otherwise stated, information presented in this report is as of October 31, 2022, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI All Country World Index is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for nonresident investors.

∎	The Custom Invesco Global Allocation Index is composed of 60% MSCI All Country World Index/40% Bloomberg Global Aggregate USD Hedged Index.
∎	The Bloomberg Global Aggregate USD Hedged Index tracks fixed-income performance of regions around the world while hedging the currency back to the US dollar.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5                      Invesco Global Allocation Fund

Fund Information

Portfolio Composition

By security type		% of total net assets

Exchange-Traded Funds		50.00%

Common Stocks & Other Equity Interests		25.97

U.S. Treasury Securities		20.51

Security Types Each Less Than 1% of Portfolio		0.27

Money Market Funds Plus Other Assets Less Liabilities		3.25

Top 10 Equity Holdings*

		% of total net assets
1.	Invesco Russell 1000 Dynamic Multifactor ETF	20.13%

2.	Invesco BulletShares 2023 Corporate Bond ETF	13.27

3.	Invesco International Developed Dynamic Multifactor ETF	8.88

4.	Invesco Russell 2000 Dynamic Multifactor ETF	5.53

5.	Invesco High Yield Bond Factor ETF	2.20

6.	Alphabet, Inc., Class A	0.60

7.	LVMH Moet Hennessy Louis Vuitton SE	0.55

8.	Novo Nordisk A/S, Class B	0.55

9.	Housing Development Finance Corp. Ltd.	0.51

10.	Airbus SE	0.45

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Datapresented here are as of October 31, 2022.

6                      Invesco Global Allocation Fund

Consolidated Schedule of Investments(a)

October 31, 2022

	Shares	Value

Exchange-Traded Funds–50.00%
Invesco BulletShares 2023 Corporate Bond ETF(b)(c)	6,549,500	$136,622,570

Invesco High Yield Bond Factor ETF(b)	1,076,000	22,644,420

Invesco International Developed Dynamic Multifactor ETF(b)	4,910,000	91,450,714

Invesco Russell 1000 Dynamic Multifactor ETF(b)	4,826,160	207,235,310

Invesco Russell 2000 Dynamic Multifactor ETF(b)(c)	1,607,300	56,866,274

Total Exchange-Traded Funds (Cost $476,039,949)		514,819,288

Common Stocks & Other Equity Interests–25.97%
Advertising–0.02%
Trade Desk, Inc. (The), Class A(d)	4,643	247,193

Aerospace & Defense–0.61%
Airbus SE (France)	42,892	4,644,878

BAE Systems PLC (United Kingdom)	59,717	557,729

CAE, Inc. (Canada)(d)	14,689	280,335

Northrop Grumman Corp.	1,436	788,378

		6,271,320

Air Freight & Logistics–0.35%
DSV A/S (Denmark)	1,026	138,684

United Parcel Service, Inc., Class B	9,402	1,577,374

ZTO Express (Cayman), Inc. (China)	5,979	101,354

ZTO Express (Cayman), Inc., ADR (China)(c)	103,814	1,753,418

		3,570,830

Apparel Retail–0.06%
Lojas Renner S.A. (Brazil)	99,495	595,179

Apparel, Accessories & Luxury Goods–1.30%
Brunello Cucinelli S.p.A. (Italy)	5,334	309,339

Cie Financiere Richemont S.A. (Switzerland)	14,835	1,450,981

Cie Financiere Richemont S.A., Wts., expiring 11/22/2023 (Switzerland)(d)	50,652	24,786

Hermes International (France)	1,616	2,092,884

Kering S.A. (France)	4,983	2,280,898

lululemon athletica, inc.(d)	2,069	680,784

LVMH Moet Hennessy Louis Vuitton SE (France)	9,033	5,698,702

PRADA S.p.A. (Italy)	185,000	840,808

		13,379,182

Application Software–1.27%
Adobe, Inc.(d)	5,286	1,683,591

Bill.com Holdings, Inc.(d)	2,886	384,877

Cadence Design Systems, Inc.(d)	4,225	639,623

Dassault Systemes SE (France)	23,239	778,050

Datadog, Inc., Class A(d)	1,518	122,214

HubSpot, Inc.(d)	734	217,675

Intuit, Inc.	7,315	3,127,163

Manhattan Associates, Inc.(d)	4,829	587,544

	Shares	Value

Application Software–(continued)
Paycom Software, Inc.(d)	1,195	$ 413,470

Paylocity Holding Corp.(d)	4,420	1,024,512

Qualtrics International, Inc., Class A(d)	13,759	164,695

Roper Technologies, Inc.	1,828	757,779

SAP SE (Germany)	11,764	1,135,808

Splunk, Inc.(d)	3,067	254,898

Synopsys, Inc.(d)	3,211	939,378

Tyler Technologies, Inc.(d)	1,928	623,380

Xero Ltd. (New Zealand)(d)	4,218	209,402

		13,064,059

Asset Management & Custody Banks–0.03%
Ameriprise Financial, Inc.	1,104	341,268

Automobile Manufacturers–0.09%
Dr. Ing. h.c. F. Porsche AG, Preference Shares (Germany)(d)	6,096	623,522

Suzuki Motor Corp. (Japan)	8,600	290,167

		913,689

Automotive Retail–0.08%
O’Reilly Automotive, Inc.(d)	944	790,288

Biotechnology–0.34%
Alnylam Pharmaceuticals, Inc.(d)	2,309	478,563

Ascendis Pharma A/S, ADR (Denmark)(d)	2,779	319,585

BeiGene Ltd., ADR (China)(c)(d)	5,400	912,006

Brii Biosciences Ltd. (China)(d)	55,000	39,186

CSL Ltd. (Australia)	4,902	878,491

Natera, Inc.(d)	3,839	180,280

Neurocrine Biosciences, Inc.(d)	2,573	296,204

Zai Lab Ltd., ADR (China)(d)	17,501	389,922

		3,494,237

Brewers–0.37%
Ambev S.A. (Brazil)	345,002	1,068,635

Anheuser-Busch InBev S.A./N.V. (Belgium)	5,273	264,116

Asahi Group Holdings Ltd. (Japan)	37,800	1,058,080

Carlsberg A/S, Class B (Denmark)	12,293	1,447,457

		3,838,288

Broadcasting–0.04%
Zee Entertainment Enterprises Ltd. (India)	132,763	420,457

Building Products–0.25%
Advanced Drainage Systems, Inc.(c)	2,996	347,177

Assa Abloy AB, Class B (Sweden)	44,147	890,767

Carlisle Cos., Inc.	2,040	487,152

Daikin Industries Ltd. (Japan)	5,900	887,375

		2,612,471

Cable & Satellite–0.02%
Charter Communications, Inc., Class A(d)	434	159,547

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

7                      Invesco Global Allocation Fund

	Shares	Value
Casinos & Gaming–0.38%
Entain PLC (United Kingdom)	90,129	$ 1,304,471

Flutter Entertainment PLC (Ireland)(d)	15,342	2,035,124

Las Vegas Sands Corp.(c)(d)	15,545	590,865

		3,930,460

Commodity Chemicals–0.20%
LG Chem Ltd. (South Korea)	4,709	2,063,440

Communications Equipment–0.10%
Motorola Solutions, Inc.	4,163	1,039,543

Construction & Engineering–0.28%
Quanta Services, Inc.	4,901	696,138

Vinci S.A. (France)	17,198	1,580,457

WillScot Mobile Mini Holdings Corp.(d)	13,050	555,016

		2,831,611

Construction Machinery & Heavy Trucks–0.11%
Epiroc AB, Class A (Sweden)	77,167	1,179,899

Construction Materials–0.13%
James Hardie Industries PLC, CDI (Australia)	45,970	1,009,912

Vulcan Materials Co.	1,739	284,674

		1,294,586

Consumer Electronics–0.01%
Sony Group Corp. (Japan)	1,700	115,112

Copper–0.02%
Antofagasta PLC (Chile)	16,700	224,766

Data Processing & Outsourced Services–0.66%
Adyen N.V. (Netherlands)(d)(e)	671	961,219

Amadeus IT Group S.A. (Spain)(d)	28,794	1,498,898

Edenred (France)	29,486	1,513,017

ExlService Holdings, Inc.(d)	3,239	589,012

Fidelity National Information Services, Inc.	3,436	285,154

StoneCo Ltd., Class A (Brazil)(d)	13,153	138,107

Visa, Inc., Class A(c)	5,778	1,196,970

Worldline S.A. (France)(d)(e)	15,043	657,912

		6,840,289

Department Stores–0.07%
Next PLC (United Kingdom)	12,659	715,018

Distillers & Vintners–0.43%
Davide Campari-Milano N.V. (Italy)	104,774	942,296

Diageo PLC (United Kingdom)	7,313	301,486

Pernod Ricard S.A. (France)	18,386	3,225,777

		4,469,559

Distributors–0.06%
Genuine Parts Co.	3,289	584,982

Diversified Banks–1.23%
Banco Bradesco S.A., Preference Shares (Brazil)	271,832	1,045,123

Banco Santander Chile (Chile)	1,576,486	56,776

CaixaBank S.A. (Spain)	158,227	524,301

Credicorp Ltd. (Peru)	4,268	624,665

ICICI Bank Ltd., ADR (India)	59,203	1,304,834

	Shares	Value
Diversified Banks–(continued)
ING Groep N.V. (Netherlands)	115,161	$ 1,131,144

Kotak Mahindra Bank Ltd. (India)	168,458	3,874,646

Lloyds Banking Group PLC (United Kingdom)	2,027,602	975,879

NU Holdings Ltd., Class A (Brazil)(d)	107,536	537,680

PT Bank Central Asia Tbk (Indonesia)	980,700	552,612

Sberbank of Russia PJSC (Russia)(d)(f)	11,951	0

Societe Generale S.A. (France)	88,246	2,022,761

TCS Group Holding PLC, GDR (Russia)(d)(e)(f)	6,603	0

		12,650,421

Diversified Metals & Mining–0.45%
Anglo American PLC (South Africa)	14,824	443,449

Eramet S.A. (France)	3,508	229,699

Grupo Mexico S.A.B. de C.V., Class B (Mexico)	690,507	2,503,363

Korea Zinc Co. Ltd. (South Korea)	1,879	842,453

Teck Resources Ltd., Class B (Canada)	18,564	565,088

		4,584,052

Diversified Real Estate Activities–0.24%
DLF Ltd. (India)	467,649	2,175,819

Mitsui Fudosan Co. Ltd. (Japan)	14,000	268,165

		2,443,984

Electrical Components & Equipment–0.20%
AMETEK, Inc.	4,767	618,089

Hubbell, Inc.	2,191	520,319

Nidec Corp. (Japan)	13,400	738,906

WEG S.A. (Brazil)	26,136	203,805

		2,081,119

Electronic Components–0.24%
Murata Manufacturing Co. Ltd. (Japan)	29,800	1,461,882

Omron Corp. (Japan)	3,800	176,623

Sunny Optical Technology Group Co. Ltd. (China)	14,800	128,389

TDK Corp. (Japan)	24,100	750,320

		2,517,214

Electronic Equipment & Instruments–0.28%
Keyence Corp. (Japan)	6,900	2,600,452

Yokogawa Electric Corp. (Japan)	16,200	271,194

		2,871,646

Environmental & Facilities Services–0.37%
Rentokil Initial PLC (United Kingdom)	360,814	2,250,814

Republic Services, Inc.	4,158	551,434

Waste Connections, Inc.	7,706	1,016,499

		3,818,747

Fertilizers & Agricultural Chemicals–0.12%
FMC Corp.	2,563	304,741

Nutrien Ltd. (Canada)	11,197	946,146

		1,250,887

Financial Exchanges & Data–0.60%
FactSet Research Systems, Inc.	1,078	458,678

London Stock Exchange Group PLC (United Kingdom)	21,073	1,827,198

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8                      Invesco Global Allocation Fund

	Shares	Value

Financial Exchanges & Data–(continued)
MSCI, Inc.	994	$466,047

Nasdaq, Inc.	7,636	475,265

S&P Global, Inc.	9,067	2,912,774

		6,139,962

Food Distributors–0.03%
Sysco Corp.	3,531	305,643

Food Retail–0.29%
Alimentation Couche-Tard, Inc. (Canada)	34,755	1,556,175

Kobe Bussan Co. Ltd. (Japan)	21,700	470,853

Ocado Group PLC (United Kingdom)(d)	24,498	132,548

Seven & i Holdings Co. Ltd. (Japan)	21,000	783,939

		2,943,515

Footwear–0.04%
Puma SE (Germany)	10,012	443,366

General Merchandise Stores–0.30%
Dollar General Corp.	2,529	645,021

Dollarama, Inc. (Canada)	40,831	2,426,153

		3,071,174

Gold–0.15%
Agnico Eagle Mines Ltd. (Canada)	4,386	192,808

Franco-Nevada Corp. (Canada)	3,672	453,786

Northern Star Resources Ltd. (Australia)	50,386	279,872

Polyus PJSC, GDR (Russia)(d)(e)(f)	3,188	0

Wheaton Precious Metals Corp. (Brazil)	20,078	656,350

		1,582,816

Health Care Distributors–0.12%
AmerisourceBergen Corp.	5,886	925,397

McKesson Corp.	678	263,993

		1,189,390

Health Care Equipment–0.54%
Boston Scientific Corp.(d)	3,943	169,983

DexCom, Inc.(d)	1,552	187,450

IDEXX Laboratories, Inc.(d)	1,158	416,509

Insulet Corp.(c)(d)	1,997	516,844

Intuitive Surgical, Inc.(d)	1,872	461,392

Medtronic PLC	14,347	1,253,067

MicroTech Medical Hangzhou Co. Ltd., H Shares (China)(d)(e)	14,600	11,329

Omnicell, Inc.(d)	2,163	167,243

ResMed, Inc.(c)	6,802	1,521,539

Shockwave Medical, Inc.(d)	806	236,279

Siemens Healthineers AG (Germany)(e)	12,694	584,385

		5,526,020

Health Care Services–0.06%
Dr Lal PathLabs Ltd. (India)(e)	16,789	519,452

New Horizon Health Ltd. (China)(d)(e)	31,000	68,972

		588,424

Health Care Supplies–0.28%
Alcon, Inc. (Switzerland)	10,434	633,135

ConvaTec Group PLC (United Kingdom)(e)	148,524	371,186

	Shares	Value

Health Care Supplies–(continued)
EssilorLuxottica S.A. (France)	4,310	$682,707

Hoya Corp. (Japan)	13,000	1,212,082

		2,899,110

Health Care Technology–0.01%
Doximity, Inc., Class A(d)	3,509	92,883

Homebuilding–0.16%
Sekisui House Ltd. (Japan)	97,900	1,626,898

Hotels, Resorts & Cruise Lines–0.35%
H World Group Ltd. (China)	4,900	13,396

H World Group Ltd., ADR (China)	65,130	1,763,720

Hilton Worldwide Holdings, Inc.	4,743	641,538

Marriott International, Inc., Class A	2,272	363,770

Trainline PLC (United Kingdom)(d)(e)	206,946	789,582

		3,572,006

Human Resource & Employment Services–0.11%
Benefit One, Inc. (Japan)	15,000	208,024

Recruit Holdings Co. Ltd. (Japan)	28,900	887,007

		1,095,031

Hypermarkets & Super Centers–0.21%
BJ’s Wholesale Club Holdings, Inc.(d)	7,046	545,361

Wal-Mart de Mexico S.A.B. de C.V., Series V (Mexico)	426,168	1,646,123

		2,191,484

Industrial Conglomerates–0.18%
Hitachi Ltd. (Japan)	17,300	783,645

Siemens AG (Germany)	1,836	200,709

SM Investments Corp. (Philippines)	63,594	904,750

		1,889,104

Industrial Gases–0.14%
Air Liquide S.A. (France)	11,137	1,454,701

Industrial Machinery–0.42%
Aalberts N.V. (Netherlands)	10,004	347,243

Atlas Copco AB, Class A (Sweden)	184,116	1,965,689

Chart Industries, Inc.(d)	1,769	394,275

MISUMI Group, Inc. (Japan)	28,500	606,108

Sandvik AB (Sweden)	25,755	402,611

SMC Corp. (Japan)	700	281,777

VAT Group AG (Switzerland)(e)	1,348	307,379

		4,305,082

Insurance Brokers–0.09%
Arthur J. Gallagher & Co.	5,163	965,894

Integrated Oil & Gas–0.40%
BP PLC (United Kingdom)	234,609	1,301,551

Novatek PJSC, GDR (Russia)(d)(e)(f)	19,962	0

Repsol S.A. (Spain)	88,057	1,198,060

Shell PLC, ADR (Netherlands)(c)	22,526	1,253,121

TotalEnergies SE (France)	7,192	393,045

		4,145,777

Integrated Telecommunication Services–0.11%
Spark New Zealand Ltd. (New Zealand)	392,039	1,165,945

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9                      Invesco Global Allocation Fund

	Shares	Value

Interactive Home Entertainment–0.16%
Konami Group Corp. (Japan)	3,500	$153,755

NetEase, Inc., ADR (China)	26,181	1,456,187

		1,609,942

Interactive Media & Services–0.86%
Alphabet, Inc., Class A(d)	65,273	6,168,951

Meta Platforms, Inc., Class A(d)	14,147	1,317,935

NAVER Corp. (South Korea)	2,326	275,740

Pinterest, Inc., Class A(d)	5,630	138,498

Rightmove PLC (United Kingdom)	99,911	562,848

Tencent Holdings Ltd. (China)	16,417	430,778

Yandex N.V., Class A (Russia)(d)(f)	54,808	0

		8,894,750

Internet & Direct Marketing Retail–0.39%
Alibaba Group Holding Ltd. (China)(d)	14,700	117,034

Amazon.com, Inc.(d)	5,040	516,298

Coupang, Inc. (South Korea)(d)	3,578	61,792

Farfetch Ltd., Class A (United Kingdom)(d)	25,200	213,696

JD.com, Inc., ADR (China)(c)	47,153	1,758,335

Meituan, B Shares (China)(d)(e)	81,600	1,298,033

		3,965,188

Investment Banking & Brokerage–0.12%
LPL Financial Holdings, Inc.(c)	4,649	1,188,517

IT Consulting & Other Services–0.82%
Amdocs Ltd.	7,917	683,316

Capgemini SE (France)	4,381	718,800

EPAM Systems, Inc.(d)	3,500	1,225,000

Gartner, Inc.(d)	3,099	935,650

Globant S.A.(d)	2,215	417,926

Infosys Ltd. (India)	83,314	1,545,551

Tata Consultancy Services Ltd. (India)	75,066	2,893,281

		8,419,524

Leisure Products–0.14%
Bandai Namco Holdings, Inc. (Japan)	10,700	707,798

Shimano, Inc. (Japan)	4,800	744,309

		1,452,107

Life & Health Insurance–0.14%
AIA Group Ltd. (Hong Kong)	138,200	1,043,645

Legal & General Group PLC (United Kingdom)	162,173	432,593

		1,476,238

Life Sciences Tools & Services–0.87%
Agilent Technologies, Inc.	7,816	1,081,344

Avantor, Inc.(d)	24,833	500,882

Charles River Laboratories International, Inc.(d)	1,103	234,112

Danaher Corp.	1,258	316,601

Illumina, Inc.(c)(d)	2,122	485,556

IQVIA Holdings, Inc.(d)	2,899	607,833

Lonza Group AG (Switzerland)	1,703	875,493

Mettler-Toledo International, Inc.(d)	435	550,244

Repligen Corp.(d)	4,304	785,437

Samsung Biologics Co. Ltd. (South Korea)(d)(e)	1,970	1,210,598

	Shares	Value

Life Sciences Tools & Services–(continued)
Sartorius Stedim Biotech (France)	2,469	$783,375

Tecan Group AG, Class R (Switzerland)	2,080	764,889

West Pharmaceutical Services, Inc.	833	191,673

Wuxi Biologics Cayman, Inc. (China)(d)(e)	128,300	580,430

		8,968,467

Managed Health Care–0.17%
Humana, Inc.	1,529	853,304

Molina Healthcare, Inc.(d)	2,625	942,008

		1,795,312

Movies & Entertainment–0.24%
CTS Eventim AG & Co. KGaA (Germany)(d)	16,198	773,825

Liberty Media Corp.-Liberty Formula One, Class C(d)	6,303	363,872

Live Nation Entertainment, Inc.(d)	3,924	312,390

Universal Music Group N.V. (Netherlands)	45,498	891,566

Walt Disney Co. (The)(d)	1,175	125,185

		2,466,838

Multi-line Insurance–0.01%
Allianz SE (Germany)	683	122,980

Multi-Utilities–0.06%
Veolia Environnement S.A. (France)	26,872	599,150

Office REITs–0.02%
Alexandria Real Estate Equities, Inc.	1,500	217,950

Oil & Gas Exploration & Production–0.34%
Antero Resources Corp.(d)	6,455	236,640

Inpex Corp. (Japan)	167,700	1,713,130

Pioneer Natural Resources Co.	1,565	401,282

Santos Ltd. (Australia)	133,809	661,150

Var Energi ASA (Norway)	140,317	475,709

		3,487,911

Oil & Gas Refining & Marketing–0.24%
Reliance Industries Ltd. (India)	59,236	1,822,921

S-Oil Corp. (South Korea)	10,159	616,328

		2,439,249

Oil & Gas Storage & Transportation–0.27%
Cheniere Energy, Inc.	6,157	1,086,156

Enbridge, Inc. (Canada)	35,941	1,399,902

Targa Resources Corp.	3,864	264,182

		2,750,240

Other Diversified Financial Services–0.57%
FirstRand Ltd. (South Africa)	170,855	599,020

Housing Development Finance Corp. Ltd. (India)	176,365	5,257,966

Jackson Financial, Inc., Class A	1	38

		5,857,024

Packaged Foods & Meats–0.09%
Barry Callebaut AG (Switzerland)	124	234,409

Hershey Co. (The)(c)	2,763	659,721

		894,130

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Allocation Fund

	Shares	Value

Paper Packaging–0.05%
Avery Dennison Corp.	3,016	$511,363

Personal Products–0.22%
LG H&H Co. Ltd. (South Korea)	267	95,348

L’Oreal S.A. (France)	3,412	1,071,245

Unilever PLC (United Kingdom)	24,103	1,096,370

		2,262,963

Pharmaceuticals–0.69%
AstraZeneca PLC, ADR (United Kingdom)	1,125	66,161

Bayer AG (Germany)	5,079	267,191

Daiichi Sankyo Co. Ltd. (Japan)	2,200	70,544

Novo Nordisk A/S, Class B (Denmark)	51,697	5,618,185

Phathom Pharmaceuticals, Inc.(d)	7,752	82,171

Roche Holding AG	1,252	416,104

Royalty Pharma PLC, Class A	14,090	596,289

		7,116,645

Property & Casualty Insurance–0.05%
W.R. Berkley Corp.	6,275	466,735

Real Estate Development–0.04%
Oberoi Realty Ltd. (India)	40,749	454,865

Regional Banks–0.03%
East West Bancorp, Inc.	4,757	340,458

Research & Consulting Services–0.28%
Booz Allen Hamilton Holding Corp.	4,727	514,534

CoStar Group, Inc.(d)	9,550	789,976

Dun & Bradstreet Holdings, Inc.	6,840	87,894

Equifax, Inc.(c)	6,263	1,061,829

Nihon M&A Center Holdings, Inc. (Japan)	40,000	452,292

		2,906,525

Restaurants–0.49%
Chipotle Mexican Grill, Inc.(d)	508	761,152

Compass Group PLC (United Kingdom)	62,483	1,315,953

Yum China Holdings, Inc. (China)	72,916	3,015,076

		5,092,181

Semiconductor Equipment–0.30%
ASML Holding N.V. (Netherlands)	3,407	1,606,120

Disco Corp. (Japan)	2,200	526,458

Enphase Energy, Inc.(d)	1,737	533,259

Lam Research Corp.	143	57,884

Tokyo Electron Ltd. (Japan)	1,500	396,695

		3,120,416

Semiconductors–1.21%
Analog Devices, Inc.	18,110	2,582,848

First Solar, Inc.(d)	2,057	299,437

Infineon Technologies AG (Germany)	34,941	850,706

Lattice Semiconductor Corp.(d)	6,911	335,253

Marvell Technology, Inc.	16,792	666,307

MediaTek, Inc. (Taiwan)	74,000	1,348,229

Monolithic Power Systems, Inc.	1,683	571,294

NVIDIA Corp.	1,781	240,382

QUALCOMM, Inc.	1,835	215,906

	Shares	Value

Semiconductors–(continued)
Renesas Electronics Corp. (Japan)(d)	51,400	$430,445

Silergy Corp. (China)	24,000	276,029

STMicroelectronics N.V., New York Shares (Singapore)	16,160	502,899

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	342,000	4,115,662

		12,435,397

Soft Drinks–0.13%
Britvic PLC (United Kingdom)	64,601	538,766

Coca-Cola Europacific Partners PLC (United Kingdom)	6,746	317,399

Fomento Economico Mexicano S.A.B. de C.V., Series CPO (Mexico)	5,416	38,879

Monster Beverage Corp.(d)	4,223	395,780

		1,290,824

Specialized REITs–0.08%
Extra Space Storage, Inc.	1,395	247,529

SBA Communications Corp., Class A	2,228	601,337

		848,866

Specialty Chemicals–0.23%
Akzo Nobel N.V. (Netherlands)	9,012	555,529

Albemarle Corp.	985	275,672

Croda International PLC (United Kingdom)	3,725	288,523

Ecolab, Inc.	1,231	193,353

Sika AG (Switzerland)	4,636	1,043,686

		2,356,763

Specialty Stores–0.13%
Tractor Supply Co.	2,647	581,731

Ulta Beauty, Inc.(d)	1,769	741,866

		1,323,597

Steel–0.13%
Vale S.A., ADR (Brazil)	101,459	1,312,879

Systems Software–0.24%
Crowdstrike Holdings, Inc., Class A(d)	3,378	544,534

Microsoft Corp.	3,393	787,617

Oracle Corp.	4,900	261,368

Palo Alto Networks, Inc.(c)(d)	5,205	893,126

		2,486,645

Technology Hardware, Storage & Peripherals–0.26%
FUJIFILM Holdings Corp. (Japan)	13,900	635,496
Samsung Electronics Co. Ltd. (South Korea)	50,160	2,085,829

		2,721,325

Tobacco–0.42%
Philip Morris International, Inc.	13,510	1,240,894

Swedish Match AB (Sweden)	304,635	3,134,309

		4,375,203

Trading Companies & Distributors–0.32%
Ashtead Group PLC (United Kingdom)	14,874	774,055

Ferguson PLC	7,569	824,726

Marubeni Corp. (Japan)	135,000	1,182,175

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Allocation Fund

	Shares	Value

Trading Companies & Distributors–(continued)
RS GROUP PLC (United Kingdom)	45,896	$504,039

		3,284,995

Trucking–0.05%
Old Dominion Freight Line, Inc.	1,976	542,610

Wireless Telecommunication Services–0.11%
America Movil S.A.B. de C.V., Class L, ADR (Mexico)	45,476	855,404

Vodafone Group PLC (United Kingdom)	201,036	234,278

		1,089,682

Total Common Stocks & Other Equity Interests (Cost $289,250,137)		267,346,022

	Principal
	Amount
U.S. Treasury Securities–20.51%
U.S. Treasury Bonds–8.94%
5.00%, 05/15/2037	$25,200,000	27,402,539

3.25%, 05/15/2042	24,520,000	20,738,556

2.00%, 08/15/2051	69,595,000	43,869,317

		92,010,412

U.S. Treasury Notes–11.57%
1.88%, 02/15/2032(g)	143,200,000	119,102,125

Total U.S. Treasury Securities (Cost $260,666,489)		211,112,537

	Shares
Preferred Stocks–0.14%
Diversified Banks–0.04%
Socium Re Ltd., Series 2019-1, Pfd.(f)	264,345	458,404

Diversified Support Services–0.10%
Harambee Re Ltd., Pfd.(f)	223	20,955

Kinesis Re I Ltd., Series 2019-1, Pfd.(f)	116,394	133,199

Lion Rock Re Ltd., Series S, Pfd.(b)(f)	375	23,596

Mt. Logan Re Ltd., Pfd.(f)	1,737	728,668

Thopas Re Ltd., Pfd.(f)	73	20,374

Turing Re Ltd., Series 2019-1, Pfd.(e)(f)	13,286	35,789

Viribus Re Ltd., Pfd.(f)	399,749	25,248

		987,829

Total Preferred Stocks (Cost $4,971,286)		1,446,233

	Principal
	Amount
Event-Linked Bonds–0.13%
Diversified Support Services–0.00%
Alturas RE Segregated Account (Multinational), Catastrophe Linked Notes, 0.00%, 12/31/2022(e)(f)(h)	$15,000	0

Investment Abbreviations:

ADR	- American Depositary Receipt
CDI	- CREST Depository Interest
CPO	- Certificates of Ordinary Participation
ETF	- Exchange-Traded Fund
GDR	- Global Depositary Receipt
Pfd.	- Preferred
REIT	- Real Estate Investment Trust
Wts.	- Warrants

	Principal Amount	Value

Other Diversified Financial Services–0.13%
Eden RE II Ltd. (Multinational), Class A, Catastrophe Linked Notes, 0.00%, 03/22/2023(e)(f)(h)	$10,800	$119,681

Limestone Re Ltd. (Multinational), Class A, Catastrophe Linked Notes, 0.00%, 12/31/2023(e)(f)(h)	15,621	18,838

Sector Re V Ltd. (Multinational), Series 2019-1, Class A, Catastrophe Linked Notes, 0.00%, 03/01/2024(e)(f)(h)	1,800,000	1,219,543

		1,358,062

Total Event-Linked Bonds (Cost $1,859,240)		1,358,062

	Shares
Money Market Funds–1.46%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(b)(i)	5,265,568	5,265,568

Invesco Liquid Assets Portfolio, Institutional Class, 3.03%(b)(i)	3,770,870	3,771,624

Invesco Treasury Portfolio, Institutional Class, 3.08%(b)(i)	6,017,793	6,017,793

Total Money Market Funds (Cost $15,054,889)		15,054,985

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.21% (Cost $1,047,841,990)		1,011,137,127

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.40%
Invesco Private Government Fund, 3.18%(b)(i)(j)	4,044,769	4,044,769

Invesco Private Prime Fund, 3.28%(b)(i)(j)	10,398,787	10,398,787

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $14,442,984)		14,443,556

TOTAL INVESTMENTS IN SECURITIES–99.61% (Cost $1,062,284,974)		1,025,580,683

OTHER ASSETS LESS LIABILITIES–0.39%		4,055,463

NET ASSETS–100.00%		$1,029,636,146

.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Allocation Fund

Notes to Consolidated Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or is an “affiliated person” under the Investment Company Act of 1940, as amended (the “1940 Act”), which defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. For the Investments in Other Affiliates below, the Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Invesco BulletShares 2023 Corporate Bond ETF	$-	$155,287,000	$(18,358,004)	$(261,980)	$(44,446)	$136,622,570	$ 215,396

Invesco Emerging Markets Sovereign Debt ETF	52,397,015	23,859,764	(70,685,259)	83,845	(5,655,365)	-	621,032

Invesco Fundamental High Yield® Corporate Bond ETF	39,260,258	-	(39,320,675)	(1,394,214)	1,454,631	-	-

Invesco High Yield Bond Factor ETF	27,448,760	-	-	(4,804,340)	-	22,644,420	1,432,005

Invesco International Developed Dynamic Multifactor ETF	130,625,149	-	-	(39,174,435)	-	91,450,714	5,345,026

Invesco Russell 1000 Dynamic Multifactor ETF	236,240,532	-	-	(29,005,222)	-	207,235,310	2,699,030

Invesco Russell 2000 Dynamic Multifactor ETF	44,940,397	18,790,278	-	(6,864,401)	-	56,866,274	600,583

Invesco Senior Loan ETF	68,560,608	-	(65,424,511)	42,708	(3,178,805)	-	1,261,819

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	6,228,330	235,516,829	(236,479,591)	-	-	5,265,568	336,875

Invesco Liquid Assets Portfolio, Institutional Class	4,146,169	168,226,307	(168,610,649)	117	9,680	3,771,624	242,884

Invesco Treasury Portfolio, Institutional Class	7,118,091	269,162,090	(270,262,388)	-	-	6,017,793	375,115

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	84,215,771	(80,171,002)	-	-	4,044,769	24,583*

Invesco Private Prime Fund	-	156,923,659	(146,524,325)	572	(1,119)	10,398,787	62,865*

Investments in Other Affiliates:

Lion Rock Re Ltd., Series S, Pfd.	53,327	-	-	(29,731)	-	23,596	-

Total	$617,018,636	$1,111,981,698	$(1,095,836,404)	$(81,407,081)	$(7,415,424)	$544,341,425	$13,217,213

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Consolidated Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(c)	All or a portion of this security was out on loan at October 31, 2022.
(d)	Non-income producing security.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $8,754,328, which represented less than 1% of the Fund’s Net Assets.

(f)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1N.
(h)	Zero coupon bond issued at a discount.
(i)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(j)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                      Invesco Global Allocation Fund

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Equity Risk

E-Mini S&P 500 Index	817	December-2022	$158,620,550	$(7,853,838)	$(7,853,838)

S&P/TSX 60 Index	14	December-2022	2,420,288	122,260	122,260

SPI 200 Index	21	December-2022	2,302,356	124,890	124,890

Subtotal–Long Futures Contracts				(7,606,688)	(7,606,688)

Short Futures Contracts

Equity Risk

E-Mini Russell 2000 Index	613	December-2022	(56,794,450)	666,896	666,896

MSCI Emerging Markets Index	1,240	December-2022	(52,923,200)	6,307,504	6,307,504

Nikkei 225 Index	50	December-2022	(9,263,929)	(20,329)	(20,329)

EURO STOXX 600 Index	2,859	December-2022	(58,203,362)	2,066,500	2,066,500

Subtotal–Short Futures Contracts				9,020,571	9,020,571

Total Futures Contracts				$1,413,883	$1,413,883

Open Forward Foreign Currency Contracts

Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

Currency Risk

12/21/2022	Bank of America, N.A.	AUD	25,735,000	USD	17,395,851	$908,271

12/21/2022	Bank of America, N.A.	INR	180,000,000	USD	2,250,385	88,681

12/21/2022	Bank of America, N.A.	JPY	763,710,000	USD	5,347,117	178,961

12/21/2022	Bank of America, N.A.	NZD	28,765,000	USD	17,429,464	692,951

12/21/2022	Citibank, N.A.	CAD	12,275,000	USD	9,339,523	324,188

12/21/2022	Citibank, N.A.	CNY	43,600,000	USD	6,265,358	264,601

12/21/2022	Citibank, N.A.	HKD	9,495,000	USD	1,211,727	1,342

12/21/2022	Citibank, N.A.	TWD	269,865,000	USD	8,798,846	427,329

12/21/2022	Deutsche Bank AG	CAD	3,500,000	USD	2,697,075	126,511

12/21/2022	Deutsche Bank AG	EUR	13,825,000	USD	14,103,343	384,946

12/21/2022	Deutsche Bank AG	SGD	1,960,000	USD	1,405,951	20,972

12/21/2022	Deutsche Bank AG	USD	1,926,421	GBP	1,700,000	26,470

12/02/2022	Goldman Sachs International	USD	17,004,717	BRL	88,683,000	57,496

12/21/2022	Goldman Sachs International	TWD	370,100,000	USD	11,758,310	277,390

12/21/2022	J.P. Morgan Chase Bank, N.A.	AUD	2,660,000	USD	1,835,824	131,648

12/21/2022	J.P. Morgan Chase Bank, N.A.	CLP	513,000,000	USD	569,052	29,773

12/21/2022	J.P. Morgan Chase Bank, N.A.	CZK	380,000,000	USD	15,591,208	297,193

12/21/2022	J.P. Morgan Chase Bank, N.A.	INR	503,690,000	USD	6,264,957	215,907

12/21/2022	J.P. Morgan Chase Bank, N.A.	JPY	3,127,920,000	USD	21,990,924	823,756

12/21/2022	J.P. Morgan Chase Bank, N.A.	KRW	23,568,700,000	USD	17,114,858	587,177

12/21/2022	J.P. Morgan Chase Bank, N.A.	SEK	21,460,000	USD	2,058,466	106,765

12/21/2022	J.P. Morgan Chase Bank, N.A.	ZAR	258,110,000	USD	15,021,238	1,022,722

12/21/2022	Morgan Stanley and Co. International PLC	CHF	22,730,000	USD	23,563,510	727,841

12/21/2022	Morgan Stanley and Co. International PLC	CNY	23,850,000	USD	3,456,552	174,028

12/21/2022	Morgan Stanley and Co. International PLC	DKK	77,295,000	USD	10,478,031	174,501

12/21/2022	Morgan Stanley and Co. International PLC	EUR	14,635,000	USD	14,740,079	217,928

12/21/2022	Morgan Stanley and Co. International PLC	GBP	3,040,000	USD	3,563,350	71,121

12/21/2022	Morgan Stanley and Co. International PLC	JPY	1,350,000,000	USD	9,573,158	437,477

12/21/2022	Morgan Stanley and Co. International PLC	PHP	919,790,000	USD	15,968,022	196,588

12/21/2022	Morgan Stanley and Co. International PLC	THB	524,440,000	USD	14,471,303	631,396

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14                      Invesco Global Allocation Fund

Open Forward Foreign Currency Contracts–(continued)
Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

12/21/2022	UBS AG	USD	1,107,674	MXN	22,490,000	$17,748

Subtotal–Appreciation						9,643,678

Currency Risk

12/21/2022	Bank of America, N.A.	USD	15,214,286	COP	67,947,000,000	(1,573,270)

12/21/2022	Bank of America, N.A.	USD	16,783,110	SGD	23,575,000	(124,493)

12/21/2022	Barclays Bank PLC	USD	2,622,628	JPY	381,855,000	(38,550)

12/02/2022	Citibank, N.A.	BRL	4,410,000	USD	848,204	(260)

12/21/2022	Citibank, N.A.	USD	4,260,943	INR	350,270,000	(54,386)

12/21/2022	Citibank, N.A.	USD	2,579,068	KRW	3,650,000,000	(19,485)

12/21/2022	Citibank, N.A.	USD	1,085,324	THB	39,090,000	(53,744)

12/21/2022	Deutsche Bank AG	USD	219,569	GBP	190,000	(1,305)

12/21/2022	Deutsche Bank AG	USD	1,322,768	IDR	19,782,000,000	(58,811)

12/21/2022	Deutsche Bank AG	USD	15,932,373	PLN	76,520,000	(38,505)

12/21/2022	Deutsche Bank AG	USD	1,824,373	ZAR	32,040,000	(86,693)

12/21/2022	Goldman Sachs International	USD	14,849,474	IDR	220,820,000,000	(740,331)

12/21/2022	Goldman Sachs International	USD	13,887,776	TWD	426,170,000	(667,501)

12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	15,751,382	HUF	6,411,600,000	(488,212)

12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	11,312,089	JPY	1,622,000,000	(335,739)

12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	14,242,753	NOK	142,430,000	(519,059)

12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	15,021,790	ZAR	268,800,000	(443,505)

12/21/2022	Morgan Stanley and Co. International PLC	MXN	81,295,000	USD	3,977,932	(90,152)

12/21/2022	Morgan Stanley and Co. International PLC	USD	9,089,081	CNY	64,080,000	(269,620)
12/21/2022	Morgan Stanley and Co. International PLC	USD	15,699,328	CZK	389,830,000	(9,680)

12/21/2022	Morgan Stanley and Co. International PLC	USD	525,437	MYR	2,360,000	(26,131)

12/21/2022	Morgan Stanley and Co. International PLC	USD	413,371	PEN	1,620,000	(8,996)

12/21/2022	Morgan Stanley and Co. International PLC	USD	9,538,042	SEK	101,425,000	(313,841)

Subtotal–Depreciation						(5,962,269)

Total Forward Foreign Currency Contracts						$3,681,409

Open Over-The-Counter Total Return Swap Agreements(a)(b)
Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Equity Risk

Goldman Sachs International	Pay	MSCI ACWI ex USA Growth Net Total Return Index	SOFR + 0.27%	Quarterly	743,000	May–2023	USD 174,396,960	$-	$11,345,610	$11,345,610

Equity Risk

Goldman Sachs International	Receive	MSCI ACWI Daily Total Return Net ex USA	SOFR + 0.01%	Quarterly	718,000	May–2023	USD 171,245,154	-	(8,819,913)	(8,819,913)

J.P. Morgan Chase Bank, N.A.	Pay	Russell Midcap Growth Total Return Index	SOFR + 0.22%	Monthly	11,200	September–2023	USD 43,673,090	-	(2,597,843)	(2,597,843)

Subtotal – Depreciation								-	(11,417,756)	(11,417,756)

Total – Total Return Swap Agreements								$-	$(72,146)	$(72,146)

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $2,923,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15                      Invesco Global Allocation Fund

Abbreviations:

AUD	–Australian Dollar
BRL	–Brazilian Real
CAD	–Canadian Dollar
CHF	–Swiss Franc
CLP	–Chile Peso
CNY	–Chinese Yuan Renminbi
COP	–Colombia Peso
CZK	–Czech Koruna
DKK	–Danish Krone
EUR	–Euro
GBP	–British Pound Sterling
HKD	–Hong Kong Dollar
HUF	–Hungarian Forint
IDR	–Indonesian Rupiah
INR	–Indian Rupee
JPY	–Japanese Yen
KRW	–South Korean Won
MXN	–Mexican Peso
MYR	–Malaysian Ringgit
NOK	–Norwegian Krone
NZD	–New Zealand Dollar
PEN	–Peruvian Sol
PHP	–Philippines Peso
PLN	–Polish Zloty
SEK	–Swedish Krona
SGD	–Singapore Dollar
SOFR	–Secured Overnight Financing Rate
THB	–Thai Baht
TWD	–New Taiwan Dollar
USD	–U.S. Dollar
ZAR	–South African Rand

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16                      Invesco Global Allocation Fund

Consolidated Statement of Assets and Liabilities

October 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $556,709,652)*	$481,239,258

Investments in affiliates, at value (Cost $505,575,322)	544,341,425

Other investments:
Variation margin receivable – futures contracts	3,680,705

Swaps receivable – OTC	673,608

Unrealized appreciation on swap agreements – OTC	11,345,610

Unrealized appreciation on forward foreign currency contracts outstanding	9,643,678

Deposits with brokers:
Cash collateral – OTC Derivatives	2,923,000

Cash	7,128,081

Foreign currencies, at value (Cost $801,353)	800,153

Receivable for:
Investments sold	20,551,735

Fund shares sold	204,914

Dividends	668,424

Interest	1,817,275

Investment for trustee deferred compensation and retirement plans	213,035

Other assets	57,872

Total assets	1,085,288,773

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	5,962,269

Swaps payable – OTC	736,021

Unrealized depreciation on swap agreements–OTC	11,417,756

Payable for:
Investments purchased	20,690,578

Fund shares reacquired	831,813

Accrued foreign taxes	432,542

Collateral upon return of securities loaned	14,442,984

Accrued fees to affiliates	556,994

Accrued trustees’ and officers’ fees and benefits	1,373

Accrued other operating expenses	215,329

Trustee deferred compensation and retirement plans	364,968

Total liabilities	55,652,627

Net assets applicable to shares outstanding	$1,029,636,146

Net assets consist of:
Shares of beneficial interest	$1,056,153,239

Distributable earnings (loss)	(26,517,093)

$1,029,636,146

Net Assets:
Class A	$862,662,744

Class C	$49,614,873

Class R	$31,033,663

Class Y	$49,840,985

Class R5	$11,243

Class R6	$36,472,638

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	51,378,424

Class C	3,189,370

Class R	1,907,772

Class Y	2,954,973

Class R5	663

Class R6	2,153,884

Class A:
Net asset value per share	$16.79

Maximum offering price per share (Net asset value of $16.79 ÷ 94.50%)	$17.77

Class C:
Net asset value and offering price per share	$15.56

Class R:
Net asset value and offering price per share	$16.27

Class Y:
Net asset value and offering price per share	$16.87

Class R5:
Net asset value and offering price per share	$16.96

Class R6:
Net asset value and offering price per share	$16.93

*	At October 31, 2022, securities with an aggregate value of $14,079,551 were on loan to brokers.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17                      Invesco Global Allocation Fund

Consolidated Statement of Operations

For the year ended October 31, 2022

Investment income:

Interest (net of foreign withholding taxes of $1,884)	$8,835,843

Dividends (net of foreign withholding taxes of $507,664)	7,787,962

Dividends from affiliates (includes net securities lending income of $557,270)	13,687,035

Total investment income	30,310,840

Expenses:
Advisory fees	9,397,590

Administrative services fees	172,222

Custodian fees	217,300

Distribution fees:
Class A	2,523,213

Class C	607,677

Class R	177,091

Transfer agent fees – A, C, R and Y	1,700,726

Transfer agent fees – R5	4

Transfer agent fees – R6	12,238

Trustees’ and officers’ fees and benefits	51,389

Registration and filing fees	105,178

Professional services fees	190,320

Other	1,106

Total expenses	15,156,054

Less: Fees waived and/or expense offset arrangement(s)	(932,090)

Net expenses	14,223,964

Net investment income	16,086,876

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $42,390)	(51,855,858)

Affiliated investment securities	(7,415,424)

Foreign currencies	(153,651)

Forward foreign currency contracts	16,955,160

Futures contracts	366,745

Swap agreements	41,637,849

(465,179)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $383,682)	(191,702,629)

Affiliated investment securities	(81,407,081)

Foreign currencies	4,374,585

Forward foreign currency contracts	1,324,932

Futures contracts	(3,572,551)

Swap agreements	(294,995)

(271,277,739)

Net realized and unrealized gain (loss)	(271,742,918)

Net increase (decrease) in net assets resulting from operations	$(255,656,042)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18                      Invesco Global Allocation Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	2022	2021

Operations:
Net investment income	$16,086,876	$ 13,422,337

Net realized gain (loss)	(465,179)	152,067,058

Change in net unrealized appreciation (depreciation)	(271,277,739)	152,171,952

Net increase (decrease) in net assets resulting from operations	(255,656,042)	317,661,347

Distributions to shareholders from distributable earnings:
Class A	(146,614,587)	–

Class C	(9,123,275)	–

Class R	(5,093,988)	–

Class Y	(9,300,035)	–

Class R5	(2,002)	–

Class R6	(5,849,031)	–

Total distributions from distributable earnings	(175,982,918)	–

Share transactions–net:
Class A	49,715,808	(89,744,878)

Class C	(471,104)	(23,564,887)

Class R	3,926,613	(3,015,738)

Class Y	(719,309)	(9,811,398)

Class R5	484	1,492

Class R6	5,423,105	(853,213)

Net increase (decrease) in net assets resulting from share transactions	57,875,597	(126,988,622)

Net increase (decrease) in net assets	(373,763,363)	190,672,725

Net assets:
Beginning of year	1,403,399,509	1,212,726,784

End of year	$1,029,636,146	$1,403,399,509

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19                      Invesco Global Allocation Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Year ended 10/31/22	$23.79	$0.26	$(4.25)	$(3.99)	$(0.47)	$(2.54)	$(3.01)	$16.79	(19.06)%	$ 862,663	1.15%		1.23%		1.36%		151%
Year ended 10/31/21	18.75	0.22	4.82	5.04	-	-	-	23.79	26.88	1,173,186	1.15		1.25		1.01		51
Year ended 10/31/20	18.21	0.15	0.39	0.54	-	-	-	18.75	2.97	999,336	1.20		1.32		0.85		82
Year ended 10/31/19	18.48	0.13	1.16	1.29	(0.39)	(1.17)	(1.56)	18.21	8.05	1,093,027	1.21		1.31		0.75		52
Year ended 10/31/18	19.48	0.21	(1.21)	(1.00)	(0.00)	-	(0.00)	18.48	(5.12)	1,050,082	1.25		1.32		1.06		151
Class C
Year ended 10/31/22	22.23	0.11	(3.95)	(3.84)	(0.29)	(2.54)	(2.83)	15.56	(19.63)	49,615	1.90		1.98		0.61		151
Year ended 10/31/21	17.66	0.05	4.52	4.57	-	-	-	22.23	25.88	72,605	1.90		2.00		0.26		51
Year ended 10/31/20	17.28	0.02	0.36	0.38	-	-	-	17.66	2.20	77,710	1.95		2.07		0.10		82
Year ended 10/31/19	17.59	0.00	1.10	1.10	(0.24)	(1.17)	(1.41)	17.28	7.22	92,142	1.96		2.06		0.00		52
Year ended 10/31/18	18.67	0.06	(1.14)	(1.08)	-	-	-	17.59	(5.84)	209,903	2.01		2.08		0.31		151
Class R
Year ended 10/31/22	23.13	0.20	(4.11)	(3.91)	(0.41)	(2.54)	(2.95)	16.27	(19.22)	31,034	1.40		1.48		1.11		151
Year ended 10/31/21	18.28	0.16	4.69	4.85	-	-	-	23.13	26.53	39,793	1.40		1.50		0.76		51
Year ended 10/31/20	17.79	0.11	0.38	0.49	-	-	-	18.28	2.75	34,012	1.45		1.57		0.60		82
Year ended 10/31/19	18.10	0.09	1.11	1.20	(0.34)	(1.17)	(1.51)	17.79	7.68	38,552	1.46		1.56		0.50		52
Year ended 10/31/18	19.12	0.16	(1.18)	(1.02)	-	-	-	18.10	5.34	39,909	1.50		1.57		0.82		151
Class Y
Year ended 10/31/22	23.89	0.31	(4.26)	(3.95)	(0.53)	(2.54)	(3.07)	16.87	(18.84)	49,841	0.90		0.98		1.61		151
Year ended 10/31/21	18.78	0.28	4.83	5.11	-	-	-	23.89	27.21	72,519	0.90		1.00		1.26		51
Year ended 10/31/20	18.21	0.20	0.38	0.58	(0.01)	-	(0.01)	18.78	3.27	65,397	0.95		1.07		1.10		82
Year ended 10/31/19	18.49	0.18	1.14	1.32	(0.43)	(1.17)	(1.60)	18.21	8.27	74,260	0.96		1.06		0.99		52
Year ended 10/31/18	19.47	0.26	(1.21)	(0.95)	(0.03)	-	(0.03)	18.49	(4.88)	114,493	1.01		1.08		1.31		151
Class R5
Year ended 10/31/22	24.02	0.33	(4.29)	(3.96)	(0.56)	(2.54)	(3.10)	16.96	(18.77)	11	0.78		0.86		1.73		151
Year ended 10/31/21	18.85	0.32	4.85	5.17	-	-	-	24.02	27.43	15	0.76		0.86		1.40		51
Year ended 10/31/20	18.24	0.24	0.39	0.63	(0.02)	-	(0.02)	18.85	3.45	11	0.76		0.87		1.29		82
Period ended 10/31/19(e)	17.36	0.09	0.79	0.88	-	-	-	18.24	5.07	11	0.85	(f)	0.93	(f)	1.11	(f)	52
Class R6
Year ended 10/31/22	23.98	0.33	(4.28)	(3.95)	(0.56)	(2.54)	(3.10)	16.93	(18.77)	36,473	0.78		0.86		1.73		151
Year ended 10/31/21	18.83	0.31	4.84	5.15	-	-	-	23.98	27.35	45,281	0.76		0.86		1.40		51
Year ended 10/31/20	18.22	0.24	0.39	0.63	(0.02)	-	(0.02)	18.83	3.46	36,260	0.76		0.87		1.29		82
Year ended 10/31/19	18.51	0.21	1.14	1.35	(0.47)	(1.17)	(1.64)	18.22	8.48	37,741	0.79		0.88		1.17		52
Year ended 10/31/18	19.48	0.29	(1.21)	(0.92)	(0.05)	-	(0.05)	18.51	(4.75)	33,300	0.84		0.91		1.48		151

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include estimated acquired fund fees from underlying funds of 0.15%,0.17%, 0.14%, 0.08% and 0.02% for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Commencement date after the close of business on May 24, 2019.
(f)	Annualized.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20                      Invesco Global Allocation Fund

Notes to Consolidated Financial Statements

October 31, 2022

NOTE 1–Significant Accounting Policies

Invesco Global Allocation Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco Global Allocation Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to commodity-linked derivatives primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the

21                      Invesco Global Allocation Fund

inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider,as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Tax reclaims on the Consolidated Statement of Assets and Liabilities.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received. These tax refund payments are reflected as Foreign withholding tax claims in the Consolidated Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Consolidated Statement of Operations as Professional fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended October 31, 2022, the Fund did not enter into any closing agreements.

G.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their

22                      Invesco Global Allocation Fund

duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Consolidated Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Consolidated Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Consolidated Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2022, the Fund paid the Adviser $61,741 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliates on the Consolidated Statement of Operations.

L.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

M.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

N.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal

23                      Invesco Global Allocation Fund

Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

O.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2022, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

24                      Invesco Global Allocation Fund

P.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

R.

Other Risks – During the period, the Fund experienced a low interest rate environment created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

S.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

Up to $1.0 billion	0.800%

Next $2 billion	0.760%

Next $1 billion	0.710%

Next $1 billion	0.660%

Next $1 billion	0.600%

Next $1 billion	0.550%

Next $2 billion	0.500%

Over $9 billion	0.480%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2022, the effective advisory fee rate incurred by the Fund was 0.78%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00%, and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2022, the Adviser waived advisory fees of $920,724.

25                      Invesco Global Allocation Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2022, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2022, IDI advised the Fund that IDI retained $75,148 in front-end sales commissions from the sale of Class A shares and $1,012 and $2,194 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Exchange-Traded Funds	$514,819,288	$–	$–	$514,819,288

Common Stocks & Other Equity Interests	131,877,663	135,468,359	0	267,346,022

U.S. Treasury Securities	–	211,112,537	–	211,112,537

Preferred Stocks	–	–	1,446,233	1,446,233

Event-Linked Bonds	–	–	1,358,062	1,358,062

Money Market Funds	15,054,985	14,443,556	–	29,498,541

Total Investments in Securities	661,751,936	361,024,452	2,804,295	1,025,580,683

Other Investments - Assets*

Futures Contracts	9,288,050	–	–	9,288,050

Forward Foreign Currency Contracts	–	9,643,678	–	9,643,678

Swap Agreements	–	11,345,610	–	11,345,610

	9,288,050	20,989,288	–	30,277,338

26                      Invesco Global Allocation Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Liabilities*

Futures Contracts	$(7,874,167)	$–	$–	$(7,874,167)

Forward Foreign Currency Contracts	–	(5,962,269)	–	(5,962,269)

Swap Agreements	–	(11,417,756)	–	(11,417,756)

	(7,874,167)	(17,380,025)	–	(25,254,192)

Total Other Investments	1,413,883	3,609,263	–	5,023,146

Total Investments	$663,165,819	$364,633,715	$2,804,295	$1,030,603,829

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2022:

	Value

Derivative Assets	Currency Risk	Equity Risk	Total

Unrealized appreciation on futures contracts–Exchange-Traded(a)	$–	$ 9,288,050	$9,288,050

Unrealized appreciation on forward foreign currency contracts outstanding	9,643,678	–	9,643,678

Unrealized appreciation on swap agreements – OTC	–	11,345,610	11,345,610

Total Derivative Assets	9,643,678	20,633,660	30,277,338

Derivatives not subject to master netting agreements	–	(9,288,050)	(9,288,050)

Total Derivative Assets subject to master netting agreements	$9,643,678	$ 11,345,610	$20,989,288

	Value

Derivative Liabilities	Currency Risk	Equity Risk	Total

Unrealized depreciation on futures contracts –Exchange-Traded(a)	$–	$ (7,874,167)	$(7,874,167)

Unrealized depreciation on forward foreign currency contracts outstanding	(5,962,269)	–	(5,962,269)

Unrealized depreciation on swap agreements – OTC	–	(11,417,756)	(11,417,756)

Total Derivative Liabilities	(5,962,269)	(19,291,923)	(25,254,192)

Derivatives not subject to master netting agreements	–	7,874,167	7,874,167

Total Derivative Liabilities subject to master netting agreements	$(5,962,269)	$(11,417,756)	$(17,380,025)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.

27                      Invesco Global Allocation Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2022.

	Financial Derivative Assets			Financial Derivative Liabilities				Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank of America, N.A.	$1,868,864	$–	$1,868,864	$(1,697,763)	$–	$(1,697,763)	$171,101	$–	$(171,101)	$–

Barclays Bank PLC	–	–	–	(38,550)	–	(38,550)	(38,550)	–	–	(38,550)

Citibank, N.A.	1,017,460	–	1,017,460	(127,875)	–	(127,875)	889,585	–	(820,000)	69,585

Deutsche Bank AG	558,899	–	558,899	(185,314)	–	(185,314)	373,585	(259,820)	–	113,765

Goldman Sachs International	334,886	12,019,218	12,354,104	(1,407,832)	(9,555,934)	(10,963,766)	1,390,338	–	(1,390,338)	–

J.P. Morgan Chase Bank, N.A.	3,214,941	–	3,214,941	(1,786,515)	(2,597,843)	(4,384,358)	(1,169,417)	–	1,169,417	–

Morgan Stanley and Co. International PLC	2,630,880	–	2,630,880	(718,420)	–	(718,420)	1,912,460	–	–	1,912,460

UBS AG	17,748	–	17,748	–	–	–	17,748	–	–	17,748

Total	$9,643,678	$12,019,218	$21,662,896	$(5,962,269)	$(12,153,777)	$(18,116,046)	$3,546,850	$(259,820)	$(1,212,022)	$2,075,008

Effect of Derivative Investments for the year ended October 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$–	$16,955,160	$–	$–	$16,955,160

Futures contracts	7,963,192	–	(3,069,825)	(4,526,622)	366,745

Swap agreements	–	–	41,637,849	–	41,637,849

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	–	1,324,932	–	–	1,324,932

Futures contracts	–	–	(3,572,551)	–	(3,572,551)

Swap agreements	–	–	(294,995)	–	(294,995)

Total	$7,963,192	$18,280,092	$34,700,478	$(4,526,622)	$56,417,140

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements

Average notional value	$686,391,357	$448,442,561	$474,189,081

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $11,366.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund

28                      Invesco Global Allocation Fund

may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021

Ordinary income*	$42,824,477	$–

Long-term capital gain	133,158,441	–

Total distributions	$175,982,918	$–

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$57,048,508

Net unrealized appreciation (depreciation) – investments	(39,793,875)

Net unrealized appreciation – foreign currencies	4,682,907

Temporary book/tax differences	(362,472)

Capital loss carryforward	(48,092,161)

Shares of beneficial interest	1,056,153,239

Total net assets	$1,029,636,146

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, derivative instruments and partnerships .

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$48,092,160	$1	$48,092,161

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2022 was $699,094,172 and $789,579,183, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$136,761,624

Aggregate unrealized (depreciation) of investments	(176,555,499)

Net unrealized appreciation (depreciation) of investments	$(39,793,875)

Cost of investments for tax purposes is $1,070,397,704.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnerships, income from the Subsidiary and derivative instruments , on October 31, 2022, undistributed net investment income was increased by $43,946,223, undistributed net realized gain (loss) was decreased by $46,626,227 and shares of beneficial interest was increased by $2,680,004. This reclassification had no effect on the net assets of the Fund.

29                      Invesco Global Allocation Fund

NOTE 11–Share Information

		Summary of Share Activity

	Year ended October 31, 2022(a)		Year ended October 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	1,861,609	$35,693,983	2,179,768	$49,521,742

Class C	361,281	6,556,324	459,086	9,717,253

Class R	245,339	4,601,243	239,230	5,261,967

Class Y	445,783	8,682,723	819,850	18,382,390

Class R5	69	1,288	65	1,512

Class R6	299,431	5,529,328	310,992	7,083,716

Issued as reinvestment of dividends:
Class A	6,786,388	139,326,608	-	-

Class C	466,344	8,926,958	-	-

Class R	253,570	5,052,342	-	-

Class Y	361,963	7,459,544	-	-

Class R5	10	217	-	-

Class R6	277,815	5,733,961	-	-

Automatic conversion of Class C shares to Class A shares:
Class A	268,532	5,035,795	723,752	15,875,139

Class C	(288,672)	(5,035,795)	(770,334)	(15,875,139)

Reacquired:
Class A	(6,855,559)	(130,340,578)	(6,883,565)	(155,141,759)

Class C	(615,204)	(10,918,591)	(824,490)	(17,407,001)

Class R	(311,209)	(5,726,972)	(379,687)	(8,277,705)

Class Y	(888,313)	(16,861,576)	(1,266,104)	(28,193,788)

Class R5	(56)	(1,021)	(1)	(20)

Class R6	(311,642)	(5,840,184)	(348,675)	(7,936,929)

Net increase (decrease) in share activity	2,357,479	$57,875,597	(5,740,113)	$(126,988,622)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 12% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

30                      Invesco Global Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Global Allocation Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Global Allocation Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2022, the related consolidated statement of operations for the year ended October 31, 2022, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the consolidated financial highlights for each of the periods indicated in the table below (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Consolidated Financial Highlights

For each of the four years in the period ended October 31, 2022 for Class A, Class C, Class R, Class Y and Class R6.

For each of the three years in the period ended October 31, 2022 and the period May 24, 2019 (commencement of operations) through October 31, 2019 for Class R5.

The consolidated financial statements of Oppenheimer Global Allocation Fund (subsequently renamed Invesco Global Allocation Fund) as of and for the year ended October 31, 2018 and the consolidated financial highlights for the year then ended (not presented herein, other than the consolidated financial highlights) were audited by other auditors whose report dated December 21, 2018 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent, brokers and insurance companies; when replies were not received from brokers or insurance companies, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

31                      Invesco Global Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (05/01/22)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/22)	Expenses Paid During Period[2]
Class A	$1,000.00	$914.40	$5.65	$1,019.31	$5.96	1.17%
Class C	1,000.00	910.90	9.25	1,015.53	9.75	1.92
Class R	1,000.00	912.90	6.85	1,018.05	7.22	1.42
Class Y	1,000.00	915.30	4.44	1,020.57	4.69	0.92
Class R5	1,000.00	916.20	3.77	1,021.27	3.97	0.78
Class R6	1,000.00	916.10	3.77	1,021.27	3.97	0.78

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2022 through October 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

32                      Invesco Global Allocation Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Allocation Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled

Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Global Allocation Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one and five year periods and the first quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one and three year periods and below the performance of the Index for the five year period. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could

33                      Invesco Global Allocation Fund

produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

34                      Invesco Global Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$133,158,441
Qualified Dividend Income*	16.11%
Corporate Dividends Received Deduction*	5.40%
U.S. Treasury Obligations*	0.05%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$15,874,846

35                      Invesco Global Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee

Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                      Invesco Global Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management -Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	189	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2                      Invesco Global Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	189	None

Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3                      Invesco Global Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Sheri Morris – 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4                      Invesco Global Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-5                      Invesco Global Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6                      Invesco Global Allocation Fund

(This page intentionally left blank)

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	O-GLAL-AR-1

Annual Report to Shareholders	October 31, 2022

Invesco Global Infrastructure Fund

Nasdaq:

A: GIZAX ∎ C: GIZCX ∎ R: GIZRX ∎ Y: GIZYX ∎ R5: GIZFX ∎ R6: GIZSX

2	Management’s Discussion

2	Performance Summary

3	Long-Term Fund Performance

5	Supplemental Information

7	Schedule of Investments

9	Financial Statements

12	Financial Highlights

13	Notes to Financial Statements

19	Report of Independent Registered Public Accounting Firm

20	Fund Expenses

21	Approval of Investment Advisory and Sub-Advisory Contracts

23	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2022, Class A shares of Invesco Global Infrastructure Fund (the Fund), at net asset value (NAV), underperformed the Dow Jones Brookfield Global Infrastructure Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/21 to 10/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-10.74%
Class C Shares	-11.38
Class R Shares	-10.99
Class Y Shares	-10.44
Class R5 Shares	-10.50
Class R6 Shares	-10.43
MSCI World Index▼ (Broad Market Index)	-18.48
Dow Jones Brookfield Global Infrastructure Index▼ (Style-Specific Index)	-8.10
Lipper Global Infrastructure Funds Classification Average∎ (Peer Group)	-10.90

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

At the beginning of the fiscal year, which ended October 31, 2022, developed global equity markets were mostly positive despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified at the end of 2021, resulting in broadly higher costs for companies and consumers. Global equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials, with the price of oil rising sharply.

    In the second quarter of 2022, global equity markets continued declining as record inflation, rising interest rates and recession fears led to generally weaker consumer sentiment around the globe. In Europe, the reduction of gas supplies from Russia due to the war in Ukraine drove prices higher, with mounting fear of gas shortages and rationing. On the other hand, China was an outlier and posted a positive return for the quarter due to the easing of COVID-19 lockdowns. After a rebound in July 2022, global equity markets declined again at the end of the fiscal year, as global economic uncertainty continued with central banks trying to bring inflation under control.

    Global infrastructure stocks posted a negative absolute performance over the fiscal year but outperformed broad global market equities over the fiscal year. The Fund, however, underperformed the Dow Jones Brookfield Global Infrastructure Index, its style-specific benchmark, on a gross performance basis. Security selection in the towers and gas distribution sectors were the main detractors to relative performance while the major positive drivers of relative performance came from security selection within the midstream services and electric utilities sectors.

    Cellnex, a tower company with sites throughout Europe was a top individual detractor from the Fund’s relative performance. The company enjoys a very defensive cash flow stream with excellent growth prospects, but rising interest rates eroded the spread between its returns on acquisitions versus its cost of capital which adversely affected the valuation. In gas distribution, the primary detractor from the Fund’s relative performance was Towngas Smart Energy. The position was driven by its relative valuation to other utilities in the region, with accelerating growth prospects from its foray into commercial-scale solar energy in China. Unfortunately, management could not hit its guidance due to operating margins deteriorating in its core gas utility business due to lower gas volume demand and natural gas prices spiking.

    Top individual relative contributors to Fund performance for the fiscal year included several midstream services and gas distribution companies, such as Targa Resources, Cheniere Energy and CenterPoint Energy. These companies benefited from a positive shift in the supply and demand dynamics for natural gas. Elsewhere, PG&E an electric utility company, which had recently emerged from bankruptcy and traded at a deep discount to other electric utilities proved to be a top performer. In addition, the company successfully sold some non-core assets, which helped boost the earnings growth profile.

    At the close of the fiscal year, relative to the style-specific benchmark, the Fund held overweight positions in sectors such as midstream services, gas distributions and towers in an effort to balance attractive relative valuations in cyclicals with a moderating economic outlook. The Fund held underweight positions in the water, airports and electric utilities sectors, where valuations we believe may be relatively unattractive and regulatory structures could impact the ability to participate in the market rebound.

    We remain focused on investing in companies with sound balance sheets and strategic infrastructure assets that provide a relatively more stable underlying earnings stream, offering above-average earnings growth characteristics.

    We thank you for your investment in Invesco Global Infrastructure Fund.

Portfolio manager(s):

Mark Blackburn

James Cowen

Grant Jackson

Darin Turner - Lead

Ping-Ying Wang

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2	Invesco Global Infrastructure Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 5/2/14

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3	Invesco Global Infrastructure Fund

Average Annual Total Returns
As of 10/31/22, including maximum applicable sales charges

Class A Shares
Inception (5/2/14)	2.97%
5 Years	2.30
1 Year	-15.66

Class C Shares
Inception (5/2/14)	2.91%
5 Years	2.69
1 Year	-12.26

Class R Shares
Inception (5/2/14)	3.39%
5 Years	3.21
1 Year	-10.99

Class Y Shares
Inception (5/2/14)	3.92%
5 Years	3.75
1 Year	-10.44

Class R5 Shares
Inception (5/2/14)	3.92%
5 Years	3.75
1 Year	-10.50
Class R6 Shares
Inception (5/2/14)	3.93%
5 Years	3.76
1 Year	-10.43

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4	Invesco Global Infrastructure Fund

Supplemental Information

Invesco Global Infrastructure Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Dow Jones Brookfield Global Infrastructure Index is designed to measure the stock performance of infrastructure companies domiciled globally and covers all sectors of the infrastructure market. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎	The Lipper Global Infrastructure Funds Classification Average represents an average of all the funds in the Lipper Global Infrastructure Funds classification.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5	Invesco Global Infrastructure Fund

Fund Information

Portfolio Composition

By infrastructure sector, based on Net Assets

Midstream	28.82%

Gas Utilities	26.08

Towers	18.62

Electric Utilities	8.58

Diversified	6.58

Tolls	4.18

Airports	2.96

Water Utilities	2.48

Satellites	0.88

Money Market Funds Plus Other Assets Less Liabilities	0.82

Top 10 Equity Holdings*

		% of total net assets

1.	American Tower Corp.	9.03%

2.	Enbridge, Inc.	6.77

3.	Vinci S.A.	6.58

4.	TC Energy Corp.	6.23

5.	Williams Cos., Inc. (The)	4.73

6.	Cheniere Energy, Inc.	4.65

7.	SBA Communications Corp., Class A	4.59

8.	Transurban Group	4.18

9.	Kinder Morgan, Inc.	4.01

10.	Sempra Energy	3.87

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2022.

6	Invesco Global Infrastructure Fund

Schedule of Investments

October 31, 2022

	Shares	Value

Common Stocks & Other Equity Interests–99.18%
Australia–5.58%
APA Group	235,378	$1,578,295

Transurban Group	556,249	4,707,382

		6,285,677

Canada–15.65%
Enbridge, Inc.	195,615	7,621,569

Hydro One Ltd.(a)	119,362	2,992,921

TC Energy Corp.	159,717	7,015,426

		17,629,916

China–2.52%
China Gas Holdings Ltd.	337,800	299,612

China Resources Gas Group Ltd.	239,300	612,940

China Water Affairs Group Ltd.	184,000	130,351

ENN Energy Holdings Ltd.	85,500	848,118

Guangdong Investment Ltd.	1,498,000	945,684

		2,836,705

France–6.58%
Vinci S.A.	80,687	7,414,951

Hong Kong–0.30%
Hong Kong & China Gas Co. Ltd. (The)	440,000	339,291

Italy–1.98%
Infrastrutture Wireless Italiane S.p.A.(a)	100,935	891,684

Italgas S.p.A.	259,819	1,340,362

		2,232,046

Japan–2.62%
Japan Airport Terminal Co. Ltd.(b)	10,600	453,426

Toho Gas Co. Ltd.	72,200	1,343,442

Tokyo Gas Co. Ltd.	65,100	1,157,885

		2,954,753

Luxembourg–0.88%
SES S.A., FDR	140,250	993,993

Mexico–1.42%
Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR(c)	6,835	1,595,426

Nigeria–0.52%
IHS Holding Ltd.(b)	98,387	587,370

Spain–3.68%
Cellnex Telecom S.A.(a)	89,577	2,927,255

Iberdrola S.A.	120,291	1,221,942

		4,149,197

Switzerland–1.14%
Flughafen Zurich AG(b)	8,285	1,286,626

United Kingdom–4.70%
National Grid PLC	241,160	2,623,980

Investment Abbreviations:

ADR - American Depositary Receipt

FDR - Fiduciary Depositary Receipt

	Shares	Value

United Kingdom–(continued)
Pennon Group PLC	29,855	$286,834

SSE PLC	133,691	2,386,675

		5,297,489

United States–51.61%
American Tower Corp.	49,088	10,170,543

American Water Works Co., Inc.	9,875	1,435,233

Atmos Energy Corp.	7,841	835,459

CenterPoint Energy, Inc.	29,134	833,524

Cheniere Energy, Inc.	29,676	5,235,143

Crown Castle, Inc.	9,220	1,228,657

Edison International	26,150	1,570,046

Kinder Morgan, Inc.	249,444	4,519,925

NextEra Energy, Inc.	19,399	1,503,422

NiSource, Inc.	147,333	3,784,985

ONE Gas, Inc.	44,543	3,451,192

PG&E Corp.(b)(c)	148,269	2,213,656

PPL Corp.	141,512	3,748,653

SBA Communications Corp., Class A	19,143	5,166,696

Sempra Energy	28,922	4,365,487

Targa Resources Corp.	40,204	2,748,747

Williams Cos., Inc. (The)	162,784	5,327,920

		58,139,288

Total Common Stocks & Other Equity Interests (Cost $110,714,117)		111,742,728

Money Market Funds–0.49%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(d)(e)	193,359	193,359

Invesco Liquid Assets Portfolio, Institutional Class, 3.03%(d)(e)	138,137	138,164

Invesco Treasury Portfolio, Institutional Class, 3.08%(d)(e)	220,982	220,982

Total Money Market Funds (Cost $552,463)		552,505

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)–99.67% (Cost $111,266,580)		112,295,233

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.44%
Invesco Private Government Fund, 3.18%(d)(e)(f)	770,155	770,155

Invesco Private Prime Fund, 3.28%(d)(e)(f)	1,980,320	1,980,320

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,750,474)		2,750,475

TOTAL INVESTMENTS IN SECURITIES–102.11% (Cost $114,017,054)		115,045,708

OTHER ASSETS LESS LIABILITIES–(2.11)%		(2,381,702)

NET ASSETS–100.00%		$112,664,006

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Global Infrastructure Fund

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $6,811,860, which represented 6.05% of the Fund’s Net Assets.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 465,295	$14,043,741	$(14,315,677)	$ -	$ -	$ 193,359	$ 5,035
Invesco Liquid Assets Portfolio, Institutional Class	315,112	10,031,243	(10,208,256)	33	32	138,164	4,411
Invesco Treasury Portfolio, Institutional Class	531,766	16,049,990	(16,360,774)	-	-	220,982	6,845
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	5,095,901	(4,325,746)	-	-	770,155	8,056	*
Invesco Private Prime Fund	-	12,472,328	(10,491,593)	1	(416)	1,980,320	22,074	*
Total	$1,312,173	$57,693,203	$(55,702,046)	$34	$(384)	$3,302,980	$46,421

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Global Infrastructure Fund

Statement of Assets and Liabilities

October 31, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $110,714,117)*	$111,742,728

Investments in affiliated money market funds, at value (Cost $3,302,937)	3,302,980

Foreign currencies, at value (Cost $913,261)	912,816

Receivable for:
Investments sold	3,258,110

Fund shares sold	41,988

Dividends	141,794

Investment for trustee deferred compensation and retirement plans	19,749

Other assets	40,870

Total assets	119,461,035

Liabilities:
Payable for:
Investments purchased	3,780,286

Fund shares reacquired	149,928

Collateral upon return of securities loaned	2,750,474

Accrued fees to affiliates	37,247

Accrued trustees’ and officers’ fees and benefits	795

Accrued other operating expenses	58,550

Trustee deferred compensation and retirement plans	19,749

Total liabilities	6,797,029

Net assets applicable to shares outstanding	$112,664,006

Net assets consist of:
Shares of beneficial interest	$115,184,692

Distributable earnings (loss)	(2,520,686)

$112,664,006

Net Assets:

Class A	$22,736,559

Class C	$3,186,808

Class R	$5,267,143

Class Y	$26,747,269

Class R5	$124,783

Class R6	$54,601,444

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	2,043,771

Class C	286,990

Class R	473,914

Class Y	2,403,840

Class R5	11,201

Class R6	4,903,514

Class A:
Net asset value per share	$11.12

Maximum offering price per share (Net asset value of $11.12 ÷ 94.50%)	$11.77

Class C:
Net asset value and offering price per share	$11.10

Class R:
Net asset value and offering price per share	$11.11

Class Y:
Net asset value and offering price per share	$11.13

Class R5:
Net asset value and offering price per share	$11.14

Class R6:
Net asset value and offering price per share	$11.14

*	At October 31, 2022, securities with an aggregate value of $2,635,013 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Global Infrastructure Fund

Statement of Operations

For the year ended October 31, 2022

Investment income:

Dividends (net of foreign withholding taxes of $224,719)	$3,732,129

Dividends from affiliated money market funds (includes net securities lending income of $4,982)	21,273

Total investment income	3,753,402

Expenses:

Advisory fees	1,029,256

Administrative services fees	17,818

Custodian fees	14,167

Distribution fees:
Class A	55,889

Class C	34,075

Class R	27,858

Transfer agent fees – A, C, R and Y	115,706

Transfer agent fees – R5	130

Transfer agent fees – R6	20,457

Trustees’ and officers’ fees and benefits	19,889

Registration and filing fees	79,253

Reports to shareholders	10,588

Professional services fees	69,458

Other	17,041

Total expenses	1,511,585

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(169,382)

Net expenses	1,342,203

Net investment income	2,411,199

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	1,599,716

Affiliated investment securities	(384)

Foreign currencies	(28,415)

1,570,917

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(17,456,123)

Affiliated investment securities	34

Foreign currencies	(2,350)

(17,458,439)

Net realized and unrealized gain (loss)	(15,887,522)

Net increase (decrease) in net assets resulting from operations	$(13,476,323)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Global Infrastructure Fund

Statement of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	2022	2021

Operations:

Net investment income	$2,411,199	$1,898,175

Net realized gain	1,570,917	6,242,767

Change in net unrealized appreciation (depreciation)	(17,458,439)	14,706,466

Net increase (decrease) in net assets resulting from operations	(13,476,323)	22,847,408

Distributions to shareholders from distributable earnings:

Class A	(425,602)	(262,127)

Class C	(38,107)	(23,024)

Class R	(90,182)	(58,212)

Class Y	(598,947)	(292,833)

Class R5	(2,384)	(352)

Class R6	(1,341,029)	(1,216,300)

Total distributions from distributable earnings	(2,496,251)	(1,852,848)

Share transactions–net:

Class A	5,208,346	5,390,841

Class C	486,101	517,509

Class R	757,000	1,077,445

Class Y	8,939,989	6,592,094

Class R5	107,632	24,765

Class R6	(5,267,234)	6,199,734

Net increase in net assets resulting from share transactions	10,231,834	19,802,388

Net increase (decrease) in net assets	(5,740,740)	40,796,948

Net assets:

Beginning of year	118,404,746	77,607,798

End of year	$112,664,006	$118,404,746

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Global Infrastructure Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/22	$12.70	$0.22		$(1.57)	$(1.35)	$(0.23)	$–	$–	$(0.23)	$11.12	(10.74)%	$22,737	1.25%	1.47%	1.81%		127%
Year ended 10/31/21	10.23	0.20	(d)	2.46	2.66	(0.19)	–	–	(0.19)	12.70	26.22	20,774	1.29	1.62	1.65	(d)	103
Year ended 10/31/20	11.88	0.19		(1.38)	(1.19)	(0.20)	(0.26)	–	(0.46)	10.23	(10.28)	12,198	1.28	1.58	1.77		244
Year ended 10/31/19	10.01	0.19		1.85	2.04	(0.17)	–	–	(0.17)	11.88	20.55	8,918	1.28	2.35	1.77		106
Year ended 10/31/18	10.74	0.18		(0.45)	(0.27)	(0.19)	(0.25)	(0.02)	(0.46)	10.01	(2.65)	8,098	1.28	2.56	1.76		114
Class C
Year ended 10/31/22	12.67	0.13		(1.56)	(1.43)	(0.14)	–	–	(0.14)	11.10	(11.38)	3,187	2.00	2.22	1.06		127
Year ended 10/31/21	10.21	0.11	(d)	2.46	2.57	(0.11)	–	–	(0.11)	12.67	25.23	3,178	2.04	2.37	0.90	(d)	103
Year ended 10/31/20	11.85	0.11		(1.37)	(1.26)	(0.12)	(0.26)	–	(0.38)	10.21	(10.94)	2,130	2.03	2.33	1.02		244
Year ended 10/31/19	9.99	0.11		1.84	1.95	(0.09)	–	–	(0.09)	11.85	19.60	1,191	2.03	3.10	1.02		106
Year ended 10/31/18	10.72	0.10		(0.44)	(0.34)	(0.13)	(0.25)	(0.01)	(0.39)	9.99	(3.39)	1,579	2.03	3.31	1.01		114
Class R
Year ended 10/31/22	12.69	0.19		(1.57)	(1.38)	(0.20)	–	–	(0.20)	11.11	(10.99)	5,267	1.50	1.72	1.56		127
Year ended 10/31/21	10.22	0.17	(d)	2.47	2.64	(0.17)	–	–	(0.17)	12.69	25.93	5,241	1.54	1.87	1.40	(d)	103
Year ended 10/31/20	11.87	0.16		(1.37)	(1.21)	(0.18)	(0.26)	–	(0.44)	10.22	(10.53)	3,326	1.53	1.83	1.52		244
Year ended 10/31/19	10.01	0.17		1.84	2.01	(0.15)	–	–	(0.15)	11.87	20.15	495	1.53	2.60	1.52		106
Year ended 10/31/18	10.73	0.16		(0.44)	(0.28)	(0.18)	(0.25)	(0.01)	(0.44)	10.01	(2.80)	351	1.53	2.81	1.51		114
Class Y
Year ended 10/31/22	12.70	0.26		(1.56)	(1.30)	(0.27)	–	–	(0.27)	11.13	(10.44)	26,747	1.00	1.22	2.06		127
Year ended 10/31/21	10.23	0.23	(d)	2.46	2.69	(0.22)	–	–	(0.22)	12.70	26.53	21,558	1.04	1.37	1.90	(d)	103
Year ended 10/31/20	11.89	0.22		(1.39)	(1.17)	(0.23)	(0.26)	–	(0.49)	10.23	(10.11)	11,910	1.03	1.33	2.02		244
Year ended 10/31/19	10.02	0.22		1.85	2.07	(0.20)	–	–	(0.20)	11.89	20.82	11,108	1.03	2.10	2.02		106
Year ended 10/31/18	10.74	0.21		(0.44)	(0.23)	(0.22)	(0.25)	(0.02)	(0.49)	10.02	(2.31)	9,775	1.03	2.31	2.01		114
Class R5
Year ended 10/31/22	12.72	0.26		(1.57)	(1.31)	(0.27)	–	–	(0.27)	11.14	(10.50)	125	1.00	1.13	2.06		127
Year ended 10/31/21	10.24	0.23	(d)	2.47	2.70	(0.22)	–	–	(0.22)	12.72	26.61	37	1.02	1.14	1.92	(d)	103
Year ended 10/31/20	11.89	0.22		(1.39)	(1.17)	(0.22)	(0.26)	–	(0.48)	10.24	(10.11)	10	1.03	1.15	2.02		244
Year ended 10/31/19	10.02	0.22		1.85	2.07	(0.20)	–	–	(0.20)	11.89	20.82	12	1.03	2.00	2.02		106
Year ended 10/31/18	10.74	0.21		(0.44)	(0.23)	(0.22)	(0.25)	(0.02)	(0.49)	10.02	(2.31)	10	1.03	2.19	2.01		114
Class R6
Year ended 10/31/22	12.71	0.26		(1.56)	(1.30)	(0.27)	–	–	(0.27)	11.14	(10.43)	54,601	1.00	1.06	2.06		127
Year ended 10/31/21	10.24	0.23	(d)	2.47	2.70	(0.23)	–	–	(0.23)	12.71	26.53	67,617	1.02	1.14	1.92	(d)	103
Year ended 10/31/20	11.89	0.22		(1.39)	(1.17)	(0.22)	(0.26)	–	(0.48)	10.24	(10.10)	48,033	1.00	1.15	2.05		244
Year ended 10/31/19	10.02	0.22		1.85	2.07	(0.20)	–	–	(0.20)	11.89	20.82	12	1.03	2.00	2.02		106
Year ended 10/31/18	10.74	0.21		(0.44)	(0.23)	(0.22)	(0.25)	(0.02)	(0.49)	10.02	(2.31)	229	1.03	2.19	2.01		114

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $109,495,771 and sold of $26,558,548 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Oppenheimer Global Infrastructure Fund into the Fund.

(d)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends for the year ended October 31, 2021 are $0.16 and 1.31%, $0.07 and 0.56%, $0.13 and 1.06%, $0.19 and 1.56%, $0.19 and 1.58% and $0.19 and 1.58% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Global Infrastructure Fund

Notes to Financial Statements

October 31, 2022

NOTE 1–Significant Accounting Policies

Invesco Global Infrastructure Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

13	Invesco Global Infrastructure Fund

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Master Limited Partnerships – The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital – Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

I.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

J.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

K.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the

14	Invesco Global Infrastructure Fund

borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2022, fees paid to the Adviser were less than $500. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliated money market funds on the Statement of Operations.

L.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

M.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

N.

Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

O.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $1 billion	0.8400%

Next $ 1 billion	0.8000%

Next $ 3 billion	0.7800%

Over $5 billion	0.7325%

For the year ended October 31, 2022, the effective advisory fee rate incurred by the Fund was 0.84%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2024, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 to 1.25%, 2.00%, 1.50%, 1.00%, 1.00% and 1.00%, respectively of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an

15	Invesco Global Infrastructure Fund

expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2022, the Adviser waived advisory fees of $32,423 and reimbursed class level expenses of $43,816, $6,620, $10,807, $54,463, $130 and $20,456 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2022, IDI advised the Fund that IDI retained $9,455 in front-end sales commissions from the sale of Class A shares and $629 and $575 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities
Australia	$–	$6,285,677	$–	$6,285,677

Canada	17,629,916	–	–	17,629,916

China	–	2,836,705	–	2,836,705

France	–	7,414,951	–	7,414,951

Hong Kong	–	339,291	–	339,291

Italy	–	2,232,046	–	2,232,046

Japan	–	2,954,753	–	2,954,753

Luxembourg	–	993,993	–	993,993

Mexico	1,595,426	–	–	1,595,426

Nigeria	587,370	–	–	587,370

Spain	–	4,149,197	–	4,149,197

Switzerland	–	1,286,626	–	1,286,626

United Kingdom	–	5,297,489	–	5,297,489

United States	58,139,288	–	–	58,139,288

Money Market Funds	552,505	2,750,475	–	3,302,980

Total Investments	$78,504,505	$36,541,203	$–	$115,045,708

16	Invesco Global Infrastructure Fund

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $667.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021

Ordinary income*	$2,496,251	$1,852,848

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$64,213

Net unrealized appreciation (depreciation) – investments	(1,503,476)

Net unrealized appreciation (depreciation) – foreign currencies	(1,039)

Temporary book/tax differences	(17,008)

Capital loss carryforward	(1,063,376)

Shares of beneficial interest	115,184,692

Total net assets	$112,664,006

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$1,063,376	$–	$1,063,376

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2022 was $162,837,348 and $152,785,995, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$5,198,618

Aggregate unrealized (depreciation) of investments	(6,702,094)

Net unrealized appreciation (depreciation) of investments	$(1,503,476)

Cost of investments for tax purposes is $116,549,184.

17	Invesco Global Infrastructure Fund

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, foreign currency transactions and partnerships, on October 31, 2022, undistributed net investment income was decreased by $160,559, undistributed net realized gain (loss) was increased by $160,575 and shares of beneficial interest was decreased by $16. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	737,018	$9,232,181	717,135	$8,583,964

Class C	100,098	1,255,824	113,290	1,341,239

Class R	100,361	1,258,512	119,771	1,442,625

Class Y	1,771,710	22,226,181	775,642	9,448,596

Class R5	12,275	155,405	1,974	24,625

Class R6	383,428	5,055,554	1,263,213	13,944,288

Issued as reinvestment of dividends:
Class A	31,270	379,344	20,131	237,143

Class C	3,051	36,907	1,899	22,127

Class R	7,432	90,180	4,954	58,196

Class Y	33,431	407,847	17,963	210,507

Class R5	177	2,132	11	140

Class R6	110,033	1,340,763	103,510	1,216,073

Automatic conversion of Class C shares to Class A shares:
Class A	21,247	255,114	20,484	235,395

Class C	(21,288)	(255,114)	(20,522)	(235,395)

Reacquired:
Class A	(381,529)	(4,658,293)	(314,614)	(3,665,661)

Class C	(45,643)	(551,516)	(52,559)	(610,462)

Class R	(46,910)	(591,692)	(37,162)	(423,376)

Class Y	(1,098,491)	(13,694,039)	(260,580)	(3,067,009)

Class R5	(4,183)	(49,905)	-	-

Class R6	(908,854)	(11,663,551)	(738,625)	(8,960,627)

Net increase in share activity	804,633	$10,231,834	1,735,915	$19,802,388

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 15% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 46% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

18	Invesco Global Infrastructure Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Global Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Infrastructure Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas
December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

19	Invesco Global Infrastructure Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$882.80	$5.93	$1,018.90	$6.36	1.25%
Class C	1,000.00	879.70	9.48	1,015.12	10.16	2.00
Class R	1,000.00	881.50	7.11	1,017.64	7.63	1.50
Class Y	1,000.00	884.70	4.75	1,020.16	5.09	1.00
Class R5	1,000.00	884.10	4.75	1,020.16	5.09	1.00
Class R6	1,000.00	884.80	4.75	1,020.16	5.09	1.00

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2022 through October 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

20	Invesco Global Infrastructure Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Infrastructure Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled

Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the Dow Jones Brookfield Global Infrastructure Index (Index). The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period, the second quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period and reasonably comparable to the performance of the Index for the three and five year periods. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

21	Invesco Global Infrastructure Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

22	Invesco Global Infrastructure Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

Federal and State Income Tax
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	48.91%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23	Invesco Global Infrastructure Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Global Infrastructure Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			189	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Global Infrastructure Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	189	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Global Infrastructure Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Global Infrastructure Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Global Infrastructure Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Officers–(continued)

Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Global Infrastructure Fund

(This page intentionally left blank)

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	GBLI-AR-1

Annual Report to Shareholders	October 31, 2022

Invesco Global Strategic Income Fund

Nasdaq:

A: OPSIX ∎ C: OSICX ∎ R: OSINX ∎ Y: OSIYX ∎ R5: GLSSX ∎ R6: OSIIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Consolidated Schedule of Investments

34	Consolidated Financial Statements

37	Consolidated Financial Highlights

38	Notes to Consolidated Financial Statements

49	Report of Independent Registered Public Accounting Firm

50	Fund Expenses

51	Approval of Investment Advisory and Sub-Advisory Contracts

54	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2022, Class A shares of Invesco Global Strategic Income Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg Global Aggregate Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/21 to 10/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-16.12%
Class C Shares	-16.83
Class R Shares	-16.34
Class Y Shares	-15.97
Class R5 Shares	-15.81
Class R6 Shares	-15.93
Bloomberg Global Aggregate Index▼*	-20.79
Bloomberg U.S. Aggregate Bond Index▼*	-15.68

Source(s): ▼RIMES Technologies Corp.

*  Effective February 28, 2022, the Fund changed its benchmark index from the Bloomberg U.S. Aggregate Bond Index to the Bloomberg Global Aggregate Index. The Fund’s investment adviser believes the Bloomberg Global Aggregate Index provides a more appropriate comparison for evaluating the Fund’s performance.

Market conditions and your Fund

During the fiscal year ended October 31, 2022, global fixed-income markets remained volatile due to a series of shocks to financial markets from the Russia-Ukraine war, high commodity prices, high inflation, rapid monetary policy tightening, recession fears and slowing growth in China. Throughout the year, inflation data continued to surprise on the upside, leading both developed market (DM) and emerging market (EM) central banks to hike interest rates aggressively, prompting negative returns across fixed-income markets. In particular, the US Federal Reserve (the Fed) raised policy rates (which have a global impact) during the fiscal year at a pace and scale not seen in the past two decades. This prompted the US dollar to rise considerably over the fiscal year and generated uncertainty on the degree to which EM central banks would need to continue hiking despite getting an earlier start last year.

    Towards the end of 2021, concerns about inflation were already heightened, although the Fed left policy rates unchanged in the fourth quarter. They indicated accommodative policies were coming to an end and announced the reduction of their monthly bond purchase program. In the first quarter of 2022, conflict and uncertainty drove sharp moves across risk assets following Russia’s invasion of Ukraine. As commodity prices spiked, this exacerbated existing inflationary pressures and forced several central banks to adopt a more hawkish stance. Global monetary policy divergence persisted, as most emerging markets (aside from China) seemed closer to the end of their interest rate hiking cycles, while various developed markets were in different stages. Elevated inflation and a tight labor market led the Fed to officially commence its rate hiking cycle and the Bank of England raised rates twice after their initial increase in December, while China signaled a potential increase in its monetary policy accommodation. The US dollar ended the first quarter of 2022, 2.3% higher.1

    In the second quarter of 2022, capital markets were preoccupied with surging inflation that prompted the Fed and subsequently the European Central Bank and Reserve Bank of Australia, to shift toward tighter monetary policy. EM central banks across Latin America and Central Europe followed suit, alongside elevated food and energy prices. Toward the end of June, market focus shifted from inflation fears and the prospect of increasingly aggressive interest rate hikes to recession fears and the anticipation of lower rates. Though US and European economies were already decelerating, growth in Asia remained relatively resilient, supported by post-COVID-19 reopenings, despite some drag from lingering lockdowns in China, which is typically the region’s main driver. The US dollar rose considerably in April, fell slightly in May and then rose again in June, ending the second quarter of 2022 almost 6.5% higher.1

    The third quarter of 2022 began with a relief rally in July as markets anticipated slowing inflation and possible rate cuts by the Fed in 2023. This narrative quickly reversed course in August and September of 2022 on the back of continued geopolitical uncertainty, rising concerns of a global economic slowdown and persistent elevated inflation. As a result, central banks continued their aggressive rate hiking cycles, with the Federal Reserve hiking 1.5%, the European Central Bank hiking 1.25% and the Bank of England hiking 1%. In emerging markets, central banks in Asia, Central and Eastern Europe and Latin America all raised their interest rates, though it seemed like central banks such as Brazil and Hungary might be reaching the end of their hiking cycles. While global growth indicators continued to slow, European concerns about an energy crisis heading into winter lingered and China’s lackluster re-opening dynamics remained intact, central banks continued to prioritize bringing down inflation over supporting growth. These conditions contributed to the US dollar’s rapid rise, increasing slightly in July and reaching 20-year highs in August and September, ending the third quarter of 2022 almost 7.1% higher.1

    To better reflect its global approach to sourcing income, the Fund’s benchmark changed to the Bloomberg Global Aggregate Index (previously the Bloomberg U.S. Aggregate Bond Index), effective February 28, 2022. The investment team, philosophy and process remain unchanged and the Fund continues to offer investors a one-stop income solution with global diversification – including meaningful allocations to non-US developed and emerging market bonds and currencies. The Bloomberg Global Aggregate Index is a multi-currency measure of global investment grade debt including treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers, so this change simply aligns investor expectations of the Fund with the most appropriate benchmark for performance comparison, given the team’s approach.

    Compared to the Bloomberg Global Aggregate Bond Index, the Fund’s interest rate and foreign currency exposure contributed positively to relative Fund performance, while credit exposure detracted. The top contributors to relative Fund performance were positioning in the Euro, interest rate positioning in Germany and positioning in the Japanese Yen, while the top detractors were interest rate positioning in the European Union, positioning in the Argentinian Peso and interest rate positioning in Russia.

    Entering 2022, portfolio positioning favored emerging market rates and foreign currency (FX) exposure given high emerging markets’ nominal interest rates, with an expectation of inflation being less persistent. As global inflation was exacerbated by the Russia-Ukraine conflict and a delayed reopening in China, developed market central banks were forced to raise rates aggressively, which in turn impacted central bank expectations in emerging markets. While we have seen considerable market volatility during the fiscal year from the rapid repricing of inflation expectations and the path of US interest rates, we anticipate the value created from an income and total return perspective is meaningful. A year ago, EM monetary policy rates averaged around 3.25%, while today the average policy rate is over 6.75%,1 though

2	Invesco Global Strategic Income Fund

there is divergence across regions. While conditions in the US will continue to have an outsized effect on the rest of the world, we continue to find attractive yields abroad, particularly in EMs.

    After hiking considerably in 2021, EM central banks may be approaching their interest rate peaks (having started their hiking cycles ahead of developed markets) and we expect the growth picture for emerging markets to remain stronger than that of the US and Europe, where a growth revival could take some time. While uncertainty on the path of US interest rates has prevented markets from unlocking the value we see in emerging markets so far, we believe the path of US interest rates should soon become clearer and inflation expectations in emerging markets should become more anchored. With average EM inflation already lower than US inflation, this makes the real-rate differential compelling. Additionally, with the US dollar recently reaching 40-year highs and the Fed getting closer to the end of its hiking cycle, we may be seeing signs of stability and reversal.

    Overall, we believe individual country dynamics will drive performance going forward and we expect the dispersion in returns between countries will be larger than in the past, which argues for an actively managed approach such as ours. We believe the environment remains favorable for global assets, particularly as the Fed’s monetary policy trajectory becomes more visible and we remain focused on capitalizing on it.

    Please note that we implemented our strategy using derivative instruments, including futures, forwards, swaps and options. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the fiscal year entailed purchasing and selling credit and currency derivatives. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management was carried out via currency forwards and options on an as-needed basis and we believe this strategy was effective in managing the currency positioning within the Fund.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The risk may be greater in the current market environment. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain investments held by the Fund.

    Thank you for investing in Invesco Global Strategic Income Fund.

1	Source: Bloomberg LP

Portfolio manager(s):

Hemant Baijal - Lead

Chris Kelly

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Global Strategic Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/12

1 Source: RIMES Technologies Corp.

*

Effective February 28, 2022, the Fund changed its benchmark index from the Bloomberg U.S. Aggregate Bond Index to the Bloomberg Global Aggregate Index. The Fund’s investment adviser believes the Bloomberg Global Aggregate Index provides a more appropriate comparison for evaluating the Fund’s performance.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Global Strategic Income Fund

Average Annual Total Returns
As of 10/31/22, including maximum applicable sales charges

Class A Shares
Inception (10/16/89)	5.41%
10 Years	-0.34
5 Years	-3.33
1 Year	-19.73

Class C Shares
Inception (5/26/95)	4.30%
10 Years	-0.51
5 Years	-3.22
1 Year	-17.65

Class R Shares
Inception (3/1/01)	3.55%
10 Years	-0.20
5 Years	-2.71
1 Year	-16.34

Class Y Shares
Inception (1/26/98)	4.08%
10 Years	0.30
5 Years	-2.29
1 Year	-15.97

Class R5 Shares
10 Years	0.22%
5 Years	-2.22
1 Year	-15.81

Class R6 Shares
Inception (1/27/12)	1.13%
10 Years	0.44
5 Years	-2.13
1 Year	-15.93

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Global Strategic Income Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Global Strategic Income Fund. Note: The Fund was subsequently renamed the Invesco Global Strategic Income Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Global Strategic Income Fund

Supplemental Information

Invesco Global Strategic Income Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Global Aggregate Index is an unmanaged index considered representative of global investment-grade, fixed-income markets.
The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Global Strategic Income Fund

Fund Information

Portfolio Composition

By security type	% of total net assets

U.S. Dollar Denominated Bonds & Notes	41.91%

Non-U.S. Dollar Denominated Bonds & Notes	28.72

Asset-Backed Securities	8.81

Options Purchased	3.60

Agency Credit Risk Transfer Notes	2.22

Common Stocks & Other Equity Interests	1.11

Security Types Each Less Than 1% of Portfolio	1.91

Money Market Funds Plus Other Assets Less Liabilities	11.72

Top Five Debt Issuers*

		% of total net assets

1.	Brazil Notas do Tesouro Nacional	9.83%

2.	Republic of South Africa Government Bond	3.36

3.	Colombian TES	2.17

4.	Mexican Bonos	1.30

5.	Argentina Treasury Bond BONCER	1.27

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2022.

7	Invesco Global Strategic Income Fund

Consolidated Schedule of Investments

October 31, 2022

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–41.91%
Bahamas–0.08%
Bahamas Government International Bond, 9.00%, 06/16/2029(a)	$1,750,000	$1,269,264

Belgium–0.23%
Telenet Finance Luxembourg Notes S.a r.l., 5.50%, 03/01/2028(a)	4,325,000	3,799,945

Bermuda–0.04%
Bacardi Ltd., 2.75%, 07/15/2026(a)	766,000	679,915

Brazil–0.31%
CSN Inova Ventures, 6.75%, 01/28/2028(a)	1,775,000	1,524,395

Klabin Austria GmbH,
5.75%, 04/03/2029(a)	710,000	666,044

7.00%, 04/03/2049(a)(b)	1,775,000	1,580,096

Suzano Austria GmbH, 2.50%, 09/15/2028	1,716,000	1,368,681

		5,139,216

Canada–0.98%
1011778 BC ULC/New Red Finance, Inc.,
3.88%, 01/15/2028(a)	300,000	264,246

4.00%, 10/15/2030(a)	1,200,000	981,420

1375209 BC Ltd., 9.00%, 01/30/2028(a)	1,008,000	980,280

Enbridge, Inc., 7.38%, 01/15/2083(c)	6,974,000	6,596,489

Enerflex Ltd., 9.00%, 10/15/2027(a)	1,266,000	1,233,540

Hudbay Minerals, Inc., 6.13%, 04/01/2029(a)(b)	1,038,000	861,872

Precision Drilling Corp.,
7.13%, 01/15/2026(a)	90,000	88,537

6.88%, 01/15/2029(a)	1,009,000	929,355

Ritchie Bros. Auctioneers, Inc., 5.38%, 01/15/2025(a)	887,000	874,954

Transcanada Trust, Series 16-A, 5.88%, 08/15/2076(b)(c)	3,545,000	3,306,776

		16,117,469

Chile–0.53%
AES Andes S.A., 6.35%, 10/07/2079(a)(c)	1,750,000	1,424,217

Kenbourne Invest S.A., 4.70%, 01/22/2028(a)	2,084,000	1,528,188

Mercury Chile Holdco LLC, 6.50%, 01/24/2027(a)	7,100,000	5,868,505

		8,820,910

Colombia–0.64%
Bancolombia S.A., 7.14%, 10/18/2027(c)	7,200,000	6,250,536

	Principal Amount	Value

Colombia–(continued)
Colombia Government International Bond, 4.13%, 02/22/2042	$3,725,000	$2,102,937

Ecopetrol S.A., 4.63%, 11/02/2031	3,228,000	2,231,363

		10,584,836

Denmark–0.18%
Danske Bank A/S, 7.00%(a)(c)(d)	3,200,000	2,964,368

Dominican Republic–0.16%
Dominican Republic International Bond,
4.50%, 01/30/2030(a)	720,000	579,748

4.88%, 09/23/2032(a)	1,200,000	929,107

5.30%, 01/21/2041(a)	1,560,000	1,080,341

		2,589,196

Ecuador–0.06%
Ecuador Government International Bond, 5.50%, 07/31/2030(a)(e)	1,800,000	964,723

Egypt–0.22%
Egypt Government International Bond,
7.63%, 05/29/2032(a)	1,500,000	966,789

8.50%, 01/31/2047(a)	2,600,000	1,542,070

8.88%, 05/29/2050(a)	1,775,000	1,060,311

		3,569,170

Finland–0.22%
Nordea Bank Abp, 5.38%, 09/22/2027(a)	3,857,000	3,719,643

France–1.60%
Altice France S.A.,
8.13%, 02/01/2027(a)	1,226,000	1,124,242

5.13%, 07/15/2029(a)	766,000	578,330

5.50%, 10/15/2029(a)	730,000	558,030

BNP Paribas S.A., 7.75%(a)(c)(d)	3,500,000	3,308,673

BPCE S.A., 5.15%, 07/21/2024(a)	3,500,000	3,376,246

Credit Agricole S.A.,
8.13%(a)(c)(d)	6,450,000	6,439,022

6.88%(a)(c)(d)	1,750,000	1,637,090

Electricite de France S.A., 5.25%(a)(c)(d)	1,800,000	1,694,744

Iliad Holding S.A.S.,
6.50%, 10/15/2026(a)	275,000	255,115

7.00%, 10/15/2028(a)	1,899,000	1,723,561

Societe Generale S.A.,
7.38%(a)(b)(c)(d)	1,750,000	1,603,895

4.75%(a)(c)(d)	5,250,000	4,054,313

		26,353,261

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco Global Strategic Income Fund

	Principal Amount	Value

Guatemala–0.15%
CT Trust, 5.13%, 02/03/2032(a)	$2,000,000	$1,602,346

Guatemala Government Bond, 3.70%, 10/07/2033(a)	1,200,000	913,452

		2,515,798

Hong Kong–0.64%
Melco Resorts Finance Ltd.,
4.88%, 06/06/2025(a)(b)	9,250,000	6,608,860

5.75%, 07/21/2028(a)	1,775,000	1,029,500

Prudential PLC, 4.88%(a)(d)	3,550,000	2,893,250

		10,531,610

India–1.27%
Adani Electricity Mumbai Ltd.,
3.95%, 02/12/2030(a)	3,500,000	2,345,242

3.87%, 07/22/2031(a)	1,750,000	1,070,032

GMR Hyderabad International Airport Ltd., 5.38%, 04/10/2024(a)	3,475,000	3,344,861

JSW Steel Ltd., 3.95%, 04/05/2027(a)	4,260,000	3,101,393

Muthoot Finance Ltd., 4.40%, 09/02/2023(a)	3,700,000	3,594,550

Network i2i Ltd.,
5.65%(a)(c)(d)	1,050,000	926,468

3.98%(a)(c)(d)	1,050,000	834,125

Oil & Natural Gas Corp. Ltd., 3.38%, 12/05/2029(a)	3,500,000	2,889,299

Reliance Industries Ltd., 4.88%, 02/10/2045(a)	3,600,000	2,795,404

		20,901,374

Indonesia–1.88%
Indonesia Government International Bond,
4.65%, 09/20/2032	2,625,000	2,435,057

5.45%, 09/20/2052	1,100,000	995,115

PT Bank Tabungan Negara (Persero) Tbk, 4.20%, 01/23/2025(a)	6,390,000	5,495,400

PT Cikarang Listrindo Tbk, 4.95%, 09/14/2026(a)	4,475,000	3,877,730

PT Indofood CBP Sukses Makmur Tbk, 4.75%, 06/09/2051(a)	7,100,000	4,381,697

PT Indonesia Asahan Aluminium (Persero), 4.75%, 05/15/2025(a)(b)	7,400,000	7,064,685

PT Pertamina (Persero), 4.18%, 01/21/2050(a)	1,775,000	1,189,248

PT Perusahaan Perseroan (Persero) Perusahaan Listrik Negara,
4.13%, 05/15/2027(a)(b)	3,700,000	3,391,124

4.38%, 02/05/2050(a)	3,600,000	2,228,091

		31,058,147

Iraq–0.06%
Iraq International Bond, 5.80%, 01/15/2028(a)	1,237,500	1,056,257

	Principal Amount	Value

Ireland–0.59%
BB Blue Financing DAC, Series A1, 4.40%, 09/20/2037(a)	$1,750,000	$1,673,934

Coriolanus DAC,
Series 116, 0.00%, 04/30/2025(a)(f)	943,134	881,699

Series 119, 0.00%, 04/30/2025(a)(f)	1,003,380	938,020

Series 120, 0.00%, 04/30/2025(a)(f)	1,255,979	1,174,165

Series 122, 0.00%, 04/30/2025(a)(f)	1,100,434	1,028,753

Series 124, 0.00%, 04/30/2025(a)(f)	883,835	826,263

Series 126, 0.00%, 04/30/2025(a)(f)	1,186,510	1,109,222

Series 127, 0.00%, 04/30/2025(a)(f)	1,145,271	1,070,669

0.00%, 04/30/2025(a)(f)	1,078,626	1,008,366

		9,711,091

Ivory Coast–0.12%
Ivory Coast Government International Bond, 5.38%, 07/23/2024(a)	2,100,000	1,928,325

Japan–0.14%
Takeda Pharmaceutical Co. Ltd., 3.18%, 07/09/2050	3,700,000	2,390,375

Kazakhstan–0.12%
Development Bank of Kazakhstan JSC, 5.75%, 05/12/2025(a)	2,081,000	2,066,350

Macau–0.47%
MGM China Holdings Ltd.,
5.38%, 05/15/2024(a)(b)	3,495,000	3,015,137

5.88%, 05/15/2026(a)(b)	3,200,000	2,462,352

Wynn Macau Ltd., 4.88%, 10/01/2024(a)(b)	2,840,000	2,217,216

		7,694,705

Malaysia–0.21%
1MDB Global Investments Ltd., 4.40%, 03/09/2023(a)	3,500,000	3,421,500

Mexico–2.75%
Alpek S.A.B. de C.V., 3.25%, 02/25/2031(a)	1,782,000	1,366,698

America Movil S.A.B. de C.V., 5.38%, 04/04/2032(a)	4,745,000	4,027,105

Banco Mercantil del Norte S.A.,
8.38%(a)(c)(d)	1,850,000	1,611,470

5.88%(a)(c)(d)	1,764,000	1,349,133

Braskem Idesa S.A.P.I.,
7.45%, 11/15/2029(a)	3,550,000	2,724,536

6.99%, 02/20/2032(a)	2,136,000	1,433,886

Cemex S.A.B. de C.V., 5.13%(a)(b)(c)(d)	2,487,000	2,059,099

Mexico Remittances Funding Fiduciary Estate Management S.a.r.l., 4.88%, 01/15/2028(a)	11,125,000	9,124,587

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco Global Strategic Income Fund

	Principal Amount	Value

Mexico–(continued)
Nemak S.A.B. de C.V., 3.63%, 06/28/2031(a)	$3,064,000	$2,233,549

Petroleos Mexicanos,
6.50%, 03/13/2027(b)	11,050,000	9,710,582

8.75%, 06/02/2029	7,000,000	6,246,234

7.69%, 01/23/2050	1,775,000	1,159,529

6.95%, 01/28/2060	3,675,000	2,211,625

		45,258,033

Morocco–0.08%
OCP S.A., 3.75%, 06/23/2031(a)	1,750,000	1,313,489

Netherlands–0.82%
ING Groep N.V.,
6.50%(b)(c)(d)	5,600,000	5,108,886

5.75%(b)(c)(d)	7,100,000	6,071,238

6.75%(a)(c)(d)	1,500,000	1,424,063

VZ Secured Financing B.V., 5.00%, 01/15/2032(a)	1,213,000	968,817

		13,573,004

Nigeria–0.16%
Nigeria Government International Bond,
6.50%, 11/28/2027(a)	1,750,000	1,246,875

8.38%, 03/24/2029(a)	1,842,000	1,338,010

		2,584,885

Oman–0.58%
Oman Government International Bond,
4.75%, 06/15/2026(a)	6,982,000	6,621,247

6.75%, 01/17/2048(a)	3,500,000	2,950,679

		9,571,926

Panama–0.09%
Cable Onda S.A., 4.50%, 01/30/2030(a)	1,750,000	1,435,543

Peru–0.22%
Fondo MIVIVIENDA S.A., 4.63%, 04/12/2027(a)	3,995,000	3,712,285

South Africa–0.25%
Sasol Financing USA LLC, 4.38%, 09/18/2026	2,403,000	2,109,990

Stillwater Mining Co., 4.00%, 11/16/2026(a)	2,500,000	2,063,800

		4,173,790

Sweden–0.58%
Skandinaviska Enskilda Banken AB,
5.13%(a)(c)(d)	3,400,000	3,132,335

6.88%(a)(c)(d)	3,400,000	3,192,518

Swedbank AB, Series NC5, 5.63%(a)(c)(d)	3,400,000	3,207,050

		9,531,903

Switzerland–1.22%
Credit Suisse Group AG,
6.37%, 07/15/2026(a)(c)	875,000	814,595

6.54%, 08/12/2033(a)(c)	1,750,000	1,525,513

6.25%(a)(b)(c)(d)	7,385,000	6,234,845

	Principal Amount	Value

Switzerland–(continued)
Swiss Re Finance (Luxembourg) S.A., 5.00%, 04/02/2049(a)(c)	$4,320,000	$3,770,950

UBS Group AG,
7.00%(a)(c)(d)	3,695,000	3,588,414

5.13%(a)(c)(d)	4,770,000	4,149,900

		20,084,217

Thailand–0.17%
GC Treasury Center Co. Ltd., 4.40%, 03/30/2032(a)	1,750,000	1,418,463

Muang Thai Life Assurance PCL, 3.55%, 01/27/2037(a)(c)	1,800,000	1,465,936

		2,884,399

United Kingdom–2.48%
abrdn PLC, 4.25%, 06/30/2028(a)	1,825,000	1,550,867

BP Capital Markets PLC, 4.88%(c)(d)	2,590,000	2,194,054

British Telecommunications PLC, 4.25%, 11/23/2081(a)(c)	10,650,000	8,921,068

HSBC Holdings PLC, 2.01%, 09/22/2028(c)	3,500,000	2,753,178

Lloyds Banking Group PLC, 4.72%, 08/11/2026(b)(c)	7,000,000	6,627,432

M&G PLC, 6.50%, 10/20/2048(a)(c)	1,825,000	1,672,156

NatWest Group PLC, 6.00%(c)(d)	3,500,000	3,123,400

Standard Chartered PLC, 5.20%, 01/26/2024(a)	6,300,000	6,180,585

Virgin Media Finance PLC, 5.00%, 07/15/2030(a)(b)	447,000	359,054

Virgin Media Secured Finance PLC, 5.50%, 05/15/2029(a)(b)	767,000	698,438

Vodafone Group PLC,
3.25%, 06/04/2081(c)	6,876,000	5,524,385

4.13%, 06/04/2081(c)	1,698,000	1,208,551

		40,813,168

United Republic of Tanzania–0.18%
HTA Group Ltd., 7.00%, 12/18/2025(a)	3,330,000	2,938,725

United States–21.23%
Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026(a)	2,586,000	2,632,230

Alcoa Nederland Holding B.V., 6.13%, 05/15/2028(a)	4,445,000	4,211,949

Allison Transmission, Inc.,
4.75%, 10/01/2027(a)	295,000	272,081

3.75%, 01/30/2031(a)	2,179,000	1,743,735

American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/2026(a)	5,069,000	4,835,480

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Global Strategic Income Fund

	Principal Amount	Value

United States–(continued)
American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/2028(a)	$1,317,000	$1,164,682

Apache Corp., 7.75%, 12/15/2029	1,139,000	1,166,291

Arconic Corp., 6.13%, 02/15/2028(a)	9,500,000	8,923,160

Asbury Automotive Group, Inc.,
4.50%, 03/01/2028(b)	299,000	259,661

4.63%, 11/15/2029(a)	1,444,000	1,191,242

Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7.00%, 11/01/2026(a)	901,000	889,084

Bausch Health Cos., Inc.,
4.88%, 06/01/2028(a)	584,000	358,941

11.00%, 09/30/2028(a)	1,415,000	1,096,625

14.00%, 10/15/2030(a)	352,000	203,280

Becton, Dickinson and Co., 3.79%, 05/20/2050	3,307,000	2,399,235

Boeing Co. (The), 4.51%, 05/01/2023(b)	7,000,000	6,971,982

Callon Petroleum Co., 8.00%, 08/01/2028(a)(b)	942,000	940,841

Calpine Corp., 3.75%, 03/01/2031(a)(b)	1,236,000	1,015,126

Camelot Finance S.A., 4.50%, 11/01/2026(a)	3,296,000	3,086,969

Carnival Corp., 10.50%, 02/01/2026(a)(b)	4,517,000	4,433,435

Carriage Services, Inc., 4.25%, 05/15/2029(a)	2,318,000	1,787,271

CCO Holdings LLC/CCO Holdings Capital Corp.,
5.13%, 05/01/2027(a)	77,000	71,470

5.00%, 02/01/2028(a)(b)	842,000	763,475

4.75%, 03/01/2030(a)	4,258,000	3,585,939

4.50%, 08/15/2030(a)	5,475,000	4,452,708

4.50%, 05/01/2032	2,345,000	1,856,560

4.25%, 01/15/2034(a)	346,000	254,857

Celanese US Holdings LLC, 5.90%, 07/05/2024	4,395,000	4,319,783

Centene Corp.,
4.25%, 12/15/2027	1,619,000	1,495,988

4.63%, 12/15/2029	1,261,000	1,143,273

Charles Schwab Corp. (The), Series G, 5.38%(c)(d)	7,500,000	7,359,375

Clarios Global L.P., 6.75%, 05/15/2025(a)	285,000	285,604

Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(a)	259,000	254,259

Clarivate Science Holdings Corp., 4.88%, 07/01/2029(a)	1,345,000	1,124,057

Clear Channel Outdoor Holdings, Inc., 5.13%, 08/15/2027(a)(b)	508,000	458,147

Clearway Energy Operating LLC, 4.75%, 03/15/2028(a)(b)	1,393,000	1,290,645

CNX Resources Corp., 7.38%, 01/15/2031(a)(b)	922,000	916,325

	Principal Amount	Value

United States–(continued)
Cogent Communications Group, Inc., 7.00%, 06/15/2027(a)	$953,000	$905,991

Community Health Systems, Inc.,
8.00%, 03/15/2026(a)	4,248,000	3,672,162

8.00%, 12/15/2027(a)	1,440,000	1,169,374

5.25%, 05/15/2030(a)	750,000	520,834

4.75%, 02/15/2031(a)	499,000	335,011

Comstock Resources, Inc., 6.75%, 03/01/2029(a)	961,000	922,209

Cox Communications, Inc., 2.95%, 10/01/2050(a)	2,720,000	1,548,187

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 8.00%, 04/01/2029(a)	1,745,000	1,747,504

Crowdstrike Holdings, Inc., 3.00%, 02/15/2029	3,020,000	2,552,996

Crown Castle, Inc., 3.25%, 01/15/2051	3,700,000	2,269,681

CSC Holdings LLC,
5.50%, 04/15/2027(a)(b)	1,195,000	1,123,175

5.75%, 01/15/2030(a)	1,814,000	1,391,220

4.63%, 12/01/2030(a)	213,000	153,715

4.50%, 11/15/2031(a)	649,000	506,330

5.00%, 11/15/2031(a)	253,000	180,749

CTR Partnership L.P./CareTrust Capital Corp., 3.88%, 06/30/2028(a)	1,245,000	1,051,941

CVS Health Corp., 5.05%, 03/25/2048	3,500,000	2,979,532

DaVita, Inc., 3.75%, 02/15/2031(a)	632,000	458,206

Delek Logistics Partners L.P./Delek Logistics Finance Corp., 7.13%, 06/01/2028(a)	1,235,000	1,107,858

Dell International LLC/EMC Corp.,
6.02%, 06/15/2026	3,500,000	3,496,406

6.20%, 07/15/2030	7,400,000	7,258,125

DISH DBS Corp., 5.13%, 06/01/2029	1,570,000	1,058,420

DISH Network Corp., Conv., 3.38%, 08/15/2026	275,000	190,850

Diversified Healthcare Trust,
4.75%, 05/01/2024	573,000	491,763

9.75%, 06/15/2025	672,000	634,674

4.38%, 03/01/2031	402,000	266,357

Dun & Bradstreet Corp. (The), 5.00%, 12/15/2029(a)	233,000	197,974

Encompass Health Corp., 4.50%, 02/01/2028(b)	1,176,000	1,055,342

EnerSys,
5.00%, 04/30/2023(a)	1,025,000	1,019,506

4.38%, 12/15/2027(a)(b)	1,452,000	1,277,172

EnPro Industries, Inc., 5.75%, 10/15/2026	2,008,000	1,922,600

Entegris Escrow Corp., 4.75%, 04/15/2029(a)	1,347,000	1,192,100

Enviva Partners L.P./Enviva Partners Finance Corp., 6.50%, 01/15/2026(a)	287,000	275,989

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Global Strategic Income Fund

	Principal Amount	Value

United States–(continued)
EQM Midstream Partners L.P.,
7.50%, 06/01/2027(a)	$326,000	$322,308

6.50%, 07/01/2027(a)	853,000	833,756

4.75%, 01/15/2031(a)(b)	523,000	438,324

EQT Corp., 5.68%, 10/01/2025	2,625,000	2,597,680

Everi Holdings, Inc., 5.00%, 07/15/2029(a)	1,194,000	1,041,986

Expedia Group, Inc., 2.95%, 03/15/2031(b)	840,000	638,431

FedEx Corp., 4.05%, 02/15/2048	3,500,000	2,473,960

FirstCash, Inc., 5.63%, 01/01/2030(a)	1,012,000	893,534

FirstEnergy Corp., Series B, 4.40%, 07/15/2027	1,950,000	1,834,501

Ford Motor Co.,
3.25%, 02/12/2032	1,127,000	848,096

4.75%, 01/15/2043	642,000	448,228

Ford Motor Credit Co. LLC,
5.13%, 06/16/2025	10,917,000	10,550,080

3.38%, 11/13/2025	501,000	455,422

4.39%, 01/08/2026	1,398,000	1,293,343

4.95%, 05/28/2027	400,000	366,808

5.11%, 05/03/2029(b)	1,578,000	1,413,486

Fortress Transportation and Infrastructure Investors LLC, 5.50%, 05/01/2028(a)(b)	1,903,000	1,596,151

Freeport-McMoRan, Inc., 4.63%, 08/01/2030(b)	6,290,000	5,568,352

Gap, Inc. (The), 3.63%, 10/01/2029(a)	1,821,000	1,281,237

Gartner, Inc.,
4.50%, 07/01/2028(a)(b)	1,200,000	1,114,494

3.63%, 06/15/2029(a)	837,000	713,224

General Motors Co., 6.80%, 10/01/2027	7,000,000	7,097,807

Genesis Energy L.P./Genesis Energy Finance Corp.,
6.50%, 10/01/2025	406,000	389,872

6.25%, 05/15/2026	791,000	741,286

8.00%, 01/15/2027	550,000	533,648

7.75%, 02/01/2028	283,000	270,603

Global Partners L.P./GLP Finance Corp., 7.00%, 08/01/2027	990,000	942,502

Gray Escrow II, Inc., 5.38%, 11/15/2031(a)(b)	1,655,000	1,330,438

Great Lakes Dredge & Dock Corp., 5.25%, 06/01/2029(a)	1,224,000	969,670

Group 1 Automotive, Inc., 4.00%, 08/15/2028(a)	2,342,000	1,929,211

HCA, Inc.,
5.38%, 02/01/2025	529,000	522,600

5.63%, 09/01/2028	849,000	816,411

4.13%, 06/15/2029	1,458,000	1,288,123

Hess Midstream Operations L.P., 5.63%, 02/15/2026(a)	1,316,000	1,292,628

	Principal Amount	Value

United States–(continued)
Hilcorp Energy I L.P./Hilcorp Finance Co.,
6.25%, 11/01/2028(a)	$384,000	$362,045

6.00%, 04/15/2030(a)	830,000	752,672

6.25%, 04/15/2032(a)	233,000	214,010

Holly Energy Partners L.P./Holly Energy Finance Corp., 6.38%, 04/15/2027(a)	1,015,000	981,658

Howard Midstream Energy Partners LLC, 6.75%, 01/15/2027(a)	1,144,000	1,039,618

HP, Inc., 4.75%, 01/15/2028(b)	7,000,000	6,546,175

iStar, Inc.,
4.75%, 10/01/2024	1,637,000	1,620,360

5.50%, 02/15/2026(b)	574,000	573,133

J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(a)	1,898,000	1,811,945

Jabil, Inc., 3.00%, 01/15/2031	3,700,000	2,880,843

Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/2029(a)	1,097,000	972,101

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc.,
5.13%, 02/01/2028(a)	2,579,000	2,402,475

5.75%, 04/01/2033(a)(b)	4,700,000	4,247,108

Kontoor Brands, Inc., 4.13%, 11/15/2029(a)	1,152,000	925,265

Kraft Heinz Foods Co. (The), 5.20%, 07/15/2045	9,490,000	8,312,289

Lamar Media Corp.,
4.88%, 01/15/2029(b)	1,861,000	1,686,354

4.00%, 02/15/2030(b)	2,325,000	1,977,540

3.63%, 01/15/2031(b)	1,046,000	854,273

LCM Investments Holdings II LLC, 4.88%, 05/01/2029(a)	1,118,000	945,979

Level 3 Financing, Inc., 3.75%, 07/15/2029(a)	1,977,000	1,507,304

Lithia Motors, Inc., 3.88%, 06/01/2029(a)(b)	1,206,000	975,021

Lumen Technologies, Inc., Series P, 7.60%, 09/15/2039	1,041,000	699,015

Macy’s Retail Holdings LLC,
5.88%, 04/01/2029(a)	1,112,000	962,252

4.50%, 12/15/2034	703,000	482,211

Marriott International, Inc.,
5.00%, 10/15/2027	2,617,000	2,520,912

Series FF, 4.63%, 06/15/2030	745,000	669,204

Series GG, 3.50%, 10/15/2032	8,360,000	6,688,324

Match Group Holdings II LLC, 4.63%, 06/01/2028(a)	1,652,000	1,471,156

Mativ Holdings, Inc., 6.88%, 10/01/2026(a)	5,212,000	4,783,429

Mattel, Inc.,
6.20%, 10/01/2040	1,775,000	1,514,856

5.45%, 11/01/2041	1,775,000	1,382,960

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Global Strategic Income Fund

	Principal Amount	Value

United States–(continued)
Medline Borrower L.P., 3.88%, 04/01/2029(a)	$1,075,000	$880,049

Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/2029(a)	1,219,000	1,033,551

Mohegan Gaming & Entertainment, 8.00%, 02/01/2026(a)	1,081,000	913,894

Mueller Water Products, Inc., 4.00%, 06/15/2029(a)	1,126,000	977,999

Murray Energy Corp., 3.00% PIK Rate, 9.00% Cash Rate, 04/15/2024(a)(g)(h)	5,744,632	29,298

Nabors Industries, Inc., 7.38%, 05/15/2027(a)	1,045,000	1,029,309

NESCO Holdings II, Inc., 5.50%, 04/15/2029(a)	1,566,000	1,376,412

Netflix, Inc.,
5.88%, 11/15/2028	704,000	700,480

5.38%, 11/15/2029(a)	1,101,000	1,048,471

New Enterprise Stone & Lime Co., Inc., 5.25%, 07/15/2028(a)	184,000	160,492

NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/2026(a)	1,006,000	911,772

NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/2026(a)	592,000	563,809

Novelis Corp., 4.75%, 01/30/2030(a)	1,036,000	882,113

NRG Energy, Inc., 4.45%, 06/15/2029(a)	1,083,000	958,015

Occidental Petroleum Corp.,
6.95%, 07/01/2024	428,000	439,130

8.50%, 07/15/2027	219,000	238,441

6.13%, 01/01/2031(b)	439,000	440,699

6.20%, 03/15/2040	661,000	637,389

OneMain Finance Corp.,
6.88%, 03/15/2025	1,227,000	1,191,693

7.13%, 03/15/2026	1,037,000	1,000,565

3.88%, 09/15/2028	643,000	502,530

Papa John’s International, Inc., 3.88%, 09/15/2029(a)	1,215,000	988,679

PetSmart, Inc./PetSmart Finance Corp., 4.75%, 02/15/2028(a)	534,000	488,615

Plains All American Pipeline L.P./PAA Finance Corp.,
4.50%, 12/15/2026	7,200,000	6,765,306

3.80%, 09/15/2030	2,220,000	1,853,387

Prestige Brands, Inc., 3.75%, 04/01/2031(a)	1,815,000	1,459,578

Rayonier A.M. Products, Inc., 7.63%, 01/15/2026(a)	1,072,000	933,305

Rockies Express Pipeline LLC,
4.95%, 07/15/2029(a)	462,000	405,953

4.80%, 05/15/2030(a)	1,112,000	941,191

6.88%, 04/15/2040(a)	875,000	715,667

Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029(a)	995,000	874,336

	Principal Amount	Value

United States–(continued)
RR Donnelley & Sons Co., 8.25%, 07/01/2027	$447,000	$418,504

SBA Communications Corp., 3.88%, 02/15/2027	1,483,000	1,337,399

Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.63%, 03/01/2030(a)	1,324,000	1,141,321

Seagate HDD Cayman, 4.13%, 01/15/2031	2,960,000	2,230,182

Select Medical Corp., 6.25%, 08/15/2026(a)(b)	1,049,000	1,001,585

Sempra Energy, 4.13%, 04/01/2052(c)	10,650,000	8,033,973

Sensata Technologies B.V.,
5.63%, 11/01/2024(a)	137,000	136,108

4.00%, 04/15/2029(a)	633,000	534,129

5.88%, 09/01/2030(a)	1,117,000	1,062,809

Service Properties Trust, 4.38%, 02/15/2030	1,307,000	933,080

Sirius XM Radio, Inc.,
3.13%, 09/01/2026(a)	1,887,000	1,690,271

4.00%, 07/15/2028(a)	81,000	69,764

Sonic Automotive, Inc., 4.63%, 11/15/2029(a)	2,171,000	1,706,048

Southern Co. (The),
Series B, 4.00%, 01/15/2051(c)	8,100,000	7,063,119

Series 21-A, 3.75%, 09/15/2051(c)	5,624,000	4,471,616

Sprint Capital Corp., 8.75%, 03/15/2032	879,000	1,032,865

Sprint Corp., 7.63%, 03/01/2026	168,000	175,625

SS&C Technologies, Inc., 5.50%, 09/30/2027(a)	1,728,000	1,609,686

SunCoke Energy, Inc., 4.88%, 06/30/2029(a)	1,233,000	1,012,922

Sunoco L.P./Sunoco Finance Corp.,
6.00%, 04/15/2027	212,000	208,187

5.88%, 03/15/2028	1,378,000	1,314,110

Tenet Healthcare Corp., 4.88%, 01/01/2026(a)	1,571,000	1,487,596

Terminix Co. LLC (The), 7.45%, 08/15/2027	1,103,000	1,231,257

TransDigm, Inc., 6.25%, 03/15/2026(a)	1,746,000	1,725,284

Twilio, Inc., 3.63%, 03/15/2029	1,118,000	924,899

Uber Technologies, Inc., Conv., 0.00%, 12/15/2025(f)	7,200,000	5,982,563

United Airlines, Inc., 4.38%, 04/15/2026(a)	3,600,000	3,292,264

United States International Development Finance Corp., Series 4, 3.13%, 04/15/2028	1,120,000	1,036,101

Universal Health Services, Inc., 2.65%, 10/15/2030(a)	4,156,000	3,113,521

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Global Strategic Income Fund

	Principal Amount		Value

United States–(continued)
USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 09/01/2027		$1,286,000	$1,231,223

Valaris Ltd.,
12.00% PIK Rate, 8.25% Cash Rate, 04/30/2028(a)(g)		424,000	417,752

Series 1145, 12.00% PIK Rate, 8.25% Cash Rate, 04/30/2028(b)(g)		472,000	465,045

Valvoline, Inc., 3.63%, 06/15/2031(a)		1,233,000	974,569

Viatris, Inc., 3.85%, 06/22/2040		2,220,000	1,386,589

Vistra Corp., 7.00%(a)(c)(d)		189,000	167,617

Vistra Operations Co. LLC,
5.50%, 09/01/2026(a)		237,000	228,095

5.63%, 02/15/2027(a)(b)		423,000	403,885

5.00%, 07/31/2027(a)		890,000	822,578

4.38%, 05/01/2029(a)		999,000	856,852

Warnermedia Holdings, Inc., 3.43%, 03/15/2024(a)		7,000,000	6,754,108

WMG Acquisition Corp., 3.75%, 12/01/2029(a)		1,687,000	1,406,891

WRKCo, Inc., 3.00%, 06/15/2033(b)		5,180,000	3,939,537

Wynn Resorts Finance LLC/ Wynn Resorts Capital Corp., 5.13%, 10/01/2029(a)(b)		1,040,000	829,712

Yum! Brands, Inc., 5.38%, 04/01/2032(b)		1,014,000	908,529

			349,872,303

Zambia–0.20%
First Quantum Minerals Ltd., 6.88%, 10/15/2027(a)		3,500,000	3,260,906

Total U.S. Dollar Denominated Bonds & Notes (Cost $817,483,746)			690,856,024

Non-U.S. Dollar Denominated Bonds & Notes–28.72%(i)
Argentina–1.27%
Argentina Treasury Bond BONCER,
1.40%, 03/25/2023	ARS	240,000,000	4,854,231

1.50%, 03/25/2024	ARS	250,000,000	4,426,975

2.00%, 11/09/2026	ARS	880,000,000	11,586,273

			20,867,479

Austria–0.08%
Erste Group Bank AG, 4.25%(a)(c)(d)	EUR	1,800,000	1,329,516

Belgium–0.49%
KBC Group N.V.,
4.25%(a)(c)(d)	EUR	5,000,000	4,135,346

4.75%(a)(c)(d)	EUR	2,200,000	2,072,945

Kingdom of Belgium Government Bond, Series 88, 1.70%, 06/22/2050(a)	EUR	2,599,000	1,889,509

			8,097,800

	Principal Amount		Value

Brazil–9.93%
Brazil Notas do Tesouro Nacional,
10.00%, 01/01/2027	BRL	495,000,000	$90,997,131

Series B, 6.00%, 05/15/2055	BRL	5,700,000	4,496,760

Series F, 10.00%, 01/01/2025	BRL	355,000,000	66,538,292

Swiss Insured Brazil Power Finance S.a r.l., 9.85%, 07/16/2032(a)	BRL	9,233,963	1,586,515

			163,618,698

Chile–0.56%
Bonos de la Tesoreria de la Republica en pesos, 2.80%, 10/01/2033(a)	CLP	12,000,000,000	9,177,782

China–0.63%
China Government Bond, 3.53%, 10/18/2051	CNY	70,000,000	10,331,728

Colombia–2.17%
Colombian TES,
Series B, 7.75%, 09/18/2030	COP	79,000,000,000	11,479,860

Series B, 7.00%, 06/30/2032	COP	70,000,000,000	9,158,995

Series B, 7.25%, 10/18/2034	COP	33,425,000,000	4,238,619

Series B, 9.25%, 05/28/2042	COP	11,375,000,000	1,595,846

Series B, 7.25%, 10/26/2050	COP	85,050,000,000	9,241,397

			35,714,717

Czech Republic–0.13%
CPI Property Group S.A., 4.88%(a)(c)(d)	EUR	4,100,000	2,147,467

Egypt–0.09%
Egypt Government International Bond, 4.75%, 04/16/2026(a)	EUR	2,000,000	1,502,881

France–0.73%
Accor S.A., 4.38%(a)(c)(d)	EUR	1,700,000	1,469,812

BPCE S.A., Series NC5, 1.50%, 01/13/2042(a)(c)	EUR	5,000,000	4,143,277

Credit Agricole S.A., 7.50%(a)(c)(d)	GBP	1,377,000	1,485,381

Electricite de France S.A., 5.38%(a)(c)(d)	EUR	5,400,000	4,925,447

			12,023,917

Germany–0.52%
Bayer AG, 2.38%, 11/12/2079(a)(c)	EUR	3,700,000	3,301,454

Deutsche Lufthansa AG, 4.38%, 08/12/2075(a)(c)	EUR	3,600,000	2,899,525

Nidda Healthcare Holding GmbH, 3.50%, 09/30/2024(a)	EUR	990,000	918,385

Volkswagen International Finance N.V., 4.63%(a)(c)(d)	EUR	1,480,000	1,392,301

			8,511,665

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Global Strategic Income Fund

	Principal Amount		Value

Greece–0.27%
Hellenic Republic Government Bond,
1.88%, 01/24/2052(a)	EUR	7,727,000	$4,321,558

Series GDP, 0.00%, 10/15/2042(f)	EUR	76,770,000	178,289

			4,499,847

India–1.10%
India Government Bond,
6.54%, 01/17/2032	INR	700,000,000	7,949,020

7.26%, 08/22/2032	INR	850,000,000	10,142,188

			18,091,208

Italy–0.10%
Intesa Sanpaolo S.p.A., 7.75%(a)(c)(d)	EUR	1,750,000	1,641,618

Ivory Coast–0.12%
Ivory Coast Government International Bond, 4.88%, 01/30/2032(a)	EUR	2,900,000	2,021,078

Malaysia–0.15%
Malaysia Government Bond, Series 317, 4.76%, 04/07/2037	MYR	11,900,000	2,546,241

Mexico–1.30%
Mexican Bonos, Series M, 7.75%, 05/29/2031	MXN	481,850,000	21,431,379

Netherlands–0.45%
ABN AMRO Bank N.V., 4.38%(a)(c)(d)	EUR	1,700,000	1,500,001

Cooperatieve Rabobank U.A., 4.38%(a)(c)(d)	EUR	6,800,000	5,871,585

			7,371,586

New Zealand–0.49%
New Zealand Government Bond, Series 551, 2.75%, 05/15/2051	NZD	19,000,000	8,066,490

Poland–1.03%
Republic of Poland Government Bond, Series 432, 1.75%, 04/25/2032	PLN	140,000,000	16,989,380

Romania–0.11%
Romanian Government International Bond, 2.00%, 04/14/2033(a)	EUR	2,997,000	1,817,558

Russia–0.00%
Mos.ru, 5.00%, 08/22/2034	RUB	72,806,608	0

	Principal Amount		Value

South Africa–3.36%
Republic of South Africa Government Bond,
Series 2030, 8.00%, 01/31/2030	ZAR	661,350,000	$30,918,506

Series 2032, 8.25%, 03/31/2032	ZAR	165,300,000	7,416,509

Series 2035, 8.88%, 02/28/2035	ZAR	200,000,000	8,884,110

Series 2037, 8.50%, 01/31/2037	ZAR	195,500,000	8,195,701

			55,414,826

Spain–1.08%
Banco Bilbao Vizcaya Argentaria S.A.,
6.00%(a)(c)(d)	EUR	1,400,000	1,334,565

6.00%(a)(c)(d)	EUR	400,000	362,945

Banco Santander S.A.,
4.38%(a)(c)(d)	EUR	3,800,000	3,043,654

4.13%(c)(d)	EUR	2,000,000	1,447,161

CaixaBank S.A.,
5.25%(a)(c)(d)	EUR	2,000,000	1,663,936

5.88%(a)(c)(d)	EUR	1,800,000	1,587,925

Repsol International Finance B.V., 3.75%(a)(c)(d)	EUR	1,950,000	1,778,686

Telefonica Europe B.V.,
2.88%(a)(c)(d)	EUR	3,700,000	3,029,028

4.38%(a)(c)(d)	EUR	3,700,000	3,507,520

			17,755,420

Supranational–0.79%
African Development Bank, 0.00%, 01/17/2050(f)	ZAR	222,000,000	1,105,479

Corp. Andina de Fomento, 6.82%, 02/22/2031(a)	MXN	221,200,000	9,010,498

International Finance Corp.,
0.00%, 02/15/2029(a)(f)	TRY	10,300,000	66,605

0.00%, 03/23/2038(f)	MXN	260,000,000	2,799,071

			12,981,653

Sweden–0.06%
Heimstaden Bostad AB, 3.38%(a)(c)(d)	EUR	1,850,000	1,042,841

Switzerland–0.08%
Dufry One B.V., 2.00%, 02/15/2027(a)	EUR	1,750,000	1,413,836

United Kingdom–1.63%
Barclays PLC,
7.25%(a)(c)(d)	GBP	4,200,000	4,790,751

6.38%(a)(c)(d)	GBP	1,425,000	1,450,343

7.13%(c)(d)	GBP	5,375,000	5,676,163

Bellis Acquisition Co. PLC, 3.25%, 02/16/2026(a)	GBP	953,000	893,400

Gatwick Airport Finance PLC, 4.38%, 04/07/2026(a)	GBP	5,925,000	5,671,269

HSBC Holdings PLC, 5.88%(c)(d)	GBP	1,750,000	1,647,736

International Consolidated Airlines Group S.A.,
2.75%, 03/25/2025(a)	EUR	1,700,000	1,495,211

1.50%, 07/04/2027(a)	EUR	1,900,000	1,382,438

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Global Strategic Income Fund

	Principal Amount		Value

United Kingdom–(continued)
Nationwide Building Society, 5.75%(a)(c)(d)	GBP	1,775,000	$1,707,334

NatWest Group PLC, 5.13%(c)(d)	GBP	2,415,000	2,180,651

			26,895,296

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $568,084,026)			473,303,907

Asset-Backed Securities–8.81%
American Credit Acceptance Receivables Trust, Series 2019-2, Class D, 3.41%, 06/12/2025(a)		$1,929,450	1,922,599

Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, 0.65% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(j)		11,702	11,170

Benchmark Mortgage Trust, Series 2018-B1, Class XA, IO, 0.56%, 01/15/2051(k)		10,478,506	202,757

CarMax Auto Owner Trust, Series 2019-3, Class D, 2.85%, 01/15/2026		2,285,000	2,206,254

CCG Receivables Trust,
Series 2019-1, Class B, 3.22%, 09/14/2026(a)		181,333	181,223

Series 2019-1, Class C, 3.57%, 09/14/2026(a)		80,000	79,958

CD Mortgage Trust, Series 2017-CD6, Class XA, IO, 0.88%, 11/13/2050(k)		4,764,956	136,582

Citigroup Commercial Mortgage Trust, Series 2017-C4, Class XA, IO, 1.06%, 10/12/2050(k)		13,329,096	476,291

Citigroup Mortgage Loan Trust, Inc.,
Series 2005-2, Class 1A3, 2.82%, 05/25/2035(l)		502,307	477,807

Series 2006-AR1, Class 1A1, 3.15% (1 yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(j)		103,983	100,208

COMM Mortgage Trust,
Series 2012-CR5, Class XA, IO, 1.37%, 12/10/2045(k)		1,633,164	16

Series 2014-UBS6, Class AM, 4.05%, 12/10/2047		4,690,000	4,458,951

Series 2014-CR21, Class AM, 3.99%, 12/10/2047		70,000	66,452

Countrywide Home Loans Mortgage Pass-Through Trust,
Series 2005-17, Class 1A8, 5.50%, 09/25/2035		329,762	301,444

Series 2005-J4, Class A7, 5.50%, 11/25/2035		553,145	442,328

	Principal Amount	Value

CWHEQ Revolving Home Equity Loan Trust,
Series 2005-G, Class 2A, 3.64% (1 mo. USD LIBOR + 0.23%), 12/15/2035(j)	$5,964	$5,907

Series 2006-H, Class 2A1A, 3.56% (1 mo. USD LIBOR + 0.15%), 11/15/2036(j)	22,610	18,555

DT Auto Owner Trust,
Series 2019-2A, Class D, 3.48%, 02/18/2025(a)	452,811	449,927

Series 2019-4A, Class D, 2.85%, 07/15/2025(a)	6,025,000	5,932,293

Exeter Automobile Receivables Trust,
Series 2019-1A, Class D, 4.13%, 12/16/2024(a)	1,930,685	1,926,818

Series 2019-4A, Class D, 2.58%, 09/15/2025(a)	5,810,843	5,696,872

FREMF Mortgage Trust,
Series 2017-K62, Class B, 3.88%, 01/25/2050(a)(l)	840,000	781,932

Series 2016-K54, Class C, 4.05%, 04/25/2048(a)(l)	4,190,000	3,897,704

GSR Mortgage Loan Trust, Series 2005-AR4, Class 6A1, 3.65%, 07/25/2035(l)	53,137	49,087

ILPT Commercial Mortgage Trust, Series 2022-LPF2, Class B, 6.12% (1 mo. Term SOFR + 2.74%), 10/15/2039(a)(j)	2,100,000	2,094,828

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class AS, 3.22%, 04/15/2046	425,000	415,096

JP Morgan Mortgage Trust, Series 2007-A1, Class 5A1, 2.84%, 07/25/2035(l)	45,790	44,272

JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class B, 4.12%, 11/15/2047(l)	1,655,000	1,517,965

Lehman Structured Securities Corp., Series 2002-GE1, Class A, 0.00%, 07/26/2024(a)(f)(l)	16,233	2,913

MASTR Asset Backed Securities Trust, Series 2006-WMC3, Class A3, 3.69% (1 mo. USD LIBOR + 0.10%), 08/25/2036(j)	2,988,442	1,116,517

Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C9, Class AS, 3.46%, 05/15/2046	1,565,000	1,538,217

Series 2014-C14, Class B, 4.87%, 02/15/2047(l)	680,000	661,704

Morgan Stanley Capital I Trust, Series 2017-HR2, Class XA, IO, 0.87%, 12/15/2050(k)	4,090,952	141,464

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Global Strategic Income Fund

	Principal Amount		Value

Morgan Stanley Re-REMIC Trust, Series 2012-R3, Class 1B, 6.00%, 11/26/2036(a)(l)		$6,325,247	$5,640,190

OBX Trust,
Series 2022-NQM7, Class A3, 5.70%, 08/25/2062(a)(e)		889,760	834,625

Series 2022-NQM7, Class A2, 5.70%, 08/25/2062(a)(e)		1,711,077	1,615,352

Prestige Auto Receivables Trust, Series 2019-1A, Class C, 2.70%, 10/15/2024(a)		1,608,460	1,602,892

Residential Accredit Loans, Inc. Trust, Series 2006- QS13, Class 1A8, 6.00%, 09/25/2036		24,306	18,572

UBS Commercial Mortgage Trust, Series 2017-C5, Class XA, IO, 1.07%, 11/15/2050(k)		7,657,371	258,524

Vendee Mortgage Trust,
Series 1995-2B, Class 2, IO, 0.79%, 06/15/2025(m)		64,056	460

Series 1995-3, Class 1, IO, 0.00%, 09/15/2025(f)(k)		1,489,909	2

Verus Securitization Trust, Series 2022-7, Class A3, 5.35%, 07/25/2067(a)(l)		1,183,530	1,104,929

WaMu Mortgage Pass-Through Ctfs. Trust, Series 2003- AR10, Class A7, 4.24%, 10/25/2033(l)		32,836	30,621

Wells Fargo Commercial Mortgage Trust, Series 2017-C42, Class XA, IO, 0.86%, 12/15/2050(k)		6,355,334	222,004

WFRBS Commercial Mortgage Trust,
Series 2013-C14, Class AS, 3.49%, 06/15/2046		1,800,000	1,763,466

Series 2014-LC14, Class AS, 4.35%, 03/15/2047(l)		1,135,000	1,101,230

Series 2014-C20, Class AS, 4.18%, 05/15/2047		1,455,000	1,398,172

Alba PLC,
Series 2007-1, Class F, 5.47% (SONIA + 3.37%), 03/17/2039(a)(i)(j)	GBP	2,178,795	2,249,616

Series 2007-1, Class E, 3.42% (SONIA + 1.32%), 03/17/2039(a)(i)(j)	GBP	5,683,812	5,578,719

Series 2006-2, Class F, 5.43% (SONIA + 3.37%), 12/15/2038(a)(i)(j)	GBP	1,357,344	1,438,454

	Principal Amount		Value

Eurohome UK Mortgages PLC,
Series 2007-1, Class B1, 3.64% (3 mo. GBP LIBOR + 0.90%), 06/15/2044(a)(i)(j)	GBP	2,006,000	$1,773,095

Series 2007-2, Class B1, 4.14% (SONIA + 1.52%), 09/15/2044(a)(i)(j)	GBP	2,243,000	1,879,672

Eurosail PLC,
Series 2006-2X, Class E1C, 5.43% (SONIA + 3.37%), 12/15/2044(a)(i)(j)	GBP	5,550,000	5,084,960

Series 2006-4X, Class E1C, 5.16% (SONIA + 3.12%), 12/10/2044(a)(i)(j)	GBP	4,135,722	4,240,070

Series 2007-2X, Class D1A, 1.73% (3 mo. EURIBOR + 0.80%), 03/13/2045(a)(i)(j)	EUR	3,500,000	2,607,493

Series 2006-2X, Class D1A, 1.80% (3 mo. EURIBOR + 0.80%), 12/15/2044(a)(i)(j)	EUR	6,300,000	4,514,565

Series 2007-2X, Class D1C, 2.96% (SONIA + 0.92%), 03/13/2045(a)(i)(j)	GBP	4,900,000	4,321,705

Great Hall Mortgages No. 1 PLC, Series 2007-2X, Class EB, 4.81% (3 mo. EURIBOR + 3.75%), 06/18/2039(a)(i)(j)	EUR	4,570,000	4,056,497

Ludgate Funding PLC, Series 2007-1, Class MA, 3.57% (3 mo. GBP LIBOR + 0.24%), 01/01/2061(a)(i)(j)	GBP	3,059,340	3,077,300

Newday Funding Master Issuer PLC,
Series 2021-1X, Class E, 6.24% (SONIA + 4.05%), 03/15/2029(a)(i)(j)	GBP	4,252,000	4,753,438

Series 2021-3X, Class E, 6.54% (SONIA + 4.35%), 11/15/2029(a)(i)(j)	GBP	3,700,000	4,174,864

Stratton Mortgage Funding PLC,
Series 2021-1, Class D, 4.25% (SONIA + 2.10%), 09/25/2051(a)(i)(j)	GBP	3,700,000	3,988,535

Series 2021-1, Class E, 4.90% (SONIA + 2.75%), 09/25/2051(a)(i)(j)	GBP	2,220,000	2,384,768

Towd Point Mortgage Funding 2019 - Granite4 PLC,
Series 2019-GR4X, Class FR, 4.24% (SONIA + 2.05%), 10/20/2051(a)(i)(j)	GBP	2,130,000	2,339,035

Series 2019-GR4X, Class GR, 4.69% (SONIA + 2.50%), 10/20/2051(a)(i)(j)	GBP	1,775,000	1,942,767

Prosil Acquisition S.A., Series 2019-1, Class A, 3.58% (3 mo. EURIBOR + 2.00%), 10/31/2039(a)(i)(j)	EUR	4,887,066	4,287,824

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Global Strategic Income Fund

	Principal Amount		Value

Alhambra SME Funding DAC,
Series 2019-1, Class A, 2.69% (1 mo. EURIBOR + 2.00%), 11/30/2028(a)(i)(j)	EUR	4,103,902	$4,021,486

Series 2019-1, Class B, 3.19% (1 mo. EURIBOR + 2.50%), 11/30/2028(a)(i)(j)	EUR	1,875,000	1,801,222

Series 2019-1, Class D, 9.94% (1 mo. EURIBOR + 9.25%), 11/30/2028(a)(i)(j)	EUR	424,276	308,400

Lusitano Mortgages No. 5 PLC, Class D, 2.34% (3 mo. EURIBOR + 0.96%), 07/15/2059(a)(i)(j)	EUR	2,096,738	1,730,416

Futura S.r.l., Series 2019-1, Class A, 3.63% (6 mo. EURIBOR + 3.00%), 07/31/2044(a)(i)(j)	EUR	4,119,544	4,075,299

Taurus, Series 2018-IT1, Class A, 1.33% (3 mo. EURIBOR + 1.00%), 05/18/2030(i)(j)	EUR	5,150,965	4,926,848

IM Pastor 4, FTA, Series A, 1.24% (3 mo. EURIBOR + 0.14%), 03/22/2044(a)(i)(j)	EUR	2,142,510	1,789,097

Invernea Proteina PYME, Serie II, 0.00%, 08/25/2032(i)(n)	ARS	311,500,000	1,985,430

SC Germany Consumer 2018-1 UG (haftungsbeschraenkt), Series 2018-1, Class D, 3.25%, 12/13/2031(a)(i)	EUR	7,200,000	6,974,292

Total Asset-Backed Securities (Cost $170,395,451)			145,253,017

	Principal Amount	Value

Agency Credit Risk Transfer Notes–2.22%
United States–2.22%
Fannie Mae Connecticut Avenue Securities,
Series 2017-C04, Class 2M2, 6.44% (1 mo. USD LIBOR + 2.85%), 11/25/2029(j)	$2,001,281	$2,023,756

Series 2018-C06, Class 2M2, 5.69% (1 mo. USD LIBOR + 2.10%), 03/25/2031(j)	3,924,178	3,854,536

Series 2018-R07, Class 1M2, 5.99% (1 mo. USD LIBOR + 2.40%), 04/25/2031(a)(j)	441,157	438,957

Series 2019-R02, Class 1M2, 5.89% (1 mo. USD LIBOR + 2.30%), 08/25/2031(a)(j)	78,072	77,983

Series 2019-R03, Class 1M2, 5.74% (1 mo. USD LIBOR + 2.15%), 09/25/2031(a)(j)	187,224	186,772

Series 2022-R04, Class 1M2, 6.10% (30 Day Average SOFR + 3.10%), 03/25/2042(a)(j)	1,795,000	1,685,999

Series 2022-R08, Class 1M2, 6.60% (30 Day Average SOFR + 3.60%), 07/25/2042(a)(j)	3,150,000	2,986,596

Freddie Mac,
Series 2022-DNA2, Class M1B, STACR® , 5.40% (30 Day Average SOFR + 2.40%), 02/25/2042(a)(j)	3,500,000	3,229,223

Series 2022-DNA3, Class M1B, STACR® , 5.90% (30 Day Average SOFR + 2.90%), 04/25/2042(a)(j)	7,000,000	6,512,762

Series 2022-DNA3, Class M1A, STACR® , 5.00% (30 Day Average SOFR + 2.00%), 04/25/2042(a)(j)	5,447,785	5,342,501

Series 2022-HQA2, Class M1, STACR® , 7.00% (30 Day Average SOFR + 4.00%), 07/25/2042(a)(j)	3,500,000	3,422,281

Series 2022-HQA3, Class M1, STACR® , 6.55% (30 Day Average SOFR + 3.55%), 08/25/2042(a)(j)	3,500,000	3,286,559

Series 2022-HQA3, Class M2, STACR® , 8.35% (30 Day Average SOFR + 5.35%), 08/25/2042(a)(j)	3,745,000	3,517,283

Total Agency Credit Risk Transfer Notes (Cost $38,154,444)		36,565,208

	Shares
Common Stocks & Other Equity Interests–1.11%
Argentina–1.08%
TMF Trust Co. S.A.(n)	478,972,801	3,052,863

YPF S.A., Class D(o)	980,000	14,741,257

		17,794,120

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Global Strategic Income Fund

	Shares	Value

United States–0.03%
ACNR Holdings, Inc.	2,129	$220,352

Claire’s Holdings LLC	614	235,366

McDermott International Ltd.(o)	38,319	22,853

McDermott International Ltd., Series A, Wts., expiring 06/30/2027(n)(o)	76,715	9,973

McDermott International Ltd., Series B, Wts., expiring 06/30/2027(n)(o)	85,239	11,081

McDermott International Ltd., Wts., expiring 12/31/2049(n)(o)	55,393	31,311

Party City Holdco, Inc.(o)	10,188	17,218

Sabine Oil & Gas Holdings, Inc.(n)(o)	2,510	1,707

Tenerity LLC, Wts., expiring 04/10/2024(n)(o)	2,297	0

Windstream Services LLC, Wts.(n)(o)	399	6,384

		556,245

Total Common Stocks & Other Equity Interests (Cost $21,331,624)		18,350,365

	Principal Amount
U.S. Treasury Securities–0.88%
U.S. Treasury Inflation – Indexed Bonds–0.88%
0.13%, 02/15/2052 (Cost $18,359,720)(p)	$18,359,720	14,449,266

Variable Rate Senior Loan Interests–0.50%(q)(r)
Brazil–0.03%
Patagonia Holdco LLC, First Lien Term Loan B, 8.39% (1 mo. Term SOFR + 5.75%), 08/01/2029	714,000	580,125

United States–0.47%
Claire’s Stores, Inc., Term Loan, 10.25% (1 mo. USD LIBOR + 6.50%), 12/18/2026	185,745	176,768

Dun & Bradstreet Corp. (The), Term Loan, 6.85% (1 mo. USD LIBOR + 3.25%), 02/06/2026	989,443	975,838

Endo Luxembourg Finance Co. I S.a.r.l., Term Loan, 12.25% (1 mo. USD LIBOR + 4.00%), 03/27/2028	1,352,875	1,118,449

IRB Holding Corp., Term Loan, 6.21% (1 mo. Term SOFR + 3.00%), 12/15/2027	938,539	915,779

Mativ Holdings, Inc., Term Loan B, 7.56% (1 mo. USD LIBOR + 3.75%), 04/20/2028	2,394,208	2,247,563

PetSmart LLC, Term Loan, 7.50% (1 mo. USD LIBOR + 3.75%), 02/11/2028	1,016,882	981,082

United Natural Foods, Inc., Term Loan, 7.09% (3 mo. USD LIBOR + 3.25%), 10/22/2025	1,268,583	1,260,167

		7,675,646

Total Variable Rate Senior Loan Interests (Cost $8,640,466)		8,255,771

	Principal Amount	Value

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.34%
Fannie Mae Grantor Trust, IO,
0.63%, 11/25/2040(k)	$2,154,212	$11,446

0.38%, 12/25/2041(k)	13,354,362	134,167

Fannie Mae Interest STRIPS, IO,
7.50%, 05/25/2023 - 11/25/2029(m)	55,287	8,446

6.50%, 04/25/2029 - 07/25/2032(m)	916,670	150,626

6.00%, 12/25/2032 - 08/25/2035(m)	1,151,000	190,903

5.50%, 11/25/2033 - 06/25/2035(m)	964,686	166,036

Fannie Mae REMICs, IO,
5.50%, 06/25/2023(m)	1,419	12

3.11%, 02/25/2024 - 05/25/2035(j)(m)	572,950	39,928

4.01% (7.60% - (1.00 x 1 mo. USD LIBOR)), 06/25/2026(j)(m)	62,912	2,328

4.46%, 11/18/2031 - 12/18/2031(j)(m)	126,100	12,187

4.31% (7.90% - (1.00 x 1 mo. USD LIBOR)), 11/25/2031(j)(m)	2,484	252

4.36% (7.95% - (1.00 x 1 mo. USD LIBOR)), 01/25/2032(j)(m)	29,548	2,793

4.56% (8.00% - (1.00 x 1 mo. USD LIBOR)), 03/18/2032(j)(m)	57,996	5,896

4.51%, 03/25/2032 - 04/25/2032(j)(m)	82,840	8,763

3.41% (7.00% - (1.00 x 1 mo. USD LIBOR)), 04/25/2032(j)(m)	37,276	2,656

4.21% (7.80% - (1.00 x 1 mo. USD LIBOR)), 04/25/2032(j)(m)	27,630	2,902

4.41%, 07/25/2032 - 09/25/2032(j)(m)	121,695	14,308

4.66%, 12/18/2032(j)(m)	99,735	8,526

4.61% (8.20% - (1.00 x 1 mo. USD LIBOR)), 01/25/2033(j)(m)	333,110	36,640

4.66%, 02/25/2033 - 05/25/2033(j)(m)	199,567	26,557

7.00%, 03/25/2033 - 04/25/2033(m)	476,439	74,227

3.96% (7.55% - (1.00 x 1 mo. USD LIBOR)), 10/25/2033(j)(m)	154,575	16,507

2.46%, 03/25/2035 - 07/25/2038(j)(m)	134,517	6,251

3.16%, 03/25/2035 - 05/25/2035(j)(m)	235,683	8,113

3.01% (6.60% - (1.00 x 1 mo. USD LIBOR)), 05/25/2035(j)(m)	302,348	17,435

3.64% (7.23% - (1.00 x 1 mo. USD LIBOR)), 09/25/2036(j)(m)	608,261	27,788

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19	Invesco Global Strategic Income Fund

	Principal Amount	Value

2.95% (6.54% - (1.00 x 1 mo. USD LIBOR)), 06/25/2037(j)(m)	$852,795	$59,837

4.00%, 04/25/2041(m)	900,401	106,469

2.96% (6.55% - (1.00 x 1 mo. USD LIBOR)), 10/25/2041(j)(m)	149,548	9,564

2.56% (6.15% - (1.00 x 1 mo. USD LIBOR)), 12/25/2042(j)(m)	382,015	34,935

7.00%, 07/25/2026	7,786	7,853

4.00%, 08/25/2026 - 03/25/2041	74,327	69,660

6.50%, 10/25/2028 - 04/25/2029	72,261	73,674

6.00%, 05/25/2031 - 01/25/2032	135,650	137,382

4.59%, 04/25/2032 - 12/25/2032(j)	103,105	103,599

3.94% (1 mo. USD LIBOR + 0.50%), 10/18/2032(j)	38,302	37,981

4.09% (1 mo. USD LIBOR + 0.50%), 12/25/2032(j)	65,783	65,239

3.99% (1 mo. USD LIBOR + 0.40%), 11/25/2033(j)	36,823	36,414

11.42% (24.57% - (3.67 x 1 mo. USD LIBOR)), 03/25/2036(j)	140,859	160,483

11.05% (24.20% - (3.67 x 1 mo. USD LIBOR)), 06/25/2036(j)	149,151	161,194

4.53% (1 mo. USD LIBOR + 0.94%), 06/25/2037(j)	71,393	71,031

Federal Home Loan Mortgage Corp., 8.50%, 08/01/2031	20,679	21,651

Federal National Mortgage Association,
7.50%, 03/01/2033	16,211	16,894

7.00%, 12/01/2033	11,321	11,616

5.50%, 02/01/2035	23,570	24,118

Freddie Mac Multifamily Structured Pass-Through Ctfs.,
Series K734, Class X1, IO, 0.65%, 02/25/2026(k)	4,002,710	66,871

Series K735, Class X1, IO, 1.10%, 05/25/2026(k)	6,718,500	182,203

Series K093, Class X1, IO, 0.95%, 05/25/2029(k)	45,551,279	2,211,291

	Principal Amount	Value

Freddie Mac REMICs,
5.00%, 09/15/2023	$13,215	$13,170

6.75%, 02/15/2024	2,060	2,065

6.50%, 02/15/2028 - 06/15/2032	67,054	68,800

3.86% (1 mo. USD LIBOR + 0.45%), 02/15/2029(j)	6,395	6,348

4.06% (1 mo. USD LIBOR + 0.65%), 07/15/2029(j)	9,584	9,561

4.41%, 02/15/2032 - 03/15/2032(j)	205,077	205,673

3.50%, 05/15/2032	66,825	63,513

3.91% (1 mo. USD LIBOR + 0.50%), 01/15/2033(j)	5,971	5,919

12.24% (24.75% - (3.67 x 1 mo. USD LIBOR)), 08/15/2035(j)	106,618	122,934

4.00%, 06/15/2038	56,532	53,267

3.00%, 05/15/2040	1,269	1,237

IO,
2.59%, 03/15/2024 - 04/15/2038(j)(m)	144,269	4,760

7.00%, 03/15/2028 - 04/15/2028(m)	33,690	3,926

5.29%, 07/17/2028(j)(m)	14,778	276

4.69% (8.10% - (1.00 x 1 mo. USD LIBOR)), 06/15/2029(j)(m)	47,773	3,046

5.54% (8.95% - (1.00 x 1 mo. USD LIBOR)), 08/15/2029(j)(m)	22,449	1,227

3.64% (7.05% - (1.00 x 1 mo. USD LIBOR)), 10/15/2033(j)(m)	224,204	13,697

3.29% (6.70% - (1.00 x 1 mo. USD LIBOR)), 01/15/2035(j)(m)	420,348	20,266

3.34% (6.75% - (1.00 x 1 mo. USD LIBOR)), 02/15/2035(j)(m)	24,933	1,277

3.31%, 05/15/2035(j)(m)	667,674	41,170

2.74% (6.15% - (1.00 x 1 mo. USD LIBOR)), 07/15/2035(j)(m)	450,942	16,865

3.59% (7.00% - (1.00 x 1 mo. USD LIBOR)), 12/15/2037(j)(m)	127,743	11,991

2.66% (6.07% - (1.00 x 1 mo. USD LIBOR)), 05/15/2038(j)(m)	233,192	16,078

2.84% (6.25% - (1.00 x 1 mo. USD LIBOR)), 12/15/2039(j)(m)	115,606	6,982

Freddie Mac STRIPS, IO,
7.00%, 04/01/2027 - 04/01/2030(m)	173,368	23,244

6.50%, 02/01/2028 - 06/01/2031(m)	42,718	6,209

7.50%, 12/15/2029(m)	49,276	7,590

6.00%, 12/15/2032(m)	90,798	11,944

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20	Invesco Global Strategic Income Fund

	Principal Amount	Value

Government National Mortgage Association,
ARM, 2.63% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 07/20/2027(j)	$749	$727

7.00%, 01/15/2028 - 01/20/2030	100,316	101,603

8.00%, 01/15/2028 - 09/15/2028	64,299	65,671

IO,
3.14% (6.55% - (1.00 x 1 mo. USD LIBOR)), 04/16/2037(j)(m)	440,006	30,025

3.24% (6.65% - (1.00 x 1 mo. USD LIBOR)), 04/16/2041(j)(m)	758,084	42,650

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $8,835,802)		5,629,363

	Shares
Preferred Stocks–0.19%
United States–0.19%
AT&T, Inc., 2.88%, Series B, Pfd.(c)	3,500,000	3,098,912

Claire’s Holdings LLC, Series A, Pfd.(n)	195	49,725

Total Preferred Stocks (Cost $4,308,927)		3,148,637

Money Market Funds–5.43%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(s)(t)	31,287,616	31,287,616

	Shares	Value

Money Market Funds–(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 3.03%(s)(t)	22,434,080	$22,438,567

Invesco Treasury Portfolio, Institutional Class, 3.08%(s)(t)	35,757,276	35,757,276

Total Money Market Funds (Cost $89,482,685)		89,483,459

Options Purchased–3.60%
(Cost $35,075,494)(u)		59,267,377

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-93.71% (Cost $1,780,152,385)		1,544,562,394

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.95%
Invesco Private Government Fund, 3.18%(s)(t)(v)	17,970,670	17,970,670

Invesco Private Prime Fund, 3.28%(s)(t)(v)	47,071,670	47,071,670

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $65,043,941)		65,042,340

TOTAL INVESTMENTS IN SECURITIES–97.66% (Cost $1,845,196,326)		1,609,604,734

OTHER ASSETS LESS LIABILITIES–2.34%		38,628,376

NET ASSETS–100.00%		$1,648,233,110

Investment Abbreviations:

ARM	- Adjustable Rate Mortgage
ARS	- Argentina Peso
BRL	- Brazilian Real
CLP	- Chile Peso
CNY	- Chinese Yuan Renminbi
Conv.	- Convertible
COP	- Colombia Peso
Ctfs.	- Certificates
EUR	- Euro
EURIBOR	- Euro Interbank Offered Rate
GBP	- British Pound Sterling
INR	- Indian Rupee
IO	- Interest Only
LIBOR	- London Interbank Offered Rate
MXN	- Mexican Peso
MYR	- Malaysian Ringgit
NZD	- New Zealand Dollar
Pfd.	- Preferred
PIK	- Pay-in-Kind
PLN	- Polish Zloty
REMICs	- Real Estate Mortgage Investment Conduits
RUB	- Russian Ruble
SOFR	- Secured Overnight Financing Rate
SONIA	- Sterling Overnight Index Average
STACR®	- Structured Agency Credit Risk
STRIPS	- Separately Traded Registered Interest and Principal Security
TRY	- Turkish Lira
USD	- U.S. Dollar
Wts.	- Warrants
ZAR	- South African Rand

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21	Invesco Global Strategic Income Fund

Notes to Consolidated Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $677,016,292, which represented 41.08% of the Fund’s Net Assets.

(b)	All or a portion of this security was out on loan at October 31, 2022.
(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Perpetual bond with no specified maturity date.
(e)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f)	Zero coupon bond issued at a discount.
(g)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(h)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at October 31, 2022 represented less than 1% of the Fund’s Net Assets.

(i)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(j)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2022.
(k)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2022.

(l)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2022.

(m)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(n)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(o)	Non-income producing security.
(p)	Principal amount of security and interest payments are adjusted for inflation. See Note 1K.
(q)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(r)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(s)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2022	Dividend Income
Invesco Senior Loan ETF	$ 72,429,002	$ -	$ (69,103,784)	$687,187	$(4,012,405)	$ -	$1,460,638
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	52,627,305	360,230,202	(381,569,891)	-	-	31,287,616	341,570
Invesco Liquid Assets Portfolio, Institutional Class	38,016,641	257,307,287	(272,895,264)	3,510	6,393	22,438,567	246,463
Invesco Treasury Portfolio, Institutional Class	60,145,492	411,691,659	(436,079,875)	-	-	35,757,276	369,237
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	17,905,063	198,655,734	(198,590,127)	-	-	17,970,670	201,891*
Invesco Private Prime Fund	41,778,482	375,120,396	(369,791,108)	(1,601)	(34,499)	47,071,670	563,712*
Total	$282,901,985	$1,603,005,278	$(1,728,030,049)	$689,096	$(4,040,511)	$154,525,799	$3,183,511

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Consolidated Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(t)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(u)	The table below details options purchased.
(v)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1M.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22	Invesco Global Strategic Income Fund

Open Over-The-Counter Foreign Currency Options Purchased(a)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
Currency Risk
AUD versus USD	Call	Bank of America, N.A.	12/05/2022	USD	0.80	AUD	5,325,000	$ 266
AUD versus USD	Call	Bank of America, N.A.	09/27/2023	USD	0.68	AUD	51,470,588	605,687
AUD versus USD	Call	Goldman Sachs International	10/12/2023	USD	0.80	AUD	2,625,000	57,586
EUR versus HUF	Call	Bank of America, N.A.	01/31/2023	HUF	480.00	EUR	28,000,000	176,790
EUR versus USD	Call	Goldman Sachs International	11/28/2022	USD	1.03	EUR	84,000,000	126,346
NZD versus USD	Call	Goldman Sachs International	10/12/2023	USD	0.70	NZD	5,000,000	173,670
Subtotal – Foreign Currency Call Options Purchased								1,140,345
Currency Risk
EUR versus CHF	Put	Goldman Sachs International	12/16/2022	CHF	0.93	EUR	26,250,000	18,211
EUR versus CZK	Put	J.P. Morgan Chase Bank, N.A.	07/17/2023	CZK	24.00	EUR	1,400,000	141,893
EUR versus CZK	Put	J.P. Morgan Chase Bank, N.A.	02/05/2024	CZK	24.30	EUR	2,500,000	404,098
EUR versus CZK	Put	Morgan Stanley and Co. International PLC	12/07/2022	CZK	24.60	EUR	2,250,000	1,331,918
EUR versus HUF	Put	Bank of America, N.A.	01/31/2023	HUF	400.00	EUR	28,000,000	241,761
EUR versus NOK	Put	J.P. Morgan Chase Bank, N.A.	02/17/2023	NOK	9.70	EUR	2,800,000	11,102
EUR versus PLN	Put	Bank of America, N.A.	03/24/2023	PLN	4.50	EUR	3,500,000	215,363
EUR versus PLN	Put	Bank of America, N.A.	03/24/2023	PLN	4.50	EUR	1,400,000	86,145
EUR versus SEK	Put	Morgan Stanley and Co. International PLC	02/17/2023	SEK	10.80	EUR	17,500,000	214,761
GBP versus USD	Put	Goldman Sachs International	01/09/2023	USD	1.09	GBP	3,500,000	663,200
USD versus BRL	Put	Goldman Sachs International	02/01/2023	BRL	5.00	USD	3,500,000	1,128,666
USD versus BRL	Put	J.P. Morgan Chase Bank, N.A.	12/16/2022	BRL	5.05	USD	35,000,000	566,195
USD versus CAD	Put	Goldman Sachs International	03/10/2023	CAD	1.26	USD	70,000,000	78,330
USD versus CLP	Put	Bank of America, N.A.	12/20/2022	CLP	850.00	USD	42,000,000	42,714
USD versus JPY	Put	Goldman Sachs International	11/04/2022	JPY	128.00	USD	2,800,000	3
USD versus JPY	Put	J.P. Morgan Chase Bank, N.A.	03/14/2023	JPY	120.00	USD	2,100,000	45,186
USD versus MXN	Put	Bank of America, N.A.	04/26/2023	MXN	19.00	USD	1,750,000	280,616
USD versus MXN	Put	J.P. Morgan Chase Bank, N.A.	01/24/2023	MXN	20.00	USD	3,500,000	746,172
USD versus PLN	Put	Goldman Sachs International	06/27/2023	PLN	4.40	USD	3,500,000	610,424
USD versus SEK	Put	Goldman Sachs International	09/27/2023	SEK	10.25	USD	42,000,000	1,264,662
USD versus SGD	Put	Goldman Sachs International	12/16/2022	SGD	1.38	USD	70,000,000	119,630
USD versus THB	Put	J.P. Morgan Chase Bank, N.A.	12/13/2022	THB	35.85	USD	35,000,000	35,070
USD versus THB	Put	Standard Chartered Bank PLC	04/26/2023	THB	33.75	USD	3,500,000	214,816
USD versus ZAR	Put	Bank of America, N.A.	01/25/2023	ZAR	17.90	USD	35,000,000	572,460
USD versus ZAR	Put	Goldman Sachs International	12/13/2022	ZAR	16.00	USD	3,500,000	25,490
USD versus ZAR	Put	Goldman Sachs International	04/04/2023	ZAR	15.70	USD	4,550,000	216,025
USD versus ZAR	Put	Goldman Sachs International	07/24/2023	ZAR	15.75	USD	2,100,000	202,356
USD versus ZAR	Put	J.P. Morgan Chase Bank, N.A.	11/14/2022	ZAR	17.00	USD	35,000,000	1,890
Subtotal – Foreign Currency Put Options Purchased								9,479,157
Total Foreign Currency Options Purchased								$10,619,502

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $73,299,000.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23	Invesco Global Strategic Income Fund

Open Over-The-Counter Interest Rate Swaptions Purchased(a)

				Pay/
				Receive
	Type of		Exercise	Exercise	Floating Rate	Payment	Expiration	Notional
Description	Contract	Counterparty	Rate	Rate	Index	Frequency	Date	Value		Value

Interest Rate Risk

10 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	0.55%	Pay	TONAR	Annually	05/26/2025	JPY	15,000,000,000	$4,058,422

10 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	2.84	Pay	SOFR	Annually	12/07/2022	USD	203,000,000	16,500,593

10 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	2.84	Pay	SOFR	Annually	06/07/2023	USD	247,800,000	20,616,311

2 Year Interest Rate Swap	Put	Goldman Sachs International	7.75	Pay	6 Month WIBOR	Semi-Annually	12/12/2022	PLN	175,000,000	375,778

30 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	1.93	Pay	6 Month EURIBOR	Semi-Annually	06/12/2023	EUR	21,000,000	3,168,879

50 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	1.37	Pay	6 Month EURIBOR	Semi-Annually	04/21/2023	EUR	10,500,000	2,325,055

Total Interest Rate Swaptions Purchased										$47,045,038

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $73,299,000.

Open Over-The-Counter Credit Default Swaptions Purchased(a)

Counterparty	Type of Contract	Exercise Rate	Reference Entity	(Pay)/ Receive Fixed Rate	Payment Frequency	Expiration Date	Implied Credit Spread(b)	Notional Value		Value

Credit Risk

J.P. Morgan Chase Bank, N.A.	Call	600.00%	Markit iTraxx Europe Crossover Index, Series 38, Version 1	5.00%	Quarterly	11/16/2022	5.558%	EUR	84,000,000	$1,602,837

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $73,299,000.
(b)

Implied credit spreads represent the current level, as of October 31, 2022, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Credit Default Swaptions Written(a)

(Pay)/
				Receive			Implied
	Type of	Exercise	Reference	Fixed	Payment	Expiration	Credit	Notional
Counterparty	Contract	Rate	Entity	Rate	Frequency	Date	Spread(b)	Value		Value

Credit Risk

J.P. Morgan Chase Bank, N.A.	Call	550.00%	Markit iTraxx Europe Crossover Index, Series 38, Version 1	5.00%	Quarterly	11/16/2022	5.558%	EUR	126,000,000	$(1,021,775)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $73,299,000.
(b)

Implied credit spreads represent the current level, as of October 31, 2022, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

24	Invesco Global Strategic Income Fund

Open Over-The-Counter Foreign Currency Options Written(a)

Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value

Currency Risk

AUD versus USD	Call	Bank of America, N.A.	09/27/2023	USD	0.75	AUD	46,666,667	$(135,461)

EUR versus CHF	Call	Goldman Sachs International	12/16/2022	CHF	0.99	EUR	26,250,000	(204,497)

EUR versus HUF	Call	Bank of America, N.A.	01/31/2023	HUF	460.00	EUR	28,000,000	(298,293)

EUR versus SEK	Call	Morgan Stanley and Co. International PLC	02/17/2023	SEK	11.35	EUR	17,500,000	(116,028)

GBP versus USD	Call	Goldman Sachs International	01/09/2023	USD	1.18	GBP	3,500,000	(1,517,886)

USD versus BRL	Call	Goldman Sachs International	02/01/2023	BRL	5.85	USD	3,500,000	(457,195)

USD versus BRL	Call	J.P. Morgan Chase Bank, N.A.	03/16/2023	BRL	6.05	USD	17,500,000	(224,123)

USD versus HUF	Call	Goldman Sachs International	12/02/2022	HUF	431.00	USD	52,500,000	(794,955)

USD versus HUF	Call	J.P. Morgan Chase Bank, N.A.	12/13/2022	HUF	433.60	USD	35,000,000	(630,140)

USD versus MXN	Call	Goldman Sachs International	09/01/2023	MXN	24.14	USD	77,000,000	(1,040,347)

USD versus MXN	Call	Goldman Sachs International	09/11/2023	MXN	23.54	USD	42,000,000	(724,374)

USD versus SEK	Call	Goldman Sachs International	09/27/2023	SEK	12.35	USD	42,000,000	(871,374)

USD versus THB	Call	J.P. Morgan Chase Bank, N.A.	12/13/2022	THB	37.60	USD	35,000,000	(654,570)

Subtotal – Foreign Currency Call Options Written								(7,669,243)

Currency Risk

AUD versus USD	Put	Bank of America, N.A.	09/27/2023	USD	0.60	AUD	58,577,406	(622,623)

EUR versus SEK	Put	Morgan Stanley and Co. International PLC	02/17/2023	SEK	10.45	EUR	17,500,000	(54,840)

USD versus THB	Put	J.P. Morgan Chase Bank, N.A.	12/13/2022	THB	34.75	USD	35,000,000	(6,615)

USD versus ZAR	Put	Bank of America, N.A.	01/25/2023	ZAR	17.15	USD	35,000,000	(204,400)

Subtotal – Foreign Currency Put Options Written								(888,478)

Total – Foreign Currency Options Written								$(8,557,721)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $73,299,000.

Open Over-The-Counter Interest Rate Swaptions Written(a)

					Pay/
					Receive
	Type of		Exercise	Floating	Exercise	Payment	Expiration	Notional
Description	Contract	Counterparty	Rate	Rate Index	Rate	Frequency	Date	Value		Value

Interest Rate Risk

30 Year Interest Rate Swap	Call	Bank of America, N.A.	3.15%	SOFR	Receive	Annually	12/21/2022	USD	70,000,000	$(813,458)

10 Year Interest Rate Swap	Call	Bank of America, N.A.	3.50	SOFR	Receive	Annually	01/26/2023	USD	105,000,000	(1,203,029)

30 Year Interest Rate Swap	Call	Barclays Bank PLC	2.50	SONIA	Receive	Annually	11/07/2022	GBP	17,500,000	(2,480)

10 Year Interest Rate Swap	Call	Goldman Sachs International	3.13	SOFR	Receive	Annually	03/27/2023	USD	210,000,000	(1,947,427)

30 Year Interest Rate Swap	Call	Goldman Sachs International	1.90	6 Month EURIBOR	Receive	Semi-Annually	11/07/2022	EUR	35,000,000	(931)

10 Year Interest Rate Swap	Call	Goldman Sachs International	3.25	SOFR	Receive	Annually	12/06/2022	USD	70,000,000	(156,790)

10 Year Interest Rate Swap	Call	Goldman Sachs International	2.75	SOFR	Receive	Annually	03/27/2024	USD	78,750,000	(1,429,837)

5 Year Interest Rate Swap	Call	Goldman Sachs International	3.72	SOFR	Receive	Annually	12/28/2022	USD	105,000,000	(601,631)

2 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	2.75	SOFR	Receive	Annually	09/16/2024	USD	262,500,000	(1,850,352)

30 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	1.95	6 Month EURIBOR	Receive	Semi-Annually	09/28/2023	EUR	35,000,000	(2,063,380)

10 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	2.84	SOFR	Receive	Annually	06/07/2023	USD	247,800,000	(2,185,772)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

25	Invesco Global Strategic Income Fund

Open Over-The-Counter Interest Rate Swaptions Written(a)–(continued)

					Pay/
					Receive
	Type of		Exercise	Floating	Exercise	Payment	Expiration	Notional
Description	Contract	Counterparty	Rate	Rate Index	Rate	Frequency	Date	Value		Value

10 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	2.84%	SOFR	Receive	Annually	12/07/2022	USD	203,000,000	$(86,657)

30 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	3.00	SOFR	Receive	Annually	12/19/2022	USD	105,000,000	(716,942)

Subtotal–Interest Rate Call Swaptions Written										(13,058,686)

Interest Rate Risk

5 Year Interest Rate Swap	Put	Bank of America, N.A.	3.91	SOFR	Pay	Annually	12/05/2022	USD	122,500,000	(1,429,684)

2 Year Interest Rate Swap	Put	Bank of America, N.A.	3.75	3 Month CDOR	Pay	Quarterly	12/07/2022	CAD	175,000,000	(1,562,282)

30 Year Interest Rate Swap	Put	Bank of America, N.A.	3.20	SOFR	Pay	Annually	12/05/2022	USD	52,500,000	(2,929,922)

30 Year Interest Rate Swap	Put	Barclays Bank PLC	4.00	SONIA	Pay	Annually	12/06/2022	GBP	17,500,000	(258,568)

2 Year Interest Rate Swap	Put	Goldman Sachs International	8.25	6 Month WIBOR	Pay	Semi-Annually	12/12/2022	PLN	175,000,000	(197,326)

10 Year Interest Rate Swap	Put	Goldman Sachs International	3.67	SOFR	Pay	Annually	12/13/2022	USD	210,000,000	(5,025,649)

10 Year Interest Rate Swap	Put	Goldman Sachs International	3.25	6 Month EURIBOR	Pay	Semi-Annually	06/16/2023	EUR	188,160,000	(6,410,010)

30 Year Interest Rate Swap	Put	Goldman Sachs International	3.01	SOFR	Pay	Annually	11/07/2022	USD	70,000,000	(5,657,151)

10 Year Interest Rate Swap	Put	Goldman Sachs International	2.75	6 Month EURIBOR	Pay	Semi-Annually	04/22/2024	EUR	105,000,000	(7,463,266)

30 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	2.95	6 Month EURIBOR	Pay	Semi-Annually	09/28/2023	EUR	35,000,000	(2,103,407)

2 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	3.88	SONIA	Pay	Annually	11/28/2022	GBP	87,500,000	(1,486,120)

10 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	1.05	TONAR	Pay	Annually	05/26/2025	JPY	15,000,000,000	(2,536,814)

10 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	2.39	6 Month EURIBOR	Pay	Semi-Annually	06/12/2023	EUR	56,700,000	(4,271,205)

10 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	2.16	6 Month EURIBOR	Pay	Semi-Annually	04/21/2023	EUR	42,000,000	(3,684,238)

1 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	2.82	SOFR	Pay	Annually	02/17/2023	USD	525,000,000	(10,384,972)

2 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	4.02	SONIA	Pay	Annually	11/30/2022	GBP	87,500,000	(1,269,055)

10 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	3.75	SOFR	Pay	Annually	04/22/2024	USD	525,000,000	(23,196,987)

Subtotal–Interest Rate Put Swaptions Written										(79,866,656)

Total Open Over-The-Counter Interest Rate Swaptions Written										$(92,925,342)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $73,299,000.

Open Futures Contracts(a)

					Unrealized
	Number of	Expiration	Notional		Appreciation
Long Futures Contracts	Contracts	Month	Value	Value	(Depreciation)

Interest Rate Risk

U.S. Treasury 2 Year Notes	267	December-2022	$54,570,211	$(1,144,936)	$(1,144,936)

U.S. Treasury 10 Year Notes	821	December-2022	90,797,469	(5,708,516)	(5,708,516)

U.S. Treasury 10 Year Ultra Notes	337	December-2022	39,086,734	(3,181,218)	(3,181,218)

Subtotal–Long Futures Contracts				(10,034,670)	(10,034,670)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

26	Invesco Global Strategic Income Fund

Open Futures Contracts(a)–(continued)

					Unrealized
	Number of	Expiration	Notional		Appreciation
Short Futures Contracts	Contracts	Month	Value	Value	(Depreciation)

Interest Rate Risk

Euro-Bund	100	December-2022	$(13,681,329)	$258,305	$258,305

Euro-BTP	1,276	December-2022	(133,742,364)	393,739	393,739

U.S. Treasury 5 Year Notes	251	December-2022	(26,755,031)	944,906	944,906

U.S. Treasury Long Bonds	65	December-2022	(7,832,500)	1,072,500	1,072,500

U.S. Treasury Ultra Bonds	229	December-2022	(29,233,281)	4,252,421	4,252,421

Subtotal—Short Futures Contracts				6,921,871	6,921,871

Total Futures Contracts				$(3,112,799)	$(3,112,799)

(a)	Futures contracts collateralized by $9,171,793 cash held with Merrill Lynch International, the futures commission merchant.

Open Forward Foreign Currency Contracts

Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

Currency Risk

11/03/2022	Bank of America, N.A.	USD	220,704,431	BRL	1,171,165,824	$6,024,022

12/21/2022	Bank of America, N.A.	COP	180,520,750,000	USD	40,421,126	4,179,844

12/21/2022	Bank of America, N.A.	EUR	1,685,000	USD	1,678,242	6,235

12/21/2022	Bank of America, N.A.	GBP	4,100,000	USD	4,751,344	41,429

12/21/2022	Bank of America, N.A.	NZD	18,781,000	USD	11,379,898	452,436

12/21/2022	Bank of America, N.A.	USD	8,405,600	AUD	13,300,000	115,279

09/29/2023	Bank of America, N.A.	AUD	26,723,677	USD	17,500,000	245,114

11/03/2022	Citibank, N.A.	USD	236,478,730	BRL	1,252,663,824	6,027,092

12/02/2022	Citibank, N.A.	USD	62,070,752	BRL	331,560,234	1,719,953

12/21/2022	Citibank, N.A.	CAD	994,509	USD	756,680	26,265

12/21/2022	Citibank, N.A.	CNY	235,881,772	USD	33,896,416	1,431,526

12/21/2022	Citibank, N.A.	INR	1,071,732,486	USD	13,023,374	152,435

12/21/2022	Citibank, N.A.	THB	130,000,000	USD	3,475,657	44,973

12/21/2022	Deutsche Bank AG	GBP	64,962,157	USD	75,072,094	446,195

12/21/2022	Deutsche Bank AG	INR	743,170,000	USD	9,278,027	352,950

12/21/2022	Deutsche Bank AG	PLN	103,155,000	USD	21,478,096	51,908

12/21/2022	Deutsche Bank AG	ZAR	1,180,396,575	USD	67,208,963	3,190,522

11/10/2022	Goldman Sachs International	USD	40,250,000	MXN	804,436,500	300,282

11/14/2022	Goldman Sachs International	ZAR	238,757,750	USD	13,905,518	919,559

11/21/2022	Goldman Sachs International	CNY	78,343,356	USD	10,920,000	109,028

12/06/2022	Goldman Sachs International	HUF	3,211,267,500	USD	7,875,000	198,906

12/15/2022	Goldman Sachs International	ZAR	148,514,275	USD	8,487,500	429,269

12/21/2022	Goldman Sachs International	INR	800,000,000	USD	9,952,106	344,530

12/21/2022	Goldman Sachs International	USD	3,124,319	CLP	3,127,600,000	163,490

12/21/2022	Goldman Sachs International	USD	14,240,407	COP	71,378,615,000	89,539

12/21/2022	Goldman Sachs International	USD	33,667,000	MXN	697,455,807	1,234,388

12/29/2022	Goldman Sachs International	CNY	58,369,290	USD	8,260,000	228,726

01/11/2023	Goldman Sachs International	USD	37,595,040	GBP	33,600,000	1,034,924

02/27/2023	Goldman Sachs International	USD	4,791,708	RUB	374,472,000	566,683

03/13/2023	Goldman Sachs International	CAD	23,387,438	USD	18,025,000	820,866

11/16/2022	J.P. Morgan Chase Bank, N.A.	ZAR	36,834,000	USD	2,100,000	96,930

12/15/2022	J.P. Morgan Chase Bank, N.A.	HUF	1,211,100,000	USD	3,000,000	112,170

12/15/2022	J.P. Morgan Chase Bank, N.A.	THB	585,637,500	USD	16,100,000	655,130

12/21/2022	J.P. Morgan Chase Bank, N.A.	CLP	12,995,000,000	USD	14,414,864	754,204

12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	16,834,000	CAD	23,121,972	147,861

12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	25,251,000	PLN	126,548,686	1,034,260

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

27	Invesco Global Strategic Income Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive

12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	24,161,977	ZAR	446,580,000	$58,150

02/17/2023	J.P. Morgan Chase Bank, N.A.	USD	2,854,536	RUB	217,087,500	279,552

02/22/2023	J.P. Morgan Chase Bank, N.A.	USD	3,046,501	RUB	232,295,700	292,239

12/21/2022	Morgan Stanley and Co. International PLC	COP	25,214,115,000	USD	5,571,564	509,588

12/21/2022	Morgan Stanley and Co. International PLC	EUR	142,930,783	USD	144,097,822	2,269,161

12/21/2022	Morgan Stanley and Co. International PLC	USD	13,215,986	EUR	13,450,659	130,957

12/21/2022	Morgan Stanley and Co. International PLC	USD	11,470,062	MXN	234,407,926	259,946

12/21/2022	Morgan Stanley and Co. International PLC	USD	15,551,680	NZD	27,310,000	338,262

12/21/2022	Royal Bank of Canada	GBP	3,980,000	USD	4,628,410	56,347

12/21/2022	Royal Bank of Canada	USD	4,359,747	GBP	3,965,000	195,084

Subtotal–Appreciation						38,138,209

Currency Risk

11/03/2022	Bank of America, N.A.	BRL	1,171,165,824	USD	217,266,674	(9,461,779)

12/12/2022	Bank of America, N.A.	USD	22,600,000	CAD	29,481,926	(951,085)

12/20/2022	Bank of America, N.A.	USD	12,279,400	EUR	12,250,000	(125,108)

12/21/2022	Bank of America, N.A.	USD	36,697,375	AUD	54,289,206	(1,916,040)

12/21/2022	Bank of America, N.A.	USD	1,129,982	COP	5,046,500,000	(116,849)

12/21/2022	Bank of America, N.A.	USD	3,535,530	EUR	3,511,000	(51,603)

12/21/2022	Bank of America, N.A.	USD	17,900,456	NZD	29,542,309	(711,677)

01/27/2023	Bank of America, N.A.	ZAR	129,556,000	USD	7,000,000	(8,044)

02/27/2023	Bank of America, N.A.	RUB	374,472,000	USD	4,200,000	(1,158,391)

12/21/2022	BNP Paribas S.A.	GBP	7,895,682	USD	8,420,000	(650,240)

11/03/2022	Citibank, N.A.	BRL	1,252,663,824	USD	237,709,681	(4,796,141)

12/02/2022	Citibank, N.A.	BRL	850,700,000	USD	159,257,907	(4,412,969)

12/21/2022	Citibank, N.A.	COP	70,438,530,000	USD	14,079,779	(61,436)

12/21/2022	Citibank, N.A.	USD	25,251,000	CNY	178,963,937	(619,828)

12/21/2022	Deutsche Bank AG	GBP	10,105,000	USD	11,244,251	(363,965)

12/21/2022	Deutsche Bank AG	USD	4,264,042	EUR	4,250,000	(46,813)

12/21/2022	Deutsche Bank AG	USD	9,020,833	GBP	7,806,000	(53,616)

12/21/2022	Deutsche Bank AG	USD	16,285,798	PLN	78,217,430	(39,359)

12/21/2022	Deutsche Bank AG	USD	24,894,443	ZAR	437,201,188	(1,182,972)

11/14/2022	Goldman Sachs International	USD	27,730,518	ZAR	477,515,500	(1,758,599)

12/21/2022	Goldman Sachs International	MXN	813,839,295	USD	40,400,000	(325,335)

12/21/2022	Goldman Sachs International	USD	8,750,000	HUF	3,514,266,875	(384,093)

06/29/2023	Goldman Sachs International	PLN	26,607,497	USD	5,165,000	(203,141)

07/26/2023	Goldman Sachs International	ZAR	98,542,500	USD	5,250,000	(20,957)

09/29/2023	Goldman Sachs International	SEK	115,583,565	USD	10,470,000	(209,082)

10/16/2023	Goldman Sachs International	AUD	3,675,000	USD	2,326,275	(47,238)

10/16/2023	Goldman Sachs International	NZD	8,166,667	USD	4,569,250	(190,891)

11/28/2022	J.P. Morgan Chase Bank, N.A.	EUR	6,480,000	NOK	64,155,175	(239,505)

12/20/2022	J.P. Morgan Chase Bank, N.A.	BRL	50,085,000	USD	9,275,000	(324,412)

12/21/2022	J.P. Morgan Chase Bank, N.A.	HUF	16,415,462,260	USD	37,459,500	(1,618,418)

12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	4,697,084	CLP	4,234,421,350	(245,757)

12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	8,622,485	HUF	3,509,782,500	(267,253)

12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	13,330,338	INR	1,071,732,486	(459,399)

12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	31,966,883	JPY	4,546,869,097	(1,197,444)

12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	4,585,921	KRW	6,315,226,500	(157,334)

12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	13,889,145	NOK	138,893,859	(506,172)

12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	8,417,000	ZAR	150,521,219	(253,528)

02/17/2023	J.P. Morgan Chase Bank, N.A.	RUB	217,087,500	USD	2,625,000	(509,089)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

28	Invesco Global Strategic Income Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive

02/22/2023	J.P. Morgan Chase Bank, N.A.	RUB	232,295,700	USD	2,730,000	$(608,740)

03/20/2023	J.P. Morgan Chase Bank, N.A.	BRL	21,175,000	USD	3,850,000	(139,226)

12/21/2022	Morgan Stanley and Co. International PLC	CLP	7,565,980,000	USD	7,656,325	(297,218)

12/21/2022	Morgan Stanley and Co. International PLC	MXN	854,857,000	USD	41,829,912	(947,990)

12/21/2022	Morgan Stanley and Co. International PLC	USD	13,191,889	CZK	327,567,800	(8,134)

12/21/2022	Morgan Stanley and Co. International PLC	USD	93,024,929	EUR	92,269,179	(1,467,226)

12/21/2022	Morgan Stanley and Co. International PLC	USD	16,317,000	JPY	2,376,924,313	(231,948)

12/21/2022	Morgan Stanley and Co. International PLC	USD	10,938,875	SEK	116,321,083	(359,935)

12/21/2022	Morgan Stanley and Co. International PLC	USD	45,060,865	THB	1,633,005,750	(1,966,047)

12/21/2022	Royal Bank of Canada	CAD	30,320,000	USD	22,105,837	(162,593)

12/21/2022	Royal Bank of Canada	GBP	883,000	USD	970,910	(43,445)

12/21/2022	Standard Chartered Bank PLC	GBP	8,500,000	USD	9,073,082	(691,374)

Subtotal–Depreciation						(42,569,438)

Total Forward Foreign Currency Contracts						$(4,431,229)

Open Centrally Cleared Credit Default Swap Agreements(a)

		(Pay)/
		Receive			Implied			Upfront		Unrealized
	Buy/Sell	Fixed	Payment		Credit			Payments Paid		Appreciation
Reference Entity	Protection	Rate	Frequency	Maturity Date	Spread(b)	Notional Value		(Received)	Value	(Depreciation)

Credit Risk

Markit iTraxx Europe Index, Series 37, Version 1	Buy	(1.00)%	Quarterly	06/20/2027	1.081%	EUR	7,525,000	$ (77,432)	$25,404	$ 102,836

Markit iTraxx Europe Sub Financials, Series 37, Version 1	Buy	(1.00)	Quarterly	06/20/2027	2.065	EUR	7,437,500	236,016	325,842	89,826

Intercontinental Exchange, Inc.	Buy	(1.00)	Quarterly	12/20/2027	2.959	USD	12,250,000	998,589	1,014,727	16,138

Subtotal - Appreciation								1,157,173	1,365,973	208,800

Credit Risk

South Africa Republic International Bonds	Buy	(1.00)	Quarterly	06/20/2027	2.848	USD	3,500,000	259,896	255,456	(4,440)

Societe Generale	Sell	1.00	Quarterly	06/20/2027	1.300	EUR	10,500,000	10,451	(132,040)	(142,491)

Subtotal - Depreciation								270,347	123,416	(146,931)

Total Centrally Cleared Credit Default Swap Agreements								$1,427,520	$1,489,389	$ 61,869

(a)	Centrally cleared swap agreements collateralized by $40,567,587 cash held with Counterparties.
(b)

Implied credit spreads represent the current level, as of October 31, 2022, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

29	Invesco Global Strategic Income Fund

Open Centrally Cleared Interest Rate Swap Agreements(a)

Pay/			(Pay)/					Upfront
Receive			Receive					Payments		Unrealized
Floating	Floating Rate	Payment	Fixed	Payment	Maturity			Paid		Appreciation
Rate	Index	Frequency	Rate	Frequency	Date	Notional Value		(Received)	Value	(Depreciation)

Interest Rate Risk

Receive	28 Day MXN TIIE	28 Day	(10.04)%	28 Day	12/18/2024	MXN	385,000,000	$–	$8,721	$8,721

Receive	6 Month THBFIX	Semi-Annually	(1.97)	Semi-Annually	05/13/2024	THB	612,500,000	–	26,163	26,163

Pay	TONAR	Annually	0.24	Annually	09/29/2027	JPY	4,077,500,000	(33,768)	(5,079)	28,689

Receive	TTHORON	Quarterly	(2.59)	Quarterly	06/13/2027	THB	248,500,000	–	29,240	29,240

Receive	6 Month THBFIX	Semi-Annually	(1.95)	Semi-Annually	05/13/2024	THB	595,000,000	–	30,118	30,118

Receive	COOVIBR	Quarterly	(11.50)	Quarterly	11/02/2024	COP	96,250,000,000	–	41,798	41,798

Receive	COOVIBR	Quarterly	(11.46)	Quarterly	11/01/2024	COP	96,250,000,000	–	57,044	57,044

Receive	6 Month THBFIX	Semi-Annually	(1.71)	Semi-Annually	04/18/2025	THB	401,000,000	–	61,772	61,772

Pay	TONAR	Annually	0.30	Annually	09/29/2027	JPY	4,077,500,000	(9,690)	75,363	85,053

Receive	6 Month THBFIX	Semi-Annually	(1.66)	Semi-Annually	05/26/2024	THB	595,000,000	–	98,331	98,331

Receive	BZDIOVRA	At Maturity	(12.84)	At Maturity	01/02/2024	BRL	487,066,027	–	116,770	116,770

Receive	COOVIBR	Quarterly	(9.85)	Quarterly	07/21/2032	COP	12,010,000,000	–	151,284	151,284

Receive	6 Month WIBOR	Semi-Annually	(7.61)	Annually	09/21/2024	PLN	88,200,000	–	167,198	167,198

Receive	SOFR	Annually	(3.39)	Annually	11/09/2052	USD	14,280,000	–	173,970	173,970

Receive	COOVIBR	Quarterly	(9.71)	Quarterly	07/21/2032	COP	12,332,000,000	–	176,335	176,335

Pay	BZDIOVRA	At Maturity	11.72	At Maturity	01/02/2026	BRL	174,013,173	–	211,605	211,605

Receive	COOVIBR	Quarterly	(8.54)	Quarterly	05/27/2032	COP	9,450,000,000	–	268,710	268,710

Receive	COOVIBR	Quarterly	(9.86)	Quarterly	09/09/2032	COP	25,200,000,000	–	312,392	312,392

Receive	28 Day MXN TIIE	28 Day	(9.43)	28 Day	12/18/2024	MXN	595,000,000	–	336,975	336,975

Receive	SOFR	Annually	(3.36)	Annually	11/09/2052	USD	19,040,000	–	346,004	346,004

Receive	3 Month ADBB	Quarterly	(3.70)	Quarterly	09/07/2025	AUD	72,800,000	–	359,556	359,556

Receive	3 Month JIBAR	Quarterly	(6.61)	Quarterly	10/19/2026	ZAR	119,500,000	535	363,197	362,662

Receive	28 Day MXN TIIE	28 Day	(9.36)	28 Day	12/18/2024	MXN	595,000,000	–	377,078	377,078

Receive	3 Month JIBAR	Quarterly	(6.65)	Quarterly	10/11/2026	ZAR	124,250,000	–	380,581	380,581

Pay	SONIA	Annually	3.99	Annually	10/24/2052	GBP	3,150,000	–	471,302	471,302

Pay	SOFR	Annually	3.89	Annually	10/27/2032	USD	110,250,000	(5,037)	551,644	556,681

Receive	COOVIBR	Quarterly	(9.01)	Quarterly	05/24/2032	COP	25,400,000,000	–	573,538	573,538

Receive	3 Month JIBAR	Quarterly	(6.63)	Quarterly	02/11/2031	ZAR	68,250,000	–	591,926	591,926

Receive	COOVIBR	Quarterly	(8.88)	Quarterly	05/09/2032	COP	27,000,000,000	–	651,086	651,086

Receive	COOVIBR	Quarterly	(9.06)	Quarterly	05/16/2032	COP	25,900,000,000	–	728,086	728,086

Receive	3 Month JIBAR	Quarterly	(7.98)	Quarterly	03/07/2032	ZAR	160,000,000	–	832,464	832,464

Pay	BZDIOVRA	At Maturity	12.88	At Maturity	01/04/2027	BRL	72,657,132	–	846,380	846,380

Receive	3 Month JIBAR	Quarterly	(7.95)	Quarterly	03/07/2032	ZAR	165,000,000	–	875,732	875,732

Receive	28 Day MXN TIIE	28 Day	(8.35)	28 Day	03/06/2025	MXN	551,250,000	–	897,551	897,551

Pay	BZDIOVRA	At Maturity	12.90	At Maturity	01/04/2027	BRL	85,909,982	–	1,011,892	1,011,892

Receive	FBIL Overnight MIBOR	Semi-Annually	(5.65)	Semi-Annually	02/17/2027	INR	1,837,500,000	–	1,063,346	1,063,346

Receive	3 Month JIBAR	Quarterly	(6.70)	Quarterly	01/29/2031	ZAR	145,000,000	–	1,218,873	1,218,873

Receive	3 Month JIBAR	Quarterly	(6.70)	Quarterly	01/27/2031	ZAR	148,000,000	–	1,242,638	1,242,638

Receive	3 Month JIBAR	Quarterly	(7.32)	Quarterly	07/15/2031	ZAR	206,100,000	–	1,420,236	1,420,236

Receive	SOFR	Annually	(3.05)	Annually	09/27/2052	USD	25,293,625	–	1,888,916	1,888,916

Receive	SOFR	Annually	(2.66)	Annually	11/09/2052	USD	14,175,000	–	2,045,720	2,045,720

Receive	CLICP	Semi-Annually	(2.35)	Semi-Annually	03/11/2026	CLP	22,500,000,000	–	3,579,514	3,579,514

Subtotal – Appreciation								(47,960)	24,655,970	24,703,930

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

30	Invesco Global Strategic Income Fund

Open Centrally Cleared Interest Rate Swap Agreements(a)–(continued)

Pay/			(Pay)/					Upfront
Receive			Receive					Payments		Unrealized
Floating	Floating Rate	Payment	Fixed	Payment	Maturity			Paid		Appreciation
Rate	Index	Frequency	Rate	Frequency	Date	Notional Value		(Received)	Value	(Depreciation)

Interest Rate Risk

Pay	SOFR	Annually	2.84%	Annually	06/09/2033	USD	189,000,000	$–	$(14,056,731)	$(14,056,731)

Pay	SOFR	Annually	2.41	Annually	06/02/2052	USD	47,810,000	–	(9,068,711)	(9,068,711)

Pay	6 Month EURIBOR	Semi-Annually	2.43	Annually	09/05/2032	EUR	88,200,000	(19,518)	(4,227,435)	(4,207,917)

Pay	SONIA	Annually	2.24	Annually	10/11/2032	GBP	17,500,000	–	(2,543,887)	(2,543,887)

Pay	SOFR	Annually	3.38	Annually	09/08/2025	USD	49,350,000	–	(1,265,326)	(1,265,326)

Receive	SONIA	Annually	(5.73)	Annually	09/28/2024	GBP	35,000,000	3,522	(829,632)	(833,154)

Receive	SONIA	Annually	(5.41)	Annually	09/27/2024	GBP	35,000,000	3,153	(600,100)	(603,253)

Receive	SONIA	Annually	(4.96)	Annually	10/04/2024	GBP	70,000,000	–	(552,357)	(552,357)

Receive	SONIA	Annually	(5.51)	Annually	09/28/2024	GBP	18,900,000	1,786	(364,238)	(366,024)

Pay	SOFR	Annually	3.94	Annually	11/09/2027	USD	77,945,000	–	(322,063)	(322,063)

Pay	28 Day MXN TIIE	28 Day	8.68	28 Day	12/08/2032	MXN	161,875,000	–	(310,278)	(310,278)

Pay	28 Day MXN TIIE	28 Day	8.79	28 Day	12/08/2032	MXN	162,750,000	–	(255,648)	(255,648)

Pay	BZDIOVRA	At Maturity	8.68	At Maturity	01/04/2027	BRL	56,292,938	–	(207,994)	(207,994)

Receive	CLICP	Semi-Annually	(7.41)	Semi-Annually	07/22/2027	CLP	7,700,000,000	–	(188,756)	(188,756)

Pay	BZDIOVRA	At Maturity	11.30	At Maturity	01/02/2026	BRL	181,797,497	–	(188,076)	(188,076)

Receive	FBIL Overnight MIBOR	Semi-Annually	(7.02)	Semi-Annually	05/25/2027	INR	1,312,500,000	–	(180,669)	(180,669)

Pay	BZDIOVRA	At Maturity	11.27	At Maturity	01/02/2029	BRL	60,141,391	–	(114,914)	(114,914)

Receive	BZDIOVRA	At Maturity	(13.08)	At Maturity	01/02/2024	BRL	447,125,210	–	(98,877)	(98,877)

Pay	CLICP	Annually	10.90	Annually	07/22/2023	CLP	34,895,000,000	–	(84,939)	(84,939)

Pay	SOFR	Annually	4.00	Annually	11/09/2027	USD	58,458,750	–	(75,418)	(75,418)

Pay	BZDIOVRA	At Maturity	11.44	At Maturity	01/02/2026	BRL	180,224,550	–	(74,349)	(74,349)

Receive	BZDIOVRA	At Maturity	(13.00)	At Maturity	01/02/2024	BRL	469,538,378	–	(30,222)	(30,222)

Pay	28 Day MXN TIIE	28 Day	9.24	28 Day	12/08/2032	MXN	106,750,000	–	(9,771)	(9,771)

Receive	6 Month THBFIX	Semi-Annually	(2.11)	Semi-Annually	05/11/2024	THB	595,000,000	–	(6,122)	(6,122)

Subtotal – Depreciation								(11,057)	(35,656,513)	(35,645,456)

Total Centrally Cleared Interest Rate Swap Agreements								$(59,017)	$(11,000,543)	$(10,941,526)

(a)	Centrally cleared swap agreements collateralized by $40,567,587 cash held with Counterparties.

Open Over-The-Counter Credit Default Swap Agreements(a)

			(Pay)/			Implied			Upfront		Unrealized
		Buy/Sell	Receive	Payment	Maturity	Credit	Notional		Payments Paid		Appreciation
Counterparty	Reference Entity	Protection	Fixed Rate	Frequency	Date	Spread(b)	Value		(Received)	Value	(Depreciation)

Credit Risk

Goldman Sachs International	Royal Bank of Scotland Group PLC (The)	Buy	(1.00)%	Quarterly	12/20/2027	2.153%	EUR	3,500,000	$135,541	$183,519	$47,978

J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe Crossover Index, Series 28, Version 9	Sell	5.00	Quarterly	12/20/2022	0.100	EUR	10,000,000	48,738	66,892	18,154

J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe Crossover Index, Series 28, Version 9	Sell	5.00	Quarterly	12/20/2022	0.100	EUR	35,000,000	121,152	234,121	112,969

J.P. Morgan Chase Bank, N.A.	Royal Bank of Scotland Group PLC (The)	Buy	(1.00)	Quarterly	06/20/2027	2.047	EUR	5,250,000	169,550	229,142	59,592

J.P. Morgan Chase Bank, N.A.	Markit CDX Investment Grade Index, Series 37, Version 1	Sell	1.00	Quarterly	12/20/2026	3.605	USD	17,500,000	(1,967,611)	(1,661,967)	305,644

Subtotal–Appreciation									(1,492,630)	(948,293)	544,337

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

31	Invesco Global Strategic Income Fund

Open Over-The-Counter Credit Default Swap Agreements(a)–(continued)

			(Pay)/			Implied			Upfront		Unrealized
		Buy/Sell	Receive	Payment	Maturity	Credit	Notional		Payments Paid		Appreciation
Counterparty	Reference Entity	Protection	Fixed Rate	Frequency	Date	Spread(b)	Value		(Received)	Value	(Depreciation)

Credit Risk

Citibank, N.A.	Assicurazioni Generali S.p.A.	Buy	(1.00)%	Quarterly	12/20/2024	1.105%	EUR	3,750,000	$20,426	$8,071	$(12,355)

Citibank, N.A.	Assicurazioni Generali S.p.A.	Sell	1.00	Quarterly	12/20/2024	0.742	EUR	3,750,000	31,444	19,913	(11,531)

Goldman Sachs International	Markit CDX North America High Yield Index, Series 35, Version 1	Sell	5.00	Quarterly	12/20/2025	2.019	USD	46,800,000	5,342,411	4,046,561	(1,295,850)

Goldman Sachs International	Markit iTraxx Europe Crossover Index, Series 32, Version 5	Sell	5.00	Quarterly	12/20/2024	8.244	EUR	7,100,000	390,267	(450,116)	(840,383)

J.P. Morgan Chase Bank, N.A.	Markit CDX North America High Yield Index, Series 35, Version 1	Sell	5.00	Quarterly	12/20/2025	2.019	USD	14,600,000	1,568,751	1,262,389	(306,362)

J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe Crossover Index, Series 30, Version 8	Sell	5.00	Quarterly	12/20/2023	13.894	EUR	7,500,000	32,798	(707,519)	(740,317)

J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe Crossover Index, Series 30, Version 8	Sell	5.00	Quarterly	12/20/2023	13.894	EUR	7,100,000	97,437	(669,785)	(767,222)

J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe Crossover Index, Series 30, Version 8	Sell	5.00	Quarterly	12/20/2023	13.894	EUR	3,550,000	36,613	(334,892)	(371,505)

Subtotal–Depreciation									7,520,147	3,174,622	(4,345,525)

Total Open Over-The-Counter Credit Default Swap Agreements									$6,027,517	$2,226,329	$(3,801,188)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $73,299,000.
(b)

Implied credit spreads represent the current level, as of October 31, 2022, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Interest Rate Swap Agreements(a)

	Pay/			(Pay)/				Upfront
	Receive			Received				Payments
	Floating	Floating Rate	Payment	Fixed	Payment	Maturity	Notional	Paid		Unrealized
Counterparty	Rate	Index	Frequency	Rate	Frequency	Date	Value	(Received)	Value	Appreciation

Interest Rate Risk

Bank of America, N.A.	Receive	3 Month MYR KLIBOR	Quarterly	(2.70)%	Quarterly	03/16/2024	MYR 71,400,000	$542	$212,202	$211,660

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $73,299,000.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

32	Invesco Global Strategic Income Fund

Abbreviations:

ADBB	–Australian Dollar Bank Bill
AUD	–Australian Dollar
BRL	–Brazilian Real
BZDIOVRA	–Brazil Ceptip DI Interbank Deposit Rate
CAD	–Canadian Dollar
CDOR	–Canadian Dealer Offered Rate
CHF	–Swiss Franc
CLICP	–Sinacofi Chile Interbank Rate Avg (CAMARA)
CLP	–Chile Peso
CNY	–Chinese Yuan Renminbi
COOVIBR	–Colombia IBR Overnight Nominal Interbank Reference Rate
COP	–Colombia Peso
CZK	–Czech Koruna
EUR	–Euro
EURIBOR	–Euro Interbank Offered Rate
FBIL	–Financial Benchmarks India Private Ltd.
GBP	–British Pound Sterling
HUF	–Hungarian Forint
INR	–Indian Rupee
JIBAR	–Johannesburg Interbank Average Rate
JPY	–Japanese Yen
KLIBOR	–Kuala Lumpur Interbank Offered Rate
KRW	–South Korean Won
MIBOR	–Mumbai Interbank Offered Rate
MXN	–Mexican Peso
MYR	–Malaysian Ringgit
NOK	–Norwegian Krone
NZD	–New Zealand Dollar
PLN	–Polish Zloty
RUB	–Russian Ruble
SEK	–Swedish Krona
SGD	–Singapore Dollar
SOFR	–Secured Overnight Financing Rate
SONIA	–Sterling Overnight Index Average
THB	–Thai Baht
THBFIX	–Thai Baht Interest Rate Fixing
TIIE	–Interbank Equilibrium Interest Rate
TONAR	–Tokyo Overnight Average Rate
TTHORON	–Thai Overnight Repurchase Rate
USD	–U.S. Dollar
WIBOR	–Warsaw Interbank Offered Rate
ZAR	–South African Rand

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

33	Invesco Global Strategic Income Fund

Consolidated Statement of Assets and Liabilities

October 31, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $1,690,669,700)*	$1,455,078,935

Investments in affiliated money market funds, at value (Cost $154,526,626)	154,525,799

Other investments:
Variation margin receivable – futures contracts	3,958,352

Variation margin receivable–centrally cleared swap agreements	234,020

Swaps receivable – OTC	817,064

Unrealized appreciation on swap agreements – OTC	755,997

Premiums paid on swap agreements – OTC	6,028,059

Unrealized appreciation on forward foreign currency contracts outstanding	38,138,209

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	9,171,793

Cash collateral – centrally cleared swap agreements	40,567,587

Cash collateral – OTC Derivatives	73,299,000

Cash collateral – TBA commitments	669,000

Cash	35,308,809

Foreign currencies, at value (Cost $10,011,467)	9,949,716

Receivable for:
Investments sold	16,547,074

Fund shares sold	410,618

Dividends	278,208

Interest	22,877,447

Investment for trustee deferred compensation and retirement plans	363,419

Other assets	92,270

Total assets	1,869,071,376

Liabilities:
Other investments:
Options written, at value (premiums received $77,551,361)	102,504,838

Unrealized depreciation on forward foreign currency contracts outstanding	42,569,438

Swaps payable – OTC	14,330

Unrealized depreciation on swap agreements–OTC	4,345,525

Payable for:
Investments purchased	2,519,633

Dividends	966,609

Fund shares reacquired	1,200,854

Collateral upon return of securities loaned	65,043,941

Accrued fees to affiliates	891,802

Accrued trustees’ and officers’ fees and benefits	2,036

Accrued other operating expenses	415,841

Trustee deferred compensation and retirement plans	363,419

Total liabilities	220,838,266

Net assets applicable to shares outstanding	$1,648,233,110

Net assets consist of:
Shares of beneficial interest	$2,835,150,382

Distributable earnings (loss)	(1,186,917,272)

$1,648,233,110

Net Assets:
Class A	$1,433,891,922

Class C	$48,257,045

Class R	$51,835,827

Class Y	$103,793,711

Class R5	$7,828

Class R6	$10,446,777

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	496,801,461

Class C	16,767,501

Class R	17,947,059

Class Y	36,026,951

Class R5	2,710

Class R6	3,636,515

Class A:
Net asset value per share	$2.89

Maximum offering price per share
(Net asset value of $2.89 ÷ 95.75%)	$3.02

Class C:
Net asset value and offering price per share	$2.88

Class R:
Net asset value and offering price per share	$2.89

Class Y:
Net asset value and offering price per share	$2.88

Class R5:
Net asset value and offering price per share	$2.89

Class R6:
Net asset value and offering price per share	$2.87

*	At October 31, 2022, securities with an aggregate value of $63,241,820 were on loan to brokers.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

34	Invesco Global Strategic Income Fund

Consolidated Statement of Operations

For the year ended October 31, 2022

Investment income:

Interest (net of foreign withholding taxes of $253,834)	$75,684,454

Dividends from affiliates (includes net securities lending income of $834,144)	3,252,052

Total investment income	78,936,506

Expenses:
Advisory fees	11,492,687

Administrative services fees	284,445

Custodian fees	684,188

Distribution fees:
Class A	4,068,715

Class C	629,915

Class R	305,920

Interest, facilities and maintenance fees	1,619,247

Transfer agent fees – A, C, R and Y	2,743,338

Transfer agent fees – R5	3

Transfer agent fees – R6	4,300

Trustees’ and officers’ fees and benefits	35,757

Registration and filing fees	107,164

Professional services fees	137,052

Other	(113,022)

Total expenses	21,999,709

Less: Fees waived and/or expense offset arrangement(s)	(368,654)

Net expenses	21,631,055

Net investment income	57,305,451

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $867)	(126,114,717)

Affiliated investment securities	(4,040,511)

Foreign currencies	(7,047,624)

Forward foreign currency contracts	38,541,637

Futures contracts	36,133,710

Option contracts written	(1,407,448)

Swap agreements	(107,056,637)

(170,991,590)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(190,655,740)

Affiliated investment securities	689,096

Foreign currencies	508,922

Forward foreign currency contracts	(21,029,010)

Futures contracts	(2,634,316)

Option contracts written	(18,927,550)

Swap agreements	2,396,505

(229,652,093)

Net realized and unrealized gain (loss)	(400,643,683)

Net increase (decrease) in net assets resulting from operations	$(343,338,232)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

35	Invesco Global Strategic Income Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	2022	2021

Operations:
Net investment income	$57,305,451	$71,841,540

Net realized gain (loss)	(170,991,590)	(25,589,444)

Change in net unrealized appreciation (depreciation)	(229,652,093)	12,600,729

Net increase (decrease) in net assets resulting from operations	(343,338,232)	58,852,825

Distributions to shareholders from distributable earnings:
Class A	–	(25,957,364)

Class C	–	(1,216,045)

Class R	–	(905,564)

Class Y	–	(2,208,688)

Class R5	–	(118)

Class R6	–	(271,613)

Total distributions from distributable earnings	–	(30,559,392)

Return of capital:
Class A	(54,922,897)	(30,499,206)

Class C	(1,516,768)	(619,123)

Class R	(1,802,840)	(867,377)

Class Y	(4,613,921)	(3,021,211)

Class R5	(316)	(178)

Class R6	(534,000)	(401,918)

Total return of capital	(63,390,742)	(35,409,013)

Total distributions	(63,390,742)	(65,968,405)

Share transactions–net:
Class A	(219,253,212)	(222,799,297)

Class C	(17,438,498)	(78,911,388)

Class R	(6,115,570)	(8,352,959)

Class Y	(26,212,159)	(44,748,462)

Class R6	(5,302,195)	(1,719,097)

Net increase (decrease) in net assets resulting from share transactions	(274,321,634)	(356,531,203)

Net increase (decrease) in net assets	(681,050,608)	(363,646,783)

Net assets:
Beginning of year	2,329,283,718	2,692,930,501

End of year	$1,648,233,110	$2,329,283,718

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

36	Invesco Global Strategic Income Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (d)(e)
Class A
Year ended 10/31/22	$3.56	$0.09	$(0.66)	$(0.57)	$-	$(0.10)	$(0.10)	$2.89	(16.12	)%(f)	$1,433,892	1.08	%(f)(g)	1.10	%(f)(g)	2.89	%(f)(g)	88%
Year ended 10/31/21	3.58	0.10	(0.03)	0.07	(0.04)	(0.05)	(0.09)	3.56	2.04	(f)	2,004,153	0.99	(f)	1.01	(f)	2.79	(f)	241
Year ended 10/31/20	3.75	0.10	(0.16)	(0.06)	(0.05)	(0.06)	(0.11)	3.58	(1.47	)(f)	2,236,548	0.98	(f)	0.99	(f)	2.70	(f)	273
One month ended 10/31/19	3.72	0.01	0.03	0.04	(0.00)	(0.01)	(0.01)	3.75	(1.11)		2,669,175	0.96	(h)	1.00	(h)	3.80	(h)	25
Year ended 09/30/19	3.73	0.19	(0.01)	0.18	(0.13)	(0.06)	(0.19)	3.72	5.08		2,671,046	0.95		1.00		5.25		114
Year ended 09/30/18	3.96	0.18	(0.23)	(0.05)	(0.18)	-	(0.18)	3.73	(1.49)		2,699,688	1.00		1.07		4.79		67
Class C
Year ended 10/31/22	3.55	0.07	(0.66)	(0.59)	-	(0.08)	(0.08)	2.88	(16.83)		48,257	1.84	(g)	1.86	(g)	2.13	(g)	88
Year ended 10/31/21	3.57	0.07	(0.02)	0.05	(0.05)	(0.02)	(0.07)	3.55	1.27		78,455	1.75		1.77		2.03		241
Year ended 10/31/20	3.74	0.07	(0.16)	(0.09)	(0.03)	(0.05)	(0.08)	3.57	(2.23)		154,642	1.74		1.75		1.94		273
One month ended 10/31/19	3.71	0.01	0.03	0.04	(0.00)	(0.01)	(0.01)	3.74	1.04		220,077	1.72	(h)	1.76	(h)	3.03	(h)	25
Year ended 09/30/19	3.72	0.17	(0.02)	0.15	(0.11)	(0.05)	(0.16)	3.71	4.28		224,035	1.71		1.76		4.49		114
Year ended 09/30/18	3.95	0.16	(0.24)	(0.08)	(0.15)	-	(0.15)	3.72	(2.26)		540,465	1.76		1.83		4.03		67
Class R
Year ended 10/31/22	3.56	0.09	(0.66)	(0.57)	-	(0.10)	(0.10)	2.89	(16.34)		51,836	1.34	(g)	1.36	(g)	2.63	(g)	88
Year ended 10/31/21	3.59	0.09	(0.03)	0.06	(0.05)	(0.04)	(0.09)	3.56	1.49		70,527	1.25		1.27		2.53		241
Year ended 10/31/20	3.75	0.09	(0.15)	(0.06)	(0.04)	(0.06)	(0.10)	3.59	(1.45)		79,116	1.24		1.25		2.44		273
One month ended 10/31/19	3.72	0.01	0.03	0.04	(0.00)	(0.01)	(0.01)	3.75	1.09		99,920	1.22	(h)	1.26	(h)	3.53	(h)	25
Year ended 09/30/19	3.73	0.18	(0.01)	0.17	(0.12)	(0.06)	(0.18)	3.72	4.81		100,112	1.21		1.26		4.99		114
Year ended 09/30/18	3.96	0.17	(0.23)	(0.06)	(0.17)	-	(0.17)	3.73	(1.75)		111,816	1.26		1.33		4.53		67
Class Y
Year ended 10/31/22	3.55	0.10	(0.66)	(0.56)	-	(0.11)	(0.11)	2.88	(15.97)		103,794	0.84	(g)	0.86	(g)	3.13	(g)	88
Year ended 10/31/21	3.58	0.11	(0.04)	0.07	(0.04)	(0.06)	(0.10)	3.55	2.00		157,186	0.75		0.77		3.03		241
Year ended 10/31/20	3.75	0.11	(0.16)	(0.05)	(0.05)	(0.07)	(0.12)	3.58	(1.24)		201,675	0.74		0.75		2.94		273
One month ended 10/31/19	3.71	0.01	0.04	0.05	(0.00)	(0.01)	(0.01)	3.75	1.40		335,775	0.72	(h)	0.77	(h)	4.03	(h)	25
Year ended 09/30/19	3.73	0.20	(0.02)	0.18	(0.13)	(0.07)	(0.20)	3.71	5.05		329,963	0.72		0.77		5.49		114
Year ended 09/30/18	3.96	0.19	(0.23)	(0.04)	(0.19)	-	(0.19)	3.73	(1.26)		371,434	0.76		0.83		5.03		67
Class R5
Year ended 10/31/22	3.56	0.11	(0.66)	(0.55)	-	(0.12)	(0.12)	2.89	(15.81)		8	0.73	(g)	0.75	(g)	3.24	(g)	88
Year ended 10/31/21	3.59	0.12	(0.04)	0.08	(0.04)	(0.07)	(0.11)	3.56	2.14		10	0.61		0.62		3.17		241
Year ended 10/31/20	3.75	0.11	(0.14)	(0.03)	(0.06)	(0.07)	(0.13)	3.59	(0.81)		10	0.64		0.64		3.04		273
One month ended 10/31/19	3.72	0.01	0.03	0.04	(0.00)	(0.01)	(0.01)	3.75	1.14		10	0.70	(h)	0.72	(h)	4.05	(h)	25
Period ended 09/30/19(i)	3.69	0.07	0.02	0.09	(0.04)	(0.02)	(0.06)	3.72	2.40		10	0.63	(h)	0.68	(h)	5.58	(h)	114
Class R6
Year ended 10/31/22	3.54	0.11	(0.66)	(0.55)	-	(0.12)	(0.12)	2.87	(15.93)		10,447	0.73	(g)	0.75	(g)	3.24	(g)	88
Year ended 10/31/21	3.57	0.12	(0.04)	0.08	(0.05)	(0.06)	(0.11)	3.54	2.13		18,954	0.61		0.63		3.17		241
Year ended 10/31/20	3.73	0.11	(0.15)	(0.04)	(0.05)	(0.07)	(0.12)	3.57	(0.86)		20,939	0.63		0.63		3.05		273
One month ended 10/31/19	3.70	0.01	0.03	0.04	(0.00)	(0.01)	(0.01)	3.73	1.14		36,634	0.57	(h)	0.62	(h)	4.18	(h)	25
Year ended 09/30/19	3.71	0.21	(0.01)	0.20	(0.14)	(0.07)	(0.21)	3.70	5.49		36,479	0.57		0.62		5.63		114
Year ended 09/30/18	3.94	0.20	(0.23)	(0.03)	(0.20)	-	(0.20)	3.71	(1.15)		41,461	0.61		0.68		5.18		67

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Does not include indirect expenses from affiliated fund fees and expenses of 0.04%, 0.04% and 0.01% for the one month ended October 31, 2019 and the years ended September 30, 2019 and 2018, respectively.

(d)

The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities of $364,949,527 and $405,130,315, $5,760,311,794 and $5,754,174,138 and $6,366,360,171 and $6,415,700,475 for the one month ended October 31, 2019 and the years ended September 30, 2019 and 2018, respectively.

(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for the years ended October 31, 2022, 2021 and 2020.

(g)	Includes Interest, facilities and maintenance fees of 0.08% for the year ended October 31, 2022.
(h)	Annualized.
(i)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

37	Invesco Global Strategic Income Fund

Notes to Consolidated Financial Statements

October 31, 2022

NOTE 1–Significant Accounting Policies

Invesco Global Strategic Income Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco Global Strategic Income Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to Regulation S securities primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

38	Invesco Global Strategic Income Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses negative or overdrawn balances on margin accounts, and other expenses associated with establishing and maintaining a line of credit.

H.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date

39	Invesco Global Strategic Income Fund

purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
K.

Treasury Inflation-Protected Securities – The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

L.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

M.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Consolidated Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Consolidated Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Consolidated Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2022, the Fund paid the Adviser $48,136 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliated money market funds on the Consolidated Statement of Operations.

N.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

O.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

P.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by

40	Invesco Global Strategic Income Fund

recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

Q.

Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

R.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

S.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and

41	Invesco Global Strategic Income Fund

thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2022, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

T.

Dollar Rolls and Forward Commitment Transactions – The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on senior securities and borrowings.

U.

LIBOR Risk – The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. Although the publication of most LIBOR rates ceased at the end of 2021, a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

V.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

W.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

42	Invesco Global Strategic Income Fund

X.

Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

Following Russia’s invasion of Ukraine in late February 2022, various countries, including the United States, as well as NATO and the European Union, issued broad-ranging economic sanctions against Russia and Belarus. The resulting responses to the military actions (and potential further sanctions in response to continued military activity), the potential for military escalation and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity and overall uncertainty. The negative impacts may be particularly acute in certain sectors including, but not limited to, energy and financials. Russia may take additional counter measures or retaliatory actions (including cyberattacks), which could exacerbate negative consequences on global financial markets. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to Russian issuers or the adjoining geographic regions.

Y.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $200 million	0.750%

Next $200 million	0.720%

Next $200 million	0.690%

Next $200 million	0.660%

Next $200 million	0.600%

Next $4 billion	0.500%

Next $5 billion	0.480%

Over $10 billion	0.460%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2022, the effective advisory fee rate incurred by the Fund was 0.58%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees, of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

43	Invesco Global Strategic Income Fund

For the year ended October 31, 2022, the Adviser waived advisory fees of $351,758.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2022, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2022, IDI advised the Fund that IDI retained $55,938 in front-end sales commissions from the sale of Class A shares and $97 and $2,883 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$690,856,024	$ –	$690,856,024

Non–U.S. Dollar Denominated Bonds & Notes	–	473,303,907	–	473,303,907

Asset–Backed Securities	–	143,267,587	1,985,430	145,253,017

Agency Credit Risk Transfer Notes	–	36,565,208	–	36,565,208

Common Stocks & Other Equity Interests	14,781,328	455,718	3,113,319	18,350,365

U.S. Treasury Securities	–	14,449,266	–	14,449,266

Variable Rate Senior Loan Interests	–	8,255,771	–	8,255,771

U.S. Government Sponsored Agency Mortgage–Backed Securities	–	5,629,363	–	5,629,363

Preferred Stocks	–	3,098,912	49,725	3,148,637

Money Market Funds	89,483,459	65,042,340	–	154,525,799

Options Purchased	–	59,267,377	–	59,267,377

Total Investments in Securities	104,264,787	1,500,191,473	5,148,474	1,609,604,734

Other Investments – Assets*

Futures Contracts	6,921,871	–	–	6,921,871

Forward Foreign Currency Contracts	–	38,138,209	–	38,138,209

Swap Agreements	–	25,668,727	–	25,668,727

	6,921,871	63,806,936	–	70,728,807

44	Invesco Global Strategic Income Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Liabilities*

Futures Contracts	$(10,034,670)	$–	$ –	$(10,034,670)

Forward Foreign Currency Contracts	–	(42,569,438)	–	(42,569,438)

Options Written	–	(102,504,838)	–	(102,504,838)

Swap Agreements	–	(40,137,912)	–	(40,137,912)

	(10,034,670)	(185,212,188)	–	(195,246,858)

Total Other Investments	(3,112,799)	(121,405,252)	–	(124,518,051)

Total Investments	$101,151,988	$1,378,786,221	$5,148,474	$1,485,086,683

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2022:

	Value
	Credit	Currency	Interest
Derivative Assets	Risk	Risk	Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$–	$–	$6,921,871	$6,921,871

Unrealized appreciation on swap agreements – Centrally Cleared(a)	208,800	–	24,703,930	24,912,730

Unrealized appreciation on forward foreign currency contracts outstanding	–	38,138,209	–	38,138,209

Unrealized appreciation on swap agreements – OTC	544,337	–	211,660	755,997

Options purchased, at value – OTC(b)	1,602,837	10,619,502	47,045,038	59,267,377

Total Derivative Assets	2,355,974	48,757,711	78,882,499	129,996,184

Derivatives not subject to master netting agreements	(208,800)	–	(31,625,801)	(31,834,601)

Total Derivative Assets subject to master netting agreements	$2,147,174	$48,757,711	$47,256,698	$98,161,583

	Value
	Credit	Currency	Interest
Derivative Liabilities	Risk	Risk	Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$–	$–	$(10,034,670)	$(10,034,670)

Unrealized depreciation on swap agreements – Centrally Cleared(a)	(146,931)	–	(35,645,456)	(35,792,387)

Unrealized depreciation on forward foreign currency contracts outstanding	–	(42,569,438)	–	(42,569,438)

Unrealized depreciation on swap agreements – OTC	(4,345,525)	–	–	(4,345,525)

Options written, at value – OTC	(1,021,775)	(8,557,721)	(92,925,342)	(102,504,838)

Total Derivative Liabilities	(5,514,231)	(51,127,159)	(138,605,468)	(195,246,858)

Derivatives not subject to master netting agreements	146,931	–	45,680,126	45,827,057

Total Derivative Liabilities subject to master netting agreements	$(5,367,300)	$(51,127,159)	$(92,925,342)	$(149,419,801)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

45	Invesco Global Strategic Income Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2022.

	Financial Derivative Assets				Financial Derivative Liabilities				Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Options Purchased	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Options Written	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank of America, N.A.	$11,064,359	$2,221,802	$218,272	$13,504,433	$(14,500,576)	$(9,199,152)	$–	$(23,699,728)	$(10,195,295)	$–	$9,330,000	$(865,295)

Barclays Bank PLC	–	–	–	–	–	(261,048)	–	(261,048)	(261,048)	–	261,048	–

BNP Paribas S.A.	–	–	–	–	(650,240)	–	–	(650,240)	(650,240)	–	–	(650,240)

Citibank, N.A.	9,402,244	–	4,299	9,406,543	(9,890,374)	–	(28,185)	(9,918,559)	(512,016)	–	–	(512,016)

Deutsche Bank AG	4,041,575	–	–	4,041,575	(1,686,725)	–	–	(1,686,725)	2,354,850	–	–	2,354,850

Goldman Sachs International	6,440,190	5,060,377	361,675	11,862,242	(3,139,336)	(34,500,646)	(2,140,245)	(39,780,227)	(27,917,985)	–	26,040,000	(1,877,985)

J.P. Morgan Chase Bank, N.A.	3,430,496	13,106,799	988,815	17,526,110	(6,526,277)	(30,917,711)	(2,191,425)	(39,635,413)	(22,109,303)	–	21,069,000	(1,040,303)

Morgan Stanley and Co. International PLC	3,507,914	38,663,583	–	42,171,497	(5,278,498)	(27,626,281)	–	(32,904,779)	9,266,718	–	–	9,266,718

Royal Bank of Canada	251,431	–	–	251,431	(206,038)	–	–	(206,038)	45,393	–	–	45,393

Standard Chartered Bank PLC	–	214,816	–	214,816	(691,374)	–	–	(691,374)	(476,558)	–	476,558	–

Total	$38,138,209	$59,267,377	$1,573,061	$98,978,647	$(42,569,438)	$(102,504,838)	$(4,359,855)	$(149,434,131)	$(50,455,484)	$–	$57,176,606	$6,721,122

Effect of Derivative Investments for the year ended October 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$38,541,637	$-	$38,541,637

Futures contracts	-	-	36,133,710	36,133,710

Options purchased(a)	-	(8,877,059)	732,046	(8,145,013)

Options written	-	(13,790,609)	12,383,161	(1,407,448)

Swap agreements	7,501,870	-	(114,558,507)	(107,056,637)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	(21,029,010)	-	(21,029,010)

Futures contracts	-	-	(2,634,316)	(2,634,316)

Options purchased(a)	991,611	2,869,654	26,708,542	30,569,807

Options written	(779,196)	1,688,762	(19,837,116)	(18,927,550)

Swap agreements	(4,705,492)	-	7,101,997	2,396,505

Total	$3,008,793	$(596,625)	$(53,970,483)	$(51,558,315)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swaptions Purchased	Foreign Currency Options Purchased	Swaptions Written	Foreign Currency Options Written	Swap Agreements

Average notional value	$3,054,583,670	$497,559,898	$426,658,287	$775,621,446	$3,338,589,492	$491,735,640	$2,103,439,566

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $16,896.

46	Invesco Global Strategic Income Fund

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021

Ordinary income*	$–	$30,559,392

Return of capital	63,390,742	35,409,013

Total distributions	$63,390,742	$65,968,405

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Net unrealized appreciation (depreciation) – investments	$(298,098,625)

Net unrealized appreciation (depreciation) – foreign currencies	(912,727)

Temporary book/tax differences	(359,953)

Capital loss carryforward	(887,545,967)

Shares of beneficial interest	2,835,150,382

Total net assets	$1,648,233,110

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to derivative instruments, partnerships, straddles, amortization and accretion on debt securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$518,098,653	$369,447,314	$887,545,967

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2022 was $1,262,095,393 and $1,590,847,745, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$145,371,840

Aggregate unrealized (depreciation) of investments	(443,470,465)

Net unrealized appreciation (depreciation) of investments	$(298,098,625)

Cost of investments for tax purposes is $1,789,467,171.

47	Invesco Global Strategic Income Fund

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating losses and return of capital distributions, on October 31, 2022, undistributed net investment income was increased by $30,583,564, undistributed net realized gain (loss) was increased by $93,871,486 and shares of beneficial interest was decreased by $124,455,050. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	13,995,663	$46,075,249	20,863,492	$77,179,461

Class C	1,981,985	6,501,825	2,783,504	10,254,185

Class R	2,169,448	7,151,175	2,586,094	9,566,017

Class Y	18,495,604	63,481,249	9,009,632	33,154,213

Class R6	1,035,855	3,362,129	2,402,163	8,955,150

Issued as reinvestment of dividends:
Class A	14,040,687	44,995,175	12,530,450	46,049,135

Class C	431,954	1,381,234	435,507	1,597,225

Class R	551,262	1,767,204	473,313	1,740,994

Class Y	1,018,630	3,265,663	1,030,851	3,786,930

Class R6	134,665	433,369	160,580	587,476

Automatic conversion of Class C shares to Class A shares:
Class A	3,023,398	9,784,129	16,627,596	62,391,544

Class C	(3,032,222)	(9,784,129)	(16,673,698)	(62,391,544)

Reacquired:
Class A	(97,664,404)	(320,107,765)	(110,699,267)	(408,419,437)

Class C	(4,736,373)	(15,537,428)	(7,693,690)	(28,371,254)

Class R	(4,586,861)	(15,033,949)	(5,305,908)	(19,659,970)

Class Y	(27,744,639)	(92,959,071)	(22,140,461)	(81,689,605)

Class R6	(2,888,897)	(9,097,693)	(3,079,741)	(11,261,723)

Net increase (decrease) in share activity	(83,774,245)	$(274,321,634)	(96,689,583)	$(356,531,203)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 13% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

48	Invesco Global Strategic Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Global Strategic Income Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Global Strategic Income Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2022, the related consolidated statement of operations for the year ended October 31, 2022, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the consolidated financial highlights for each of the periods indicated in the table below (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Consolidated Financial Highlights

For each of the three years in the period ended October 31, 2022, the one month ended October 31, 2019, and the year ended September 30, 2019 for Class A, Class C, Class R, Class Y and Class R6.

For each of the three years in the period ended October 31, 2022, the one month ended October 31, 2019, and the period May 24, 2019 (commencement of operations) through September 30, 2019 for Class R5.

The consolidated financial statements of Oppenheimer Global Strategic Income Fund (subsequently renamed Invesco Global Strategic Income Fund) as of and for the year ended September 30, 2018 and the consolidated financial highlights for the year then ended (not presented herein, other than the consolidated financial highlights) were audited by other auditors whose report dated November 28, 2018 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, portfolio company investees, transfer agent, brokers and agent banks; when replies were not received from brokers, portfolio company investees or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

49	Invesco Global Strategic Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$919.60	$5.76	$1,019.21	$6.06	1.19%
Class C	1,000.00	915.60	9.42	1,015.38	9.91	1.95
Class R	1,000.00	918.30	7.01	1,017.90	7.38	1.45
Class Y	1,000.00	917.50	4.59	1,020.42	4.84	0.95
Class R5	1,000.00	921.30	4.07	1,020.97	4.28	0.84
Class R6	1,000.00	917.80	4.06	1,020.97	4.28	0.84

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2022 through October 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

50	Invesco Global Strategic Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Strategic Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to detailed follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the Bloomberg U.S. Aggregate Bond Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that

51	Invesco Global Strategic Income Fund

the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board noted that the Fund’s negative duration exposure to the U.S. detracted from short-term performance and that the Fund’s duration, credit, and exposure to emerging market currencies and the energy sector detracted from longer-term performance. The Board also consided that, effective February 28, 2022, the Fund changed its primary benchmark to the Bloomberg Global Aggregate Bond Index. The Board considered that the Fund’s performance universe was expected to change in connection with the primary benchmark change, and requested and considered comparative data showing the Fund’s performance compared to the anticipated new performance universe. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fourth quintile of its expense group and discussed with management reasons for such relative total expenses. The Board requested and considered additional information from management regarding the Fund’s actual and contractual management fees in light of current asset levels, as well as the Fund’s total expenses relative to peers. The Board considered that the Fund’s expense group was expected to change in connection with the change in the Fund’s benchmark described above under “Fund Investment Performance,” and requested and considered comparative data showing how the Fund’s actual management fees, contractual management fees and total expense ratio compared against the anticipated new expense group. As previously noted, the independent Trustees reviewed and considered information provided in response to detailed follow-up requests for information submitted by the independent Trustees to management, including with respect to management’s philosophy regarding breakpoints in the Fund’s contractual management fee schedule. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the

Senior Officer, and subsequently with representatives of management.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending

52	Invesco Global Strategic Income Fund

activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

53	Invesco Global Strategic Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

54	Invesco Global Strategic Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			189	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	189	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Global Strategic Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Global Strategic Income Fund

(This page intentionally left blank)

(This page intentionally left blank)

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	O-GLSI-AR-1

Annual Report to Shareholders	October 31, 2022

Invesco Greater China Fund

Nasdaq:
A: AACFX ∎ C: CACFX ∎ R: IGCRX ∎ Y: AMCYX ∎ R5: IACFX ∎ R6: CACSX

2	Management’s Discussion

2	Performance Summary

3	Long-Term Fund Performance

5	Supplemental Information

7	Schedule of Investments

9	Financial Statements

12	Financial Highlights

13	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Fund Expenses

22	Approval of Investment Advisory and Sub-Advisory Contracts

24	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2022, Class A shares of Invesco Greater China Fund (the Fund), at net asset value (NAV), outperformed the MSCI China All Shares Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 10/31/21 to 10/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-41.77%
Class C Shares	-42.23
Class R Shares	-41.89
Class Y Shares	-41.64
Class R5 Shares	-41.61
Class R6 Shares	-41.55
MSCI China Index▼ (Broad Market Index)	-47.90
MSCI China All Shares Index∎ (Style-Specific Index)	-42.58
Lipper China Region Funds Index◆ (Peer Group Index)	-46.77
Source(s): ▼RIMES Technologies Corp.; ∎Bloomberg LP; ◆Lipper Inc.

Market conditions and your Fund

At the beginning of the fiscal year ended October 31, 2022, developed global equity markets were mostly positive, despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified at the end of 2021, resulting in broadly higher costs for companies and consumers. Emerging market equities declined due in part to COVID-19 concerns and China’s ongoing regulatory tightening in the private education and technology sectors and slowing economic growth.

    Global equity markets declined in the first half of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains, and increasing shortages of oil, gas and raw materials, with the price of oil rising sharply.

    Inflation headwinds continued into the third quarter of 2022. The US Federal Reserve (the Fed), the European Central Bank and the Bank of England all raised interest rates. In contrast, the People’s Bank of China lowered its policy rate and the Bank of Japan kept rates the same. Emerging market equities, hampered by the strong US dollar, underperformed developed market equities.

    During October 2022, developed market equities rebounded and were in positive territory. Developed market equities outperformed emerging market equities, which declined primarily driven by weakness in China as Chinese markets reacted to the reappointment of President Xi and his authority, with no signs of the country’s zero-COVID-19 policy being relaxed. Despite the rebound in October for developed market equities, at the end of the fiscal year, trailing one-year returns for developed market equities and emerging market equities were both in negative territory.

    For the fiscal year, stock selection in the information technology sector contributed to the Fund’s performance relative to the style-specific benchmark. LARGAN Precision, a global leader in plastic aspherical lens design and production based in Taiwan was a top contributor to performance in this sector. We exited this position during the fiscal year. Also, stock selection in the health care sector helped the Fund’s relative performance.

    Stock selection in the consumer discretionary sector also contributed to the Fund’s performance relative to the style-specific index during the fiscal year.

    In contrast, the Fund’s underweight to the financials sector had a negative impact on the Fund’s performance relative to the style-specific index. One of the top detractors of the Fund’s relative performance was China Merchants Bank, a retail focused commercial bank headquartered in China. An underweight in the industrials sectors was also a detractor from Fund performance relative to the style-specific benchmark.

    Additionally stock selection and an underweight in the energy sector detracted from Fund performance relative to the style-specific benchmark.

    Our investment strategy remains purely focused on bottom-up stock opportunities that we believe add the most value to the Fund. We adopt a selective approach, favoring companies with sustainable leadership and competitive advantages. This has led to the Fund having meaningful exposure in consumer-related sectors. We believe the Fund’s holdings are well-positioned to gain from structural opportunities in China’s consumer sector.

    Thank you for your continued investment in Invesco Greater China Fund.

Portfolio manager(s):

Mike Shiao

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2	Invesco Greater China Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/12

1	Source: Lipper Inc.
2	Source: Bloomberg LP
3	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3	Invesco Greater China Fund

Average Annual Total Returns
As of 10/31/22, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	3.88%
10 Years	-0.09
5 Years	-10.32
1 Year	-44.97

Class C Shares
Inception (3/31/06)	3.86%
10 Years	-0.13
5 Years	-9.98
1 Year	-42.80

Class R Shares
10 Years	0.22%
5 Years	-9.53
1 Year	-41.89
Class Y Shares
Inception (10/3/08)	3.61%
10 Years	0.71
5 Years	-9.09
1 Year	-41.64

Class R5 Shares
Inception (3/31/06)	4.69%
10 Years	0.88
5 Years	-8.97
1 Year	-41.61

Class R6 Shares
10 Years	0.69%
5 Years	-8.94
1 Year	-41.55

Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

    Class R shares incepted on April 23, 2021. Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4	Invesco Greater China Fund

Supplemental Information

Invesco Greater China Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The MSCI China Index is an unmanaged index considered representative of Chinese stocks. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI China All Shares Index is composed of large-and mid-cap stocks issued as China A-shares, B-shares, H-shares, Red-chips, P-chips and foreign listings.
∎	The Lipper China Region Funds Index is an unmanaged index considered representative of China region funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |   MAY LOSE VALUE  |   NO BANK GUARANTEE

5	Invesco Greater China Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Consumer Discretionary	28.84%
Financials	16.11
Communication Services	12.93
Consumer Staples	12.27
Health Care	10.72
Materials	8.66
Information Technology	6.84
Energy	2.21
Utilities	2.07
Money Market Funds Plus Other Assets Less Liabilities	(0.65)

Top 10 Equity Holdings*

		% of total net assets

1.	Tencent Holdings Ltd.	9.21%
2.	Alibaba Group Holding Ltd.	7.46
3.	China Merchants Bank Co. Ltd., A Shares	4.41
4.	Zijin Mining Group Co. Ltd., H Shares	4.20
5.	China Construction Bank Corp., H Shares	4.14
6.	Tingyi Cayman Islands Holding Corp.	4.04
7.	Uni-President China Holdings Ltd.	3.73
8.	Shenzhou International Group Holdings Ltd.	3.70
9.	Great Wall Motor Co. Ltd., H Shares	3.46
10.	Baoshan Iron & Steel Co. Ltd., A Shares	3.30

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2022.

6	Invesco Greater China Fund

Schedule of Investments(a)

October 31, 2022

	Shares	Value

Common Stocks & Other Equity Interests–100.65%(b)
Apparel Retail–0.95%
Pou Sheng International (Holdings) Ltd. (Hong Kong)	11,922,000	$599,913

Apparel, Accessories & Luxury Goods–3.69%
Shenzhou International Group Holdings Ltd.	336,700	2,323,893

Application Software–1.14%
Beijing Shiji Information Technology Co. Ltd., A Shares	412,909	714,337

Automobile Manufacturers–3.87%
Great Wall Motor Co. Ltd., H Shares	1,998,500	2,173,161

Jiangling Motors Corp. Ltd., B Shares	311,100	257,960

		2,431,121

Biotechnology–2.52%
Innovent Biologics, Inc.(c)(d)	447,500	1,588,062

Construction Materials–1.16%
Asia Cement China Holdings Corp.	2,090,500	731,000

Diversified Banks–14.31%
Bank of China Ltd., H Shares	5,529,000	1,782,314

China Construction Bank Corp., H Shares	4,896,000	2,601,607

China Merchants Bank Co. Ltd., A Shares	756,232	2,774,838

China Merchants Bank Co. Ltd., H Shares	175,000	575,424

Industrial & Commercial Bank of China Ltd., H Shares	2,925,000	1,268,097

		9,002,280

Electronic Components–1.91%
Simplo Technology Co. Ltd. (Taiwan)	151,000	1,198,242

Electronic Manufacturing Services–0.55%
FIH Mobile Ltd.(d)	4,268,000	347,467

Financial Exchanges & Data–1.80%
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	42,600	1,131,012

Footwear–2.27%
Stella International Holdings Ltd.	1,472,000	1,425,233

Gas Utilities–2.07%
Towngas Smart Energy Co. Ltd.(d)	3,715,564	1,302,070

Gold–4.20%
Zijin Mining Group Co. Ltd., H Shares	2,776,000	2,642,717

Health Care Equipment–2.60%
MicroPort CardioFlow Medtech Corp.(c)(d)	4,645	1,411

MicroPort NeuroTech Ltd.(d)	286	911

MicroPort Scientific Corp.(d)	772,400	1,632,485

Shanghai MicroPort MedBot Group Co. Ltd.(d)	352	1,166

		1,635,973

	Shares	Value

Health Care Supplies–2.54%
Shandong Weigao Group Medical Polymer Co. Ltd., H Shares	1,157,200	$1,595,761

Hotels, Resorts & Cruise Lines–1.11%
Shanghai Jinjiang International Hotels Co. Ltd., B Shares	381,578	696,874

Household Appliances–3.15%
Beijing Roborock Technology Co. Ltd., A Shares	61,694	1,984,210

Household Products–3.20%
Vinda International Holdings Ltd. (Hong Kong)	1,074,000	2,014,311

Hypermarkets & Super Centers–1.30%
Sun Art Retail Group Ltd.	5,139,500	818,674

Interactive Home Entertainment–2.58%
NetEase, Inc., ADR(e)	29,145	1,621,045

Interactive Media & Services–10.35%
Tencent Holdings Ltd.	220,800	5,793,740

Weibo Corp., ADR(d)(e)	63,358	717,212

		6,510,952

Internet & Direct Marketing Retail–10.71%
Alibaba Group Holding Ltd.(d)	589,400	4,692,492

Alibaba Group Holding Ltd., ADR(d)(e)	8,977	570,758

JD.com, Inc., A Shares	78,850	1,472,357

		6,735,607

Oil & Gas Refining & Marketing–2.21%
Formosa Petrochemical Corp. (Taiwan)	540,000	1,388,298

Packaged Foods & Meats–7.77%
Tingyi Cayman Islands Holding Corp.	1,622,000	2,538,577

Uni-President China Holdings Ltd.	3,176,000	2,347,290

		4,885,867

Pharmaceuticals–3.06%
China Animal Healthcare Ltd.(f)	349,000	0

Jiangsu Hengrui Medicine Co. Ltd., A Shares	312,360	1,721,094

Shanghai Fudan-Zhangjiang Bio- Pharmaceutical Co. Ltd., H Shares	615,000	202,285

		1,923,379

Restaurants–3.09%
Ajisen (China) Holdings Ltd. (Hong Kong)	3,929,000	310,599

Gourmet Master Co. Ltd. (Taiwan)	537,000	1,630,387

		1,940,986

Semiconductors–1.71%
MediaTek, Inc. (Taiwan)	59,000	1,074,939

Steel–3.30%
Baoshan Iron & Steel Co. Ltd., A Shares	3,152,500	2,077,932

Technology Hardware, Storage & Peripherals–1.53%
Asustek Computer, Inc. (Taiwan)	132,000	963,736

Total Common Stocks & Other Equity Interests (Cost $93,630,045)		63,305,891

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Greater China Fund

	Shares	Value

Money Market Funds–0.05%
Invesco Liquid Assets Portfolio, Institutional Class, 3.03%(g)(h) (Cost $31,644)	31,657	$31,663

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–100.70% (Cost $93,661,689)		63,337,554

Investments Purchased with Cash Collateral from Securities on Loan–4.32%
Money Market Funds–4.32%
Invesco Private Government Fund, 3.18%(g)(h)(i)	760,848	760,848

	Shares	Value

Money Market Funds–(continued)
Invesco Private Prime Fund, 3.28%(g)(h)(i)	1,956,079	$1,956,079

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,716,915)		2,716,927

TOTAL INVESTMENTS IN SECURITIES–105.02% (Cost $96,378,604)		66,054,481

OTHER ASSETS LESS LIABILITIES–(5.02)%		(3,158,948)

NET ASSETS–100.00%		$62,895,533

Investment Abbreviations:

ADR – American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Country of issuer and/or credit risk exposure listed in Common Stocks & Other Equity Interests has been determined to be China unless otherwise noted.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $1,589,473, which represented 2.53% of the Fund’s Net Assets.

(d)	Non-income producing security.
(e)	All or a portion of this security was out on loan at October 31, 2022.
(f)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(g)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$3,397,896	$26,628,949	$(30,026,845)	$–	$–	$–	$16,850
Invesco Liquid Assets Portfolio, Institutional Class	2,519,751	19,020,679	(21,508,042)	67	(792)	31,663	12,664
Invesco Treasury Portfolio, Institutional Class	3,883,309	30,433,086	(34,316,395)	–	–	–	18,486

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	28,962	20,031,587	(19,299,701)	–	–	760,848	11,775*
Invesco Private Prime Fund	67,579	48,386,749	(46,498,499)	12	238	1,956,079	27,502*
Total	$9,897,497	$144,501,050	$(151,649,482)	$79	$(554)	$2,748,590	$87,277

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(h)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(i)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Greater China Fund

Statement of Assets and Liabilities

October 31, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $93,630,045)*	$63,305,891

Investments in affiliated money market funds, at value (Cost $2,748,559)	2,748,590

Foreign currencies, at value (Cost $38,519)	38,518

Receivable for:
Fund shares sold	8,102

Dividends	6,035

Investment for trustee deferred compensation and retirement plans	48,984

Other assets	150,126

Total assets	66,306,246

Liabilities:
Payable for:
Fund shares reacquired	318,953

Amount due custodian	139,773

Collateral upon return of securities loaned	2,716,915

Accrued fees to affiliates	57,241

Accrued trustees’ and officers’ fees and benefits	874

Accrued other operating expenses	81,155

Trustee deferred compensation and retirement plans	95,802

Total liabilities	3,410,713

Net assets applicable to shares outstanding	$62,895,533

Net assets consist of:
Shares of beneficial interest	$102,625,698

Distributable earnings (loss)	(39,730,165)

$62,895,533

Net Assets:
Class A	$55,282,347

Class C	$2,109,792

Class R	$366,427

Class Y	$4,804,682

Class R5	$5,795

Class R6	$326,490

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	3,761,329

Class C	150,995

Class R	25,019

Class Y	325,866

Class R5	393

Class R6	22,121

Class A:
Net asset value per share	$14.70

Maximum offering price per share
(Net asset value of $14.70 ÷ 94.50%)	$15.56

Class C:
Net asset value and offering price per share	$13.97

Class R:
Net asset value and offering price per share	$14.65

Class Y:
Net asset value and offering price per share	$14.74

Class R5:
Net asset value and offering price per share	$14.75

Class R6:
Net asset value and offering price per share	$14.76

*	At October 31, 2022, securities with an aggregate value of $2,680,088 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Greater China Fund

Statement of Operations

For the year ended October 31, 2022

Investment income:
Dividends (net of foreign withholding taxes of $192,979)	$2,514,139

Dividends from affiliated money market funds (includes net securities lending income of $5,809)	53,809

Total investment income	2,567,948

Expenses:
Advisory fees	844,203

Administrative services fees	12,849

Custodian fees	54,287

Distribution fees:
Class A	210,019

Class C	31,756

Class R	2,693

Transfer agent fees – A, C, R and Y	189,857

Transfer agent fees – R5	10

Transfer agent fees – R6	160

Trustees’ and officers’ fees and benefits	21,749

Registration and filing fees	83,155

Reports to shareholders	18,665

Professional services fees	70,040

Other	13,297

Total expenses	1,552,740

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(50,066)

Net expenses	1,502,674

Net investment income	1,065,274

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(9,869,514)

Affiliated investment securities	(554)

Foreign currencies	(82,686)

Forward foreign currency contracts	(280)

(9,953,034)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(39,877,468)

Affiliated investment securities	79

Foreign currencies	(9,996)

(39,887,385)

Net realized and unrealized gain (loss)	(49,840,419)

Net increase (decrease) in net assets resulting from operations	$(48,775,145)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Greater China Fund

Statement of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	2022	2021

Operations:
Net investment income	$1,065,274	$ 285,485

Net realized gain (loss)	(9,953,034)	773,471

Change in net unrealized appreciation (depreciation)	(39,887,385)	(31,937,409)

Net increase (decrease) in net assets resulting from operations	(48,775,145)	(30,878,453)

Distributions to shareholders from distributable earnings:
Class A	(65,397)	(368,979)

Class C	–	(19,714)

Class Y	(30,560)	(40,345)

Class R5	(71)	(427)

Class R6	(4,044)	(4,688)

Total distributions from distributable earnings	(100,072)	(434,153)

Share transactions–net:
Class A	(12,713,278)	68,016,911

Class C	(552,038)	1,787,175

Class R	(52,658)	911,501

Class Y	(1,661,147)	6,185,251

Class R5	(5,106)	4,762

Class R6	(365,504)	352,739

Net increase (decrease) in net assets resulting from share transactions	(15,349,731)	77,258,339

Net increase (decrease) in net assets	(64,224,948)	45,945,733

Net assets:
Beginning of year	127,120,481	81,174,748

End of year	$62,895,533	$127,120,481

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Greater China Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/22	$25.26	$0.23	(d)	$(10.77)		$(10.54)	$(0.02)	$–	$(0.02)	$14.70	(41.77)%		$55,282	1.55%		1.60%		1.10	%(d)	114%
Year ended 10/31/21	29.41	0.07		(4.06)		(3.99)	–	(0.16)	(0.16)	25.26	(13.66)		110,423	1.52		1.52		0.23		101
Year ended 10/31/20	23.24	0.00	(d)	6.42		6.42	(0.25)	–	(0.25)	29.41	27.92		68,875	1.66		1.67		0.02	(d)	59
Year ended 10/31/19	25.52	0.20	(d)	1.77		1.97	(0.21)	(4.04)	(4.25)	23.24	9.33		62,869	1.76		1.76		0.86	(d)	59
Year ended 10/31/18	29.40	0.34	(d)	(4.06	)(e)	(3.72)	(0.16)	–	(0.16)	25.52	(12.71	)(e)	59,615	1.79		1.80		1.15	(d)	45
Class C
Year ended 10/31/22	24.17	0.07	(d)	(10.27)		(10.20)	–	–	–	13.97	(42.20)		2,110	2.30		2.35		0.35	(d)	114
Year ended 10/31/21	28.37	(0.15)		(3.89)		(4.04)	–	(0.16)	(0.16)	24.17	(14.33)		4,296	2.27		2.27		(0.52)		101
Year ended 10/31/20	22.35	(0.18	)(d)	6.21		6.03	(0.01)	–	(0.01)	28.37	26.98		3,647	2.41		2.42		(0.73	)(d)	59
Year ended 10/31/19	24.65	0.02	(d)	1.72		1.74	–	(4.04)	(4.04)	22.35	8.51		5,198	2.51		2.51		0.11	(d)	59
Year ended 10/31/18	28.45	0.11	(d)	(3.91	)(e)	(3.80)	–	–	–	24.65	(13.36	)(e)	10,155	2.54		2.55		0.40	(d)	45
Class R
Year ended 10/31/22	25.21	0.18	(d)	(10.74)		(10.56)	–	–	–	14.65	(41.89)		366	1.80		1.85		0.85	(d)	114
Period ended 10/31/21(f)	32.59	0.01		(7.39)		(7.38)	–	–	–	25.21	(22.65)		701	1.71	(g)	1.71	(g)	0.04	(g)	101
Class Y
Year ended 10/31/22	25.34	0.28	(d)	(10.80)		(10.52)	(0.08)	–	(0.08)	14.74	(41.64)		4,805	1.30		1.35		1.35	(d)	114
Year ended 10/31/21	29.44	0.14		(4.08)		(3.94)	–	(0.16)	(0.16)	25.34	(13.47)		10,703	1.27		1.27		0.48		101
Year ended 10/31/20	23.26	0.06	(d)	6.43		6.49	(0.31)	–	(0.31)	29.44	28.26		7,754	1.41		1.42		0.27	(d)	59
Year ended 10/31/19	25.57	0.26	(d)	1.76		2.02	(0.29)	(4.04)	(4.33)	23.26	9.56		9,339	1.51		1.51		1.11	(d)	59
Year ended 10/31/18	29.44	0.42	(d)	(4.07	)(e)	(3.65)	(0.22)	–	(0.22)	25.57	(12.48	)(e)	7,801	1.54		1.55		1.40	(d)	45
Class R5
Year ended 10/31/22	25.37	0.30	(d)	(10.82)		(10.52)	(0.10)	–	(0.10)	14.75	(41.61)		6	1.24		1.24		1.41	(d)	114
Year ended 10/31/21	29.45	0.18		(4.10)		(3.92)	–	(0.16)	(0.16)	25.37	(13.40)		17	1.17		1.17		0.58		101
Year ended 10/31/20	23.27	0.11	(d)	6.43		6.54	(0.36)	–	(0.36)	29.45	28.49		32	1.26		1.27		0.42	(d)	59
Year ended 10/31/19	25.58	0.30	(d)	1.77		2.07	(0.34)	(4.04)	(4.38)	23.27	9.79		23	1.33		1.33		1.29	(d)	59
Year ended 10/31/18	29.46	0.46	(d)	(4.08	)(e)	(3.62)	(0.26)	–	(0.26)	25.58	(12.38	)(e)	25	1.40		1.40		1.54	(d)	45
Class R6
Year ended 10/31/22	25.37	0.31	(d)	(10.81)		(10.50)	(0.11)	–	(0.11)	14.76	(41.55)		326	1.18		1.18		1.47	(d)	114
Year ended 10/31/21	29.43	0.18		(4.08)		(3.90)	–	(0.16)	(0.16)	25.37	(13.34)		981	1.13		1.13		0.62		101
Year ended 10/31/20	23.26	0.11	(d)	6.42		6.53	(0.36)	–	(0.36)	29.43	28.46		867	1.25		1.26		0.43	(d)	59
Year ended 10/31/19	25.57	0.30	(d)	1.77		2.07	(0.34)	(4.04)	(4.38)	23.26	9.79		642	1.33		1.33		1.29	(d)	59
Year ended 10/31/18	29.45	0.46	(d)	(4.07	)(e)	(3.61)	(0.27)	–	(0.27)	25.57	(12.36	)(e)	629	1.40		1.40		1.54	(d)	45

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2021, the portfolio turnover calculation excludes the value of securities purchased of $64,937,627 in connection with the acquisition of Invesco Pacific Growth Fund into the Fund.

(d)

Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the year ended October 31, 2022. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $ 0.23 and 1.09%, $0.06 and 0.34%, $0.17 and 0.84%, $0.28 and 1.34% , $0.30 and 1.40% and $0.31 and 1.46% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the Year ended October 31, 2020. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.05) and (0.17)%, $(0.23) and (0.92)%, $0.01 and 0.08%, $0.06 and 0.23% and $0.06 and 0.24% for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the Year ended October 31, 2019. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.05 and 0.20%, $(0.13) and (0.55)%, $0.11 and 0.45%, $0.15 and 0.63% and $0.15 and 0.63% for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the Year ended October 31, 2018. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.18 and 0.60%, $(0.05) and (0.15)%, $0.26 and 0.85%, $0.30 and 0.99% and $0.30 and 0.99% for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

(e)

Includes litigation proceeds received during the year. Had these litigation proceeds not been received, Net gains (losses) on securities (both realized and unrealized) per share would have been $(4.16), $(4.01), $(4.17), $(4.18) and $(4.17) for Class A, Class C, Class Y, Class R5, and Class R6 shares, respectively. Total returns would have been lower.

(f)	Commencement date of April 23, 2021.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Greater China Fund

Notes to Financial Statements

October 31, 2022

NOTE 1–Significant Accounting Policies

Invesco Greater China Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s investment objective is long-term growth of capital.

    The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

13	Invesco Greater China Fund

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2022, fees paid to the Adviser were less than $500. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliated money market funds on the Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases

14	Invesco Greater China Fund

and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Other Risks – Investing in a single-country mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to other countries.

Investments in companies located or operating in Greater China (normally considered to be the geographical area that includes mainland China, Hong Kong, Macau and Taiwan) involve risks and considerations not typically associated with investments in the U.S. and other Western nations, such as greater government control over the economy; political, legal and regulatory uncertainty; nationalization, expropriation, or confiscation of property; difficulty in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military conflicts, either internal or with other countries; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole.

The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. In addition, the risks of expropriation and/or nationalization of assets, confiscatory taxation, and armed conflict as a result of religious, ethnic, socio-economic and/or political unrest may adversely affect the value of the Fund’s Asia Pacific investments.

Certain securities issued by companies located or operating in Greater China, such as China A-shares, are subject to trading restrictions and suspensions, quota limitations and sudden changes in those limitations, and operational, clearing and settlement risks. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

M.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $1 billion	0.870%

Next $ 1 billion	0.820%

Next $ 49 billion	0.770%

Over $51 billion	0.760%

    For the year ended October 31, 2022, the effective advisory fee rate incurred by the Fund was 0.87%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

15	Invesco Greater China Fund

    The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, a could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limit, the Adviser will retain its ability to be reimbursed for such fee wavers or reimbursements prior to the end of each fiscal year end.

    Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

    For the year ended October 31, 2022, the Adviser waived advisory fees of $3,790 and reimbursed class level expenses of $39,980, $1,448, $259, $3,806, $0, $0 and $0 of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares, up to 1.00% of the average daily net assets of Class C shares, and up to 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2022, IDI advised the Fund that IDI retained $9,528 in front-end sales commissions from the sale of Class A shares and $21 and $99 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$2,909,015	$60,396,876	$0	$63,305,891

Money Market Funds	31,663	2,716,927	–	2,748,590

Total Investments	$2,940,678	$63,113,803	$0	$66,054,481

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

16	Invesco Greater China Fund

    For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended October 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk

Realized Gain (Loss):
Forward foreign currency contracts	$(280)

The table below summarizes the average notional value of derivatives held during the period.

Forward
Foreign Currency
Contracts

Average notional value	$1,038,761

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $783.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021

Ordinary income*	$100,072	$145,108

Long-term capital gain	–	289,045

Total distributions	$100,072	$434,153

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$1,274,620

Net unrealized appreciation (depreciation) – investments	(30,419,262)

Net unrealized appreciation (depreciation) – foreign currencies	(23,978)

Temporary book/tax differences	(85,047)

Capital loss carryforward	(10,476,498)

Shares of beneficial interest	102,625,698

Total net assets	$62,895,533

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to bankrupt securities and wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

17	Invesco Greater China Fund

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$10,476,498	$–	$10,476,498

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2022 was $99,542,236 and $103,433,622, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$1,682,036

Aggregate unrealized (depreciation) of investments	(32,101,298)

Net unrealized appreciation (depreciation) of investments	$(30,419,262)

    Cost of investments for tax purposes is $96,473,743.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions and foreign currency transactions, on October 31, 2022, undistributed net investment income was increased by $234,817 and undistributed net realized gain (loss) was decreased by $234,817. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	551,375	$11,191,105	486,983	$14,703,904

Class C	56,736	1,128,081	31,778	952,536

Class R	9,502	198,380	5,448	148,412

Class Y	355,448	7,310,714	102,517	3,096,780

Class R5	1,070	22,421	2,735	83,928

Class R6	8,289	172,430	15,152	427,144

Issued as reinvestment of dividends:
Class A	2,464	57,624	11,997	350,678

Class C	-	-	654	18,429

Class Y	1,118	26,181	1,258	36,821

Class R5	1	31	11	313

Class R6	144	3,377	157	4,589

Automatic conversion of Class C shares to Class A shares:
Class A	11,489	230,452	36,493	1,081,327

Class C	(12,039)	(230,452)	(37,913)	(1,081,327)

Issued in connection with acquisitions:(b)
Class A	-	-	2,392,360	77,968,123

Class C	-	-	118,746	3,718,418

Class R	-	-	31,836	1,037,560

Class Y	-	-	516,671	16,873,017

Class R5	-	-	553	18,086

Class R6	-	-	19,702	643,779

18	Invesco Greater China Fund

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(1,176,210)	$(24,192,459)	(897,378)	$(26,087,121)

Class C	(71,412)	(1,449,667)	(64,105)	(1,820,881)

Class R	(12,296)	(251,038)	(9,471)	(274,471)

Class Y	(453,053)	(8,998,042)	(461,461)	(13,821,367)

Class R5	(1,366)	(27,558)	(3,701)	(97,565)

Class R6	(24,964)	(541,311)	(25,816)	(722,773)

Net increase (decrease) in share activity	(753,704)	$(15,349,731)	2,275,206	$77,258,339

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 39% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)

After the close of business on April 23, 2021, the Fund acquired all the net assets of Invesco Pacific Growth Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on January 22, 2021. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 3,079,868 shares of the Fund for 2,996,030 shares outstanding of the Target Fund as of the close of business on April 23, 2021. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, April 23, 2021. The Target Fund’s net assets as of the close of business on April 23, 2021 of $100,258,983, including $21,757,300 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $92,373,846 and $192,632,829 immediately after the acquisition.

The pro forma results of operations for the October 31, 2021 assuming the reorganization had been completed on November 1, 2020, the beginning of the annual reporting period are as follows:

Net investment income	$(440,870)

Net realized/unrealized gains	(18,268,537)

Change in net assets resulting from operations	$(18,709,407)

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since April 24, 2021.

19	Invesco Greater China Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Greater China Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Greater China Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 27, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20	Invesco Greater China Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$754.60	$7.12	$1,017.09	$8.19	1.61%
Class C	1,000.00	751.10	10.86	1,012.80	12.48	2.46
Class R	1,000.00	753.60	8.22	1,015.83	9.45	1.86
Class Y	1,000.00	755.10	6.02	1,018.35	6.92	1.36
Class R5	1,000.00	756.00	5.58	1,018.85	6.41	1.26
Class R6	1,000.00	756.20	5.27	1,019.21	6.06	1.19

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2022 through October 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21	Invesco Greater China Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Greater China Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Hong Kong Limited currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the MSCI China All Shares Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that stock selection in and overweight allocation to certain Chinese companies and sectors were the primary detractors from Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense

22	Invesco Greater China Fund

group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the Fund’s contractual management fee schedule was reduced at certain breakpoint levels effective 2021. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted

that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

23	Invesco Greater China Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

Federal and State Income Tax
Qualified Dividend Income*	91.02%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.06%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Foreign Taxes	$0.0450	per share
Foreign Source Income	$0.7057	per share

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24	Invesco Greater China Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Greater China Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	189	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Greater China Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	189	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Greater China Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Greater China Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-5	Invesco Greater China Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103-7018

Investment Adviser

Invesco Advisers, Inc.

1555 Peachtree Street, N.E.

Atlanta, GA 30309

Counsel to the Independent Trustees

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

Distributor

Invesco Distributors, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Transfer Agent

Invesco Investment Services, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Auditors

PricewaterhouseCoopers LLP

1000 Louisiana Street, Suite 5800

Houston, TX 77002-5021

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110-2801

T-6	Invesco Greater China Fund

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338                             Invesco Distributors, Inc.                                                                                                   CHI-AR-1

Annual Report to Shareholders	October 31, 2022

Invesco Health Care Fund

Nasdaq:

A: GGHCX ∎ C: GTHCX ∎ Y: GGHYX ∎ Investor: GTHIX ∎ R6: GGHSX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

10	Financial Statements

13	Financial Highlights

14	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Fund Expenses

22	Approval of Investment Advisory and Sub-Advisory Contracts

24	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2022, Class A shares of Invesco Health Care Fund (the Fund), at net asset value (NAV), underperformed the S&P Composite 1500 Health Care Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/21 to 10/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-14.72%
Class C Shares	-15.35
Class Y Shares	-14.51
Investor Class Shares	-14.71
Class R6 Shares	-14.40
MSCI World Index▼ (Broad Market Index)	-18.48
S&P Composite 1500 Health Care Index▼ (Style-Specific Index)	-0.76

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

The fiscal year began with continued volatility in equity markets in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemicrelated supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil rose,1 causing higher gas prices for consumers, and the Consumer Price Index (CPI) reported for November 2021 increased 0.8%, resulting in a 6.8% increase over the prior 12 months, the highest since 1982.2 To combat inflation, the US Federal Reserve (the Fed) announced the potential for three or more interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at the 2021 year-end.

    Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflation pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.1 Inflation continued to be a top concern for consumers, investors and the Fed. To combat inflation, the Fed raised the federal funds rate by one-quarter percentage point in March and the Fed indicated it would “taper” its asset purchase program quickly.3

    As the war in Ukraine continued and corporate earnings in high-profile names like Netflix reported slowing growth and profits, the equity markets sold off for much of April 2022. The downward direction of the equity markets continued into second quarter of 2022 amid record inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the CPI rose by yet another 40-year high to 8.6% for the twelve months ended May 2022.2 Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.1 To tame inflation, the Fed raised the benchmark federal funds rate three more times, by 0.50% in May, by 0.75% in June and another 0.75% in July, which were the largest increases in nearly 30 years.3 US equity markets rose in July and August until Fed chairman Jerome Powell’s hawkish comments at an economic policy symposium held in Jackson Hole, which sparked a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.3

    After experiencing a sharp drop in September 2022, US equity markets rebounded in October with strong gains, despite mixed data on the economy and corporate earnings. Inflation data reported in October came in higher than expected, and the labor market remained strong, with payroll employment gains and a decline in the unemployment rate to a near record low of 3.5% in September.2 The initial estimate of third quarter real gross domestic product showed an increase of 2.6% (annualized) after falling in the prior two quarters, but the headline number masked a drop in demand and investment. Corporate earnings were generally in line with expectations, but many companies’ forward earnings guidance was weaker than expected.

    In this environment, US stocks had negative double-digit returns for the fiscal year of -14.61%, as measured by the S&P 500 Index.4

    During the fiscal year, the Fund’s Class A shares at NAV underperformed the S&P Composite 1500 Health Care Index. Underperformance was mainly attributed to weaker stock selection in biotechnology and health care equipment. This was partially offset by our overweight allocation and stock selection within managed care.

    At the stock level, the top three individual contributors to absolute Fund performance during the fiscal year were Eli Lilly, United-Health and Elevance Health. All three companies benefited from the general outperformance of the pharmaceutical and managed care industries as they are typically viewed as defensive industries in down markets. Eli Lilly, a large cap pharmaceuticals company, also reported positive data for its drug Tirzepatide and received the U.S. Food and Drug Administration’s approval to use the drug for adults with type 2 diabetes. UnitedHealth and Elevance Health, both managed care companies, reported strong earnings reports that exceeded expectations during the fiscal year.

    At the stock level, the top three individual detractors from absolute Fund performance during the fiscal year were Intuitive Surgical, IDEXX Laboratories and Thermo Fisher Scientific. Intuitive Surgical, maker of health care robotic products used in surgeries, fell in sympathy with the market sell-off during the COVID-19 winter surge of 2021 with the Omicron variant. IDEXX Laboratories makes products and services to test and diagnose companion animals, livestock and poultry and to test water and dairy. The stock declined because clinical veterinary visits have decreased due to capacity constraints. However, demand for veterinary care remains strong. Thermo Fisher Scientific, a provider of life science instruments and consumables, was affected from the general underperformance of the life science tools and services industry experienced during the fiscal year.

    We invest in premier health care companies that we believe are positioned to compound multi-year growth. We combine in-depth health care experience with bottom-up fundamental analysis to evaluate company management, identify growth prospects and manage risk.

    We thank you for your investment in the Invesco Health Care Fund.

1 Source: Bloomberg LP

2 Source: US Bureau of Labor Statistics

3 Source: US Federal Reserve

4 Source: Lipper Inc.

Portfolio manager(s):

Justin Livengood

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be

2	Invesco Health Care Fund

relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Health Care Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/12

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Health Care Fund

Average Annual Total Returns
As of 10/31/22, including maximum applicable sales charges

Class A Shares
Inception (8/7/89)	10.06%
10 Years	9.67
5 Years	6.53
1 Year	-19.41

Class C Shares
Inception (3/1/99)	8.25%
10 Years	9.63
5 Years	6.94
1 Year	-15.91

Class Y Shares
Inception (10/3/08)	10.00%
10 Years	10.56
5 Years	8.01
1 Year	-14.51

Investor Class Shares
Inception (7/15/05)	8.17%
10 Years	10.29
5 Years	7.74
1 Year	-14.71

Class R6 Shares
10 Years	10.49%
5 Years	8.09
1 Year	-14.40

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares, Investor Class shares and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Health Care Fund

Supplemental Information

Invesco Health Care Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎	The S&P Composite 1500® Health Care Index comprises those companies included in the S&P Composite 1500 that are classified as members of the GICS® Health Care sector.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Health Care Fund

Fund Information

Portfolio Composition

By industry, based on Net Assets

Pharmaceuticals	21.80%

Managed Health Care	20.87

Biotechnology	19.47

Health Care Equipment	12.82

Life Sciences Tools & Services	11.38

Health Care Distributors	4.20

Health Care Services	2.33

Other Sectors, Each Less than 2% of Net Assets	3.06

Money Market Funds Plus Other Assets Less Liabilities	4.07

Top 10 Equity Holdings*

		% of total net assets

1.	UnitedHealth Group, Inc.	9.79%

2.	Eli Lilly and Co.	6.84

3.	Elevance Health, Inc.	5.59

4.	Merck & Co., Inc.	4.53

5.	AbbVie, Inc.	3.94

6.	Danaher Corp.	3.79

7.	Humana, Inc.	3.46

8.	Thermo Fisher Scientific, Inc.	3.40

9.	Vertex Pharmaceuticals, Inc.	2.97

10.	Novo Nordisk A/S, Class B	2.89

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2022.

7	Invesco Health Care Fund

Schedule of Investments(a)

October 31, 2022

	Shares	Value

Common Stocks & Other Equity Interests–95.93%
Biotechnology–19.47%
AbbVie, Inc.	363,972	$53,285,501

Alnylam Pharmaceuticals, Inc.(b)	58,114	12,044,708

Amgen, Inc.	87,006	23,522,072

Argenx SE, ADR (Netherlands)(b)	36,795	14,273,884

BioCryst Pharmaceuticals, Inc.(b)(c)	204,428	2,729,114

Biogen, Inc.(b)	16,331	4,628,859

Cytokinetics, Inc.(b)(c)	36,250	1,582,675

Genmab A/S, ADR (Denmark)(b)(c)	190,320	7,329,223

Gilead Sciences, Inc.	111,044	8,712,512

Halozyme Therapeutics, Inc.(b)(c)	183,104	8,754,202

Horizon Therapeutics PLC(b)	89,636	5,586,115

Incyte Corp.(b)	165,438	12,298,661

Karuna Therapeutics, Inc.(b)	13,882	3,044,878

Legend Biotech Corp., ADR(b)(c)	74,591	3,716,124

Myovant Sciences Ltd.(b)	145,262	3,884,306

Natera, Inc.(b)(c)	46,434	2,180,541

Neurocrine Biosciences, Inc.(b)	98,041	11,286,480

Regeneron Pharmaceuticals, Inc.(b)	40,773	30,528,784

Seagen, Inc.(b)	46,409	5,901,368

United Therapeutics Corp.(b)	33,404	7,700,624

Vertex Pharmaceuticals, Inc.(b)	128,669	40,144,728

		263,135,359

Health Care Distributors–4.20%
AmerisourceBergen Corp.	172,439	27,110,859

McKesson Corp.	76,200	29,669,994

		56,780,853

Health Care Equipment–12.82%
AtriCure, Inc.(b)	74,734	3,147,796

Axonics, Inc.(b)	95,297	6,970,023

Becton, Dickinson and Co.	51,515	12,155,995

Boston Scientific Corp.(b)	580,640	25,031,390

DexCom, Inc.(b)	149,524	18,059,509

Edwards Lifesciences Corp.(b)	103,727	7,512,947

Globus Medical, Inc., Class A(b)(c)	111,124	7,445,308

IDEXX Laboratories, Inc.(b)	8,682	3,122,742

Inari Medical, Inc.(b)(c)	74,514	5,732,362

Inspire Medical Systems, Inc.(b)	38,074	7,422,526

Insulet Corp.(b)	42,958	11,117,960

Intuitive Surgical, Inc.(b)	85,686	21,119,028

iRhythm Technologies, Inc.(b)	39,941	5,092,078

ResMed, Inc.	27,166	6,076,762

Shockwave Medical, Inc.(b)	52,680	15,443,142

Stryker Corp.	77,801	17,835,101

		173,284,669

Health Care Facilities–1.84%
Acadia Healthcare Co., Inc.(b)	107,696	8,755,685

HCA Healthcare, Inc.	31,985	6,955,778

Surgery Partners, Inc.(b)(c)	230,242	6,260,280

Tenet Healthcare Corp.(b)	65,620	2,910,903

		24,882,646

	Shares	Value

Health Care Services–2.33%
AMN Healthcare Services, Inc.(b)	57,090	$7,164,795

CVS Health Corp.	149,503	14,157,934

Option Care Health, Inc.(b)	213,466	6,459,481

Privia Health Group, Inc.(b)(c)	110,010	3,683,135

		31,465,345

Health Care Supplies–0.79%
Alcon, Inc. (Switzerland)	86,008	5,218,966

Lantheus Holdings, Inc.(b)	29,063	2,150,371

Silk Road Medical, Inc.(b)	75,913	3,346,245

		10,715,582

Health Care Technology–0.43%
Doximity, Inc., Class A(b)(c)	42,092	1,114,175

Evolent Health, Inc., Class A(b)	147,949	4,706,258

		5,820,433

Life Sciences Tools & Services–11.38%
Agilent Technologies, Inc.	43,527	6,021,961

Bio-Techne Corp.	13,709	4,061,428

Danaher Corp.	203,569	51,232,210

IQVIA Holdings, Inc.(b)	37,393	7,840,190

Lonza Group AG (Switzerland)	4,584	2,356,582

Maravai LifeSciences Holdings, Inc., Class A(b)	147,526	2,448,932

Medpace Holdings, Inc.(b)(c)	24,222	5,376,800

Mettler-Toledo International, Inc.(b)	6,911	8,741,931

Repligen Corp.(b)(c)	87,611	15,988,131

Thermo Fisher Scientific, Inc.	89,236	45,864,627

West Pharmaceutical Services, Inc.	16,870	3,881,787

		153,814,579

Managed Health Care–20.87%
Elevance Health, Inc.	138,152	75,537,369

HealthEquity, Inc.(b)(c)	102,823	8,010,940

Humana, Inc.	83,775	46,753,152

Molina Healthcare, Inc.(b)	54,445	19,538,133

UnitedHealth Group, Inc.	238,401	132,348,315

		282,187,909

Pharmaceuticals–21.80%
AstraZeneca PLC (United Kingdom)	39,053	4,581,717

AstraZeneca PLC, ADR (United Kingdom)	541,560	31,849,144

Eli Lilly and Co.	255,385	92,472,355

Harmony Biosciences Holdings, Inc.(b)(c)	36,308	1,888,016

Intra-Cellular Therapies, Inc.(b)	81,057	3,701,873

Merck & Co., Inc.	604,862	61,212,034

Novo Nordisk A/S, Class B (Denmark)	359,549	39,074,081

Pacira BioSciences, Inc.(b)(c)	40,130	2,077,129

Pfizer, Inc.	644,881	30,019,210

Roche Holding AG	23,046	7,659,363

Royalty Pharma PLC, Class A	311,378	13,177,517

Zoetis, Inc.	46,551	7,018,960

		294,731,399

Total Common Stocks & Other Equity Interests (Cost $937,083,207)		1,296,818,774

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Health Care Fund

	Shares	Value

Money Market Funds–3.59%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(d)(e)	16,763,030	$16,763,030

Invesco Liquid Assets Portfolio, Institutional Class, 3.03%(d)(e)	12,621,828	12,624,352

Invesco Treasury Portfolio, Institutional Class, 3.08%(d)(e)	19,157,749	19,157,749

Total Money Market Funds (Cost $48,539,966)		48,545,131

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.52% (Cost $985,623,173)		1,345,363,905

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.80%
Invesco Private Government Fund, 3.18%(d)(e)(f)	10,015,507	$10,015,507

Invesco Private Prime Fund, 3.28%(d)(e)(f)	27,798,816	27,798,816

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $37,814,313)		37,814,323

TOTAL INVESTMENTS IN SECURITIES–102.32% (Cost $1,023,437,486)		1,383,178,228

OTHER ASSETS LESS LIABILITIES–(2.32)%		(31,338,709)

NET ASSETS–100.00%		$1,351,839,519

Investment Abbreviations:

ADR – American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$ 9,024,801	$112,819,754	$(105,081,525)	$ -	$ -	$16,763,030	$ 161,443

Invesco Liquid Assets Portfolio, Institutional Class	7,098,845	80,585,538	(75,058,232)	3,345	(5,144)	12,624,352	122,465

Invesco Treasury Portfolio, Institutional Class	10,314,059	128,936,862	(120,093,172)	-	-	19,157,749	176,475

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	20,776,049	185,877,046	(196,637,588)	-	-	10,015,507	171,513*

Invesco Private Prime Fund	48,477,448	381,298,818	(401,963,004)	10	(14,456)	27,798,816	481,026*

Total	$95,691,202	$889,518,018	$(898,833,521)	$3,355	$(19,600)	$86,359,454	$1,112,922

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Health Care Fund

Statement of Assets and Liabilities

October 31, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $937,083,207)*	$1,296,818,774

Investments in affiliated money market funds, at value (Cost $86,354,279)	86,359,454

Foreign currencies, at value (Cost $1,028)	930

Receivable for:
Investments sold	9,618,219

Fund shares sold	165,676

Dividends	2,088,514

Investment for trustee deferred compensation and retirement plans	177,574

Other assets	53,094

Total assets	1,395,282,235

Liabilities:

Payable for:
Investments purchased	3,816,999

Fund shares reacquired	770,885

Amount due custodian	3,540

Collateral upon return of securities loaned	37,814,313

Accrued fees to affiliates	646,070

Accrued trustees’ and officers’ fees and benefits	1,152

Accrued other operating expenses	153,183

Trustee deferred compensation and retirement plans	236,574

Total liabilities	43,442,716

Net assets applicable to shares outstanding	$1,351,839,519

Net assets consist of:

Shares of beneficial interest	$1,020,812,291

Distributable earnings	331,027,228

$1,351,839,519

Net Assets:

Class A	$696,307,857

Class C	$20,023,114

Class Y	$46,087,474

Investor Class	$588,159,404

Class R6	$1,261,670

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	20,398,929

Class C	1,138,296

Class Y	1,301,394

Investor Class	17,226,330

Class R6	35,483

Class A:
Net asset value per share	$34.13

Maximum offering price per share (Net asset value of $34.13 ÷ 94.50%)	$36.12

Class C:
Net asset value and offering price per share	$17.59

Class Y:
Net asset value and offering price per share	$35.41

Investor Class:
Net asset value and offering price per share	$34.14

Class R6:
Net asset value and offering price per share	$35.56

* At October 31, 2022, securities with an aggregate value of $36,979,548 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Health Care Fund

Statement of Operations

For the year ended October 31, 2022

Investment income:

Dividends (net of foreign withholding taxes of $169,789)	$12,245,272

Dividends from affiliated money market funds (includes net securities lending income of $72,886)	533,269

Total investment income	12,778,541

Expenses:

Advisory fees	8,993,881

Administrative services fees	204,725

Custodian fees	76,554

Distribution fees:
Class A	1,863,318

Class C	228,914

Investor Class	1,563,095

Transfer agent fees - A, C, Y and Investor	1,805,680

Transfer agent fees - R6	444

Trustees’ and officers’ fees and benefits	32,865

Registration and filing fees	105,864

Reports to shareholders	73,738

Professional services fees	59,167

Other	19,515

Total expenses	15,027,760

Less: Fees waived and/or expense offset arrangement(s)	(42,715)

Net expenses	14,985,045

Net investment income (loss)	(2,206,504)

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	(27,620,525)

Affiliated investment securities	(19,600)

Foreign currencies	27,395

(27,612,730)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(219,539,556)

Affiliated investment securities	3,355

Foreign currencies	(80,489)

(219,616,690)

Net realized and unrealized gain (loss)	(247,229,420)

Net increase (decrease) in net assets resulting from operations	$(249,435,924)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Health Care Fund

Statement of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	2022	2021

Operations:
Net investment income (loss)	$(2,206,504)	$(4,051,113)

Net realized gain (loss)	(27,612,730)	353,783,297

Change in net unrealized appreciation (depreciation)	(219,616,690)	45,114,847

Net increase (decrease) in net assets resulting from operations	(249,435,924)	394,847,031

Distributions to shareholders from distributable earnings:
Class A	(175,765,430)	(51,038,869)

Class C	(9,290,808)	(3,032,486)

Class Y	(11,596,963)	(3,235,578)

Investor Class	(146,619,587)	(42,472,982)

Class R6	(399,985)	(48,621)

Total distributions from distributable earnings	(343,672,773)	(99,828,536)

Share transactions–net:
Class A	104,833,962	1,975,758

Class C	4,224,192	(2,348,157)

Class Y	5,704,868	6,894,946

Investor Class	96,663,657	(1,056,978)

Class R6	(232,412)	1,657,633

Net increase in net assets resulting from share transactions	211,194,267	7,123,202

Net increase (decrease) in net assets	(381,914,430)	302,141,697

Net assets:
Beginning of year	1,733,753,949	1,431,612,252

End of year	$1,351,839,519	$1,733,753,949

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Health Care Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/22	$50.30	$(0.05)	$(6.19)	$(6.24)	$ -	$(9.93)	$(9.93)	$34.13	(14.73)%	$696,308	1.04%	1.04%	(0.16)%	44%
Year ended 10/31/21	41.82	(0.11)	11.49	11.38	(0.01)	(2.89)	(2.90)	50.30	28.20	896,054	1.02	1.02	(0.24)	78
Year ended 10/31/20	38.59	0.03	4.67	4.70	(0.10)	(1.37)	(1.47)	41.82	12.32	740,884	1.06	1.06	0.08	17
Year ended 10/31/19	37.89	0.08	3.52	3.60	-	(2.90)	(2.90)	38.59	10.46	700,483	1.08	1.08	0.22	11
Year ended 10/31/18	37.84	(0.02)	2.52	2.50	-	(2.45)	(2.45)	37.89	7.03	687,513	1.09	1.09	(0.06)	36
Class C
Year ended 10/31/22	31.06	(0.17)	(3.37)	(3.54)	-	(9.93)	(9.93)	17.59	(15.35)	20,023	1.79	1.79	(0.91)	44
Year ended 10/31/21	26.99	(0.29)	7.25	6.96	-	(2.89)	(2.89)	31.06	27.26	29,391	1.77	1.77	(0.99)	78
Year ended 10/31/20	25.48	(0.18)	3.06	2.88	-	(1.37)	(1.37)	26.99	11.46	27,720	1.81	1.81	(0.67)	17
Year ended 10/31/19	26.20	(0.13)	2.31	2.18	-	(2.90)	(2.90)	25.48	9.62	24,570	1.83	1.83	(0.53)	11
Year ended 10/31/18	27.10	(0.21)	1.76	1.55	-	(2.45)	(2.45)	26.20	6.24	45,895	1.84	1.84	(0.81)	36
Class Y
Year ended 10/31/22	51.69	0.04	(6.39)	(6.35)	-	(9.93)	(9.93)	35.41	(14.51)	46,087	0.79	0.79	0.09	44
Year ended 10/31/21	42.90	0.00	11.79	11.79	(0.11)	(2.89)	(3.00)	51.69	28.52	60,527	0.77	0.77	0.01	78
Year ended 10/31/20	39.54	0.14	4.79	4.93	(0.20)	(1.37)	(1.57)	42.90	12.62	43,816	0.81	0.81	0.33	17
Year ended 10/31/19	38.67	0.18	3.59	3.77	-	(2.90)	(2.90)	39.54	10.70	38,519	0.83	0.83	0.47	11
Year ended 10/31/18	38.47	0.07	2.58	2.65	-	(2.45)	(2.45)	38.67	7.32	36,930	0.84	0.84	0.19	36
Investor Class
Year ended 10/31/22	50.31	(0.05)	(6.19)	(6.24)	-	(9.93)	(9.93)	34.14	(14.73)	588,159	1.04	1.04	(0.16)	44
Year ended 10/31/21	41.83	(0.11)	11.49	11.38	(0.01)	(2.89)	(2.90)	50.31	28.20	745,607	1.02	1.02	(0.24)	78
Year ended 10/31/20	38.60	0.03	4.67	4.70	(0.10)	(1.37)	(1.47)	41.83	12.33	618,818	1.06	1.06	0.08	17
Year ended 10/31/19	37.90	0.08	3.52	3.60	-	(2.90)	(2.90)	38.60	10.45	597,301	1.08	1.08	0.22	11
Year ended 10/31/18	37.85	(0.02)	2.52	2.50	-	(2.45)	(2.45)	37.90	7.03	583,069	1.09	1.09	(0.06)	36
Class R6
Year ended 10/31/22	51.82	0.07	(6.40)	(6.33)	-	(9.93)	(9.93)	35.56	(14.42)	1,262	0.69	0.69	0.19	44
Year ended 10/31/21	42.97	0.04	11.83	11.87	(0.13)	(2.89)	(3.02)	51.82	28.66	2,174	0.69	0.69	0.09	78
Year ended 10/31/20	39.61	0.16	4.79	4.95	(0.22)	(1.37)	(1.59)	42.97	12.65	374	0.77	0.77	0.37	17
Year ended 10/31/19	38.71	0.20	3.60	3.80	-	(2.90)	(2.90)	39.61	10.77	52	0.77	0.77	0.53	11
Year ended 10/31/18	38.49	0.09	2.58	2.67	-	(2.45)	(2.45)	38.71	7.37	41	0.79	0.79	0.24	36

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Health Care Fund

Notes to Financial Statements

October 31, 2022

NOTE 1–Significant Accounting Policies

Invesco Health Care Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Investor Class and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.

14	Invesco Health Care Fund

Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2022, the Fund paid the Adviser $3,098 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliated money market funds on the Statement of Operations.

15	Invesco Health Care Fund

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks – The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the market for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.

M.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 350 million	0.750%

Next $350 million	0.650%

Next $1.3 billion	0.550%

Next $2 billion	0.450%

Next $2 billion	0.400%

Next $2 billion	0.375%

Over $8 billion	0.350%

For the year ended October 31, 2022, the effective advisory fee rate incurred by the Fund was 0.62%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Investor Class and Class R6 shares to 2.00%, 2.75%, 1.75%, 2.00% and 1.75% of the Fund’s average daily net assets (the “expense limits”), respectively.In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

16	Invesco Health Care Fund

For the year ended October 31, 2022, the Adviser waived advisory fees of $35,692.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Investor Class and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2022, expenses incurred under the Plan are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2022, IDI advised the Fund that IDI retained $86,632 in front-end sales commissions from the sale of Class A shares and $584 and $1,513 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended October 31, 2022, the Fund incurred $31,776 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$1,243,147,031	$53,671,743	$-	$1,296,818,774

Money Market Funds	48,545,131	37,814,323	-	86,359,454

Total Investments	$1,291,692,162	$91,486,066	$-	$1,383,178,228

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $7,023.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

17	Invesco Health Care Fund

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021

Ordinary income*	$-	$16,339,203

Long-term capital gain	343,672,773	83,489,333

Total distributions	$343,672,773	$99,828,536

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Net unrealized appreciation — investments	$356,317,662

Net unrealized appreciation (depreciation) — foreign currencies	(65,322)

Temporary book/tax differences	(186,286)

Capital loss carryforward	(25,038,826)

Shares of beneficial interest	1,020,812,291

Total net assets	$1,351,839,519

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$25,038,826	$-	$25,038,826

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2022 was $620,128,346 and $779,504,061, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$387,047,501

Aggregate unrealized (depreciation) of investments	(30,729,839)

Net unrealized appreciation of investments	$356,317,662

Cost of investments for tax purposes is $1,026,860,566.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on October 31, 2022, undistributed net investment income (loss) was increased by $5,044,221, undistributed net realized gain (loss) was increased by $67,759 and shares of beneficial interest was decreased by $5,111,980. This reclassification had no effect on the net assets of the Fund.

18	Invesco Health Care Fund

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	1,020,924	$37,178,045	1,021,136	$47,149,711

Class C	241,467	4,562,878	253,829	7,316,274

Class Y	292,440	10,821,049	355,766	16,886,586

Investor Class	141,992	5,399,582	137,542	6,363,951

Class R6	9,899	373,272	34,237	1,708,753

Issued as reinvestment of dividends:
Class A	4,091,961	158,317,977	1,048,926	46,121,227

Class C	440,490	8,840,630	103,744	2,835,324

Class Y	233,867	9,366,384	62,753	2,829,545

Investor Class	3,463,003	134,018,202	899,683	39,568,061

Class R6	7,307	293,596	980	44,284

Automatic conversion of Class C shares to Class A shares:
Class A	73,766	2,605,013	138,688	6,338,338

Class C	(141,001)	(2,605,013)	(223,346)	(6,338,338)

Reacquired:
Class A	(2,601,958)	(93,267,073)	(2,111,190)	(97,633,518)

Class C	(348,834)	(6,574,303)	(215,019)	(6,161,417)

Class Y	(395,818)	(14,482,565)	(269,011)	(12,821,185)

Investor Class	(1,199,075)	(42,754,127)	(1,012,104)	(46,988,990)

Class R6	(23,683)	(899,280)	(1,953)	(95,404)

Net increase in share activity	5,306,747	$211,194,267	224,661	$7,123,202

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 7% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19	Invesco Health Care Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Health Care Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Health Care Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20	Invesco Health Care Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,008.60	$5.37	$1,019.86	$5.40	1.06%
Class C	1,000.00	1,005.10	9.15	1,016.08	9.20	1.81
Class Y	1,000.00	1,010.00	4.10	1,021.12	4.13	0.81
Investor Class	1,000.00	1,008.90	5.37	1,019.86	5.40	1.06
Class R6	1,000.00	1,010.80	3.60	1,021.63	3.62	0.71

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2022 through October 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21	Invesco Health Care Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Health Care Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the S&P Composite 1500 Health Care Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period and the fourth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and five year periods and reasonably comparable to the performance of the Index for the three year period. The Board noted that the Fund underwent a portfolio management change in November 2021. The Board noted that stock selection in certain health care sub-sectors detracted from longer-term Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

22	Invesco Health Care Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that there were only five funds (including the Fund) in the expense group.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

23	Invesco Health Care Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$343,672,773
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24	Invesco Health Care Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic

Connection (non-profit)

Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			189	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	189	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg –1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers – (continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021
Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco Health Care Fund

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	GHC-AR-1

Annual Report to Shareholders	October 31, 2022

Invesco International Bond Fund

Nasdaq:

A: OIBAX ∎ C: OIBCX ∎ R: OIBNX ∎ Y: OIBYX ∎ R5: INBQX ∎ R6: OIBIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Consolidated Schedule of Investments

25	Consolidated Financial Statements

28	Consolidated Financial Highlights

29	Notes to Consolidated Financial Statements

40	Report of Independent Registered Public Accounting Firm

41	Fund Expenses

42	Approval of Investment Advisory and Sub-Advisory Contracts

44	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2022, Class A shares of Invesco International Bond Fund (the Fund), at net asset value (NAV), outperformed the FTSE Non-U.S. Dollar World Government Bond Index.

  Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/21 to 10/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-19.50%
Class C Shares	-20.21
Class R Shares	-19.59
Class Y Shares	-19.49
Class R5 Shares	-19.23
Class R6 Shares	-19.25
FTSE Non-U.S. Dollar World Government Bond Index▼	-27.64
JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index▼	-20.27
JP Morgan EMBI Global Diversified Index▼	-24.19
Custom Invesco International Bond Index∎	-24.71

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.

Market conditions and your Fund

During the fiscal year ended October 31, 2022, global fixed-income markets remained volatile due to a series of shocks to financial markets from the Russia-Ukraine war, high commodity prices, high inflation, rapid monetary policy tightening, recession fears and slowing growth in China. Throughout the year, inflation data continued to surprise on the upside, leading both developed market (DM) and emerging market (EM) central banks to hike interest rates aggressively, prompting negative returns across fixed-income markets. In particular, the US Federal Reserve (the Fed) raised policy rates (which have a global impact) during the fiscal year at a pace and scale not seen in the past two decades. This prompted the US dollar to rise considerably over the fiscal year and generated uncertainty on the degree to which EM central banks would need to continue hiking despite getting an earlier start last fiscal year.

    Towards the end of 2021, concerns about inflation were already heightened, although the Fed left policy rates unchanged in the fourth quarter. They indicated accommodative policies were coming to an end and announced the reduction of their monthly bond purchase program. In the first quarter of 2022, conflict and uncertainty drove sharp moves across risk assets following Russia’s invasion of Ukraine. As commodity prices spiked, this exacerbated existing inflationary pressures and forced several central banks to adopt a more hawkish stance. Global monetary policy divergence persisted, as most emerging markets (aside from China) seemed closer to the end of their interest rate hiking cycles, while various developed markets were in different stages. Elevated inflation and a tight labor market led the Fed to officially commence its rate hiking cycle and the Bank of England raised rates twice after their initial increase in December, while China signaled a potential increase in its monetary policy accommodation. The US dollar ended the first quarter of 2022, 2.3% higher.1

    In the second quarter of 2022, capital markets were preoccupied with surging inflation that prompted the Fed and subsequently the European Central Bank and Reserve Bank of Australia, to shift toward tighter monetary policy. EM central banks across Latin America and Central Europe followed suit, alongside elevated food and energy prices. Toward the end of June, market focus shifted from inflation fears and the prospect of increasingly aggressive interest rate hikes to recession fears and the anticipation of lower rates. Though US and European economies were already decelerating, growth in Asia remained relatively resilient, supported by post-COVID-19 reopenings, despite some drag from lingering lockdowns in China, which is typically the region’s main driver. The US dollar rose considerably in April, fell slightly in May and then rose again in June, ending the second quarter of 2022 almost 6.5% higher.1

    The third quarter of 2022 began with a relief rally in July as markets anticipated slowing inflation and possible rate cuts by the Fed in 2023. This narrative quickly reversed course in August and September of 2022 on the back of continued geopolitical uncertainty, rising concerns of a global economic slowdown and persistent elevated inflation. As a result, central banks continued their aggressive rate hiking cycles, with the Fed hiking 1.5%, the European Central Bank hiking 1.25% and the Bank of England hiking 1%. In emerging markets, central banks in Asia, Central and Eastern Europe and Latin America all raised their interest rates, though it seemed like central banks such as Brazil and Hungary might be reaching the end of their hiking cycles. While global growth indicators continued to slow, European concerns about an energy crisis heading into winter lingered and China’s lackluster re-opening dynamics remained intact, central banks continued to prioritize bringing down inflation over supporting growth. These conditions contributed to the US dollar’s rapid rise, increasing slightly in July and reaching 20-year highs in August and September, ending the third quarter of 2022 almost 7.1% higher.1

    Compared to the Custom Invesco International Bond Index, the Fund’s interest rate and foreign currency exposure contributed positively to relative Fund performance, while credit exposure detracted. The top contributors to relative Fund performance were interest rate positioning in Germany, positioning in the Japanese Yen and interest rate positioning in Brazil, while the top detractors were interest rate positioning in the European Union, positioning in the Argentinian Peso and the overall yield curve positioning.

    Entering 2022, portfolio positioning favored emerging market rates and foreign currency (FX) exposure given high emerging markets nominal interest rates, with an expectation of inflation being less persistent. As global inflation was exacerbated by the Russia-Ukraine conflict and a delayed reopening in China, developed market central banks were forced to raise rates aggressively, which in turn impacted central bank expectations in emerging markets. While we have seen considerable market volatility this year from the rapid repricing of inflation expectations and the path of US interest rates, we anticipate the value created from an income and total return perspective is meaningful. A year ago, EM monetary policy rates averaged around 3.25%, while today the average policy rate is over 6.75%,1 though there is divergence across regions. We believe the conditions are aligning for international fixed-income to potentially outperform over the next two to three years, led by EMs.

    After hiking considerably in 2021, EM central banks may be approaching their interest rate peaks (having started their hiking cycles ahead of developed markets) and we expect the growth picture for emerging markets to remain stronger than that of the US and Europe, where a growth revival could take some time. While uncertainty on the path of US interest rates has prevented markets from unlocking the value we see in emerging markets so far, we believe the path of US interest rates should soon become clearer and inflation expectations in emerging markets should become more anchored. With average EM inflation already lower than US inflation, this makes the real-rate differential compelling. Additionally, with the US dollar recently reaching 40-year highs and the Fed getting closer to the end of its hiking cycle, we may be seeing signs of stability and reversal. A

2	Invesco International Bond Fund

decline in the US dollar could serve as a tailwind for international markets.

    Overall, we believe individual country dynamics will drive performance going forward and we expect the dispersion in returns between countries will be larger than in the past, which argues for an actively managed approach such as ours. We believe this is a fertile landscape to extract performance alpha in the asset class, particularly as the Fed’s monetary policy trajectory becomes more visible and we remain focused on capitalizing on it.

    Please note that we implemented our strategy using derivative instruments, including futures, forwards, swaps and options. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the fiscal year entailed purchasing and selling credit and currency derivatives. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management was carried out via currency forwards and options on an as-needed basis and we believe this strategy was effective in managing the currency positioning within the Fund.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tend to fall. The risk may be greater in the current market environment. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon, and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain investments held by the Fund.

    Thank you for investing in Invesco International Bond Fund.

1  Source: Bloomberg LP

Portfolio manager(s):

Hemant Baijal

Chris Kelly

Wim Vandenhoeck

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco International Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/12

1  Source: RIMES Technologies Corp.

2  Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco International Bond Fund

Average Annual Total Returns
As of 10/31/22, including maximum applicable sales charges
Class A Shares
Inception (6/15/95)	5.08%
10 Years	-1.67
5 Years	-4.93
1 Year	-22.99

Class C Shares
Inception (6/15/95)	5.00%
10 Years	-1.83
5 Years	-4.86
1 Year	-20.99

Class R Shares
Inception (3/1/01)	4.25%
10 Years	-1.50
5 Years	-4.36
1 Year	-19.59

Class Y Shares
Inception (9/27/04)	3.15%
10 Years	-1.01
5 Years	-3.91
1 Year	-19.49

Class R5 Shares
10 Years	-1.13%
5 Years	-3.89
1 Year	-19.23

Class R6 Shares
Inception (1/27/12)	-0.22%
10 Years	-0.85
5 Years	-3.78
1 Year	-19.25

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer International Bond Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer International Bond Fund. Note: The Fund was subsequently renamed the Invesco International Bond Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco International Bond Fund

Supplemental Information

Invesco International Bond Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Custom Invesco International Bond Index is an index composed of 50% FTSE Non-U.S. Dollar World Government Bond Index, 30% JPMorgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index and 20% JP Morgan EMBI Global Diversified Index.

∎	The FTSE Non-U.S. Dollar World Government Bond Index is a broad benchmark providing exposure to the global sovereign fixed income market, excluding the US.
∎

The JP Morgan Government Bond Index–Emerging Markets (GBI-EM) Global Diversified Index is a comprehensive global local emerging markets index comprising liquid, fixed-rate, domestic currency government bonds.

∎

The JP Morgan EMBI Global Diversified Index is an unmanaged index that tracks the traded market for US-dollar-denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco International Bond Fund

Fund Information

Portfolio Composition

By security type		% of total net assets

Non-U.S. Dollar Denominated Bonds & Notes		50.44%

U.S. Dollar Denominated Bonds & Notes		18.53

Asset-Backed Securities		8.63

Options Purchased		5.63

U.S. Treasury Securities		2.01

Common Stocks & Other Equity Interests		1.97

Security Types Each Less Than 1% of Portfolio		0.53

Money Market Funds Plus Other Assets Less Liabilities		12.26

Top Five Debt Issuers*
		% of total net assets

1.	Brazil Notas do Tesouro Nacional	11.68%

2.	Republic of South Africa Government Bond	7.00

3.	India Government Bond	4.47

4.	Colombian TES	3.89

5.	Mexican Bonos	3.83

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2022.

7	Invesco International Bond Fund

Consolidated Schedule of Investments

October 31, 2022

		Principal Amount	Value
Non-U.S. Dollar Denominated Bonds & Notes–50.44%(a)
Argentina–2.77%
Argentina Treasury Bond BONCER,

1.40%, 03/25/2023	ARS	500,000,000	$ 10,112,982

1.50%, 03/25/2024	ARS	600,000,000	10,624,739

2.00%, 11/09/2026	ARS	1,075,000,000	14,153,695

Argentine Bonos del Tesoro, 15.50%, 10/17/2026	ARS	135,000,000	195,850

Provincia de Buenos Aires Government Bonds, 72.74% (BADLAR + 3.75%), 04/12/2025(b)(c)	ARS	120,000,000	675,489

			35,762,755

Austria–0.15%

Erste Group Bank AG, 4.25%(b)(d)(e)	EUR	2,600,000	1,920,412

Belgium–1.28%
KBC Group N.V.,

4.25%(b)(d)(e)	EUR	7,000,000	5,789,484

4.75%(b)(d)(e)	EUR	2,800,000	2,638,293

Kingdom of Belgium Government Bond, Series 88, 1.70%, 06/22/2050(b)	EUR	11,137,000	8,096,753

			16,524,530

Brazil–11.86%
Brazil Notas do Tesouro Nacional,

10.00%, 01/01/2027	BRL	700,000,000	128,683,886

Series B, 6.00%, 05/15/2055	BRL	28,000,000	22,089,347

Swiss Insured Brazil Power Finance S.a r.l., 9.85%, 07/16/2032(b)	BRL	13,191,375	2,266,449

			153,039,682

Chile–0.95%

Bonos de la Tesoreria de la Republica en pesos, 2.80%, 10/01/2033(b)	CLP	16,000,000,000	12,237,042

China–1.53%

China Government Bond, 3.72%, 04/12/2051	CNY	130,000,000	19,727,432

Colombia–4.32%
Colombian TES,

Series B, 7.75%, 09/18/2030	COP	175,000,000,000	25,430,071

Series B, 7.25%, 10/18/2034	COP	47,750,000,000	6,055,170

Series B, 9.25%, 05/28/2042	COP	16,250,000,000	2,279,780

Series B, 7.25%, 10/26/2050	COP	151,500,000,000	16,461,748

		Principal Amount	Value
Colombia–(continued)

Fideicomiso PA Concesion Ruta al Mar, 6.75%, 02/15/2044(b)	COP	8,000,000,000	$ 894,963

Fideicomiso PA Costera, Series B, 6.25%, 01/15/2034(b)	COP	6,107,644,400	1,041,901

PA Autopista Rio Magdalena, 6.05%, 06/15/2036(b)	COP	23,500,000,000	3,653,795

			55,817,428

Egypt–0.40%

Egypt Government International Bond, 4.75%, 04/16/2026(b)	EUR	6,800,000	5,109,795

France–0.33%

Accor S.A., 4.38%(b)(d)(e)	EUR	2,500,000	2,161,487

Credit Agricole S.A., 7.50%(b)(d)(e)	GBP	1,968,000	2,122,898

			4,284,385

Germany–0.66%

Bayer AG, 2.38%, 11/12/2079(b)(d)	EUR	5,000,000	4,461,424

Deutsche Lufthansa AG, 4.38%, 08/12/2075(b)(d)	EUR	5,000,000	4,027,117

			8,488,541

Greece–0.95%

Hellenic Republic Government Bond,

1.88%, 01/24/2052(b)	EUR	21,400,000	11,968,596

Series GDP, 0.00%, 10/15/2042	EUR	107,000,000	248,495

			12,217,091

India–5.89%
India Government Bond,

8.40%, 07/28/2024	INR	1,997,000,000	24,673,992

8.15%, 11/24/2026	INR	500,000,000	6,201,564

6.54%, 01/17/2032	INR	1,000,000,000	11,355,743

7.26%, 08/22/2032	INR	1,300,000,000	15,511,582

State of Gujarat India, 7.52%, 05/24/2027	INR	500,000,000	6,051,241

State of Maharashtra India, 7.99%, 10/28/2025	INR	500,000,000	6,092,052

State of Tamil Nadu India, 8.53%, 03/09/2026	INR	500,000,000	6,203,024

			76,089,198

Italy–0.18%

Intesa Sanpaolo S.p.A., 7.75%(b)(d)(e)	EUR	2,500,000	2,345,168

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco International Bond Fund

		Principal Amount	Value
Ivory Coast–0.21%

Ivory Coast Government International Bond, 4.88%, 01/30/2032(b)	EUR	3,950,000	$ 2,752,848

Malaysia–0.55%

Malaysia Government Bond, Series 317, 4.76%, 04/07/2037	MYR	33,000,000	7,061,005

Mexico–3.83%
Mexican Bonos,

Series M, 7.75%, 05/29/2031	MXN	951,000,000	42,297,896

Series M 30, 8.50%, 11/18/2038	MXN	160,000,000	7,122,141

			49,420,037

Netherlands–0.81%

ABN AMRO Bank N.V., 4.38%(b)(d)(e)	EUR	2,500,000	2,205,885

Cooperatieve Rabobank U.A., 4.38%(b)(d)(e)	EUR	9,600,000	8,289,296

			10,495,181

New Zealand–0.85%

New Zealand Government Bond, Series 551, 2.75%, 05/15/2051	NZD	26,000,000	11,038,354

Poland–1.88%

Republic of Poland Government Bond, Series 432, 1.75%, 04/25/2032	PLN	200,000,000	24,270,543

Romania–0.19%

Romanian Government International Bond, 2.00%, 04/14/2033(b)	EUR	4,106,000	2,490,122

Russia–0.00%

Mos.ru, 5.00%, 08/22/2034	RUB	103,214,252	0

South Africa–7.00%
Republic of South Africa Government Bond,

Series 2030, 8.00%, 01/31/2030	ZAR	792,700,000	37,059,197

Series 2032, 8.25%, 03/31/2032	ZAR	533,300,000	23,927,551

Series 2037, 8.50%, 01/31/2037	ZAR	700,000,000	29,345,219

			90,331,967

Spain–1.35%

Banco Bilbao Vizcaya Argentaria S.A., 6.00%(b)(d)(e)	EUR	2,400,000	2,260,286
Banco Santander S.A.,

4.38%(b)(d)(e)	EUR	4,400,000	3,524,231

4.13%(d)(e)	EUR	2,000,000	1,447,161

		Principal Amount	Value
Spain–(continued)
CaixaBank S.A.,

5.25%(b)(d)(e)	EUR	2,000,000	$ 1,663,936

5.88%(b)(d)(e)	EUR	2,400,000	2,117,234

Repsol International Finance B.V., 3.75%(b)(d)(e)	EUR	2,500,000	2,280,367

Telefonica Europe B.V., 2.88%(b)(d)(e)	EUR	5,000,000	4,093,281

			17,386,496

Supranational–0.71%
African Development Bank,

0.00%, 04/05/2046(f)	ZAR	600,000,000	3,900,161

0.00%, 01/17/2050(f)	ZAR	310,000,000	1,543,687

International Finance Corp., 0.00%, 03/23/2038(f)	MXN	350,000,000	3,767,981

			9,211,829

Sweden–0.11%

Heimstaden Bostad AB, 3.38%(b)(d)(e)	EUR	2,500,000	1,409,244

Switzerland–0.16%

Dufry One B.V., 2.00%, 02/15/2027(b)	EUR	2,500,000	2,019,765

United Kingdom–1.52%
Barclays PLC,

6.38%(b)(d)(e)	GBP	2,025,000	2,061,014

7.13%(d)(e)	GBP	2,150,000	2,270,465

Gatwick Airport Finance PLC, 4.38%, 04/07/2026(b)	GBP	5,400,000	5,168,752

HSBC Holdings PLC, 5.88%(d)(e)	GBP	2,500,000	2,353,909
International Consolidated Airlines Group S.A.,

2.75%, 03/25/2025(b)	EUR	2,400,000	2,110,886

1.50%, 07/04/2027(b)	EUR	2,600,000	1,891,757

Nationwide Building Society, 5.75%(b)(d)(e)	GBP	2,500,000	2,404,695

NatWest Group PLC, 5.13%(d)(e)	GBP	1,550,000	1,399,590

			19,661,068

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $824,322,405)			651,111,918

U.S. Dollar Denominated Bonds & Notes–18.53%
Bahamas–0.14%

Bahamas Government International Bond, 9.00%, 06/16/2029(b)	$	2,500,000	1,813,242

Brazil–0.41%

CSN Inova Ventures, 6.75%, 01/28/2028(b)		2,500,000	2,147,035

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco International Bond Fund

	Principal Amount	Value
Brazil–(continued)
Klabin Austria GmbH,

5.75%, 04/03/2029(b)	$1,000,000	$ 938,090

7.00%, 04/03/2049(b)(g)	2,500,000	2,225,487

		5,310,612

Chile–0.80%

AES Andes S.A., 6.35%, 10/07/2079(b)(d)	2,500,000	2,034,595

Mercury Chile Holdco LLC, 6.50%, 01/24/2027(b)	10,000,000	8,265,500

		10,300,095

Colombia–1.13%

Bancolombia S.A., 7.14%, 10/18/2027(d)	10,000,000	8,681,300

Colombia Government International Bond, 4.13%, 02/22/2042	5,000,000	2,822,734

Ecopetrol S.A., 4.63%, 11/02/2031	4,546,000	3,142,434

		14,646,468

Denmark–0.18%

Danske Bank A/S, 7.00%(b)(d)(e)	2,500,000	2,315,913

Dominican Republic–0.28%

Dominican Republic International Bond,

4.50%, 01/30/2030(b)	975,000	785,076

4.88%, 09/23/2032(b)	1,800,000	1,393,660

5.30%, 01/21/2041(b)	2,110,000	1,461,230

		3,639,966

Ecuador–0.10%

Ecuador Government International Bond, 5.50%, 07/31/2030(b)(h)	2,500,000	1,339,893

Egypt–0.38%
Egypt Government International Bond,

7.63%, 05/29/2032(b)	2,000,000	1,289,052

8.50%, 01/31/2047(b)	3,550,000	2,105,519

8.88%, 05/29/2050(b)	2,500,000	1,493,395

		4,887,966

France–1.56%

BNP Paribas S.A., 7.75%(b)(d)(e)	5,000,000	4,726,676
Credit Agricole S.A.,

8.13%(b)(d)(e)	2,500,000	2,495,745

6.88%(b)(d)(e)	2,500,000	2,338,700

Electricite de France S.A., 5.25%(b)(d)(e)	2,600,000	2,447,964

	Principal Amount	Value
France–(continued)
Societe Generale S.A.,

7.38%(b)(d)(e)	$2,500,000	$ 2,291,278

4.75%(b)(d)(e)	7,500,000	5,791,875

		20,092,238

Guatemala–0.27%

CT Trust, 5.13%, 02/03/2032(b)	2,817,000	2,256,905

Guatemala Government Bond, 3.70%, 10/07/2033(b)(g)	1,600,000	1,217,935

		3,474,840

Hong Kong–0.25%

Melco Resorts Finance Ltd.,

4.88%, 06/06/2025(b)	2,500,000	1,786,179

5.75%, 07/21/2028(b)	2,500,000	1,450,000

		3,236,179

India–1.27%

Adani Electricity Mumbai Ltd., 3.87%, 07/22/2031(b)	2,500,000	1,528,617

JSW Steel Ltd., 3.95%, 04/05/2027(b)	6,000,000	4,368,159
Network i2i Ltd.,

5.65%(b)(d)(e)	1,500,000	1,323,525

3.98%(b)(d)(e)	1,500,000	1,191,608

Oil & Natural Gas Corp. Ltd., 3.38%, 12/05/2029(b)	5,000,000	4,127,570

Reliance Industries Ltd., 4.88%, 02/10/2045(b)	5,000,000	3,882,505

		16,421,984

Indonesia–1.09%
Indonesia Government International Bond,

4.65%, 09/20/2032	3,750,000	3,478,653

5.45%, 09/20/2052	1,600,000	1,447,440

PT Indofood CBP Sukses Makmur Tbk, 4.75%, 06/09/2051(b)	7,000,000	4,319,983

PT Pertamina (Persero), 4.18%, 01/21/2050(b)	2,500,000	1,674,997

PT Perusahaan Perseroan (Persero) Perusahaan Listrik Negara, 4.38%, 02/05/2050(b)	5,000,000	3,094,570

		14,015,643

Iraq–0.11%

Iraq International Bond, 5.80%, 01/15/2028(b)	1,718,750	1,467,024

Ireland–0.76%

BB Blue Financing DAC, Series A1, 4.40%, 09/20/2037(b)	2,500,000	2,391,335

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco International Bond Fund

	Principal Amount	Value
Ireland–(continued)
Coriolanus DAC,

Series 116, 0.00%, 04/30/2025(b)(f)	$866,628	$ 810,176

Series 119, 0.00%, 04/30/2025(b)(f)	921,986	861,929

Series 120, 0.00%, 04/30/2025(b)(f)	1,154,095	1,078,918

Series 122, 0.00%, 04/30/2025(b)(f)	1,011,168	945,301

Series 124, 0.00%, 04/30/2025(b)(f)	812,139	759,237

Series 126, 0.00%, 04/30/2025(b)(f)	1,090,261	1,019,242

Series 127, 0.00%, 04/30/2025(b)(f)	1,052,367	983,817

0.00%, 04/30/2025(b)(f)	991,129	926,568

		9,776,523

Ivory Coast–0.21%

Ivory Coast Government International Bond, 5.38%, 07/23/2024(b)	3,009,000	2,763,014

Kazakhstan–0.23%

Development Bank of Kazakhstan JSC, 5.75%, 05/12/2025(b)	2,975,000	2,954,056

Macau–0.15%

MGM China Holdings Ltd., 5.88%, 05/15/2026(b)(g)	2,500,000	1,923,713

Mexico–2.49%

Alpek S.A.B. de C.V., 3.25%, 02/25/2031(b)	2,443,000	1,873,649

America Movil S.A.B. de C.V., 5.38%, 04/04/2032(b)	6,786,000	5,759,312
Banco Mercantil del Norte S.A.,

8.38%(b)(d)(e)	2,500,000	2,177,663

5.88%(b)(d)(e)	2,490,000	1,904,389
Braskem Idesa S.A.P.I.,

7.45%, 11/15/2029(b)	5,000,000	3,837,375

6.99%, 02/20/2032(b)	2,076,000	1,393,608

Cemex S.A.B. de C.V., 5.13%(b)(d)(e)	3,457,000	2,862,206

Nemak S.A.B. de C.V., 3.63%, 06/28/2031(b)	4,254,000	3,101,017
Petroleos Mexicanos,

8.75%, 06/02/2029	5,000,000	4,461,596

7.69%, 01/23/2050	2,500,000	1,633,139

6.95%, 01/28/2060	5,250,000	3,159,464

		32,163,418

Morocco–0.14%

OCP S.A., 3.75%, 06/23/2031(b)	2,500,000	1,876,413

	Principal Amount	Value
Netherlands–0.15%

ING Groep N.V., 6.75%(b)(d)(e)	$2,000,000	$ 1,898,750

Nigeria–0.29%
Nigeria Government International Bond,

6.50%, 11/28/2027(b)	2,500,000	1,781,250

8.38%, 03/24/2029(b)	2,632,000	1,911,858

		3,693,108

Oman–0.33%

Oman Government International Bond, 6.75%, 01/17/2048(b)	5,000,000	4,215,255

Panama–0.16%

Cable Onda S.A., 4.50%, 01/30/2030(b)	2,500,000	2,050,775

South Africa–0.44%

Sasol Financing USA LLC, 4.38%, 09/18/2026	3,249,000	2,852,833

Stillwater Mining Co., 4.00%, 11/16/2026(b)	3,500,000	2,889,320

		5,742,153

Sweden–0.36%

Swedbank AB, Series NC5, 5.63%(b)(d)(e)	5,000,000	4,716,250

Switzerland–1.78%
Credit Suisse Group AG,

6.37%, 07/15/2026(b)(d)	1,250,000	1,163,708

6.54%, 08/12/2033(b)(d)	2,500,000	2,179,304

6.25%(b)(d)(e)	9,800,000	8,273,728
UBS Group AG,

7.00%(b)(d)(e)	3,900,000	3,787,500

5.13%(b)(d)(e)	8,639,000	7,515,930

		22,920,170

Thailand–0.31%

GC Treasury Center Co. Ltd., 4.40%, 03/30/2032(b)	2,500,000	2,026,375

Muang Thai Life Assurance PCL, 3.55%, 01/27/2037(b)(d)	2,450,000	1,995,302

		4,021,677

United Kingdom–1.86%

abrdn PLC, 4.25%, 06/30/2028(b)	2,500,000	2,124,475

BP Capital Markets PLC, 4.88%(d)(e)	3,500,000	2,964,937

British Telecommunications PLC, 4.25%, 11/23/2081(b)(d)	5,000,000	4,188,295

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco International Bond Fund

		Principal Amount	Value
United Kingdom–(continued)

HSBC Holdings PLC, 2.01%, 09/22/2028(d)		$5,000,000	$ 3,933,112

M&G PLC, 6.50%, 10/20/2048(b)(d)		2,500,000	2,290,625

NatWest Group PLC, 6.00%(d)(e)		5,000,000	4,462,000

Vodafone Group PLC, 3.25%, 06/04/2081(d)(g)		5,000,000	4,017,150

			23,980,594

United Republic of Tanzania–0.31%

HTA Group Ltd., 7.00%, 12/18/2025(b)		4,500,000	3,971,250

United States–0.59%

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.75%, 04/01/2033(b)(g)		6,750,000	6,099,570

United States International Development Finance Corp., Series 4, 3.13%, 04/15/2028		1,600,000	1,480,145

			7,579,715

Total U.S. Dollar Denominated Bonds & Notes (Cost $294,550,758)			239,208,897

Asset-Backed Securities–8.63%(a)
Alba PLC,

Series 2007-1, Class F, 5.47% (SONIA + 3.37%), 03/17/2039(b)(c)	GBP	2,443,042	2,522,453

Series 2006-2, Class F, 5.43% (SONIA + 3.37%), 12/15/2038(b)(c)	GBP	1,281,936	1,358,540
Eurohome UK Mortgages PLC,

Series 2007-1, Class M2, 3.24% (3 mo. GBP LIBOR + 0.50%), 06/15/2044(b)(c)	GBP	4,000,000	3,793,925

Series 2007-1, Class B1, 3.64% (3 mo. GBP LIBOR + 0.90%), 06/15/2044(b)(c)	GBP	5,275,000	4,662,550

Series 2007-2, Class B1, 4.14% (SONIA + 1.52%), 09/15/2044(b)(c)	GBP	4,000,000	3,352,067

Series 2007-1, Class M1, 3.04% (3 mo. GBP LIBOR + 0.30%), 06/15/2044(b)(c)	GBP	5,200,000	5,188,145

Series 2007-2, Class B2, 6.74% (SONIA + 4.12%), 09/15/2044(b)(c)	GBP	3,750,000	3,733,606

		Principal Amount	Value

Eurosail PLC, Series 2007-4X, Class D1A, 3.91% (SONIA + 1.87%), 06/13/2045(b)(c)	GBP	4,573,569	$ 4,540,048

Grifonas Finance No. 1 PLC, Class B, 1.50% (6 mo. EURIBOR + 0.52%), 08/28/2039(b)(c)	EUR	5,000,000	4,178,804

Ludgate Funding PLC, Series 2007-1, Class RES, 1.00%, 01/01/2061(b)(i)	GBP	207,500,000	4,857,258
Mansard Mortgages PLC,

Series 2006-1X, Class B2, 5.81% (SONIA + 3.62%), 10/15/2048(b)(c)	GBP	4,054,981	4,363,070

Series 2007-1X, Class B2, 5.31% (SONIA + 3.12%), 04/15/2049(b)(c)	GBP	2,591,536	2,576,186
Newgate Funding PLC,

Series 2006-2, Class CB, 1.59% (3 mo. EURIBOR + 0.43%), 12/01/2050(b)(c)	EUR	1,630,877	1,455,066

Series 2007-2X, Class CB, 1.44% (3 mo. EURIBOR + 0.44%), 12/15/2050(b)(c)	EUR	2,249,497	1,926,684

Series 2007-1X, Class CB, 1.00% (3 mo. EURIBOR + 0.38%), 12/01/2050(b)(c)	EUR	1,249,420	987,250

ResLoC UK PLC, Series 2007-1X, Class D1A, 0.92% (3 mo. EURIBOR + 1.20%), 12/15/2043(b)(c)	EUR	4,487,096	3,834,928

RMAC Securities No. 1 PLC, Series 2006-NS4X, Class B1C, 1.69% (3 mo. EURIBOR + 0.85%), 06/12/2044(b)(c)	EUR	8,515,735	7,338,139
Towd Point Mortgage Funding 2019 - Granite4 PLC,

Series 2019-GR4X, Class FR, 4.24% (SONIA +2.05%), 10/20/2051(b)(c)	GBP	3,000,000	3,294,416

Series 2019-GR4X, Class GR, 4.69% (SONIA +2.50%), 10/20/2051(b)(c)	GBP	2,500,000	2,736,292

Sestante Finance S.r.l., Series 2005, Class C1, 2.18% (3 mo. EURIBOR +0.80%), 07/15/2045(b)(c)	EUR	9,700,000	5,250,897

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco International Bond Fund

		Principal Amount	Value
IM Pastor 4, FTA,

Series A, 1.24% (3 mo. EURIBOR + 0.14%), 03/22/2044(b)(c)	EUR	7,977,431	$ 6,661,532

Series B, 1.29% (3 mo. EURIBOR + 0.19%), 03/22/2044(b)(c)	EUR	3,800,000	2,126,324

Titulizacion de Activos Sociedad Gestora de Fondos de Titulizacion S.A., Series 27, Class A3, 1.36% (3 mo. EURIBOR + 0.19%), 12/28/2050(b)(c)	EUR	28,935,526	22,651,544

Lusitano Mortgages No. 5 PLC, Class D, 2.34% (3 mo. EURIBOR + 0.96%), 07/15/2059(b)(c)	EUR	6,334,827	5,228,065

Invernea Proteina PYME, Serie II, 0.00%, 08/25/2032(j)	ARS	445,000,000	2,836,328

Total Asset-Backed Securities (Cost $139,965,932)			111,454,117

U.S. Treasury Securities–2.01%
U.S. Treasury Bills–1.52%

4.40%, 04/27/2023(k)	$	19,576,724	19,568,317

U.S. Treasury Inflation – Indexed Bonds–0.49%

0.13%, 02/15/2052(l)		8,059,471	6,356,583

Total U.S. Treasury Securities (Cost $27,636,195)			25,924,900

		Shares

Common Stocks & Other Equity Interests–1.97%
Argentina–1.97%

TMF Trust Co. S.A.(j)		674,609,578	4,299,807

YPF S.A., Class D(m)		1,400,000	21,058,938

Total Common Stocks & Other Equity Interests (Cost $18,770,854)			25,358,745

	Shares	Value
Preferred Stocks–0.53%
United States–0.53%

AT&T, Inc., 2.88%, Series B, Pfd.(d) (Cost $8,958,627)	7,700,000	$ 6,817,607

Money Market Funds–5.16%

Invesco Government & Agency Portfolio, Institutional Class, 3.07%(n)(o)	23,284,920	23,284,920

Invesco Liquid Assets Portfolio, Institutional Class, 3.03%(n)(o)	16,739,032	16,742,380

Invesco Treasury Portfolio, Institutional Class, 3.08%(n)(o)	26,611,337	26,611,337

Total Money Market Funds (Cost $66,638,291)		66,638,637

Options Purchased–5.63%

(Cost $45,481,036)(p)		72,720,922

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)–92.90% (Cost $1,426,324,098)		1,199,235,743

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.35%

Invesco Private Government Fund, 3.18%(n)(o)(q)	1,248,525	1,248,525

Invesco Private Prime Fund, 3.28%(n)(o)(q)	3,209,614	3,209,614

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,458,070)		4,458,139

TOTAL INVESTMENTS IN SECURITIES–93.25% (Cost $1,430,782,168)		1,203,693,882

OTHER ASSETS LESS LIABILITIES–6.75%		87,135,665

NET ASSETS–100.00%		$1,290,829,547

Investment Abbreviations:

ARS	– Argentina Peso
BADLAR	– Buenos Aires Deposits of Large Amounts Rate
BRL	– Brazilian Real
CLP	– Chile Peso
CNY	– Chinese Yuan Renminbi
COP	– Colombia Peso
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
INR	– Indian Rupee
LIBOR	– London Interbank Offered Rate
MXN	– Mexican Peso
MYR	– Malaysian Ringgit
NZD	– New Zealand Dollar
Pfd.	– Preferred
PLN	– Polish Zloty
RUB	– Russian Ruble
SONIA	– Sterling Overnight Index Average
ZAR	– South African Rand

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco International Bond Fund

Notes to Consolidated Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $419,444,414, which represented 32.49% of the Fund’s Net Assets.

(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2022.
(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Perpetual bond with no specified maturity date.
(f)	Zero coupon bond issued at a discount.
(g)	All or a portion of this security was out on loan at October 31, 2022.
(h)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(i)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2022.

(j)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(k)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(l)	Principal amount of security and interest payments are adjusted for inflation. See Note 1J.
(m)	Non-income producing security.
(n)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$525,559,806	$(502,274,886)	$ -	$-	$23,284,920	$298,194
Invesco Liquid Assets Portfolio, Institutional Class	937,266	375,399,862	(359,606,005)	627	10,630	16,742,380	215,912
Invesco Treasury Portfolio, Institutional Class	-	600,639,778	(574,028,441)	-	-	26,611,337	318,439
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	3,260,112	48,651,530	(50,663,117)	-	-	1,248,525	18,309*
Invesco Private Prime Fund	7,606,928	83,289,550	(87,682,840)	69	(4,093)	3,209,614	50,590*
Total	$11,804,306	$1,633,540,526	$(1,574,255,289)	$696	$6,537	$71,096,776	$901,444

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Consolidated Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(o)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(p)	The table below details options purchased.
(q)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1L.

Open Over-The-Counter Foreign Currency Options Purchased(a)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
Currency Risk
AUD versus USD	Call	Bank of America, N.A.	12/05/2022	USD	0.80	AUD	7,500,000	$374
AUD versus USD	Call	Bank of America, N.A.	09/27/2023	USD	0.68	AUD	73,529,412	865,268
AUD versus USD	Call	Goldman Sachs International	10/12/2023	USD	0.80	AUD	8,750,000	191,953
EUR versus HUF	Call	Bank of America, N.A.	01/31/2023	HUF	480.00	EUR	40,000,000	252,557
EUR versus USD	Call	Goldman Sachs International	11/28/2022	USD	1.03	EUR	80,000,000	120,329
NZD versus USD	Call	Goldman Sachs International	10/12/2023	USD	0.70	NZD	14,285,714	496,200
Subtotal – Foreign Currency Call Options Purchased								1,926,681

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco International Bond Fund

Open Over-The-Counter Foreign Currency Options Purchased(a)–(continued)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
Currency Risk
EUR versus CHF	Put	Goldman Sachs International	12/16/2022	CHF	0.93	EUR	37,500,000	$26,016
EUR versus CZK	Put	J.P. Morgan Chase Bank, N.A.	07/17/2023	CZK	24.00	EUR	2,000,000	202,704
EUR versus CZK	Put	J.P. Morgan Chase Bank, N.A.	02/05/2024	CZK	24.30	EUR	2,500,000	404,098
EUR versus CZK	Put	Morgan Stanley and Co. International PLC	12/07/2022	CZK	24.60	EUR	3,000,000	1,775,891
EUR versus HUF	Put	Bank of America, N.A.	01/31/2023	HUF	400.00	EUR	40,000,000	345,373
EUR versus NOK	Put	J.P. Morgan Chase Bank, N.A.	02/17/2023	NOK	9.70	EUR	4,000,000	15,859
EUR versus PLN	Put	Bank of America, N.A.	03/24/2023	PLN	4.50	EUR	5,000,000	307,662
EUR versus PLN	Put	Bank of America, N.A.	03/24/2023	PLN	4.50	EUR	2,000,000	123,065
EUR versus SEK	Put	Morgan Stanley and Co. International PLC	02/17/2023	SEK	10.80	EUR	25,000,000	306,802
GBP versus USD	Put	Goldman Sachs International	01/09/2023	USD	1.09	GBP	5,000,000	947,428
USD versus BRL	Put	Goldman Sachs International	02/01/2023	BRL	5.00	USD	5,000,000	1,612,380
USD versus BRL	Put	J.P. Morgan Chase Bank, N.A.	12/16/2022	BRL	5.05	USD	50,000,000	808,850
USD versus CAD	Put	Goldman Sachs International	03/10/2023	CAD	1.26	USD	100,000,000	111,900
USD versus CLP	Put	Bank of America, N.A.	12/20/2022	CLP	850.00	USD	60,000,000	61,020
USD versus JPY	Put	Goldman Sachs International	11/04/2022	JPY	128.00	USD	4,000,000	4
USD versus JPY	Put	J.P. Morgan Chase Bank, N.A.	03/14/2023	JPY	120.00	USD	6,000,000	129,102
USD versus MXN	Put	Bank of America, N.A.	04/26/2023	MXN	19.00	USD	2,500,000	400,880
USD versus MXN	Put	J.P. Morgan Chase Bank, N.A.	01/24/2023	MXN	20.00	USD	5,000,000	1,065,960
USD versus PLN	Put	Goldman Sachs International	06/27/2023	PLN	4.40	USD	5,000,000	872,035
USD versus SEK	Put	Goldman Sachs International	09/27/2023	SEK	10.25	USD	40,000,000	1,204,440
USD versus SGD	Put	Goldman Sachs International	12/16/2022	SGD	1.38	USD	100,000,000	170,900
USD versus THB	Put	J.P. Morgan Chase Bank, N.A.	12/13/2022	THB	35.85	USD	50,000,000	50,100
USD versus THB	Put	Standard Chartered Bank PLC	04/26/2023	THB	33.75	USD	5,000,000	306,880
USD versus ZAR	Put	Bank of America, N.A.	01/25/2023	ZAR	17.90	USD	50,000,000	817,800
USD versus ZAR	Put	Goldman Sachs International	12/13/2022	ZAR	16.00	USD	5,000,000	36,415
USD versus ZAR	Put	Goldman Sachs International	04/04/2023	ZAR	15.70	USD	3,500,000	166,173
USD versus ZAR	Put	Goldman Sachs International	07/24/2023	ZAR	15.75	USD	3,000,000	289,080
USD versus ZAR	Put	J.P. Morgan Chase Bank, N.A.	11/14/2022	ZAR	17.00	USD	50,000,000	2,700
Subtotal – Foreign Currency Put Options Purchased								12,561,517
Total Foreign Currency Options Purchased								$14,488,198

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $68,869,000.

Open Over-The-Counter Interest Rate Swaptions Purchased(a)
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date	Notional Value		Value
Interest Rate Risk
10 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	0.55%	Pay	TONAR	Annually	05/26/2025	JPY	28,571,000,000	$7,730,212
10 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	2.84	Pay	SOFR	Annually	12/07/2022	USD	290,000,000	23,572,276
10 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	2.84	Pay	SOFR	Annually	06/07/2023	USD	236,000,000	19,634,582
2 Year Interest Rate Swap	Put	Goldman Sachs International	7.75	Pay	6 Month WIBOR	Semi-Annually	12/12/2022	PLN	250,000,000	536,825
30 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	1.93	Pay	6 Month EURIBOR	Semi-Annually	06/12/2023	EUR	20,000,000	3,017,980
50 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	1.37	Pay	6 Month EURIBOR	Semi-Annually	04/21/2023	EUR	10,000,000	2,214,338
Total Interest Rate Swaptions Purchased										$56,706,213

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco International Bond Fund

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $68,869,000.

Open Over-The-Counter Credit Default Swaptions Purchased(a)
Counterparty	Type of Contract	Exercise Rate	Reference Entity	(Pay)/ Receive Fixed Rate	Payment Frequency	Expiration Date	Implied Credit Spread(b)	Notional Value	Value
Credit Risk
J.P. Morgan Chase Bank, N.A.	Call	600.00%	Markit iTraxx Europe Crossover Index, Series 38, Version 1	5.00%	Quarterly	11/16/2022	5.558%	EUR 80,000,000	$1,526,511

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $68,869,000.
(b)

Implied credit spreads represent the current level, as of October 31, 2022, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Credit Default Swaptions Written(a)

Counterparty	Type of Contract	Exercise Rate	Reference Entity	(Pay)/ Receive Fixed Rate	Payment Frequency	Expiration Date	Implied Credit Spread(b)	Notional Value		Value

Credit Risk

J.P. Morgan Chase Bank, N.A.	Call	550.00%	Markit iTraxx Europe Crossover Index, Series 38, Version 1	5.00%	Quarterly	11/16/2022	5.558%	EUR	120,000,000	$(973,120)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $68,869,000.
(b)

Implied credit spreads represent the current level, as of October 31, 2022, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Foreign Currency Options Written(a)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
Currency Risk

AUD versus USD	Call	Bank of America, N.A.	09/27/2023	USD	0.75	AUD	66,666,667	$(193,515)
EUR versus CHF	Call	Goldman Sachs International	12/16/2022	CHF	0.99	EUR	37,500,000	(292,139)

EUR versus HUF	Call	Bank of America, N.A.	01/31/2023	HUF	460.00	EUR	40,000,000	(426,133)

EUR versus SEK	Call	Morgan Stanley and Co. International PLC	02/17/2023	SEK	11.35	EUR	25,000,000	(165,754)

GBP versus USD	Call	Goldman Sachs International	01/09/2023	USD	1.18	GBP	5,000,000	(2,168,409)

USD versus BRL	Call	Goldman Sachs International	02/01/2023	BRL	5.85	USD	5,000,000	(653,135)

USD versus BRL	Call	J.P. Morgan Chase Bank, N.A.	03/16/2023	BRL	6.05	USD	25,000,000	(320,175)

USD versus HUF	Call	Goldman Sachs International	12/02/2022	HUF	431.00	USD	45,000,000	(681,390)

USD versus HUF	Call	J.P. Morgan Chase Bank, N.A.	12/13/2022	HUF	433.60	USD	50,000,000	(900,200)

USD versus MXN	Call	Goldman Sachs International	09/01/2023	MXN	24.14	USD	90,000,000	(1,215,990)

USD versus MXN	Call	Goldman Sachs International	09/11/2023	MXN	23.54	USD	30,000,000	(517,410)

USD versus SEK	Call	Goldman Sachs International	09/27/2023	SEK	12.35	USD	40,000,000	(829,880)

USD versus THB	Call	J.P. Morgan Chase Bank, N.A.	12/13/2022	THB	37.60	USD	50,000,000	(935,100)

Subtotal – Foreign Currency Call Options Written								(9,299,230)

Currency Risk

AUD versus USD	Put	Bank of America, N.A.	09/27/2023	USD	0.60	AUD	83,682,008	(889,461)

EUR versus SEK	Put	Morgan Stanley and Co. International PLC	02/17/2023	SEK	10.45	EUR	25,000,000	(78,344)

USD versus THB	Put	J.P. Morgan Chase Bank, N.A.	12/13/2022	THB	34.75	USD	50,000,000	(9,450)

USD versus ZAR	Put	Bank of America, N.A.	01/25/2023	ZAR	17.15	USD	50,000,000	(292,000)

Subtotal – Foreign Currency Put Options Written								(1,269,255)

Total – Foreign Currency Options Written								$(10,568,485)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco International Bond Fund

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $68,869,000.

Open Over-The-Counter Interest Rate Swaptions Written(a)
Description	Type of Contract	Counterparty	Exercise Rate	Floating Rate Index	Pay/ Receive Exercise Rate	Payment Frequency	Expiration Date	Notional Value		Value

Interest Rate Risk
30 Year Interest Rate Swap	Call	Bank of America, N.A.	3.15%	SOFR	Receive	Annually	12/21/2022	USD	100,000,000	$(1,162,083)

10 Year Interest Rate Swap	Call	Bank of America, N.A.	3.50	SOFR	Receive	Annually	01/26/2023	USD	150,000,000	(1,718,613)

30 Year Interest Rate Swap	Call	Barclays Bank PLC	2.50	SONIA	Receive	Annually	11/07/2022	GBP	25,000,000	(3,543)

30 Year Interest Rate Swap	Call	Goldman Sachs International	1.90	6 Month EURIBOR	Receive	Semi-Annually	11/07/2022	EUR	50,000,000	(1,330)

10 Year Interest Rate Swap	Call	Goldman Sachs International	2.75	SOFR	Receive	Annually	03/27/2024	USD	37,500,000	(680,875)

5 Year Interest Rate Swap	Call	Goldman Sachs International	3.72	SOFR	Receive	Annually	12/28/2022	USD	150,000,000	(859,473)

30 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	1.95	6 Month EURIBOR	Receive	Semi-Annually	09/28/2023	EUR	50,000,000	(2,947,686)

2 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	2.75	SOFR	Receive	Annually	09/16/2024	USD	125,000,000	(881,120)

10 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	2.84	SOFR	Receive	Annually	12/07/2022	USD	290,000,000	(123,795)

10 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	2.84	SOFR	Receive	Annually	06/07/2023	USD	236,000,000	(2,081,688)

30 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	3.00	SOFR	Receive	Annually	12/19/2022	USD	150,000,000	(1,024,203)

Subtotal–Interest Rate Call Swaptions Written										(11,484,409)

Interest Rate Risk

5 Year Interest Rate Swap	Put	Bank of America, N.A.	3.91	SOFR	Pay	Annually	12/05/2022	USD	175,000,000	(2,042,406)

2 Year Interest Rate Swap	Put	Bank of America, N.A.	3.75	3 Month CDOR	Pay	Quarterly	12/07/2022	CAD	250,000,000	(2,231,831)

30 Year Interest Rate Swap	Put	Bank of America, N.A.	3.20	SOFR	Pay	Annually	12/05/2022	USD	75,000,000	(4,185,602)

30 Year Interest Rate Swap	Put	Barclays Bank PLC	4.00	SONIA	Pay	Annually	12/06/2022	GBP	25,000,000	(369,383)

2 Year Interest Rate Swap	Put	Goldman Sachs International	8.25	6 Month WIBOR	Pay	Semi-Annually	12/12/2022	PLN	250,000,000	(281,894)

10 Year Interest Rate Swap	Put	Goldman Sachs International	3.25	6 Month EURIBOR	Pay	Semi-Annually	06/16/2023	EUR	151,200,000	(5,150,901)

10 Year Interest Rate Swap	Put	Goldman Sachs International	3.67	SOFR	Pay	Annually	12/13/2022	USD	200,000,000	(4,786,332)

30 Year Interest Rate Swap	Put	Goldman Sachs International	3.01	SOFR	Pay	Annually	11/07/2022	USD	100,000,000	(8,081,645)

10 Year Interest Rate Swap	Put	Goldman Sachs International	2.75	6 Month EURIBOR	Pay	Semi-Annually	04/22/2024	EUR	150,000,000	(10,661,809)

30 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	2.95	6 Month EURIBOR	Pay	Semi-Annually	09/28/2023	EUR	50,000,000	(3,004,867)

2 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	3.88	SONIA	Pay	Annually	11/28/2022	GBP	125,000,000	(2,123,028)

10 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	2.39	6 Month EURIBOR	Pay	Semi-Annually	06/12/2023	EUR	54,000,000	(4,067,814)

10 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	1.05	TONAR	Pay	Annually	05/26/2025	JPY	28,571,000,000	(4,831,955)

10 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	2.16	6 Month EURIBOR	Pay	Semi-Annually	04/21/2023	EUR	40,000,000	(3,508,798)

1 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	2.82	SOFR	Pay	Annually	02/17/2023	USD	250,000,000	(4,945,225)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco International Bond Fund

Open Over-The-Counter Interest Rate Swaptions Written(a)–(continued)

Description	Type of Contract	Counterparty	Exercise Rate	Floating Rate Index	Pay/ Receive Exercise Rate	Payment Frequency	Expiration Date	Notional Value		Value

2 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	4.02%	SONIA	Pay	Annually	11/30/2022	GBP	125,000,000	$(1,812,935)

10 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	3.75	SOFR	Pay	Annually	04/22/2024	USD	250,000,000	(11,046,185)

Subtotal–Interest Rate Put Swaptions Written										(73,132,610)

Total Open Over-The-Counter Interest Rate Swaptions Written										$(84,617,019)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $68,869,000.

Open Futures Contracts(a)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Interest Rate Risk
Euro-Bund	100	December-2022	$(13,681,329)	$192,447	$192,447
Euro-BTP	1,366	December-2022	(143,175,602)	458,548	458,548
U.S. Treasury 2 Year Notes	8	December-2022	(1,635,063)	21,375	21,375
U.S. Treasury 5 Year Notes	42	December-2022	(4,476,938)	200,156	200,156
U.S. Treasury 10 Year Notes	40	December-2022	(4,423,750)	275,328	275,328
U.S. Treasury 10 Year Ultra Notes	152	December-2022	(17,629,625)	1,291,003	1,291,003
U.S. Treasury Ultra Bonds	102	December-2022	(13,020,937)	2,229,688	2,229,688
Total Futures Contracts				$4,668,545	$4,668,545

(a)	Futures contracts collateralized by $3,898,686 cash held with Merrill Lynch International, the futures commission merchant.

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
Currency Risk
11/03/2022	Bank of America, N.A.	USD	202,768,296	BRL	1,075,504,985	$5,440,975
12/21/2022	Bank of America, N.A.	COP	311,000,000,000	USD	69,637,259	7,201,008
12/21/2022	Bank of America, N.A.	EUR	2,405,000	USD	2,395,354	8,899
12/21/2022	Bank of America, N.A.	NZD	21,700,000	USD	13,148,596	522,755
12/21/2022	Bank of America, N.A.	USD	13,067,449	GBP	11,500,000	143,286
02/27/2023	Bank of America, N.A.	USD	4,794,480	RUB	384,028,743	700,660
09/29/2023	Bank of America, N.A.	AUD	38,176,682	USD	25,000,000	350,163
11/03/2022	Citibank, N.A.	USD	231,601,085	BRL	1,227,634,585	6,059,275
12/02/2022	Citibank, N.A.	USD	58,774,881	BRL	313,954,841	1,628,627
12/21/2022	Citibank, N.A.	CAD	781,430	USD	594,557	20,638
12/21/2022	Citibank, N.A.	CNY	383,562,229	USD	55,118,227	2,327,774
12/21/2022	Citibank, N.A.	COP	20,100,000,000	USD	4,198,942	163,673
12/21/2022	Citibank, N.A.	INR	3,152,008,261	USD	38,290,699	436,750
12/21/2022	Citibank, N.A.	THB	185,000,000	USD	4,946,127	64,000
12/21/2022	Citibank, N.A.	USD	26,294,806	SEK	292,740,000	328,734
12/21/2022	Deutsche Bank AG	GBP	71,974,000	USD	83,175,177	494,358
12/21/2022	Deutsche Bank AG	INR	1,091,670,000	USD	13,628,839	518,461
12/21/2022	Deutsche Bank AG	PLN	131,710,000	USD	27,423,586	66,276
12/21/2022	Deutsche Bank AG	ZAR	2,019,931,780	USD	115,011,048	5,460,675
11/10/2022	Goldman Sachs International	USD	57,500,000	MXN	1,149,195,000	428,975
11/14/2022	Goldman Sachs International	ZAR	341,082,500	USD	19,865,026	1,313,655
11/21/2022	Goldman Sachs International	CNY	167,878,620	USD	23,400,000	233,631
12/06/2022	Goldman Sachs International	HUF	2,752,515,000	USD	6,750,000	170,491
12/15/2022	Goldman Sachs International	ZAR	212,163,250	USD	12,125,000	613,242

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco International Bond Fund

Open Forward Foreign Currency Contracts–(continued)

						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

12/21/2022	Goldman Sachs International	INR	1,200,000,000	USD	14,928,158	$516,794

12/21/2022	Goldman Sachs International	USD	4,463,314	CLP	4,468,000,000	233,557

12/21/2022	Goldman Sachs International	USD	20,343,438	COP	101,969,450,000	127,913

12/21/2022	Goldman Sachs International	USD	36,850,000	MXN	763,395,803	1,351,092

12/29/2022	Goldman Sachs International	CNY	125,077,050	USD	17,700,000	490,128

01/11/2023	Goldman Sachs International	USD	53,707,200	GBP	48,000,000	1,478,463

02/27/2023	Goldman Sachs International	USD	1,931,302	RUB	150,931,257	228,402

03/13/2023	Goldman Sachs International	CAD	36,330,000	USD	28,000,000	1,275,131

11/16/2022	J.P. Morgan Chase Bank, N.A.	ZAR	52,620,000	USD	3,000,000	138,472

12/15/2022	J.P. Morgan Chase Bank, N.A.	HUF	4,037,000,000	USD	10,000,000	373,900

12/15/2022	J.P. Morgan Chase Bank, N.A.	THB	836,625,000	USD	23,000,000	935,900

12/21/2022	J.P. Morgan Chase Bank, N.A.	CLP	17,978,073,650	USD	19,942,400	1,043,412

12/21/2022	J.P. Morgan Chase Bank, N.A.	INR	4,224,235,000	USD	52,541,543	1,810,720

12/21/2022	J.P. Morgan Chase Bank, N.A.	JPY	21,539,346	USD	151,433	5,672

12/21/2022	J.P. Morgan Chase Bank, N.A.	NOK	11,047	USD	1,105	40

12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	5,407,656	EUR	5,500,000	49,934

12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	20,100,000	PLN	100,733,776	823,279

12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	18,920,335	ZAR	349,700,000	45,535

02/17/2023	J.P. Morgan Chase Bank, N.A.	USD	4,034,896	RUB	310,125,000	442,373

02/22/2023	J.P. Morgan Chase Bank, N.A.	USD	4,232,793	RUB	331,851,000	536,836

12/21/2022	Morgan Stanley and Co. International PLC	COP	36,020,165,000	USD	7,959,378	727,982

12/21/2022	Morgan Stanley and Co. International PLC	EUR	260,030,671	USD	262,160,505	4,134,898

12/21/2022	Morgan Stanley and Co. International PLC	USD	22,589,650	EUR	22,996,195	229,224

12/21/2022	Morgan Stanley and Co. International PLC	USD	10,264,926	MXN	209,779,168	232,634

12/21/2022	Royal Bank of Canada	GBP	1,585,000	USD	1,843,224	22,440

12/21/2022	Royal Bank of Canada	USD	6,228,996	GBP	5,665,000	278,727

Subtotal–Appreciation						52,230,439

Currency Risk

11/03/2022	Bank of America, N.A.	BRL	1,075,504,985	USD	199,429,324	(8,779,946)

12/12/2022	Bank of America, N.A.	USD	64,700,000	CAD	84,401,797	(2,722,795)

12/20/2022	Bank of America, N.A.	USD	17,542,000	EUR	17,500,000	(178,726)

12/21/2022	Bank of America, N.A.	GBP	11,520,000	USD	13,090,175	(143,535)

12/21/2022	Bank of America, N.A.	USD	56,968,566	AUD	84,277,914	(2,974,438)

12/21/2022	Bank of America, N.A.	USD	4,884,460	COP	21,814,000,000	(505,089)

12/21/2022	Bank of America, N.A.	USD	5,034,933	EUR	5,000,000	(73,488)

12/21/2022	Bank of America, N.A.	USD	15,662,899	NZD	25,849,521	(622,717)

12/21/2022	Bank of America, N.A.	USD	13,840,741	SGD	19,441,895	(102,667)

01/27/2023	Bank of America, N.A.	ZAR	185,080,000	USD	10,000,000	(11,492)

02/27/2023	Bank of America, N.A.	RUB	534,960,000	USD	6,000,000	(1,654,845)

12/21/2022	BNP Paribas S.A.	GBP	6,282,787	USD	6,700,000	(517,412)

11/03/2022	Citibank, N.A.	BRL	1,227,634,585	USD	232,993,909	(4,666,449)

12/02/2022	Citibank, N.A.	BRL	795,251,244	USD	148,877,452	(4,125,331)

12/21/2022	Citibank, N.A.	COP	99,848,910,000	USD	19,958,545	(87,087)

12/21/2022	Citibank, N.A.	USD	5,636,906	CAD	7,408,624	(195,665)

12/21/2022	Citibank, N.A.	USD	53,685,743	CNY	377,898,464	(1,674,806)

12/21/2022	Citibank, N.A.	USD	4,178,052	COP	20,000,000,000	(162,859)

12/21/2022	Deutsche Bank AG	GBP	3,425,000	USD	3,642,894	(291,607)

12/21/2022	Deutsche Bank AG	USD	13,041,163	GBP	11,284,913	(77,511)

12/21/2022	Deutsche Bank AG	USD	7,966,332	IDR	119,136,500,000	(354,187)

12/21/2022	Deutsche Bank AG	USD	24,073,645	PLN	115,620,900	(58,180)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19	Invesco International Bond Fund

Open Forward Foreign Currency Contracts–(continued)

						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

12/21/2022	Deutsche Bank AG	USD	44,292,546	ZAR	777,874,550	$(2,104,761)

11/14/2022	Goldman Sachs International	USD	39,615,026	ZAR	682,165,000	(2,512,284)

12/21/2022	Goldman Sachs International	MXN	888,374,082	USD	44,100,000	(355,131)

12/21/2022	Goldman Sachs International	PLN	105,870,000	USD	21,673,740	(316,377)

12/21/2022	Goldman Sachs International	USD	14,000,000	HUF	5,622,827,000	(614,548)

06/29/2023	Goldman Sachs International	PLN	37,966,555	USD	7,370,000	(289,864)

07/26/2023	Goldman Sachs International	ZAR	140,775,000	USD	7,500,000	(29,939)

09/29/2023	Goldman Sachs International	SEK	55,197,500	USD	5,000,000	(99,848)

10/16/2023	Goldman Sachs International	AUD	12,250,000	USD	7,754,250	(157,460)

10/16/2023	Goldman Sachs International	NZD	23,333,333	USD	13,055,000	(545,402)

11/28/2022	J.P. Morgan Chase Bank, N.A.	EUR	9,000,000	NOK	89,104,410	(332,646)

12/20/2022	J.P. Morgan Chase Bank, N.A.	BRL	71,550,000	USD	13,250,000	(463,446)

12/21/2022	J.P. Morgan Chase Bank, N.A.	EUR	5,520,000	USD	5,427,320	(50,116)

12/21/2022	J.P. Morgan Chase Bank, N.A.	HUF	14,817,056,473	USD	33,800,000	(1,472,825)

12/21/2022	J.P. Morgan Chase Bank, N.A.	MXN	341,880,000	USD	16,637,428	(470,591)

12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	106,126	CLP	95,672,818	(5,553)

12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	13,795,976	HUF	5,615,652,000	(427,605)

12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	37,396,942	INR	3,006,639,386	(1,288,797)

12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	57,781,468	JPY	8,218,654,529	(2,164,430)

12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	25,554,165	KRW	35,190,384,742	(876,714)

12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	28,532,645	NOK	285,331,389	(1,039,835)

12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	6,700,000	ZAR	119,816,107	(201,811)

02/17/2023	J.P. Morgan Chase Bank, N.A.	RUB	310,125,000	USD	3,750,000	(727,269)

02/22/2023	J.P. Morgan Chase Bank, N.A.	RUB	331,851,000	USD	3,900,000	(869,629)

03/20/2023	J.P. Morgan Chase Bank, N.A.	BRL	30,250,000	USD	5,500,000	(198,894)

12/21/2022	Morgan Stanley and Co. International PLC	MXN	351,207,000	USD	17,185,281	(389,469)

12/21/2022	Morgan Stanley and Co. International PLC	USD	20,089,372	CZK	498,839,200	(12,387)

12/21/2022	Morgan Stanley and Co. International PLC	USD	322,999,308	EUR	320,375,211	(5,094,473)

12/21/2022	Morgan Stanley and Co. International PLC	USD	25,642,000	JPY	3,735,312,449	(364,503)

12/21/2022	Morgan Stanley and Co. International PLC	USD	5,669,611	SEK	60,289,130	(186,553)

12/21/2022	Morgan Stanley and Co. International PLC	USD	58,149,476	THB	2,107,337,000	(2,537,115)

12/21/2022	Standard Chartered Bank PLC	GBP	7,000,000	USD	7,471,950	(569,367)

Subtotal–Depreciation						(56,750,474)

Total Forward Foreign Currency Contracts						$(4,520,035)

Open Centrally Cleared Credit Default Swap Agreements(a)
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Credit Risk
Markit iTraxx Europe Index, Series 37, Version 1	Buy	(1.00)%	Quarterly	06/20/2027	1.081%	EUR	10,750,000	$(110,617)	$ 36,292	$146,909
Markit iTraxx Europe Sub Financials, Series 37, Version 1	Buy	(1.00)	Quarterly	06/20/2027	2.065	EUR	10,625,000	337,165	465,488	128,323
Intercontinental Exchange, Inc.	Buy	(1.00)	Quarterly	12/20/2027	2.959	USD	17,500,000	1,426,556	1,449,610	23,054
Subtotal - Appreciation								1,653,104	1,951,390	298,286

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20	Invesco International Bond Fund

	Open Centrally Cleared Credit Default Swap Agreements(a)–(continued)

Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Credit Risk

South Africa Republic International Bonds	Buy	(1.00)%	Quarterly	06/20/2027	2.848%	USD	5,000,000	$ 371,280	$364,938	$ (6,342)

Societe Generale	Sell	1.00	Quarterly	06/20/2027	1.300	EUR	15,000,000	14,931	(188,629)	(203,560)

Subtotal - Depreciation								386,211	176,309	(209,902)

Total Centrally Cleared Credit Default Swap Agreements								$2,039,315	$2,127,699	$ 88,384

(a)	Centrally cleared swap agreements collateralized by $46,682,751 cash held with Counterparties.
(b)

Implied credit spreads represent the current level, as of October 31, 2022, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Centrally Cleared Interest Rate Swap Agreements(a)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Receive	28 Day MXN TIIE	28 Day	(10.04)%	28 Day	12/18/2024	MXN	550,000,000	$–	$12,458	$ 12,458
Receive	6 Month THBFIX	Semi-Annually	(1.97)	Semi-Annually	05/13/2024	THB	875,000,000	–	37,376	37,376
Receive	TTHORON	Quarterly	(2.59)	Quarterly	06/13/2027	THB	355,000,000	–	41,772	41,772
Receive	6 Month THBFIX	Semi-Annually	(1.95)	Semi-Annually	05/13/2024	THB	850,000,000	–	43,026	43,026
Receive	COOVIBR	Quarterly	(11.50)	Quarterly	11/02/2024	COP	137,500,000,000	–	59,711	59,711
Pay	TONAR	Annually	0.24	Annually	09/29/2027	JPY	8,825,000,000	(73,086)	(10,993)	62,093
Receive	FBIL Overnight MIBOR	Semi-Annually	(6.62)	Semi-Annually	05/02/2027	INR	1,800,000,000	–	71,611	71,611
Receive	COOVIBR	Quarterly	(11.46)	Quarterly	11/01/2024	COP	137,500,000,000	–	81,491	81,491
Receive	3 Month JIBAR	Quarterly	(7.98)	Quarterly	03/07/2032	ZAR	16,000,000	–	83,246	83,246
Receive	3 Month JIBAR	Quarterly	(7.95)	Quarterly	03/07/2032	ZAR	16,500,000	–	87,573	87,573
Receive	6 Month THBFIX	Semi-Annually	(1.71)	Semi-Annually	04/18/2025	THB	573,000,000	–	88,267	88,267
Receive	6 Month THBFIX	Semi-Annually	(1.66)	Semi-Annually	05/26/2024	THB	850,000,000	–	140,473	140,473
Receive	BZDIOVRA	At Maturity	(12.84)	At Maturity	01/02/2024	BRL	695,808,610	–	166,814	166,814
Pay	TONAR	Annually	0.30	Annually	09/29/2027	JPY	8,825,000,000	(39,985)	163,110	203,095
Receive	COOVIBR	Quarterly	(9.85)	Quarterly	07/21/2032	COP	17,843,000,000	–	224,759	224,759
Receive	6 Month WIBOR	Semi-Annually	(7.61)	Annually	09/21/2024	PLN	127,000,000	–	240,749	240,749
Receive	COOVIBR	Quarterly	(9.71)	Quarterly	07/21/2032	COP	16,883,000,000	–	241,409	241,409
Receive	SOFR	Annually	(3.39)	Annually	11/09/2052	USD	20,400,000	–	248,529	248,529
Pay	BZDIOVRA	At Maturity	11.72	At Maturity	01/02/2026	BRL	248,590,247	–	302,293	302,293
Receive	COOVIBR	Quarterly	(8.54)	Quarterly	05/27/2032	COP	13,500,000,000	–	383,872	383,872
Receive	COOVIBR	Quarterly	(9.86)	Quarterly	09/09/2032	COP	36,000,000,000	–	446,274	446,274
Receive	28 Day MXN TIIE	28 Day	(9.43)	28 Day	12/18/2024	MXN	850,000,000	–	481,393	481,393
Receive	SOFR	Annually	(3.36)	Annually	11/09/2052	USD	27,200,000	–	494,291	494,291
Receive	3 Month ADBB	Quarterly	(3.70)	Quarterly	09/07/2025	AUD	104,000,000	–	513,652	513,652

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21	Invesco International Bond Fund

Open Centrally Cleared Interest Rate Swap Agreements(a)–(continued)

Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Receive	28 Day MXN TIIE	28 Day	(9.36)%	28 Day	12/18/2024	MXN	850,000,000	$–	$538,683	$538,683

Pay	SONIA	Annually	3.99	Annually	10/24/2052	GBP	4,500,000	–	673,288	673,288

Receive	3 Month JIBAR	Quarterly	(7.42)	Quarterly	05/05/2027	ZAR	370,000,000	–	740,980	740,980

Receive	3 Month JIBAR	Quarterly	(7.45)	Quarterly	04/29/2027	ZAR	385,000,000	–	741,819	741,819

Pay	SOFR	Annually	3.89	Annually	10/27/2032	USD	157,500,000	(7,196)	788,062	795,258

Receive	COOVIBR	Quarterly	(9.01)	Quarterly	05/24/2032	COP	36,300,000,000	–	819,663	819,663

Receive	3 Month JIBAR	Quarterly	(6.61)	Quarterly	10/19/2026	ZAR	336,700,000	1,507	1,023,335	1,021,828

Receive	3 Month JIBAR	Quarterly	(6.65)	Quarterly	10/11/2026	ZAR	350,000,000	–	1,072,059	1,072,059

Pay	BZDIOVRA	At Maturity	12.88	At Maturity	01/04/2027	BRL	103,795,903	–	1,209,114	1,209,114

Pay	BZDIOVRA	At Maturity	12.90	At Maturity	01/04/2027	BRL	122,728,546	–	1,445,560	1,445,560

Receive	SOFR	Annually	(3.53)	Annually	09/27/2032	USD	62,000,000	–	1,511,660	1,511,660

Receive	FBIL Overnight MIBOR	Semi-Annually	(5.65)	Semi-Annually	02/17/2027	INR	2,625,000,000	–	1,519,066	1,519,066

Receive	3 Month JIBAR	Quarterly	(7.50)	Quarterly	03/01/2031	ZAR	310,000,000	1,830	1,826,405	1,824,575

Receive	COOVIBR	Quarterly	(4.20)	Quarterly	02/08/2031	COP	43,000,000,000	–	4,145,809	4,145,809

Receive	CLICP	Semi-Annually	(2.34)	Semi-Annually	03/10/2026	CLP	30,000,000,000	–	4,780,130	4,780,130

Subtotal – Appreciation								(116,930)	27,478,789	27,595,719

Interest Rate Risk

Pay	SOFR	Annually	2.84	Annually	06/09/2033	USD	132,500,000	–	(9,854,587)	(9,854,587)

Pay	6 Month EURIBOR	Semi-Annually	0.64	Annually	03/03/2032	EUR	45,000,000	–	(8,490,415)	(8,490,415)

Pay	6 Month EURIBOR	Semi-Annually	2.43	Annually	09/05/2032	EUR	91,400,000	(20,227)	(4,380,812)	(4,360,585)

Pay	SONIA	Annually	2.24	Annually	10/11/2032	GBP	25,000,000	–	(3,634,124)	(3,634,124)

Pay	SOFR	Annually	3.38	Annually	09/08/2025	USD	70,500,000	–	(1,807,609)	(1,807,609)

Receive	SONIA	Annually	(5.73)	Annually	09/28/2024	GBP	50,000,000	5,032	(1,185,188)	(1,190,220)

Receive	SONIA	Annually	(5.41)	Annually	09/27/2024	GBP	50,000,000	4,504	(857,285)	(861,789)

Receive	SONIA	Annually	(4.96)	Annually	10/04/2024	GBP	100,000,000	–	(789,082)	(789,082)

Receive	SONIA	Annually	(5.51)	Annually	09/28/2024	GBP	27,000,000	2,552	(520,339)	(522,891)

Pay	SOFR	Annually	3.94	Annually	11/09/2027	USD	111,350,000	–	(460,090)	(460,090)

Pay	28 Day MXN TIIE	28 Day	8.68	28 Day	12/08/2032	MXN	231,250,000	–	(443,254)	(443,254)

Pay	28 Day MXN TIIE	28 Day	8.79	28 Day	12/08/2032	MXN	232,500,000	–	(365,211)	(365,211)

Receive	CLICP	Semi-Annually	(7.41)	Semi-Annually	07/22/2027	CLP	11,000,000,000	–	(269,652)	(269,652)

Pay	BZDIOVRA	At Maturity	11.30	At Maturity	01/02/2026	BRL	259,730,842	–	(268,701)	(268,701)

Receive	FBIL Overnight MIBOR	Semi-Annually	(7.02)	Semi-Annually	05/25/2027	INR	1,875,000,000	–	(258,099)	(258,099)

Pay	BZDIOVRA	At Maturity	11.27	At Maturity	01/02/2029	BRL	85,886,849	–	(164,106)	(164,106)

Receive	BZDIOVRA	At Maturity	(13.08)	At Maturity	01/02/2024	BRL	638,756,367	–	(141,253)	(141,253)

Pay	CLICP	Annually	10.90	Annually	07/22/2023	CLP	49,850,000,000	–	(121,341)	(121,341)

Pay	SOFR	Annually	4.00	Annually	11/09/2027	USD	83,512,500	–	(107,740)	(107,740)

Pay	BZDIOVRA	At Maturity	11.44	At Maturity	01/02/2026	BRL	257,483,601	–	(106,221)	(106,221)

Receive	BZDIOVRA	At Maturity	(13.00)	At Maturity	01/02/2024	BRL	670,830,035	–	(43,178)	(43,178)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22	Invesco International Bond Fund

Open Centrally Cleared Interest Rate Swap Agreements(a)–(continued)

Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Pay	28 Day MXN TIIE	28 Day	9.24%	28 Day	12/08/2032	MXN 152,500,000	$ –	$ (13,958)	$ (13,958)

Receive	6 Month THBFIX	Semi-Annually	(2.11)	Semi-Annually	05/11/2024	THB 850,000,000	–	(8,746)	(8,746)

Subtotal – Depreciation							(8,139)	(34,290,991)	(34,282,852)

Total Centrally Cleared Interest Rate Swap Agreements							$(125,069)	$(6,812,202)	$(6,687,133)

(a)	Centrally cleared swap agreements collateralized by $46,682,751 cash held with Counterparties.

Open Over-The-Counter Credit Default Swap Agreements(a)

Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Credit Risk

Goldman Sachs International	Royal Bank of Scotland Group PLC (The)	Buy	(1.00)%	Quarterly	12/20/2027	2.153%	EUR	5,000,000	$ 193,630	$262,170	$ 68,540

J.P. Morgan Chase Bank, N.A.	Royal Bank of Scotland Group PLC (The)	Buy	(1.00)	Quarterly	06/20/2027	2.047	EUR	7,500,000	241,772	327,346	85,574

Subtotal–Appreciation									435,402	589,516	154,114

Credit Risk

Citibank, N.A.	Assicurazioni Generali S.p.A.	Buy	(1.00)	Quarterly	12/20/2024	1.105	EUR	5,000,000	27,225	10,761	(16,464)

Citibank, N.A.	Assicurazioni Generali S.p.A.	Sell	1.00	Quarterly	12/20/2024	0.742	EUR	10,000,000	41,911	26,551	(15,360)

Goldman Sachs International	Markit iTraxx Europe Crossover Index, Series 32, Version 5	Sell	5.00	Quarterly	12/20/2024	8.244	EUR	10,000,000	549,672	(633,966)	(1,183,638)

J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe Crossover Index, Series 30, Version 8	Sell	5.00	Quarterly	12/20/2023	13.894	EUR	5,000,000	23,081	(471,679)	(494,760)

J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe Crossover Index, Series 30, Version 8	Sell	5.00	Quarterly	12/20/2023	13.894	EUR	10,000,000	137,236	(943,359)	(1,080,595)

J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe Crossover Index, Series 30, Version 8	Sell	5.00	Quarterly	12/20/2023	13.894	EUR	5,000,000	51,568	(471,679)	(523,247)

Subtotal–Depreciation									830,693	(2,483,371)	(3,314,064)

Total Open Over-The-Counter Credit Default Swap Agreements									$ 1,266,095	$(1,893,855)	$(3,159,950)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $68,869,000.
(b)

Implied credit spreads represent the current level, as of October 31, 2022, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

		Open Over-The-Counter Interest Rate Swap Agreements(a)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Received Fixed Rate	Payment Frequency	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation

Interest Rate Risk

Bank of America, N.A.	Receive	3 Month MYR KLIBOR	Quarterly	(2.70)%	Quarterly	03/16/2024	MYR 198,000,000	$–	$588,460	$588,460

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $68,869,000.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23	Invesco International Bond Fund

Abbreviations:

ADBB	–Australian Dollar Bank Bill
AUD	–Australian Dollar
BRL	–Brazilian Real
BZDIOVRA	–Brazil Ceptip DI Interbank Deposit Rate
CAD	–Canadian Dollar
CDOR	–Canadian Dealer Offered Rate
CHF	–Swiss Franc
CLICP	–Sinacofi Chile Interbank Rate Avg (CAMARA)
CLP	–Chile Peso
CNY	–Chinese Yuan Renminbi
COOVIBR	–Colombia IBR Overnight Nominal Interbank Reference Rate
COP	–Colombia Peso
CZK	–Czech Koruna
EUR	–Euro
EURIBOR	–Euro Interbank Offered Rate
FBIL	–Financial Benchmarks India Private Ltd.
GBP	–British Pound Sterling
HUF	–Hungarian Forint
IDR	–Indonesian Rupiah
INR	–Indian Rupee
JIBAR	–Johannesburg Interbank Average Rate
JPY	–Japanese Yen
KLIBOR	–Kuala Lumpur Interbank Offered Rate
KRW	–South Korean Won
MIBOR	–Mumbai Interbank Offered Rate
MXN	–Mexican Peso
MYR	–Malaysian Ringgit
NOK	–Norwegian Krone
NZD	–New Zealand Dollar
PLN	–Polish Zloty
RUB	–Russian Ruble
SEK	–Swedish Krona
SGD	–Singapore Dollar
SOFR	–Secured Overnight Financing Rate
SONIA	–Sterling Overnight Index Average
THB	–Thai Baht
THBFIX	–Thai Baht Interest Rate Fixing
TIIE	–Interbank Equilibrium Interest Rate
TONAR	–Tokyo Overnight Average Rate
TTHORON	–Thai Overnight Repurchase Rate
USD	–U.S. Dollar
WIBOR	–Warsaw Interbank Offered Rate
ZAR	–South African Rand

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

24	Invesco International Bond Fund

Consolidated Statement of Assets and Liabilities

October 31, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $1,359,685,807)*	$1,132,597,106

Investments in affiliated money market funds, at value (Cost $71,096,361)	71,096,776

Other investments:
Variation margin receivable – futures contracts	1,768,476

Swaps receivable – OTC	230,871

Unrealized appreciation on swap agreements – OTC	742,574

Premiums paid on swap agreements – OTC	1,266,095

Unrealized appreciation on forward foreign currency contracts outstanding	52,230,439

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	3,898,686

Cash collateral – centrally cleared swap agreements	46,682,751

Cash collateral – OTC Derivatives	68,869,000

Cash	42,158,928

Foreign currencies, at value (Cost $4,633,269)	4,552,334

Receivable for:
Investments sold	11,474,175

Fund shares sold	491,164

Dividends	179,801

Interest	18,257,452

Investment for trustee deferred compensation and retirement plans	305,552

Other assets	80,500

Total assets	1,456,882,680

Liabilities:
Other investments:
Options written, at value (premiums received $77,289,829)	96,158,624

Variation margin payable – centrally cleared swap agreements	474,887

Unrealized depreciation on forward foreign currency contracts outstanding	56,750,474

Swaps payable – OTC	20,061

Unrealized depreciation on swap agreements–OTC	3,314,064

Payable for:
Investments purchased	562,500

Dividends	793,071

Fund shares reacquired	1,978,614

Collateral upon return of securities loaned	4,458,070

Accrued fees to affiliates	745,594

Accrued trustees’ and officers’ fees and benefits	2,557

Accrued other operating expenses	489,065

Trustee deferred compensation and retirement plans	305,552

Total liabilities	166,053,133

Net assets applicable to shares outstanding	$1,290,829,547

Net assets consist of:
Shares of beneficial interest	$1,784,450,508

Distributable earnings (loss)	(493,620,961)

$1,290,829,547

Net Assets:
Class A	$449,632,034

Class C	$17,453,871

Class R	$40,961,932

Class Y	$497,024,787

Class R5	$964,460

Class R6	$284,792,463

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	113,585,050

Class C	4,426,215

Class R	10,378,270

Class Y	125,643,837

Class R5	243,253

Class R6	72,041,044

Class A:
Net asset value per share	$3.96

Maximum offering price per share (Net asset value of $3.96 ÷ 95.75%)	$4.14

Class C:
Net asset value and offering price per share	$3.94

Class R:
Net asset value and offering price per share	$3.95

Class Y:
Net asset value and offering price per share	$3.96

Class R5:
Net asset value and offering price per share	$3.96

Class R6:
Net asset value and offering price per share	$3.95

*	At October 31, 2022, securities with an aggregate value of $4,378,635 were on loan to brokers.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

25	Invesco International Bond Fund

Consolidated Statement of Operations

For the year ended October 31, 2022

Investment income:

Interest (net of foreign withholding taxes of $885,055)	$74,849,595

Dividends from affiliated money market funds (includes net securities lending income of $16,581)	849,126

Total investment income	75,698,721

Expenses:

Advisory fees	10,246,466

Administrative services fees	247,363

Custodian fees	384,380

Distribution fees:
Class A	1,393,647

Class C	231,354

Class R	252,328

Interest, facilities and maintenance fees	2,543,181

Transfer agent fees – A, C, R and Y	2,488,787

Transfer agent fees – R5	574

Transfer agent fees – R6	120,348

Trustees’ and officers’ fees and benefits	34,663

Registration and filing fees	99,601

Professional services fees	135,227

Other	(755,898)

Total expenses	17,422,021

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(366,861)

Net expenses	17,055,160

Net investment income	58,643,561

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $ 19,900)	(211,296,134)

Affiliated investment securities	6,537

Foreign currencies	(8,159,641)

Forward foreign currency contracts	10,925,978

Futures contracts	59,070,747

Option contracts written	10,577,835

Swap agreements	(164,269,292)

(303,143,970)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $ 341,826)	(134,898,751)

Affiliated investment securities	696

Foreign currencies	(568,132)

Forward foreign currency contracts	(15,480,119)

Futures contracts	4,824,930

Option contracts written	(8,908,052)

Swap agreements	37,685,704

(117,343,724)

Net realized and unrealized gain (loss)	(420,487,694)

Net increase (decrease) in net assets resulting from operations	$(361,844,133)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

26	Invesco International Bond Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	2022	2021

Operations:
Net investment income	$58,643,561	$74,439,003

Net realized gain (loss)	(303,143,970)	(79,750,107)

Change in net unrealized appreciation (depreciation)	(117,343,724)	(56,669,898)

Net increase (decrease) in net assets resulting from operations	(361,844,133)	(61,981,002)

Return of capital:
Class A	(17,732,927)	(21,704,815)

Class C	(542,467)	(810,790)

Class R	(1,451,576)	(1,769,009)

Class Y	(24,106,074)	(31,503,592)

Class R5	(22,987)	(907)

Class R6	(12,876,954)	(17,034,255)

Total return of capital	(56,732,985)	(72,823,368)

Share transactions–net:
Class A	(102,712,578)	(163,005,229)

Class C	(7,390,569)	(33,693,204)

Class R	(7,684,378)	(15,250,325)

Class Y	(266,241,633)	(109,968,834)

Class R5	1,078,038	62,702

Class R6	(96,211,294)	(73,986,017)

Net increase (decrease) in net assets resulting from share transactions	(479,162,414)	(395,840,907)

Net increase (decrease) in net assets	(897,739,532)	(530,645,277)

Net assets:
Beginning of year	2,188,569,079	2,719,214,356

End of year	$1,290,829,547	$2,188,569,079

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

27	Invesco International Bond Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Year ended 10/31/22	$5.08	$0.15	$(1.13)	$(0.98)	$–	$(0.14)	$(0.14)	$3.96	(19.50)%	$449,632	1.16	%(e)	1.18	%(e)	3.21	%(e)	90%
Year ended 10/31/21	5.41	0.15	(0.33)	(0.18)	–	(0.15)	(0.15)	5.08	(3.54)	690,866	1.01		1.07		2.73		197
Year ended 10/31/20	5.53	0.17	(0.10)	0.07	(0.12)	(0.07)	(0.19)	5.41	1.35	894,798	1.00		1.04		3.17		162
One month ended 10/31/19	5.41	0.02	0.12	0.14	–	(0.02)	(0.02)	5.53	2.60	1,043,265	1.01	(f)	1.03	(f)	4.60	(f)	7
Year ended 09/30/19	5.47	0.28	(0.06)	0.22	–	(0.28)	(0.28)	5.41	4.15	1,039,683	0.99		1.02		5.15		105
Year ended 09/30/18	5.95	0.25	(0.48)	(0.23)	(0.13)	(0.12)	(0.25)	5.47	(4.20)	1,082,539	0.99		1.01		4.31		115
Class C
Year ended 10/31/22	5.06	0.11	(1.12)	(1.01)	–	(0.11)	(0.11)	3.94	(20.21)	17,454	1.91	(e)	1.93	(e)	2.46	(e)	90
Year ended 10/31/21	5.39	0.11	(0.33)	(0.22)	–	(0.11)	(0.11)	5.06	(4.29)	30,414	1.76		1.82		1.98		197
Year ended 10/31/20	5.51	0.13	(0.10)	0.03	(0.09)	(0.06)	(0.15)	5.39	0.58	64,440	1.75		1.79		2.42		162
One month ended 10/31/19	5.39	0.02	0.12	0.14	–	(0.02)	(0.02)	5.51	2.55	113,329	1.77	(f)	1.79	(f)	3.84	(f)	7
Year ended 09/30/19	5.45	0.24	(0.06)	0.18	–	(0.24)	(0.24)	5.39	3.36	116,134	1.74		1.77		4.39		105
Year ended 09/30/18	5.93	0.21	(0.48)	(0.27)	(0.11)	(0.10)	(0.21)	5.45	(4.79)	291,793	1.74		1.76		3.56		115
Class R
Year ended 10/31/22	5.06	0.14	(1.12)	(0.98)	–	(0.13)	(0.13)	3.95	(19.59)	40,962	1.41	(e)	1.43	(e)	2.96	(e)	90
Year ended 10/31/21	5.39	0.14	(0.34)	(0.20)	–	(0.13)	(0.13)	5.06	(3.80)	60,913	1.26		1.32		2.48		197
Year ended 10/31/20	5.51	0.15	(0.10)	0.05	(0.10)	(0.07)	(0.17)	5.39	1.09	79,763	1.25		1.29		2.92		162
One month ended 10/31/19	5.39	0.02	0.12	0.14	–	(0.02)	(0.02)	5.51	2.59	99,080	1.27	(f)	1.29	(f)	4.34	(f)	7
Year ended 09/30/19	5.45	0.27	(0.06)	0.21	–	(0.27)	(0.27)	5.39	3.88	98,380	1.24		1.27		4.90		105
Year ended 09/30/18	5.93	0.24	(0.49)	(0.25)	(0.12)	(0.11)	(0.23)	5.45	(4.47)	117,668	1.23		1.25		4.06		115
Class Y
Year ended 10/31/22	5.08	0.16	(1.12)	(0.96)	–	(0.16)	(0.16)	3.96	(19.28)	497,025	0.91	(e)	0.93	(e)	3.46	(e)	90
Year ended 10/31/21	5.40	0.16	(0.32)	(0.16)	–	(0.16)	(0.16)	5.08	(3.11)	936,624	0.76		0.82		2.98		197
Year ended 10/31/20	5.53	0.18	(0.11)	0.07	(0.12)	(0.08)	(0.20)	5.40	1.41	1,105,508	0.75		0.79		3.42		162
One month ended 10/31/19	5.41	0.02	0.12	0.14	–	(0.02)	(0.02)	5.53	2.62	1,623,640	0.77	(f)	0.79	(f)	4.84	(f)	7
Year ended 09/30/19	5.47	0.29	(0.05)	0.24	–	(0.30)	(0.30)	5.41	4.40	1,611,797	0.74		0.77		5.39		105
Year ended 09/30/18	5.95	0.26	(0.48)	(0.22)	(0.14)	(0.12)	(0.26)	5.47	(3.80)	2,597,821	0.74		0.76		4.56		115
Class R5
Year ended 10/31/22	5.08	0.15	(1.11)	(0.96)	–	(0.16)	(0.16)	3.96	(19.23)	964	0.84	(e)	0.84	(e)	3.53	(e)	90
Year ended 10/31/21	5.41	0.16	(0.32)	(0.16)	–	(0.17)	(0.17)	5.08	(3.16)	70	0.64		0.64		3.10		197
Year ended 10/31/20	5.53	0.19	(0.11)	0.08	(0.12)	(0.08)	(0.20)	5.41	1.71	10	0.61		0.62		3.56		162
One month ended 10/31/19	5.41	0.02	0.12	0.14	–	(0.02)	(0.02)	5.53	2.62	10	0.68	(f)	0.68	(f)	4.93	(f)	7
Period ended 09/30/19(g)	5.41	0.11	(0.01)	0.10	–	(0.10)	(0.10)	5.41	1.74	10	0.65	(f)	0.67	(f)	5.48	(f)	105
Class R6
Year ended 10/31/22	5.07	0.17	(1.13)	(0.96)	–	(0.16)	(0.16)	3.95	(19.25)	284,792	0.78	(e)	0.78	(e)	3.59	(e)	90
Year ended 10/31/21	5.40	0.17	(0.33)	(0.16)	–	(0.17)	(0.17)	5.07	(3.17)	469,683	0.64		0.65		3.10		197
Year ended 10/31/20	5.52	0.19	(0.10)	0.09	(0.13)	(0.08)	(0.21)	5.40	1.75	574,695	0.61		0.62		3.56		162
One month ended 10/31/19	5.40	0.02	0.12	0.14	–	(0.02)	(0.02)	5.52	2.64	878,616	0.60	(f)	0.62	(f)	5.01	(f)	7
Year ended 09/30/19	5.46	0.30	(0.06)	0.24	–	(0.30)	(0.30)	5.40	4.55	857,498	0.60		0.62		5.53		105
Year ended 09/30/18	5.94	0.27	(0.48)	(0.21)	(0.14)	(0.13)	(0.27)	5.46	(3.83)	1,404,290	0.58		0.60		4.71		115

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include estimated acquired fund fees from underlying funds of 0.01%, 0.01% and 0.01% for the one month ended October 31, 2019 and the years ended September 30, 2019 and 2018 respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios include interest, facilities and maintenance fees of 0.15% for the year ended October 31, 2022.
(f)	Annualized.
(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

28	Invesco International Bond Fund

Notes to Consolidated Financial Statements

October 31, 2022

NOTE 1–Significant Accounting Policies

Invesco International Bond Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco International Bond Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to Regulation S securities primarily through investments in the Susbsidiary. The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

29	Invesco International Bond Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses, negative or overdrawn balances on margin accounts, and other expenses associated with establishing and maintaining a line of credit.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Treasury Inflation-Protected Securities - The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

K.

Structured Securities - The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal

30	Invesco International Bond Fund

amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

L.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Consolidated Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Consolidated Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Consolidated Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2022, Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliated money market funds on the Consolidated Statement of Operations.

M.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

N.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

O.

Futures Contracts - The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

P.

Call Options Purchased and Written - The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period.

31	Invesco International Bond Fund

Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

Q.

Put Options Purchased and Written - The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

R.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by

32	Invesco International Bond Fund

having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2022, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

S.

LIBOR Risk - The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. Although the publication of most LIBOR rates ceased at the end of 2021, a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

T.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

U.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

V.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

Following Russia’s invasion of Ukraine in late February 2022, various countries, including the United States, as well as NATO and the European Union, issued broad-ranging economic sanctions against Russia and Belarus. The resulting responses to the military actions (and potential further sanctions in response to continued military activity), the potential for military escalation and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity and overall uncertainty. The negative impacts may be particularly acute in certain sectors including, but not limited to, energy and financials. Russia may take additional counter measures or retaliatory actions (including cyberattacks), which could exacerbate negative consequences on global financial markets. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to Russian issuers or the adjoining geographic regions.

W.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

33	Invesco International Bond Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*
First $ 200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $200 million	0.600%
Next $4 billion	0.500%
Next $10 billion	0.480%
Over $15 billion	0.450%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2022, the effective advisory fee rate incurred by the Fund was 0.59%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through February 28, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.01%, 1.76%, 1.26%, 0.76%, 0.76%, and 0.76%, respectively, of the Fund’s average daily net assets (the “expense limits”). Effective March 1, 2023, through at least February 29, 2024, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.04%, 1.79%, 1.29%, 0.79%, 0.79%, and 0.79%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate February 29, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2022, the Adviser waived advisory fees of $70,091 and reimbursed class level expenses of $112,011, $5,389, $12,296, $161,412, $0 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2022, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2022, IDI advised the Fund that IDI retained $17,330 in front-end sales commissions from the sale of Class A shares and $591 and $962 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

34	Invesco International Bond Fund

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 - Prices are determined using quoted prices in an active market for identical assets.

Level 2 - Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 - Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Non-U.S. Dollar Denominated Bonds & Notes	$–	$651,111,918	$–	$651,111,918

U.S. Dollar Denominated Bonds & Notes	–	239,208,897	–	239,208,897

Asset-Backed Securities	–	108,617,789	2,836,328	111,454,117

U.S. Treasury Securities	–	25,924,900	–	25,924,900

Common Stocks & Other Equity Interests	21,058,938	–	4,299,807	25,358,745

Preferred Stocks	–	6,817,607	–	6,817,607

Money Market Funds	66,638,637	4,458,139	–	71,096,776

Options Purchased	–	72,720,922	–	72,720,922

Total Investments in Securities	87,697,575	1,108,860,172	7,136,135	1,203,693,882

Other Investments - Assets*

Futures Contracts	4,668,545	–	–	4,668,545

Forward Foreign Currency Contracts	–	52,230,439	–	52,230,439

Swap Agreements	–	28,636,579	–	28,636,579

	4,668,545	80,867,018	–	85,535,563

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(56,750,474)	–	(56,750,474)

Options Written	–	(96,158,624)	–	(96,158,624)

Swap Agreements	–	(37,806,818)	–	(37,806,818)

	–	(190,715,916)	–	(190,715,916)

Total Other Investments	4,668,545	(109,848,898)	–	(105,180,353)

Total Investments	$92,366,120	$999,011,274	$7,136,135	$1,098,513,529

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

35	Invesco International Bond Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2022:

	Value
Derivative Assets	Credit Risk	Currency Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts –Exchange-Traded(a)	$–	$–	$4,668,545	$4,668,545

Unrealized appreciation on swap agreements – Centrally Cleared(a)	298,286	–	27,595,719	27,894,005

Unrealized appreciation on forward foreign currency contracts outstanding	–	52,230,439	–	52,230,439

Unrealized appreciation on swap agreements – OTC	154,114	–	588,460	742,574

Options purchased, at value – OTC(b)	1,526,511	14,488,198	56,706,213	72,720,922

Total Derivative Assets	1,978,911	66,718,637	89,558,937	158,256,485

Derivatives not subject to master netting agreements	(298,286)	–	(32,264,264)	(32,562,550)

Total Derivative Assets subject to master netting agreements	$1,680,625	$66,718,637	$57,294,673	$125,693,935

	Value
Derivative Liabilities	Credit Risk	Currency Risk	Interest Rate Risk	Total

Unrealized depreciation on swap agreements – Centrally Cleared(a)	$(209,902)	$–	$(34,282,852)	$(34,492,754)

Unrealized depreciation on forward foreign currency contracts outstanding	–	(56,750,474)	–	(56,750,474)

Unrealized depreciation on swap agreements – OTC	(3,314,064)	–	–	(3,314,064)

Options written, at value – OTC	(973,120)	(10,568,485)	(84,617,019)	(96,158,624)

Total Derivative Liabilities	(4,497,086)	(67,318,959)	(118,899,871)	(190,715,916)

Derivatives not subject to master netting agreements	209,902	–	34,282,852	34,492,754

Total Derivative Liabilities subject to master netting agreements	$(4,287,184)	$(67,318,959)	$(84,617,019)	$(156,223,162)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2022.

										Collateral
	Financial Derivative Assets				Financial Derivative Liabilities					(Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Options Purchased	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Options Written	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank of America, N.A.	$14,367,746	$3,173,999	$ 605,293	$18,147,038	$(17,769,738)	$(13,141,644)	$–	$(30,911,382)	$(12,764,344)	$–	$12,270,000	$(494,344)

Barclays Bank PLC	–	–	–	–	–	(372,926)	–	(372,926)	(372,926)	–	372,926	–

BNP Paribas S.A.	–	–	–	–	(517,412)	–	–	(517,412)	(517,412)	–	–	(517,412)

Citibank, N.A.	11,029,471	–	5,732	11,035,203	(10,912,197)	–	(37,555)	(10,949,752)	85,451	–	(85,451)	–

Deutsche Bank AG	6,539,770	–	–	6,539,770	(2,886,246)	–	–	(2,886,246)	3,653,524	–	–	3,653,524

Goldman Sachs International	8,461,474	6,782,078	125,859	15,369,411	(4,920,853)	(36,862,612)	(1,189,370)	(42,972,835)	(27,603,424)	–	27,603,424	–

J.P. Morgan Chase Bank, N.A.	6,206,073	17,168,414	236,561	23,611,048	(10,590,161)	(29,448,538)	(2,107,200)	(42,145,899)	(18,534,851)	–	18,534,851	–

Morgan Stanley and Co. International PLC	5,324,738	45,289,551	–	50,614,289	(8,584,500)	(16,332,904)	–	(24,917,404)	25,696,885	–	–	25,696,885

Royal Bank of Canada	301,167	–	–	301,167	–	–	–	–	301,167	–	(280,000)	21,167

Standard Chartered Bank PLC	–	306,880	–	306,880	(569,367)	–	–	(569,367)	(262,487)	–	262,487	–

Total	$52,230,439	$72,720,922	$973,445	$125,924,806	$(56,750,474)	$(96,158,624)	$(3,334,125)	$(156,243,223)	$(30,318,417)	$–	$58,678,237	$28,359,820

36	Invesco International Bond Fund

Effect of Derivative Investments for the year ended October 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Consolidated Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$10,925,978	$-	$10,925,978

Futures contracts	-	-	59,070,747	59,070,747

Options purchased(a)	-	(22,100,576)	208,191	(21,892,385)

Options written	(1,532,883)	(16,581,884)	28,692,602	10,577,835

Swap agreements	4,903,027	-	(169,172,319)	(164,269,292)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	(15,480,119)	-	(15,480,119)

Futures contracts	-	-	4,824,930	4,824,930

Options purchased(a)	944,391	5,614,999	31,807,913	38,367,303

Options written	(783,861)	3,320,653	(11,444,844)	(8,908,052)

Swap agreements	(3,344,181)	-	41,029,885	37,685,704

Total	$186,493	$(34,300,949)	$(14,982,895)	$(49,097,351)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

				Foreign		Foreign
	Forward			Currency		Currency
	Foreign Currency	Futures	Swaptions	Options	Swaptions	Options	Swap
	Contracts	Contracts	Purchased	Purchased	Written	Written	Agreements

Average notional value	$5,397,178,779	$360,220,408	$490,429,147	$1,279,873,493	$3,311,255,064	$636,311,690	$19,759,422,857

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,662.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021

Return of capital	56,732,985	72,823,368

37	Invesco International Bond Fund

Tax Components of Net Assets at Period-End:

2022

Net unrealized appreciation (depreciation) – investments	$(255,739,005)

Net unrealized appreciation (depreciation) – foreign currencies	(1,535,814)

Temporary book/tax differences	(302,025)

Capital loss carryforward	(236,044,117)

Shares of beneficial interest	1,784,450,508

Total net assets	$1,290,829,547

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to derivative instruments and straddles.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$198,541,915	$37,502,202	$236,044,117

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2022 was $1,223,529,939 and $1,662,611,453, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$167,894,585

Aggregate unrealized (depreciation) of investments	(423,633,590)

Net unrealized appreciation (depreciation) of investments	$(255,739,005)

Cost of investments for tax purposes is $1,356,206,808.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating losses and return of capital distributions, on October 31, 2022, undistributed net investment income was increased by $16,084,588, undistributed net realized gain (loss) was increased by $223,148,368 and shares of beneficial interest was decreased by $239,232,955. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	6,791,760	$31,312,761	10,679,165	$59,163,264

Class C	482,560	2,196,516	749,964	4,152,544

Class R	1,266,442	5,839,373	1,933,033	10,661,305

Class Y	39,767,405	189,983,572	52,906,667	292,887,665

Class R5	248,165	1,156,653	11,857	62,852

Class R6	11,857,360	54,706,960	25,033,048	138,232,595

Issued as reinvestment of dividends:
Class A	3,281,576	14,668,894	3,272,113	17,895,284

Class C	103,470	459,930	120,518	658,289

Class R	323,717	1,439,296	321,804	1,754,902

Class Y	3,842,890	17,291,282	4,262,472	23,303,587

Class R5	5,409	22,693	114	596

Class R6	2,593,720	11,614,884	2,726,524	14,911,604

38	Invesco International Bond Fund

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Automatic conversion of Class C shares to Class A shares:
Class A	656,099	$3,019,260	4,513,898	$25,808,212

Class C	(658,721)	(3,019,260)	(4,530,213)	(25,808,212)

Reacquired:
Class A	(33,153,319)	(151,713,493)	(47,989,282)	(265,871,989)

Class C	(1,512,565)	(7,027,755)	(2,295,274)	(12,695,825)

Class R	(3,239,823)	(14,963,047)	(5,025,642)	(27,666,532)

Class Y	(102,430,021)	(473,516,487)	(77,271,663)	(426,160,086)

Class R5	(23,998)	(101,308)	(142)	(746)

Class R6	(35,016,427)	(162,533,138)	(41,611,072)	(227,130,216)

Net increase (decrease) in share activity	(104,814,301)	$(479,162,414)	(72,192,111)	$(395,840,907)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 46% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

39	Invesco International Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco International Bond Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco International Bond Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2022, the related consolidated statement of operations for the year ended October 31, 2022, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the consolidated financial highlights for each of the periods indicated in the table below (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Consolidated Financial Highlights

For each of the three years in the period ended October 31, 2022, the one month ended October 31, 2019, and the year ended September 30, 2019 for Class A, Class C, Class R, Class Y and Class R6.

For each of the three years in the period ended October 31, 2022, the one month ended October 31, 2019, and the period May 24, 2019 (commencement of operations) through September 30, 2019 for Class R5.

The consolidated financial statements of Oppenheimer International Bond Fund (subsequently renamed Invesco International Bond Fund) as of and for the year ended September 30, 2018 and the consolidated financial highlights for the year then ended (not presented herein, other than the consolidated financial highlights) were audited by other auditors whose report dated November 28, 2018 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent, portfolio company investees, and brokers; when replies were not received from brokers or portfolio company investees, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

40	Invesco International Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (05/01/22)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/22)	Expenses Paid During Period[2]
Class A	$1,000.00	$902.20	$6.42	$1,018.45	$6.82	1.34%
Class C	1,000.00	898.20	10.00	1,014.67	10.61	2.09
Class R	1,000.00	902.80	7.63	1,017.19	8.08	1.59
Class Y	1,000.00	903.20	5.23	1,019.71	5.55	1.09
Class R5	1,000.00	903.60	4.17	1,020.82	4.43	0.87
Class R6	1,000.00	903.50	4.70	1,020.27	4.99	0.98

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2022 through October 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

41	Invesco International Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco International Bond Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled

Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the Custom Invesco International Bond Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period and the fourth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board considered that the Fund’s exposure to emerging market interest rates and currencies detracted from performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different

42	Invesco International Bond Fund

performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

43	Invesco International Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

44	Invesco International Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco International Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			189	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco International Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	189	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco International Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco International Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers– (continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco International Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco International Bond Fund

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at

invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	O-IBD-AR-1

Annual Report to Shareholders	October 31, 2022

Invesco Macro Allocation Strategy Fund

Nasdaq:

A: GMSDX ∎ C: GMSEX ∎ R: GMSJX ∎ Y: GMSHX ∎ R5: GMSKX ∎ R6: GMSLX

2	Management’s Discussion

2	Performance Summary

3	Long-Term Fund Performance

5	Supplemental Information

7	Consolidated Schedule of Investments

13	Consolidated Financial Statements

16	Consolidated Financial Highlights

17	Notes to Consolidated Financial Statements

26	Report of Independent Registered Public Accounting Firm

27	Fund Expenses

28	Approval of Investment Advisory and Sub-Advisory Contracts

31	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2022, Class A shares of Invesco Macro Allocation Strategy Fund (the Fund), at net asset value (NAV), underperformed the Bloomberg 3-Month Treasury Bellwether Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/21 to 10/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-9.88%
Class C Shares	-10.66
Class R Shares	-10.11
Class Y Shares	-9.70
Class R5 Shares	-9.69
Class R6 Shares	-9.72
Bloomberg 3-Month Treasury Bellwether Index▼ (Broad Market/Style-Specific Index)	0.80
Lipper Absolute Return Funds Index∎ (Peer Group Index)	-6.39

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

For the fiscal year ended October 31, 2022, the Fund at NAV reported negative absolute performance as two of the major asset classes in which the Fund invests (stocks and sovereign debt) detracted from results, while the commodities exposure contributed. The Fund operates on a fully systematic platform and invests in derivatives, such as swaps, options and futures, which are expected to correspond to the performance of US and international fixed-income, equity and commodity markets. The portfolio operates on two components that fulfill specific roles for the aggregate portfolio: adaptive positioning that seeks to capitalize on the long-term characteristics of asset classes within a macro factor framework, and a diversified defense component that is designed to exhibit low correlation to broad capital markets and with that provide a level of defense to the strategy.

    The adaptive positioning’s investment process involves first selecting representative assets for each asset class from a universe of more than 50 assets. Next, we seek to construct the portfolio so that an approximately equal amount of risk comes from our equity, fixed-income and commodity allocations. Tactical adjustments to the Fund’s portfolio are then made on a monthly basis to try to take advantage of shorter-term market dynamics. Here, the team introduces a module to the aggregate portfolio that is anchored on the premise that, over the long-term, asset classes typically generate an excess return over cash. This concept has a long-term orientation and therefore needs to be complemented with an overlay that takes into account the differentiated behavior of assets over the short term.

    The adaptive positioning generated a negative result for the Fund for the fiscal year.

The exposures to equities, commodities and sovereign debt detracted from results. This result is consistent with the current inflationary environment that has forced global central banks to embark on highly restrictive monetary policies, a diametrically opposite stance from where we were a year ago and the emergence toward the end of the fiscal year of fears of a global recession.

    The diversified defense module introduces dedicated defensive assets and strategies to the aggregate portfolio. This module is designed in a manner that we believe improves the reactivity during market turbulence.

    The final portfolio is then put together seeking to achieve a long-term correlation to equities of zero. From a risk-contribution perspective, the adaptive position contributes 80% while the diversified defense contributes 20% of the portfolio’s aggregate risk.

    In equities, all markets detracted from Fund results with North America performing the worst, followed by Japanese and European markets, with UK stocks performing the best. Commodities were a relative bright spot, broadly rising in response to supply chain bottlenecks, adverse weather conditions that impede transportation and also affect key agriculture asset growing regions, and a general sense of underinvestment in an asset class that never recovered from the all-time height in June of 2008. Nonetheless, the volatile nature of the market environment allowed only for a limited contribution to the Fund’s overall results during the fiscal year.

    The Fund’s exposure to global government bonds detracted from Fund results as a combination of strong tightening moves across most major central banks and persistently high inflation readings reduced the attractiveness of bonds. The yield of the US 10-year Treasury reached levels not seen since the latter part of 2018. Japan was an outlier as the Bank of Japan continued to hold rates steady at its September 2022 meeting. At the other end of the spectrum, UK gilts were hammered in September as details of the mini budget emerged. Gilts regained some ground at the end of September when the Bank of England stepped in to make temporary purchases of long-dated gilts in an effort to stabilize bond yields and prevent pensions from failing. Rate hikes in the US and Canada, along with a hotter-than-expected consumer price index print in the US, served to push yields higher in North America. The Federal Reserve also doubled the pace of its quantitative tightening efforts during the fiscal year. German bund yields also rose on comments from President Lagarde that indicated rates were far from where they need to be to counter inflation.

    Within the diversified defense module, only the dedicated sovereign debt exposure detracted from Fund results. The other defensive assets and strategies, including long put options, defensive equity factor exposure and optimal roll within commodities, delivered positive results.

    Please note that our strategy is principally implemented with derivative instruments that include futures, options and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    We thank you for your investment in Invesco Macro Allocation Strategy Fund.

Portfolio manager(s):

Mark Ahnrud

John Burrello

Chris Devine

Scott Hixon

Christian Ulrich

Scott Wolle - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2	Invesco Macro Allocation Strategy Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/12

1 Source: Lipper Inc.

2 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3	Invesco Macro Allocation Strategy Fund

Average Annual Total Returns
As of 10/31/22, including maximum applicable sales charges

Class A Shares
10 Years	1.33%
5 Years	-1.74
1 Year	-14.81

Class C Shares
10 Years	1.25%
5 Years	-1.38
1 Year	-11.49

Class R Shares
10 Years	1.68%
5 Years	-0.86
1 Year	-10.11

Class Y Shares
Inception (9/26/12)	2.05%
10 Years	2.17
5 Years	-0.39
1 Year	-9.70

Class R5 Shares
10 Years	2.18%
5 Years	-0.38
1 Year	-9.69

Class R6 Shares
10 Years	2.16%
5 Years	-0.39
1 Year	-9.72

On August 28, 2013, Class H1 shares converted to Class Y shares.

    Class A, Class C and Class R shares incepted on August 28, 2013. Performance shown prior to that date is that of Class Y shares at net asset value, restated to reflect the higher 12b-1 fees applicable to Class A, Class C and Class R shares.

    Class R5 shares and Class R6 shares incepted on August 28, 2013. Performance shown prior to that date is that of Class Y shares at net asset value.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4	Invesco Macro Allocation Strategy Fund

Supplemental Information

Invesco Macro Allocation Strategy Fund’s investment objective is to seek a positive absolute return over a complete economic and market cycle.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg 3-Month Treasury Bellwether Index measures the performance of treasury bills with maturities of less than three months.
∎	The Lipper Absolute Return Funds Index is an unmanaged index considered representative of absolute return funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5	Invesco Macro Allocation Strategy Fund

Fund Information

Notional Asset Weights as of October 31, 2022

Asset Class	Notional Asset Weights*

Equities	-5.09%

Fixed Income	44.27

Commodities	27.35

Options	60.64

Total	127.17%

*	Total Notional Asset Weights greater than 100% is achieved through derivatives and other instruments that create leverage.

6	Invesco Macro Allocation Strategy Fund

Consolidated Schedule of Investments

October 31, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–42.59%(a)
U.S. Treasury Bills–13.02%

U.S. Treasury Bills	1.48%	11/25/2022	$10,630	$ 10,619,583

U.S. Treasury Bills	1.71%	12/08/2022	1,540	1,537,278

U.S. Treasury Bills	3.39%	03/09/2023	8,300	8,176,643

				20,333,504

U.S. Treasury Floating Rate Notes–29.57%

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate - 0.02%)(b)	4.09%	01/31/2024	23,500	23,497,334

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate - 0.08%)(b)	4.04%	04/30/2024	22,700	22,667,036

				46,164,370

Total U.S. Treasury Securities (Cost $66,558,586)				66,497,874

			Shares
Money Market Funds–39.58%

Invesco Government & Agency Portfolio, Institutional Class, 3.07%(c)(d)			28,357,639	28,357,639

Invesco Liquid Assets Portfolio, Institutional Class, 3.03%(c)(d)			9,054,524	9,056,334

Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio (Ireland), Institutional Class, 3.16%(c)(d)			10,138,306	10,138,306

Invesco Treasury Portfolio, Institutional Class, 3.08%(c)(d)			14,239,588	14,239,588

Total Money Market Funds (Cost $61,788,615)				61,791,867

Options Purchased–5.28%

(Cost $7,904,738)(e)				8,235,440

TOTAL INVESTMENTS IN SECURITIES–87.45% (Cost $136,251,939)				136,525,181

OTHER ASSETS LESS LIABILITIES–12.55%				19,590,973

NET ASSETS–100.00%				$156,116,154

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2022.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$53,989,266	$112,863,541	$(138,495,168)	$-	$-	$28,357,639	$264,751

Invesco Liquid Assets Portfolio, Institutional Class	18,897,176	79,059,672	(88,896,548)	3,946	(7,912)	9,056,334	99,894

Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio, Institutional Class	20,435,916	91,994,080	(102,291,690)	-	-	10,138,306	104,957

Invesco Treasury Portfolio, Institutional Class	29,978,590	126,495,475	(142,234,477)	-	-	14,239,588	147,615

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	729	(729)	-	-	-	1*

Invesco Private Prime Fund	-	4,406,400	(4,406,841)	-	441	-	288*

Total	$123,300,948	$414,819,897	$(476,325,453)	$3,946	$(7,471)	$61,791,867	$617,506

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Consolidated Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(e)	The table below details options purchased.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

7	Invesco Macro Allocation Strategy Fund

Open Exchange-Traded Index Options Purchased(a)
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value*		Value

Equity Risk

S&P 500 Index	Put	09/15/2023	16	USD	3,900.00	USD	6,240,000	$ 494,560

S&P 500 Index	Put	10/20/2023	16	USD	3,625.00	USD	5,800,000	364,880

S&P 500 Index	Put	08/18/2023	16	USD	4,075.00	USD	6,520,000	598,400

S&P 500 Index	Put	11/18/2022	16	USD	4,450.00	USD	7,120,000	918,640

S&P 500 Index	Put	12/16/2022	16	USD	4,475.00	USD	7,160,000	948,800

S&P 500 Index	Put	01/20/2023	16	USD	4,650.00	USD	7,440,000	1,199,280

S&P 500 Index	Put	02/17/2023	16	USD	4,375.00	USD	7,000,000	800,880

S&P 500 Index	Put	03/17/2023	16	USD	4,175.00	USD	6,680,000	586,000

S&P 500 Index	Put	04/21/2023	16	USD	4,450.00	USD	7,120,000	910,240

S&P 500 Index	Put	06/16/2023	16	USD	4,025.00	USD	6,440,000	522,560

S&P 500 Index	Put	07/21/2023	16	USD	3,750.00	USD	6,000,000	369,680

S&P 500 Index	Put	05/19/2023	16	USD	4,050.00	USD	6,480,000	521,520

Total Index Options Purchased								$8,235,440

(a)	Open Exchange-Traded Index Options Purchased collateralized by $4,095,000 cash held with Morgan Stanley & Co.
*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

Brent Crude	30	December-2022	$2,730,600	$181,360	$181,360

Coffee ’C’	7	March-2023	456,881	(84,203)	(84,203)

Corn	46	December-2022	1,590,450	81,031	81,031

Cotton No. 2	2	December-2022	72,000	(20,924)	(20,924)

Gasoline Reformulated Blendstock Oxygenate Blending	29	November-2022	3,076,303	55,354	55,354

Low Sulphur Gas Oil	40	December-2022	4,079,000	259,056	259,056

Natural Gas	43	November-2022	2,732,650	(599,941)	(599,941)

New York Harbor Ultra-Low Sulfur Diesel	26	November-2022	4,012,117	120,908	120,908

Soybeans	23	July-2023	1,653,988	26,219	26,219

Soybean Meal	45	December-2022	1,926,450	122,289	122,289

Soybean Oil	7	December-2022	307,482	36,863	36,863

WTI Crude	33	January-2023	2,775,300	53,679	53,679

Subtotal				231,691	231,691

Equity Risk

E-Mini S&P 500 Index	47	December-2022	9,125,050	385,892	385,892

FTSE 100 Index	29	December-2022	2,363,754	(123,175)	(123,175)

Tokyo Stock Price Index	4	December-2022	518,108	4,483	4,483

Subtotal				267,200	267,200

Interest Rate Risk

Australia 10 Year Bonds	296	December-2022	22,432,885	(281,569)	(281,569)

Canada 10 Year Bonds	217	December-2022	19,596,660	(294,569)	(294,569)

Euro-Bund	65	December-2022	8,892,864	(439,813)	(439,813)

Japan 10 Year Bonds	6	December-2022	6,003,026	6,891	6,891

Long Gilt	96	December-2022	11,243,773	(305,572)	(305,572)

U.S. Treasury Long Bonds	22	December-2022	2,651,000	(179,260)	(179,260)

Subtotal				(1,493,892)	(1,493,892)

Subtotal-Long Futures Contracts				(995,001)	(995,001)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco Macro Allocation Strategy Fund

Open Futures Contracts(a)–(continued)

Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

Cocoa	61	March-2023	$(1,429,230)	$21,994	$ 21,994

Gold 100 oz.	58	December-2022	(9,516,060)	736,388	736,388

Kansas City Wheat	18	December-2022	(880,875)	(90,925)	(90,925)

Lean Hogs	15	December-2022	(509,550)	(5,080)	(5,080)

Live Cattle	38	December-2022	(2,317,620)	(59,170)	(59,170)

LME Nickel	29	December-2022	(3,784,848)	(67,320)	(67,320)

Silver	67	December-2022	(6,404,865)	842	842

Sugar No. 11	44	February-2023	(885,562)	(15,699)	(15,699)

Wheat	25	December-2022	(1,102,812)	117,396	117,396

Subtotal				638,426	638,426

Equity Risk

E-Mini Russell 2000 Index	12	December-2022	(1,111,800)	(81,029)	(81,029)

EURO STOXX 50 Index	43	December-2022	(1,537,460)	(99,094)	(99,094)

MSCI EAFE Index	130	December-2022	(11,413,350)	625,332	625,332

MSCI Emerging Markets Index	212	December-2022	(9,048,160)	1,276,012	1,276,012

S&P/TSX 60 Index	43	December-2022	(7,433,743)	(189,149)	(189,149)

Subtotal				1,532,072	1,532,072

Subtotal–Short Futures Contracts				2,170,498	2,170,498

Total Futures Contracts				$1,175,497	$1,175,497

(a)	Futures contracts collateralized by $14,695,000 cash held with Goldman Sachs & Co. LLC, the futures commission merchant.

Open Over-The-Counter Total Return Swap Agreements(a)(b)

Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

Canadian Imperial Bank of Commerce	Pay	Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2	0.27%	Monthly	7,000	August–2023	USD	646,546	$–	$10,419	$ 10,419

Commodity Risk

Macquarie Bank Ltd.	Receive	Macquarie F6 Carry Alpha Index	0.32	Monthly	171,050	April–2023	USD	46,781,320	–	(243,182)	(243,182)

Morgan Stanley Capital Services LLC	Pay	S&P GSCI Aluminum Dynamic Roll Index Excess Return	0.03	Monthly	22,550	June–2023	USD	2,345,229	–	(2,363)	(2,363)

Subtotal – Depreciation									–	(245,545)	(245,545)

Total – Total Return Swap Agreements									$–	$(235,126)	$(235,126)

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $520,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco Macro Allocation Strategy Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)

Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Equity Risk

BNP Paribas S.A.	Receive	Invesco U.S. Low Volatility Total Return Index	SOFR + 0.050%	Monthly	531	November–2022	USD	2,970,653	$–	$188,016	$188,016

BNP Paribas S.A.	Receive	Invesco US Large Cap Broad Quality Total Return Index	SOFR + 0.280%	Monthly	400	November–2022	USD	3,259,932	–	138,536	138,536

BNP Paribas S.A.	Receive	MSCI EAFE Minimum Volatility Daily Net Total Return Index	SOFR + 0.340%	Monthly	1,987	February–2023	USD	3,345,432	–	83,414	83,414

Citibank, N.A.	Receive	MSCI EAFE Minimum Volatility Daily Net Total Return Index	SOFR + 0.410%	Monthly	243	February–2023	USD	409,273	–	10,058	10,058

Citibank, N.A.	Receive	MSCI EAFE Momentum Index	SOFR + 0.300%	Monthly	710	February–2023	USD	3,696,090	–	169,512	169,512

Citibank, N.A.	Receive	MSCI EAFE Quality Index	SOFR + 0.350%	Monthly	1,010	February–2023	USD	3,697,842	–	154,453	154,453

Goldman Sachs International	Receive	Invesco U.S. Low Volatility Total Return Index	SOFR + 0.200%	Monthly	124	November–2022	USD	693,712	–	43,906	43,906

Goldman Sachs International	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.800%	Monthly	60	December–2022	USD	100,024	–	422	422

J.P. Morgan Chase Bank, N.A.	Receive	Invesco US Large Cap Broad Price Momentum Index	SOFR + 0.230%	Monthly	45	November–2022	USD	306,111	–	23,635	23,635

J.P. Morgan Chase Bank, N.A.	Receive	Invesco US Large Cap Broad Price Momentum Total Return Index	SOFR + 0.280%	Monthly	485	November–2022	USD	3,299,198	–	254,728	254,728

J.P. Morgan Chase Bank, N.A.	Receive	Invesco US Large Cap Broad Quality Total Return Index	SOFR + 0.240%	Monthly	45	November–2022	USD	366,742	–	15,585	15,585

J.P. Morgan Chase Bank, N.A.	Receive	MSCI Emerging Markets Minimum Volatility Index	SOFR + 0.680%	Monthly	3,220	December–2022	USD	5,367,933	–	22,637	22,637

Subtotal – Appreciation									–	1,104,902	1,104,902

Equity Risk

J.P. Morgan Chase Bank, N.A.	Receive	Invesco Emerging Markets + Korea Large Cap Broad Price Momentum Net Total Return Index	SOFR + 0.550%	Monthly	920	November–2022	USD	5,498,987	–	(71,454)	(71,454)

Total – Total Return Swap Agreements									$–	$1,033,448	$1,033,448

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $520,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

Reference Entity Components
Reference Entity	Underlying Components	Percentage
Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2

Long Futures Contracts

Copper	100%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Macro Allocation Strategy Fund

Reference Entity Components–(continued)

Reference Entity	Underlying Components	Percentage

Macquarie F6 Carry Alpha Index

Long Futures Contracts

Aluminum	4.26%

Coffee ‘C’	2.55%

Copper	5.48%

Corn	8.19%

Cotton No. 2	1.23%

Heating Oil	3.29%

KC HRW Wheat	2.59%

Lean Hogs	2.86%

Live Cattle	5.23%

Low Sulphur Gasoil	4.26%

Natural Gas	15.16%

Nickel	3.88%

RBOB Gasoline	3.21%

Soybean Meal	4.46%

Soybean Oil	4.45%

Soybeans	7.70%

Sugar No. 11	3.23%

Wheat	4.27%

WTI Crude	10.58%

Zinc	3.12%

Total	100%

Macquarie F6 Carry Alpha Index

Short Futures Contracts

Aluminum	(3.85)%

Coffee ‘C’	(2.40)%

Copper	(5.10)%

Corn	(7.56)%

Cotton No. 2	(1.13)%

Heating Oil	(3.61)%

KC HRW Wheat	(2.40)%

Lean Hogs	(2.18)%

Live Cattle	(4.78)%

Low Sulphur Gasoil	(4.54)%

Natural Gas	(19.80)%

Nickel	(3.52)%

RBOB Gasoline	(2.81)%

Soybean Meal	(4.27)%

Soybean Oil	(4.47)%

Soybeans	(7.00)%

Sugar No. 11	(3.24)%

Wheat	(3.79)%

WTI Crude	(10.58)%

Zinc	(2.97)%

Total	100%

S&P GSCI Aluminum Dynamic Roll Index Excess Return

Long Futures Contracts

Aluminum	100%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Macro Allocation Strategy Fund

Abbreviations:

SOFR –Secured Overnight Financing Rate

USD –U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Macro Allocation Strategy Fund

Consolidated Statement of Assets and Liabilities

October 31, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $74,463,324)	$74,733,314

Investments in affiliated money market funds, at value (Cost $61,788,615)	61,791,867

Other investments:
LME futures contracts receivable	204,873

Unrealized appreciation on swap agreements – OTC	1,115,321

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	14,695,000

Cash collateral – exchange-traded options contracts	4,095,000

Cash collateral – OTC Derivatives	520,000

Foreign currencies, at value (Cost $31)	25

Receivable for:
Fund shares sold	5,439

Dividends	161,294

Interest	5,129

Investment for trustee deferred compensation and retirement plans	20,258

Other assets	53,727

Total assets	157,401,247

Liabilities:
Other investments:
Variation margin payable – non-LME futures contracts	191,182

Swaps payable – OTC	250,881

Unrealized depreciation on LME futures contracts	67,320

Unrealized depreciation on swap agreements–OTC	316,999

Payable for:
Fund shares reacquired	211

Amount due custodian	310,683

Accrued fees to affiliates	42,859

Accrued trustees’ and officers’ fees and benefits	1,016

Accrued other operating expenses	81,547

Trustee deferred compensation and retirement plans	22,395

Total liabilities	1,285,093

Net assets applicable to shares outstanding	$156,116,154

Net assets consist of:

Shares of beneficial interest	$163,385,059

Distributable earnings (loss)	(7,268,905)

$156,116,154

Net Assets:
Class A	$1,410,862

Class C	$196,674

Class R	$126,760

Class Y	$4,275,184

Class R5	$7,250

Class R6	$150,099,424

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	187,176

Class C	26,460

Class R	16,850

Class Y	561,462

Class R5	952

Class R6	19,742,148

Class A:
Net asset value per share	$7.54

Maximum offering price per share (Net asset value of $7.54 ÷ 94.50%)	$7.98

Class C:
Net asset value and offering price per share	$7.43

Class R:
Net asset value and offering price per share	$7.52

Class Y:
Net asset value and offering price per share	$7.61

Class R5:
Net asset value and offering price per share	$7.62

Class R6:
Net asset value and offering price per share	$7.60

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Macro Allocation Strategy Fund

Consolidated Statement of Operations

For the year ended October 31, 2022

Investment income:

Interest	$897,004

Dividends from affiliated money market funds	617,217

Total investment income	1,514,221

Expenses:
Advisory fees	2,236,860

Administrative services fees	28,646

Custodian fees	86,394

Distribution fees:
Class A	4,271

Class C	2,347

Class R	607

Transfer agent fees – A, C, R and Y	10,890

Transfer agent fees – R5	3

Transfer agent fees – R6	64,523

Trustees’ and officers’ fees and benefits	20,810

Registration and filing fees	76,212

Professional services fees	82,229

Other	(12,074)

Total expenses	2,601,718

Less: Fees waived and/or expenses reimbursed	(235,638)

Net expenses	2,366,080

Net investment income (loss)	(851,859)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(3,544,398)

Affiliated investment securities	(7,471)

Foreign currencies	246,897

Futures contracts	(6,028,584)

Swap agreements	(11,986,594)

(21,320,150)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	1,828,497

Affiliated investment securities	3,946

Foreign currencies	(36)

Futures contracts	728,614

Swap agreements	(1,293,581)

1,267,440

Net realized and unrealized gain (loss)	(20,052,710)

Net increase (decrease) in net assets resulting from operations	$(20,904,569)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Macro Allocation Strategy Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	2022	2021

Operations:

Net investment income (loss)	$(851,859)	$(2,587,535)

Net realized gain (loss)	(21,320,150)	21,118,307

Change in net unrealized appreciation	1,267,440	4,259,818

Net increase (decrease) in net assets resulting from operations	(20,904,569)	22,790,590

Distributions to shareholders from distributable earnings:

Class A	(169,053)	–

Class C	(19,921)	–

Class R	(10,162)	–

Class Y	(529,967)	–

Class R5	(796)	–

Class R6	(22,091,201)	–

Total distributions from distributable earnings	(22,821,100)	–

Share transactions–net:

Class A	(225,349)	(372,312)

Class C	(122,716)	(554,593)

Class R	(1,478)	40,352

Class Y	(619,490)	(5,461,382)

Class R6	(51,010,922)	52,072,741

Net increase (decrease) in net assets resulting from share transactions	(51,979,955)	45,724,806

Net increase (decrease) in net assets	(95,705,624)	68,515,396

Net assets:
Beginning of year	251,821,778	183,306,382

End of year	$156,116,154	$251,821,778

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Macro Allocation Strategy Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/22	$9.16	$(0.05)	$(0.76)	$(0.81)	$(0.49)	$(0.32)	$(0.81)	$7.54	(9.88)%	$1,411	1.41%		1.58%		(0.67)%	104%
Year ended 10/31/21	8.18	(0.12)	1.10	0.98	–	–	–	9.16	11.98	1,982	1.42		1.62		(1.36)	86
Year ended 10/31/20	9.47	(0.06)	(0.56)	(0.62)	(0.67)	–	(0.67)	8.18	(7.02)	2,111	1.38		1.85		(0.75)	120
Year ended 10/31/19	8.81	0.08	0.60	0.68	(0.02)	–	(0.02)	9.47	7.67	4,982	1.37	(d)	2.12	(d)	0.87 (d)	0
Year ended 10/31/18	9.60	0.03	(0.40)	(0.37)	–	(0.42)	(0.42)	8.81	(4.03)	4,491	1.36		2.12		0.29	94
Class C
Year ended 10/31/22	8.98	(0.11)	(0.77)	(0.88)	(0.35)	(0.32)	(0.67)	7.43	(10.66)	197	2.16		2.33		(1.42)	104
Year ended 10/31/21	8.08	(0.19)	1.09	0.90	–	–	–	8.98	11.14	364	2.17		2.37		(2.11)	86
Year ended 10/31/20	9.30	(0.13)	(0.54)	(0.67)	(0.55)	–	(0.55)	8.08	(7.61)	828	2.13		2.60		(1.50)	120
Year ended 10/31/19	8.71	0.01	0.58	0.59	(0.00)	–	(0.00)	9.30	6.82	3,329	2.12	(d)	2.87	(d)	0.12 (d)	0
Year ended 10/31/18	9.57	(0.04)	(0.40)	(0.44)	–	(0.42)	(0.42)	8.71	(4.80)	6,167	2.11		2.87		(0.46)	94
Class R
Year ended 10/31/22	9.12	(0.07)	(0.76)	(0.83)	(0.45)	(0.32)	(0.77)	7.52	(10.11)	127	1.66		1.83		(0.92)	104
Year ended 10/31/21	8.17	(0.15)	1.10	0.95	–	–	–	9.12	11.63	151	1.67		1.87		(1.61)	86
Year ended 10/31/20	9.44	(0.08)	(0.56)	(0.64)	(0.63)	–	(0.63)	8.17	(7.22)	98	1.63		2.10		(1.00)	120
Year ended 10/31/19	8.80	0.06	0.59	0.65	(0.01)	–	(0.01)	9.44	7.41	128	1.62	(d)	2.37	(d)	0.62 (d)	0
Year ended 10/31/18	9.61	0.00	(0.39)	(0.39)	–	(0.42)	(0.42)	8.80	(4.24)	100	1.61		2.37		0.04	94
Class Y
Year ended 10/31/22	9.25	(0.03)	(0.77)	(0.80)	(0.52)	(0.32)	(0.84)	7.61	(9.70)	4,275	1.16		1.33		(0.42)	104
Year ended 10/31/21	8.25	(0.10)	1.10	1.00	–	–	–	9.25	12.12	5,934	1.17		1.37		(1.11)	86
Year ended 10/31/20	9.54	(0.04)	(0.55)	(0.59)	(0.70)	–	(0.70)	8.25	(6.66)	10,377	1.13		1.60		(0.50)	120
Year ended 10/31/19	8.87	0.10	0.60	0.70	(0.03)	–	(0.03)	9.54	7.88	17,768	1.12	(d)	1.87	(d)	1.12 (d)	0
Year ended 10/31/18	9.64	0.05	(0.40)	(0.35)	–	(0.42)	(0.42)	8.87	(3.80)	30,581	1.11		1.87		0.54	94
Class R5
Year ended 10/31/22	9.26	(0.03)	(0.77)	(0.80)	(0.52)	(0.32)	(0.84)	7.62	(9.69)	7	1.16		1.27		(0.42)	104
Year ended 10/31/21	8.26	(0.10)	1.10	1.00	–	–	–	9.26	12.11	9	1.17		1.22		(1.11)	86
Year ended 10/31/20	9.54	(0.04)	(0.54)	(0.58)	(0.70)	–	(0.70)	8.26	(6.55)	8	1.13		1.58		(0.50)	120
Year ended 10/31/19	8.88	0.11	0.58	0.69	(0.03)	–	(0.03)	9.54	7.76	9	1.12	(d)	1.83	(d)	1.12 (d)	0
Year ended 10/31/18	9.65	0.05	(0.40)	(0.35)	–	(0.42)	(0.42)	8.88	(3.79)	8	1.11		1.82		0.54	94
Class R6
Year ended 10/31/22	9.24	(0.03)	(0.77)	(0.80)	(0.52)	(0.32)	(0.84)	7.60	(9.72)	150,099	1.16		1.27		(0.42)	104
Year ended 10/31/21	8.23	(0.10)	1.11	1.01	–	–	–	9.24	12.27	243,382	1.17		1.22		(1.11)	86
Year ended 10/31/20	9.53	(0.04)	(0.56)	(0.60)	(0.70)	–	(0.70)	8.23	(6.77)	169,884	1.13		1.58		(0.50)	120
Year ended 10/31/19	8.86	0.10	0.60	0.70	(0.03)	–	(0.03)	9.53	7.89	244	1.12	(d)	1.83	(d)	1.12 (d)	0
Year ended 10/31/18	9.63	0.05	(0.40)	(0.35)	–	(0.42)	(0.42)	8.86	(3.80)	440	1.11		1.82		0.54	94

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds was 0.11% for the year ended October 31, 2019.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Macro Allocation Strategy Fund

Notes to Consolidated Financial Statements

October 31, 2022

NOTE 1–Significant Accounting Policies

Invesco Macro Allocation Strategy Fund (the “Fund”), is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco Cayman Commodity Fund V Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek a positive absolute return over a complete economic and market cycle.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the

17	Invesco Macro Allocation Strategy Fund

inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily

18	Invesco Macro Allocation Strategy Fund

value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Consolidated Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Consolidated Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Consolidated Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2022, there were no securities lending transactions with the Adviser. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliated money market funds on the Consolidated Statement of Operations.
K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

M.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made on non-LME futures contracts depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. For LME contracts, subsequent or variation margin payments are not made and the value of the contracts is presented as unrealized appreciation or depreciation on the Consolidated Statement of Assets and Liabilities. When LME or non-LME contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. For settlement of LME commodity futures contracts, cash is not transferred until the settled futures contracts expire. Net realized gains or losses on LME contracts which have been closed out but for which the contract has not yet expired are reflected as a receivable or payable on the Consolidated Statements of Assets and Liabilities. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

N.

Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period.

19	Invesco Macro Allocation Strategy Fund

Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

P.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Q.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

R.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

S.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

T.	COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and

20	Invesco Macro Allocation Strategy Fund

increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	1.100%
Next $250 million	1.080%
Next $500 million	1.050%
Next $1.5 billion	1.030%
Next $2.5 billion	1.000%
Next $2.5 billion	0.980%
Next $2.5 billion	0.950%
Over $10 billion	0.930%

For the year ended October 31, 2022, the effective advisory fee rate incurred by the Fund was 1.10%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2024, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.44%, 2.19%, 1.69%, 1.19%, 1.19% and 1.19%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees, of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2022, the Adviser waived advisory fees of $164,776 and reimbursed class level expenses of $1,553, $212, $112, $4,459, $3 and $64,523 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2022, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2022, IDI advised the Fund that IDI retained $246 in front-end sales commissions from the sale of Class A shares and $0 and $0 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

21	Invesco Macro Allocation Strategy Fund

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Treasury Securities	$–	$66,497,874	$–	$66,497,874

Money Market Funds	61,791,867	–	–	61,791,867

Options Purchased	8,235,440	–	–	8,235,440

Total Investments in Securities	70,027,307	66,497,874	–	136,525,181

Other Investments - Assets*

Futures Contracts	4,111,989	–	–	4,111,989

Swap Agreements	–	1,115,321	–	1,115,321

	4,111,989	1,115,321	–	5,227,310

Other Investments - Liabilities*

Futures Contracts	(2,936,492)	–	–	(2,936,492)

Swap Agreements	–	(316,999)	–	(316,999)

	(2,936,492)	(316,999)	–	(3,253,491)

Total Other Investments	1,175,497	798,322	–	1,973,819

Total Investments	$71,202,804	$67,296,196	$–	$138,499,000

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2022:

	Value
	Commodity	Equity	Interest
Derivative Assets	Risk	Risk	Rate Risk	Total

Unrealized appreciation on futures contracts –Exchange-Traded(a)	$1,813,379	$2,291,719	$6,891	$4,111,989

Unrealized appreciation on swap agreements – OTC	10,419	1,104,902	–	1,115,321

Options purchased, at value – Exchange-Traded(b)	–	8,235,440	–	8,235,440

Total Derivative Assets	1,823,798	11,632,061	6,891	13,462,750

Derivatives not subject to master netting agreements	(1,813,379)	(10,527,159)	(6,891)	(12,347,429)

Total Derivative Assets subject to master netting agreements	$10,419	$1,104,902	$–	$1,115,321

22	Invesco Macro Allocation Strategy Fund

	Value
	Commodity	Equity	Interest
Derivative Liabilities	Risk	Risk	Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(943,262)	$(492,447)	$(1,500,783)	$(2,936,492)

Unrealized depreciation on swap agreements – OTC	(245,545)	(71,454)	–	(316,999)

Total Derivative Liabilities	(1,188,807)	(563,901)	(1,500,783)	(3,253,491)

Derivatives not subject to master netting agreements	943,262	492,447	1,500,783	2,936,492

Total Derivative Liabilities subject to master netting agreements	$(245,545)	$(71,454)	$–	$(316,999)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2022.

	Financial	Financial
	Derivative	Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged
	Swap	Swap	Net Value of			Net
Counterparty	Agreements	Agreements	Derivatives	Non-Cash	Cash	Amount(a)

Fund
BNP Paribas S.A.	$409,966	$(11,274)	$398,692	$–	$(360,000)	$38,692

Citibank, N.A.	334,023	(214,445)	119,578	–	(119,578)	–

Goldman Sachs International	44,328	(969)	43,359	–	–	43,359

J.P. Morgan Chase Bank, N.A.	316,584	(92,702)	223,882	–	(223,882)	–

Subtotal - Fund	1,104,901	(319,390)	785,511	–	(703,460)	82,051

Subsidiary

Canadian Imperial Bank of Commerce	10,420	(99)	10,321	–	–	10,321

Macquarie Bank Ltd.	–	(246,000)	(246,000)	–	220,000	(26,000)

Morgan Stanley Capital Services LLC	–	(2,391)	(2,391)	–	–	(2,391)

Subtotal - Subsidiary	10,420	(248,490)	(238,070)	–	220,000	(18,070)

Total	$1,115,321	$(567,880)	$547,441	$–	$(483,460)	$63,981

(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

Effect of Derivative Investments for the year ended October 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Consolidated Statement of Operations
	Commodity	Equity	Interest
	Risk	Risk	Rate Risk	Total

Realized Gain (Loss):
Futures contracts	$(2,288,991)	$2,890,320	$(6,629,913)	$(6,028,584)

Options purchased(a)	-	(3,565,785)	-	(3,565,785)

Swap agreements	3,248,322	(15,234,916)	-	(11,986,594)

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	196,977	(105,231)	636,868	728,614

Options purchased(a)	-	1,895,392	-	1,895,392

Swap agreements	(1,309,835)	16,254	-	(1,293,581)

Total	$(153,527)	$(14,103,966)	$(5,993,045)	$(20,250,538)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Futures	Options	Swap
	Contracts	Purchased	Agreements

Average notional value	$281,304,331	$55,851,042	$150,040,509

Average contracts	–	132	–

23	Invesco Macro Allocation Strategy Fund

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021

Ordinary income*	$22,821,100	$–

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Net unrealized appreciation (depreciation) – investments	$(885,886)

Net unrealized appreciation (depreciation) – foreign currencies	(1,033)

Temporary book/tax differences	(19,228)

Capital loss carryforward	(6,362,758)

Shares of beneficial interest	163,385,059

Total net assets	$156,116,154

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to derivative instruments and subsidiary differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$4,930,273	$1,432,485	$6,362,758

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2022 was $4,531,260 and $1,670,268, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$2,925,928

Aggregate unrealized (depreciation) of investments	(3,811,814)

Net unrealized appreciation (depreciation) of investments	$ (885,886)

Cost of investments for tax purposes is $139,384,886.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses,foreign currency transactions and derivative instruments, on October 31, 2022, undistributed net investment income (loss) was increased by $2,192,569, undistributed net realized gain (loss) was increased by $16,035,665 and shares of beneficial interest was decreased by $18,228,234. This reclassification had no effect on the net assets of the Fund.

24	Invesco Macro Allocation Strategy Fund

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	37,914	$298,375	79,759	$733,387

Class C	4,285	33,815	2,580	23,183

Class R	4,722	37,670	5,178	46,899

Class Y	20,824	167,103	137,105	1,261,958

Class R6	297,557	2,446,746	7,293,808	66,867,282

Issued as reinvestment of dividends:
Class A	16,258	138,513	-	-

Class C	2,045	17,284	-	-

Class R	1,107	9,432	-	-

Class Y	56,522	484,963	-	-

Class R6	2,577,644	22,090,405	-	-

Automatic conversion of Class C shares to Class A shares:
Class A	7,936	65,455	28,670	258,713

Class C	(8,047)	(65,455)	(29,083)	(258,713)

Reacquired:
Class A	(91,257)	(727,692)	(150,015)	(1,364,412)

Class C	(12,373)	(108,360)	(35,389)	(319,063)

Class R	(5,484)	(48,580)	(706)	(6,547)

Class Y	(157,159)	(1,271,556)	(754,036)	(6,723,340)

Class R6	(9,470,381)	(75,548,073)	(1,588,368)	(14,794,541)

Net increase (decrease) in share activity	(6,717,887)	$(51,979,955)	4,989,503	$45,724,806

(a)	95% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

25	Invesco Macro Allocation Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Macro Allocation Strategy Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Macro Allocation Strategy Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”)as of October 31, 2022, the related consolidated statement of operations for the year ended October 31, 2022, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

26	Invesco Macro Allocation Strategy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$960.50	$6.92	$1,018.15	$7.12	1.40%
Class C	1,000.00	956.20	10.60	1,014.37	10.92	2.15
Class R	1,000.00	959.20	8.15	1,016.89	8.39	1.65
Class Y	1,000.00	960.90	5.68	1,019.41	5.85	1.15
Class R5	1,000.00	960.90	5.54	1,019.56	5.70	1.12
Class R6	1,000.00	960.80	5.63	1,019.46	5.80	1.14

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2022 through October 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

27	Invesco Macro Allocation Strategy Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Macro Allocation Strategy Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to detailed follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.B. Fund Investment Performance

    The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the Bloomberg 3-Month Treasury Bellwether Index (Index). The Board noted that performance of Class Y shares of the Fund was in the third quintile of its performance universe for the one and five year periods and the fourth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class Y shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board acknowledged limitations

28	Invesco Macro Allocation Strategy Fund

regarding the Broadridge data, in particular that differences may exist between a Fund’s investment objective, principal investment strategies and/or investment restrictions and those of its performance peer funds. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class Y shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. As previously noted, the independent Trustees reviewed and considered information provided in response to detailed follow-up requests for information submitted by the independent Trustees to management, including with respect to management’s philosophy regarding breakpoints in the Fund’s contractual management fee schedule. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer, and subsequently with representatives of management. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that there were only three funds (including the Fund) in the expense group and requested and considered additional information from management regarding the appropriateness of the actual and contractual management fees in light of the Fund’s relative ranking in its expense group.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the

Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades

29	Invesco Macro Allocation Strategy Fund

were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

30	Invesco Macro Allocation Strategy Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.49%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$8,710,305

31	Invesco Macro Allocation Strategy Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Macro Allocation Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			189	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Macro Allocation Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	189	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Macro Allocation Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Macro Allocation Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Macro Allocation Strategy Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco Macro Allocation Strategy Fund

(This page intentionally left blank)

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338 Invesco Distributors, Inc.	MAS-AR-1

Annual Report to Shareholders	October 31, 2022

Invesco Multi-Asset Income Fund

Nasdaq:

A: PIAFX ∎ C: PICFX ∎ R: PIRFX ∎ Y: PIYFX ∎ R5: IPNFX ∎ R6: PIFFX

2	Management’s Discussion

2	Performance Summary

3	Long-Term Fund Performance

5	Supplemental Information

7	Schedule of Investments

32	Financial Statements

35	Financial Highlights

36	Notes to Financial Statements

45	Report of Independent Registered Public Accounting Firm

46	Fund Expenses

47	Approval of Investment Advisory and Sub-Advisory Contracts

49	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2022, Class A shares of Invesco Multi-Asset Income Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Multi-Asset Income Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/21 to 10/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-18.16%
Class C Shares	-18.80
Class R Shares	-18.47
Class Y Shares	-18.05
Class R5 Shares	-17.97
Class R6 Shares	-18.01
Bloomberg U.S. Aggregate Bond Index▼ (Broad Market Index)	-15.68
Custom Invesco Multi-Asset Income Index∎ (Style-Specific Index)	-16.54
Lipper Mixed-Asset Target Allocation Conservative Funds Index♦ (Peer Group Index)	-14.56

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ♦Lipper Inc.

Market conditions and your Fund

For the fiscal year ended October 31, 2022, the Fund at NAV reported negative absolute performance. Early in the fiscal year risky assets continued to rally but the mood for financial assets shifted dramatically at the beginning of 2022 as central banks took steps to curb inflation. The fiscal year began with global equities and commodities benefiting from the reflationary trade after the implementation of massive monetary policies around the globe and improving economic data. Ultimately, the massive intervention and money injections led to levels of inflation not seen for several decades. Eventually this forced central banks to start increasing interest rates aggressively, which led to violent volatility in equity markets only to be exasperated by the invasion of Russia into Ukraine. Moreover, following central banks’ steps to curb inflation, interest rate sensitive fixed-income securities came under significant pressure. Occasionally, macroeconomic data suggesting an improvement of the environment led to short spurs in risky assets that proved to be only short lived.

    The strategic allocation experienced a difficult period with both equity and fixed-income assets broadly producing detractions. The bonds generated the largest detraction, in line with the prevailing market environment of aggressive interest rate hikes, which in turn puts downward pressure on prices for fixed-income securities. Generally, the higher the duration the higher the sensitivity of the security to rate increases.

    The equity allocations, invested through the equity-linked note (ELN) structure, performed well in some of the markets. Energy and the energy aligned master limited partnerships, performed positively due to surging energy prices as a result of the aforementioned

Eastern European conflict and supply concern. Also performing well were the more defensive industrial sectors such as utilities, healthcare and consumer staples. On the flipside, technology, telecommunications, consumer discretionary and financials saw prices retreat in line with the direction of broad equity markets. Nonetheless, the ELNs managed to buffer some of the market swings and helped performance relative to the underlying industry exposure. Real estate investment trusts also detracted but did so in a muted fashion. Finally, US preferred shares were the worst performing asset in the bunch due to their sensitivity to interest rate movements.

    On the fixed-income side of things, the emerging market bonds struggled on the back of continued strict lockdown policies in China, softening manufacturing data and fears that a strong US dollar might import inflation to some of the region’s countries. Moreover, US high yield bonds could not escape the effects of higher interest rates, as most of the issuers in that space tend to be particularly susceptible to higher financing costs. The highly interest sensitive long duration treasuries struggled to a larger degree than the shorter duration bonds and were a top detractor over the fiscal year.

    The Fund’s tactical positioning, expressed through the use of exchange-traded futures, was negative for the fiscal year. In general, the portfolio’s short bond positions produced a contribution, but this performance was not enough to offset the detraction from equities, which struggled with frequent and continuous change in tactical signals.

    Please note that our tactical strategy utilizes derivative instruments, primarily futures, but also foreign currency contracts and swaps where needed. The use of liquid derivative instruments within the tactical allocation allows us to better manage portfolio risk without disrupting the underlying strategic allocation that provides the Fund’s income. Therefore, some of the performance of the Fund’s strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Multi-Asset Income Fund.

Portfolio manager(s):

Mark Ahnrud

John Burrello

Chris Devine

Scott Hixon

Peter Hubbard

Christian Ulrich

Scott Wolle - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2	Invesco Multi-Asset Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/12

1  Source: Invesco, RIMES Technologies Corp.

2  Source: Lipper Inc.

3  Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3	Invesco Multi-Asset Income Fund

Average Annual Total Returns
As of 10/31/22, including maximum applicable sales charges

Class A Shares
Inception (12/14/11)	2.31%
10 Years	1.30
5 Years	-2.92
1 Year	-22.69

Class C Shares
Inception (12/14/11)	2.27%
10 Years	1.26
5 Years	-2.54
1 Year	-19.57

Class R Shares
Inception (12/14/11)	2.58%
10 Years	1.61
5 Years	-2.07
1 Year	-18.47

Class Y Shares
Inception (12/14/11)	3.09%
10 Years	2.11
5 Years	-1.57
1 Year	-18.05

Class R5 Shares
Inception (12/14/11)	3.09%
10 Years	2.12
5 Years	-1.57

1 Year	-17.97

Class R6 Shares
Inception (9/24/12)	2.24%
10 Years	2.13
5 Years	-1.54
1 Year	-18.01

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4	Invesco Multi-Asset Income Fund

Supplemental Information

Invesco Multi-Asset Income Fund’s investment objective is to provide current income.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎

The Custom Invesco Multi-Asset Income Index comprises the following indexes: 60% Bloomberg U.S. Aggregate Bond Index and 40% MSCI World Index. The MSCI World Index is an unmanaged index considered representative of stocks of developed countries. The index return is computed using the net return, which withholds applicable taxes for non-resident investors.

∎	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5	Invesco Multi-Asset Income Fund

Fund Information

Portfolio Composition

By security type	% of total net assets

U.S. Dollar Denominated Bonds & Notes	32.00%

Equity Linked Notes	27.68

U.S. Treasury Securities	20.84

Preferred Stocks	4.73

Security Types Each Less Than 1% of Portfolio	0.75

Money Market Funds Plus Other Assets Less Liabilities	14.00

Top Five Debt Issuers*

		% of total net assets

1.	U.S. Treasury	20.84%

2.	Turkey Government International Bond	0.72

3.	Indonesia Government International Bond	0.70

4.	Oman Government International Bond	0.63

5.	Philippine Government International Bond	0.62

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2022.

6	Invesco Multi-Asset Income Fund

Schedule of Investments(a)

October 31, 2022

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–32.00%
Aerospace & Defense–0.52%
Boeing Co. (The),
2.75%, 02/01/2026	$119,000	$107,408

2.25%, 06/15/2026	134,000	117,388

Bombardier, Inc. (Canada), 7.50%, 03/15/2025(b)	548,000	539,654

General Dynamics Corp., 3.25%, 04/01/2025	201,000	193,222

Rolls-Royce PLC (United Kingdom),
3.63%, 10/14/2025(b)	870,000	769,689

5.75%, 10/15/2027(b)	984,000	891,838

Spirit AeroSystems, Inc.,
5.50%, 01/15/2025(b)	503,000	486,087

7.50%, 04/15/2025(b)	585,000	569,729

TransDigm, Inc.,
8.00%, 12/15/2025(b)	698,000	711,073

6.25%, 03/15/2026(b)	1,746,000	1,725,284

		6,111,372

Agricultural & Farm Machinery–0.02%
Deere & Co., 2.75%, 04/15/2025	225,000	214,213

Airlines–0.41%
American Airlines Pass-Through Trust, Series 16-1, Class A, 4.10%, 01/15/2028	242,883	191,012

American Airlines, Inc., 11.75%, 07/15/2025(b)	1,415,000	1,549,435

American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/2026(b)(c)	939,000	895,742

Delta Air Lines, Inc., 7.38%, 01/15/2026(c)	591,000	604,294

Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/2026(b)	838,000	773,620

Southwest Airlines Co., 3.45%, 11/16/2027	125,000	112,295

United Airlines, Inc., 4.38%, 04/15/2026(b)	799,000	730,700

		4,857,098

Airport Services–0.02%
Promontoria Holding 264 B.V. (Netherlands), 7.88%, 03/01/2027(b)	263,000	239,715

Alternative Carriers–0.14%
Lumen Technologies, Inc.,
5.13%, 12/15/2026(b)	471,000	404,299

4.50%, 01/15/2029(b)	305,000	215,872

Series P, 7.60%, 09/15/2039	1,045,000	701,701

Series U, 7.65%, 03/15/2042	590,000	391,760

		1,713,632

	Principal Amount	Value

Aluminum–0.18%
Arconic Corp., 6.00%, 05/15/2025(b)	$744,000	$738,562

Kaiser Aluminum Corp., 4.50%, 06/01/2031(b)(c)	1,721,000	1,352,680

		2,091,242

Apparel Retail–0.08%
Gap, Inc. (The), 3.63%, 10/01/2029(b)(c)	975,000	686,000

Ross Stores, Inc., 0.88%, 04/15/2026	264,000	227,249

		913,249

Apparel, Accessories & Luxury Goods–0.25%
G-III Apparel Group Ltd., 7.88%, 08/15/2025(b)	635,000	602,339

Hanesbrands, Inc., 4.88%, 05/15/2026(b)(c)	495,000	455,145

Macy’s Retail Holdings LLC, 6.13%, 03/15/2032(b)(c)	1,569,000	1,306,095

Under Armour, Inc., 3.25%, 06/15/2026(c)	752,000	650,709

		3,014,288

Application Software–0.08%
Adobe, Inc., 3.25%, 02/01/2025	225,000	217,694

GoTo Group, Inc., 5.50%, 09/01/2027(b)	739,000	430,482

PTC, Inc., 3.63%, 02/15/2025(b)	263,000	251,016

		899,192

Asset Management & Custody Banks–0.10%
Brightsphere Investment Group, Inc., 4.80%, 07/27/2026	528,000	474,244

FS KKR Capital Corp., 4.63%, 07/15/2024	150,000	144,087

Golub Capital BDC, Inc., 3.38%, 04/15/2024	193,000	183,762

Legg Mason, Inc., 4.75%, 03/15/2026	59,000	58,025

Main Street Capital Corp., 5.20%, 05/01/2024	174,000	169,778

Owl Rock Capital Corp., 5.25%, 04/15/2024	138,000	135,410

		1,165,306

Auto Parts & Equipment–0.38%
American Honda Finance Corp., 2.35%, 01/08/2027	170,000	151,253

Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(b)	719,000	705,839

Dana, Inc., 4.50%, 02/15/2032	283,000	216,775

IHO Verwaltungs GmbH (Germany), 0.00%7.13% PIK Rate, 6.38% Cash Rate, 05/15/2029(b)(d)	1,757,000	1,507,629

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Multi-Asset Income Fund

	Principal Amount	Value

Auto Parts & Equipment–(continued)
Patrick Industries, Inc., 4.75%, 05/01/2029(b)	$1,095,000	$828,460

ZF North America Capital, Inc. (Germany), 4.75%, 04/29/2025(b)	1,182,000	1,107,632

		4,517,588

Automobile Manufacturers–0.40%
Ford Motor Credit Co. LLC,
2.30%, 02/10/2025(c)	607,000	550,185

4.69%, 06/09/2025	291,000	276,364

5.13%, 06/16/2025(c)	682,000	659,078

4.13%, 08/04/2025	306,000	285,217

3.38%, 11/13/2025	811,000	737,219

4.39%, 01/08/2026	582,000	538,428

General Motors Co., 6.13%, 10/01/2025	135,000	134,524

General Motors Financial Co., Inc., 2.75%, 06/20/2025	200,000	184,141

J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	167,000	159,428

Jaguar Land Rover Automotive PLC (United Kingdom),
7.75%, 10/15/2025(b)	434,000	401,363

5.88%, 01/15/2028(b)	585,000	434,129

PM General Purchaser LLC, 9.50%, 10/01/2028(b)	239,000	206,063

Toyota Motor Credit Corp.,
3.20%, 01/11/2027	100,000	92,565

1.15%, 08/13/2027	100,000	83,129

		4,741,833

Automotive Retail–0.15%
Penske Automotive Group, Inc., 3.50%, 09/01/2025(c)	342,000	318,386

Sonic Automotive, Inc., 4.63%, 11/15/2029(b)(c)	1,801,000	1,415,289

		1,733,675

Biotechnology–0.03%
Emergent BioSolutions, Inc., 3.88%, 08/15/2028(b)	570,000	342,561

Broadcasting–0.30%
AMC Networks, Inc., 4.75%, 08/01/2025(c)	494,000	452,667

Discovery Communications LLC, 3.80%, 03/13/2024	225,000	218,639

Fox Corp., 4.03%, 01/25/2024	250,000	245,819

iHeartCommunications, Inc.,
6.38%, 05/01/2026	490,000	468,066

8.38%, 05/01/2027(c)	532,000	478,809

Liberty Interactive LLC,
8.50%, 07/15/2029	284,000	180,777

8.25%, 02/01/2030(c)	710,000	444,343

Paramount Global, 6.38%, 03/30/2062(e)	745,000	631,528

Univision Communications, Inc., 5.13%, 02/15/2025(b)	444,000	429,752

		3,550,400

	Principal Amount	Value

Building Products–0.21%
Cornerstone Building Brands, Inc., 6.13%, 01/15/2029(b)	$269,000	$168,516

Masonite International Corp., 3.50%, 02/15/2030(b)	546,000	434,698

Standard Industries, Inc.,
5.00%, 02/15/2027(b)(c)	630,000	571,035

4.75%, 01/15/2028(b)	967,000	849,722

4.38%, 07/15/2030(b)	509,000	412,499

		2,436,470

Cable & Satellite–0.93%
Altice Financing S.A. (Luxembourg), 5.75%, 08/15/2029(b)	802,000	631,479

CCO Holdings LLC/CCO Holdings Capital Corp., 5.50%, 05/01/2026(b)(c)	1,583,000	1,525,798

Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.91%, 07/23/2025	100,000	97,144

CSC Holdings LLC,
5.25%, 06/01/2024(c)	440,000	427,264

7.50%, 04/01/2028(b)	411,000	356,845

6.50%, 02/01/2029(b)	1,286,000	1,214,132

5.75%, 01/15/2030(b)	877,000	672,602

4.50%, 11/15/2031(b)	371,000	289,443

5.00%, 11/15/2031(b)	320,000	228,615

DIRECTV Financing LLC/DIRECTV Financing Co-Obligor, Inc., 5.88%, 08/15/2027(b)	1,863,000	1,681,274

DISH DBS Corp.,
7.75%, 07/01/2026	915,000	773,765

5.25%, 12/01/2026(b)	532,000	463,173

7.38%, 07/01/2028	814,000	618,485

5.13%, 06/01/2029	751,000	506,289

LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027(b)	982,000	916,913

Telesat Canada/Telesat LLC (Canada), 5.63%, 12/06/2026(b)	352,000	166,684

UPC Broadband Finco B.V. (Netherlands), 4.88%, 07/15/2031(b)	558,000	469,953

		11,039,858

Casinos & Gaming–0.78%
Caesars Entertainment, Inc.,
8.13%, 07/01/2027(b)	662,000	644,957

4.63%, 10/15/2029(b)	283,000	226,960

Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/2025(b)	532,000	520,363

Codere Finance 2 (Luxembourg) S.A. (Spain), 11.63% PIK Rate, 2.00% Cash Rate, 11/30/2027 (Acquired 11/30/2021; Cost $100,894)(b)(d)(f)	100,894	84,449

Genting New York LLC/GENNY Capital, Inc., 3.30%, 02/15/2026(b)	325,000	285,153

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Multi-Asset Income Fund

	Principal Amount	Value

Casinos & Gaming–(continued)
International Game Technology PLC,
6.50%, 02/15/2025(b)	$222,000	$222,426

4.13%, 04/15/2026(b)	227,000	211,056

Las Vegas Sands Corp., 2.90%, 06/25/2025	233,000	211,158

Melco Resorts Finance Ltd. (Hong Kong),
4.88%, 06/06/2025(b)	616,000	440,114

5.25%, 04/26/2026(b)	310,000	197,382

5.75%, 07/21/2028(b)	819,000	475,020

MGM China Holdings Ltd. (Macau),
5.25%, 06/18/2025(b)	683,000	544,235

4.75%, 02/01/2027(b)	646,000	486,167

MGM Resorts International,
6.75%, 05/01/2025(c)	613,000	605,990

5.75%, 06/15/2025(c)	415,000	403,432

Premier Entertainment Sub LLC/Premier Entertainment Finance Corp., 5.63%, 09/01/2029(b)	447,000	332,025

Sabre GLBL, Inc.,
9.25%, 04/15/2025(b)	1,014,000	984,325

7.38%, 09/01/2025(b)	1,180,000	1,110,404

Studio City Finance Ltd. (Macau), 6.00%, 07/15/2025(b)	530,000	254,883

Wynn Macau Ltd. (Macau),
5.50%, 01/15/2026(b)	385,000	267,575

5.63%, 08/26/2028(b)	740,000	453,435

5.13%, 12/15/2029(b)	397,000	241,134

		9,202,643

Coal & Consumable Fuels–0.10%
Alliance Resource Operating Partners L.P./Alliance Resource Finance Corp., 7.50%, 05/01/2025(b)	745,000	731,892

Enviva Partners L.P./Enviva Partners Finance Corp., 6.50%, 01/15/2026(b)	463,000	445,237

		1,177,129

Commodity Chemicals–0.07%
Methanex Corp. (Canada),
5.25%, 12/15/2029(c)	508,000	435,710

5.65%, 12/01/2044	597,000	413,422

		849,132

Communications Equipment–0.24%
CommScope Technologies LLC, 6.00%, 06/15/2025(b)	477,000	445,928

Hughes Satellite Systems Corp.,
5.25%, 08/01/2026	944,000	903,290

6.63%, 08/01/2026(c)	513,000	484,606

Viasat, Inc.,
5.63%, 09/15/2025(b)	786,000	726,688

6.50%, 07/15/2028(b)	277,000	231,911

		2,792,423

Computer & Electronics Retail–0.01%
Dell International LLC/EMC Corp., 6.02%, 06/15/2026	125,000	124,872

	Principal Amount	Value

Construction & Engineering–0.04%
Artera Services LLC, 9.03%, 12/04/2025(b)	$279,000	$233,790

Howard Midstream Energy Partners LLC, 6.75%, 01/15/2027(b)	36,000	32,715

Tutor Perini Corp., 6.88%, 05/01/2025(b)	264,000	210,415

		476,920

Construction Machinery & Heavy Trucks–0.03%
Caterpillar Financial Services Corp., 1.10%, 09/14/2027	130,000	108,468

Wabtec Corp., 3.45%, 11/15/2026	235,000	211,600

		320,068

Construction Materials–0.07%
Camelot Return Merger Sub, Inc., 8.75%, 08/01/2028(b)	427,000	356,545

Eco Material Technologies, Inc., 7.88%, 01/31/2027(b)	492,000	460,527

		817,072

Consumer Finance–0.46%
Ally Financial, Inc., 5.75%, 11/20/2025(c)	558,000	537,212

American Express Co., 3.30%, 05/03/2027	130,000	117,846

ASG Finance Designated Activity Co. (Cyprus), 7.88%, 12/03/2024(b)	712,000	672,484

Credit Acceptance Corp., 5.13%, 12/31/2024(b)	495,000	460,979

goeasy Ltd. (Canada), 5.38%, 12/01/2024(b)	335,000	313,103

Navient Corp.,
5.88%, 10/25/2024	272,000	263,405

6.75%, 06/25/2025	271,000	259,766

5.00%, 03/15/2027	300,000	253,485

4.88%, 03/15/2028	279,000	222,385

5.50%, 03/15/2029	416,000	331,054

5.63%, 08/01/2033	302,000	213,514

OneMain Finance Corp.,
6.88%, 03/15/2025(c)	686,000	666,260

7.13%, 03/15/2026(c)	952,000	918,551

Synchrony Financial, 3.95%, 12/01/2027	75,000	64,557

World Acceptance Corp., 7.00%, 11/01/2026(b)	279,000	175,073

		5,469,674

Copper–0.01%
Freeport-McMoRan, Inc., 5.00%, 09/01/2027	75,000	71,553

Data Processing & Outsourced Services–0.02%
Automatic Data Processing, Inc., 3.38%, 09/15/2025	100,000	96,333

Global Payments, Inc., 2.15%, 01/15/2027	110,000	93,974

Western Union Co. (The), 1.35%, 03/15/2026	75,000	64,259

		254,566

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Multi-Asset Income Fund

	Principal Amount	Value

Department Stores–0.12%
Nordstrom, Inc.,
6.95%, 03/15/2028	$462,000	$429,685

4.38%, 04/01/2030(c)	692,000	532,207

4.25%, 08/01/2031	578,000	420,481

		1,382,373

Distillers & Vintners–0.01%
Constellation Brands, Inc., 3.70%, 12/06/2026	117,000	109,235

Diversified Banks–0.65%
Banco Santander S.A. (Spain),
2.75%, 05/28/2025	200,000	181,529

4.25%, 04/11/2027	200,000	180,708

Bank of America Corp.,
4.45%, 03/03/2026	200,000	191,998

1.32%, 06/19/2026(e)	160,000	141,360

1.20%, 10/24/2026(e)	160,000	138,958

1.73%, 07/22/2027(e)	70,000	59,904

Series L, 4.18%, 11/25/2027	100,000	91,682

Banque Centrale de Tunisie International Bond (Tunisia), 5.75%, 01/30/2025(b)	600,000	380,627

Barclays PLC (United Kingdom), 4.38%, 09/11/2024	306,000	290,898

Canadian Imperial Bank of Commerce (Canada), 2.25%, 01/28/2025(c)	350,000	326,168

Citigroup, Inc.,
3.11%, 04/08/2026(e)	225,000	210,144

1.12%, 01/28/2027(e)	110,000	93,598

1.46%, 06/09/2027(e)	140,000	118,680

4.45%, 09/29/2027	75,000	69,678

HSBC Holdings PLC (United Kingdom),
1.59%, 05/24/2027(e)	200,000	164,471

2.25%, 11/22/2027(e)	200,000	164,567

Intesa Sanpaolo S.p.A. (Italy),
5.71%, 01/15/2026(b)(c)	956,000	891,218

4.20%, 06/01/2032(b)(e)	940,000	637,226

JPMorgan Chase & Co.,
2.30%, 10/15/2025(e)	200,000	186,630

2.01%, 03/13/2026(e)	134,000	122,252

2.08%, 04/22/2026(e)	134,000	122,054

1.05%, 11/19/2026(e)	60,000	51,725

4.25%, 10/01/2027	75,000	70,504

Lloyds Banking Group PLC (United Kingdom),
3.90%, 03/12/2024	200,000	194,839

4.45%, 05/08/2025	275,000	263,736

Mitsubishi UFJ Financial Group, Inc. (Japan),
0.96%, 10/11/2025(e)	200,000	181,902

3.68%, 02/22/2027	125,000	114,806

3.29%, 07/25/2027	60,000	53,787

NatWest Group PLC (United Kingdom), 5.13%, 05/28/2024	400,000	390,073

PNC Bank N.A., 4.20%, 11/01/2025	275,000	265,355

Royal Bank of Canada (Canada), 4.65%, 01/27/2026	125,000	120,729

	Principal Amount	Value

Diversified Banks–(continued)
Sumitomo Mitsui Financial Group, Inc. (Japan),
2.35%, 01/15/2025	$275,000	$256,125

2.63%, 07/14/2026	150,000	134,492

U.S. Bancorp, 1.45%, 05/12/2025	125,000	114,293

Vnesheconombank Via VEB Finance PLC (Russia), 5.94%, 11/21/2023(b)(g)	1,450,000	0

Wells Fargo & Co.,
2.19%, 04/30/2026(e)	150,000	136,581

4.30%, 07/22/2027	130,000	121,689

Westpac Banking Corp. (Australia), 3.30%, 02/26/2024(c)	470,000	461,251

		7,696,237

Diversified Capital Markets–0.15%
Deutsche Bank AG (Germany),
3.70%, 05/30/2024	185,000	177,104

3.70%, 05/30/2024	188,000	181,657

4.50%, 04/01/2025	353,000	328,657

5.88%, 07/08/2031(e)	747,000	614,731

3.74%, 01/07/2033(e)	763,000	520,193

		1,822,342

Diversified Chemicals–0.04%
Chemours Co. (The), 4.63%, 11/15/2029(b)	290,000	226,935

Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.13%, 04/01/2029(b)	476,000	270,820

		497,755

Diversified Metals & Mining–0.15%
Corp. Nacional del Cobre de Chile (Chile),
5.63%, 10/18/2043(b)	95,000	84,519

4.88%, 11/04/2044(b)	105,000	86,262

Mineral Resources Ltd. (Australia), 8.13%, 05/01/2027(b)	928,000	925,369

Perenti Finance Pty. Ltd. (Australia), 6.50%, 10/07/2025(b)(c)	740,000	675,428

		1,771,578

Diversified Real Estate Activities–0.05%
Five Point Operating Co. L.P./Five Point Capital Corp., 7.88%, 11/15/2025(b)	321,000	266,286

Greystar Real Estate Partners LLC, 5.75%, 12/01/2025(b)	376,000	364,278

		630,564

Diversified REITs–0.18%
GLP Capital L.P./GLP Financing II, Inc., 3.35%, 09/01/2024	100,000	93,799

HAT Holdings I LLC/HAT Holdings II LLC, 3.38%, 06/15/2026(b)	253,000	206,261

iStar, Inc., 4.25%, 08/01/2025(c)	519,000	502,794

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Multi-Asset Income Fund

	Principal Amount	Value

Diversified REITs–(continued)
MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc., 4.63%, 06/15/2025(b)	$630,000	$617,047

Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, 02/15/2025(b)	691,000	685,120

		2,105,021

Diversified Support Services–0.03%
MPH Acquisition Holdings LLC, 5.75%, 11/01/2028(b)(c)	528,000	409,044

Drug Retail–0.02%
Rite Aid Corp., 8.00%, 11/15/2026(b)	225,000	146,351

Walgreens Boots Alliance, Inc., 3.45%, 06/01/2026	75,000	70,273

		216,624

Electric Utilities–0.22%
Berkshire Hathaway Energy Co., 3.50%, 02/01/2025	127,000	123,079

Drax Finco PLC (United Kingdom), 6.63%, 11/01/2025(b)	706,000	657,544

Duke Energy Corp., 3.75%, 04/15/2024	200,000	196,296

Edison International, 5.75%, 06/15/2027	75,000	73,202

NRG Energy, Inc., 3.88%, 02/15/2032(b)	547,000	432,431

Pacific Gas and Electric Co.,
3.75%, 02/15/2024	230,000	223,093

3.30%, 12/01/2027	100,000	84,888

PG&E Corp., 5.25%, 07/01/2030	523,000	463,948

Terraform Global Operating L.P., 6.13%, 03/01/2026(b)	351,000	324,096

		2,578,577

Electrical Components & Equipment–0.12%
Emerson Electric Co., 1.80%, 10/15/2027	80,000	68,578

Sensata Technologies B.V., 5.00%, 10/01/2025(b)	445,000	432,165

WESCO Distribution, Inc., 7.13%, 06/15/2025(b)(c)	863,000	872,700

		1,373,443

Electronic Components–0.02%
Likewize Corp., 9.75%, 10/15/2025(b)	239,000	216,584

Electronic Manufacturing Services–0.01%
Tyco Electronics Group S.A. (Switzerland), 3.13%, 08/15/2027	75,000	68,298

Environmental & Facilities Services–0.17%
GFL Environmental, Inc. (Canada),
4.25%, 06/01/2025(b)	493,000	471,372

3.75%, 08/01/2025(b)	1,040,000	985,337

	Principal Amount	Value

Environmental & Facilities Services–(continued)
Harsco Corp., 5.75%, 07/31/2027(b)	$763,000	$542,543

		1,999,252

Financial Exchanges & Data–0.14%
Cboe Global Markets, Inc., 3.65%, 01/12/2027	60,000	56,218

Coinbase Global, Inc.,
3.38%, 10/01/2028(b)	1,215,000	796,904

3.63%, 10/01/2031(b)	1,146,000	681,456

Intercontinental Exchange, Inc., 3.10%, 09/15/2027	75,000	68,062

S&P Global, Inc., 2.45%, 03/01/2027(b)	65,000	58,288

		1,660,928

Food Distributors–0.09%
C&S Group Enterprises LLC, 5.00%, 12/15/2028(b)	1,087,000	805,125

US Foods, Inc., 6.25%, 04/15/2025(b)	307,000	305,970

		1,111,095

Food Retail–0.13%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s L.P./Albertson’s LLC,
7.50%, 03/15/2026(b)	538,000	552,604

4.63%, 01/15/2027(b)	1,128,000	1,047,184

		1,599,788

Footwear–0.03%
Abercrombie & Fitch Management Co., 8.75%, 07/15/2025(b)(c)	401,000	379,456

Gas Utilities–0.13%
AmeriGas Partners L.P./AmeriGas Finance Corp.,
5.50%, 05/20/2025	399,000	383,054

5.75%, 05/20/2027	694,000	640,971

Ferrellgas L.P./Ferrellgas Finance Corp., 5.88%, 04/01/2029(b)	458,000	384,922

ONE Gas, Inc., 1.10%, 03/11/2024	118,000	111,667

		1,520,614

Health Care Facilities–0.21%
CommonSpirit Health, 1.55%, 10/01/2025	64,000	56,929

Encompass Health Corp., 5.75%, 09/15/2025	250,000	248,028

HCA, Inc., 5.00%, 03/15/2024	468,000	464,100

RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/2026(b)	522,000	417,271

Tenet Healthcare Corp., 4.88%, 01/01/2026(b)	1,293,000	1,224,355

Universal Health Services, Inc., 1.65%, 09/01/2026(b)	134,000	112,403

		2,523,086

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Multi-Asset Income Fund

	Principal Amount	Value

Health Care REITs–0.07%
Diversified Healthcare Trust,
9.75%, 06/15/2025	$355,000	$335,282

4.75%, 02/15/2028	588,000	403,294

Omega Healthcare Investors, Inc., 5.25%, 01/15/2026	120,000	115,076

		853,652

Health Care Services–0.43%
Akumin Escrow, Inc., 7.50%, 08/01/2028(b)	639,000	460,082

Akumin, Inc., 7.00%, 11/01/2025(b)	444,000	359,780

Community Health Systems, Inc.,
8.00%, 03/15/2026(b)(c)	1,436,000	1,241,343

5.63%, 03/15/2027(b)	507,000	405,042

6.88%, 04/15/2029(b)	650,000	263,142

6.13%, 04/01/2030(b)	530,000	218,609

5.25%, 05/15/2030(b)	1,122,000	779,167

LifePoint Health, Inc., 5.38%, 01/15/2029(b)	318,000	203,616

Prime Healthcare Services, Inc., 7.25%, 11/01/2025(b)	453,000	395,856

RP Escrow Issuer LLC, 5.25%, 12/15/2025(b)	397,000	297,837

Sutter Health, Series 20A, 1.32%, 08/15/2025	167,000	149,736

US Acute Care Solutions LLC, 6.38%, 03/01/2026(b)	361,000	328,187

		5,102,397

Health Care Technology–0.06%
AthenaHealth Group, Inc., 6.50%, 02/15/2030(b)	858,000	670,759

Home Furnishings–0.13%
Tempur Sealy International, Inc.,
4.00%, 04/15/2029(b)(c)	1,064,000	858,191

3.88%, 10/15/2031(b)	937,000	705,495

		1,563,686

Home Improvement Retail–0.15%
Home Depot, Inc. (The), 2.50%, 04/15/2027	80,000	72,342

JELD-WEN, Inc.,
6.25%, 05/15/2025(b)	887,000	830,622

4.63%, 12/15/2025(b)	521,000	430,773

Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/2026(b)	485,000	390,778

		1,724,515

Homebuilding–0.40%
Beazer Homes USA, Inc., 5.88%, 10/15/2027(c)	750,000	631,061

Century Communities, Inc., 6.75%, 06/01/2027	674,000	644,445

Empire Communities Corp. (Canada), 7.00%, 12/15/2025(b)	477,000	411,833

Lennar Corp., 4.75%, 11/29/2027	60,000	55,539

Mattamy Group Corp. (Canada), 4.63%, 03/01/2030(b)	276,000	215,869

	Principal Amount	Value

Homebuilding–(continued)
Meritage Homes Corp., 6.00%, 06/01/2025	$246,000	$239,114

Taylor Morrison Communities, Inc., 5.75%, 01/15/2028(b)	975,000	894,943

TopBuild Corp., 4.13%, 02/15/2032(b)	1,060,000	831,473

Tri Pointe Homes, Inc., 5.25%, 06/01/2027	977,000	841,733

		4,766,010

Hotel & Resort REITs–0.22%
Host Hotels & Resorts L.P., Series F, 4.50%, 02/01/2026	50,000	46,712

Service Properties Trust,
4.35%, 10/01/2024	805,000	740,278

4.50%, 03/15/2025	422,000	374,016

7.50%, 09/15/2025	552,000	538,890

5.25%, 02/15/2026	323,000	279,868

4.95%, 02/15/2027	277,000	224,655

4.95%, 10/01/2029	595,000	432,451

		2,636,870

Hotels, Resorts & Cruise Lines–0.59%
Carnival Corp.,
10.50%, 02/01/2026(b)(c)	777,000	762,625

7.63%, 03/01/2026(b)(c)	587,000	442,378

5.75%, 03/01/2027(b)	1,706,000	1,185,329

6.00%, 05/01/2029(b)	745,000	495,375

Carnival Holdings Bermuda Ltd., 10.38%, 05/01/2028(b)	450,000	456,469

Hilton Domestic Operating Co., Inc., 5.38%, 05/01/2025(b)	490,000	483,875

Royal Caribbean Cruises Ltd.,
11.50%, 06/01/2025(b)(c)	1,241,000	1,338,071

11.63%, 08/15/2027(b)	629,000	604,293

5.50%, 04/01/2028(b)(c)	631,000	487,700

Six Flags Theme Parks, Inc., 7.00%, 07/01/2025(b)(c)	248,000	250,777

Travel + Leisure Co., 6.60%, 10/01/2025	444,000	434,576

		6,941,468

Household Products–0.12%
Energizer Holdings, Inc., 4.38%, 03/31/2029(b)	564,000	452,909

Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (Canada), 5.00%, 12/31/2026(b)	576,000	522,919

Spectrum Brands, Inc., 5.75%, 07/15/2025	501,000	495,088

		1,470,916

Housewares & Specialties–0.13%
Newell Brands, Inc.,
4.88%, 06/01/2025(c)	490,000	473,614

4.45%, 04/01/2026	1,099,000	1,024,373

		1,497,987

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Multi-Asset Income Fund

	Principal Amount	Value

Independent Power Producers & Energy Traders–0.13%
EnfraGen Energia Sur S.A./EnfraGen Spain S.A./Prime Energia S.p.A. (Colombia), 5.38%, 12/30/2030(b)	$1,044,000	$534,992

TransAlta Corp. (Canada), 6.50%, 03/15/2040	413,000	355,943

Vistra Operations Co. LLC, 5.63%, 02/15/2027(b)(c)	689,000	657,864

		1,548,799

Industrial Conglomerates–0.11%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp.,
6.38%, 12/15/2025	667,000	649,031

6.25%, 05/15/2026	719,000	691,563

		1,340,594

Industrial Machinery–0.01%
Stanley Black & Decker, Inc., 3.40%, 03/01/2026	80,000	75,260

Insurance Brokers–0.08%
Alliant Holdings Intermediate LLC/ Alliant Holdings Co-Issuer, 6.75%, 10/15/2027(b)	257,000	234,871

HUB International Ltd., 7.00%, 05/01/2026(b)	616,000	609,436

Willis North America, Inc., 4.65%, 06/15/2027	75,000	70,626

		914,933

Integrated Oil & Gas–1.32%
BP Capital Markets America, Inc., 3.54%, 04/06/2027	75,000	69,831

Chevron USA, Inc., 1.02%, 08/12/2027	100,000	84,108

Exxon Mobil Corp., 3.29%, 03/19/2027	110,000	103,395

KazMunayGas National Co. JSC (Kazakhstan),
5.38%, 04/24/2030(b)	1,400,000	1,153,215

6.38%, 10/24/2048(b)	1,500,000	1,085,070

Occidental Petroleum Corp.,
8.00%, 07/15/2025	310,000	327,636

5.88%, 09/01/2025(c)	556,000	560,848

5.50%, 12/01/2025	464,000	465,944

5.55%, 03/15/2026	1,031,000	1,047,924

Petroleos Mexicanos (Mexico),
6.63%, 06/15/2035	2,455,000	1,708,999

7.69%, 01/23/2050	4,600,000	3,004,976

Petronas Capital Ltd. (Malaysia),
3.50%, 03/18/2025(b)	1,000,000	966,810

4.55%, 04/21/2050(b)	1,220,000	1,006,443

4.80%, 04/21/2060(b)	1,200,000	1,000,776

Qatar Energy (Qatar), 1.38%, 09/12/2026(b)	800,000	704,450

Saudi Arabian Oil Co. (Saudi Arabia), 4.25%, 04/16/2039(b)	2,812,000	2,316,498

		15,606,923

	Principal Amount	Value

Integrated Telecommunication Services–0.67%
Altice France Holding S.A. (Luxembourg), 10.50%, 05/15/2027(b)	$574,000	$448,541

Altice France S.A. (France),
5.13%, 07/15/2029(b)	200,000	151,000

5.50%, 10/15/2029(b)	200,000	152,885

Connect Finco S.a.r.l./Connect US Finco LLC (United Kingdom), 6.75%, 10/01/2026(b)	1,682,000	1,583,855

Consolidated Communications, Inc., 6.50%, 10/01/2028(b)	292,000	239,528

Embarq Corp., 8.00%, 06/01/2036	1,176,000	476,057

Frontier Communications Holdings LLC,
5.88%, 11/01/2029	600,000	469,125

6.00%, 01/15/2030(b)	266,000	208,627

Iliad Holding S.A.S. (France), 6.50%, 10/15/2026(b)	889,000	824,716

Level 3 Financing, Inc., 3.75%, 07/15/2029(b)(c)	1,127,000	859,247

Telecom Italia Capital S.A. (Italy),
6.38%, 11/15/2033	548,000	421,864

7.72%, 06/04/2038	414,000	330,138

Telecom Italia S.p.A. (Italy), 5.30%, 05/30/2024(b)	696,000	655,980

Windstream Escrow LLC/ Windstream Escrow Finance Corp., 7.75%, 08/15/2028(b)	1,228,000	1,065,996

		7,887,559

Interactive Media & Services–0.03%
TripAdvisor, Inc., 7.00%, 07/15/2025(b)	309,000	305,812

Internet & Direct Marketing Retail–0.20%
Amazon.com, Inc., 3.30%, 04/13/2027	250,000	234,832

GrubHub Holdings, Inc., 5.50%, 07/01/2027(b)	289,000	194,216

Macy’s Retail Holdings LLC, 5.88%, 04/01/2029(b)	740,000	640,348

Photo Holdings Merger Sub, Inc., 8.50%, 10/01/2026(b)	311,000	205,395

QVC, Inc.,
4.75%, 02/15/2027(c)	605,000	480,797

4.38%, 09/01/2028	506,000	367,806

5.45%, 08/15/2034	436,000	275,336

		2,398,730

Internet Services & Infrastructure–0.10%
Cablevision Lightpath LLC, 5.63%, 09/15/2028(b)	278,000	221,431

Cogent Communications Group, Inc., 3.50%, 05/01/2026(b)	261,000	235,953

Condor Merger Sub, Inc., 7.38%, 02/15/2030(b)	740,000	613,259

VeriSign, Inc., 5.25%, 04/01/2025	150,000	148,651

		1,219,294

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Multi-Asset Income Fund

	Principal Amount	Value

Investment Banking & Brokerage–0.13%
Goldman Sachs Group, Inc. (The),
3.85%, 01/26/2027	$125,000	$115,960

1.54%, 09/10/2027(e)	140,000	117,578

1.95%, 10/21/2027(e)	75,000	63,772

Morgan Stanley,
2.72%, 07/22/2025(e)	100,000	94,426

3.63%, 01/20/2027	130,000	119,879

1.59%, 05/04/2027(e)	110,000	94,199

1.51%, 07/20/2027(e)	110,000	93,339

NFP Corp., 6.88%, 08/15/2028(b)	763,000	650,164

Nomura Holdings, Inc. (Japan), 1.65%, 07/14/2026	200,000	170,069

		1,519,386

IT Consulting & Other Services–0.05%
Conduent Business Services LLC/Conduent State & Local Solutions, Inc., 6.00%, 11/01/2029(b)	273,000	224,383

International Business Machines Corp.,
3.45%, 02/19/2026	150,000	142,359

3.30%, 05/15/2026	100,000	93,660

Kyndryl Holdings, Inc., 2.05%, 10/15/2026	100,000	78,276

		538,678

Leisure Facilities–0.12%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.50%, 05/01/2025(b)	635,000	631,028

SeaWorld Parks & Entertainment, Inc., 8.75%, 05/01/2025(b)	235,000	241,024

Vail Resorts, Inc., 6.25%, 05/15/2025(b)	370,000	368,968

Viking Cruises Ltd., 13.00%, 05/15/2025(b)	222,000	239,233

		1,480,253

Leisure Products–0.05%
Mattel, Inc., 3.38%, 04/01/2026(b)	513,000	469,170

Party City Holdings, Inc., 8.75%, 02/15/2026(b)	198,000	125,683

		594,853

Life & Health Insurance–0.03%
Genworth Holdings, Inc., 6.50%, 06/15/2034	268,000	222,833

Principal Financial Group, Inc., 3.40%, 05/15/2025	160,000	153,019

		375,852

Marine–0.05%
NCL Corp. Ltd., 5.88%, 03/15/2026(b)(c)	524,000	430,117

Seaspan Corp. (Hong Kong), 5.50%, 08/01/2029(b)	276,000	213,276

		643,393

	Principal Amount	Value

Marine Ports & Services–0.07%
DP World Ltd. (United Arab Emirates), 6.85%, 07/02/2037(b)	$810,000	$780,960

Metal & Glass Containers–0.20%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
5.25%, 04/30/2025(b)	819,000	774,139

4.13%, 08/15/2026(b)	307,000	264,651

Ball Corp., 4.88%, 03/15/2026(c)	741,000	712,972

Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada), 6.00%, 09/15/2028(b)	350,000	261,253

Mauser Packaging Solutions Holding Co., 5.50%, 04/15/2024(b)	394,000	386,847

		2,399,862

Mortgage REITs–0.07%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, 06/15/2029(b)	420,000	335,296

Rithm Capital Corp., 6.25%, 10/15/2025(b)	522,000	458,804

		794,100

Movies & Entertainment–0.23%
Cinemark USA, Inc., 8.75%, 05/01/2025(b)	646,000	648,709

Netflix, Inc.,
5.88%, 02/15/2025	496,000	499,576

5.88%, 11/15/2028	901,000	896,495

6.38%, 05/15/2029	347,000	354,336

5.38%, 11/15/2029(b)	393,000	374,250

		2,773,366

Multi-line Insurance–0.01%
Boardwalk Pipelines L.P., 5.95%, 06/01/2026	94,000	94,217

Multi-Utilities–0.10%
Algonquin Power & Utilities Corp. (Canada), 4.75%, 01/18/2082(c)(e)	1,037,000	837,377

DTE Energy Co., Series E, Investment Units, 5.25%, 12/01/2077	8,506	182,709

Public Service Enterprise Group, Inc., 2.88%, 06/15/2024	230,000	221,168

		1,241,254

Office REITs–0.01%
Office Properties Income Trust, 2.65%, 06/15/2026	133,000	97,062

Office Services & Supplies–0.10%
ACCO Brands Corp., 4.25%, 03/15/2029(b)	545,000	434,365

Pitney Bowes, Inc.,
6.88%, 03/15/2027(b)	578,000	371,599

7.25%, 03/15/2029(b)(c)	540,000	346,764

		1,152,728

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Multi-Asset Income Fund

	Principal Amount	Value

Oil & Gas Drilling–0.31%
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/2026(b)	$1,565,000	$1,418,412

Patterson-UTI Energy, Inc., 5.15%, 11/15/2029	531,000	469,367

Rockies Express Pipeline LLC,
4.80%, 05/15/2030(b)	142,000	120,188

7.50%, 07/15/2038(b)	366,000	319,965

6.88%, 04/15/2040(b)	1,577,000	1,289,837

		3,617,769

Oil & Gas Equipment & Services–0.16%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc., 3.34%, 12/15/2027	75,000	67,260

Oceaneering International, Inc., 6.00%, 02/01/2028	259,000	231,480

USA Compression Partners L.P./USA Compression Finance Corp.,
6.88%, 04/01/2026	622,000	597,907

6.88%, 09/01/2027	257,000	246,053

Weatherford International Ltd., 8.63%, 04/30/2030(b)(c)	818,000	772,650

		1,915,350

Oil & Gas Exploration & Production–0.66%
CrownRock L.P./CrownRock Finance, Inc., 5.63%, 10/15/2025(b)	738,000	714,668

Devon Energy Corp., 5.25%, 10/15/2027	75,000	74,431

Hilcorp Energy I L.P./Hilcorp Finance Co.,
5.75%, 02/01/2029(b)	553,000	507,253

6.00%, 02/01/2031(b)	788,000	718,010

Ithaca Energy North Sea PLC (United Kingdom), 9.00%, 07/15/2026(b)	249,000	246,448

Moss Creek Resources Holdings, Inc.,
7.50%, 01/15/2026(b)(c)	344,000	317,233

10.50%, 05/15/2027(b)	284,000	273,104

Murphy Oil Corp.,
5.75%, 08/15/2025	338,000	333,645

7.05%, 05/01/2029	473,000	468,200

Par Petroleum LLC/Par Petroleum Finance Corp., 7.75%, 12/15/2025(b)	531,000	509,813

PDC Energy, Inc., 5.75%, 05/15/2026	496,000	476,116

Range Resources Corp., 4.88%, 05/15/2025(c)	467,000	451,505

Sinopec Group Overseas Development 2018 Ltd. (China), 2.95%, 11/12/2029(b)	2,760,000	2,397,540

Talos Production, Inc., 12.00%, 01/15/2026	288,000	305,843

		7,793,809

Oil & Gas Refining & Marketing–0.20%
CVR Energy, Inc., 5.25%, 02/15/2025(b)	445,000	429,559

EnLink Midstream Partners L.P., 5.60%, 04/01/2044	454,000	354,541

	Principal Amount	Value

Oil & Gas Refining & Marketing–(continued)
HF Sinclair Corp., 5.88%, 04/01/2026	$94,000	$91,499

NuStar Logistics L.P.,
5.75%, 10/01/2025(c)	358,000	345,973

6.00%, 06/01/2026(c)	422,000	409,878

Parkland Corp. (Canada), 4.50%, 10/01/2029(b)	229,000	193,290

Puma International Financing S.A. (Singapore), 5.13%, 10/06/2024(b)	600,000	563,664

		2,388,404

Oil & Gas Storage & Transportation–1.31%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates), 4.60%, 11/02/2047(b)	3,587,000	3,086,076

Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/2025(b)	373,000	369,207

Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/2027	125,000	122,053

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp.,
5.75%, 04/01/2025	151,000	147,436

8.00%, 04/01/2029(b)	1,178,000	1,179,690

Energy Transfer L.P.,
3.90%, 05/15/2024	236,000	229,375

4.40%, 03/15/2027	60,000	55,718

5.50%, 06/01/2027	50,000	48,698

EQM Midstream Partners L.P.,
6.00%, 07/01/2025(b)	589,000	571,212

5.50%, 07/15/2028(c)	381,000	341,178

7.50%, 06/01/2030(b)	224,000	218,142

6.50%, 07/15/2048	1,568,000	1,209,665

Genesis Energy L.P./Genesis Energy Finance Corp.,
8.00%, 01/15/2027	1,257,000	1,219,629

7.75%, 02/01/2028	350,000	334,668

Hess Midstream Operations L.P., 5.63%, 02/15/2026(b)	243,000	238,684

Holly Energy Partners L.P./Holly Energy Finance Corp., 5.00%, 02/01/2028(b)	313,000	283,339

ITT Holdings LLC, 6.50%, 08/01/2029(b)	497,000	400,582

New Fortress Energy, Inc.,
6.75%, 09/15/2025(b)	1,188,000	1,167,983

6.50%, 09/30/2026(b)	490,000	476,283

Northriver Midstream Finance L.P. (Canada), 5.63%, 02/15/2026(b)	443,000	420,033

Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 8.50%, 10/15/2026(b)	1,741,000	1,673,484

Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp.,
7.50%, 10/01/2025(b)	358,000	362,378

5.50%, 01/15/2028(b)	758,000	681,419

6.00%, 12/31/2030(b)	495,000	449,341

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Multi-Asset Income Fund

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)
Western Midstream Operating L.P., 3.35%, 02/01/2025	$243,000	$231,498

		15,517,771

Other Diversified Financial Services–0.45%
Albion Financing 1 S.a.r.l/Aggreko Holdings, Inc. (Luxembourg), 6.13%, 10/15/2026(b)	200,000	171,268

Albion Financing 2 S.a.r.l. (Luxembourg), 8.75%, 04/15/2027(b)	635,000	536,575

Corebridge Financial, Inc., 3.65%, 04/05/2027(b)	130,000	117,827

Jefferson Capital Holdings LLC, 6.00%, 08/15/2026(b)	251,000	209,334

Midcap Financial Issuer Trust,
6.50%, 05/01/2028(b)	306,000	260,831

5.63%, 01/15/2030(b)	285,000	219,914

PHH Mortgage Corp., 7.88%, 03/15/2026(b)	1,299,000	1,080,157

Resorts World Las Vegas LLC/RWLV Capital, Inc.,
4.63%, 04/16/2029(b)	1,200,000	860,217

4.63%, 04/06/2031(b)	500,000	339,528

United Wholesale Mortgage LLC,
5.50%, 11/15/2025(b)	677,000	612,888

5.75%, 06/15/2027(b)	350,000	287,345

5.50%, 04/15/2029(b)(c)	410,000	310,438

VistaJet Malta Finance PLC/XO Management Holding, Inc. (Switzerland), 6.38%, 02/01/2030(b)	407,000	338,874

		5,345,196

Packaged Foods & Meats–0.12%
Conagra Brands, Inc., 1.38%, 11/01/2027	100,000	80,848

FAGE International S.A./FAGE USA Dairy Industry, Inc. (Luxembourg), 5.63%, 08/15/2026(b)	1,265,000	1,111,357

TreeHouse Foods, Inc., 4.00%, 09/01/2028	177,000	149,572

Tyson Foods, Inc., 4.00%, 03/01/2026	127,000	121,568

		1,463,345

Paper Packaging–0.09%
Berry Global, Inc., 1.57%, 01/15/2026	80,000	69,395

Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/2026(c)	544,000	521,536

LABL, Inc.,
6.75%, 07/15/2026(b)	276,000	262,844

5.88%, 11/01/2028(b)	266,000	231,562

		1,085,337

Paper Products–0.08%
Domtar Corp., 6.75%, 10/01/2028(b)	499,000	425,372

Glatfelter Corp., 4.75%, 11/15/2029(b)	885,000	571,254

		996,626

	Principal Amount	Value

Personal Products–0.03%
Herbalife Nutrition Ltd./HLF Financing, Inc., 7.88%, 09/01/2025(b)	$381,000	$356,561

Pharmaceuticals–0.38%
1375209 BC Ltd. (Canada), 9.00%, 01/30/2028(b)	668,996	650,598

Bausch Health Cos., Inc.,
5.50%, 11/01/2025(b)	1,514,000	1,212,623

4.88%, 06/01/2028(b)	805,000	494,773

Bristol-Myers Squibb Co., 0.75%, 11/13/2025	275,000	243,083

Merck & Co., Inc., 2.75%, 02/10/2025	183,000	174,927

Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)(h)	814,000	624,177

Perrigo Finance Unlimited Co., 3.90%, 12/15/2024	705,000	673,159

Royalty Pharma PLC, 1.20%, 09/02/2025	200,000	176,527

Utah Acquisition Sub, Inc., 3.95%, 06/15/2026	134,000	122,150

Viatris, Inc., 2.30%, 06/22/2027	85,000	69,582

		4,441,599

Publishing–0.11%
Gannett Holdings LLC, 6.00%, 11/01/2026(b)(c)	1,806,000	1,353,936

Railroads–0.11%
Empresa de Transporte de Pasajeros Metro S.A. (Chile), 4.70%, 05/07/2050(b)	1,550,000	1,156,280

Union Pacific Corp., 3.15%, 03/01/2024	200,000	195,439

		1,351,719

Real Estate Development–0.07%
Forestar Group, Inc., 3.85%, 05/15/2026(b)	558,000	475,899

Realogy Group LLC/Realogy Co-Issuer Corp., 5.25%, 04/15/2030(b)	571,000	397,016

		872,915

Regional Banks–0.07%
Santander Holdings USA, Inc., 4.40%, 07/13/2027	75,000	67,838

Synovus Financial Corp., 5.90%, 02/07/2029(c)(e)	456,000	446,479

Truist Financial Corp., 4.00%, 05/01/2025	275,000	266,585

		780,902

Reinsurance–0.14%
Enstar Finance LLC,
5.75%, 09/01/2040(e)	410,000	365,210

5.50%, 01/15/2042(e)	638,000	502,298

Global Atlantic Fin Co., 4.70%, 10/15/2051(b)(e)	992,000	733,500

		1,601,008

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Multi-Asset Income Fund

	Principal Amount	Value

Renewable Electricity–0.05%
Sunnova Energy Corp., 5.88%, 09/01/2026(b)(c)	$700,000	$617,088

Residential REITs–0.01%
Spirit Realty L.P., 4.45%, 09/15/2026	75,000	70,000

Restaurants–0.11%
Aramark Services, Inc.,
5.00%, 04/01/2025(b)	382,000	370,094

6.38%, 05/01/2025(b)	953,000	944,364

		1,314,458

Retail REITs–0.19%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC,
5.75%, 05/15/2026(b)(c)	1,290,000	1,200,358

4.50%, 04/01/2027(b)(c)	517,000	440,960

Necessity Retail REIT, Inc. (The)/American Finance Operating Partner L.P., 4.50%, 09/30/2028(b)	594,000	434,576

Realty Income Corp., 4.88%, 06/01/2026	80,000	77,849

Simon Property Group L.P., 3.30%, 01/15/2026	64,000	59,724

		2,213,467

Security & Alarm Services–0.13%
CoreCivic, Inc., 8.25%, 04/15/2026	651,000	661,319

Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 04/15/2026(b)(c)	858,000	836,695

		1,498,014

Semiconductor Equipment–0.02%
NXP B.V./NXP Funding LLC/NXP USA, Inc. (China), 2.70%, 05/01/2025	200,000	185,194

Semiconductors–0.04%
ams-OSRAM AG (Austria), 7.00%, 07/31/2025(b)(c)	394,000	352,559

Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/2027	77,000	70,828

Micron Technology, Inc., 4.19%, 02/15/2027	75,000	69,650

		493,037

Soft Drinks–0.01%
Triton Water Holdings, Inc., 6.25%, 04/01/2029(b)	226,000	171,707

Sovereign Debt–10.85%
Abu Dhabi Government International Bond (United Arab Emirates), 2.70%, 09/02/2070(b)	3,400,000	1,925,250

Angolan Government International Bond (Angola), 9.13%, 11/26/2049(b)	1,140,000	864,006

	Principal Amount	Value

Sovereign Debt–(continued)
Argentine Republic Government International Bond (Argentina), 0.75%, 07/09/2030(i)	$3,000,000	$639,829

Bahrain Government International Bond (Bahrain), 7.00%, 01/26/2026(b)	2,000,000	2,002,700

Bolivian Government International Bond (Bolivia), 4.50%, 03/20/2028(b)	699,000	555,705

Brazilian Government International Bond (Brazil),
4.25%, 01/07/2025	1,600,000	1,559,725

4.63%, 01/13/2028	2,400,000	2,257,312

7.13%, 01/20/2037	2,000,000	2,002,588

CBB International Sukuk Programme Co. WLL (Bahrain), 4.50%, 03/30/2027(b)	2,000,000	1,894,652

Chile Government International Bond (Chile),
3.24%, 02/06/2028	1,641,000	1,476,358

2.45%, 01/31/2031	707,000	566,751

3.10%, 01/22/2061	1,800,000	1,010,836

Colombia Government International Bond (Colombia),
3.88%, 04/25/2027	2,250,000	1,879,980

7.38%, 09/18/2037	3,800,000	3,206,856

6.13%, 01/18/2041	1,950,000	1,393,253

Costa Rica Government International Bond (Costa Rica),
5.63%, 04/30/2043(b)	1,300,000	949,152

7.16%, 03/12/2045(b)	800,000	693,610

Dominican Republic International Bond (Dominican Republic),
5.95%, 01/25/2027(b)	2,228,000	2,089,298

6.85%, 01/27/2045(b)	2,902,000	2,251,850

6.40%, 06/05/2049(b)	935,000	675,822

Ecuador Government International Bond (Ecuador), 6.00%, 07/31/2030(b)(i)	3,135,000	1,680,226

Egypt Government International Bond (Egypt),
7.60%, 03/01/2029(b)	200,000	144,168

8.50%, 01/31/2047(b)	2,896,000	1,717,629

7.90%, 02/21/2048(b)	1,200,000	680,352

8.70%, 03/01/2049(b)	2,110,000	1,262,291

Ghana Government International Bond (Ghana),
7.63%, 05/16/2029(b)	818,000	234,152

8.95%, 03/26/2051(b)	738,000	215,050

Hazine Mustesarligi Varlik Kiralama A.S. (Turkey), 5.00%, 04/06/2023(b)	320,000	318,736

Hungary Government International Bond (Hungary),
2.13%, 09/22/2031(b)	600,000	431,095

7.63%, 03/29/2041(c)	700,000	703,242

Indonesia Government International Bond (Indonesia),
8.50%, 10/12/2035(b)	3,830,000	4,496,168

6.63%, 02/17/2037(b)	1,100,000	1,142,350

6.75%, 01/15/2044(b)	2,530,000	2,617,661

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Multi-Asset Income Fund

	Principal Amount	Value

Sovereign Debt–(continued)
Ivory Coast Government International Bond (Ivory Coast), 6.38%, 03/03/2028(b)	$650,000	$593,125

Jamaica Government International Bond (Jamaica), 6.75%, 04/28/2028	1,600,000	1,680,328

Jordan Government International Bond (Jordan), 6.13%, 01/29/2026(b)	1,000,000	959,825

Kazakhstan Government International Bond (Kazakhstan),
3.88%, 10/14/2024(b)	1,650,000	1,642,954

5.13%, 07/21/2025(b)	2,000,000	2,049,834

4.88%, 10/14/2044(b)	1,000,000	768,741

6.50%, 07/21/2045(b)	1,700,000	1,512,674

KSA Sukuk Ltd. (Saudi Arabia), 4.30%, 01/19/2029(b)	2,000,000	1,917,832

Kuwait International Government Bond (Kuwait), 3.50%, 03/20/2027(b)	800,000	764,462

Malaysia Sukuk Global Bhd. (Malaysia), 3.18%, 04/27/2026(b)	250,000	239,364

Mexico Government International Bond (Mexico),
4.13%, 01/21/2026	2,310,000	2,229,944

4.28%, 08/14/2041	1,400,000	1,016,525

Nigeria Government International Bond (Nigeria), 8.75%, 01/21/2031(b)	2,550,000	1,807,172

Oman Government International Bond (Oman),
4.75%, 06/15/2026(b)	3,310,000	3,138,976

5.63%, 01/17/2028(b)	1,000,000	956,521

6.25%, 01/25/2031(b)	1,000,000	955,750

6.75%, 01/17/2048(b)	2,854,000	2,406,068

Pakistan Government International Bond (Pakistan), 8.25%, 04/15/2024(b)	1,640,000	702,576

Panama Government International Bond (Panama),
7.13%, 01/29/2026	1,110,000	1,164,607

3.88%, 03/17/2028(c)	1,000,000	908,638

6.70%, 01/26/2036(c)	1,350,000	1,317,415

4.50%, 04/01/2056	2,320,000	1,529,584

Paraguay Government International Bond (Paraguay), 5.00%, 04/15/2026(b)	1,000,000	981,079

Perusahaan Penerbit SBSN Indonesia III (Indonesia),
4.33%, 05/28/2025(b)	300,000	295,356

4.15%, 03/29/2027(b)	294,000	280,003

Peruvian Government International Bond (Peru),
2.39%, 01/23/2026	770,000	695,799

4.13%, 08/25/2027	1,226,000	1,156,870

2.84%, 06/20/2030	500,000	406,880

3.60%, 01/15/2072	650,000	385,863

	Principal Amount	Value

Sovereign Debt–(continued)
Philippine Government International Bond (Philippines),
4.20%, 01/21/2024	$100,000	$98,499

10.63%, 03/16/2025	2,144,000	2,397,997

3.00%, 02/01/2028	1,000,000	907,415

6.38%, 01/15/2032	2,000,000	2,076,906

5.00%, 01/13/2037	2,000,000	1,830,000

Qatar Government International Bond (Qatar), 5.10%, 04/23/2048(b)	3,660,000	3,415,786

RAK Capital (United Arab Emirates), 3.09%, 03/31/2025(b)	743,000	709,373

Republic of Poland Government International Bond (Poland),
3.00%, 03/17/2023	599,000	595,556

4.00%, 01/22/2024	3,595,000	3,547,959

Republic of South Africa Government International Bond (South Africa),
5.88%, 09/16/2025	200,000	198,401

4.88%, 04/14/2026	1,540,000	1,449,531

5.75%, 09/30/2049	5,853,000	3,909,383

7.30%, 04/20/2052	400,000	314,800

Romanian Government International Bond (Romania),
4.38%, 08/22/2023(b)	33,000	32,785

3.00%, 02/27/2027(b)	1,250,000	1,077,402

3.00%, 02/14/2031(b)	750,000	557,693

5.13%, 06/15/2048(b)	2,344,000	1,644,021

4.00%, 02/14/2051(b)	1,750,000	1,031,579

Saudi Government International Bond (Saudi Arabia),
4.00%, 04/17/2025(b)	770,000	751,974

3.25%, 10/26/2026(b)	500,000	470,250

4.38%, 04/16/2029(b)	538,000	514,635

4.50%, 10/26/2046(b)	1,000,000	798,764

5.00%, 04/17/2049(b)	1,548,000	1,320,953

5.25%, 01/16/2050(b)	2,680,000	2,379,194

3.45%, 02/02/2061(b)	1,400,000	901,320

Sharjah Sukuk Program Ltd. (United Arab Emirates),
3.85%, 04/03/2026(b)	600,000	546,330

4.23%, 03/14/2028(b)	1,019,000	902,121

Sri Lanka Government International Bond (Sri Lanka), 6.83%, 07/18/2026(b)(h)	903,000	214,516

Turkey Government International Bond (Turkey),
7.38%, 02/05/2025	527,000	519,472

4.88%, 10/09/2026	326,000	278,416

6.00%, 03/25/2027	1,890,000	1,654,780

7.63%, 04/26/2029	2,430,000	2,155,301

11.88%, 01/15/2030	1,920,000	2,126,097

6.88%, 03/17/2036	1,218,000	920,141

7.25%, 03/05/2038	1,170,000	927,377

UAE International Government Bond (United Arab Emirates), 3.25%, 10/19/2061(b)	3,600,000	2,378,160

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Multi-Asset Income Fund

	Principal Amount	Value

Sovereign Debt–(continued)
Ukraine Government International Bond (Ukraine),
7.75%, 09/01/2025(b)(h)	$650,000	$138,593

7.75%, 09/01/2026(b)(h)	650,000	111,800

7.75%, 09/01/2028(b)(h)	4,450,000	756,500

7.75%, 09/01/2029(b)(h)	1,090,000	196,153

9.75%, 11/01/2030(b)(h)	900,000	169,524

Uruguay Government International Bond (Uruguay), 4.50%, 08/14/2024	1,477,281	1,476,730

		128,407,605

Specialized Consumer Services–0.01%
WW International, Inc., 4.50%, 04/15/2029(b)	308,000	169,773

Specialized Finance–0.01%
Blackstone Private Credit Fund, 3.25%, 03/15/2027	75,000	62,289

Specialized REITs–0.13%
American Tower Corp.,
1.30%, 09/15/2025	134,000	118,126

3.65%, 03/15/2027	105,000	95,049

3.55%, 07/15/2027	105,000	93,914

EPR Properties, 4.75%, 12/15/2026	75,000	64,650

Iron Mountain, Inc.,
4.88%, 09/15/2029(b)	313,000	269,923

5.25%, 07/15/2030(b)	519,000	448,578

4.50%, 02/15/2031(b)	562,000	456,277

		1,546,517

Specialty Chemicals–0.16%
Avient Corp., 5.75%, 05/15/2025(b)	377,000	369,501

PPG Industries, Inc., 1.20%, 03/15/2026	67,000	58,083

Rayonier A.M. Products, Inc., 7.63%, 01/15/2026(b)	871,000	758,310

SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, 11/01/2026(b)(c)	832,000	663,437

		1,849,331

Specialty Stores–0.15%
Bath & Body Works, Inc., 6.75%, 07/01/2036	175,000	145,022

LSF9 Atlantis Holdings LLC/Victra Finance Corp., 7.75%, 02/15/2026(b)	377,000	341,132

Michaels Cos., Inc. (The), 5.25%, 05/01/2028(b)	427,000	304,267

Sally Holdings LLC/Sally Capital, Inc., 5.63%, 12/01/2025(c)	363,000	343,017

Staples, Inc., 7.50%, 04/15/2026(b)	786,000	684,244

		1,817,682

Steel–0.01%
ArcelorMittal S.A. (Luxembourg), 4.55%, 03/11/2026	134,000	127,808

	Principal Amount	Value

Systems Software–0.11%
NortonLifeLock, Inc., 5.00%, 04/15/2025(b)	$678,000	$659,477

Rackspace Technology Global, Inc., 3.50%, 02/15/2028(b)	300,000	198,657

Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/2025(b)(c)	502,000	423,550

		1,281,684

Technology Distributors–0.03%
Avnet, Inc., 4.63%, 04/15/2026	75,000	71,185

Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/2025(b)	260,000	255,938

		327,123

Technology Hardware, Storage & Peripherals–0.27%
Apple, Inc.,
3.25%, 02/23/2026	150,000	143,145

3.20%, 05/11/2027	135,000	126,528

HP, Inc., 1.45%, 06/17/2026	150,000	128,245

Seagate HDD Cayman,
4.75%, 01/01/2025	249,000	240,671

3.13%, 07/15/2029	622,000	460,818

4.13%, 01/15/2031	685,000	516,106

Xerox Corp., 6.75%, 12/15/2039	513,000	378,836

Xerox Holdings Corp.,
5.00%, 08/15/2025(b)	476,000	430,859

5.50%, 08/15/2028(b)(c)	930,000	737,434

		3,162,642

Thrifts & Mortgage Finance–0.22%
Enact Holdings, Inc., 6.50%, 08/15/2025(b)	1,356,000	1,338,928

Home Point Capital, Inc., 5.00%, 02/01/2026(b)	466,000	276,068

NMI Holdings, Inc., 7.38%, 06/01/2025(b)	431,000	431,170

PennyMac Financial Services, Inc.,
5.38%, 10/15/2025(b)	362,000	328,450

5.75%, 09/15/2031(b)	280,000	211,353

		2,585,969

Tires & Rubber–0.09%
FXI Holdings, Inc., 12.25%, 11/15/2026(b)	512,000	445,286

Goodyear Tire & Rubber Co. (The), 9.50%, 05/31/2025(c)	567,000	589,946

		1,035,232

Tobacco–0.04%
Altria Group, Inc., 4.40%, 02/14/2026	134,000	128,678

B.A.T Capital Corp. (United Kingdom), 3.22%, 09/06/2026	134,000	119,201

Vector Group Ltd., 5.75%, 02/01/2029(b)	317,000	278,148

		526,027

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Multi-Asset Income Fund

	Principal Amount	Value

Trading Companies & Distributors–0.04%
Fortress Transportation and Infrastructure Investors LLC, 6.50%, 10/01/2025(b)	$540,000	$519,413

Trucking–0.04%
Hertz Corp. (The), 5.00%, 12/01/2029(b)	253,000	201,103

Ryder System, Inc., 3.65%, 03/18/2024	150,000	146,510

XPO Logistics, Inc., 6.25%, 05/01/2025(b)	154,000	155,772

		503,385

Wireless Telecommunication Services–0.12%
Sprint Corp.,
7.63%, 02/15/2025	453,000	466,069

7.63%, 03/01/2026(c)	940,000	982,662

		1,448,731

Total U.S. Dollar Denominated Bonds & Notes (Cost $452,656,108)		378,638,189

Equity Linked Notes–27.68%
Diversified Banks–23.75%
Bank of Montreal (Consumer Discretionary Select Sector SPDR Fund) (Canada),
11.42%, 11/02/2022	9,824,000	10,247,855

18.26%, 11/15/2022(b)	11,370,000	11,585,163

Bank of Montreal (Materials Select Sector SPDR Fund) (Canada), 16.41%, 12/09/2022(b)	6,933,000	6,761,128

Bank of Montreal (Utilities Select Sector SPDR Fund) (Canada), 15.03%, 12/09/2022(b)	8,338,000	8,365,588

BNP Paribas Issuance B.V. (Financial Select Sector SPDR Fund) (France), 21.92%, 11/16/2022(b)	10,323,000	10,909,537

BNP Paribas Issuance B.V. (Technology Select Sector SPDR Fund) (France), 16.56%, 12/12/2022(b)	14,659,000	14,790,572

BNP Paribas S.A. (Technology Select Sector SPDR Fund) (France), 19.31%, 11/17/2022(b)	15,090,000	16,088,509

Canadian Imperial Bank of Commerce (Consumer Discretionary Select Sector SPDR Fund) (Canada), 15.25%, 12/02/2022(b)	11,160,000	11,475,766

Canadian Imperial Bank of Commerce (Consumer Staples Select Sector SPDR Fund) (Canada),
15.15%, 11/18/2022(b)	9,745,000	10,094,724

14.45%, 12/13/2022(b)	10,098,000	9,970,245

Canadian Imperial Bank of Commerce (Technology Select Sector SPDR Fund) (Canada), 21.52%, 11/14/2022(b)	15,031,000	15,200,985

Citigroup Global Markets Holdings, Inc. (Health Care Select Sector SPDR Fund), 17.13%, 11/10/2022(b)	13,867,000	14,348,092

	Principal Amount	Value

Diversified Banks–(continued)
Citigroup Global Markets Holdings, Inc. (Technology Select Sector SPDR Fund), 20.29%, 12/01/2022(b)	$15,211,000	$15,698,919

Citigroup, Inc. (Technology Select Sector SPDR Fund), 21.48%, 11/01/2022	16,050,000	16,189,256

J.P. Morgan Structured Products B.V. (Consumer Discretionary Select Sector SPDR Fund), 17.20%, 12/14/2022	11,114,000	11,114,000

J.P. Morgan Structured Products B.V. (Energy Select Sector SPDR Fund), 20.62%, 11/08/2022(b)	13,500,000	15,058,368

JPMorgan Chase & Co. (Consumer Discretionary Select Sector SPDR Fund), 18.03%, 11/03/2022(b)	10,980,000	10,581,712

JPMorgan Chase & Co. (Technology Select Sector SPDR Fund), 18.35%, 11/21/2022(b)	14,809,000	15,789,167

Royal Bank of Canada (Communication Services Select Sector SPDR Fund) (Canada), Conv., 23.23%, 11/22/2022(b)	11,460,000	11,226,732

Royal Bank of Canada (iShares Dow Jones US Real Estate) (Canada), 19.06%, 11/08/2022(b)	7,967,000	8,172,819

Societe Generale S.A. (Communication Services Select Sector SPDR Fund) (France), 23.67%, 11/07/2022(b)	11,892,000	11,826,482

Societe Generale S.A. (Health Care Select Sector SPDR Fund) (France), 12.70%, 12/07/2022(b)	14,184,000	14,363,779

Societe Generale S.A. (Industrial Select Sector SPDR Fund) (France), 18.54%, 11/23/2022(b)	10,753,000	11,222,203

		281,081,601

Investment Banking & Brokerage–3.93%
Goldman Sachs Group, Inc. (The) (Financial Select Sector SPDR Fund), 20.37%, 11/09/2022(b)	10,355,000	10,752,652

Goldman Sachs International (Financial Select Sector SPDR Fund), 16.95%, 12/05/2022(b)	10,080,000	10,355,507

Goldman Sachs International (Health Care Select Sector SPDR Fund), 17.83%, 11/16/2022(b)	13,709,000	14,354,468

Goldman Sachs International (Industrial Select Sector SPDR Fund), 14.58%, 12/08/2022(b)	10,801,000	10,982,216

		46,444,843

Total Equity Linked Notes (Cost $315,677,849)		327,526,444

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Multi-Asset Income Fund

	Principal Amount	Value

U.S. Treasury Securities–20.84%
U.S. Treasury Bills–0.09%
1.45% - 2.69%, 11/17/2022(j)(k)	$739,000	$738,374

3.71% - 4.17%, 03/09/2023(j)(k)	347,000	341,843

		1,080,217

U.S. Treasury Bonds–17.88%
1.88%, 11/15/2051	347,200,000	211,636,031

U.S. Treasury Notes–2.87%
0.13%, 01/31/2023	6,950,000	6,882,079

0.75%, 12/31/2023	6,000,000	5,736,797

1.13%, 01/15/2025	15,250,000	14,179,521

1.25%, 12/31/2026	8,100,000	7,157,742

		33,956,139

Total U.S. Treasury Securities (Cost $347,732,325)		246,672,387

	Shares
Preferred Stocks–4.73%
Alternative Carriers–0.05%
Qwest Corp., 6.50%, Pfd.	20,526	352,021

Qwest Corp., 6.75%, Pfd.	13,859	249,462

		601,483

Apparel, Accessories & Luxury Goods–0.00%
Fossil Group, Inc., 7.00%, Pfd.	3,150	39,784

Asset Management & Custody Banks–0.14%
Affiliated Managers Group, Inc., 5.88%, Pfd.	6,316	130,552

Affiliated Managers Group, Inc., 4.75%, Pfd.	5,772	98,643

Affiliated Managers Group, Inc., 4.20%, Pfd.	4,181	62,046

Apollo Asset Management, Inc., 6.38%, Series A, Pfd.	5,775	125,144

Apollo Asset Management, Inc., 6.38%, Series B, Pfd.	6,299	137,318

Northern Trust Corp., 4.70%, Series E, Pfd.	8,400	168,168

Oaktree Capital Group LLC, 6.63%, Series A, Pfd.	3,960	93,852

Oaktree Capital Group LLC, 6.55%, Series B, Pfd.	5,511	127,635

Prospect Capital Corp., 5.35%, Series A, Pfd.	3,150	51,503

State Street Corp., 5.35%, Series G, Pfd.(e)	10,499	252,501

State Street Corp., 5.90%, Series D, Pfd.(e)	15,749	383,803

		1,631,165

Automobile Manufacturers–0.09%
Ford Motor Co., 6.20%, Pfd.	16,239	370,899

Ford Motor Co., 6.00%, Pfd.	17,322	382,816

Ford Motor Co., 6.50%, Pfd.	11,592	264,298

		1,018,013

Consumer Finance–0.15%
Capital One Financial Corp., 5.00%, Series I, Pfd.	31,330	580,545

	Shares	Value

Consumer Finance–(continued)
Capital One Financial Corp., 4.80%, Series J, Pfd.	26,109	$454,297

Capital One Financial Corp., 4.63%, Series K, Pfd.	3,063	51,121

Capital One Financial Corp., 4.38%, Series L, Pfd.	14,099	224,174

Capital One Financial Corp., 4.25%, Series N, Pfd.	8,877	140,257

Navient Corp., 6.00%, Pfd.	6,300	116,172

Synchrony Financial, 5.63%, Series A, Pfd.	15,749	267,260

		1,833,826

Department Stores–0.01%
Dillard’s Capital Trust I, 7.50%, Pfd.	4,200	108,444

Diversified Banks–1.12%
Bank of America Corp., 6.00%, Series GG, Pfd.(c)	32,465	772,667

Bank of America Corp., 5.88%, Series HH, Pfd.	21,937	508,719

Bank of America Corp., 5.38%, Series KK, Pfd.	34,938	747,673

Bank of America Corp., 5.00%, Series LL, Pfd.	33,706	672,098

Bank of America Corp., 4.38%, Series NN, Pfd.(c)	29,546	514,396

Bank of America Corp., 4.13%, Series PP, Pfd.(c)	27,876	454,100

Bank of America Corp., 4.25%, Series QQ, Pfd.	34,552	576,327

Citigroup, Inc., 7.13%, Series J, Pfd.(e)	19,845	495,331

Citigroup, Inc., 6.88%, Series K, Pfd.(e)	31,498	795,010

JPMorgan Chase & Co., 5.75%, Series DD, Pfd.	35,671	826,497

JPMorgan Chase & Co., 6.00%, Series EE, Pfd.	38,950	950,380

JPMorgan Chase & Co., 4.75%, Series GG, Pfd.	18,846	372,397

JPMorgan Chase & Co., 4.55%, Series JJ, Pfd.	31,723	577,676

JPMorgan Chase & Co., 4.63%, Series LL, Pfd.	38,319	710,434

JPMorgan Chase & Co., 4.20%, Series MM, Pfd.	42,177	725,866

U.S. Bancorp, 5.50%, Series K, Pfd.	12,074	272,993

U.S. Bancorp, 3.75%, Series L, Pfd.	10,499	158,850

U.S. Bancorp, 4.00%, Series M, Pfd.(c)	15,749	254,819

U.S. Bancorp, 4.50%, Series O, Pfd.	9,450	174,825

Wells Fargo & Co., 5.63%, Series Y, Pfd.(c)	14,489	309,050

Wells Fargo & Co., 6.63%, Series R, Pfd.(e)	17,639	441,151

Wells Fargo & Co., 4.75%, Series Z, Pfd.	42,260	760,680

Wells Fargo & Co., 4.70%, Series AA, Pfd.	24,569	441,014

Wells Fargo & Co., 4.38%, Series CC, Pfd.	22,049	365,572

Wells Fargo & Co., 4.25%, Series DD, Pfd.	26,249	421,297

		13,299,822

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Multi-Asset Income Fund

	Shares	Value

Diversified Chemicals–0.01%
EI du Pont de Nemours and Co., 4.50%, Series B, Pfd.	878	$82,348

Diversified REITs–0.02%
Global Net Lease, Inc., 7.25%, Series A, Pfd.	3,618	77,208

Global Net Lease, Inc., 6.88%, Series B, Pfd.	2,409	48,493

iStar, Inc., 8.00%, Series D, Pfd.	2,100	51,219

iStar, Inc., 7.50%, Series I, Pfd.	2,625	58,511

		235,431

Electric Utilities–0.30%
BIP Bermuda Holdings I Ltd., 5.13%, Pfd.	5,970	104,177

Brookfield Infrastructure Finance ULC, 5.00%, Pfd.	5,131	81,686

Duke Energy Corp., 5.63%, Pfd.	10,499	248,721

Duke Energy Corp., 5.75%, Series A, Pfd.	20,999	496,206

Entergy Arkansas LLC, 4.88%, Pfd.	8,488	177,229

Entergy Louisiana LLC, 4.88%, Pfd.	5,590	120,744

Entergy Mississippi LLC, 4.90%, Pfd.	5,382	112,968

Entergy New Orleans LLC, 5.50%, Pfd.	2,590	56,980

Georgia Power Co., 5.00%, Series 2017-A, Pfd.	5,456	119,650

National Rural Utilities Cooperative Finance Corp., 5.50%, Pfd.	5,250	119,963

NextEra Energy Capital Holdings, Inc., 5.65%, Series N, Pfd.(c)	14,437	347,787

Pacific Gas and Electric Co., 6.00%, Series A, Pfd.	2,211	43,999

SCE Trust II, 5.10%, Pfd.	4,115	77,156

SCE Trust III, 5.75%, Series H, Pfd.(e)	5,827	112,694

SCE Trust IV, 5.38%, Series J, Pfd.(e)	6,825	122,441

SCE Trust V, 5.45%, Series K, Pfd.(e)	6,356	121,908

SCE Trust VI, 5.00%, Pfd.	10,422	178,737

Southern Co. (The), 5.25%, Pfd.	9,430	201,519

Southern Co. (The), 4.95%, Series 2020, Pfd.	21,238	406,071

Southern Co. (The), 4.20%, Series C, Pfd.	16,078	286,992

		3,537,628

Gas Utilities–0.02%
South Jersey Industries, Inc., 5.63%, Pfd.	4,200	73,542

Spire, Inc., 5.90%, Series A, Pfd.	5,250	120,225

		193,767

Health Care REITs–0.01%
Diversified Healthcare Trust, 5.63%, Pfd.	12,719	155,235

Integrated Telecommunication Services–0.18%
AT&T, Inc., 5.35%, Pfd.	27,771	596,521

AT&T, Inc., 5.63%, Pfd.	17,324	387,538

AT&T, Inc., 5.00%, Series A, Pfd.	25,199	473,489

AT&T, Inc., 4.75%, Series C, Pfd.	36,747	636,458

		2,094,006

	Shares	Value

Internet & Direct Marketing Retail–0.05%
Qurate Retail, Inc., 8.00%, Pfd.	6,486	$312,755

QVC, Inc., 6.38%, Pfd.	5,364	84,751

QVC, Inc., 6.25%, Pfd.	10,245	159,925

		557,431

Investment Banking & Brokerage–0.39%
Brookfield Finance I (UK) PLC, 4.50%, Pfd.	4,637	71,503

Brookfield Finance, Inc., 4.63%, Series 50, Pfd.	8,354	140,180

Charles Schwab Corp. (The), 5.95%, Series D, Pfd.	15,749	362,699

Charles Schwab Corp. (The), 4.45%, Series J, Pfd.	12,600	231,462

Goldman Sachs Group, Inc. (The), 6.38%, Series K, Pfd.(e)	14,699	363,800

Morgan Stanley, 5.85%, Series K, Pfd.(e)	21,300	487,983

Morgan Stanley, 7.13%, Series E, Pfd.(e)	18,371	460,194

Morgan Stanley, 6.88%, Series F, Pfd.(e)	18,105	452,987

Morgan Stanley, 6.38%, Series I, Pfd.(e)	21,300	517,377

Morgan Stanley, 4.88%, Series L, Pfd.	10,650	206,823

Morgan Stanley, 4.25%, Series O, Pfd.	27,690	450,793

Morgan Stanley, 6.50%, Series P, Pfd.	19,497	483,526

Stifel Financial Corp., 5.20%, Pfd.	4,736	96,993

Stifel Financial Corp., 6.25%, Series B, Pfd.	3,314	75,162

Stifel Financial Corp., 6.13%, Series C, Pfd.	4,749	106,235

Stifel Financial Corp., 4.50%, Series D, Pfd.	6,315	102,240

		4,609,957

Leisure Products–0.02%
Brunswick Corp., 6.50%, Pfd.	3,264	79,576

Brunswick Corp., 6.63%, Pfd.	3,092	79,464

Brunswick Corp., 6.38%, Pfd.	4,961	113,260

		272,300

Life & Health Insurance–0.38%
AEGON Funding Co. LLC, 5.10%, Pfd.	19,424	378,768

American Equity Investment Life Holding Co., 5.95%, Series A, Pfd.(e)	8,400	189,252

American Equity Investment Life Holding Co., 6.63%, Series B, Pfd.(e)	6,300	145,908

Athene Holding Ltd., 6.35%, Series A, Pfd.(e)	18,111	431,223

Athene Holding Ltd., 5.63%, Series B, Pfd.	7,244	148,864

Athene Holding Ltd., 6.38%, Series C, Pfd.(e)	12,600	314,118

Athene Holding Ltd., 4.88%, Series D, Pfd.	12,074	207,794

Brighthouse Financial, Inc., 6.25%, Pfd.	7,875	169,312

Brighthouse Financial, Inc., 6.60%, Series A, Pfd.	8,924	200,701

Brighthouse Financial, Inc., 6.75%, Series B, Pfd.	8,452	191,776

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Multi-Asset Income Fund

	Shares	Value

Life & Health Insurance–(continued)
Brighthouse Financial, Inc., 5.38%, Series C, Pfd.	12,074	$216,849

Brighthouse Financial, Inc., 4.63%, Series D, Pfd.	7,349	112,293

CNO Financial Group, Inc., 5.13%, Pfd.	3,150	57,330

Globe Life, Inc., 4.25%, Pfd.	6,825	118,619

MetLife, Inc., 5.63%, Series E, Pfd.	16,904	393,018

MetLife, Inc., 4.75%, Series F, Pfd.	20,999	412,840

Prudential Financial, Inc., 5.63%, Pfd.	12,430	285,393

Prudential Financial, Inc., 4.13%, Pfd.(c)	11,000	203,775

Prudential Financial, Inc., 5.95%, Pfd.	5,319	127,496

Unum Group, 6.25%, Pfd.	6,300	141,687

		4,447,016

Multi-line Insurance–0.04%
American International Group, Inc., 5.85%, Series A, Pfd.	10,499	230,978

Assurant, Inc., 5.25%, Pfd.	5,250	98,858

Hartford Financial Services Group, Inc. (The), 6.00%, Series G, Pfd.	7,245	177,792

		507,628

Multi-Utilities–0.15%
Algonquin Power & Utilities Corp., 6.88%, Pfd.(e)	6,037	135,531

Algonquin Power & Utilities Corp., 6.20%, Series 19-A, Pfd.(e)	7,350	166,625

Brookfield Infrastructure Partners L.P., 5.13%, Series 13, Pfd.	4,584	73,252

Brookfield Infrastructure Partners L.P., 5.00%, Series 14, Pfd.	4,177	64,535

CMS Energy Corp., 5.63%, Pfd.	4,298	92,966

CMS Energy Corp., 5.88%, Pfd.(l)	4,516	98,313

CMS Energy Corp., 5.88%, Pfd.(l)	13,945	303,862

CMS Energy Corp., 4.20%, Series C, Pfd.	5,556	91,396

DTE Energy Co., 4.38%, Series G, Pfd.	4,301	74,321

DTE Energy Co., 4.38%, Pfd.	6,269	107,701

NiSource, Inc., 6.50%, Series B, Pfd.(e)	10,499	259,430

Sempra Energy, 5.75%, Pfd.	15,907	345,500

		1,813,432

Office REITs–0.06%
Hudson Pacific Properties, Inc., 4.75%, Series C, Pfd.	8,925	113,437

Office Properties Income Trust, 6.38%, Pfd.	3,402	59,161

SL Green Realty Corp., 6.50%, Series I, Pfd.	4,830	94,185

Vornado Realty Trust, 5.40%, Series L, Pfd.	5,630	92,782

Vornado Realty Trust, 5.25%, Series M, Pfd.	7,441	119,205

Vornado Realty Trust, 5.25%, Series N, Pfd.	6,287	97,511

Vornado Realty Trust, 4.45%, Series O, Pfd.	6,287	86,258

		662,539

Office Services & Supplies–0.01%
Pitney Bowes, Inc., 6.70%, Pfd.	8,925	145,120

	Shares	Value

Oil & Gas Storage & Transportation–0.04%
DCP Midstream L.P., 7.95%, Series C, Pfd.(e)	2,310	$54,724

Energy Transfer L.P., 7.60%, Series E, Pfd.(e)	16,799	386,881

		441,605

Other Diversified Financial Services–0.09%
Brookfield BRP Holdings Canada, Inc., 4.63%, Pfd.	7,262	105,807

Brookfield BRP Holdings Canada, Inc., 4.88%, Pfd.	5,384	80,114

Carlyle Finance LLC, 4.63%, Pfd.	10,499	166,829

Equitable Holdings, Inc., 5.25%, Series A, Pfd.	16,799	312,797

Equitable Holdings, Inc., 4.30%, Series C, Pfd.	6,299	102,863

KKR Group Finance Co. IX LLC, 4.63%, Pfd.	10,499	182,998

Voya Financial, Inc., 5.35%, Series B, Pfd.(e)	6,300	133,497

		1,084,905

Property & Casualty Insurance–0.22%
Allstate Corp. (The), 5.63%, Series G, Pfd.	12,074	262,247

Allstate Corp. (The), 5.10%, Series H, Pfd.	24,149	474,528

Allstate Corp. (The), 4.75%, Series I, Pfd.	6,299	117,539

American Financial Group, Inc., 5.88%, Pfd.	2,893	63,038

American Financial Group, Inc., 5.13%, Pfd.	4,051	80,453

American Financial Group, Inc., 5.63%, Pfd.	3,079	63,366

American Financial Group, Inc., 4.50%, Pfd.	4,119	74,595

Arch Capital Group Ltd., 5.45%, Series F, Pfd.	6,930	140,402

Arch Capital Group Ltd., 4.55%, Series G, Pfd.	10,499	184,362

Argo Group International Holdings Ltd., 7.00%, Pfd.(e)	3,154	63,080

Argo Group U.S., Inc., 6.50%, Pfd.	3,015	62,501

Aspen Insurance Holdings Ltd., 5.63%, Pfd.	5,250	101,325

Aspen Insurance Holdings Ltd., 5.63%, Pfd.	5,250	99,698

AXIS Capital Holdings Ltd., 5.50%, Series E, Pfd.	11,549	228,208

Kemper Corp., 5.88%, Pfd.(e)	3,150	65,804

PartnerRe Ltd., 4.88%, Series J, Pfd.	4,200	79,086

Selective Insurance Group, Inc., 4.60%, Series B, Pfd.	4,200	70,287

W.R. Berkley Corp., 5.70%, Pfd.	3,639	78,602

W.R. Berkley Corp., 5.10%, Pfd.	6,378	127,624

W.R. Berkley Corp., 4.25%, Pfd.	5,532	91,887

W.R. Berkley Corp., 4.13%, Pfd.	6,258	100,128

		2,628,760

Real Estate Operating Companies–0.04%
Brookfield Property Partners L.P., 6.50%, Series A-1, Pfd.	4,073	67,815

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Multi-Asset Income Fund

	Shares	Value

Real Estate Operating Companies–(continued)
Brookfield Property Partners L.P., 6.38%, Series A-2, Pfd.	5,069	$82,625

Brookfield Property Partners L.P., 5.75%, Series A, Pfd.	6,023	91,128

Brookfield Property Preferred L.P., 6.25%, Pfd.	13,976	218,305

		459,873

Regional Banks–0.63%
Associated Banc-Corp, 5.88%, Series E, Pfd.	2,100	49,938

Associated Banc-Corp, 5.63%, Series F, Pfd.	2,100	48,447

Bank of Hawaii Corp., 4.38%, Series A, Pfd.	3,780	64,260

Bank OZK, 4.63%, Series A, Pfd.	7,350	122,010

Cadence Bank, 5.50%, Series A, Pfd.	3,622	73,128

Citizens Financial Group, Inc., 6.35%, Series D, Pfd.(e)	5,326	124,895

Citizens Financial Group, Inc., 5.00%, Series E, Pfd.	10,712	206,527

Cullen/Frost Bankers, Inc., 4.45%, Series B, Pfd.	3,229	62,481

F.N.B. Corp., 7.25%, Pfd.(e)	2,328	57,758

Fifth Third Bancorp, 6.63%, Series I, Pfd.(e)	9,988	251,897

Fifth Third Bancorp, 6.00%, Series A, Pfd.	3,165	69,124

Fifth Third Bancorp, 4.95%, Series K, Pfd.	5,762	110,573

First Citizens BancShares, Inc., 5.38%, Series A, Pfd.	7,245	147,798

First Citizens BancShares, Inc., 5.63%, Series C, Pfd.	4,200	84,252

First Horizon Corp., 6.50%, Pfd.	3,112	74,532

First Horizon Corp., 6.10%, Series D, Pfd.(e)	2,138	48,191

First Horizon Corp., 4.70%, Series F, Pfd.	3,150	58,181

First Republic Bank, 5.13%, Series H, Pfd.	4,430	86,651

First Republic Bank, 5.50%, Series I, Pfd.	6,276	134,620

First Republic Bank, 4.70%, Series J, Pfd.	8,265	145,216

First Republic Bank, 4.13%, Series K, Pfd.	10,461	161,413

First Republic Bank, 4.25%, Series L, Pfd.	15,639	248,347

First Republic Bank, 4.00%, Series M, Pfd.	15,691	235,522

First Republic Bank, 4.50%, Series N, Pfd.	15,482	260,717

Fulton Financial Corp., 5.13%, Series A, Pfd.	4,200	84,336

Hancock Whitney Corp., 6.25%, Pfd.	3,622	86,558

Huntington Bancshares, Inc., 4.50%, Series H, Pfd.	10,727	186,864

Huntington Bancshares, Inc., 5.70%, Series C, Pfd.	3,495	78,183

KeyCorp, 6.13%, Series E, Pfd.(e)	10,860	253,472

KeyCorp, 5.65%, Series F, Pfd.	9,231	195,143

KeyCorp, 5.63%, Series G, Pfd.	9,774	206,720

	Shares	Value

Regional Banks–(continued)
KeyCorp, 6.20%, Pfd.(e)	11,628	$283,491

M&T Bank Corp., 5.63%, Series H, Pfd.(e)	5,250	119,385

Old National Bancorp, 7.00%, Series C, Pfd.	2,566	66,690

Old National Bancorp, 7.00%, Series A, Pfd.	2,274	58,556

PacWest Bancorp, 7.75%, Series A, Pfd.(e)	10,778	267,510

Popular Capital Trust II, 6.13%, Pfd.	2,717	69,528

Regions Financial Corp., 6.38%, Series B, Pfd.(e)	10,499	259,325

Regions Financial Corp., 5.70%, Series C, Pfd.(e)	10,499	218,589

Regions Financial Corp., 4.45%, Series E, Pfd.	8,400	146,832

Signature Bank, 5.00%, Series A, Pfd.	15,329	270,097

Silvergate Capital Corp., 5.38%, Series A, Pfd.	4,200	59,892

SVB Financial Group, 5.25%, Series A, Pfd.	8,053	145,598

Synovus Financial Corp., 5.88%, Series E, Pfd.(e)	7,350	162,435

Texas Capital Bancshares, Inc., 5.75%, Series B, Pfd.	6,300	124,929

Truist Financial Corp., 5.25%, Series O, Pfd.	12,074	254,399

Truist Financial Corp., 4.75%, Series R, Pfd.	19,424	368,085

Valley National Bancorp, 6.25%, Series A, Pfd.(e)	2,415	53,637

Washington Federal, Inc., 4.88%, Series A, Pfd.	6,300	109,809

Webster Financial Corp., 5.25%, Series F, Pfd.	3,150	61,583

Western Alliance Bancorporation, 4.25%, Series A, Pfd.(e)	6,300	126,000

Wintrust Financial Corp., 6.50%, Series D, Pfd.(e)	2,921	71,740

Wintrust Financial Corp., 6.88%, Series E, Pfd.(e)	5,744	145,496

		7,461,360

Reinsurance–0.10%
Enstar Group Ltd., 7.00%, Series D, Pfd.(e)	8,320	182,874

Enstar Group Ltd., 7.00%, Series E, Pfd.	2,386	53,780

Reinsurance Group of America, Inc., 5.75%, Pfd.(e)	8,400	197,316

Reinsurance Group of America, Inc., 7.13%, Pfd.(e)	14,750	373,617

RenaissanceRe Holdings Ltd., 5.75%, Series F, Pfd.	5,250	114,188

RenaissanceRe Holdings Ltd., 4.20%, Series G, Pfd.	10,499	175,018

SiriusPoint Ltd., 8.00%, Series B, Pfd.(e)	4,200	99,120

		1,195,913

Renewable Electricity–0.01%
Brookfield Renewable Partners L.P., 5.25%, Series 17, Pfd.	3,859	63,249

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Multi-Asset Income Fund

	Shares	Value

Residential REITs–0.01%
American Homes 4 Rent, 5.88%, Series G, Pfd.	2,563	$56,335

American Homes 4 Rent, 6.25%, Series H, Pfd.	2,278	51,164

		107,499

Retail REITs–0.04%
Agree Realty Corp., 4.25%, Series A, Pfd.	3,675	58,433

Federal Realty Investment Trust, 5.00%, Series C, Pfd.	3,150	62,590

Kimco Realty Corp., 5.13%, Series L, Pfd.	4,725	90,673

Kimco Realty Corp., 5.25%, Series M, Pfd.	5,554	109,081

SITE Centers Corp., 6.38%, Series A, Pfd.	3,675	73,720

Spirit Realty Capital, Inc., 6.00%, Series A, Pfd.	3,622	77,692

		472,189

Specialized REITs–0.17%
Digital Realty Trust, Inc., 5.25%, Series J, Pfd.	4,281	85,149

Digital Realty Trust, Inc., 5.85%, Series K, Pfd.	4,354	95,353

Digital Realty Trust, Inc., 5.20%, Series L, Pfd.	7,221	139,510

EPR Properties, 5.75%, Series G, Pfd.	3,150	53,078

Public Storage, 5.15%, Series F, Pfd.	2,378	50,009

Public Storage, 5.05%, Series G, Pfd.	5,244	108,446

Public Storage, 5.60%, Series H, Pfd.	7,041	160,746

Public Storage, 4.88%, Series I, Pfd.	7,814	153,701

Public Storage, 4.75%, Series K, Pfd.	1,940	38,140

Public Storage, 4.63%, Series L, Pfd.	11,742	218,401

Public Storage, 4.13%, Series M, Pfd.	5,922	99,075

Public Storage, 3.88%, Series N, Pfd.	7,352	114,471

Public Storage, 3.90%, Series O, Pfd.	4,533	71,576

Public Storage, 4.00%, Series P, Pfd.	12,547	204,265

Public Storage, 3.95%, Series Q, Pfd.	2,988	47,718

Public Storage, 4.00%, Series R, Pfd.	8,578	138,020

Public Storage, 4.10%, Series S, Pfd.	14,564	239,578

		2,017,236

Thrifts & Mortgage Finance–0.03%
Merchants Bancorp, 6.00%, Series B, Pfd.(e)	2,625	57,724

Merchants Bancorp, 6.00%, Series C, Pfd.	4,120	90,599

New York Community Bancorp, Inc., 6.38%, Series A, Pfd.(e)	10,814	231,311

		379,634

Trading Companies & Distributors–0.07%
Air Lease Corp., 6.15%, Series A, Pfd.(e)	5,250	112,875

Fortress Transportation and Infrastructure Investors LLC, 8.00%, Series B, Pfd.(e)	2,601	51,812

Fortress Transportation and Infrastructure Investors LLC, 8.25%, Series A, Pfd.(e)	2,190	44,457

		Shares	Value

Trading Companies & Distributors–(continued)
Fortress Transportation and Infrastructure Investors LLC, 8.25%, Series C, Pfd.(e)		2,202	$41,287

Triton International Ltd., 8.00%, Pfd.		3,445	84,127

Triton International Ltd., 7.38%, Pfd.		4,221	96,788

Triton International Ltd., 6.88%, Pfd.		2,531	55,758

Triton International Ltd., 5.75%, Series E, Pfd.		3,241	62,843

WESCO International, Inc., 10.63%, Series A, Pfd.(e)		11,345	306,315

			856,262

Wireless Telecommunication Services–0.08%
Telephone and Data Systems, Inc., 6.63%, Series UU, Pfd.		8,819	177,174

Telephone and Data Systems, Inc., 6.00%, Series VV, Pfd.		14,490	256,473

United States Cellular Corp., 6.25%, Pfd.		10,499	204,310

United States Cellular Corp., 5.50%, Pfd.		10,499	179,218

United States Cellular Corp., 5.50%, Pfd.		10,499	179,533

			996,708

Total Preferred Stocks (Cost $70,052,927)			56,011,568

	Principal Amount
Non-U.S. Dollar Denominated Bonds & Notes–0.75%(m)
Aerospace & Defense–0.02%
Thales S.A. (France), 0.75%, 01/23/2025(b)	EUR	200,000	185,911

Agricultural Products–0.01%
Archer-Daniels-Midland Co., 1.00%, 09/12/2025	EUR	125,000	116,401

Apparel, Accessories & Luxury Goods–0.01%
PVH Corp., 3.13%, 12/15/2027(b)	EUR	100,000	84,655

Auto Parts & Equipment–0.01%
Magna International, Inc. (Canada), 1.50%, 09/25/2027	EUR	100,000	87,985

Automobile Manufacturers–0.05%
BMW Finance N.V. (Germany), 1.00%, 01/21/2025(b)	EUR	150,000	142,939

Mercedes-Benz International Finance B.V. (Germany), 2.00%, 08/22/2026(b)	EUR	45,000	42,866

Nissan Motor Co. Ltd. (Japan), 2.65%, 03/17/2026(b)	EUR	100,000	90,058

Volkswagen Financial Services AG (Germany),
0.13%, 02/12/2027(b)	EUR	90,000	75,395

2.25%, 10/01/2027(b)	EUR	49,000	44,601

Volkswagen Leasing GmbH (Germany),
1.50%, 06/19/2026(b)	EUR	100,000	91,312

0.38%, 07/20/2026(b)	EUR	85,000	73,846

			561,017

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Multi-Asset Income Fund

	Principal Amount		Value

Brewers–0.01%
Anheuser-Busch InBev S.A./N.V. (Belgium), 2.88%, 09/25/2024(b)	EUR	175,000	$172,807

Broadcasting–0.02%
ITV PLC (United Kingdom), 1.38%, 09/26/2026(b)	EUR	125,000	107,214

TDF Infrastructure S.A.S.U. (France), 2.50%, 04/07/2026(b)	EUR	100,000	88,350

			195,564

Cable & Satellite–0.01%
SES S.A. (Luxembourg), 1.63%, 03/22/2026(b)	EUR	120,000	107,019

Casinos & Gaming–0.02%
Codere Finance 2 (Luxembourg) S.A. (Spain), 3.00% PIK Rate, 8.00% Cash Rate, 09/30/2026 (Acquired 07/24/2020-09/30/2022; Cost $247,901)(b)(d)(f)	EUR	216,503	200,052

Construction & Engineering–0.01%
Autoroutes du Sud de la France S.A. (France), 2.95%, 01/17/2024(b)	EUR	100,000	98,853

Construction Machinery & Heavy Trucks–0.01%
Metso Outotec OYJ (Finland), 1.13%, 06/13/2024(b)	EUR	100,000	94,354

Construction Materials–0.00%
HeidelbergCement Finance (Luxembourg) S.A. (Germany), 1.63%, 04/07/2026(b)	EUR	60,000	55,228

Consumer Finance–0.02%
Santander Consumer Finance S.A. (Spain), 1.00%, 02/27/2024(b)	EUR	200,000	191,565

Data Processing & Outsourced Services–0.01%
Euronet Worldwide, Inc., 1.38%, 05/22/2026	EUR	100,000	85,476

Diversified Banks–0.22%
Banco Bilbao Vizcaya Argentaria S.A. (Spain), 0.38%, 10/02/2024(b)	EUR	200,000	186,764

Banco Santander S.A. (Spain),
3.13%, 01/19/2027(b)	EUR	100,000	93,032

0.50%, 02/04/2027(b)	EUR	100,000	84,196

Bankinter S.A. (Spain), 0.88%, 07/08/2026(b)	EUR	100,000	86,579

Banque Federative du Credit Mutuel S.A. (France),
1.25%, 01/14/2025(b)	EUR	100,000	93,951

2.13%, 09/12/2026(b)	EUR	100,000	91,440

0.63%, 11/19/2027(b)	EUR	100,000	82,487

Belfius Bank S.A. (Belgium), 0.01%, 10/15/2025(b)	EUR	200,000	179,105

BNP Paribas S.A. (France),
2.88%, 10/01/2026(b)	EUR	100,000	93,693

0.25%, 04/13/2027(b)(e)	EUR	100,000	85,571

	Principal Amount		Value

Diversified Banks–(continued)
BPCE S.A. (France),
0.88%, 01/31/2024(b)	EUR	100,000	$95,703

0.63%, 09/26/2024(b)	EUR	200,000	186,277

Cooperatieve Rabobank U.A. (Netherlands), 0.63%, 02/27/2024(b)	EUR	100,000	95,607

Credit Agricole S.A. (France),
1.00%, 09/16/2024(b)	EUR	100,000	95,290

1.38%, 03/13/2025(b)	EUR	200,000	187,998

de Volksbank N.V. (Netherlands), 0.01%, 09/16/2024(b)	EUR	100,000	92,979

ING Groep N.V. (Netherlands), 1.13%, 02/14/2025(b)	EUR	100,000	93,940

KBC Group N.V. (Belgium), 1.13%, 01/25/2024(b)	EUR	100,000	95,922

Mediobanca Banca di Credito Finanziario S.p.A. (Italy), 0.88%, 01/15/2026(b)	EUR	100,000	88,865

Nordea Bank Abp (Finland), 1.13%, 02/12/2025(b)	EUR	100,000	94,790

OP Corporate Bank PLC (Finland), 0.38%, 02/26/2024(b)	EUR	100,000	95,179

Skandinaviska Enskilda Banken AB (Sweden), 0.75%, 08/09/2027(b)	EUR	200,000	170,114

Standard Chartered PLC (United Kingdom), 0.90%, 07/02/2027(b)(e)	EUR	100,000	86,327

Swedbank AB (Sweden), 0.30%, 05/20/2027(b)(e)	EUR	100,000	86,068

			2,641,877

Diversified Capital Markets–0.02%
Deutsche Bank AG (Germany),
2.63%, 02/12/2026(b)	EUR	100,000	91,192

0.75%, 02/17/2027(b)(e)	EUR	100,000	84,144

Macquarie Group Ltd. (Australia), 0.63%, 02/03/2027(b)	EUR	100,000	84,190

			259,526

Diversified Chemicals–0.01%
BASF SE (Germany),
2.50%, 01/22/2024(b)	EUR	74,000	72,920

0.25%, 06/05/2027(b)	EUR	100,000	86,078

			158,998

Diversified Support Services–0.01%
APRR S.A. (France), 1.50%, 01/15/2024(b)	EUR	100,000	96,916

Electric Utilities–0.02%
AusNet Services Holdings Pty. Ltd. (Australia), 1.50%, 02/26/2027(b)	EUR	100,000	89,170

EDP Finance B.V. (Portugal), 1.50%, 11/22/2027(b)	EUR	100,000	89,067

Elenia Verkko OYJ (Finland), 0.38%, 02/06/2027(b)	EUR	140,000	117,484

			295,721

Food Retail–0.01%
ELO SACA (France), 2.88%, 01/29/2026(b)	EUR	100,000	92,187

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Multi-Asset Income Fund

	Principal Amount		Value

Gas Utilities–0.01%
2i Rete Gas S.p.A. (Italy), 1.75%, 08/28/2026(b)	EUR	100,000	$89,175

APA Infrastructure Ltd. (Australia), 2.00%, 03/22/2027(b)	EUR	100,000	88,905

			178,080

Health Care Equipment–0.01%
Zimmer Biomet Holdings, Inc., 2.43%, 12/13/2026	EUR	100,000	92,450

Health Care Services–0.00%
Fresenius Medical Care AG & Co. KGaA (Germany), 0.63%, 11/30/2026(b)	EUR	30,000	25,883

Health Care Supplies–0.01%
EssilorLuxottica S.A. (France), 2.38%, 04/09/2024(b)	EUR	100,000	98,382

Household Appliances–0.01%
Whirlpool Finance Luxembourg S.a.r.l., 1.10%, 11/09/2027	EUR	100,000	84,924

Household Products–0.01%
Procter & Gamble Co. (The), 4.88%, 05/11/2027	EUR	75,000	79,990

Integrated Oil & Gas–0.02%
Eni S.p.A. (Italy), 1.00%, 03/14/2025(b)	EUR	130,000	122,096

Shell International Finance B.V. (Netherlands), 0.38%, 02/15/2025(b)	EUR	160,000	148,999

			271,095

Integrated Telecommunication Services–0.01%
Vantage Towers AG (Germany), 0.38%, 03/31/2027(b)	EUR	100,000	83,250

IT Consulting & Other Services–0.01%
DXC Technology Co., 1.75%, 01/15/2026	EUR	100,000	91,622

International Business Machines Corp., 1.25%, 01/29/2027	EUR	100,000	90,677

			182,299

Life & Health Insurance–0.01%
Ethias S.A. (Belgium), 5.00%, 01/14/2026(b)	EUR	100,000	95,028

New York Life Global Funding, 0.25%, 01/23/2027(b)	EUR	100,000	85,807

			180,835

Multi-line Insurance–0.01%
Cloverie PLC for Zurich Insurance Co. Ltd. (Switzerland), 1.75%, 09/16/2024(b)	EUR	100,000	95,621

Multi-Sector Holdings–0.01%
Berkshire Hathaway, Inc., 1.13%, 03/16/2027	EUR	100,000	88,696

Groupe Bruxelles Lambert N.V. (Belgium), 1.88%, 06/19/2025(b)	EUR	100,000	94,787

			183,483

	Principal Amount		Value

Office REITs–0.02%
Globalworth Real Estate Investments Ltd. (Poland), 2.95%, 07/29/2026(b)	EUR	100,000	$76,693

Inmobiliaria Colonial SOCIMI S.A. (Spain), 1.63%, 11/28/2025(b)	EUR	200,000	181,810

			258,503

Other Diversified Financial Services–0.02%
Clearstream Banking AG (Germany), 0.01%, 12/01/2025(b)	EUR	100,000	90,140

LeasePlan Corp. N.V. (Netherlands), 3.50%, 04/09/2025(b)	EUR	200,000	192,054

			282,194

Pharmaceuticals–0.02%
Bayer AG (Germany), 0.38%, 07/06/2024(b)	EUR	200,000	188,816

Novartis Finance S.A. (Switzerland), 1.63%, 11/09/2026(b)	EUR	100,000	93,691

			282,507

Precious Metals & Minerals–0.01%
Anglo American Capital PLC (South Africa), 1.63%, 03/11/2026(b)	EUR	100,000	91,173

Real Estate Operating Companies–0.01%
Samhallsbyggnadsbolaget i Norden AB (Sweden), 1.13%, 09/04/2026(b)	EUR	100,000	72,382

Renewable Electricity–0.01%
Southern Power Co., 1.85%, 06/20/2026	EUR	100,000	92,512

Restaurants–0.01%
Sodexo S.A. (France), 0.75%, 04/27/2025(b)	EUR	150,000	138,779

Specialized REITs–0.01%
American Tower Corp., 1.95%, 05/22/2026	EUR	100,000	91,667

Thrifts & Mortgage Finance–0.01%
Aareal Bank AG (Germany), 0.50%, 04/07/2027(b)	EUR	200,000	156,286

Tobacco–0.01%
Imperial Brands Finance PLC (United Kingdom), 3.38%, 02/26/2026(b)	EUR	100,000	92,670

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $10,838,615)			8,897,077

Asset-Backed Securities–0.00%
Banc of America Funding Trust, Series 2007-1, Class 1A3, 6.00%, 01/25/2037	$	51,786	41,142

GMACM Home Equity Loan Trust, Series 2007-HE2, Class A2, 6.05%, 12/25/2037(n)		1,594	1,590

Total Asset-Backed Securities (Cost $48,604)			42,732

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Multi-Asset Income Fund

	Principal Amount	Value

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.00%
Collateralized Mortgage Obligations–0.00%
Fannie Mae REMICs, IO, 3.11% (6.70% - (1.00 x 1 mo. USD LIBOR)), 02/25/2024(o)(p)	$60	$0

6.39% (9.80% - (1.00 x 1 mo. USD LIBOR)), 03/17/2031(o)(p)	16	1

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $1,197)		1

	Shares
Money Market Funds–17.36%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(q)(r)	71,909,306	71,909,306

Invesco Liquid Assets Portfolio, Institutional Class, 3.03%(q)(r)	51,358,692	51,368,964

Invesco Treasury Portfolio, Institutional Class, 3.08%(q)(r)	82,182,063	82,182,063

Total Money Market Funds (Cost $205,455,260)		205,460,333

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-103.36% (Cost $1,402,462,885)		1,223,248,731

Investment Abbreviations:

Conv.	– Convertible
EUR	– Euro
IO	– Interest Only
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
PIK	– Pay-in-Kind
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
SPDR	– Standard & Poor’s Depositary Receipt
USD	– U.S. Dollar

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.57%
Invesco Private Government Fund, 3.18%(q)(r)(s)	11,815,323	$11,815,323

Invesco Private Prime Fund, 3.28%(q)(r)(s)	30,374,276	30,374,276

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $42,189,702)		42,189,599

TOTAL INVESTMENTS IN SECURITIES–106.93% (Cost $1,444,652,587)		1,265,438,330

OTHER ASSETS LESS LIABILITIES–(6.93)%		(82,044,356)

NET ASSETS–100.00%		$1,183,393,974

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Multi-Asset Income Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $537,755,002, which represented 45.44% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2022.
(d)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(e)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(f)	Restricted security. The aggregate value of these securities at October 31, 2022 was $284,501, which represented less than 1% of the Fund’s Net Assets.
(g)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(h)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at October 31, 2022 was $2,211,263, which represented less than 1% of the Fund’s Net Assets.

(i)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(j)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1N.
(k)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(l)	The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.
(m)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(n)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2022.

(o)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(p)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2022.
(q)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$92,515,254	$380,575,422	$(401,181,370)	$-	$-	$71,909,306	$711,194
Invesco Liquid Assets Portfolio, Institutional Class	74,264,221	271,839,588	(294,721,858)	(7,766)	(5,221)	51,368,964	584,429
Invesco Treasury Portfolio, Institutional Class	105,731,720	434,943,340	(458,492,997)	-	-	82,182,063	772,583
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	16,713,748	78,867,975	(83,766,400)	-	-	11,815,323	93,948*
Invesco Private Prime Fund	38,998,746	152,156,930	(160,769,149)	(103)	(12,148)	30,374,276	264,523*
Total	$328,223,689	$1,318,383,255	$(1,398,931,774)	$(7,869)	$(17,369)	$247,649,932	$2,426,677

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(r)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(s)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury 5 Year Notes	29	December-2022	$3,091,219	$(2,266)	$(2,266)

U.S. Treasury 10 Year Notes	262	December-2022	28,975,562	(1,728,234)	(1,728,234)

U.S. Treasury 10 Year Ultra Notes	114	December-2022	13,222,219	(1,108,063)	(1,108,063)

Subtotal–Long Futures Contracts				(2,838,563)	(2,838,563)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Multi-Asset Income Fund

Open Futures Contracts(a)–(continued)

Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Equity Risk

E-Mini Russell 2000 Index	357	December-2022	$(33,076,050)	$(2,567,111)	$(2,567,111)

E-Mini S&P 500 Index	179	December-2022	(34,752,850)	(1,885,644)	(1,885,644)

EURO STOXX 50 Index	705	December-2022	(25,207,187)	(1,472,057)	(1,472,057)

MSCI Emerging Markets Index	245	December-2022	(10,456,600)	383,153	383,153

Tokyo Stock Price Index	110	December-2022	(14,247,957)	(237,264)	(237,264)

Subtotal				(5,778,923)	(5,778,923)

Interest Rate Risk

Euro-Bobl	36	December-2022	(4,257,498)	105,703	105,703

Euro-Bund	173	December-2022	(23,668,699)	410,460	410,460

Euro-Schatz	23	December-2022	(2,430,605)	20,891	20,891

Long Gilt	227	December-2022	(26,586,838)	661,050	661,050

U.S. Treasury 2 Year Notes	33	December-2022	(6,744,633)	101,695	101,695

U.S. Treasury Long Bonds	339	December-2022	(40,849,500)	4,424,209	4,424,209

U.S. Treasury Ultra Bonds	26	December-2022	(3,319,063)	423,375	423,375

Subtotal				6,147,383	6,147,383

Subtotal–Short Futures Contracts				368,460	368,460

Total Futures Contracts				$(2,470,103)	$(2,470,103)

(a)	Futures contracts collateralized by $11,805,000 cash held with Goldman Sachs & Co. LLC, the futures commission merchant.

Open Forward Foreign Currency Contracts

		Contract to				Unrealized Appreciation (Depreciation)
Settlement Date	Counterparty	Deliver		Receive

Currency Risk

12/21/2022	Bank of America, N.A.	EUR	126,000	USD	125,823	$ 795

12/21/2022	Bank of America, N.A.	USD	109,128	EUR	112,000	2,008

12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	55,569	EUR	57,000	992

12/21/2022	UBS AG	EUR	8,077,000	USD	8,129,969	115,250

Subtotal–Appreciation						119,045

Currency Risk

12/21/2022	Bank of America, N.A.	USD	72,194	EUR	72,000	(749)

12/21/2022	Canadian Imperial Bank of Commerce	USD	22,835	EUR	23,000	(13)

12/21/2022	Royal Bank of Canada	EUR	919,482	USD	900,000	(12,392)

12/21/2022	UBS AG	EUR	69,500	USD	68,149	(815)

Subtotal–Depreciation						(13,969)

Total Forward Foreign Currency Contracts						$105,076

Open Centrally Cleared Credit Default Swap Agreements(a)

Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation

Credit Risk

Markit CDX North America High Yield Index, Series 38, Version 1	Sell	5.00%	Quarterly	06/20/2027	4.793%	USD 3,199,680	$(30,641)	$27,767	$58,408

(a)	Swaps are collateralized by $282,782 cash held with Merrill Lynch International, the Counterparty.
(b)

Implied credit spreads represent the current level, as of October 31, 2022, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Multi-Asset Income Fund

Abbreviations:

EUR –Euro
USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Multi-Asset Income Fund

Statement of Assets and Liabilities

October 31, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $1,197,007,625)*	$1,017,788,398

Investments in affiliated money market funds, at value (Cost $247,644,962)	247,649,932

Other investments:
Variation margin receivable – futures contracts	539,606

Variation margin receivable–centrally cleared swap agreements	149,342

Unrealized appreciation on forward foreign currency contracts outstanding	119,045

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	11,805,000

Cash collateral – centrally cleared swap agreements	282,782

Cash	74,539,089

Foreign currencies, at value (Cost $103,414)	104,641

Receivable for:
Investments sold	13,849,810

Fund shares sold	108,777

Dividends	1,096,102

Interest	11,193,306

Principal paydowns	19

Investment for trustee deferred compensation and retirement plans	169,454

Other assets	33,550

Total assets	1,379,428,853

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	13,969

Payable for:
Investments purchased	65,567,799

Due to broker	85,142,452

Fund shares reacquired	1,461,127

Collateral upon return of securities loaned	42,189,702

Accrued fees to affiliates	605,246

Accrued trustees’ and officers’ fees and benefits	1,539

Accrued other operating expenses	840,636

Trustee deferred compensation and retirement plans	212,409

Total liabilities	196,034,879

Net assets applicable to shares outstanding	$1,183,393,974

Net assets consist of:
Shares of beneficial interest	$1,964,231,185

Distributable earnings (loss)	(780,837,211)

$1,183,393,974

Net Assets:
Class A	$852,898,543

Class C	$84,143,299

Class R	$23,451,569

Class Y	$172,527,527

Class R5	$63,225

Class R6	$50,309,811

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	113,882,439

Class C	11,238,704

Class R	3,129,053

Class Y	23,019,540

Class R5	8,442

Class R6	6,713,357

Class A:
Net asset value per share	$7.49

Maximum offering price per share (Net asset value of $7.49 ÷ 94.50%)	$7.93

Class C:
Net asset value and offering price per share	$7.49

Class R:
Net asset value and offering price per share	$7.49

Class Y:
Net asset value and offering price per share	$7.49

Class R5:
Net asset value and offering price per share	$7.49

Class R6:
Net asset value and offering price per share	$7.49

*	At October 31, 2022, securities with an aggregate value of $40,829,092 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco Multi-Asset Income Fund

Statement of Operations

For the year ended October 31, 2022

Investment income:

Interest	$82,835,483

Dividends (net of foreign withholding taxes of $228,111)	9,033,322

Dividends from affiliated money market funds (includes net securities lending income of $216,540)	2,284,746

Total investment income	94,153,551

Expenses:
Advisory fees	6,539,622

Administrative services fees	207,282

Custodian fees	79,453

Distribution fees:
Class A	2,372,486

Class C	1,154,134

Class R	141,581

Transfer agent fees – A, C, R and Y	1,707,433

Transfer agent fees – R5	71

Transfer agent fees – R6	18,461

Trustees’ and officers’ fees and benefits	35,062

Registration and filing fees	109,512

Licensing fees	395,379

Reports to shareholders	50,456

Professional services fees	87,769

Other	24,701

Total expenses	12,923,402

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(780,377)

Net expenses	12,143,025

Net investment income	82,010,526

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(127,415,854)

Affiliated investment securities	(17,369)

Foreign currencies	329,382

Forward foreign currency contracts	1,498,084

Futures contracts	(20,731,187)

Swap agreements	124,095

(146,212,849)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(213,852,247)

Affiliated investment securities	(7,869)

Foreign currencies	(35,357)

Forward foreign currency contracts	44,155

Futures contracts	(4,311,387)

Swap agreements	58,408

(218,104,297)

Net realized and unrealized gain (loss)	(364,317,146)

Net increase (decrease) in net assets resulting from operations	$(282,306,620)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33	Invesco Multi-Asset Income Fund

Statement of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	2022	2021

Operations:
Net investment income	$82,010,526	$88,982,572

Net realized gain (loss)	(146,212,849)	82,998,501

Change in net unrealized appreciation (depreciation)	(218,104,297)	34,412,725

Net increase (decrease) in net assets resulting from operations	(282,306,620)	206,393,798

Distributions to shareholders from distributable earnings:
Class A	(63,724,100)	(71,763,758)

Class C	(6,302,892)	(8,990,275)

Class R	(1,654,502)	(2,967,083)

Class Y	(14,535,382)	(19,341,966)

Class R5	(4,645)	(5,253)

Class R6	(3,841,106)	(4,148,032)

Total distributions from distributable earnings	(90,062,627)	(107,216,367)

Share transactions–net:
Class A	(62,425,231)	(94,140,757)

Class C	(33,565,852)	(74,779,394)

Class R	(16,663,281)	(11,542,014)

Class Y	(43,908,235)	(105,129,569)

Class R5	3,957	(12,046)

Class R6	665,585	(4,237,143)

Net increase (decrease) in net assets resulting from share transactions	(155,893,057)	(289,840,923)

Net increase (decrease) in net assets	(528,262,304)	(190,663,492)

Net assets:
Beginning of year	1,711,656,278	1,902,319,770

End of year	$1,183,393,974	$1,711,656,278

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34	Invesco Multi-Asset Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/22	$ 9.75	$0.50	$(2.21)	$(1.71)	$(0.55)	$ -	$(0.55)	$ 7.49	(18.16	)%(d)	$ 852,899	0.82	%(d)	0.87	%(d)	5.68	%(d)	94%
Year ended 10/31/21	9.26	0.48	0.59	1.07	(0.58)	-	(0.58)	9.75	11.73	(d)	1,178,389	0.82	(d)	0.91	(d)	4.93	(d)	53
Year ended 10/31/20	10.79	0.58	(1.55)	(0.97)	(0.56)	-	(0.56)	9.26	(8.97	)(d)	1,209,154	0.82	(d)	0.92	(d)	6.13	(d)	117
Year ended 10/31/19	10.07	0.55	0.74	1.29	(0.57)	-	(0.57)	10.79	13.18		188,655	0.84		0.97		5.21		76
Year ended 10/31/18	11.01	0.51	(0.84)	(0.33)	(0.52)	(0.09)	(0.61)	10.07	(3.13)		131,971	0.85		1.00		4.76		59
Class C
Year ended 10/31/22	9.75	0.43	(2.21)	(1.78)	(0.48)	-	(0.48)	7.49	(18.80)		84,143	1.59		1.64		4.91		94
Year ended 10/31/21	9.26	0.40	0.60	1.00	(0.51)	-	(0.51)	9.75	10.89		147,030	1.59		1.68		4.16		53
Year ended 10/31/20	10.78	0.51	(1.54)	(1.03)	(0.49)	-	(0.49)	9.26	(9.58)		210,967	1.59		1.69		5.36		117
Year ended 10/31/19	10.06	0.47	0.74	1.21	(0.49)	-	(0.49)	10.78	12.35		118,619	1.59		1.72		4.46		76
Year ended 10/31/18	11.00	0.43	(0.84)	(0.41)	(0.44)	(0.09)	(0.53)	10.06	(3.87)		85,370	1.60		1.75		4.01		59
Class R
Year ended 10/31/22	9.76	0.47	(2.22)	(1.75)	(0.52)	-	(0.52)	7.49	(18.47)		23,452	1.09		1.14		5.41		94
Year ended 10/31/21	9.27	0.45	0.59	1.04	(0.55)	-	(0.55)	9.76	11.43		47,214	1.09		1.18		4.66		53
Year ended 10/31/20	10.78	0.55	(1.52)	(0.97)	(0.54)	-	(0.54)	9.27	(9.02)		55,930	1.09		1.19		5.86		117
Year ended 10/31/19	10.07	0.52	0.74	1.26	(0.55)	-	(0.55)	10.78	12.80		5,202	1.09		1.22		4.96		76
Year ended 10/31/18	11.01	0.48	(0.84)	(0.36)	(0.49)	(0.09)	(0.58)	10.07	(3.38)		2,220	1.10		1.25		4.51		59
Class Y
Year ended 10/31/22	9.76	0.52	(2.22)	(1.70)	(0.57)	-	(0.57)	7.49	(18.05)		172,528	0.59		0.64		5.91		94
Year ended 10/31/21	9.27	0.50	0.59	1.09	(0.60)	-	(0.60)	9.76	11.99		274,095	0.59		0.68		5.16		53
Year ended 10/31/20	10.79	0.62	(1.55)	(0.93)	(0.59)	-	(0.59)	9.27	(8.65)		360,565	0.59		0.69		6.36		117
Year ended 10/31/19	10.07	0.57	0.75	1.32	(0.60)	-	(0.60)	10.79	13.47		397,303	0.59		0.72		5.46		76
Year ended 10/31/18	11.01	0.53	(0.83)	(0.30)	(0.55)	(0.09)	(0.64)	10.07	(2.89)		288,116	0.60		0.75		5.01		59
Class R5
Year ended 10/31/22	9.75	0.52	(2.21)	(1.69)	(0.57)	-	(0.57)	7.49	(17.97)		63	0.59		0.62		5.91		94
Year ended 10/31/21	9.27	0.50	0.58	1.08	(0.60)	-	(0.60)	9.75	11.89		78	0.59		0.60		5.16		53
Year ended 10/31/20	10.79	0.62	(1.55)	(0.93)	(0.59)	-	(0.59)	9.27	(8.63)		85	0.59		0.63		6.36		117
Year ended 10/31/19	10.08	0.57	0.74	1.31	(0.60)	-	(0.60)	10.79	13.35		104	0.59		0.68		5.46		76
Year ended 10/31/18	11.01	0.53	(0.82)	(0.29)	(0.55)	(0.09)	(0.64)	10.08	(2.79)		150	0.60		0.69		5.01		59
Class R6
Year ended 10/31/22	9.76	0.52	(2.22)	(1.70)	(0.57)	-	(0.57)	7.49	(18.01)		50,310	0.54		0.55		5.96		94
Year ended 10/31/21	9.27	0.51	0.59	1.10	(0.61)	-	(0.61)	9.76	12.05		64,850	0.54		0.55		5.21		53
Year ended 10/31/20	10.79	0.62	(1.55)	(0.93)	(0.59)	-	(0.59)	9.27	(8.59)		65,618	0.53		0.54		6.42		117
Year ended 10/31/19	10.07	0.57	0.75	1.32	(0.60)	-	(0.60)	10.79	13.47		59,569	0.59		0.60		5.46		76
Year ended 10/31/18	11.01	0.53	(0.83)	(0.30)	(0.55)	(0.09)	(0.64)	10.07	(2.89)		53,904	0.60		0.63		5.01		59

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $1,279,950,104 in connection with the acquisition of Invesco Oppenheimer Capital Income Fund and Invesco Oppenheimer Global Multi-Asset Income Fund into the Fund.

(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.23% for Class A for the years ended October 31, 2022, 2021 and 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35	Invesco Multi-Asset Income Fund

Notes to Financial Statements

October 31, 2022

NOTE 1–Significant Accounting Policies

Invesco Multi-Asset Income Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund

36	Invesco Multi-Asset Income Fund

securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Master Limited Partnerships – The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Equity-Linked Notes – The Fund may invest in Equity-Linked Notes (ELNs). ELNs are hybrid derivative-type instruments, in a single note form, that are specially designed to combine the characteristics of one or more reference securities (such as a single stock, an exchange traded fund, exchange-traded note, or an index or basket of securities (underlying securities)) and a related equity derivative, such as a put or call option. Generally, when purchasing an ELN, a Fund pays the counterparty the current value of the underlying securities plus a commission. Upon the maturity of the note, the Fund generally receives the par value of the note plus a return based on the appreciation of the underlying securities. Investments in ELNs possess the risks associated with the underlying securities, such as management risk, market risk and, as applicable, foreign securities and currency risks. In addition, as a note, ELNs are also subject to certain debt securities

37	Invesco Multi-Asset Income Fund

risks, such as interest rate and credit risk. An investment in an ELN also bears the risk that the ELN issuer will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. As the holder of an ELN, the Fund generally has no rights to the underlying securities, including no voting rights or rights to receive dividends. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of its ELN investments, and it may realize losses, which could be significant and could include the Fund’s entire principal investment.
K.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2022, the Fund paid the Adviser $9,744 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliated money market funds on the Statement of Operations.

L.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

M.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

N.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

O.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted

38	Invesco Multi-Asset Income Fund

through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2022, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

P.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

R.

Other Risks – The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

During the period, the Fund experienced a low interest rate environment created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the

39	Invesco Multi-Asset Income Fund

value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

S.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 500 million	0.500%

Next $500 million	0.450%

Next $500 million	0.400%

Over $1.5 billion	0.390%

For the year ended October 31, 2022, the effective advisory fee rate incurred by the Fund was 0.45%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through February 28, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.85%, 1.60%, 1.10%, 0.60%, 0.60% and 0.60%, respectively, of the Fund’s average daily net assets (the “expense limits”). Effective March 1, 2023, through at least February 29, 2024, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.90%, 1.65%, 1.15%, 0.65%, 0.65% and 0.65%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2022, the Adviser waived advisory fees of $186,464 and reimbursed class level expenses of $428,952, $48,773, $11,875, $94,726, $14 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2022, IDI advised the Fund that IDI retained $96,952 in front-end sales commissions from the sale of Class A shares and $1,869 and $6,567 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of Invesco.

40	Invesco Multi-Asset Income Fund

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$182,709	$378,455,480	$0	$378,638,189

Equity Linked Notes	–	327,526,444	–	327,526,444

U.S. Treasury Securities	–	246,672,387	–	246,672,387

Preferred Stocks	56,011,568	–	–	56,011,568

Non-U.S. Dollar Denominated Bonds & Notes	–	8,897,077	–	8,897,077

Asset-Backed Securities	–	42,732	–	42,732

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	1	–	1

Money Market Funds	205,460,333	42,189,599	–	247,649,932

Total Investments in Securities	261,654,610	1,003,783,720	0	1,265,438,330

Other Investments - Assets*

Futures Contracts	6,530,536	–	–	6,530,536

Forward Foreign Currency Contracts	–	119,045	–	119,045

Swap Agreements	–	58,408	–	58,408

	6,530,536	177,453	–	6,707,989

Other Investments - Liabilities*

Futures Contracts	(9,000,639)	–	–	(9,000,639)

Forward Foreign Currency Contracts	–	(13,969)	–	(13,969)

	(9,000,639)	(13,969)	–	(9,014,608)

Total Other Investments	(2,470,103)	163,484	–	(2,306,619)

Total Investments	$259,184,507	$1,003,947,204	$0	$1,263,131,711

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2022:

	Value
Derivative Assets	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded	$–	$–	$383,153	$6,147,383	$ 6,530,536

Unrealized appreciation on swap agreements – Centrally Cleared(a)	58,408	–	–	–	58,408

Unrealized appreciation on forward foreign currency contracts outstanding	–	119,045	–	–	119,045

Total Derivative Assets	58,408	119,045	383,153	6,147,383	6,707,989

Derivatives not subject to master netting agreements	(58,408)	–	(383,153)	(6,147,383)	(6,588,944)

Total Derivative Assets subject to master netting agreements	$–	$119,045	$–	$–	$ 119,045

41	Invesco Multi-Asset Income Fund

	Value
Derivative Liabilities	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded	$–	$(6,162,076)	$(2,838,563)	$(9,000,639)

Unrealized depreciation on forward foreign currency contracts outstanding	(13,969)	–	–	(13,969)

Total Derivative Liabilities	(13,969)	(6,162,076)	(2,838,563)	(9,014,608)

Derivatives not subject to master netting agreements	–	6,162,076	2,838,563	9,000,639

Total Derivative Liabilities subject to master netting agreements	$(13,969)	$–	$–	$ (13,969)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2022.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank of America, N.A.	$ 2,803	$ (749)	$ 2,054	$–	$–	$ 2,054

Canadian Imperial Bank of Commerce	–	(13)	(13)	–	–	(13)

J.P. Morgan Chase Bank, N.A.	992	–	992	–	–	992

Royal Bank of Canada	–	(12,392)	(12,392)	–	–	(12,392)

UBS AG	115,250	(815)	114,435	–	–	114,435

Total	$119,045	$(13,969)	$105,076	$–	$–	$105,076

Effect of Derivative Investments for the year ended October 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$1,498,084	$-	$-	$1,498,084

Futures contracts	-	-	(27,131,355)	6,400,168	(20,731,187)

Swap agreements	124,095	-	-	-	124,095

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	44,155	-	-	44,155

Futures contracts	-	-	(7,338,851)	3,027,464	(4,311,387)

Swap agreements	58,408	-	-	-	58,408

Total	$182,503	$1,542,239	$(34,470,206)	$9,427,632	$(23,317,832)

    The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements

Average notional value	$10,105,733	$342,046,935	$4,388,260

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $9,573.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

42	Invesco Multi-Asset Income Fund

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021

Ordinary income*	$90,062,627	$107,216,367

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$1,494,209

Net unrealized appreciation (depreciation) – investments	(188,125,466)

Net unrealized appreciation (depreciation) – foreign currencies	(6,595)

Temporary book/tax differences	(632,917)

Capital loss carryforward	(593,566,442)

Shares of beneficial interest	1,964,231,185

Total net assets	$1,183,393,974

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities and derivative instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$432,117,662	$161,448,780	$593,566,442

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2022 was $471,827,506 and $867,807,233, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 20,124,207

Aggregate unrealized (depreciation) of investments	(208,249,673)

Net unrealized appreciation (depreciation) of investments	$(188,125,466)

Cost of investments for tax purposes is $1,451,257,177.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and amortization and accretion on debt securities, on October 31, 2022, undistributed net investment income was increased by $9,998,412 and undistributed net realized gain (loss) was decreased by $9,998,412. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

43	Invesco Multi-Asset Income Fund

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	5,403,012	$48,658,733	7,128,123	$69,477,960

Class C	767,584	6,837,877	1,252,443	12,208,067

Class R	557,747	4,911,397	1,078,403	10,463,046

Class Y	4,587,419	40,884,204	5,484,763	53,435,990

Class R6	462,081	3,952,822	516,714	5,035,545

Issued as reinvestment of dividends:
Class A	6,454,141	55,750,272	6,476,987	63,061,818

Class C	547,183	4,751,803	695,997	6,772,970

Class R	188,054	1,623,583	301,005	2,933,273

Class Y	1,161,909	10,077,631	1,361,455	13,260,495

Class R5	459	3,957	406	3,954

Class R6	434,745	3,752,196	417,894	4,070,849

Automatic conversion of Class C shares to Class A shares:
Class A	1,720,539	14,795,155	3,713,985	36,122,567

Class C	(1,720,805)	(14,795,155)	(3,714,866)	(36,122,567)

Reacquired:
Class A	(20,542,216)	(181,629,391)	(26,983,354)	(262,803,102)

Class C	(3,440,536)	(30,360,377)	(5,926,072)	(57,637,864)

Class R	(2,454,515)	(23,198,261)	(2,572,091)	(24,938,333)

Class Y	(10,817,953)	(94,870,070)	(17,640,042)	(171,826,054)

Class R5	-	-	(1,616)	(16,000)

Class R6	(829,639)	(7,039,433)	(1,364,800)	(13,343,537)

Net increase (decrease) in share activity	(17,520,791)	$(155,893,057)	(29,774,666)	$(289,840,923)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 12% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 4% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

44	Invesco Multi-Asset Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Multi-Asset Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Multi-Asset Income Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

45	Invesco Multi-Asset Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$906.00	$3.94	$1,021.07	$4.18	0.82%
Class C	1,000.00	903.50	7.63	1,017.19	8.08	1.59
Class R	1,000.00	904.70	5.23	1,019.71	5.55	1.09
Class Y	1,000.00	907.00	2.84	1,022.23	3.01	0.59
Class R5	1,000.00	907.10	2.84	1,022.23	3.01	0.59
Class R6	1,000.00	907.40	2.45	1,022.63	2.60	0.51

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2022 through October 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

46	Invesco Multi-Asset Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Multi-Asset Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to detailed follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Capital Management LLC currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Multi-Asset Income Index (Index). The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board considered how the Fund’s strategy is implemented using a multi-sleeve structure and discussed how each sleeve impacted Fund performance, noting that exposure to U.S.

47	Invesco Multi-Asset Income Fund

master limited partnerships and equity real estate investment trusts detracted from performance. The Board further noted that the Fund’s reduced equity exposure in a period of rising equity markets also led to short-term underperformance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board considered additional information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with

Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

48	Invesco Multi-Asset Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended October 31, 2022:

Federal and State Income Tax
Qualified Dividend Income*	6.98%
Corporate Dividends Received Deduction*	6.82%
U.S. Treasury Obligations*	6.44%
Qualified Business Income*	0.00%
Business Interest Income*	56.86%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

49	Invesco Multi-Asset Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Multi-Asset Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189

Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent

Directors Council (professional organization)

Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			189	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Multi-Asset Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	189	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Multi-Asset Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Multi-Asset Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Multi-Asset Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103-7018

Investment Adviser

Invesco Advisers, Inc.

1555 Peachtree Street, N.E.

Atlanta, GA 30309

Counsel to the Independent Trustees

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

Distributor

Invesco Distributors, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Transfer Agent

Invesco Investment Services, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Auditors

PricewaterhouseCoopers LLP

1000 Louisiana Street, Suite 5800

Houston, TX 77002-5021

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110-2801

T-6	Invesco Multi-Asset Income Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	MAIN-AR-1

Annual Report to Shareholders	October 31, 2022

Invesco U.S. Managed Volatility Fund

Nasdaq:

R6: USMVX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

15	Financial Statements

18	Financial Highlights

19	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Fund Expenses

27	Approval of Investment Advisory and Sub-Advisory Contracts

29	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2022, Class R6 shares of Invesco U.S. Managed Volatility Fund (the Fund), at net asset value (NAV), outperformed the Invesco US Large Cap Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/21 to 10/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class R6 Shares	-13.25%
S&P 500 Index▼ (Broad Market Index)	-14.61
Invesco US Large Cap Index▼ (Style-Specific Index)	-15.99

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

The fiscal year began with continued volatility in equity markets in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruption and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil rose,1 causing higher gas prices for consumers, and the Consumer Price Index (CPI) reported for November 2021 increased 0.8%, resulting in a 6.8% increase over the prior 12 months, the highest since 1982.2 To combat inflation, the US Federal Reserve (the Fed) announced the potential for three or more interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at the 2021 year-end.

    Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflation pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.1 Inflation continued to be a top concern for consumers, investors and the Fed. To combat inflation, the Fed raised the federal funds rate by one-quarter percentage point in March and the Fed indicated it would “taper” its asset purchase program quickly.3

    As the war in Ukraine continued and corporate earnings in high-profile names like Netflix reported slowing growth and profits, the equity markets sold off for much of April 2022. The downward direction of the equity markets continued into second quarter of 2022 amid record inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the CPI rose by yet another 40-year high to 8.6% for the twelve months ended May 2022.2 Oil prices peaked near $122 per barrel in early

June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June.1 To tame inflation, the Fed raised the benchmark federal funds rate three more times, by 0.50% in May, by 0.75% in June and another 0.75% in July, which were the largest increases in nearly 30 years.3 US equity markets rose in July and August until Fed chairman Jerome Powell’s hawkish comments at an economic policy symposium held in Jackson Hole, which sparked a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.3

    After experiencing a sharp drop in September 2022, US equity markets rebounded in October with strong gains, despite mixed data on the economy and corporate earnings. Inflation data reported in October came in higher than expected, and the labor market remained strong, with payroll employment gains and a decline in the unemployment rate to a near record low of 3.5% in September.2 The initial estimate of third quarter real gross domestic product showed an increase of 2.6% (annualized) after falling in the prior two quarters, but the headline number masked a drop in demand and investment. Corporate earnings were generally in line with expectations, but many companies’ forward earnings guidance was weaker than expected.

    In this environment, US stocks had negative double-digit returns for the fiscal year of -14.61%, as measured by the S&P 500 Index.4

    Invesco U.S. Managed Volatility Fund is a domestic large cap core equity strategy focused on providing capital appreciation while managing portfolio volatility. The strategy seeks equity-like exposure during periods of economic strength and downside protection during economic stress. The Fund seeks to accomplish this by investing in the Invesco US Large Cap Index with futures overlay component designed to manage volatility. The futures overlay component is designed to manage the Fund’s overall risk by selling short exchange-traded equity index futures in periods of high market volatility. This risk management overlay is implemented when the forecasted annualized volatility level of the Fund’s returns exceeds 16%.

    The Fund posted negative double-digit returns during the fiscal year but outperformed the Fund’s style-specific benchmark, the Invesco US Large Cap Index. The Fund’s relative outperformance can primarily be attributed to the Fund’s volatility overlay. Due to increased market volatility experienced during most of 2022, the overlay was enacted throughout much of the fiscal year and helped to keep the Fund’s overall volatility significantly lower than the Invesco US Large Cap Index. The lower level of volatility, protected to the downside and came with a performance boost as the large cap equity markets saw negative performance.

    Outside of the volatility overlay, from an individual holdings perspective, holdings in the energy sector were the leading contributors to absolute Fund performance. Oil firms Exxon Mobil and Chevron were the leading contributors to absolute Fund performance in the sector, benefiting from a rise in the price of oil throughout the fiscal year. In contrast, Fund holdings in the information technology and communication services sectors were the leading detractors from absolute Fund performance. Microsoft and Alphabet were the largest individual detractors as each company released weaker than expected quarterly guidance in the most recent earnings calls as investors assess the continued recession concerns in the broader economy.

    Looking ahead, our base case continues to anticipate that economies will accelerate as they reopen, but that any accompanying rise in inflation will be largely temporary. We continue to believe that in the short run, emerging-market countries will generally lag behind because of the obstacles they face vaccinating their respective populations. As economies reopen and spending increases, we believe inflation should remain elevated, especially in the US. However, we anticipate it will then moderate to a rate faster than precrisis trends but not sufficient to induce aggressive action from central banks. Over the longer term, we expect demographics and innovation to place downward pressure on inflation.

    The Fund’s strategy is principally implemented through equity investments, but we may also use futures contracts, a derivative instrument, to manage volatility. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Please note, after careful consideration, the Board of Trustees approved the liquidation and termination of Invesco U.S. Managed

2	Invesco U.S. Managed Volatility Fund

Volatility Fund to occur on or about January 23, 2023.

    Thank you for your investment in Invesco U.S. Managed Volatility Fund.

1	Source: Bloomberg LP

2	Source: US Bureau of Labor Statistics

3	Source: US Federal Reserve

4	Source: Lipper Inc.

Portfolio manager(s):

Jacob Borbidge

David Hemming

Alessio de Longis

Duy Nguyen

Theodore Samulowitz

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco U.S. Managed Volatility Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/18/17

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco U.S. Managed Volatility Fund

Average Annual Total Returns
As of 10/31/22, including maximum applicable sales charges

Class R6 Shares
Inception (12/18/17)	8.84%
1 Year	-13.25

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Performance figures reflect reinvested distributions and changes in net asset value. Shares of the Fund are sold at net asset value without a sales charge. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco U.S. Managed Volatility Fund

Supplemental Information

Invesco U.S. Managed Volatility Fund’s investment objective is to seek to provide capital appreciation while managing portfolio volatility.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Invesco US Large Cap Index is a broad-based benchmark measuring the aggregate performance of US large-cap equities.
∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco U.S. Managed Volatility Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	26.61%

Health Care	15.31

Financials	11.19

Consumer Discretionary	10.49

Industrials	7.51

Communication Services	7.38

Consumer Staples	7.07

Energy	5.38

Utilities	2.59

Real Estate	2.27

Materials	2.19

Money Market Funds Plus Other Assets Less Liabilities	2.01

Top 10 Equity Holdings*

		% of total net assets

1.	Apple, Inc.	7.45%

2.	Microsoft Corp.	5.18

3.	Alphabet, Inc., Class A	3.25

4.	Amazon.com, Inc.	2.74

5.	Tesla, Inc.	1.80

6.	Berkshire Hathaway, Inc., Class B	1.62

7.	UnitedHealth Group, Inc.	1.60

8.	Johnson & Johnson	1.43

9.	Exxon Mobil Corp.	1.41

10.	JPMorgan Chase & Co.	1.10

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2022.

7	Invesco U.S. Managed Volatility Fund

Schedule of Investments(a)

October 31, 2022

	Shares	Value

Common Stocks & Other Equity Interests–97.99%
Advertising–0.11%
Omnicom Group, Inc.	164	$11,931

Trade Desk, Inc. (The), Class A(b)	343	18,261

		30,192

Aerospace & Defense–1.78%
Boeing Co. (The)(b)	471	67,122

General Dynamics Corp.	219	54,706

L3Harris Technologies, Inc.	155	38,203

Lockheed Martin Corp.	216	105,123

Northrop Grumman Corp.	125	68,626

Raytheon Technologies Corp.	1,178	111,698

TransDigm Group, Inc.	42	24,182

		469,660

Agricultural & Farm Machinery–0.35%
Deere & Co.	232	91,830

Agricultural Products–0.17%
Archer-Daniels-Midland Co.	452	43,835

Air Freight & Logistics–0.58%
C.H. Robinson Worldwide, Inc.	97	9,479

Expeditors International of Washington, Inc.	130	12,720

FedEx Corp.	193	30,934

United Parcel Service, Inc., Class B	596	99,991

		153,124

Airlines–0.03%
Delta Air Lines, Inc.(b)	126	4,275

Southwest Airlines Co.(b)	116	4,217

		8,492

Alternative Carriers–0.02%
Liberty Global PLC, Class C (United Kingdom)(b)	319	5,634

Apparel Retail–0.35%
Ross Stores, Inc.	276	26,410

TJX Cos., Inc. (The)	926	66,765

		93,175

Apparel, Accessories & Luxury Goods–0.14%
lululemon athletica, inc.(b)	88	28,955

VF Corp.(c)	295	8,334

		37,289

Application Software–2.23%
Adobe, Inc.(b)	363	115,615

ANSYS, Inc.(b)	69	15,260

Autodesk, Inc.(b)	172	36,860

Cadence Design Systems, Inc.(b)	217	32,852

Datadog, Inc., Class A(b)	208	16,746

DocuSign, Inc.(b)	154	7,438

HubSpot, Inc.(b)	36	10,676

Intuit, Inc.	218	93,195

Palantir Technologies, Inc., Class A(b)	1,330	11,691

Roper Technologies, Inc.	86	35,650

	Shares	Value

Application Software–(continued)
salesforce.com, inc.(b)	768	$124,869

Splunk, Inc.(b)	119	9,890

Synopsys, Inc.(b)	121	35,399

Unity Software, Inc.(b)(c)	146	4,307

Workday, Inc., Class A(b)	158	24,620

Zoom Video Communications, Inc., Class A(b)	166	13,851

		588,919

Asset Management & Custody Banks–1.04%
Ameriprise Financial, Inc.	85	26,275

Bank of New York Mellon Corp. (The)	650	27,372

BlackRock, Inc.	116	74,926

Blackstone, Inc., Class A	550	50,127

Franklin Resources, Inc.	221	5,182

KKR & Co., Inc., Class A	790	38,418

Northern Trust Corp.	164	13,833

State Street Corp.	293	21,682

T. Rowe Price Group, Inc.(c)	174	18,472

		276,287

Auto Parts & Equipment–0.07%
Aptiv PLC(b)	216	19,671

Automobile Manufacturers–2.22%
Ford Motor Co.	3,176	42,463

General Motors Co.	1,223	48,003

Lucid Group, Inc.(b)	402	5,744

Rivian Automotive, Inc., Class A(b)	404	14,128

Tesla, Inc.(b)	2,090	475,559

		585,897

Automotive Retail–0.34%
AutoZone, Inc.(b)	16	40,526

CarMax, Inc.(b)	120	7,561

O’Reilly Automotive, Inc.(b)	49	41,022

		89,109

Biotechnology–2.59%
AbbVie, Inc.	1,450	212,280

Amgen, Inc.	438	118,413

Biogen, Inc.(b)	116	32,879

BioMarin Pharmaceutical, Inc.(b)	151	13,081

BioNTech SE, ADR (Germany)	196	26,977

Gilead Sciences, Inc.	1,028	80,657

Incyte Corp.(b)	184	13,679

Moderna, Inc.(b)	265	39,837

Regeneron Pharmaceuticals, Inc.(b)	82	61,398

Seagen, Inc.(b)	149	18,947

Vertex Pharmaceuticals, Inc.(b)	213	66,456

		684,604

Broadcasting–0.08%
Fox Corp., Class A	420	12,126

Paramount Global, Class B	532	9,746

		21,872

Building Products–0.32%
Carrier Global Corp.	644	25,605

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco U.S. Managed Volatility Fund

	Shares	Value

Building Products–(continued)
Johnson Controls International PLC	540	$31,234

Trane Technologies PLC	181	28,893

		85,732

Cable & Satellite–0.59%
Charter Communications, Inc., Class A(b)	86	31,615

Comcast Corp., Class A	3,518	111,661

Liberty Broadband Corp., Class C(b)	111	9,372

Sirius XM Holdings, Inc.	569	3,437

		156,085

Casinos & Gaming–0.09%
Las Vegas Sands Corp.(b)	621	23,604

Commodity Chemicals–0.16%
Dow, Inc.	566	26,455

LyondellBasell Industries N.V., Class A	204	15,596

		42,051

Communications Equipment–0.79%
Arista Networks, Inc.(b)	195	23,568

Cisco Systems, Inc.	3,318	150,737

Motorola Solutions, Inc.	134	33,461

		207,766

Computer & Electronics Retail–0.04%
Best Buy Co., Inc.	159	10,877

Construction Machinery & Heavy Trucks–0.55%
Caterpillar, Inc.	422	91,346

Cummins, Inc.	113	27,629

PACCAR, Inc.	272	26,338

		145,313

Construction Materials–0.13%
Martin Marietta Materials, Inc.	50	16,799

Vulcan Materials Co.	108	17,680

		34,479

Consumer Electronics–0.04%
Garmin Ltd.	125	11,005

Consumer Finance–0.59%
American Express Co.	602	89,367

Capital One Financial Corp.	299	31,700

Discover Financial Services	214	22,354

Synchrony Financial	366	13,015

		156,436

Copper–0.14%
Freeport-McMoRan, Inc.	1,110	35,176

Southern Copper Corp. (Peru)	67	3,147

		38,323

Data Processing & Outsourced Services–3.26%
Automatic Data Processing, Inc.	334	80,728

Block, Inc., Class A(b)	409	24,568

Fidelity National Information Services, Inc.	490	40,665

Fiserv, Inc.(b)	486	49,932

FleetCor Technologies, Inc.(b)	56	10,423

Global Payments, Inc.	222	25,366

Mastercard, Inc., Class A	771	253,027

	Shares	Value

Data Processing & Outsourced Services–(continued)
Paychex, Inc.	261	$30,879

PayPal Holdings, Inc.(b)	902	75,389

Visa, Inc., Class A	1,308	270,965

		861,942

Distillers & Vintners–0.20%
Brown-Forman Corp., Class B	323	21,964

Constellation Brands, Inc., Class A	123	30,391

		52,355

Distributors–0.08%
Genuine Parts Co.	116	20,632

Diversified Banks–2.99%
Bank of America Corp.	6,388	230,223

Citigroup, Inc.	1,556	71,358

JPMorgan Chase & Co.	2,310	290,783

NU Holdings Ltd., Class A (Brazil)(b)	1,377	6,885

U.S. Bancorp	1,195	50,728

Wells Fargo & Co.	3,043	139,948

		789,925

Diversified Support Services–0.19%
Cintas Corp.	69	29,501

Copart, Inc.(b)	173	19,898

		49,399

Drug Retail–0.08%
Walgreens Boots Alliance, Inc.	574	20,951

Electric Utilities–1.72%
American Electric Power Co., Inc.	423	37,190

Avangrid, Inc.	55	2,237

Duke Energy Corp.	634	59,076

Edison International	311	18,672

Entergy Corp.	167	17,892

Eversource Energy	283	21,587

Exelon Corp.	806	31,104

FirstEnergy Corp.	469	17,686

NextEra Energy, Inc.	1,587	122,993

PG&E Corp.(b)	1,573	23,485

PPL Corp.	607	16,079

Southern Co. (The)	895	58,605

Xcel Energy, Inc.	450	29,300

		455,906

Electrical Components & Equipment–0.52%
AMETEK, Inc.	185	23,987

Eaton Corp. PLC	319	47,872

Emerson Electric Co.	473	40,962

Rockwell Automation, Inc.	92	23,488

		136,309

Electronic Components–0.21%
Amphenol Corp., Class A	472	35,792

Corning, Inc.	615	19,784

		55,576

Electronic Equipment & Instruments–0.14%
Keysight Technologies, Inc.(b)	140	24,381

Zebra Technologies Corp., Class A(b)	40	11,329

		35,710

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco U.S. Managed Volatility Fund

	Shares	Value

Electronic Manufacturing Services–0.12%
TE Connectivity Ltd. (Switzerland)	256	$31,291

Environmental & Facilities Services–0.38%
Republic Services, Inc.	165	21,883

Waste Connections, Inc.	209	27,569

Waste Management, Inc.	319	50,520

		99,972

Fertilizers & Agricultural Chemicals–0.14%
Corteva, Inc.	578	37,767

Financial Exchanges & Data–0.97%
CME Group, Inc., Class A	283	49,044

Intercontinental Exchange, Inc.	434	41,477

Moody’s Corp.	145	38,406

MSCI, Inc.	61	28,601

Nasdaq, Inc.	265	16,494

S&P Global, Inc.	261	83,846

		257,868

Food Distributors–0.14%
Sysco Corp.	413	35,749

Food Retail–0.10%
Kroger Co. (The)	576	27,239

Footwear–0.34%
NIKE, Inc., Class B	969	89,807

General Merchandise Stores–0.51%
Dollar General Corp.	181	46,164

Dollar Tree, Inc.(b)	178	28,213

Target Corp.	367	60,280

		134,657

Gold–0.10%
Newmont Corp.	634	26,831

Health Care Distributors–0.31%
AmerisourceBergen Corp.	127	19,967

Cardinal Health, Inc.	219	16,622

McKesson Corp.	117	45,556

		82,145

Health Care Equipment–2.47%
Abbott Laboratories	1,419	140,396

Baxter International, Inc.	413	22,447

Becton, Dickinson and Co.	234	55,217

Boston Scientific Corp.(b)	1,149	49,533

DexCom, Inc.(b)	309	37,321

Edwards Lifesciences Corp.(b)	495	35,853

IDEXX Laboratories, Inc.(b)	67	24,099

Intuitive Surgical, Inc.(b)	283	69,751

Medtronic PLC	1,067	93,192

ResMed, Inc.	118	26,395

STERIS PLC	80	13,806

Stryker Corp.	284	65,104

Zimmer Biomet Holdings, Inc.	171	19,383

		652,497

Health Care Facilities–0.14%
HCA Healthcare, Inc.	172	37,405

	Shares	Value

Health Care REITs–0.17%
Healthpeak Properties, Inc.	434	$10,299

Ventas, Inc.	325	12,717

Welltower, Inc.	379	23,134

		46,150

Health Care Services–0.79%
Cigna Corp.	241	77,858

CVS Health Corp.	1,072	101,518

Laboratory Corp. of America Holdings	72	15,974

Quest Diagnostics, Inc.	95	13,647

		208,997

Health Care Supplies–0.04%
Align Technology, Inc.(b)	57	11,075

Health Care Technology–0.07%
Veeva Systems, Inc., Class A(b)	110	18,473

Home Improvement Retail–1.28%
Home Depot, Inc. (The)	823	243,715

Lowe’s Cos., Inc.	491	95,720

		339,435

Homebuilding–0.13%
D.R. Horton, Inc.	243	18,682

Lennar Corp., Class A	209	16,866

		35,548

Hotels, Resorts & Cruise Lines–0.65%
Airbnb, Inc., Class A(b)	304	32,501

Booking Holdings, Inc.(b)	31	57,954

Carnival Corp.(b)	746	6,759

Expedia Group, Inc.(b)	120	11,216

Hilton Worldwide Holdings, Inc.	213	28,810

Marriott International, Inc., Class A	221	35,384

		172,624

Household Products–1.42%
Church & Dwight Co., Inc.	193	14,307

Clorox Co. (The)	101	14,750

Colgate-Palmolive Co.	686	50,654

Kimberly-Clark Corp.	277	34,476

Procter & Gamble Co. (The)	1,943	261,664

		375,851

Hypermarkets & Super Centers–1.29%
Costco Wholesale Corp.	356	178,534

Walmart, Inc.	1,139	162,114

		340,648

Industrial Conglomerates–0.88%
3M Co.	449	56,480

General Electric Co.	873	67,928

Honeywell International, Inc.	537	109,559

		233,967

Industrial Gases–0.61%
Air Products and Chemicals, Inc.	176	44,070

Linde PLC (United Kingdom)	393	116,859

		160,929

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco U.S. Managed Volatility Fund

	Shares	Value

Industrial Machinery–0.56%
Dover Corp.	115	$15,029

Fortive Corp.	276	17,636

Illinois Tool Works, Inc.	248	52,955

Otis Worldwide Corp.	340	24,018

Parker-Hannifin Corp.	103	29,934

Stanley Black & Decker, Inc.	114	8,948

		148,520

Industrial REITs–0.31%
Prologis, Inc.	734	81,290

Insurance Brokers–0.61%
Aon PLC, Class A	168	47,290

Arthur J. Gallagher & Co.	168	31,429

Marsh & McLennan Cos., Inc.	399	64,435

Willis Towers Watson PLC	85	18,548

		161,702

Integrated Oil & Gas–2.71%
Chevron Corp.	1,580	285,822

Exxon Mobil Corp.	3,356	371,879

Occidental Petroleum Corp.	832	60,403

		718,104

Integrated Telecommunication Services–0.89%
AT&T, Inc.	5,777	105,315

Verizon Communications, Inc.	3,446	128,777

		234,092

Interactive Home Entertainment–0.31%
Activision Blizzard, Inc.	594	43,243

Electronic Arts, Inc.	209	26,326

ROBLOX Corp., Class A(b)(c)	287	12,840

		82,409

Interactive Media & Services–3.98%
Alphabet, Inc., Class A(b)	9,098	859,852

Match Group, Inc.(b)	218	9,418

Meta Platforms, Inc., Class A(b)	1,771	164,986

Pinterest, Inc., Class A(b)	461	11,341

Snap, Inc., Class A(b)	751	7,442

		1,053,039

Internet & Direct Marketing Retail–3.02%
Amazon.com, Inc.(b)	7,062	723,431

Coupang, Inc. (South Korea)(b)	811	14,006

DoorDash, Inc., Class A(b)	225	9,794

eBay, Inc.	429	17,092

MercadoLibre, Inc. (Brazil)(b)	37	33,360

		797,683

Internet Services & Infrastructure–0.30%
Akamai Technologies, Inc.(b)	128	11,307

Okta, Inc.(b)	115	6,454

Snowflake, Inc., Class A(b)	214	34,304

Twilio, Inc., Class A(b)	133	9,891

VeriSign, Inc.(b)	83	16,638

		78,594

Investment Banking & Brokerage–1.09%
Charles Schwab Corp. (The)	1,350	107,554

Goldman Sachs Group, Inc. (The)	274	94,396

	Shares	Value

Investment Banking & Brokerage–(continued)
Morgan Stanley	1,052	$86,443

		288,393

IT Consulting & Other Services–1.08%
Accenture PLC, Class A	508	144,221

Cognizant Technology Solutions Corp., Class A	378	23,531

EPAM Systems, Inc.(b)	45	15,750

International Business Machines Corp.	735	101,643

		285,145

Life & Health Insurance–0.47%
Aflac, Inc.	456	29,690

MetLife, Inc.	634	46,415

Principal Financial Group, Inc.	197	17,362

Prudential Financial, Inc.	296	31,136

		124,603

Life Sciences Tools & Services–1.66%
Agilent Technologies, Inc.	236	32,651

Danaher Corp.	533	134,140

Illumina, Inc.(b)	124	28,374

IQVIA Holdings, Inc.(b)	150	31,450

Mettler-Toledo International, Inc.(b)	18	22,769

Thermo Fisher Scientific, Inc.	316	162,414

Waters Corp.(b)	48	14,360

West Pharmaceutical Services, Inc.	60	13,806

		439,964

Managed Health Care–2.38%
Centene Corp.(b)	462	39,330

Elevance Health, Inc.	199	108,807

Humana, Inc.	104	58,040

UnitedHealth Group, Inc.	763	423,580

		629,757

Metal & Glass Containers–0.05%
Ball Corp.	252	12,446

Movies & Entertainment–1.14%
Liberty Media Corp.-Liberty Formula One, Class C(b)	351	20,263

Netflix, Inc.(b)	351	102,450

Walt Disney Co. (The)(b)	1,458	155,335

Warner Bros Discovery, Inc.(b)	1,888	24,544

		302,592

Multi-line Insurance–0.20%
American International Group, Inc.	586	33,402

Hartford Financial Services Group, Inc. (The)	257	18,609

		52,011

Multi-Sector Holdings–1.62%
Berkshire Hathaway, Inc., Class B(b)	1,452	428,471

Multi-Utilities–0.79%
Ameren Corp.	207	16,875

CMS Energy Corp.	238	13,578

Consolidated Edison, Inc.	289	25,420

Dominion Energy, Inc.	697	48,769

DTE Energy Co.	158	17,713

Public Service Enterprise Group, Inc.	408	22,876

Sempra Energy	257	38,792

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco U.S. Managed Volatility Fund

	Shares	Value

Multi-Utilities–(continued)
WEC Energy Group, Inc.	260	$23,746

		207,769

Office REITs–0.11%
Alexandria Real Estate Equities, Inc.	130	18,889

Boston Properties, Inc.	127	9,233

		28,122

Oil & Gas Equipment & Services–0.42%
Baker Hughes Co., Class A	854	23,622

Halliburton Co.	734	26,732

Schlumberger Ltd.	1,158	60,251

		110,605

Oil & Gas Exploration & Production–1.35%
ConocoPhillips	1,023	128,990

Coterra Energy, Inc.	624	19,425

Devon Energy Corp.	530	40,995

Diamondback Energy, Inc.	136	21,367

EOG Resources, Inc.	477	65,120

Hess Corp.	227	32,025

Pioneer Natural Resources Co.	187	47,949

		355,871

Oil & Gas Refining & Marketing–0.46%
Marathon Petroleum Corp.	374	42,494

Phillips 66	391	40,777

Valero Energy Corp.	310	38,921

		122,192

Oil & Gas Storage & Transportation–0.44%
Cheniere Energy, Inc.	197	34,753

Kinder Morgan, Inc.	1,590	28,811

ONEOK, Inc.	362	21,474

Williams Cos., Inc. (The)	988	32,337

		117,375

Other Diversified Financial Services–0.07%
Apollo Global Management, Inc.	342	18,933

Packaged Foods & Meats–1.07%
Campbell Soup Co.	164	8,677

Conagra Brands, Inc.	397	14,570

General Mills, Inc.	481	39,240

Hershey Co. (The)	122	29,130

Hormel Foods Corp.	449	20,856

JM Smucker Co. (The)	84	12,655

Kellogg Co.	283	21,740

Kraft Heinz Co. (The)	913	35,123

McCormick & Co., Inc.	206	16,200

Mondelez International, Inc., Class A	1,108	68,120

Tyson Foods, Inc., Class A	234	15,994

		282,305

Paper Packaging–0.09%
Amcor PLC	1,206	13,966

International Paper Co.	284	9,545

		23,511

Personal Products–0.14%
Estee Lauder Cos., Inc. (The), Class A	184	36,890

	Shares	Value

Pharmaceuticals–4.86%
Bristol-Myers Squibb Co.	1,772	$137,277

Eli Lilly and Co.	747	270,481

Johnson & Johnson	2,176	378,559

Merck & Co., Inc.	2,086	211,103

Pfizer, Inc.	4,638	215,899

Royalty Pharma PLC, Class A	338	14,304

Zoetis, Inc.	377	56,844

		1,284,467

Property & Casualty Insurance–0.78%
Allstate Corp. (The)	212	26,765

Chubb Ltd.	332	71,344

Markel Corp.(b)	11	13,267

Progressive Corp. (The)	475	60,990

Travelers Cos., Inc. (The)	190	35,047

		207,413

Railroads–0.72%
CSX Corp.	1,700	49,402

Norfolk Southern Corp.	187	42,649

Union Pacific Corp.	500	98,570

		190,621

Real Estate Services–0.07%
CBRE Group, Inc., Class A(b)	252	17,877

Regional Banks–0.76%
Fifth Third Bancorp	548	19,558

First Republic Bank	144	17,294

KeyCorp	748	13,367

M&T Bank Corp.	139	23,404

PNC Financial Services Group, Inc. (The)	327	52,918

Regions Financial Corp.	754	16,550

SVB Financial Group(b)	46	10,624

Truist Financial Corp.	1,063	47,612

		201,327

Research & Consulting Services–0.25%
CoStar Group, Inc.(b)	313	25,891

Equifax, Inc.	98	16,615

Verisk Analytics, Inc.	123	22,488

		64,994

Residential REITs–0.19%
AvalonBay Communities, Inc.	114	19,964

Equity Residential	300	18,906

Essex Property Trust, Inc.	52	11,556

		50,426

Restaurants–1.13%
Chipotle Mexican Grill, Inc.(b)	22	32,963

McDonald’s Corp.	597	162,778

Starbucks Corp.	892	77,238

Yum! Brands, Inc.	230	27,198

		300,177

Retail REITs–0.23%
Realty Income Corp.	520	32,380

Simon Property Group, Inc.	262	28,553

		60,933

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco U.S. Managed Volatility Fund

	Shares	Value

Semiconductor Equipment–0.63%
Applied Materials, Inc.	669	$59,066

Enphase Energy, Inc.(b)	103	31,621

KLA Corp.	107	33,860

Lam Research Corp.	104	42,097

		166,644

Semiconductors–3.80%
Advanced Micro Devices, Inc.(b)	1,254	75,315

Analog Devices, Inc.	412	58,759

Broadcom, Inc.	313	147,148

GLOBALFOUNDRIES, Inc.(b)	420	23,814

Intel Corp.	3,282	93,307

Marvell Technology, Inc.	675	26,784

Microchip Technology, Inc.	430	26,548

Micron Technology, Inc.	856	46,310

NVIDIA Corp.	1,865	251,719

ON Semiconductor Corp.(b)	348	21,378

QUALCOMM, Inc.	894	105,188

Skyworks Solutions, Inc.	128	11,009

Texas Instruments, Inc.	728	116,939

		1,004,218

Soft Drinks–1.77%
Coca-Cola Co. (The)	3,501	209,535

Keurig Dr Pepper, Inc.	693	26,916

Monster Beverage Corp.(b)	296	27,741

PepsiCo, Inc.	1,121	203,551

		467,743

Specialized REITs–1.19%
American Tower Corp.	378	78,318

Crown Castle, Inc.	351	46,774

Digital Realty Trust, Inc.	235	23,559

Equinix, Inc.	66	37,385

Extra Space Storage, Inc.	105	18,631

Public Storage	143	44,294

SBA Communications Corp., Class A	87	23,481

VICI Properties, Inc.	778	24,912

Weyerhaeuser Co.	597	18,465

		315,819

Specialty Chemicals–0.67%
Albemarle Corp.	93	26,028

Celanese Corp.	88	8,459

DuPont de Nemours, Inc.	395	22,594

Ecolab, Inc.	196	30,786

International Flavors & Fragrances, Inc.	205	20,010

PPG Industries, Inc.	190	21,694

Sherwin-Williams Co. (The)	207	46,581

		176,152

Specialty Stores–0.06%
Ulta Beauty, Inc.(b)	41	17,194

Steel–0.10%
Nucor Corp.	204	26,802

Systems Software–6.29%
Crowdstrike Holdings, Inc., Class A(b)	164	26,437

Fortinet, Inc.(b)	529	30,238

Microsoft Corp.	5,904	1,370,496

	Shares	Value

Systems Software–(continued)
NortonLifeLock, Inc.	516	$11,625

Oracle Corp.	1,221	95,323

Palo Alto Networks, Inc.(b)	240	41,182

ServiceNow, Inc.(b)	161	67,739

VMware, Inc., Class A	181	20,368

		1,663,408

Technology Distributors–0.07%
CDW Corp.	112	19,355

Technology Hardware, Storage & Peripherals–7.69%
Apple, Inc.	12,838	1,968,580

Hewlett Packard Enterprise Co.	1,050	14,984

HP, Inc.	808	22,317

NetApp, Inc.	175	12,122

Seagate Technology Holdings PLC	165	8,194

Western Digital Corp.(b)	247	8,489

		2,034,686

Tobacco–0.69%
Altria Group, Inc.	1,462	67,647

Philip Morris International, Inc.	1,258	115,547

		183,194

Trading Companies & Distributors–0.17%
Fastenal Co.	466	22,522

W.W. Grainger, Inc.	37	21,621

		44,143

Trucking–0.23%
Old Dominion Freight Line, Inc.	77	21,144

Uber Technologies, Inc.(b)	1,483	39,403

		60,547

Water Utilities–0.08%
American Water Works Co., Inc.	148	21,510

Wireless Telecommunication Services–0.26%
T-Mobile US, Inc.(b)	450	68,202

Total Common Stocks & Other Equity Interests (Cost $20,563,729)		25,917,131

Money Market Funds–0.00%
Invesco Government & Agency Portfolio, Institutional Class, 3.07%(d)(e)	2	2

Invesco Treasury Portfolio, Institutional Class, 3.08%(d)(e)	2	2

Total Money Market Funds (Cost $4)		4

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-97.99% (Cost $20,563,733)		25,917,135

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.15%
Invesco Private Government Fund, 3.18%(d)(e)(f)	11,397	11,397

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco U.S. Managed Volatility Fund

	Shares	Value

Money Market Funds–(continued)
Invesco Private Prime Fund, 3.28%(d)(e)(f)	29,292	$29,292

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $40,689)		40,689

TOTAL INVESTMENTS IN SECURITIES–98.14% (Cost $20,604,422)		25,957,824

OTHER ASSETS LESS LIABILITIES–1.86%		491,651

NET ASSETS–100.00%		$26,449,475

Investment Abbreviations:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$32,778	$3,872,017	$(3,904,793)	$-	$-	$2	$348
Invesco Liquid Assets Portfolio, Institutional Class	33,013	2,765,727	(2,798,743)	(2)	5	-	316
Invesco Treasury Portfolio, Institutional Class	37,461	4,425,162	(4,462,621)	-	-	2	472
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	558,957	(547,560)	-	-	11,397	467*
Invesco Private Prime Fund	-	1,187,287	(1,157,985)	-	(10)	29,292	1,297*
Total	$103,252	$12,809,150	$(12,871,702)	$(2)	$(5)	$40,693	$2,900

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1H.

Open Futures Contracts(a)

Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Equity Risk

E-Mini S&P 500 Index	51	December-2022	$(9,901,650)	$(373,254)	$(373,254)

(a)	Futures contracts collateralized by $638,000 cash held with Goldman Sachs International, the futures commission merchant.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco U.S. Managed Volatility Fund

Statement of Assets and Liabilities

October 31, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $20,563,729)*	$25,917,131

Investments in affiliated money market funds, at value (Cost $40,693)	40,693

Other investments:
Variation margin receivable – futures contracts	62,482

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	638,000

Receivable for:
Investments sold	81,309

Dividends	19,595

Investment for trustee deferred compensation and retirement plans	14,960

Other assets	6,265

Total assets	26,780,435

Liabilities:

Payable for:
Fund shares reacquired	162,848

Amount due custodian	62,606

Collateral upon return of securities loaned	40,689

Accrued fees to affiliates	1,401

Accrued trustees’ and officers’ fees and benefits	808

Accrued other operating expenses	47,648

Trustee deferred compensation and retirement plans	14,960

Total liabilities	330,960

Net assets applicable to shares outstanding	$26,449,475

Net assets consist of:
Shares of beneficial interest	$23,912,042

Distributable earnings	2,537,433

$26,449,475

Net Assets:
Class R6	$26,449,475

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class R6	2,112,828

Class R6:
Net asset value and offering price per share	$12.52

*	At October 31, 2022, securities with an aggregate value of $39,196 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco U.S. Managed Volatility Fund

Statement of Operations

For the year ended October 31, 2022

Investment income:

Interest	$2,763

Dividends (net of foreign withholding taxes of $124)	385,767

Dividends from affiliated money market funds (includes net securities lending income of $474)	1,610

Total investment income	390,140

Expenses:

Advisory fees	26,031

Administrative services fees	3,677

Custodian fees	31,004

Transfer agent fees	8,435

Trustees’ and officers’ fees and benefits	19,184

Registration and filing fees	20,819

Professional services fees	44,923

Other	(2,437)

Total expenses	151,636

Less: Fees waived and/or expenses reimbursed	(112,699)

Net expenses	38,937

Net investment income	351,203

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	(563,005)

Affiliated investment securities	(5)

Futures contracts	1,155,983

Option contracts written	80,839

673,812

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(4,281,767)

Affiliated investment securities	(2)

Futures contracts	(373,254)

(4,655,023)

Net realized and unrealized gain (loss)	(3,981,211)

Net increase (decrease) in net assets resulting from operations	$(3,630,008)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco U.S. Managed Volatility Fund

Statement of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	2022	2021

Operations:

Net investment income	$351,203	$292,297

Net realized gain (loss)	673,812	(951,906)

Change in net unrealized appreciation (depreciation)	(4,655,023)	7,203,216

Net increase (decrease) in net assets resulting from operations	(3,630,008)	6,543,607

Distributions to shareholders from distributable earnings:

Class R6	(350,184)	(1,821,222)

Share transactions–net:

Class R6	1,876,539	10,166,162

Net increase (decrease) in net assets	(2,103,653)	14,888,547

Net assets:

Beginning of year	28,553,128	13,664,581

End of year	$26,449,475	$28,553,128

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco U.S. Managed Volatility Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class R6
Year ended 10/31/22	$14.63	$0.18	$(2.09)	$(1.91)	$(0.18)	$(0.02)	$(0.20)	$12.52	(13.25)%	$26,449	0.15%		0.58%		1.35%		35%
Year ended 10/31/21	12.27	0.16	3.72	3.88	(0.16)	(1.36)	(1.52)	14.63	34.64	28,553	0.15		0.59		1.22		33
Year ended 10/31/20	10.90	0.19	1.50	1.69	(0.17)	(0.15)	(0.32)	12.27	15.78	13,665	0.15		1.12		1.63		23
Year ended 10/31/19	10.14	0.19	0.81	1.00	(0.19)	(0.05)	(0.24)	10.90	10.13	8,203	0.15		2.10		1.89		7
Period ended 10/31/18(d)	10.00	0.16	(0.02)	0.14	–	–	–	10.14	1.40	5,910	0.15	(e)	3.40	(e)	1.74	(e)	9

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(d)	Commencement date of December 18, 2017.
(e)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco U.S. Managed Volatility Fund

Notes to Financial Statements

October 31, 2022

NOTE 1–Significant Accounting Policies

Invesco U.S. Managed Volatility Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek to provide capital appreciation while managing portfolio volatility.

The Fund currently consists of one class of shares, Class R6. Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from

19	Invesco U.S. Managed Volatility Fund

settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2022, fees paid to the Adviser were less than $500. Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliated money market funds on the Statement of Operations.

I.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk

20	Invesco U.S. Managed Volatility Fund

and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

J.

Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

K.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

L.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser at the annual rate of 0.10% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2023, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class R6 shares to 0.15% of the Fund’s average daily net assets (the “expense limit”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2022, the Adviser waived advisory fees of $26,031 and reimbursed Fund expenses of $86,668.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund’s shares. The Fund does not pay a distribution fee to IDI under the agreement.

For the year ended October 31, 2022, the Fund incurred $112 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when

21	Invesco U.S. Managed Volatility Fund

market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$25,917,131	$–	$–	$25,917,131

Money Market Funds	4	40,689	–	40,693

Total Investments in Securities	25,917,135	40,689	–	25,957,824

Other Investments – Liabilities*

Futures Contracts	(373,254)	–	–	(373,254)

Total Investments	$25,543,881	$40,689	$–	$25,584,570

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value
Equity
Derivative Liabilities	Risk

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(373,254)

Derivatives not subject to master netting agreements	373,254

Total Derivative Liabilities subject to master netting agreements	$–

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended October 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity
Risk

Realized Gain (Loss):
Futures contracts	$1,155,983

Options purchased(a)	(270,955)

Options written	80,839

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(373,254)

Total	$592,613

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Futures Contracts	Options Purchased	Options Written

Average notional value	$8,007,915	$5,000,000	$5,559,000

Average contracts	–	12	12

22	Invesco U.S. Managed Volatility Fund

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021

Ordinary income*	$350,184	$683,750

Long-term capital gain	–	1,137,472

Total distributions	$350,184	$1,821,222

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$715,254

Undistributed long-term capital gain	875,481

Net unrealized appreciation – investments	959,546

Temporary book/tax differences	(12,848)

Shares of beneficial interest	23,912,042

Total net assets	$26,449,475

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, derivative instruments and straddles.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2022.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2022 was $10,889,147 and $8,882,799, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 2,230,994

Aggregate unrealized (depreciation) of investments	(1,271,448)

Net unrealized appreciation of investments	$ 959,546

Cost of investments for tax purposes is $24,625,024.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2022, undistributed net investment income was decreased by $768 and undistributed net realized gain (loss) was increased by $768. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

23	Invesco U.S. Managed Volatility Fund

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class R6	535,019	$7,201,073	1,256,654	$15,960,141

Issued as reinvestment of dividends:
Class R6	24,153	349,981	89,748	1,059,021

Reacquired:
Class R6	(397,633)	(5,674,515)	(509,006)	(6,853,000)

Net increase in share activity	161,539	$1,876,539	837,396	$10,166,162

(a)	98% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

NOTE 11–Significant Event

The Board of Trustees approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund closed to investments by new accounts after the close of business on October 24, 2022. The Fund will be liquidated on or about January 23, 2023.

24	Invesco U.S. Managed Volatility Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco U.S. Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco U.S. Managed Volatility Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2022 and for the period December 18, 2017 (commencement of operations) through October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the four years in the period ended October 31, 2022 and for the period December 18, 2017 (commencement of operations) through October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas
December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

25	Invesco U.S. Managed Volatility Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class R6	$1,000.00	$979.70	$0.75	$1,024.45	$0.77	0.15%

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2022 through October 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

26	Invesco U.S. Managed Volatility Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco U.S. Managed Volatility Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled

Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Capital Management LLC currently manages assets of the Fund.

    The Board noted that the Fund only had four full years of performance history and compared the Fund’s investment performance during the past three years ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the Invesco U.S. Large Cap Index (Index). The Board noted that performance of Class R6 shares of the Fund was in the fifth quintile of its performance universe for the one year period, the third quintile for the two year period and the fourth quintile for the three and four year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class R6 shares of the Fund was below the performance of the Index for the one, two, three and four year periods. The Board noted that, unlike certain of the peer funds and the Index, managing portfolio volatility is a component of the Fund’s investment objective. The Board also noted that the Fund’s volatility overlay impacted relative performance in a period of rising equity markets. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also

27	Invesco U.S. Managed Volatility Fund

reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board noted that the Fund does not benefit from economies of scale through contractual breakpoints, but does share in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

    The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

28	Invesco U.S. Managed Volatility Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$34,105

29	Invesco U.S. Managed Volatility Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco U.S. Managed Volatility Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			189	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco U.S. Managed Volatility Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	189	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco U.S. Managed Volatility Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco U.S. Managed Volatility Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco U.S. Managed Volatility Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco U.S. Managed Volatility Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338	Invesco Distributors, Inc.	USMGV-AR-1

Annual Report to Shareholders	October 31, 2022

Invesco World Bond Factor Fund

Nasdaq:

A: AUBAX ∎ C: AUBCX ∎ Y: AUBYX ∎ R5: AUBIX ∎ R6: AUBFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

19	Financial Statements

22	Financial Highlights

23	Notes to Financial Statements

32	Report of Independent Registered Public Accounting Firm

33	Fund Expenses

34	Approval of Investment Advisory and Sub-Advisory Contracts

36	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2022, Class A shares of Invesco World Bond Factor Fund (the Fund), at net asset value (NAV), underperformed the Bloomberg Global Aggregate Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/21 to 10/31/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-21.52%
Class C Shares	-22.09
Class Y Shares	-21.35
Class R5 Shares	-21.31
Class R6 Shares	-21.32
Bloomberg Global Aggregate Index▼ (Broad Market/Style-Specific Index)	-20.79
Lipper Global Income Funds Index∎ (Peer Group Index)	-15.29

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

In the fourth quarter of 2021, concerns about inflation heightened as US inflation rose 7%,1 its highest level in nearly 40 years. Though the US Federal Reserve (the Fed) left policy rates unchanged during the quarter, the Fed indicated its accommodative policies were coming to an end in 2022 through a willingness to raise interest rates to combat inflation and the announced reduction of its monthly bond purchase program. Additionally, US interest rate moves and inflation risk significantly affected fixed income valuations during the quarter. The two-year Treasury yield rose moderately from 0.27% to 0.73%, while the 10-year increased slightly from

1.48% to 1.52% during the quarter.2 The yield curve, as measured by the yield differential between two- and 10-year Treasuries, flattened during the quarter.

    At the beginning of 2022, geopolitical and economic tensions between Ukraine and Russia culminated with the latter invading Ukrainian territory. World leaders levied sanctions against Russia that had material effects on its fixed income markets, particularly sovereign debt and corporates, and levels of liquidity. The Russia-Ukraine war exacerbated inflationary pressures while also exerting downward pressure on economic growth through a surge in commodity/energy prices. Additionally, surges of COVID-19 in China exacerbated supply chain issues and aggravated inflation. During the second quarter of 2022, the two-year Treasury yield rose significantly from 0.78% to 2.28%, while the 10-year increased slightly from 1.63% to 2.32%.2

    In the second quarter of 2022, the macro backdrop of tightening financial conditions and slowing economic growth was negative for credit asset classes. Inflation, as measured by the Consumer Price Index, increased further to 9.1% and fixed income markets experienced significant negative performance as all bond sectors felt the impact of rising interest rates with negative performance ranging from -0.9% (Bloomberg Asset-Backed Securities) to -9.8% (Bloomberg US Corporate High Yield).3 Credit spreads increased across all major credit-sensitive sectors, reflecting anticipation of an economic slowdown and increasing concerns about recession risk, with corporate spreads ending the second quarter above their long-term historical average. The Fed continued its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates while simultaneously engineering a soft landing so as to not push the economy into a recession. The Fed aggressively raised its key Fed funds rate during the fiscal year, including a 0.50% hike in May, and three 0.75% hikes in June, July and November, the largest hikes since 1994, to a target Fed funds rate of 3.75-4.00%, the highest since 2008.4 At their November 2022 meeting, the Fed signaled that its hawkish policies would continue, though a slowing of the pace of rate increases was likely. While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates increased from 2.92% to 4.51% during the fiscal year, while 10-year Treasury rates increased from 2.98% to 4.10%.2 At the end of the fiscal year, the yield curve remained inverted, which historically has been an indicator of a potential recession.

    The Invesco World Bond Factor Fund changed strategies on February 28, 2020 to utilize a systematic, quantitative, factor-based approach to investing. The Fund generated positive returns since the strategy change and Class A shares at NAV outperformed the Bloomberg Global Aggregate Index (un-hedged).

    The Fund attempts to meet its investment objective by overweighting the higher yielding component of the fixed-income market (corporate bonds). Within corporates, the investment team targets bonds from the Bloomberg Global Aggregate Corporate Bond Index that it believes tend to have higher returns than other fixed-income securities with comparable characteristics over a market cycle. These bonds have the following positive factor characteristics:

    ∎ High carry bonds are the highest spread bonds in a universe.

    ∎ Value bonds are those with the highest spread relative to other securities with similar credit rating and sector.

    ∎ Low volatility bonds are those with lower duration and higher credit quality in a universe.

    Since the strategy change, value and low volatility bonds outperformed the Bloomberg Global Aggregate Index. Overall, bonds with attractive factor characteristics positively impacted the Fund’s relative performance. During the year ended on October 2022, the Fund slightly underperformed the index, due to the overweight positions in high carry and to a lesser degree value bonds. The Fund’s overweight to low volatility bonds did help offset some of the losses, as these bonds tend to outperform in a risk off environment.

    Please note that we implemented our strategy using derivative instruments, including futures, forwards and swaps. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the fiscal year entailed purchasing and selling credit and currency derivatives. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management was carried out via currency forwards and options on an as-needed basis and we believe this strategy was effective in managing the currency positioning within the Fund. The investment team does not attempt to time the credit market, interest rates, sectors or factors and therefore maintains its allocations. Over time, we believe this has the potential to deliver positive relative performance over a market cycle.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We monitor interest rates

2	Invesco World Bond Factor Fund

and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain investments held by the Fund.

    Thank you for investing in Invesco World Bond Factor Fund and for sharing our long-term investment horizon.

1 Source: US Bureau of Labor Statistics

2 Source: US Dept of the Treasury

3 Source: Bloomberg

4 Source: Federal Reserve of Economic Data

Portfolio manager(s):

Noelle Corum

James Ong

Jay Raol

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco World Bond Factor Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/12

1 Source: Lipper Inc.

2 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco World Bond Factor Fund

Average Annual Total Returns
As of 10/31/22, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	1.45%
10 Years	-1.43
5 Years	-3.26
1 Year	-24.89

Class C Shares
Inception (3/31/06)	1.33%
10 Years	-1.61
5 Years	-3.15
1 Year	-22.86

Class Y Shares
Inception (10/3/08)	1.25%
10 Years	-0.77
5 Years	-2.18
1 Year	-21.35
Class R5 Shares
Inception (3/31/06)	1.92%
10 Years	-0.83
5 Years	-2.30
1 Year	-21.31

Class R6 Shares
Inception (9/24/12)	-0.78%
10 Years	-0.76
5 Years	-2.18
1 Year	-21.32

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco World Bond Factor Fund

Supplemental Information

Invesco World Bond Factor Fund’s investment objective is total return.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Global Aggregate Index is an unmanaged index considered representative of global investment-grade, fixed-income markets.
∎	The Lipper Global Income Funds Index is an unmanaged index considered representative of global income funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco World Bond Factor Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Sovereign Debt	34.99%

Financials	15.11

U.S. Treasury Securities	13.09

Collateralized Mortgage Obligations	11.33

Consumer Discretionary	3.81

Consumer Staples	3.17

Utilities	3.07

Communication Services	2.92

Industrials	2.87

Information Technology	2.46

Energy	2.46

Real Estate	2.43

Health Care	2.35

Other Sectors, Each Less than 2% of Net Assets	2.74

Money Market Funds Plus Other Assets Less Liabilities	(2.80)

Top Five Debt Issuers*

		% of total net assets

1.	U.S. Treasury	13.09%

2.	Japan Government Bond	8.29

3.	Federal National Mortgage Association	7.46

4.	Swiss Confederation Government Bond	6.10

5.	Norway Government Bond	4.17

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2022.

7	Invesco World Bond Factor Fund

Schedule of Investments

October 31, 2022

	Principal Amount		Value

Non-U.S. Dollar Denominated Bonds & Notes–51.35%(a)
Australia–1.56%
Australia Government Bond,
Series 148, 2.75%, 11/21/2027(b)	AUD	60,000	$37,143

Series 157, 1.50%, 06/21/2031(b)	AUD	181,000	96,985

Series 162, 1.75%, 06/21/2051(b)	AUD	34,000	13,262

BHP Billiton Finance Ltd., Series 13, 3.13%, 04/29/2033(b)	EUR	100,000	88,905

Glencore Capital Finance DAC, 0.75%, 03/01/2029(b)	EUR	100,000	74,515

Macquarie Group Ltd., 0.95%, 05/21/2031(b)	EUR	100,000	71,471

Scentre Group Trust 1/Scentre Group Trust 2, 1.75%, 04/11/2028(b)	EUR	100,000	83,417

			465,698

Austria–0.12%
OMV AG, 1.00%, 07/03/2034(b)	EUR	50,000	35,052

Belgium–0.22%
Anheuser-Busch InBev S.A./N.V., 2.88%, 09/25/2024(b)	EUR	65,000	64,185

Canada–1.41%
Canadian Government Bond,
2.75%, 09/01/2027	CAD	283,000	201,494

2.00%, 12/01/2051	CAD	227,000	125,931

Canadian Imperial Bank of Commerce, 0.38%, 05/03/2024(b)	EUR	100,000	94,268

			421,693

France–6.52%
Banque Federative du Credit Mutuel S.A., 3.00%, 05/21/2024(b)	EUR	100,000	97,877

BNP Paribas S.A.,
2.75%, 07/25/2028(b)(c)	EUR	100,000	90,786

1.13%, 01/15/2032(b)(c)	EUR	100,000	82,004

BPCE S.A., 1.00%, 01/14/2032(b)	EUR	100,000	72,557

Caisse Nationale de Reassurance Mutuelle Agricole Groupama, 6.38%(b)(c)(d)	EUR	100,000	100,269

Credit Agricole S.A., 1.00%, 07/03/2029(b)	EUR	100,000	83,036

Danone S.A., 1.25%, 05/30/2024(b)	EUR	100,000	96,311

Dassault Systemes SE, 0.13%, 09/16/2026(b)	EUR	100,000	88,319

French Republic Government Bond OAT, 0.01%, 11/25/2030(b)	EUR	1,000,000	811,991

Holding d’Infrastructures de Transport S.A.S.U., 1.63%, 09/18/2029(b)	EUR	100,000	79,831

	Principal Amount		Value

France–(continued)
Imerys S.A., 1.00%, 07/15/2031(b)	EUR	100,000	$61,675

La Mondiale SAM, 5.05%(b)(c)(d)	EUR	100,000	95,719

Mercialys S.A., 4.63%, 07/07/2027(b)	EUR	100,000	87,991

Societe Generale S.A., 1.25%, 02/15/2024(b)	EUR	100,000	95,775

			1,944,141

Germany–9.37%
Bayer AG, 3.13%, 11/12/2079(b)(c)	EUR	100,000	82,829

BMW Finance N.V., 0.75%, 07/12/2024(b)	EUR	50,000	47,772

Bundesobligation, Series 183, 0.01%, 04/10/2026(b)	EUR	1,031,785	955,565

Bundesrepublik Deutschland Bundesanleihe,
0.01%, 08/15/2030(b)	EUR	568,193	479,512

0.01%, 08/15/2050(b)	EUR	249,697	136,339

Commerzbank AG, 0.63%, 08/28/2024(b)	EUR	70,000	65,640

Deutsche Telekom International Finance B.V.,
2.75%, 10/24/2024(b)	EUR	50,000	49,451

0.63%, 12/13/2024(b)	EUR	80,000	75,689

E.ON SE, 0.88%, 05/22/2024(b)	EUR	75,000	71,436

Fresenius SE & Co. KGaA, Series 10, 2.88%, 02/15/2029(b)	EUR	35,000	31,263

Grenke Finance PLC, 1.50%, 10/05/2023(b)	EUR	60,000	57,801

Hella GmbH & Co. KGaA, 1.00%, 05/17/2024	EUR	50,000	47,307

HOCHTIEF AG, 0.63%, 04/26/2029(b)	EUR	50,000	34,746

LANXESS AG, 0.01%, 09/08/2027(b)	EUR	37,000	29,716

Mercedes-Benz International Finance B.V.,
0.25%, 11/06/2023(b)	EUR	101,000	97,387

0.01%, 02/08/2024(b)	EUR	38,000	36,256

Merck Financial Services GmbH, 0.13%, 07/16/2025(b)	EUR	100,000	91,922

Roadster Finance DAC, 2.38%, 12/08/2027(b)	EUR	100,000	84,270

Volkswagen Bank GmbH, 1.25%, 06/10/2024(b)	EUR	100,000	95,286

Volkswagen Financial Services AG, 1.50%, 10/01/2024(b)	EUR	60,000	57,061

Vonovia Finance B.V., 1.25%, 12/06/2024(b)	EUR	100,000	92,547

Wintershall Dea Finance B.V., 1.82%, 09/25/2031(b)	EUR	100,000	73,854

			2,793,649

Indonesia–0.54%
Indonesia Treasury Bond, Series FR81, 6.50%, 06/15/2025	IDR	2,546,000,000	161,617

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco World Bond Factor Fund

	Principal Amount		Value

Italy–0.60%
2i Rete Gas S.p.A., 1.61%, 10/31/2027(b)	EUR	100,000	$85,153

Enel Finance International N.V., 1.00%, 09/16/2024(b)	EUR	100,000	94,665

			179,818

Japan–8.59%
Japan Government Bond,
Series 146, 0.10%, 12/20/2025	JPY	177,550,000	1,199,425

Series 361, 0.10%, 12/20/2030	JPY	110,400,000	734,084

Series 69, 0.70%, 12/20/2050	JPY	94,500,000	536,972

Nissan Motor Co. Ltd., 2.65%, 03/17/2026(b)	EUR	100,000	90,058

			2,560,539

Luxembourg–0.23%
AXA Logistics Europe Master S.C.A., 0.88%, 11/15/2029(b)	EUR	100,000	68,190

Malaysia–0.14%
Malaysia Government Bond, Series 120, 4.07%, 06/15/2050	MYR	222,000	40,669

Mexico–1.24%
America Movil S.A.B. de C.V., 0.75%, 06/26/2027	EUR	100,000	86,939

Mexican Bonos, Series M 20, 10.00%, 12/05/2024	MXN	5,600,000	281,455

			368,394

Netherlands–0.15%
Heineken N.V., 3.50%, 03/19/2024(b)	EUR	45,000	44,728

New Zealand–1.62%
New Zealand Government Bond,
Series 0526, 0.50%, 05/15/2026	NZD	736,000	375,239

Series 0532, 2.00%, 05/15/2032	NZD	224,000	108,244

			483,483

Norway–4.17%
Norway Government Bond,
Series 477, 1.75%, 03/13/2025(b)	NOK	3,722,000	343,795

Series 479, 1.75%, 02/17/2027(b)	NOK	6,574,000	588,321

Series 484, 2.13%, 05/18/2032(b)	NOK	3,621,000	309,646

			1,241,762

Poland–0.48%
Republic of Poland Government Bond, Series 725, 3.25%, 07/25/2025	PLN	775,000	141,645

	Principal Amount		Value

South Korea–0.80%
Korea Treasury Bond,
Series 2512, 2.25%, 12/10/2025	KRW	176,130,000	$116,710

Series 3012, 1.50%, 12/10/2030	KRW	112,340,000	64,457

Series 5003, 1.50%, 03/10/2050	KRW	140,830,000	57,010

			238,177

Spain–0.63%
Banco Bilbao Vizcaya Argentaria S.A., 0.38%, 10/02/2024(b)	EUR	100,000	93,382

Banco Santander S.A., 3.25%, 04/04/2026(b)	EUR	100,000	94,857

			188,239

Sweden–2.18%
Balder Finland OYJ, 1.00%, 01/20/2029(b)	EUR	100,000	59,569

Swedbank AB, 0.75%, 05/05/2025(b)	EUR	100,000	92,598

Sweden Government Bond,
Series 1056, 2.25%, 06/01/2032(b)	SEK	3,300,000	300,808

Series 1057, 1.50%, 11/13/2023(b)	SEK	1,645,000	147,830

Telia Co. AB, 3.88%, 10/01/2025(b)	EUR	50,000	50,179

			650,984

Switzerland–6.68%
Cloverie PLC for Zurich Insurance Co. Ltd., 1.50%, 12/15/2028(b)	EUR	100,000	86,752

Credit Suisse AG, 0.25%, 01/05/2026(b)	EUR	100,000	86,133

Swiss Confederation Government Bond,
1.25%, 06/11/2024(b)	CHF	152,000	153,706

3.25%, 06/27/2027(b)	CHF	948,000	1,052,073

2.25%, 06/22/2031(b)	CHF	369,000	402,963

0.50%, 06/27/2032(b)	CHF	199,000	187,736

4.00%, 01/06/2049(b)	CHF	14,000	23,223

			1,992,586

Thailand–0.11%
Thailand Government Bond, 1.88%, 06/17/2049	THB	1,949,000	32,234

United Kingdom–2.51%
B.A.T. International Finance PLC, 2.25%, 01/16/2030(b)	EUR	100,000	76,778

BP Capital Markets PLC, 0.90%, 07/03/2024(b)	EUR	100,000	95,093

CNH Industrial Finance Europe S.A., 1.63%, 07/03/2029(b)	EUR	100,000	84,066

Global Switch Holdings Ltd., 2.25%, 05/31/2027(b)	EUR	100,000	89,388

Lloyds Banking Group PLC, 0.50%, 11/12/2025(b)(c)	EUR	100,000	91,581

NatWest Markets PLC, 1.00%, 05/28/2024(b)	EUR	100,000	94,660

United Kingdom Gilt, 0.63%, 10/22/2050(b)	GBP	392,442	215,796

			747,362

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco World Bond Factor Fund

	Principal Amount		Value

United States–1.48%
Abbott Ireland Financing DAC, 0.88%, 09/27/2023(b)	EUR	100,000	$97,322

AGCO International Holdings B.V., 0.80%, 10/06/2028(b)	EUR	100,000	76,048

Altria Group, Inc., 3.13%, 06/15/2031	EUR	100,000	81,138

Goldman Sachs Group, Inc. (The),
0.13%, 08/19/2024(b)	EUR	60,000	55,792

0.25%, 01/26/2028(b)	EUR	47,000	37,721

Wells Fargo & Co., 0.50%, 04/26/2024(b)	EUR	100,000	94,419

			442,440

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $19,794,806)			15,307,285

U.S. Dollar Denominated Bonds & Notes–25.80%
Australia–0.31%
Westpac Banking Corp.,
2.35%, 02/19/2025	$	65,000	61,156

3.35%, 03/08/2027		35,000	32,418

			93,574

Brazil–0.07%
Suzano Austria GmbH, 3.75%, 01/15/2031		25,000	20,062

Canada–0.65%
Brookfield Finance, Inc., 4.85%, 03/29/2029		90,000	83,205

Magna International, Inc., 3.63%, 06/15/2024		52,000	50,755

TransCanada PipeLines Ltd., 4.88%, 01/15/2026		60,000	58,645

			192,605

Chile–0.08%
Enel Generacion Chile S.A., 4.25%, 04/15/2024		25,000	24,527

China–0.48%
Alibaba Group Holding Ltd., 2.13%, 02/09/2031		200,000	144,022

France–0.08%
AXA S.A., 8.60%, 12/15/2030		20,000	23,144

Japan–0.14%
Mitsubishi UFJ Financial Group, Inc., 3.74%, 03/07/2029		25,000	21,987

Sumitomo Mitsui Financial Group, Inc., 2.14%, 09/23/2030		25,000	18,371

			40,358

Luxembourg–0.11%
ArcelorMittal S.A., 6.75%, 03/01/2041		35,000	31,706

Mexico–0.44%
America Movil S.A.B. de C.V.,
6.38%, 03/01/2035		35,000	35,159

6.13%, 03/30/2040		100,000	96,171

			131,330

	Principal Amount		Value

Netherlands–0.63%
Cooperatieve Rabobank U.A., 5.25%, 05/24/2041	$	85,000	$78,834

Koninklijke KPN N.V., 8.38%, 10/01/2030		30,000	32,774

Shell International Finance B.V.,
2.38%, 11/07/2029		35,000	29,538

6.38%, 12/15/2038		45,000	47,545

			188,691

Switzerland–0.31%
Credit Suisse USA, Inc., 7.13%, 07/15/2032		35,000	34,394

Tyco Electronics Group S.A., 3.45%, 08/01/2024		60,000	58,244

			92,638

United Kingdom–2.59%
B.A.T Capital Corp.,
3.56%, 08/15/2027		35,000	30,498

2.26%, 03/25/2028		30,000	23,798

4.74%, 03/16/2032		25,000	20,995

4.54%, 08/15/2047		60,000	38,855

5.28%, 04/02/2050		75,000	53,691

Barclays PLC, 4.84%, 05/09/2028		200,000	169,675

BP Capital Markets PLC, 3.72%, 11/28/2028		35,000	31,948

British Airways Pass-Through Trust, Series 2019-1, Class A, 3.35%, 06/15/2029(b)		45,342	38,615

British Telecommunications PLC, 9.63%, 12/15/2030		20,000	22,843

HSBC Holdings PLC,
4.58%, 06/19/2029(c)		200,000	173,850

6.10%, 01/14/2042		40,000	37,198

Mead Johnson Nutrition Co., 4.13%, 11/15/2025		95,000	91,705

nVent Finance S.a.r.l., 4.55%, 04/15/2028		25,000	22,357

Reynolds American, Inc., 5.70%, 08/15/2035		18,000	15,232

			771,260

United States–19.91%
3M Co., 5.70%, 03/15/2037		65,000	63,137

Adventist Health System, 2.95%, 03/01/2029		40,000	34,060

Aflac, Inc., 1.13%, 03/15/2026		50,000	43,781

Allstate Corp. (The), 3.28%, 12/15/2026		20,000	18,647

Altria Group, Inc.,
4.40%, 02/14/2026		21,000	20,166

2.63%, 09/16/2026		25,000	22,312

4.80%, 02/14/2029		74,000	68,197

3.40%, 05/06/2030		40,000	32,453

2.45%, 02/04/2032		45,000	32,030

5.95%, 02/14/2049		10,000	8,187

Amazon.com, Inc.,
4.25%, 08/22/2057		40,000	32,282

3.25%, 05/12/2061		45,000	29,087

4.10%, 04/13/2062		40,000	30,792

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco World Bond Factor Fund

	Principal Amount		Value

United States–(continued)
American Express Co.,
2.50%, 07/30/2024	$	90,000	$85,588

3.00%, 10/30/2024		50,000	47,774

American Honda Finance Corp., 2.15%, 09/10/2024		65,000	61,680

AmerisourceBergen Corp., 3.40%, 05/15/2024		50,000	48,660

Appalachian Power Co., 7.00%, 04/01/2038		25,000	26,442

Apple, Inc.,
3.25%, 02/23/2026		35,000	33,400

1.70%, 08/05/2031(e)		40,000	31,059

4.45%, 05/06/2044		35,000	31,382

2.85%, 08/05/2061		45,000	27,037

Ares Capital Corp., 3.20%, 11/15/2031		35,000	24,540

Assured Guaranty US Holdings, Inc., 3.15%, 06/15/2031		30,000	23,880

Athene Holding Ltd., 4.13%, 01/12/2028		20,000	17,829

Bank of America Corp.,
4.20%, 08/26/2024		188,000	183,922

4.00%, 01/22/2025		30,000	28,928

4.45%, 03/03/2026		35,000	33,600

3.85%, 03/08/2037(c)		40,000	32,096

BGC Partners, Inc., 3.75%, 10/01/2024		36,000	34,231

BlackRock, Inc., 2.10%, 02/25/2032		25,000	19,110

Boeing Co. (The),
2.70%, 02/01/2027		29,000	25,172

6.63%, 02/15/2038		92,000	87,412

Booking Holdings, Inc., 4.63%, 04/13/2030		65,000	61,222

Boston Properties L.P., 3.40%, 06/21/2029		35,000	28,972

Bristol-Myers Squibb Co., 3.40%, 07/26/2029		25,000	22,730

Broadcom, Inc., 4.93%, 05/15/2037(b)		25,000	20,654

California Institute of Technology, 4.70%, 11/01/2111		22,000	17,058

Capital One Financial Corp., 3.20%, 02/05/2025		75,000	70,943

CDW LLC/CDW Finance Corp., 3.25%, 02/15/2029		30,000	24,593

Celanese US Holdings LLC, 6.38%, 07/15/2032		25,000	22,780

Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.05%, 03/30/2029		59,000	54,289

Chevron USA, Inc., 3.85%, 01/15/2028		30,000	28,430

Cigna Corp., 4.50%, 02/25/2026		55,000	53,746

Cintas Corp. No. 2, 3.70%, 04/01/2027		25,000	23,587

Citigroup, Inc.,
3.75%, 06/16/2024		45,000	44,028

8.13%, 07/15/2039		20,000	23,114

	Principal Amount		Value

United States–(continued)
CNA Financial Corp., 3.45%, 08/15/2027	$	25,000	$22,562

Collins Aerospace, 3.20%, 03/15/2024		51,000	49,663

Comcast Corp., 3.70%, 04/15/2024		87,000	85,417

CommonSpirit Health,
2.76%, 10/01/2024		65,000	61,765

1.55%, 10/01/2025		82,000	72,940

ConocoPhillips Co., 6.95%, 04/15/2029		20,000	21,732

Constellation Energy Generation LLC, 6.25%, 10/01/2039		60,000	57,735

Corning, Inc., 5.85%, 11/15/2068		13,000	11,090

Dell International LLC/EMC Corp.,
8.10%, 07/15/2036		20,000	21,221

8.35%, 07/15/2046		25,000	26,594

Dignity Health, 5.27%, 11/01/2064		25,000	20,085

Duke Energy Carolinas LLC, 6.10%, 06/01/2037		65,000	63,318

DuPont de Nemours, Inc., 4.49%, 11/15/2025		65,000	63,719

Eli Lilly and Co., 5.50%, 03/15/2027		75,000	77,145

Energy Transfer L.P., 4.95%, 05/15/2028		35,000	32,477

Enstar Group Ltd., 3.10%, 09/01/2031		25,000	17,346

Enterprise Products Operating LLC, 4.15%, 10/16/2028		25,000	23,037

ERP Operating L.P., 4.15%, 12/01/2028		40,000	36,440

Eversource Energy, Series M, 3.30%, 01/15/2028		50,000	44,871

Exxon Mobil Corp.,
2.44%, 08/16/2029		45,000	38,590

3.48%, 03/19/2030(e)		45,000	40,822

Federal Realty Investment Trust, 3.95%, 01/15/2024		45,000	44,261

FedEx Corp., 5.25%, 05/15/2050(e)		30,000	25,438

Fifth Third Bancorp, 2.38%, 01/28/2025		50,000	46,483

General Motors Co., 6.75%, 04/01/2046		93,000	86,128

Georgia-Pacific LLC, 8.88%, 05/15/2031		15,000	17,879

Gilead Sciences, Inc., 3.70%, 04/01/2024		84,000	82,478

GLP Capital L.P./GLP Financing II, Inc., 5.30%, 01/15/2029		20,000	18,057

Goldman Sachs Group, Inc. (The), 4.00%, 03/03/2024		186,000	182,651

Harley-Davidson, Inc., 4.63%, 07/28/2045		26,000	18,245

Hasbro, Inc., 6.35%, 03/15/2040		50,000	45,906

Hewlett Packard Enterprise Co., 6.35%, 10/15/2045		30,000	27,191

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco World Bond Factor Fund

	Principal Amount		Value

United States–(continued)
Host Hotels & Resorts L.P., Series I, 3.50%, 09/15/2030	$	15,000	$11,780

HP, Inc.,
5.50%, 01/15/2033		15,000	13,359

6.00%, 09/15/2041		31,000	27,526

Intel Corp.,
4.95%, 03/25/2060		41,000	33,300

5.05%, 08/05/2062		75,000	61,155

International Business Machines Corp., 7.13%, 12/01/2096		43,000	48,604

IPALCO Enterprises, Inc., 4.25%, 05/01/2030		68,000	58,530

JPMorgan Chase & Co.,
3.88%, 09/10/2024		115,000	112,069

4.13%, 12/15/2026		40,000	37,924

Kemper Corp., 3.80%, 02/23/2032		25,000	20,413

KLA Corp., 4.65%, 11/01/2024		14,000	13,939

Kohl’s Corp., 5.55%, 07/17/2045		68,000	40,521

Kyndryl Holdings, Inc., 4.10%, 10/15/2041		30,000	16,474

McKesson Corp., 1.30%, 08/15/2026(e)		25,000	21,493

Microsoft Corp., 3.04%, 03/17/2062		50,000	32,676

Mid-America Apartments L.P., 1.10%, 09/15/2026		25,000	21,156

MidAmerican Energy Co.,
3.65%, 04/15/2029		20,000	18,267

6.75%, 12/30/2031		20,000	21,583

Morgan Stanley,
3.70%, 10/23/2024		85,000	82,451

4.35%, 09/08/2026		35,000	33,356

Nordstrom, Inc., 5.00%, 01/15/2044		88,000	55,881

Omega Healthcare Investors, Inc., 3.38%, 02/01/2031		110,000	82,664

Oracle Corp.,
3.85%, 04/01/2060		50,000	30,288

4.10%, 03/25/2061		45,000	28,035

Pacific Gas and Electric Co.,
4.20%, 03/01/2029		25,000	21,716

4.55%, 07/01/2030		25,000	21,926

4.40%, 03/01/2032		25,000	20,956

Paramount Global, 7.88%, 07/30/2030		35,000	36,420

Parker-Hannifin Corp., 3.30%, 11/21/2024		55,000	53,085

Patterson-UTI Energy, Inc., 5.15%, 11/15/2029		99,000	87,509

Philip Morris International, Inc.,
3.13%, 03/02/2028		20,000	17,483

2.10%, 05/01/2030		25,000	19,077

1.75%, 11/01/2030		20,000	14,686

6.38%, 05/16/2038		30,000	28,003

4.50%, 03/20/2042		35,000	25,636

PNC Financial Services Group, Inc. (The), 3.90%, 04/29/2024		50,000	48,943

	Principal Amount		Value

United States–(continued)
PPG Industries, Inc., 1.20%, 03/15/2026	$	40,000	$34,676

Progress Energy, Inc., 7.75%, 03/01/2031		20,000	21,973

Prudential Financial, Inc., 3.70%, 10/01/2050(c)		50,000	38,977

Ralph Lauren Corp., 2.95%, 06/15/2030		44,000	36,911

Realty Income Corp., 3.95%, 08/15/2027		25,000	23,217

Simon Property Group L.P., 6.75%, 02/01/2040		38,000	37,827

Southern California Edison Co.,
6.65%, 04/01/2029		75,000	75,265

6.00%, 01/15/2034		47,000	46,076

Series 2004-G, 5.75%, 04/01/2035		30,000	28,520

Southern California Gas Co., 3.20%, 06/15/2025		25,000	23,754

Southwest Airlines Co., 3.00%, 11/15/2026		100,000	90,020

Southwest Gas Corp., 4.05%, 03/15/2032		45,000	37,652

Spectra Energy Partners L.P., 4.75%, 03/15/2024		30,000	29,732

Spirit Realty L.P., 3.20%, 02/15/2031		30,000	22,941

Stewart Information Services Corp., 3.60%, 11/15/2031		25,000	18,822

Swiss Re America Holding Corp., 7.00%, 02/15/2026		47,000	49,307

Time Warner Cable LLC, 7.30%, 07/01/2038		30,000	28,059

Transcontinental Gas Pipe Line Co. LLC, 7.85%, 02/01/2026		50,000	52,720

Truist Financial Corp., 2.50%, 08/01/2024		60,000	57,197

Union Electric Co., 8.45%, 03/15/2039		48,000	57,157

United Parcel Service, Inc., 2.20%, 09/01/2024		25,000	23,887

US Airways Pass-Through Trust, Series 2013-1A, Class PTT, 3.95%, 11/15/2025		33,338	29,548

Verizon Communications, Inc.,
4.13%, 03/16/2027		45,000	42,830

4.33%, 09/21/2028		26,000	24,400

Wachovia Corp., 7.57%, 08/01/2016(f)		82,000	86,944

Walmart, Inc., 3.95%, 06/28/2038		20,000	17,520

Walt Disney Co. (The), 3.70%, 03/23/2027		25,000	23,604

Warnermedia Holdings, Inc., 4.05%, 03/15/2029(b)		46,000	39,129

Waste Management, Inc., 3.13%, 03/01/2025		50,000	48,263

Wells Fargo & Co., 4.10%, 06/03/2026		76,000	71,939

Western Digital Corp., 2.85%, 02/01/2029		30,000	23,234

Western Union Co. (The), 6.20%, 11/17/2036		20,000	18,801

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco World Bond Factor Fund

	Principal Amount		Value

United States–(continued)
Xilinx, Inc., 2.95%, 06/01/2024	$	40,000	$38,750

			5,936,841

Total U.S. Dollar Denominated Bonds & Notes (Cost $9,036,282)			7,690,758

U.S. Treasury Securities–13.09%
U.S. Treasury Bills–0.36%
1.45 - 2.51%, 11/17/2022(g)(h)		81,942	81,942

3.71 - 4.16%, 03/09/2023(g)(h)		23,676	23,644

			105,586

U.S. Treasury Bonds–2.68%
7.50%, 11/15/2024		150,726	145,997

1.63%, 11/15/2050		1,000,730	653,356

			799,353

U.S. Treasury Notes–10.05%
3.25%, 08/31/2024		645,238	638,180

4.25%, 09/30/2024		747,468	746,250

0.38%, 12/31/2025		497,958	472,365

0.38%, 09/30/2027		899,352	873,084

2.75%, 08/15/2032		268,504	266,710

			2,996,589

Total U.S. Treasury Securities (Cost $4,315,594)			3,901,528

U.S. Government Sponsored Agency Mortgage-Backed Securities–11.33%
Federal Home Loan Mortgage Corp.,
2.50%, 07/01/2035 - 08/01/2050		592,773	500,192

4.50%, 09/01/2049 - 01/01/2050		33,454	31,735

3.00%, 01/01/2050 - 05/01/2050		210,222	183,518

2.00%, 01/01/2051 - 10/01/2051		531,064	420,564

Federal National Mortgage Association,
4.50%, 06/01/2049		14,742	14,138

3.00%, 10/01/2049 - 03/01/2050		166,635	143,005

2.50%, 01/01/2050 - 08/01/2050		436,524	363,958

2.00%, 03/01/2051 - 08/01/2051		475,345	376,726

	Principal Amount		Value

Freddie Mac Multifamily Structured Pass-Through Ctfs., Series K038, Class X1, IO, 1.08%, 03/25/2024(i)	$	1,448,600	$15,995

Uniform Mortgage-Backed Securities, TBA,
2.00%, 11/01/2037(j)		420,000	367,897

2.50%, 11/01/2052(j)		579,000	474,060

3.00%, 11/01/2052(j)		278,000	236,365

3.50%, 11/01/2052(j)		285,000	250,552

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $3,933,603)			3,378,705

		Shares
Exchange-Traded Funds–1.23%
United States–1.23%
Invesco High Yield Bond Factor ETF(k) (Cost $446,307)		17,500	368,287

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)–102.80% (Cost $37,526,592)			30,646,563

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.41%
Invesco Private Government Fund, 3.18%(k)(l)(m)		33,265	33,265

Invesco Private Prime Fund, 3.28%(k)(l)(m)		88,347	88,347

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $121,612)			121,612

TOTAL INVESTMENTS IN SECURITIES–103.21% (Cost $37,648,204)			30,768,175

OTHER ASSETS LESS LIABILITIES–(3.21)%			(957,408)

NET ASSETS–100.00%			$29,810,767

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco World Bond Factor Fund

Investment Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
Ctfs.	– Certificates
ETF	– Exchange-Traded Fund
EUR	– Euro
GBP	– British Pound Sterling
IDR	– Indonesian Rupiah
IO	– Interest Only
JPY	– Japanese Yen
KRW	– South Korean Won
MXN	– Mexican Peso
MYR	– Malaysian Ringgit
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
PLN	– Polish Zloty
SEK	– Swedish Krona
TBA	– To Be Announced
THB	– Thai Baht

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2022 was $11,013,113, which represented 36.94% of the Fund’s Net Assets.

(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Perpetual bond with no specified maturity date.
(e)	All or a portion of this security was out on loan at October 31, 2022.
(f)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2022.

(j)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1N.
(k)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2022	Dividend Income
Invesco High Yield Bond Factor ETF	$446,425	$-	$-	$(78,138)	$-	$368,287	$23,290
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	349,902	5,029,633	(5,379,535)	-	-	-	570
Invesco Liquid Assets Portfolio, Institutional Class	240,290	3,592,596	(3,832,771)	-	(115)	-	759
Invesco Treasury Portfolio, Institutional Class	399,888	5,748,152	(6,148,040)	-	-	-	1,143
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	183,702	(150,437)	-	-	33,265	113	*
Invesco Private Prime Fund	-	407,339	(318,982)	-	(10)	88,347	308	*
Total	$1,436,505	$14,961,422	$(15,829,765)	$(78,138)	$(125)	$489,899	$26,183

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(l)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.
(m)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco World Bond Factor Fund

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Canada 10 Year Bonds	2	December-2022	$180,614	$(2,540)	$(2,540)
Euro-Bund	2	December-2022	273,627	(3,745)	(3,745)
Euro-Buxl 30 Year Bonds	2	December-2022	285,051	(30,296)	(30,296)
Japan 10 Year Bonds	1	December-2022	1,000,504	2,488	2,488
Long Gilt	3	December-2022	351,368	(27,007)	(27,007)
Subtotal–Long Futures Contracts				(61,100)	(61,100)

Short Futures Contracts
Interest Rate Risk
U.S. Treasury 2 Year Notes	3	December-2022	(613,148)	594	594
U.S. Treasury 5 Year Notes	8	December-2022	(852,750)	6,000	6,000
U.S. Treasury 10 Year Ultra Notes	5	December-2022	(579,922)	29,437	29,437
Subtotal–Short Futures Contracts				36,031	36,031
Total Futures Contracts				$(25,069)	$(25,069)

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
Currency Risk
11/03/2022	Bank of America, N.A.	USD	26,855	BRL	145,947	$ 1,399
12/21/2022	Bank of America, N.A.	AUD	612,000	USD	396,862	4,774
12/21/2022	Bank of America, N.A.	JPY	11,416,000	USD	80,467	3,213
12/21/2022	Bank of America, N.A.	NZD	1,892,121	USD	1,135,075	34,170
12/21/2022	Bank of America, N.A.	USD	3,014	CHF	3,000	0
12/21/2022	Bank of America, N.A.	USD	163,159	EUR	166,000	1,561
12/21/2022	Bank of America, N.A.	USD	105,538	GBP	94,190	2,664
12/21/2022	Bank of America, N.A.	USD	2,839	IDR	44,510,000	5
12/21/2022	Bank of America, N.A.	USD	190,369	NOK	2,070,125	9,096
12/21/2022	Bank of America, N.A.	USD	318,579	SEK	3,522,351	1,765
12/02/2022	Barclays Bank PLC	USD	7,782	BRL	41,470	196
12/21/2022	Barclays Bank PLC	CZK	247,000	USD	9,955	14
12/21/2022	BNP Paribas S.A.	SEK	14,129,722	USD	1,329,052	44,011
11/03/2022	Citibank, N.A.	USD	27,752	BRL	145,947	503
12/02/2022	Citibank, N.A.	USD	26,200	BRL	139,950	726
12/21/2022	Citibank, N.A.	CAD	587,000	USD	446,614	15,494
12/21/2022	Citibank, N.A.	IDR	81,607,000	USD	5,331	116
12/21/2022	Citibank, N.A.	INR	1,808,450	USD	22,014	296
12/21/2022	Citibank, N.A.	KRW	52,370,300	USD	37,680	956
12/21/2022	Citibank, N.A.	USD	11,363	KRW	16,214,000	7
12/21/2022	Citibank, N.A.	ZAR	2,079,000	USD	118,220	5,466
12/21/2022	Deutsche Bank AG	USD	297,888	EUR	305,000	4,759
12/21/2022	Deutsche Bank AG	USD	125,166	GBP	112,186	3,708
12/21/2022	Deutsche Bank AG	USD	13,025	MXN	266,000	286
12/21/2022	Goldman Sachs International	CLP	4,808,000	USD	5,116	62
12/21/2022	Goldman Sachs International	HUF	4,025,714	USD	9,844	260
12/21/2022	Goldman Sachs International	IDR	1,774,108,002	USD	118,614	5,259
12/21/2022	Goldman Sachs International	SGD	25,340	USD	18,033	128
12/21/2022	Goldman Sachs International	THB	556,501	USD	15,184	497
12/21/2022	Goldman Sachs International	USD	23,887	HUF	10,547,000	1,221

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco World Bond Factor Fund

Open Forward Foreign Currency Contracts–(continued)
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
12/21/2022	Goldman Sachs International	USD	92,765	JPY	13,800,000	$ 622
12/21/2022	J.P. Morgan Chase Bank, N.A.	EUR	270,000	USD	269,947	2,028
12/21/2022	J.P. Morgan Chase Bank, N.A.	GBP	305,520	USD	351,033	64
12/21/2022	J.P. Morgan Chase Bank, N.A.	JPY	17,684,000	USD	123,304	3,634
12/21/2022	J.P. Morgan Chase Bank, N.A.	NOK	19,651,016	USD	1,950,882	57,429
12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	65,431	CAD	90,000	669
12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	861,652	EUR	875,835	7,430
12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	266,987	NOK	2,902,820	12,711
12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	92,636	TRY	1,840,980	2,549
12/21/2022	Morgan Stanley and Co. International PLC	AUD	3,395,330	USD	2,294,420	119,142
12/21/2022	Morgan Stanley and Co. International PLC	CHF	1,796,010	USD	1,876,218	71,858
12/21/2022	Morgan Stanley and Co. International PLC	EUR	8,246,508	USD	8,290,335	107,413
12/21/2022	Morgan Stanley and Co. International PLC	JPY	8,553,360	USD	57,904	22
12/21/2022	Morgan Stanley and Co. International PLC	USD	20,795	TRY	424,180	1,137
12/21/2022	Royal Bank of Canada	COP	38,163,356	USD	8,468	806
12/21/2022	State Street Bank & Trust Co.	USD	103,650	EUR	105,000	540
12/21/2022	UBS AG	PLN	540,000	USD	112,764	602
12/21/2022	UBS AG	USD	2,850	THB	108,000	1
Subtotal–Appreciation						531,269

Currency Risk
11/03/2022	Bank of America, N.A.	BRL	145,947	USD	27,724	(531)
12/21/2022	Bank of America, N.A.	GBP	197,000	USD	218,398	(7,907)
12/21/2022	Bank of America, N.A.	NZD	290,810	USD	165,243	(3,961)
12/21/2022	Bank of America, N.A.	SEK	62,000	USD	5,636	(3)
12/21/2022	Bank of America, N.A.	USD	40,451	AUD	62,380	(487)
12/21/2022	Bank of America, N.A.	USD	195,003	CHF	194,100	(0)
12/21/2022	Bank of America, N.A.	USD	114,580	NZD	191,000	(3,449)
12/02/2022	Barclays Bank PLC	BRL	111,450	USD	21,381	(61)
12/21/2022	Barclays Bank PLC	CLP	37,211,260	USD	38,290	(828)
12/21/2022	Barclays Bank PLC	SGD	58,190	USD	40,555	(564)
12/21/2022	Barclays Bank PLC	USD	64,095	CNY	465,000	(96)
12/21/2022	Barclays Bank PLC	USD	46,190	CZK	1,146,000	(66)
12/21/2022	Barclays Bank PLC	USD	28,441	NZD	48,880	(1)
12/21/2022	BNP Paribas S.A.	MXN	201,960	USD	9,903	(203)
12/21/2022	BNP Paribas S.A.	USD	101,021	SEK	1,074,000	(3,345)
11/03/2022	Citibank, N.A.	BRL	145,947	USD	27,507	(747)
12/02/2022	Citibank, N.A.	BRL	5,997	USD	1,123	(31)
12/21/2022	Citibank, N.A.	KRW	26,686,000	USD	18,611	(103)
12/21/2022	Citibank, N.A.	USD	1,841,409	CAD	2,420,224	(63,884)
12/21/2022	Citibank, N.A.	USD	6,508	INR	541,910	(0)
12/21/2022	Citibank, N.A.	USD	107,483	KRW	149,385,000	(2,726)
12/21/2022	Citibank, N.A.	USD	117,275	ZAR	2,062,380	(5,422)
12/21/2022	Deutsche Bank AG	MXN	4,787,910	USD	234,438	(5,153)
12/21/2022	Deutsche Bank AG	USD	2,637,706	CNY	18,307,000	(118,076)
12/21/2022	Deutsche Bank AG	USD	1,144,976	GBP	992,627	(4,685)
12/21/2022	Goldman Sachs International	USD	76,544	CLP	71,929,590	(931)
12/21/2022	Goldman Sachs International	USD	982	COP	4,890,240	(0)
12/21/2022	Goldman Sachs International	USD	60,590	HUF	24,779,190	(1,602)
12/21/2022	Goldman Sachs International	USD	86,392	IDR	1,292,160,000	(3,830)
12/21/2022	Goldman Sachs International	USD	131,621	SGD	184,950	(931)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco World Bond Factor Fund

Open Forward Foreign Currency Contracts–(continued)
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
12/21/2022	Goldman Sachs International	USD	66,524	THB	2,424,000	$ (2,555)
12/21/2022	J.P. Morgan Chase Bank, N.A.	CAD	440,110	USD	321,699	(1,537)
12/21/2022	J.P. Morgan Chase Bank, N.A.	EUR	431,000	USD	422,110	(5,566)
12/21/2022	J.P. Morgan Chase Bank, N.A.	NOK	129,000	USD	11,865	(565)
12/21/2022	J.P. Morgan Chase Bank, N.A.	SEK	290,200	USD	26,080	(312)
12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	16,153	EUR	16,270	(9)
12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	80,428	GBP	70,000	(15)
12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	88,109	INR	7,063,570	(3,280)
12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	1,337,019	JPY	191,469,992	(41,310)
12/21/2022	J.P. Morgan Chase Bank, N.A.	USD	590,611	NOK	6,077,880	(4,984)
12/21/2022	Morgan Stanley and Co. International PLC	CAD	53,012	USD	38,909	(26)
12/21/2022	Morgan Stanley and Co. International PLC	HUF	8,220,340	USD	19,562	(7)
12/21/2022	Morgan Stanley and Co. International PLC	PLN	13,000	USD	2,583	(118)
12/21/2022	Morgan Stanley and Co. International PLC	USD	3,034,628	AUD	4,490,705	(157,578)
12/21/2022	Morgan Stanley and Co. International PLC	USD	20,536	CHF	20,000	(443)
12/21/2022	Morgan Stanley and Co. International PLC	USD	6,260,093	EUR	6,227,000	(81,109)
12/21/2022	Morgan Stanley and Co. International PLC	USD	24,490	SGD	34,650	(5)
12/02/2022	Royal Bank of Canada	BRL	39,520	USD	7,228	(375)
12/21/2022	Royal Bank of Canada	USD	48,751	COP	221,516,240	(4,279)
12/21/2022	Royal Bank of Canada	USD	64,985	JPY	9,329,610	(1,850)
12/21/2022	State Street Bank & Trust Co.	CZK	71,000	USD	2,856	(1)
12/21/2022	State Street Bank & Trust Co.	EUR	133,000	USD	131,290	(684)
12/21/2022	UBS AG	USD	392	PLN	1,879	(2)
12/21/2022	UBS AG	USD	8,996	TRY	173,630	(19)
Subtotal–Depreciation						(536,252)
Total Forward Foreign Currency Contracts						$ (4,983)

		Open Centrally Cleared Interest Rate Swap Agreements(a)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Receive	3 Month CDOR	Semi-Annually	(3.66)%	Semi-Annually	06/30/2032	CAD	143,000	$(266)	$927	$ 1,193
Pay	3 Month CNRR007	Quarterly	2.47	Quarterly	07/29/2027	CNY	4,000,000	–	2,508	2,508
Receive	SONIA	Annually	(1.25)	Annually	09/30/2051	GBP	6,000	(550)	2,539	3,089
Receive	6 Month NIBOR	Semi-Annually	(1.27)	Annually	08/31/2031	NOK	302,000	887	5,375	4,488
Receive	3 Month STIBOR	Quarterly	(2.60)	Annually	07/05/2032	SEK	1,573,000	–	5,809	5,809
Receive	6 Month EURIBOR	Semi-Annually	(0.49)	Annually	08/31/2023	EUR	383,000	377	7,999	7,622
Receive	6 Month EURIBOR	Semi-Annually	(0.26)	Annually	07/29/2024	EUR	330,000	4,883	12,939	8,056
Receive	SONIA	Annually	(3.41)	Annually	09/01/2027	GBP	187,000	–	8,083	8,083
Receive	6 Month NIBOR	Semi-Annually	(1.94)	Annually	01/06/2032	NOK	654,000	5	8,675	8,670
Receive	6 Month SARON	Semi-Annually	(0.33)	Annually	12/02/2026	CHF	132,000	48	10,306	10,258
Receive	3 Month USD LIBOR	Quarterly	(1.81)	Semi-Annually	10/08/2051	USD	31,000	–	10,678	10,678
Pay	3 Month CNRR007	Quarterly	2.83	Quarterly	04/08/2026	CNY	7,065,538	–	18,323	18,323
Receive	3 Month USD LIBOR	Quarterly	(0.67)	Semi-Annually	10/08/2024	USD	317,000	–	24,505	24,505
Receive	3 Month STIBOR	Quarterly	(1.15)	Annually	02/02/2032	SEK	1,956,000	549	27,570	27,021
Pay	3 Month CNRR007	Quarterly	2.59	Quarterly	10/29/2025	CNY	20,000,000	–	30,492	30,492
Receive	6 Month EUR LIBOR	Semi-Annually	(0.37)	Annually	11/30/2023	EUR	568,000	(14,671)	16,961	31,632
Receive	SONIA	Annually	(1.18)	Annually	09/30/2031	GBP	192,000	(7,381)	43,578	50,959

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco World Bond Factor Fund

Open Centrally Cleared Interest Rate Swap Agreements(a)–(continued)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Receive	3 Month NDBB	Quarterly	(1.46)%	Semi-Annually	08/03/2026	NZD	1,018,000	$ (2,406)	$67,611	$ 70,017
Receive	3 Month NDBB	Quarterly	(1.81)	Semi-Annually	08/03/2031	NZD	772,000	4,510	90,087	85,577
Subtotal – Appreciation								(14,015)	394,965	408,980
Interest Rate Risk
Receive	3 Month STIBOR	Quarterly	(3.28)	Annually	10/04/2027	SEK	1,271,000	–	(634)	(634)
Pay	TONAR	Annually	0.06	Annually	03/01/2024	JPY	51,556,000	431	(2)	(433)
Pay	3 Month STIBOR	Quarterly	0.49	Annually	02/08/2031	SEK	171	(1)	(3)	(2)
Subtotal – Depreciation								430	(639)	(1,069)
Total Centrally Cleared Interest Rate Swap Agreements								$(13,585)	$394,326	$407,911

(a)	Centrally cleared swap agreements collateralized by $70,907 cash held with Merrill Lynch International.

Abbreviations:

AUD	–Australian Dollar
BRL	–Brazilian Real
CAD	–Canadian Dollar
CDOR	–Canadian Dealer Offered Rate
CHF	–Swiss Franc
CLP	–Chile Peso
CNRR007	–China 7-Day Reverse Repo Rate
CNY	–Chinese Yuan Renminbi
COP	–Colombia Peso
CZK	–Czech Koruna
EUR	–Euro
EURIBOR	–Euro Interbank Offered Rate
GBP	–British Pound Sterling
HUF	–Hungarian Forint
IDR	–Indonesian Rupiah
INR	–Indian Rupee
JPY	–Japanese Yen
KRW	–South Korean Won
LIBOR	–London Interbank Offered Rate
MXN	–Mexican Peso
NDBB	–New Zealand Dollar Bank Bill
NIBOR	–Norwegian Interbank Offered Rate
NOK	–Norwegian Krone
NZD	–New Zealand Dollar
PLN	–Polish Zloty
SARON	–Swiss Average Rate Overnight
SEK	–Swedish Krona
SGD	–Singapore Dollar
SONIA	–Sterling Overnight Index Average
STIBOR	–Stockholm Interbank Offered Rate
THB	–Thai Baht
TONAR	–Tokyo Overnight Average Rate
TRY	–Turkish Lira
USD	–U.S. Dollar
ZAR	–South African Rand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco World Bond Factor Fund

Statement of Assets and Liabilities

October 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $37,080,285)*	$30,278,276

Investments in affiliates, at value (Cost $567,919)	489,899

Other investments:
Variation margin receivable - futures contracts	1,161

Variation margin receivable-centrally cleared swap agreements	45,994

Unrealized appreciation on forward foreign currency contracts outstanding	531,269

Deposits with brokers:
Cash collateral - centrally cleared swap agreements	70,907

Cash	165,673

Foreign currencies, at value (Cost $192,098)	209,214

Receivable for:
Investments sold	278,031

Fund shares sold	4,933

Dividends	1,005

Interest	259,036

Investment for trustee deferred compensation and retirement plans	21,287

Other assets	36,535

Total assets	32,393,220

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	536,252

Payable for:
Investments purchased	327,708

TBA sales commitment	1,363,613

Fund shares reacquired	464

Collateral upon return of securities loaned	121,612

Accrued fees to affiliates	14,035

Accrued trustees’ and officers’ fees and benefits	828

Accrued other operating expenses	194,307

Trustee deferred compensation and retirement plans	23,634

Total liabilities	2,582,453

Net assets applicable to shares outstanding	$29,810,767

Net assets consist of:
Shares of beneficial interest	$38,501,672

Distributable earnings (loss)	(8,690,905)

$29,810,767

Net Assets:
Class A	$16,081,134

Class C	$1,300,866

Class Y	$11,167,074

Class R5	$665

Class R6	$1,261,028

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	1,953,217

Class C	158,365

Class Y	1,357,144

Class R5	81.25

Class R6	153,076

Class A:
Net asset value per share	$8.23

Maximum offering price per share (Net asset value of $8.23 ÷ 95.75%)	$8.60

Class C:
Net asset value and offering price per share	$8.21

Class Y:
Net asset value and offering price per share	$8.23

Class R5:
Net asset value and offering price per share	$8.18

Class R6:
Net asset value and offering price per share	$8.24

*	At October 31, 2022, securities with an aggregate value of $118,406 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco World Bond Factor Fund

Statement of Operations

For the year ended October 31, 2022

Investment income:
Interest (net of foreign withholding taxes of $2,158)	$493,330

Dividends from affiliates (includes net securities lending income of $83)	25,845

Total investment income	519,175

Expenses:
Advisory fees	100,801

Administrative services fees	5,458

Custodian fees	80,399

Distribution fees:
Class A	51,094

Class C	16,660

Transfer agent fees – A, C and Y	74,319

Transfer agent fees – R6	418

Trustees’ and officers’ fees and benefits	19,310

Registration and filing fees	66,190

Reports to shareholders	7,163

Professional services fees	62,850

Other	16,827

Total expenses	501,489

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(318,828)

Net expenses	182,661

Net investment income	336,514

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(3,229,738)

Affiliated investment securities	(125)

Foreign currencies	48,139

Forward foreign currency contracts	15,335

Futures contracts	(412,732)

Swap agreements	208,513

(3,370,608)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $813)	(6,150,271)

Affiliated investment securities	(78,138)

Foreign currencies	13,050

Forward foreign currency contracts	226,424

Futures contracts	30,775

Swap agreements	252,454

(5,705,706)

Net realized and unrealized gain (loss)	(9,076,314)

Net increase (decrease) in net assets resulting from operations	$(8,739,800)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco World Bond Factor Fund

Statement of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	2022	2021

Operations:
Net investment income	$336,514	$240,062

Net realized gain (loss)	(3,370,608)	1,250,504

Change in net unrealized appreciation (depreciation)	(5,705,706)	(1,776,023)

Net increase (decrease) in net assets resulting from operations	(8,739,800)	(285,457)

Distributions to shareholders from distributable earnings:
Class A	(405,867)	(598,985)

Class C	(22,570)	(38,984)

Class Y	(308,318)	(362,187)

Class R5	(17)	(23)

Class R6	(28,190)	(16,326)

Total distributions from distributable earnings	(764,962)	(1,016,505)

Return of capital:
Class A	(49,271)	–

Class C	(2,604)	–

Class Y	(37,742)	–

Class R5	(2)	–

Class R6	(3,502)	–

Total return of capital	(93,121)	–

Total distributions	(858,083)	(1,016,505)

Share transactions–net:
Class A	(2,795,234)	(1,284,998)

Class C	(352,050)	(346,200)

Class Y	(1,667,541)	5,128,819

Class R6	405,699	971,470

Net increase (decrease) in net assets resulting from share transactions	(4,409,126)	4,469,091

Net increase (decrease) in net assets	(14,007,009)	3,167,129

Net assets:
Beginning of year	43,817,776	40,650,647

End of year	$29,810,767	$43,817,776

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco World Bond Factor Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 10/31/22	$10.71	$0.08	$(2.35)	$(2.27)	$(0.17)	$(0.02)	$(0.02)	$(0.21)	$8.23	(21.52)%	$16,081	0.56%	1.42%	0.83%	123%
Year ended 10/31/21	11.01	0.05	(0.10)	(0.05)	(0.12)	(0.13)	–	(0.25)	10.71	(0.49)	24,150	0.54	1.25	0.49	165
Year ended 10/31/20	10.61	0.13	0.45	0.58	(0.18)	–	–	(0.18)	11.01	5.56	26,165	0.64	1.49	1.21	191
Year ended 10/31/19	9.66	0.30	0.92	1.22	(0.11)	–	(0.16)	(0.27)	10.61	12.83	20,458	0.94	2.08	2.97	177
Year ended 10/31/18	10.43	0.33	(0.83)	(0.50)	(0.21)	–	(0.06)	(0.27)	9.66	(4.89)	18,347	0.93	2.21	3.25	131
Class C
Year ended 10/31/22	10.68	0.01	(2.34)	(2.33)	(0.11)	(0.02)	(0.01)	(0.14)	8.21	(22.09)	1,301	1.31	2.17	0.08	123
Year ended 10/31/21	10.98	(0.03)	(0.10)	(0.13)	(0.04)	(0.13)	–	(0.17)	10.68	(1.24)	2,079	1.29	2.00	(0.26)	165
Year ended 10/31/20	10.59	0.05	0.45	0.50	(0.11)	–	–	(0.11)	10.98	4.74	2,482	1.39	2.24	0.46	191
Year ended 10/31/19	9.64	0.22	0.93	1.15	(0.08)	–	(0.12)	(0.20)	10.59	12.01	2,046	1.69	2.83	2.22	177
Year ended 10/31/18	10.41	0.26	(0.84)	(0.58)	(0.15)	–	(0.04)	(0.19)	9.64	(5.62)	3,591	1.68	2.96	2.50	131
Class Y
Year ended 10/31/22	10.70	0.10	(2.33)	(2.23)	(0.19)	(0.02)	(0.03)	(0.24)	8.23	(21.25)	11,167	0.31	1.17	1.08	123
Year ended 10/31/21	11.01	0.08	(0.11)	(0.03)	(0.15)	(0.13)	–	(0.28)	10.70	(0.33)	16,365	0.29	1.00	0.74	165
Year ended 10/31/20	10.61	0.16	0.44	0.60	(0.20)	–	–	(0.20)	11.01	5.81	11,717	0.39	1.24	1.46	191
Year ended 10/31/19	9.65	0.33	0.93	1.26	(0.12)	–	(0.18)	(0.30)	10.61	13.23	2,783	0.69	1.83	3.22	177
Year ended 10/31/18	10.42	0.36	(0.83)	(0.47)	(0.23)	–	(0.07)	(0.30)	9.65	(4.66)	2,903	0.68	1.96	3.50	131
Class R5
Year ended 10/31/22	10.63	0.10	(2.31)	(2.21)	(0.19)	(0.02)	(0.03)	(0.24)	8.18	(21.21)	1	0.31	0.99	1.08	123
Year ended 10/31/21	10.94	0.08	(0.11)	(0.03)	(0.15)	(0.13)	–	(0.28)	10.63	(0.34)	1	0.29	0.85	0.74	165
Year ended 10/31/20	10.56	0.15	0.43	0.58	(0.20)	–	–	(0.20)	10.94	5.64	1	0.39	1.11	1.46	191
Year ended 10/31/19	9.64	0.33	0.89	1.22	(0.12)	–	(0.18)	(0.30)	10.56	12.81	1	0.69	1.60	3.22	177
Year ended 10/31/18	10.42	0.36	(0.84)	(0.48)	(0.23)	–	(0.07)	(0.30)	9.64	(4.75)	1	0.68	1.73	3.50	131
Class R6
Year ended 10/31/22	10.71	0.10	(2.33)	(2.23)	(0.19)	(0.02)	(0.03)	(0.24)	8.24	(21.23)	1,261	0.31	0.99	1.08	123
Year ended 10/31/21	11.02	0.08	(0.11)	(0.03)	(0.15)	(0.13)	–	(0.28)	10.71	(0.33)	1,224	0.29	0.85	0.74	165
Year ended 10/31/20	10.62	0.15	0.46	0.61	(0.21)	–	–	(0.21)	11.02	5.81	286	0.39	1.11	1.46	191
Year ended 10/31/19	9.66	0.33	0.93	1.26	(0.12)	–	(0.18)	(0.30)	10.62	13.21	138	0.69	1.60	3.22	177
Year ended 10/31/18	10.43	0.35	(0.82)	(0.47)	(0.23)	–	(0.07)	(0.30)	9.66	(4.65)	106	0.68	1.73	3.50	131

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco World Bond Factor Fund

Notes to Financial Statements

October 31, 2022

NOTE 1—Significant Accounting Policies

Invesco World Bond Factor Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund

23	Invesco World Bond Factor Fund

securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are

24	Invesco World Bond Factor Fund

net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended October 31, 2022, Fees paid to the Adviser for securities lending agent services are included in Dividends from affiliates on the Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and

25	Invesco World Bond Factor Fund

thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2022, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

N.

Dollar Rolls and Forward Commitment Transactions – The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

O.

LIBOR Risk – The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. Although the publication of most LIBOR rates ceased at the end of 2021, a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

P.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

R.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires.

During the period, the Fund experienced a low interest rate environment created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in

26	Invesco World Bond Factor Fund

fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

S.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2 billion	0.270%

Over $ 2 billion	0.250%

For the year ended October 31, 2022, the effective advisory fee rate incurred by the Fund was 0.27%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2024, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 0.54%, 1.29%, 0.29%, 0.29% and 0.29%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2024, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2022, the Adviser waived advisory fees of $100,800 and reimbursed fund level expenses of $143,002 and reimbursed class level expenses of $42,269, $3,446, $28,605, $0 and $417 of Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2022, IDI advised the Fund that IDI retained $1,127 in front-end sales commissions from the sale of Class A shares and $30 and $132 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.

27	Invesco World Bond Factor Fund

Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Non-U.S. Dollar Denominated Bonds & Notes	$–	$15,307,285	$–	$15,307,285

U.S. Dollar Denominated Bonds & Notes	–	7,690,758	–	7,690,758

U.S. Treasury Securities	–	3,901,528	–	3,901,528

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	3,378,705	–	3,378,705

Exchange-Traded Funds	368,287	–	–	368,287

Money Market Funds	–	121,612	–	121,612

Total Investments in Securities	368,287	30,399,888	–	30,768,175

Other Investments - Assets*

Futures Contracts	38,519	–	–	38,519

Forward Foreign Currency Contracts	–	531,269	–	531,269

Swap Agreements	–	408,980	–	408,980

	38,519	940,249	–	978,768

Other Investments - Liabilities*

Futures Contracts	(63,588)	–	–	(63,588)

Forward Foreign Currency Contracts	–	(536,252)	–	(536,252)

Swap Agreements	–	(1,069)	–	(1,069)

	(63,588)	(537,321)	–	(600,909)

Total Other Investments	(25,069)	402,928	–	377,859

Total Investments	$343,218	$30,802,816	$–	$31,146,034

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2022:

	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$–	$38,519	$38,519

Unrealized appreciation on swap agreements – Centrally Cleared(a)	–	408,980	408,980

Unrealized appreciation on forward foreign currency contracts outstanding	531,269	–	531,269

Total Derivative Assets	531,269	447,499	978,768

Derivatives not subject to master netting agreements	–	(447,499)	(447,499)

Total Derivative Assets subject to master netting agreements	$531,269	$–	$531,269

28	Invesco World Bond Factor Fund

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$–	$(63,588)	$(63,588)

Unrealized depreciation on swap agreements – Centrally Cleared(a)	–	(1,069)	(1,069)

Unrealized depreciation on forward foreign currency contracts outstanding	(536,252)	–	(536,252)

Total Derivative Liabilities	(536,252)	(64,657)	(600,909)

Derivatives not subject to master netting agreements	–	64,657	64,657

Total Derivative Liabilities subject to master netting agreements	$(536,252)	$–	$(536,252)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2022.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank of America, N.A.	$ 58,647	$ (16,338)	$ 42,309	$–	$–	$ 42,309

Barclays Bank PLC	210	(1,616)	(1,406)	–	–	(1,406)

BNP Paribas S.A.	44,011	(3,548)	40,463	–	–	40,463

Citibank, N.A.	23,564	(72,913)	(49,349)	–	–	(49,349)

Deutsche Bank AG	8,753	(127,914)	(119,161)	–	–	(119,161)

Goldman Sachs International	8,049	(9,849)	(1,800)	–	–	(1,800)

J.P. Morgan Chase Bank, N.A.	86,514	(57,578)	28,936	–	–	28,936

Morgan Stanley and Co. International PLC	299,572	(239,286)	60,286	–	–	60,286

Royal Bank of Canada	806	(6,504)	(5,698)	–	–	(5,698)

State Street Bank & Trust Co.	540	(685)	(145)	–	–	(145)

UBS AG	603	(21)	582	–	–	582

Total	$531,269	$(536,252)	$(4,983)	$–	$–	$(4,983)

Effect of Derivative Investments for the year ended October 31, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$15,335	$-	$15,335

Futures contracts	-	(412,732)	(412,732)

Swap agreements	-	208,513	208,513

Change in Net Unrealized Appreciation:
Forward foreign currency contracts	226,424	-	226,424

Futures contracts	-	30,775	30,775

Swap agreements	-	252,454	252,454

Total	$241,759	$79,010	$320,769

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements

Average notional value	$48,813,817	$3,569,003	$11,480,754

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $289.

29	Invesco World Bond Factor Fund

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021
Ordinary income*	$705,757	$779,487
Long-term capital gain	59,205	237,018
Return of capital	93,121	–
Total distributions	$858,083	$1,016,505

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Net unrealized appreciation (depreciation) – investments	$(6,798,197)

Net unrealized appreciation – foreign currencies	12,860

Temporary book/tax differences	(19,585)

Capital loss carryforward	(1,885,983)

Shares of beneficial interest	38,501,672

Total net assets	$29,810,767

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2022.

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$1,234,188	$651,795	$1,885,983

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2022 was $25,459,572 and $28,719,753, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$1,019,523

Aggregate unrealized (depreciation) of investments	(7,817,720)

Net unrealized appreciation (depreciation) of investments	$(6,798,197)

Cost of investments for tax purposes is $37,944,231.

30	Invesco World Bond Factor Fund

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on October 31, 2022, undistributed net investment income was decreased by $593,407, undistributed net realized gain (loss) was increased by $1,398,625 and shares of beneficial interest was decreased by $805,218. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2022(a)		October 31, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	203,072	$ 1,968,814	445,039	$4,926,597

Class C	31,200	297,438	57,595	632,108

Class Y	659,898	6,099,328	936,589	10,306,720

Class R6	66,597	654,707	94,190	1,036,295

Issued as reinvestment of dividends:
Class A	41,630	413,687	49,932	553,308

Class C	1,991	20,177	3,097	34,438

Class Y	25,459	251,987	26,094	288,436

Class R6	3,230	31,454	1,459	16,039

Automatic conversion of Class C shares to Class A shares:
Class A	5,671	53,819	39,260	435,539

Class C	(5,685)	(53,819)	(39,358)	(435,539)

Reacquired:
Class A	(552,300)	(5,231,554)	(655,265)	(7,200,442)

Class C	(63,739)	(615,846)	(52,733)	(577,207)

Class Y	(857,201)	(8,018,856)	(498,338)	(5,466,337)

Class R6	(30,991)	(280,462)	(7,390)	(80,864)

Net increase (decrease) in share activity	(471,168)	$(4,409,126)	400,171	$4,469,091

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 45% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

31	Invesco World Bond Factor Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco World Bond Factor Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco World Bond Factor Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

32	Invesco World Bond Factor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$894.10	$2.77	$1,022.28	$2.96	0.58%
Class C	1,000.00	890.40	6.34	1,018.50	6.77	1.33
Class Y	1,000.00	894.10	1.58	1,023.54	1.68	0.33
Class R5	1,000.00	894.40	1.58	1,023.54	1.68	0.33
Class R6	1,000.00	894.20	1.58	1,023.54	1.68	0.33

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2022 through October 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

33	Invesco World Bond Factor Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2022, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco World Bond Factor Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2022. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2022 and June 13, 2022, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2022.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, valuation and compliance risks, and technology used to manage such risks. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board considered how the cybersecurity and business continuity plans of Invesco Advisers and its key service providers operated in the remote and hybrid working environment resulting from the novel coronavirus (“COVID-19”) pandemic and paved the way for a hybrid working framework in a normalized environment as employees return to the office. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance for the one, three and five year periods ending December 31, 2021 to the performance of funds in the Broadridge performance universe and against the Bloomberg Global Aggregate Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period, the first quintile for the three year period and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board further considered that the Fund had changed its name, investment strategy and index against which future performance will be compared in 2020 in connection with its repositioning as a factor-based fund, and that performance results prior to such date reflected that of the Fund’s former strategy. As a result, the Board did not consider performance of the Fund prior to such date to be particularly relevant. The Board also reviewed more

34	Invesco World Bond Factor Fund

recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the Fund’s contractual management fee schedule was reduced at certain breakpoint levels effective in 2020 in connection with its repositioning as a factor-based fund. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Funds individually. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

    The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

    The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

35	Invesco World Bond Factor Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$59,205
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	2.35%
Qualified Business Income*	0.00%
Business Interest Income*	44.98%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

36	Invesco World Bond Factor Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			189	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	189

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	189	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	189	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)

T-1	Invesco World Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman -1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			189	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	189	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	189	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			189	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury and Director, ON Semiconductor Corporation (semiconductor manufacturing)	189	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	189	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	189	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-2	Invesco World Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; and Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

			N/A	N/A

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

T-3	Invesco World Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

			N/A	N/A
		Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-4	Invesco World Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds; and Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets)

Formerly, Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018

Investment Adviser

Invesco Advisers, Inc.

1555 Peachtree Street, N.E.

Atlanta, GA 30309

Counsel to the Independent Trustees

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

Distributor

Invesco Distributors, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Transfer Agent

Invesco Investment Services, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Auditors

PricewaterhouseCoopers LLP

1000 Louisiana Street, Suite 5800

Houston, TX 77002-5021

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110-2801

T-5	Invesco World Bond Factor Fund

(This page intentionally left blank)

(This page intentionally left blank)

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05426 and 033-19338 Invesco Distributors, Inc.	WBD-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli. Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Pursuant to PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, PricewaterhouseCoopers LLC (“PwC”) advised the Registrant’s Audit Committee of the following two matters identified since the previous annual Form N-CSR filing that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that one PwC Senior Associate and one PwC Partner each held financial interests directly in an investment company within the complex that includes the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively the “Invesco Funds Investment Company Complex”) that were inconsistent with the requirements of Rule 2-01(c)(1) of SEC Regulation S-X. In reporting each matter to the Audit Committee, PwC noted, among other things, that the impermissible holdings were disposed of by the individuals, the individuals were not in the chain of command of the audit or the audit partners of the Funds, the financial interests were not material to the net worth of each individual or his or her respective immediate family members and the Funds’ audit engagement team was unaware of the impermissible holdings until after the matters were confirmed to be independence exceptions . In addition, PwC considered that the audit services performed by the PwC Senior Associate were reviewed by team members at least two levels higher than the individual and the individual did not have any decision making responsibility for matters that materially affected the audit and that the PwC Partner provided non-audit services that were not relied upon by the audit engagement team in the audits of the financial statements of the Funds. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded, individually for each matter and in the aggregate, that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violations would conclude PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2022	Fees Billed for Services Rendered to the Registrant for fiscal year end 2021

Audit Fees	$ 925,264	$ 999,325
Audit-Related Fees	$ 0	$ 0
Tax Fees(1)	$ 403,564	$ 538,211
All Other Fees	$ 0	$ 0
Total Fees	$ 1,328,828	$ 1,537,536

(1)

Tax Fees for the fiscal years ended October 31, 2022 and October 31, 2021 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2022 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2021 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees(1)	$ 760,000	$ 760,000
Tax Fees	$ 0	$ 0
All Other Fees	$ 0	$ 0
Total Fees	$ 760,000	$ 760,000

(1)	Audit-Related Fees for the fiscal years ended 2022 and 2021 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit

1 Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

●	Management functions;

●	Human resources;

●	Broker-dealer, investment adviser, or investment banking services ;

●	Legal services;

●	Expert services unrelated to the audit;

●	Any service or product provided for a contingent fee or a commission;

●	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

●	Tax services for persons in financial reporting oversight roles at the Fund; and

●	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

●	Financial information systems design and implementation;

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

●	Actuarial services; and

●	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $7,434,000 for the fiscal year ended October 31, 2022 and $5,910,000 for the fiscal year ended October 31, 2021. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $8,597,564 for the fiscal year ended October 31, 2022 and $7,208,211 for the fiscal year ended October 31, 2021.

PwC provided audit services to the Investment Company complex of approximately $31 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of December 20, 2022, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 20, 2022, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Investment Funds (Invesco Investment Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 5, 2023

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 5, 2023

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	January 5, 2023